OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2011

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2010 to December 31, 2010

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2010

Classes ADV, I, S and S2

ING Partners, Inc.

■ ING American Century Small-Mid Cap Value Portfolio

■ ING Baron Small Cap Growth Portfolio

■ ING Columbia Small Cap Value Portfolio

■ ING Davis New York Venture Portfolio

■ ING JPMorgan Mid Cap Value Portfolio

■ ING Legg Mason ClearBridge Aggressive Growth Portfolio

■ ING Oppenheimer Global Portfolio

■ ING Oppenheimer Global Strategic Income Portfolio

■ ING PIMCO Total Return Portfolio

■ ING Pioneer High Yield Portfolio

■ ING T. Rowe Price Diversified Mid Cap Growth Portfolio

■ ING T. Rowe Price Growth Equity Portfolio

■ ING Templeton Foreign Equity Portfolio

■ ING Thornburg Value Portfolio

■ ING UBS U.S. Large Cap Equity Portfolio

■ ING Van Kampen Comstock Portfolio

■ ING Van Kampen Equity and Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	3

Portfolio Managers' Report	6

Shareholder Expense Examples	40

Report of Independent Registered Public Accounting Firm	44

Statements of Assets and Liabilities	45

Statements of Operations	55

Statements of Changes in Net Assets	60

Financial Highlights	69

Notes to Financial Statements	76

Summary Portfolios of Investments	102

Tax Information	208

Director and Officer Information	210

Advisory Contract Approval Discussion	214

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index	An unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

S&P/Citigroup World Government Bond Index	S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

Bank of America/Merrill Lynch High Yield Master II Index	A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

Bank of America/Merrill Lynch All U.S. Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.

S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of mid-capitalization companies.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

MSCI All Country World ex U.S. IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Barclays Capital U.S. Government/Credit Bond Index	An index made up of the Barclays Capital Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Benjamin Z. Giele and James Pitman (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson, and Michael Liss (responsible for the Mid Cap Value portion of the Portfolio), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 22.02% compared to the Russell 2500TM Value Index and the S&P Small Cap 600/Citigroup Value Index, which returned 24.82% and 24.72%, respectively, for the same period.

Portfolio Specifics: The stock market posted double-digit gains for the one-year reporting period, its second-straight annual increase. Although the economy expanded in response to government stimulus spending, growth slowed during the spring, raising concern about the sustainability of the recovery. Although unemployment remained high, consumers modestly increased their spending. As fears of a double-dip recession eased, investors generally favored higher-risk stocks. They sought out higher-yielding securities because of very low interest rates. Growth stocks beat value stocks across the capitalization spectrum.

Small Cap Value* — In this environment, the portfolio provided a positive total return and outperformed on a relative basis. Contributing the most to relative results were positions in the information technology and energy sectors. In information technology, the software industry was a significant source of strength. Key holdings were Quest Software, Inc., a developer of enterprise management solutions; Sybase, Inc., a maker of mobile and database software; and Motricity, Inc., a provider of wireless data services. In energy, the portfolio benefited from security selection among oil and gas companies. A notable contributor was exploration company Mariner Energy, Inc. The industrials and consumer discretionary sectors detracted. In industrials, investments in the construction and engineering industry dampened relative results. A notable detractor was Granite Construction, Inc., a well-capitalized builder of highways, dams, airport infrastructure, and mass transit facilities. In consumer discretionary, the portfolio's mix of diversified consumer services companies hampered relative performance. Key detractors were Corinthian Colleges, Inc. and Lincoln Educational Services Corp., both of which are post-secondary career-oriented education companies.

Mid Cap Value* — Although the portfolio provided a positive total return in this environment, it underperformed in relative terms. Detracting the most from relative results were positions in the financials, energy, and consumer discretionary sectors. In financials, the portfolio was hampered by an underweight in commercial banks. Its mix of capital markets names also dampened relative performance. Two notable detractors were Northern Trust Corp. and State Street Corp. In energy, investments among oil and gas companies slowed progress versus the benchmark. Key detractors were Imperial Oil Ltd., a Canadian energy company and EQT Corp., a low-cost producer of unconventional tight-shale natural gas. In consumer discretionary, security selection among hotel, leisure, restaurant, and specialty retailing stocks dampened relative results. Home improvement retailer Lowe's Cos., Inc. was a notable detractor. Specialty retailing also provided the portfolio's top contributor PetSmart, Inc. Also adding to relative performance were the utilities and information technology sectors. In utilities, security selection among high-quality regulated utilities boosted results. In information technology, an underweight position was advantageous. A key contributor was Teradyne, Inc., a semiconductor test equipment maker.

Current Strategy and Outlook: The portfolio management team takes a fundamental, bottom-up approach, evaluating each company individually on its own merits and building the portfolio from the ground up, one stock at a time.

Small Cap Value* — As of December 31, 2010, the portfolio was broadly diversified, with overweight positions relative to the benchmark in consumer discretionary, industrials, and information technology and underweights in financials and utilities.

Mid Cap Value* — As of December 31, 2010, the portfolio was broadly diversified, with overweight positions relative to the benchmark in industrials, consumer staples, and healthcare, and underweights in financials and utilities.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	27.2%
Industrials	15.0%
Consumer Discretionary	11.1%
Energy	8.3%
Health Care	7.5%
Information Technology	7.4%
Consumer Staples	6.9%
Utilities	6.8%
Materials	4.4%
Exchange-Traded Funds	2.7%
Telecommunication Services	1.4%
Other Assets and Liabilities — Net*	1.3%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Republic Services, Inc.	1.8%
Imperial Oil Ltd.	1.6%
iShares Russell Midcap Value Index Fund	1.6%
Northern Trust Corp.	1.4%
HCC Insurance Holdings, Inc.	1.3%
Lowe's Cos., Inc.	1.3%
Kimberly-Clark Corp.	1.2%
ConAgra Foods, Inc.	1.1%
Beckman Coulter, Inc.	1.1%
Zimmer Holdings, Inc.	1.0%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  For purposes of these discussions, "the portfolio" refers to each respectively managed portion of ING American Century Small-Mid Cap Value Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	21.80%	6.12%	7.86%	—
Class I	22.36%	6.65%	8.40%	—
Class S	22.02%	6.38%	8.13%	—
Class S2	21.87%	—	—	47.39%
Russell 2500TM Value Index	24.82%	3.85%	7.51%	48.74	%(1)
S&P SmallCap 600/Citigroup Value Index	24.72%	4.06%	6.45%	47.66	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

ING BARON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. ("BAMCO") — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 26.50% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 29.09% and 26.85%, respectively, for the same period.

Portfolio Specifics: The Portfolio provided positive returns in 2010 in a year of market volatility. The U.S. economy delivered positive quarterly GDP growth since the third quarter of 2009, avoiding double-dip recession. The equity markets were volatile, spurred in part by the sovereign debt crisis in Europe and investor sentiment favoring fixed income securities and cash. For most of the year there were outflows from the U.S. equity markets and many businesses continued to keep significant cash on the sidelines. With this as a backdrop, the U.S. Federal Reserve provided additional stimulus in the form of quantitative easing which buoyed the stock market in September and through the fourth quarter, achieving its 52-week high in December.

The sector weightings of this Portfolio typically differ significantly from those of the Russell 2000® Growth Index. There are important trends occurring in several industries that we believe offer growth opportunities over the next few years independent of normal business cycles. In our search for new companies, we seek businesses with visionary leaders that are separating themselves from competitors through efficient operations, strong balance sheets, unique assets or properties and, in many cases, innovative and game changing technology.

The sectors that contributed the most to absolute performance were consumer discretionary, energy, and healthcare. Given the strength of the market during the fourth quarter, there were no detractors at the sector level for the year. Specific stocks that contributed the most to absolute performance were Under Armour, Inc. ("Under Armour"), Edwards Lifesciences Corp. ("Edwards") and Molycorp, Inc. ("Molycorp"). In addition to improved consumer sentiment and spending, Under Armour performed well due to its successful sneaker launch, improved merchandizing, and online sales growth. In addition to solid operating results, Edwards, a leading manufacturer of tissue heart valves, reported that its recent trial exceeded expectations and its upcoming trial will include two of its products. In our view, Edwards has a significant advantage over its competitors. Molycorp, producer of rare earths, is a company with a unique asset and barriers to entry, and we believe it is poised to grow due to favorable supply-demand trends in the rare earths market.

The individual stocks that detracted from absolute performance in a meaningful way were few; the three that hurt performance the most were Equinix, Inc. ("Equinix"), DeVry, Inc. ("DeVry") and Strayer Education, Inc. ("Strayer"). Equinix declined for the year due primarily to its earnings preannouncement in early October in which management lowered revenue guidance. U.S. education stocks, including DeVry and Strayer, languished all year. Most recently, post-secondary stocks came under pressure due to uncertainty around proposed tough new regulations. We continue to own these stocks because we are bullish on the long-term fundamentals of the industries and markets in which they operate and believe the companies are addressing their short-term issues and have solid multi-year growth prospects.

Relative to the Russell 2000® Growth Index, the Portfolio's investments in healthcare, energy and materials had a positive impact on relative performance. In addition to Edwards and Molycorp discussed above, Concho Resources, Inc., whose shares rose this year, contributed the most to relative performance within the energy sector. In addition to higher oil prices, the company benefitted from improving operational performance and a well timed and large acquisition.

The Portfolio's sectors that lagged relative to those of the Russell 2000® Growth Index were information technology, consumer discretionary and industrials. In addition to Equinix, DeVry and Strayer discussed above, Tetra Tech, Inc. ("Teta Tech"), a leading environmental engineering and consulting firm, was a detractor from relative performance in 2010. The company's shares came under pressure on fears of slowing infrastructure spending. After a rare earnings miss during the company's first quarter, Tetra Tech recovered strongly during the balance of the year.

Current Strategy and Outlook: The Portfolio invests in small-sized U.S. growth companies that we believe have the potential for producing outsized returns within four or five years. The Portfolio may retain companies whose market capitalizations rise beyond their original purchase price range. We think the stock market continues to undervalue many publicly traded companies relative to their prospects and relative to competitive fixed income instruments. Based upon our daily conversations with business executives, we believe the economy is now providing support for those businesses rather than serving as a headwind. We believe confidence is building and should translate into differentiated valuations and higher earnings multiples. Ultimately we believe investors make the most money when earnings multiples increase, not just when earnings increase. In our opinion, with current historically low interest rates, attractive stock price valuations and economic growth increasing, this could occur.

We believe that stock markets, commodity prices and interest rates, among other things, are unpredictable. We also believe that businesses' values over the long term are determined by their growth opportunities, financial strength and earnings, sustainable competitive advantages, and management talent. These analyses, valuations and comparisons are how we decide whether our fast growing, publicly owned businesses are attractively priced, not by guessing whether stock markets will rise or fall in the near term. We believe the growth prospects for the businesses in which we have invested are favorable. Our research remains focused on the long-term potential of the businesses in which we invest, and the Portfolio will remain focused on a select number of growth companies.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Consumer Discretionary	26.9%
Health Care	13.3%
Information Technology	11.4%
Financials	11.3%
Energy	11.2%
Industrials	11.1%
Consumer Staples	6.0%
Materials	2.7%
Utilities	1.2%
Telecommunication Services	0.8%
Other Assets and Liabilities — Net*	4.1%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Vail Resorts, Inc.	2.9%
MSCI, Inc. — Class A	2.9%
Dick's Sporting Goods, Inc.	2.6%
Choice Hotels International, Inc.	2.5%
Mettler Toledo International, Inc.	2.4%
Molycorp, Inc.	2.3%
Genesee & Wyoming, Inc.	2.2%
Core Laboratories NV	2.1%
AMERIGROUP Corp.	2.1%
Edwards Lifesciences Corp.	1.9%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	26.24%	3.95%	7.87%	—
Class I	26.85%	4.45%	8.42%	—
Class S	26.50%	4.20%	8.15%	—
Class S2	26.28%	—	—	45.42%
Russell 2000® Growth Index	29.09%	5.30%	6.05%	49.72	%(1)
Russell 2000® Index	26.85%	4.47%	6.44%	48.56	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Columbia Small Cap Value Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian Stadlinger and Jarl Ginsberg, Portfolio Managers, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 25.48% compared to the Russell 2000® Value Index, which returned 24.50% for the same period.

Portfolio Specifics: The "risk on vs. risk off" trade characterized much of 2010, as investors either believed that global growth prospects were good and European risks were contained, or they believed that growth prospects were deteriorating and risk was high. In November, the Federal Reserve launched round two of quantitative easing through purchases of government bonds. Equity markets responded positively to this announced monetary stimulus. The economy also received a fiscal policy boost for 2011, as tax cuts of previous years were extended for another two years. Meanwhile, companies continued to report strong earnings and economic data towards the end of the year also came in slightly better than expected.

The small cap market provided strong absolute returns in 2010 as measured by the Russell 2000® Value Index. The Portfolio also outperformed its benchmark, the Russell 2000® Value Index. On an absolute basis, most sectors in the Portfolio saw positive double digit performance. The Portfolio benefited from both the choices in sector allocation as well as stock selection. Overall, the largest contributions came from information technology, consumer staples and consumer discretionary sectors. The Portfolio's largest detractors were due to stock selection in the financials and materials sectors.

Stock selection in the information technology sector drove contributions. The most meaningful contributions came from semiconductor companies Cirrus Logic and Atmel Corporation. Cirrus Logic, Inc. which provides audio chips for products such as the iPhone and iPad, saw its shares more than double. Atmel rose on exposure to a stronger emergence of smart phones and touch screen applications. Stock selection in food products contributed to performance in the consumer staples sector with contributions by pasta maker American Italian Pasta Co. Our investments in specialty retail were positives, such as retail footwear companies and Pier 1 Imports, Inc. Auto supply companies and parts suppliers to the trucking industry were strong contributors in the consumer discretionary sector.

While the Portfolio did benefit from an underweight position to the financials sector for the third year in a row, this was offset by stock selection as the Portfolio had focused on conservatively managed banking and real estate investment trust companies while the market focused on credit recovery stories.

Current Strategy and Outlook: Our investment process is to focus our research on those companies which we believe are attractively valued and where we believe the valuation gap is likely to shrink in the near term. We accomplish this by focusing on what we call an "upward inflection point," which essentially means we want stocks that are both inexpensive and are showing improving operating performance metrics. In thinking about the types of situations that are attractive to us, our opportunities typically encompass one or more of the following: 1) "Out-of-the-limelight" companies missed by the Wall Street research community; 2) cyclically-driven opportunities in industries that have been out of favor and show signs of resurgence; and 3) companies with compressed operating margins that we believe are poised to expand within a reasonable timeframe.

That said, moving into 2011 the Portfolio begins the year with a cyclical tilt — overweight the industrials and information technology sectors. The interest rate sensitive sectors of financials and utilities sectors are underweighted.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	28.9%
Industrials	19.9%
Information Technology	14.6%
Consumer Discretionary	10.6%
Energy	7.3%
Materials	6.4%
Health Care	5.4%
Utilities	3.6%
Consumer Staples	2.9%
Telecommunication Services	0.5%
Other Assets and Liabilities — Net*	(0.1)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

United Rentals, Inc.	1.2%
New Jersey Resources Corp.	1.2%
Kindred Healthcare, Inc.	1.1%
U-Store-It Trust	1.1%
Swift Energy Co.	1.1%
IBERIABANK Corp.	1.1%
Textainer Group Holdings Ltd.	1.1%
Boise, Inc.	1.0%
LaSalle Hotel Properties	1.0%
Wabash National Corp.	1.0%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

*  Prior to April 30, 2010, the Portfolio was managed by investment sleeves. Effective April 30, 2010, the investment sleeve managed by Stephen Barbaro and Jeremy Javidi was eliminated and the assets of that sleeve were redeployed into the sleeve managed by Mr. Stadlinger and Mr. Ginsberg.

The Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING COLUMBIA SMALL CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	24.98%	1.21%		—		—	—
Class I	25.48%	—		1.85%		—	—
Class S	25.28%	—		—		1.70%	—
Class S2	25.04%	—		—		—	46.93%
Russell 2000® Value Index	24.50%	(0.95	)%(1)	0.94	%(2)	0.94%	47.29	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Columbia Small Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from May 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING DAVIS NEW YORK VENTURE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Davis New York Venture Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, with Davis Selected Advisers, L.P. ("Davis Advisers") — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 11.99% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Portfolio had more invested in financials than any other sector and they were the most important contributor to the Portfolio's absolute performance. The Portfolio's financial companies outperformed the corresponding sector within the S&P 500® Index ("Index") and had a higher relative average weighting. Berkshire Hathaway, Inc., Wells Fargo & Co., and Progressive Corp. were among the most important contributors to performance while JPMorgan Chase Bank was among the most important detractors from performance.

Consumer staple companies were the second most important contributor to absolute performance. The Portfolio's consumer staple companies outperformed the corresponding sector within the Index and had a higher relative average weighting. Costco Wholesale Corp. and Coca-Cola Co. were among the most important contributors to performance.

While energy companies made positive contributions to absolute performance, they were the most important reason that the Portfolio lagged the Index. The Portfolio's energy companies under-performed the corresponding sector within the Index but had a higher relative average weighting in this stronger performing sector. Occidental Petroleum Corp. and Canadian Natural Resources Ltd. were among the most important contributors to performance while EOG Resources, Inc., Transocean, Inc., and China Coal Energy Co. were among the most important detractors from performance.

Industrial companies also made positive contributions to absolute performance but were the second most important detractor from relative performance versus the Index. The Portfolio's industrial companies underperformed the corresponding sector within the Index and had a lower relative average weighting in this stronger performing sector.

Other companies detracting from performance included Hewlett-Packard Co., Visa, Inc., and H&R Block, Inc. The Fund no longer owns H&R Block, Inc.

The Portfolio held approximately 19% of its assets in foreign companies (including american depositary receipts) at December 31, 2010. As a whole, these companies outperformed the domestic companies held by the Portfolio during 2010.

Current Strategy and Outlook: Our long-term focus usually results in low portfolio turnover. We try not to overreact to past short-term performance from individual holdings on either the upside or the downside. The Portfolio's investment strategy is to perform extensive research to buy durable companies at what we believe is a discount to their intrinsic values and to hold them for the long term. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of December 31, 2010, only two companies had dropped out of the Portfolio's top 10 holdings from the end of 2009. This is consistent with our low-turnover strategy. The Portfolio continues to own both companies that dropped out, Berkshire Hathaway, Inc. and JPMorgan Chase Bank, but in reduced amounts. The two new additions to the Portfolio's top 10 holdings, CVS Caremark Corp. and Loews Corp., were both among the Portfolio's top 20 holdings as of the end of 2009.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	27.2%
Consumer Staples	16.7%
Energy	15.3%
Health Care	13.7%
Materials	8.4%
Information Technology	5.8%
Consumer Discretionary	5.7%
Industrials	5.0%
Telecommunication Services	0.4%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%

*  Includes short-term investments related to commercial paper.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Costco Wholesale Corp.	4.3%
Wells Fargo & Co.	4.3%
American Express Co.	4.1%
Bank of New York Mellon Corp.	3.9%
Occidental Petroleum Corp.	3.8%
CVS Caremark Corp.	3.5%
Devon Energy Corp.	3.2%
Canadian Natural Resources Ltd.	3.1%
EOG Resources, Inc.	3.0%
Loews Corp.	3.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING DAVIS NEW YORK VENTURE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001
Class ADV	11.79%	0.98%	2.53%
Class I	12.33%	1.50%	3.04%
Class S	11.99%	1.22%	2.77%
S&P 500® Index	15.06%	2.29%	3.08	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis New York Venture Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown as of December 1, 2001.

Prior to October 31, 2005, the Portfolio was sub-advised by Salomon Brothers Asset Management Inc. Effective October 31, 2005, the Portfolio's principal investment strategies and name changed.

ING JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 22.97% compared to the Russell Midcap® Value Index, which returned 24.75% for the same period.

Portfolio Specifics: Despite a year marred by various economic and political concerns, not to mention considerable market volatility, U.S. stocks manage to post healthy gains in 2010. While the Portfolio participated in much of the market's advance, the Portfolio underperformed its benchmark due mostly to stock selection in the energy, healthcare and consumer discretionary sectors. Alternatively, stock selection in the information technology, materials and utilities sectors contributed to results.

A top contributor to performance was the diversified insurance company, Old Republic International Corp. The stock was a strong performer on improving trends in its mortgage guaranty segment while its title insurance business has benefited from brisk refinancing activity.

Another contributor was Tyco Electronics Ltd., a global provider of engineered electronic components, network solutions, specialty products and undersea telecommunication systems. The company delivered solid results throughout the year. Tyco aggressively cut costs during the downturn and appears to be benefiting from the broad-based economic recovery.

H&R Block, Inc., a provider of tax, banking, and business and consulting services, was a top detractor from performance. The stock came under pressure as higher levels of unemployment led to a decline in tax returns and investor concerns over the continuing trend of individuals shifting to do-it-yourself tax preparation products. Given these headwinds, as well as significant turnover of senior management, we sold the stock and redeployed proceeds to what we believe are more attractive investment opportunities.

Another detractor from performance was Wilmington Trust Corp., a mid-Atlantic financial services and banking firm. Shares of the stock declined significantly as severe credit losses began to accelerate across a greater portion of its loan portfolio. This resulted in the company announcing that it would merge with Buffalo-based M&T Bank Corp. To eliminate the risk of the merger not materializing, the stock was removed from the Portfolio.

Current Strategy and Outlook: Our strategy employs a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify what we believe are undervalued companies that have the potential to increase their intrinsic values per share and to purchase these companies at a discount.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	24.0%
Consumer Discretionary	18.4%
Utilities	10.4%
Industrials	8.8%
Energy	8.6%
Materials	6.6%
Health Care	6.0%
Consumer Staples	5.6%
Information Technology	5.4%
Telecommunication Services	2.3%
Other Assets and Liabilities — Net*	3.9%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Gap, Inc.	2.0%
Loews Corp.	1.9%
Republic Services, Inc.	1.8%
Tyco Electronics Ltd.	1.7%
Energen Corp.	1.6%
Becton Dickinson & Co.	1.6%
Williams Cos., Inc.	1.6%
CMS Energy Corp.	1.6%
Devon Energy Corp.	1.6%
Ball Corp.	1.5%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	22.63%	4.03%	7.67%	—
Class I	23.30%	4.55%	8.22%	—
Class S	22.97%	4.29%	7.95%	—
Class S2	22.75%	—	—	41.20%
Russell Midcap® Value Index	24.75%	4.08%	8.13%	51.18	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Legg Mason ClearBridge Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Richard Freeman, Managing Director, Senior Portfolio Manager and Evan Bauman, Managing Director, Portfolio Manager, of ClearBridge Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 24.47% compared to the Russell 3000® Growth Index and the S&P 500® Index, which returned 17.64% and 15.06%, respectively, for the same period.

Portfolio Specifics: The year began well for the stock market, continuing the previous year's rally into January, but it soon stumbled over fears about the potential impact of the European sovereign debt crisis and fell to new lows in February. The market managed to recover over the remainder of the first quarter and rose into the start of the second, but was shaken badly by the dramatic May 6th intraday point drop known as the "Flash Crash" and driven to new lows for the year in July by weaker-than-expected employment data. Those lows were tested over the summer as investors continued to forgo stocks for the relative safety of U.S. Treasuries, which fell to record low yields after weak housing sales data fueled fears that the fragile economy would collapse into a "double-dip" recession.

But following indications from the Fed in late August of a second round of monetary stimulus, known as Quantitative Easing Part II ("QE2"), the market reversed course and began to rally at the start of September. The advance continued into the fourth quarter as stocks reacted positively to the midterm election results and the start of QE2 in November, the extension of the Bush-era tax package in December and improving economic and corporate earnings data.

The Portfolio's overall stock selection helped its performance relative to the benchmark index, while overall sector allocation detracted from relative performance. In particular, stock selection in the healthcare, information technology ("IT"), consumer discretionary, energy and materials sectors helped the Portfolio's relative performance, while stock selection in the industrials sector detracted from performance. The Portfolio's overweight positions in the healthcare and energy sectors and its underweight positions in the industrials and materials sectors detracted from relative performance, while underweight positions in the IT and consumer staples sectors and an overweight in the consumer discretionary sector helped relative performance. The leading individual contributors to Portfolio performance included Genzyme Corp., Biogen Idec, Inc. and UnitedHealth Group, Inc. in the healthcare sector, Cablevision Systems Corp. in the consumer discretionary sector and Weatherford International Ltd. in the energy sector. The leading detractors from relative performance included L-3 Communications Holdings, Inc. in the industrials sector, Seagate Technology, Inc. in the IT sector and Vertex Pharmaceuticals Inc., Amgen, Inc. and Covidien PLC in the healthcare sector.

Current Strategy and Outlook: Stock market valuations and corporate balance sheet strength is driving merger and acquisition activity, which is very positive in terms of big cash deals. We continue to view earnings health for companies as fairly good, while stocks on a price-to-earnings basis are still not expensive in comparison to other asset classes. That said, the market is up a lot off the bottom in March 2009 — that's where the yin-and-yang of our outlook lies — and we simply can't be as bullish as we were two years ago, but again we think the preconditions are just not present for any type of significant bear market to start anytime soon. Our focus is on what we believe are high quality growth equities with strong balance sheets, and in this type of slow growth domestic environment we have clearly seen this past year that those companies can out-execute the average company. Looking ahead, we still want to own companies we believe can grow in a challenging economy, with strong balance sheets and significant free cash flows.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Health Care	35.9%
Consumer Discretionary	20.1%
Energy	18.8%
Information Technology	15.9%
Industrials	7.5%
Materials	1.8%
Financials	0.8%
Other Assets and Liabilities — Net*	(0.8)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Anadarko Petroleum Corp.	8.4%
Weatherford International Ltd.	7.8%
Biogen Idec, Inc.	7.5%
Genzyme Corp.	6.2%
UnitedHealth Group, Inc.	6.1%
Cablevision Systems Corp.	5.5%
Amgen, Inc.	5.3%
Comcast Corp. — Special Class A	4.5%
Forest Laboratories, Inc.	4.3%
Sandisk Corp.	3.3%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001		Since Inception of Class S2 March 8, 2010
Class ADV	23.84%	1.16%	—	1.31%		—
Class I	24.47%	1.67%	(1.18)%	—		—
Class S	24.15%	1.42%	—	1.56%		—
Class S2	—	—	—	—		16.01%
Russell 3000® Growth Index	17.64%	3.88%	0.30%	2.80	%(1)	18.85	%(2)
S&P 500® Index	15.06%	2.29%	1.41%	3.08	%(1)	15.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Legg Mason ClearBridge Aggressive Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from December 1, 2001.

(2) Since inception performance for the indices is shown from March 1, 2010.

Prior to December 16, 2002, the Portfolio was managed by Massachusetts Financial Services Company. Effective December 16, 2002, the Portfolio's name changed.

ING OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Senior Vice President of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 15.80% compared to the MSCI World IndexSM and the MSCI All Country World IndexSM, which returned 11.76% and 12.67%, respectively, for the same period.

Portfolio Specifics: Over the reporting period, events on the global economic scale unfolded much as we expected. We have seen a two-speed recovery, with slow, sub-par growth in the developed world and continued rapid growth in the emerging economies. We believe this is likely to persist for some time. Consumer debt in the U.S. generally continued to fall. Unemployment figures remained stubbornly high and housing markets in many economies, most significantly in the United States, continued to struggle. Understandably, consumer confidence remained low. To add to the tumult, the Eurozone's debt crisis sent markets sharply lower over the spring and summer.

In contrast, emerging markets continued to witness very strong growth during the period. Indeed, growth was so strong that we saw a tightening of monetary policy in order to rein in growth to sustainable levels and to keep a lid on inflation. High inflation, particularly in food prices, can put great pressure on economic, political and market stability in developing nations.

Our bottom-up approach of investing led us to overweight positions in the information technology and consumer discretionary sectors, where we have, in the past, consistently found the most companies that have the potential to grow faster over the long term compared to the overall market. These two sectors were the top two positive contributors to performance this reporting period. Within information technology, the largest contributors were U.S.-based companies Intuit, Inc., Altera Corp., and Juniper Networks, Inc., the Indian business software and outsourcing giant Infosys Technologies Ltd., and Swedish telecommunications giant Telefonaktiebolaget LM Ericsson. In consumer discretionary, the greatest contributors to performance included French luxury goods group LVMH Moet Hennessy Louis Vuitton SA, cruise and vacation company Carnival Corp., German automobile manufacturer BMW AG, Spanish company Industria de Diseno Textil SA, which is known worldwide for its Zara brand, and Tod's SpA, the Italian footwear manufacturer.

On the negative side, the greatest detractor from performance during the period was materials, where our underweight position in the sector hurt performance. Despite the recent run up in some commodity prices, we do not foresee overall prices continuing to rise and, as a consequence, believe most materials stocks to be overvalued. We currently plan to remain underweight this sector. Energy also provided negative results due to investments in Transocean Ltd. and Total SA.

At the country level, the United States was the strongest performer for the Portfolio closely followed by Sweden and Germany. As a result of its exposure to BMW AG and electronics and electrical engineering company Siemens AG, Germany outperformed the benchmark. The Fund's exposure to Sweden outperformed with contributions from Telefonaktiebolaget LM Ericsson and Assay Abloy AB. Switzerland was the greatest detractor to Portfolio performance because of poor showings by Credit Suisse Group AG and Transocean Ltd.

Current Strategy and Outlook: We believe the Portfolio is very well positioned at period end, and also believe our long-term, thematic based investment process as described earlier, is well suited in the current environment. In our opinion, growth companies will become more valuable in a world where growth is a scarce commodity. We anticipate overall growth, particularly in the developed world, will continue to be sub-par in the near term. Valuations are low by historic standards, particularly when measured against bonds. We are optimistic about the Portfolio's holdings given present equity valuations.

Country Allocation
as of December 31, 2010
(as a percent of net assets)

United States	37.1%
Japan	11.6%
Germany	9.0%
Sweden	6.7%
Switzerland	5.1%
United Kingdom	5.1%
France	5.0%
Mexico	3.6%
Netherlands	3.2%
Spain	2.3%
India	2.2%
Italy	2.2%
Countries less than 2.2%(1)	5.9%
Other Assets and Liabilities — Net*	1.0%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

(1)  Includes five countries, which each represents less than 2.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Telefonaktiebolaget LM Ericsson	4.0%
Siemens AG	2.9%
eBay, Inc.	2.5%
Credit Suisse Group	2.2%
Juniper Networks, Inc.	2.1%
Altera Corp.	2.0%
LVMH Moet Hennessy Louis Vuitton S.A.	1.9%
Tiffany & Co.	1.9%
Intuit, Inc.	1.8%
Carnival Corp.	1.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	15.42%	3.46%	6.27%	—
Class I	16.06%	3.98%	6.93%	—
Class S	15.80%	3.73%	6.53%	—
Class S2	15.63%	—	—	42.70%
MSCI World IndexSM	11.76%	2.43%	5.25%	36.70	%(1)
MSCI All Country World IndexSM	12.67%	3.44%	6.14%	39.40	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Massachusetts Financial Services Company. Effective November 8, 2004, the Portfolio's principal investment strategies and name changed.

ING OPPENHEIMER GLOBAL STRATEGIC INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Oppenheimer Global Strategic Income Portfolio (the "Portfolio") seeks a high level of current income principally derived from interest on debt securities.* The Portfolio is managed by Arthur P. Steinmetz, Chief Investment Officer of Fixed Income and Senior Vice President; Krishna Memani, Senior Vice President and Head of the Investment Grade Fixed Income Team; Joseph Welsh, CFA, Vice President and Head of the High Yield Corporate Debt Team, Caleb Wong, Vice President, and Sara J. Zervos, Vice President and Director of International Research, Portfolio Managers, of OppenheimerFunds, Inc. — the Sub-Adviser.**

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 15.54% compared to the Barclays Capital U.S. Aggregate Bond Index and the S&P/Citigroup World Government Bond Index, which returned 6.54% and 5.17%, respectively, for the same period.

Portfolio Specifics: Although the U.S. and global economies continued to recover from a recession and worldwide financial crisis, the recovery proved to be choppy. Over the first half of 2010 in Europe, Greece and, later, Ireland struggled to finance heavy debt loads, sparking fears of contagion to other markets and compelling national governments throughout the region to adopt fiscal austerity measures. At the same time, inflationary pressures in China prompted local government authorities to raise short-term interest rates, which fueled new concerns in the spring of 2010 regarding a major engine of global economic growth. Japan encountered a drop in export activity when the yen appreciated sharply against most major currencies. Finally, demand for goods and services in the United States remained under pressure from persistently high levels of unemployment and troubled domestic housing markets.

Economic conditions generally continued to improve in Europe and the U.S. over the second half of 2010, and investor sentiment was bolstered when the U.S. Federal Reserve announced a new round of quantitative easing in the fall. Corporate earnings continued to exceed analysts' forecasts, commodity process rose amid robust demand for construction materials in the emerging markets, and the U.S. and global economies continued to expand at moderate rates.

During the reporting period, we generally maintained overweight exposure to markets and sectors that we expected to benefit from falling yield spreads, declining longer-term interest rates and robust investor demand. The Portfolio achieved particularly strong results from its emphasis on emerging-market bonds denominated in U.S. dollars, while those denominated in local currencies advanced to a lesser degree. The Portfolio's holdings from South Africa, Brazil, Indonesia, Mexico and Turkey fared particularly well. We generally focused on securities toward the lower end of the below-investment-grade range, as lower-rated bonds benefited more substantially than their higher-rated counterparts from the economic recovery. To help manage risks, we maintained a diversified mix of high yield bonds from a broad range of industry groups.

The Portfolio's more disappointing positions during 2010 included foreign bonds from the developed markets, particularly peripheral European nations at the center of the sovereign debt crisis. Egyptian T-bills and a short position in the euro also ranked among the Portfolio's laggards. We successfully employed futures contracts and other derivative instruments to help establish the Portfolio's duration position.

Current Strategy and Outlook: Looking forward, we believe 2011 will provide a generally favorable environment for global fixed-income securities. The world's major central banks appear likely to keep short-term interest rates near historically low levels due to the European sovereign debt crisis, deflationary pressures in Japan and persistently high U.S. unemployment. These factors suggest to us that global investors will continue to focus on higher-yielding securities. Therefore, we have maintained the Portfolio's emphasis on mortgage-backed securities ("MBS") over U.S. Treasury securities, and we recently found what we believe are new opportunities among commercial MBS and non-agency residential MBS. We have continued to focus the Portfolio's high yield investments on bonds with lower credit ratings, and we have complemented its high yield positions with senior bank loans that appear attractively valued to us. Although we believe that emerging-market bonds denominated in local currencies may benefit from a weakening U.S. dollar, we have maintained a blend of local and external debt securities to manage the risk that unforeseen developments may cause relative values to change.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Corporate Bonds/Notes	34.7%
Other Bonds	24.8%
U.S. Government Agency Obligations	8.9%
Collateralized Mortgage Obligations	7.7%
Mutual Funds	4.1%
Common Stock	1.1%
Structured Products	1.0%
Asset-Backed Securities	0.9%
Preferred Stock	0.4%
U.S. Treasury Obligations	0.1%
Positions in Purchased Options	0.0%
Warrants	0.0%
Other Assets and Liabilities — Net*	16.3%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I, securities lending collateral and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Oppenheimer Master Loan Fund	4.1%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	2.3%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/21	0.9%
Poland Government International Bond, 5.500%, due 04/25/15	0.8%
South Africa Government International Bond, 7.250%, due 01/15/20	0.7%
Federal National Mortgage Association, 4.500%, due 01/25/39	0.7%
Japan Government Five Year Bond, 0.500%, due 12/20/14	0.7%
Turkey Government International Bond, 11.000%, due 08/06/14	0.7%
Federal Home Loan Mortgage Corporation, 1.125%, due 07/27/12	0.6%
Eastman Kodak Co., 9.750%, due 03/01/18	0.6%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 21, 2011, the Portfolio's name, sub-adviser, investment objective and principal investment strategies were changed. Effective January 21, 2011, ING Investment Management Co. began managing the Portfolio under an interim sub-advisory agreement and the Portfolio's name changed to "ING Global Bond Portfolio."

**  Effective October 6, 2010, Ms. Zervos was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING OPPENHEIMER GLOBAL STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S November 8, 2004		Since Inception of Class S2 March 8, 2010
Class ADV	15.22%	6.50%	5.58%		—
Class I	15.86%	7.01%	6.09%		—
Class S	15.54%	6.78%	5.84%		—
Class S2	—	—	—		12.31%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.10	%(1)	4.55	%(2)
S&P/Citigroup World Government Bond Index	5.17%	7.09%	5.39	%(1)	4.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Strategic Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from November 1, 2004.

(2) Since inception performance for the indices is shown from March 1, 2010.

ING PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Co-Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 7.56% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the same period.

Portfolio Specifics: Tactical duration positioning in the U.S. was positive for portfolio performance as rates fell after a volatile year in yields.

An overweight to agency mortgage-backed securities ("MBS"), which outperformed Treasuries on like-duration basis for the full year, was positive for performance as higher mortgage rates later in the year tended to mute prepayment risk and helped mortgages' relative returns. An underweight to investment-grade corporate securities detracted from performance as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. However, a focus on financials helped in offsetting this negative contribution. Modest exposure to high yield bonds added to performance as the sector outperformed like-duration Treasuries amid investor shift towards riskier assets. Finally, a curve steepening position in the U.S., implemented via Eurodollar futures, added to returns.

Beyond core sectors, an overweight to emerging market ("EM") local instruments was positive for performance. For the full year, both EM local and external bonds outpaced Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to returns as these appreciated relative to the U.S. dollar. Additionally, exposure to Treasury Inflation-Protected Securities ("TIPS") during 2010 outperformed their nominal counterparts for the full year. Breakeven inflation levels (the difference between nominal and real yields) for TIPS widened during the final period, a sign that the Fed's second round of quantitative easing was having some success. An allocation to municipal bonds, both tax-exempt and taxable Build America Bonds ("BABs"), had a difficult fourth quarter, though the asset class overall managed a positive total return for the full year. A modest exposure to BABs detracted from returns as taxable municipal supply spiked amid the rush by local governments to tap the federal government subsidy before it expires at the end of this year.

Current Strategy and Outlook: Our global cyclical forecast calls for differentiated growth and inflation across regions in 2011. We believe the strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. We believe that the tax compromise between the Obama Administration and Congress, especially the payroll tax cut and business tax credit, should boost U.S. growth over a cyclical time frame.

With regard to Portfolio's strategy, we plan to focus on what we believe are high-quality income producing strategies that are positively leveraged to the cyclical upswing that we expect in the U.S. in 2011. We plan to reduce U.S. duration exposure, targeting flat to slightly overweight duration overall with the intent to adjust duration tactically. We also plan to retain overweight agency mortgages as an important source of high quality yield in an effort to take advantage of relative value opportunities across mortgage coupons. We are targeting modest exposure to TIPS to obtain long term inflation protection as well as reap potential gains from "rolling down" the relatively steep real yield curve. Finally, we plan on taking EM currency exposure, including Brazil, China and other Asian currencies that could gain vs. the U.S. dollar.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

U.S. Government Agency Obligations	53.6%
U.S. Treasury Obligations	38.5%
Corporate Bonds/Notes	25.1%
Other Bonds	8.0%
Collateralized Mortgage Obligations	6.9%
Municipal Bonds	2.8%
Preferred Stock	1.4%
Asset-Backed Securities	0.4%
Positions In Purchased Options	0.0%
Other Assets and Liabilities — Net*	(36.7)%
Net Assets	100.0%

*  Includes short-term investments related to securities lending collateral and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

U.S. Treasury Note, 0.500%, due 10/15/13	21.9%
Federal National Mortgage Association, 4.500%, due 01/25/39	12.5%
Federal National Mortgage Association, 4.000%, due 08/25/40	7.0%
Japan Treasury Discount Bill, 0.090%, due 01/31/11	4.9%
Federal National Mortgage Association, 5.000%, due 01/13/40	2.9%
Federal National Mortgage Association, 5.500%, due 01/25/39	2.8%
Federal National Mortgage Association, 0.750%, due 12/18/13	2.5%
U.S. Treasury Note, 1.000%, due 07/15/13	2.2%
U.S. Treasury Note, 0.750%, due 08/15/13	2.0%
U.S. Treasury Note, 2.125%, due 05/31/15	1.9%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002	Since Inception of Class S2 February 27, 2009
Class ADV	7.30%	6.31%	5.66%	—
Class I	7.84%	6.84%	6.19%	—
Class S	7.56%	6.58%	5.93%	—
Class S2	7.38%	—	—	12.86%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.52%	7.56	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from March 1, 2009.

ING PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 19.02% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/ Merrill Lynch All U.S. Convertibles (Speculative Grade) Index, which returned 15.19% and 20.47%, respectively, for the same period.

Portfolio Specifics: Risk markets rallied in 2010, buoyed by accommodative monetary policy and continued post-recession global growth, albeit at a mostly tame pace. Thus, the Portfolio's three allocations to fixed income, equities, and convertible bonds were the key drivers to outperformance versus the Bank of America/Merrill Lynch High Yield Master II Index. The high yield and equity markets both performed well, as the Bank of America/Merrill Lynch High Yield Master II Index and the S&P 500® Index returned 15.19% and 15.06%, respectively. Convertibles, however, did even better, gaining 20.47% as measured by the Bank of America/Merrill Lynch All U.S. Convertibles (Speculative Grade) Index. At year-end, the Portfolio had a 16.04% weighting in stocks, 22.53% allocation to convertibles, and the balance in high yield fixed income. From a sector perspective, capital goods and consumer non-cyclicals were two of the Portfolio's top performers, especially in the convertibles segment. On the other hand, the services sector was one of the weakest for the Portfolio. Overall security selection was a major portion of outperformance versus the Bank of America/Merrill Lynch High Yield Master II Index. In fixed income, media and basic industry contributed to returns, while certain names in insurance and real estate detracted. Security selection in the equity and convertible bonds space was a large contributor as well, including companies in the materials and capital goods segments. Concerning credit quality, BB rated securities were the worst performing, while non-rated ones were the best.

Notable investments boosting performance included the convertible bonds of Wesco International, Inc., an electrical product producer, the common stock of Freeport-McMoRan Copper & Gold Co., a copper miner, and the convertible preferred stock and bonds of real estate concern, Forest City Enterprises, Inc. Securities subtracting from performance included the common stocks of gaming companies Scientific Games Corp. and driller Hercules Offshore, and the corporate bonds of Mashantucket Western Pequot Tribe, a hotel and casino enterprise.

We believe the global economic recovery will benefit commodities, energy, capital goods, and basic materials companies and have positioned the Portfolio accordingly.

Current Strategy and Outlook: We believe the U.S. will achieve gross domestic product growth of over 3% in 2011, led by the corporate sector. Inflation is not an immediate concern, but could pose a significant intermediate threat, if monetary and fiscal stimulus and the deteriorating government debt situation are not managed effectively. Given the reduced expected global growth outlook and continued high levels of unemployment in the U.S., we believe the Federal Reserve will probably extend the low rate environment through most of 2011. We continue to see value in high yield, given the generally strong financial position of corporations and low default expectations over the coming year. We continue to focus on security selection, which we see as a core strength.

The quality of the fixed income portion of the Portfolio maintains a higher quality bias, focusing in the BB and B sectors; the equity-linked portion of the Portfolio acts as the high beta portion of the Portfolio. We do not believe duration is a key driver of high yield performance, and maintain a relatively short duration relative to the benchmark. The yields in the high yield market have decreased over the year due to a rally in risk markets buoyed by accommodative U.S. monetary policy, solid corporate profits, and declining default rates.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Corporate Bonds/Notes	75.9%
Common Stock	16.3%
Preferred Stock	3.4%
Mutual Funds	1.7%
Collateralized Mortgage Obligations	1.0%
Real Estate Investment Trusts	0.3%
Asset-Backed Securities	0.2%
Warrants	0.0%
Other Assets and Liabilities — Net	1.2%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Wesco International, Inc., 6.000%, due 09/15/29	2.4%
Forest City Enterprises, Inc., 6.500%, due 02/01/17	1.9%
Forest City Enterprises, Inc.	1.9%
Tesoro Corp., 6.500%, due 06/01/17	1.8%
Nova Chemicals Corp., 7.875%, due 09/15/25	1.3%
LyondellBasell Industries NV	1.3%
Roper Industries, Inc., 0.180%, due 01/15/34	1.1%
Freeport-McMoRan Copper & Gold, Inc.	1.0%
Anixter International, Inc., 5.950%, due 03/01/15	1.0%
Commscope, Inc., 0.000%, due 10/26/11	1.0%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING PIONEER HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class I January 3, 2006		Since Inception of Classes ADV and S January 20, 2006
Class ADV	18.38%	—		9.57%
Class I	19.02%	10.04%		—
Class S	18.73%	—		9.87%
Bank of America/Merrill Lynch High Yield Master II Index	15.19%	8.81	%(1)	8.62	%(2)
Bank of America/Merrill Lynch All U.S. Convertibles (Speculative Grade) Index	20.47%	7.82	%(1)	6.74	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the indices is shown from January 1, 2006.

(2) Since inception performance of the indices is shown from February 1, 2006.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald Peters and Donald Easley, CFA, Portfolio Managers, of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 28.12% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned 26.64% and 26.38%, respectively, for the same period.

Portfolio Specifics: The Portfolio outpaced the Russell Midcap® Growth Index for the year. Broadly speaking, stock selection drove the outperformance and sector allocation had limited impact. Energy, information technology, and materials helped relative returns, while financials detracted.

Energy was a primary driver of outperformance, due to stock choices. Our holdings in the oil, gas, and consumable fuels industry proved particularly helpful, most notably Concho Resources, Inc., Peabody Energy Corp., and Forest Oil Corp. Elsewhere in the sector, our position in Core Laboratories NV added value, as the company has very little competition in its specialized niche. Our exposure in energy does not represent a play on commodity prices. Instead, we seek differentiated service or exploration companies that are less closely leveraged to movements in commodities.

Stock selection in information technology added relative value as well. Data center firm Rackspace Hosting, Inc. benefited from increased demand, while McAfee, Inc. ("McAfee") was acquired by Intel Corp. at a significant premium. We eliminated our position in McAfee on strength. In information technology, our focus is on companies with strong business models in industries with high barriers to entry and low commodification risk.

In materials, our stock holdings also outpaced their benchmark peers. Increased potash demand drove results for Sociedad Quimica y Minera de Chile SA. In the mining and metals industry, commodity prices boosted returns for a wide range of holdings, including Walter Energy and Cliffs Natural Resources, Inc. We tend to have limited exposure in materials, preferring to focus on differentiated businesses that are less susceptible to fluctuations in commodity prices.

A key detractor was financials, where our stock holdings underperformed. Our positions in U.S. options exchange CBOE Holdings, Inc. and asset manager Artio Global Investors, Inc. both proved detrimental here. Within financials, we favor capital markets companies, particularly asset managers and trust banks, due to their strong long-term prospects and risk-reward trade-off. In diversified financial services, our preference is for companies that own a variety of securities and commodities exchanges. We have been increasing our exposure in insurance, as we see a favorable pricing environment coming out of the financial crisis.

Current Strategy and Outlook: The economy continued its slow recovery during the fourth quarter. As consumers tried to shore up their balance sheets, the Federal Reserve attempted to compensate with a new round of quantitative easing; however, we question the effectiveness of the move as it contributes to currency volatility. We are mindful that the recent rally focused on a relatively narrow group of high-momentum stocks, but we believe that in the long run, mid-cap growth investors are better served by focusing on reasonably priced companies with enduring franchises. Equity valuations are attractive compared to bonds, particularly in light of the recent Federal Reserve action. Ultimately, we believe the only long-term path to economic growth for the U.S. is to produce more domestically, leading us to seek out what we believe are high-value-added manufacturing firms that stand to benefit from a decrease in offshore production. Meanwhile, we are cautious on consumer discretionary, due to weak consumer spending.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	23.4%
Consumer Discretionary	18.5%
Industrials	17.0%
Health Care	12.8%
Financials	8.2%
Energy	7.8%
Materials	6.3%
Consumer Staples	3.7%
Telecommunication Services	1.5%
Utilities	0.6%
Other Assets and Liabilities — Net*	0.2%
Net Assets	100.0%

*  Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Cummins, Inc.	1.1%
Priceline.com, Inc.	1.0%
Coach, Inc.	1.0%
FMC Technologies, Inc.	0.9%
Western Union Co.	0.8%
Concho Resources, Inc.	0.7%
Starwood Hotels & Resorts Worldwide, Inc.	0.7%
CH Robinson Worldwide, Inc.	0.7%
Precision Castparts Corp.	0.7%
Compass Minerals International, Inc.	0.7%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	27.79%	5.24%	4.88%		—
Class I	28.51%	5.76%	5.41%		—
Class S	28.12%	5.50%	5.13%		—
Class S2	27.99%	—	—		49.53%
S&P MidCap 400 Index	26.64%	5.74%	8.58	%(1)	48.98	%(2)
Russell Midcap® Growth Index	26.38%	4.88%	6.47	%(1)	49.71	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from December 1, 2001.

(2) Since inception performance of the indices is shown from March 1, 2009.

Prior to November 8, 2004, the Portfolio was sub-advised by Fred Alger Management, Inc. Effective November 8, 2004, T. Rowe Price became the sub-adviser and the Portfolio's principal investment strategies and name changed.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by Robert Bartolo, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares, provided a total return of 16.86% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: Stock selection was the primary reason for relative outperformance by the Portfolio, but sector weighting overall aided relative results. The consumer discretionary sector was by far the leading outperformer, due to stock selection and a significant overweight position. Information technology and healthcare also outperformed. The financials and energy sectors relatively underperformed.

The consumer discretionary outperformed on stock selection and a favorable overweight position. Amazon.com, Inc. continued to outperform due to strong earnings and a positive impact of its new Kindle eReader. The stock price recently reached a new high, and the Internet retailer continues to gain more market share. Share prices of AutoZone, Inc. continued to climb steadily as reports show Americans are keeping their cars longer, leading to higher demand for parts and maintenance. Luxury leather goods maker Coach, Inc. benefited from increased earnings, sales, and profit margins.

The information technology sector outperformed on stock selection, offsetting an unfavorable overweight position. Apple, Inc. was the top contributor to the Portfolio for the year, experiencing tremendous growth in all three major products (iPhones, iPods, Macs) and the new iPad shows signs of having a similar impact on future earnings. The share price of Baidu.com ADR, China's dominant Internet search engine, more than doubled in the 12 months, as earnings continued to grow.

The financials sector was by far the leading detractor, due to stock selection. Not owning Citigroup, Inc. hurt relative results as the company rebounded strongly in the year. Charles Schwab Corp. underperformed due to a larger exposure to money-market funds. In this low-interest environment, asset managers such as Charles Schwab Corp. were forced to waive fees on these funds so investors would not lose money.

Current Strategy and Outlook: U.S. stocks rose briskly in the fourth quarter of 2010, closing near their highest levels of the year and capping a second consecutive year of strong gains. Equities advanced as the economy showed signs of improvement and the Federal Reserve signaled that it would purchase more Treasury securities in an attempt to keep long-term interest rates low. The rally was supported by late-year bipartisan legislation to extend for two years the Bush-era tax cuts that were set to expire. We are modestly positive on the equities market. We believe earnings and cash flow should improve, boosting investor confidence. We favor exposure to companies that can benefit from more robust growth in emerging markets. We believe there is also a good chance for multiple expansion in U.S. equities, as cash sitting on the sidelines is reallocated back into stocks. U.S. equities seem attractively valued and corporate fundamentals appear very strong. We believe the Portfolio is positioned for growth with an overweight in the information technology and consumer discretionary sectors.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	31.3%
Consumer Discretionary	18.8%
Industrials	15.3%
Energy	8.8%
Financials	7.5%
Health Care	6.0%
Materials	5.5%
Telecommunication Services	3.8%
Consumer Staples	2.4%
Other Assets and Liabilities — Net*	0.6%
Net Assets	100.0%

*  Includes short-term investments related to T. Rowe Price Reserve Investment Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Apple, Inc.	7.3%
Google, Inc. — Class A	5.2%
Amazon.com, Inc.	4.2%
Danaher Corp.	3.0%
Praxair, Inc.	2.2%
Crown Castle International Corp.	2.2%
Qualcomm, Inc.	2.0%
Visa, Inc.	1.9%
Baidu.com ADR	1.9%
Schlumberger Ltd.	1.8%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	16.27%	3.23%	—	3.32%		—
Class I	16.86%	3.75%	2.39%	—		—
Class S	16.58%	3.49%	—	3.58%		—
Class S2	16.39%	—	—	—		37.56%
S&P 500® Index	15.06%	2.29%	1.41%	3.08	%(1)	36.89	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from December 1, 2001.

(2) Since inception performance of the index is shown from March 1, 2009.

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Gary P. Motyl, Cindy L. Sweeting, Antonio T. Docal and Peter A. Nori of Templeton Investment Counsel, LLC, — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 8.87% compared MSCI All Country World ex U.S. IndexSM ("MSCI ACWI ex-U.S."), which returned 11.15% for the same period.

Portfolio Specifics: From a geographic perspective, the Portfolio's Asian position contributed to relative performance, particularly stock selection in India, China and Hong Kong. Holdings in the U.K. and Germany were also leading contributors.

Stock selection in an overweighted information technology sector contributed to absolute and relative performance, led by semiconductor manufacturers like Germany's Infineon Technologies AG and Taiwan's Taiwan Semiconductor Manufacturing Co., Ltd. which benefited from their high sensitivity to global economic growth.

Overweighted industrials stocks also added to relative returns as companies throughout the global supply chain, including capital goods manufacturers like Germany's Siemens AG and Sweden's Atlas Copco, transportation companies like British Airways PLC, and infrastructure equipment developers like China's Shanghai Electric Group Co., Ltd., all benefited from the global economic recovery. Stock selection in the consumer discretionary sector also contributed, with retailers like the U.K.'s Burberry Group PLC and carmakers like Germany's BMW benefiting from increased demand for luxury goods, particularly from Asian and emerging markets.

Key detractors included overweighting in Europe, where sovereign debt concerns and austerity programs hindered the economic recovery. Our stock selection in France, Denmark and Italy was also detrimental. Underweighted exposure to Canada also detracted from relative performance. The Portfolio's underweighting and stock selection in the economically sensitive materials sector was a major detractor from performance as supply constraints, demand recovery and inflation concerns supported commodity prices throughout the year. Stock selection in energy also detracted, mostly on account of exposure to France's Total SA, Italy's Eni S.p.A. and BP, the British energy producer at the center of the Gulf of Mexico oil spill. After a thorough re-evaluation of our position during the period, we remained holders of the troubled BP stock and ultimately recouped a substantial portion of losses by year-end.

An overweighted position and stock selection in the healthcare sector hurt relative performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis lagged despite delivering strong earnings as investors focused on impending patent expirations and the company's hostile bid for biotechnology firm Genzyme Corp.

Current Strategy and Outlook: At year-end, we believe current valuations in the materials sector leave little room for continued outperformance over our long-term investment horizon, and in the absence of compelling fundamental values, we maintain our underweighted exposure. We remain positive toward the healthcare sector in general, in our view the world's cheapest despite strengthening corporate fundamentals, significant restructuring potential and advantageous global demographics.

Sir John Templeton defined investors as "the people who buy for fundamental values" and speculators as "those who buy in the hope of selling later to someone else at high prices." These have been high times for speculators and trend-followers, but with some international equities nearly doubling in the last 20 months alone, merely buying in the hope of selling at a higher price no longer seems a viable strategy to us. Ultimately, we believe businesses compound shareholder value by growing sales, increasing earnings, amplifying cash flows and managing capital — critical fundamentals that we think remain lowly valued by a market still focused on tomorrow's headlines. Such undervaluation is not likely to last indefinitely, and we believe investors who take advantage of the opportunities available in the current market environment will be well served over the long term. Although we may still be trapped in a speculator's market, we believe there has scarcely been a better time to be an investor.

Country Allocation
as of December 31, 2010
(as a percent of net assets)

United Kingdom	15.5%
Germany	10.2%
France	8.2%
Switzerland	6.7%
Netherlands	5.9%
South Korea	4.0%
Hong Kong	3.9%
Spain	3.5%
Japan	3.2%
Singapore	3.2%
China	3.1%
India	3.1%
Countries between 2.2% — 2.8%(1)	9.6%
Countries less than 2.2%(2)	6.5%
Other Assets and Liabilities — Net*	13.4%
Net Assets	100.0%

*  Includes short-term investments related to U.S. government agency obligation.

(1)  Includes four countries, which each represents 2.2% — 2.8% of net assets.

(2)  Includes seven countries, which each represents less than 2.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

Siemens AG	1.9%
Samsung Electronics Co., Ltd. GDR	1.7%
Talisman Energy, Inc.	1.7%
Burberry Group PLC	1.7%
Housing Development Finance Corp.	1.7%
DBS Group Holdings Ltd.	1.6%
Novartis AG	1.6%
Telefonica S.A.	1.5%
Telenor ASA	1.5%
China Telecom Corp., Ltd.	1.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class I January 3, 2006		Since Inception of Class S January 12, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	8.25%	(0.44)%		—		—		—
Class I	8.87%	—		3.80%		—		—
Class S	8.59%	—		—		3.51%		—
Class S2	8.53%	—		—		—		36.93%
MSCI ACWI (ex-U.S.)	11.15%	(0.02	)%(1)	4.82	%(2)	4.82	%(2)	42.01	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Foreign Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance of the index is shown from January 1, 2006.

(3) Since inception performance of the index is shown from March 1, 2009.

ING THORNBURG VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Thornburg Value Portfolio (the "Portfolio") seeks long-term capital appreciation and secondarily, current income. The Portfolio is managed by Edward Maran, CFA, Managing Director and Connor Browne, CFA Managing Director, of Thornburg Investment Management, Inc. ("Thornburg") — the Sub-Adviser*.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 11.37% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: During 2010, companies that contributed positively to performance included energy stocks such as Smith International, Inc., ConocoPhillips, Ensco PLC, and Baker Hughes, Inc. We remain overweight energy and materials as we enter 2011. Select consumer discretionary stocks such as Comcast Corp., Life Time Fitness, Inc., and DirectTV performed well. Finally, we had strong performance in the financial sector with Hartford Financial Services Group, Inc., ACE Ltd., US Bancorp. and JP Morgan Chase & Co. all contributing positively. However, this was offset by adverse stock selection in an overweight technology sector.

Additionally, in order to illustrate why we believe the Portfolio has unusual promise and discount, we will discuss two stocks that exemplify what we look for in investments, but which delivered below average returns in 2010.

Transocean Ltd. ("Transocean"), a detractor to performance over the year, operated the Deepwater Horizon rig that was drilling BP's Macando well in the Gulf of Mexico. We believe that Transocean is the industry leader in deepwater drilling, is globally diversified, has a strong balance sheet and an unusually large number of rigs under long-term contracts that provide relative certainty regarding future cash flows. As events unfolded, we worked to determine the economic impact of the event on Transocean, including potential legal liabilities. We met with many of the companies involved. We concluded that Transocean's legal liability would be manageable. Since then, the actual contract between Transocean and BP has been released. The contract includes language indemnifying Transocean even in the case of gross negligence. While Transocean has recovered dramatically from its lows, we believe it remains significantly undervalued. As the legal liability question became clearer and Transocean stock failed to fully recover, we increased our position in the company.

Gilead Sciences, Inc. ("Gilead") another detractor to performance for the year. The stock declined 16.2% during 2010 despite growing revenues by 15% and earnings per share by over 20%. Gilead is the leader in treatments for HIV — their treatment is taken by around three quarters of all patients on treatment worldwide. Even in the U.S., a highly penetrated market, estimates are that of the 1.2 million patients infected only 600 thousand are taking medication. Patent cliff issues could affect earnings materially in the 2018 to 2020 time frame, but with a valuation of less than 10 times forward earnings, we believe the company is dramatically undervalued anyway. Gilead bought back over 10% of its outstanding shares in 2010. As the share price declined in 2010, we added to our position.

Current Strategy and Outlook: Using our bottom-up research approach, we are often overweight or underweight different sectors within the Portfolio. Over the long term, the impact of relative sector weights is diminished by our three basket approach. But, over shorter timeframes, sector positioning can hurt the Portfolio. In 2010, we were overweight healthcare and information technology and underweight consumer staples and industrials. Unfortunately, healthcare meaningfully underperformed consumer staples and information technology lagged relative to industrials. Based on the valuations, growth prospects and business models of our holdings in healthcare and technology, we are optimistic that the sector-related underperformance of 2010 is unlikely to be sustained long term.

We are contrarian investors. We do our best to buy low and sell high. In environments where high goes higher and cheap stocks get cheaper, we can struggle. The good news is that these periods do not last forever, and we believe valuation will matter again at some point in the future. We remain optimistic that our approach of buying what we believe are promising companies selling at a discount to their underlying value has the potential to deliver results in the future similar to what we have achieved since the inception of the Portfolio.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	22.0%
Energy	19.4%
Financials	16.3%
Health Care	15.8%
Materials	8.5%
Consumer Discretionary	8.2%
Industrials	5.5%
Telecommunication Services	4.5%
Consumer Staples	0.2%
Other Assets and Liabilities — Net*	(0.4)%
Net Assets	100.0%

*  Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2010
(as a percent of net assets)

JPMorgan Chase & Co.	4.6%
Gilead Sciences, Inc.	3.9%
General Electric Co.	3.9%
Transocean Ltd.	3.9%
US Bancorp.	3.8%
Inpex Holdings, Inc.	3.8%
Dell, Inc.	3.7%
Mitsubishi UFJ Financial Group, Inc.	3.6%
Fiserv, Inc.	3.5%
Google, Inc. — Class A	3.5%

Portfolio holdings are subject to change daily.

*  Effective January 4, 2011, the Portfolio's principal investment objective was changed. Effective January 1, 2010, William Fries is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING THORNBURG VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001		Since Inception of Class S2 March 8, 2010
Class ADV	10.86%	3.50%	—	1.93%		—
Class I	11.37%	4.01%	(0.63)%	—		—
Class S	11.13%	3.76%	—	2.18%		—
Class S2	—	—	—	—		7.09%
S&P 500® Index	15.06%	2.29%	1.41%	3.08	%(1)	15.77	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Thornburg Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from December 1, 2001.

(2) Since inception performance for the indices is shown from March 1, 2010.

Prior to August 7, 2006, the Portfolio was sub-advised by Massachusetts Financial Services Company and was known as MFS Capital Opportunities Portfolio. Effective August 7, 2006, Thornburg became the sub–adviser and the Portfolio's principal investment strategies changed.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. Large Cap Equity Portfolio (the "Portfolio") seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team ("N.A. Equities Team") consisting of Thomas M. Cole, CFA, Head of North American Equities, Research Director and Managing Director, John C. Leonard, CFA and Thomas J. Digenan, CFA, Portfolio Managers for North American Equities of UBS Global Asset Management (Americas) Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 13.44% compared to the S&P 500® Index and the Russell 1000® Index, which returned 15.06% and 16.10%, respectively, for the same period.

Portfolio Specifics: Large capitalization stocks, as measured by the Russell 1000® Index (the "Index") generated strong results during 2010. The Index's second consecutive year of producing strong results was due to a variety of factors, including generally better-than-expected corporate profits and overall solid investor demand. In addition, the U.S. equity market was supported by expectations for strengthening economic growth in 2011. Also boosting the market was improving investor sentiment attributable to another round of quantitative easing by the Federal Reserve Board, the extension of the Bush-era tax cuts and a temporary reduction in the payroll tax. The market's rally was broad based, as all ten sectors in the Index generated positive results during the year. The best performing sectors in the Index were consumer discretionary, industrials and materials. In contrast, the worst relative performers were the healthcare, utilities and information technology sectors. During 2010, large capitalization growth stocks generally outperformed large capitalization value stocks.

Turning to the Portfolio, stock selection was the largest contributor of negative performance. Holdings in industrials and utilities were the worst two performing sectors. This more than offset the positive results from stock selection in the information technology and healthcare sectors.

In terms of individual stocks, the largest detractors from performance included the Portfolio's positioning in Apollo Group, Inc., Covidien PLC, Bank of America Corp., FirstEnergy Corp. and Hewlett-Packard Co. Conversely, the Portfolio 's positions in VMware, Inc., Paccar, Inc., Intuit, Inc., Carnival Corp. and BorgWarner, Inc. were the largest contributors to performance.

Current Strategy and Outlook: We believe that the economic recovery is underway, particularly given the recent constructive economic data, and we see no evidence of a double-dip recession. In fact, near the end of the quarter, there were signs of improvement, including a strong reading from the leading indicators barometer and a modest reduction in jobless claims. In aggregate, we see considerable scope for strong equity returns, as productivity holds at a high level, corporate profit margins are strong and balance sheets are flush with cash. As a result, we believe that corporate earnings reports will be supportive of valuations.

The Portfolio currently has a beta slightly above the market's, in line with our view that the market is attractively priced. Factor positioning is a byproduct of stock selection, but something that we pay close attention to. The largest factor view currently in the Portfolio is an underweight towards momentum. In our view, this is logical, as the market was not focused on bottom-up fundamentals for most of last year. We feel the Portfolio is well-positioned for the eventual move towards fundamentals. Overall risk policy is an outcome of stock, industry and country decisions, and our strategies' ex-ante tracking errors are at the bottom end of their guideline ranges. This could increase quickly if we perceive greater opportunities from a sector positioning standpoint.

Two of the Portfolio's largest active sector positions are overweights to information technology and healthcare. The Portfolio is underweight the defensive sectors telecom and utilities sectors. We also are cautious in our approach to industrials and materials, two of the more cyclical sectors.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	19.5%
Consumer Discretionary	15.0%
Financials	14.5%
Health Care	13.2%
Energy	11.1%
Industrials	10.8%
Consumer Staples	7.5%
Utilities	2.6%
Telecommunication Services	2.1%
Materials	2.1%
Exchange-Traded Funds	1.1%
Other Assets and Liabilities — Net*	0.5%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	4.2%
Apple, Inc.	3.2%
Wells Fargo & Co.	2.4%
JPMorgan Chase & Co.	2.3%
AT&T, Inc.	2.1%
Carnival Corp.	2.0%
Comcast Corp. — Class A	2.0%
Johnson & Johnson	2.0%
General Dynamics Corp.	1.9%
Aflac, Inc.	1.9%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and S December 10, 2001
Class ADV	12.73%	0.34%	—	1.75%
Class I	13.44%	0.85%	(0.28)%	—
Class S	13.01%	0.58%	—	1.99%
S&P 500® Index	15.06%	2.29%	1.41%	3.08	%(1)
Russell 1000® Index	16.10%	2.59%	1.83%	3.64	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from December 1, 2001.

ING VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Managing Director, Jason Leder, Managing Director, Devin E. Armstrong, CFA, Vice President, James N. Warwick, Executive Director, and Matthew Seinsheimer of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares, provided a total return of 15.13% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 15.51% and 15.06%, respectively, for the same period.

Portfolio Specifics: Equity markets were choppy during 2010 as investors weighed the competing issues of solid corporate profits and soft macro-economic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indices sold off precipitously in May as the sovereign debt crisis unfolded in the Eurozone while U.S. economic indicators remained weak, prompting fears of a "double-dip" recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indices garnered positive returns for the fiscal year, and all ten sectors within the S&P posted gains.

The Portfolio's consumer discretionary exposure acted as the largest contributor to relative and absolute returns. The Portfolio's notable overweight combined with strong stock selection positively impacted performance. Specifically, the fund's holdings in media companies Comcast Corp. and Viacom, Inc. made significant contributions to results as both stocks posted strong double-digit returns during the year.

Financials acted as another primary driver of relative performance when measured against the Russell 1000® Value Index. Specifically, the Portfolio's material overweight in the property and casualty insurance industry enhanced shareholder returns. Chubb Corp. ("Chubb"), a property and casualty insurance company, was one of the largest holdings in the Portfolio for much of the previous year. The company's strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment.

The technology sector was the largest detractor from relative performance. Among technology stocks, the Portfolio's overweight exposure combined with unfavorable stock selection among hardware and select internet related companies dampened shareholder returns. More specifically, the unexpected departure of Hewlett-Packard Co.'s CEO temporarily weighed heavily on the shares. Shares of Yahoo!, Inc., a relatively new addition to the Portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.

Stock selection in materials and a small overweight position in healthcare also detracted from our results relative to the Russell 1000® Value Index.

Current Strategy and Outlook: Towards the end of the period, we pared down exposure to select insurance and media names, using the proceeds to opportunistically increase the Portfolio's energy and industrials exposure. We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying what we believe are extremely undervalued companies attempt to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	21.0%
Consumer Discretionary	17.1%
Health Care	12.2%
Energy	10.6%
Information Technology	10.4%
Consumer Staples	8.9%
Industrials	7.1%
Materials	5.2%
Telecommunication Services	4.1%
Utilities	1.6%
Other Assets and Liabilities — Net*	1.8%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Comcast Corp. — Class A	4.9%
Viacom — Class B	3.3%
International Paper Co.	3.0%
JPMorgan Chase & Co.	3.0%
Pfizer, Inc.	2.7%
Halliburton Co.	2.4%
Chubb Corp.	2.2%
Chevron Corp.	2.2%
Bank of New York Mellon Corp.	2.1%
Kraft Foods, Inc.	2.1%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective June 1, 2010, pursuant to a change of control from Morgan Stanley Investment Management Inc. (d/b/a/ "Van Kampen") to Invesco Ltd. ("Invesco"), the Portfolio entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco, on the same terms, compensation structure and portfolio management teams as was in place under the Portfolios' previous Sub-Advisory Agreement with Van Kampen. Effective June 25, 2010, Matthew Seinsheimer has been added to the Portfolio as a Portfolio Manager.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 1, 2002
Class ADV	14.81%	1.00%	3.66%
Class I	15.38%	1.50%	4.17%
Class S	15.13%	1.25%	3.93%
Russell 1000® Value Index	15.51%	1.28%	4.40%
S&P 500® Index	15.06%	2.29%	3.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Van Kampen Equity and Income Portfolio (the "Portfolio") seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mark J. Laskin, Mary Jayne Maly, Chuck Burge and Cynthia Brien of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class S shares provided a total return of 12.05% compared to the Russell 1000® Value Index, Barclays Capital U.S. Government/Credit Bond Index and the Composite Index (60% Russell 1000® Value Index/40% Barclays Capital U.S. Government/Credit Bond Index), which returned 15.51%, 6.59% and 12.43%, respectively, for the same period.

Portfolio Specifics: Equity markets were choppy during the fiscal year. After rising through April, the major equity indices sold off precipitously in May as the sovereign debt crisis unfolded in the Eurozone while U.S. economic indicators remained weak, prompting fears of a "double-dip" recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indices garnered positive returns for the fiscal year, and all ten sectors within the S&P posted gains.

The broad U.S. bond market (as measured by the Barclays Capital U.S. Aggregate Bond Index) generated positive total return for the twelve months ended December 31, 2010. At the beginning of the time period, falling interest rates across maturities combined with tighter credit spreads (the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk) caused bond prices to rise. Conversely, during the 4th quarter, a marked rise in rates late in the year negatively affected bond prices, particularly in U.S. Treasuries.

The Portfolio benefited from an overweight position and stock selection in the consumer discretionary sector. The Portfolio's overweight in the sector was an emphasis mainly within the media stocks, which benefited from an increase in advertising revenue during the period. Viacom, a top holding, performed well throughout the period.

Stock selection within the healthcare sector also contributed to relative performance. The Portfolio owned Genzyme Corp., a biotechnology company that received a takeover offer from Sanofi-Anentis (not held in the portfolio). The stock rose significantly on the news and the team eliminated the position.

However, offsetting the positive results was the negative impact of the technology sector and the financial services sector. The Portfolio had an overweight in technology stocks throughout the period, most of the exposure was in hardware/equipment stocks and software services. Stock selection in hardware and equipment detracted the most from relative performance. Hewlett-Packard Co. was the notable stock in the sector. The stock sold off on the news the CEO was leaving the company due to expense related improprieties. The Portfolio's holdings in the financials sector detracted from relative performance. The under weighting during the period was beneficial as the sector lagged the benchmark as a whole. But this was more than offset by the disadvantage of a zero weighting in real estate, the strongest industry group in the sector and adverse stock selection among the diversified financials.

The Portfolio's fixed income holdings also produced positive returns for the full period despite a marked rise in rates late in the year that negatively affected bond prices. Outperformance was mainly due to a sustained overweight position in investment grade corporate bonds. A consistent underweight position in U.S. government securities also aided both absolute and relative performance as investor preference for credit risk and rising interest rates late in the year dampened returns for U.S. government bonds.

Current Strategy and Outlook: Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility that occurred during 2010 will continue to create opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies' stock prices.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Common Stock	64.4%
Corporate Bonds/Notes	21.9%
U.S. Treasury Obligations	7.1%
Mutual Funds	3.1%
Preferred Stock	2.2%
U.S. Government Agency Obligations	0.8%
Other Bonds	0.2%
Collateralized Mortgage Obligations	0.1%
Municipal Bonds	0.1%
Asset-Backed Securities	0.0%
Other Assets and Liabilities — Net	0.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

JPMorgan Chase & Co.	3.0%
General Electric Co.	2.5%
U.S. Treasury Note, 1.000%, due 04/30/12	2.3%
Marsh & McLennan Cos., Inc.	2.2%
Viacom — Class B	1.9%
Occidental Petroleum Corp.	1.7%
Anadarko Petroleum Corp.	1.5%
eBay, Inc.	1.5%
American Electric Power Co., Inc.	1.3%
Royal Dutch Shell PLC ADR — Class A	1.3%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

*  Effective June 1, 2010, pursuant to a change of control from Morgan Stanley Investment Management Inc. (d/b/a/ "Van Kampen") to Invesco Ltd. ("Invesco"), the Portfolio entered into a new sub-advisory agreement with Invesco Advisers, Inc., a direct subsidiary of Invesco, on the same terms and compensation structure as was in place under the Portfolios' previous Sub-Advisory Agreement with Van Kampen. In conjunction with this change, Invesco has named Chuck Burge and Cynthia Brien, as replacements (on the fixed-income side of the Portfolio) for Sanjay Verma.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes ADV, I and S December 10, 2001		Since Inception of Class S2 February 27, 2009
Class ADV	11.77%	3.74%	3.55%		—
Class I	12.32%	4.26%	4.07%		—
Class S	12.05%	4.00%	3.81%		—
Class S2	11.88%	—	—		27.69%
Russell 1000® Value Index	15.51%	1.28%	4.52	%(1)	37.92	%(2)
Barclays Capital U.S. Government/Credit Bond Index	6.59%	5.56%	5.39	%(1)	7.46	%(2)
Composite Index	12.43%	3.42%	5.26	%(1)	25.40	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from December 1, 2001.

(2) Since inception performance of the indices is shown from March 1, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance contract, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING American Century Small-Mid Cap Value Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,232.10	1.44%	$8.10	$1,000.00	$1,017.95	1.44%	$7.32
Class I	1,000.00	1,234.90	0.94	5.30	1,000.00	1,020.47	0.94	4.79
Class S	1,000.00	1,232.80	1.19	6.70	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,232.80	1.34	7.54	1,000.00	1,018.45	1.34	6.82
ING Baron Small Cap Growth Portfolio
Class ADV	$1,000.00	$1,268.50	1.58%	$9.03	$1,000.00	$1,017.24	1.58%	$8.03
Class I	1,000.00	1,271.80	1.08	6.18	1,000.00	1,019.76	1.08	5.50
Class S	1,000.00	1,270.10	1.31	7.50	1,000.00	1,018.60	1.31	6.67
Class S2	1,000.00	1,268.80	1.48	8.46	1,000.00	1,017.74	1.48	7.53

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Columbia Small Cap Value Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,304.40	1.40%	$8.13	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,307.40	0.90	5.23	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,307.20	1.15	6.69	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,305.20	1.30	7.55	1,000.00	1,018.65	1.30	6.61
ING Davis New York Venture Portfolio
Class ADV	$1,000.00	$1,210.80	1.38%	$7.69	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,214.40	0.88	4.91	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,211.90	1.13	6.30	1,000.00	1,019.51	1.13	5.75
ING JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,230.70	1.50%	$8.43	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,234.00	1.00	5.63	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	1,232.90	1.25	7.04	1,000.00	1,018.90	1.25	6.36
Class S2	1,000.00	1,231.90	1.40	7.88	1,000.00	1,018.15	1.40	7.12
ING Legg Mason ClearBridge Aggressive Growth Portfolio
Class ADV	$1,000.00	$1,349.70	1.33%	$7.88	$1,000.00	$1,018.50	1.33%	$6.77
Class I	1,000.00	1,353.00	0.83	4.92	1,000.00	1,021.02	0.83	4.23
Class S	1,000.00	1,351.50	1.08	6.40	1,000.00	1,019.76	1.08	5.50
Class S2	1,000.00	1,350.60	1.23	7.29	1,000.00	1,019.00	1.23	6.26
ING Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,252.70	1.16%	$6.59	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,256.70	0.66	3.75	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,255.50	0.91	5.17	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,253.60	1.06	6.02	1,000.00	1,019.86	1.06	5.40
ING Oppenheimer Global Strategic Income Portfolio
Class ADV	$1,000.00	$1,088.70	1.02%	$5.37	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	1,091.90	0.52	2.74	1,000.00	1,022.58	0.52	2.65
Class S	1,000.00	1,090.00	0.77	4.06	1,000.00	1,021.32	0.77	3.92
Class S2	1,000.00	1,090.60	0.92	4.85	1,000.00	1,020.57	0.92	4.69
ING PIMCO Total Return Portfolio
Class ADV	$1,000.00	$1,020.50	1.08%	$5.50	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,023.20	0.58	2.96	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,021.80	0.83	4.23	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,020.30	0.98	4.99	1,000.00	1,020.27	0.98	4.99

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Pioneer High Yield Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,172.60	1.21%	$6.63	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,176.10	0.71	3.89	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,174.60	0.96	5.26	1,000.00	1,020.37	0.96	4.89
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,316.60	1.16%	$6.77	$1,000.00	$1,019.36	1.16%	$5.90
Class I	1,000.00	1,320.60	0.66	3.86	1,000.00	1,021.88	0.66	3.36
Class S	1,000.00	1,317.10	0.91	5.31	1,000.00	1,020.62	0.91	4.63
Class S2	1,000.00	1,316.70	1.06	6.19	1,000.00	1,019.86	1.06	5.40
ING T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,267.20	1.25%	$7.14	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,270.40	0.75	4.29	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,268.90	1.00	5.72	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,267.90	1.15	6.57	1,000.00	1,019.41	1.15	5.85
ING Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,231.00	1.46%	$8.21	$1,000.00	$1,017.85	1.46%	$7.43
Class I	1,000.00	1,233.40	0.96	5.40	1,000.00	1,020.37	0.96	4.89
Class S	1,000.00	1,232.20	1.21	6.81	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,232.70	1.36	7.65	1,000.00	1,018.35	1.36	6.92
ING Thornburg Value Portfolio
Class ADV	$1,000.00	$1,209.50	1.40%	$7.80	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,212.60	0.90	5.02	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,211.10	1.15	6.41	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,210.50	1.30	7.24	1,000.00	1,018.65	1.30	6.61
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	$1,000.00	$1,231.10	1.35%	$7.59	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,233.90	0.85	4.79	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,231.80	1.10	6.19	1,000.00	1,019.66	1.10	5.60
ING Van Kampen Comstock Portfolio
Class ADV	$1,000.00	$1,226.50	1.31%	$7.35	$1,000.00	$1,018.60	1.31%	$6.67
Class I	1,000.00	1,230.60	0.81	4.55	1,000.00	1,021.12	0.81	4.13
Class S	1,000.00	1,228.00	1.06	5.95	1,000.00	1,019.86	1.06	5.40

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Van Kampen Equity and Income Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,174.80	1.15%	$6.30	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1,000.00	1,177.40	0.65	3.57	1,000.00	1,021.93	0.65	3.31
Class S	1,000.00	1,175.80	0.90	4.94	1,000.00	1,020.67	0.90	4.58
Class S2	1,000.00	1,175.20	1.05	5.76	1,000.00	1,019.91	1.05	5.35

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value Portfolio, ING Davis New York Venture Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason ClearBridge Aggressive Growth Portfolio (formerly, ING Legg Mason Partners Aggressive Growth Portfolio), ING Oppenheimer Global Portfolio, ING Oppenheimer Global Strategic Income Portfolio (formerly, ING Oppenheimer Strategic Income Portfolio), ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING Thornburg Value Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Partners, Inc. as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio	ING Davis New York Venture Portfolio
ASSETS:
Investments in securities at value+*	$191,170,578	$808,435,012	$225,488,743	$471,840,263
Short-term investments at value**	8,764,164	59,409,221	3,368,174	—
Short-term investments at amortized cost	—	—	—	10,554,903
Cash	1,763	—	—	104,832
Receivables:
Investment securities sold	1,877,139	1,875,522	960,057	24,586
Fund shares sold	182,677	45,579	97,156	25,173
Dividends and interest	379,545	371,552	232,222	460,407
Prepaid expenses	—	—	2,027	—
Reimbursement due from manager	36,803	—	—	—
Total assets	202,412,669	870,136,886	230,148,379	483,010,164
LIABILITIES:
Payable for investment securities purchased	2,950,140	18,935,395	1,517,597	282,874
Payable for fund shares redeemed	502,324	7,581,347	3,108,097	1,760,859
Payable upon receipt of securities loaned	4,997,061	—	—	—
Unrealized depreciation on forward foreign currency contracts	15,701	—	—	—
Payable to affiliates	212,160	888,543	201,160	430,535
Payable for directors fees	—	—	2,914	—
Other accrued expenses and liabilities	—	—	82,517	—
Total liabilities	8,677,386	27,405,285	4,912,285	2,474,268
NET ASSETS	$193,735,283	$842,731,601	$225,236,094	$480,535,896
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$173,444,412	$660,170,901	$276,450,604	$495,744,220
Undistributed net investment income	2,409,521	—	784,083	4,864,358
Accumulated net realized loss	(6,032,302)	(115,677,632)	(101,299,426)	(83,189,179)
Net unrealized appreciation	23,913,652	298,238,332	49,300,833	63,116,497
NET ASSETS	$193,735,283	$842,731,601	$225,236,094	$480,535,896
+ Including securities loaned at value	$4,834,113	$—	$—	$—
* Cost of investments in securities	$167,211,072	$510,197,705	$176,187,910	$408,729,259
** Cost of short-term investments	$8,794,404	$59,409,221	$3,368,174	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio	ING Davis New York Venture Portfolio
Class ADV:
Net Assets	$26,711,741	$51,457,542	$2,071,086	$8,442,263
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,297,302	2,779,185	201,244	480,628
Net asset value and redemption price per share	$11.63	$18.52	$10.29	$17.57
Class I:
Net Assets	$91,413,281	$231,263,659	$55,866,220	$143,679,021
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,677,090	11,939,279	5,350,083	7,988,822
Net asset value and redemption price per share	$11.91	$19.37	$10.44	$17.99
Class S:
Net Assets	$75,284,511	$560,004,421	$167,292,864	$328,414,612
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,369,414	29,545,408	16,106,466	18,487,807
Net asset value and redemption price per share	$11.82	$18.95	$10.39	$17.76
Class S2:
Net Assets	$325,750	$5,979	$5,924	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	28,095	322	577	n/a
Net asset value and redemption price per share	$11.59	$18.55	$10.27	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Global Strategic Income Portfolio
ASSETS:
Investments in securities at value+*	$313,560,917	$398,288,111	$1,718,735,818	$426,834,506
Investments in affiliates**	—	—	—	397,900
Short-term investments at value***	19,623,161	5,674,510	24,657,502	126,837,612
Cash	20,176	—	—	358
Cash collateral for futures	—	—	—	303,187
Foreign currencies at value****	—	—	1,598,519	891,013
Receivables:
Investment securities sold	247,791	—	2,167,457	2,552,320
Investment securities sold on a delayed-delivery or when-issued basis	—	—	—	1,590,212
Fund shares sold	41,522	17,245	49,822	161,423
Dividends and interest	404,841	17,814	2,170,308	6,167,629
Foreign cash collateral for futures*****	—	—	—	10,009
Unrealized appreciation on forward foreign currency contracts	—	—	—	1,627,524
Upfront payments made on swap agreements	—	—	—	354,697
Unrealized appreciation on swap agreements	—	—	—	1,010,757
Total assets	333,898,408	403,997,680	1,749,379,426	568,739,147
LIABILITIES:
Payable for investment securities purchased	78,564	—	—	1,536,589
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	—	17,727,754
Payable for fund shares redeemed	1,195,328	2,815,354	7,635,840	2,138,927
Payable upon receipt of securities loaned	6,018,647	5,499,052	4,815,976	31,148,871
Unrealized depreciation on forward foreign currency contracts	—	—	—	3,860,839
Upfront payments received on swap agreements	—	—	—	854,437
Unrealized depreciation on swap agreements	—	—	—	585,913
Payable to affiliates	317,424	302,587	1,038,900	266,150
Accrued foreign taxes on capital gains	—	—	435	—
Total liabilities	7,609,963	8,616,993	13,491,151	58,119,480
NET ASSETS	$326,288,445	$395,380,687	$1,735,888,275	$510,619,667
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$301,021,353	$297,528,577	$1,493,164,875	$480,353,126
Undistributed net investment income	522,764	1,102,562	23,528,229	35,545,997
Accumulated net realized loss	(34,619,166)	(685,371)	(89,305,921)	(19,629,348)
Net unrealized appreciation	59,363,494	97,434,919	308,501,092	14,349,892
NET ASSETS	$326,288,445	$395,380,687	$1,735,888,275	$510,619,667
+ Including securities loaned at value	$5,849,258	$5,331,883	$4,579,808	$30,413,826
* Cost of investments in securities	$254,084,240	$300,822,266	$1,409,635,562	$409,493,059
** Cost of investments in affiliates	$—	$—	$—	$417,172
*** Cost of short-term investments	$19,736,344	$5,705,436	$25,421,672	$126,924,649
**** Cost of foreign currencies	$—	$—	$1,575,059	$890,292
***** Cost of foreign cash collateral for futures	$—	$—	$—	$10,009

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Global Strategic Income Portfolio
Class ADV:
Net Assets	$26,954,338	$8,001,543	$71,602,512	$30,887,126
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,955,458	173,028	5,317,791	2,646,386
Net asset value and redemption price per share	$13.78	$46.24	$13.46	$11.67
Class I:
Net Assets	$126,863,728	$280,465,608	$1,479,318,996	$386,383,040
Shares authorized	100,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,092,185	5,798,469	106,555,971	32,837,570
Net asset value and redemption price per share	$13.95	$48.37	$13.88	$11.77
Class S:
Net Assets	$172,464,892	$106,910,056	$184,961,314	$93,346,235
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,424,162	2,260,721	13,705,622	7,937,725
Net asset value and redemption price per share	$13.88	$47.29	$13.50	$11.76
Class S2:
Net Assets	$5,487	$3,480	$5,453	$3,266
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	398	75	408	279
Net asset value and redemption price per share	$13.79	$46.30	$13.36	$11.69

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at value+*	$1,588,820,634	$97,834,590	$816,353,677	$1,075,798,929
Short-term investments at value**	51,806,183	1,747,848	43,583,251	16,020,135
Short-term investments at amortized cost	1,299,960	—	—	—
Cash	7,258,499	958	502,869	2,398,449
Cash collateral for futures	305,702	—	—	—
Foreign currencies at value***	1,674,745	—	—	—
Receivables:
Investment securities sold	14,293	47,801	227,714	1,233,537
Investment securities sold on a delayed-delivery or when-issued basis	24,582,641	—	—	—
Fund shares sold	1,093,913	91,081	239,253	89,037
Dividends and interest	6,716,743	1,229,952	366,960	596,005
Foreign cash collateral for futures****	16,137	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,429,891	—	—	—
Upfront payments made on swap agreements	4,674,404	—	—	—
Unrealized appreciation on swap agreements	3,755,537	—	—	—
Unrealized appreciation on unfunded loan commitments	—	2,603	—	—
Prepaid expenses	—	942	—	—
Reimbursement due from manager	—	10,175	—	—
Total assets	1,695,449,282	100,965,950	861,273,724	1,096,136,092
LIABILITIES:
Payable for investment securities purchased	29,978	—	198,437	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	466,971,797	—	—	—
Payable for fund shares redeemed	1,564,609	30,099	906,827	2,632,229
Payable for collateral due to counterparties	5,805,000	—	—	—
Payable upon receipt of securities loaned	51,850,480	—	41,455,217	10,585,550
Unrealized depreciation on forward foreign currency contracts	1,226,764	—	—	—
Upfront payments received on swap agreements	566,425	—	—	—
Unrealized depreciation on swap agreements	334,451	—	—	—
Payable to affiliates	733,039	59,793	470,735	760,706
Payable for directors fees	—	3,902	—	—
Other accrued expenses and liabilities	—	51,763	—	—
Written options^	4,059,392	—	—	—
Total liabilities	533,141,935	145,557	43,031,216	13,978,485
NET ASSETS	$1,162,307,347	$100,820,393	$818,242,508	$1,082,157,607
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,086,448,375	$116,463,355	$674,343,721	$985,617,207
Undistributed net investment income	31,290,180	427,328	875,058	—
Accumulated net realized gain (loss)	37,649,966	(30,863,086)	(9,381,346)	(182,905,709)
Net unrealized appreciation	6,918,826	14,792,796	152,405,075	279,446,109
NET ASSETS	$1,162,307,347	$100,820,393	$818,242,508	$1,082,157,607
+ Including securities loaned at value	$50,769,467	$—	$40,465,726	$10,345,653
* Cost of investments in securities	$1,585,467,995	$83,044,397	$663,471,648	$796,013,675
** Cost of short-term investments	$51,850,480	$1,747,848	$44,060,205	$16,359,280
*** Cost of foreign currencies	$1,594,528	$—	$—	$—
**** Cost of foreign cash collateral for futures	$16,048	$—	$—	$—
^ Premiums received on written options	$2,854,527	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
Class ADV:
Net Assets	$152,733,141	$119,706	$31,927,014	$102,241,847
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,849,148	10,695	3,870,785	1,913,691
Net asset value and redemption price per share	$11.89	$11.19	$8.25	$53.43
Class I:
Net Assets	$534,495,159	$98,393,616	$762,608,208	$808,031,964
Shares authorized	100,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	44,005,157	8,754,471	88,724,561	14,828,636
Net asset value and redemption price per share	$12.15	$11.24	$8.60	$54.49
Class S:
Net Assets	$474,075,595	$2,307,071	$23,701,007	$171,878,402
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	39,386,301	205,463	2,804,951	3,187,841
Net asset value and redemption price per share	$12.04	$11.23	$8.45	$53.92
Class S2:
Net Assets	$1,003,452	n/a	$6,279	$5,394
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	84,657	n/a	761	101
Net asset value and redemption price per share	$11.85	n/a	$8.25	$53.51

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
ASSETS:
Investments in securities at value+*	$599,814,876	$295,909,892	$175,565,853
Short-term investments at value**	—	9,075,984	8,635,944
Short-term investments at amortized cost	2,400,000	—	—
Cash	90,345,556	—	—
Foreign currencies at value***	429,435	—	—
Receivables:
Investment securities sold	1,848	668,274	112,682
Fund shares sold	1,633,208	116,664	5,561
Dividends and interest	1,491,001	294,941	123,430
Prepaid expenses	5,744	—	—
Reimbursement due from manager	25	—	—
Total assets	696,121,693	306,065,755	184,443,470
LIABILITIES:
Payable for investment securities purchased	271,814	64,904	330,527
Payable for fund shares redeemed	2,277,143	1,858,956	491,312
Payable upon receipt of securities loaned	—	9,183,945	7,080,048
Payable to affiliates	592,170	237,879	134,021
Payable to custodian due to bank overdraft	—	121,808	—
Payable for directors fees	6,829	—	—
Other accrued expenses and liabilities	218,200	—	—
Accrued foreign taxes on capital gains	71,314	—	—
Total liabilities	3,437,470	11,467,492	8,035,908
NET ASSETS	$692,684,223	$294,598,263	$176,407,562
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$811,625,321	$338,579,229	$274,646,862
Undistributed net investment income	10,551,560	2,067,409	280,179
Accumulated net realized loss	(169,486,202)	(73,348,848)	(127,614,249)
Net unrealized appreciation	39,993,544	27,300,473	29,094,770
NET ASSETS	$692,684,223	$294,598,263	$176,407,562
+ Including securities loaned at value	$—	$8,992,162	$6,868,436
* Cost of investments in securities	$559,813,226	$268,508,510	$146,307,333
** Cost of short-term investments	$—	$9,183,945	$8,799,694
*** Cost of foreign currencies	$424,222	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
Class ADV:
Net Assets	$15,177,663	$15,360,919	$8,693,399
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,380,871	492,697	974,097
Net asset value and redemption price per share	$10.99	$31.18	$8.92
Class I:
Net Assets	$401,997,271	$260,671,348	$148,525,811
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	36,374,388	8,150,054	16,397,789
Net asset value and redemption price per share	$11.05	$31.98	$9.06
Class S:
Net Assets	$275,407,633	$18,562,836	$19,188,352
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	25,036,282	584,483	2,135,791
Net asset value and redemption price per share	$11.00	$31.76	$8.98
Class S2:
Net Assets	$101,656	$3,160	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	9,235	101	n/a
Net asset value and redemption price per share	$11.01	$31.16	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$324,895,120	$823,501,954
Short-term investments at value**	27,306,413	26,753,200
Foreign currencies at value***	—	4,408
Receivables:
Investment securities sold	304,513	—
Fund shares sold	22,697	543,025
Dividends and interest	373,172	2,431,799
Reimbursement due from manager	9,948	—
Total assets	352,911,863	853,234,386
LIABILITIES:
Payable for investment securities purchased	511,655	98,444
Payable for fund shares redeemed	559,850	1,630,908
Payable upon receipt of securities loaned	20,689,724	—
Payable to affiliates	297,028	520,710
Total liabilities	22,058,257	2,250,062
NET ASSETS	$330,853,606	$850,984,324
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$553,589,949	$808,777,387
Undistributed net investment income	567,416	3,335,536
Accumulated net realized loss	(288,452,036)	(69,599,724)
Net unrealized appreciation	65,148,277	108,471,125
NET ASSETS	$330,853,606	$850,984,324
+ Including securities loaned at value	$20,127,816	$—
* Cost of investments in securities	$259,553,524	$715,032,053
** Cost of short-term investments	$27,499,732	$26,753,200
*** Cost of foreign currencies	$—	$3,184

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
Class ADV:
Net Assets	$17,040,886	$14,994,596
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,682,604	444,289
Net asset value and redemption price per share	$10.13	$33.75
Class I:
Net Assets	$49,022,149	$594,281,699
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,813,109	17,364,877
Net asset value and redemption price per share	$10.19	$34.22
Class S:
Net Assets	$264,790,571	$240,865,080
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	26,019,073	7,090,021
Net asset value and redemption price per share	$10.18	$33.97
Class S2:
Net Assets	n/a	$842,949
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	25,012
Net asset value and redemption price per share	n/a	$33.70

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING American Century Small-Mid Cap Value Portfolio	ING Baron Small Cap Growth Portfolio	ING Columbia Small Cap Value Portfolio	ING Davis New York Venture Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,251,551	$6,528,483	$3,194,454	$7,322,114
Interest	—	—	—	347,443
Securities lending income, net	55,219	—	—	—
Total investment income	4,306,770	6,528,483	3,194,454	7,669,557
EXPENSES:
Investment management fees	1,503,268	6,164,169	1,559,040	3,750,713
Distribution and service fees:
Class ADV	81,496	208,120	5,504	32,064
Class S	168,263	1,217,077	392,682	770,096
Class S2	220	24	26	—
Transfer agent fees:
Class ADV	—	—	2	—
Class I	—	—	88	—
Class S	—	—	280	—
Administrative service fees	375,816	1,667,958	207,870	468,835
Shareholder reporting expense	—	—	27,865	—
Professional fees	—	—	16,221	—
Custody and accounting expense	—	—	40,635	—
Directors fees	—	—	7,285	—
Miscellaneous expense	465	2,473	12,113	1,722
Interest expense	—	—	48	962
Total expenses	2,129,528	9,259,821	2,269,659	5,024,392
Net waived and reimbursed fees	(472,081)	(119,668)	(3,400)	(102,718)
Brokerage commission recapture	—	(3,151)	(54,911)	—
Net expenses	1,657,447	9,137,002	2,211,348	4,921,674
Net investment income (loss)	2,649,323	(2,608,519)	983,106	2,747,883
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	19,922,647	41,510,980	27,323,769	3,249,141
Foreign currency related transactions	(59,323)	(364,331)	—	(62,719)
Net realized gain	19,863,324	41,146,649	27,323,769	3,186,422
Net change in unrealized appreciation or depreciation on:
Investments	9,444,450	136,691,508	20,234,096	46,883,442
Foreign currency related transactions	(31,679)	1,025	—	3,220
Net change in unrealized appreciation or depreciation	9,412,771	136,692,533	20,234,096	46,886,662
Net realized and unrealized gain	29,276,095	177,839,182	47,557,865	50,073,084
Increase in net assets resulting from operations	$31,925,418	$175,230,663	$48,540,971	$52,820,967
* Foreign taxes withheld	$6,506	$52,944	$3,053	$109,452
(1) Dividends from affiliates	$4,499	$45,184	$7,209	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING JPMorgan Mid Cap Value Portfolio	ING Legg Mason ClearBridge Aggressive Growth Portfolio	ING Oppenheimer Global Portfolio	ING Oppenheimer Global Strategic Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,926,658	$4,301,582	$31,971,009	$158,068
Interest	—	—	26,293	35,396,653
Securities lending income, net	18,332	49,553	1,510,376	130,735
Total investment income	5,944,990	4,351,135	33,507,678	35,685,456
EXPENSES:
Investment management fees	2,040,973	2,503,395	9,750,084	2,432,114
Distribution and service fees:
Class ADV	102,204	32,910	306,310	138,656
Class S	355,489	243,985	443,194	253,460
Class S2	24	12	24	12
Administrative service fees	680,324	464,910	974,985	194,571
Miscellaneous expense	2,521	1,227	5,585	1,615
Interest expense	119	2,454	—	509
Total expenses	3,181,654	3,248,893	11,480,182	3,020,937
Net waived and reimbursed fees	(5,952)	(312)	(10,758)	(86,368)
Net expenses	3,175,702	3,248,581	11,469,424	2,934,569
Net investment income	2,769,288	1,102,554	22,038,254	32,750,887
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	6,253,583	(659,722)	1,386,762	8,476,093
Foreign currency related transactions	—	—	(802,076)	(2,294,888)
Futures	—	—	—	6,311,957
Swaps	—	—	—	4,363,938
Written options	—	—	—	872,568
Net realized gain (loss)	6,253,583	(659,722)	584,686	17,729,668
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	48,763,588	79,221,888	220,314,317	23,296,492
Foreign currency related transactions	—	—	117,899	(1,506,543)
Futures	—	—	—	(607,493)
Swaps	—	—	—	(1,371,605)
Written options	—	—	—	(1,200)
Unfunded commitments	—	—	—	56,875
Net change in unrealized appreciation or depreciation	48,763,588	79,221,888	220,432,216	19,866,526
Net realized and unrealized gain	55,017,171	78,562,166	221,016,902	37,596,194
Increase in net assets resulting from operations	$57,786,459	$79,664,720	$243,055,156	$70,347,081
* Foreign taxes withheld	$13,686	$37,652	$2,887,274	$30,969
** Foreign tax on sale of Indian investments	$—	$—	$140,545	$—
*** Foreign tax accrued on Indian investments	$—	$—	$435	$—
(1) Dividends from affiliates	$12,244	$508	$20,799	$67,124

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING PIMCO Total Return Portfolio	ING Pioneer High Yield Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,788,339	$428,159	$7,120,341	$7,438,296
Interest	26,318,953	6,139,241	—	427
Securities lending income, net	19,129	—	285,031	38,538
Total investment income	32,126,421	6,567,400	7,405,372	7,477,261
EXPENSES:
Investment management fees	5,329,736	567,626	4,610,100	5,871,021
Distribution and service fees:
Class ADV	634,606	364	136,014	423,464
Class S	1,077,291	6,766	51,161	369,566
Class S2	1,576	—	26	24
Transfer agent fees:
Class I	—	132	—	—
Class S	—	4	—	—
Administrative service fees	959,782	94,603	144,054	1,467,755
Shareholder reporting expense	—	16,652	—	—
Professional fees	—	12,641	—	—
Custody and accounting expense	—	8,171	—	—
Directors fees	—	1,922	—	—
Miscellaneous expense	3,678	6,375	2,439	3,338
Interest expense	372	2,446	328	200
Total expenses	8,007,041	717,702	4,944,122	8,135,368
Net waived and reimbursed fees	(106,054)	(34,486)	(5)	(33,053)
Brokerage commission recapture	—	(442)	(209)	(14,904)
Net expenses	7,900,987	682,774	4,943,908	8,087,411
Net investment income (loss)	24,225,434	5,884,626	2,461,464	(610,150)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	17,561,867	7,168,451	28,371,564	39,928,411
Foreign currency related transactions	793,081	—	(227)	8,177
Futures	22,129,962	—	—	—
Swaps	1,667,101	—	—	—
Written options	4,864,094	—	—	—
Net realized gain	47,016,105	7,168,451	28,371,337	39,936,588
Net change in unrealized appreciation or depreciation on:
Investments	2,497,665	3,350,122	153,334,180	115,590,569
Foreign currency related transactions	1,490,602	—	(41)	(88)
Futures	(1,913,281)	—	—	—
Swaps	2,990,434	—	—	—
Written options	(1,990,053)	—	—	—
Sales commitments	(66,444)	—	—	—
Unfunded loan commitments	—	2,603	—	—
Net change in unrealized appreciation or depreciation	3,008,923	3,352,725	153,334,139	115,590,481
Net realized and unrealized gain	50,025,028	10,521,176	181,705,476	155,527,069
Increase in net assets resulting from operations	$74,250,462	$16,405,802	$184,166,940	$154,916,919
* Foreign taxes withheld	$—	$—	$41,001	$47,008
(1) Dividends from affiliates	$—	$2,049	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Templeton Foreign Equity Portfolio	ING Thornburg Value Portfolio	ING UBS U.S. Large Cap Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$15,905,025	$4,131,441	$2,980,125
Interest	26,778	781,662	—
Securities lending income, net	—	67,680	396
Total investment income	15,931,803	4,980,783	2,980,521
EXPENSES:
Investment management fees	4,420,841	1,953,570	1,206,023
Distribution and service fees:
Class ADV	58,686	58,506	40,578
Class S	644,269	43,151	46,949
Class S2	220	12	—
Transfer agent fees:
Class ADV	15	—	—
Class I	320	—	—
Class S	291	—	—
Administrative service fees	556,116	751,372	258,434
Shareholder reporting expense	55,160	—	—
Professional fees	50,197	—	—
Custody and accounting expense	215,191	—	—
Directors fees	18,072	—	—
Miscellaneous expense	26,469	703	607
Interest expense	766	382	385
Total expenses	6,046,613	2,807,696	1,552,976
Net waived and reimbursed fees	(43)	(5,739)	(1,199)
Brokerage commission recapture	(7,849)	(6,175)	(21,820)
Net expenses	6,038,721	2,795,782	1,529,957
Net investment income	9,893,082	2,185,001	1,450,564
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	1,587,274	31,893,768	15,780,319
Foreign currency related transactions	79,715	(117,504)	—
Net realized gain	1,666,989	31,776,264	15,780,319
Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	35,234,393	(1,408,356)	4,176,714
Foreign currency related transactions	(32,080)	6,984	—
Net change in unrealized appreciation or depreciation	35,202,313	(1,401,372)	4,176,714
Net realized and unrealized gain	36,869,302	30,374,892	19,957,033
Increase in net assets resulting from operations	$46,762,384	$32,559,893	$21,407,597
* Foreign taxes withheld	$1,767,221	$80,142	$—
** Foreign tax on sale of Indian investments	$88,016	$—	$—
*** Foreign tax accrued on Indian investments	$71,314	$—	$—
(1) Dividends from affiliates	$—	$12,158	$2,663

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$6,774,096	$11,832,214
Interest	887	9,138,266
Securities lending income, net	27,261	—
Total investment income	6,802,244	20,970,480
EXPENSES:
Investment management fees	1,850,252	4,433,267
Distribution and service fees:
Class ADV	79,806	57,034
Class S	612,519	563,019
Class S2	—	2,286
Administrative service fees	770,935	806,041
Miscellaneous expense	1,056	2,757
Interest expense	41	—
Total expenses	3,314,609	5,864,404
Net waived and reimbursed fees	(123,602)	(9,280)
Brokerage commission recapture	(13,037)	(33,718)
Net expenses	3,177,970	5,821,406
Net investment income	3,624,274	15,149,074
REALIZED AND UNREALIZED GAIN:
Net realized gain	11,728,931	31,235,346
Net change in unrealized appreciation or depreciation on:
Investments	27,784,878	47,214,010
Foreign currency related transactions	—	381
Net change in unrealized appreciation or depreciation	27,784,878	47,214,391
Net realized and unrealized gain	39,513,809	78,449,737
Increase in net assets resulting from operations	$43,138,083	$93,598,811
* Foreign taxes withheld	$94,749	$194,470
(1) Dividends from affiliates	$9,548	$21,028

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small-Mid Cap Value Portfolio		ING Baron Small Cap Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$2,649,323	$1,867,646	$(2,608,519)	$(4,103,095)
Net realized gain (loss)	19,863,324	(2,824,837)	41,146,649	(15,439,981)
Net change in unrealized appreciation or depreciation	9,412,771	30,236,822	136,692,533	188,509,736
Increase in net assets resulting from operations	31,925,418	29,279,631	175,230,663	168,966,660
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(174,774)	(119,950)	—	—
Class I	(822,603)	(777,526)	—	—
Class S	(817,115)	(715,006)	—	—
Class S2	(52)	(81)	—	—
Total distributions	(1,814,544)	(1,612,563)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	77,282,915	25,317,364	119,161,393	157,878,300
Reinvestment of distributions	1,814,492	1,612,482	—	—
	79,097,407	26,929,846	119,161,393	157,878,300
Cost of shares redeemed	(31,239,269)	(13,873,396)	(138,764,305)	(86,315,173)
Net increase (decrease) in net assets resulting from capital share transactions	47,858,138	13,056,450	(19,602,912)	71,563,127
Net increase in net assets	77,969,012	40,723,518	155,627,751	240,529,787
NET ASSETS:
Beginning of year	115,766,271	75,042,753	687,103,850	446,574,063
End of year	$193,735,283	$115,766,271	$842,731,601	$687,103,850
Undistributed net investment income at end of year	$2,409,521	$1,735,034	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Columbia Small Cap Value Portfolio		ING Davis New York Venture Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$983,106	$2,925,743	$2,747,883	$2,311,980
Net realized gain (loss)	27,323,769	(79,142,358)	3,186,422	(58,443,187)
Net change in unrealized appreciation or depreciation	20,234,096	144,371,314	46,886,662	170,414,135
Increase in net assets resulting from operations	48,540,971	68,154,699	52,820,967	114,282,928
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,339)	(3,053)	(22,413)	—
Class I	(758,673)	(2,839,892)	(952,452)	(1,219,435)
Class S	(1,943,880)	(1,987,504)	(1,288,733)	(1,715,544)
Class S2	(67)	(61)	—	—
Total distributions	(2,720,959)	(4,830,510)	(2,263,598)	(2,934,979)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,258,681	60,094,020	62,825,024	78,245,206
Reinvestment of distributions	2,720,892	4,830,449	2,263,598	2,934,979
	20,979,573	64,924,469	65,088,622	81,180,185
Cost of shares redeemed	(54,624,055)	(291,613,709)	(109,181,308)	(71,740,481)
Net increase (decrease) in net assets resulting from capital share transactions	(33,644,482)	(226,689,240)	(44,092,686)	9,439,704
Net increase (decrease) in net assets	12,175,530	(163,365,051)	6,464,683	120,787,653
NET ASSETS:
Beginning of year	213,060,564	376,425,615	474,071,213	353,283,560
End of year	$225,236,094	$213,060,564	$480,535,896	$474,071,213
Undistributed net investment income at end of year	$784,083	$2,719,427	$4,864,358	$2,263,201

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Mid Cap Value Portfolio		ING Legg Mason ClearBridge Aggressive Growth Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$2,769,288	$3,229,541	$1,102,554	$(741,650)
Net realized gain (loss)	6,253,583	(29,530,603)	(659,722)	1,056,575
Net change in unrealized appreciation or depreciation	48,763,588	75,273,683	79,221,888	124,361,202
Increase in net assets resulting from operations	57,786,459	48,972,621	79,664,720	124,676,127
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(141,753)	(155,594)	—	—
Class I	(1,148,457)	(1,321,193)	—	—
Class S	(1,215,265)	(1,261,341)	—	—
Class S2	(31)	(47)	—	—
Net realized gains:
Class ADV	—	(216,618)	—	—
Class I	—	(1,347,517)	—	—
Class S	—	(1,656,223)	—	—
Class S2	—	(63)	—	—
Total distributions	(2,505,506)	(5,958,596)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	104,595,538	51,481,100	14,513,268	29,848,460
Reinvestment of distributions	2,505,475	5,958,486	—	—
	107,101,013	57,439,586	14,513,268	29,848,460
Cost of shares redeemed	(65,975,070)	(43,315,053)	(51,876,653)	(347,268,738)
Net increase (decrease) in net assets resulting from capital share transactions	41,125,943	14,124,533	(37,363,385)	(317,420,278)
Net increase (decrease) in net assets	96,406,896	57,138,558	42,301,335	(192,744,151)
NET ASSETS:
Beginning of year	229,881,549	172,742,991	353,079,352	545,823,503
End of year	$326,288,445	$229,881,549	$395,380,687	$353,079,352
Undistributed net investment income at end of year	$522,764	$357,303	$1,102,562	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING Oppenheimer Global Strategic Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$22,038,254	$22,472,074	$32,750,887	$24,330,072
Net realized gain (loss)	584,686	(48,561,051)	17,729,668	(24,180,126)
Net change in unrealized appreciation or depreciation	220,432,216	505,314,226	19,866,526	92,294,343
Increase in net assets resulting from operations	243,055,156	479,225,249	70,347,081	92,444,289
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(845,780)	(721,917)	(928,779)	(550,508)
Class I	(22,588,655)	(30,130,203)	(10,977,055)	(13,616,424)
Class S	(2,475,668)	(3,432,349)	(3,226,945)	(3,333,453)
Class S2	(71)	(106)	(100)	—
Net realized gains:
Class ADV	—	(780,934)	—	—
Class I	—	(21,766,494)	—	—
Class S	—	(2,852,448)	—	—
Class S2	—	(77)	—	—
Total distributions	(25,910,174)	(59,684,528)	(15,132,879)	(17,500,385)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,805,327	50,068,049	87,584,205	63,598,990
Reinvestment of distributions	25,910,103	59,684,344	15,132,779	17,500,385
	82,715,430	109,752,393	102,716,984	81,099,375
Cost of shares redeemed	(215,389,499)	(200,076,847)	(99,604,133)	(259,933,143)
Net increase (decrease) in net assets resulting from capital share transactions	(132,674,069)	(90,324,454)	3,112,851	(178,833,768)
Net increase (decrease) in net assets	84,470,913	329,216,267	58,327,053	(103,889,864)
NET ASSETS:
Beginning of year	1,651,417,362	1,322,201,095	452,292,614	556,182,478
End of year	$1,735,888,275	$1,651,417,362	$510,619,667	$452,292,614
Undistributed net investment income at end of year	$23,528,229	$25,854,441	$35,545,997	$15,181,088

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Portfolio		ING Pioneer High Yield Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$24,225,434	$23,133,927	$5,884,626	$14,585,666
Net realized gain (loss)	47,016,105	15,911,280	7,168,451	(22,988,813)
Net change in unrealized appreciation or depreciation	3,008,923	39,281,265	3,352,725	86,724,954
Increase in net assets resulting from operations	74,250,462	78,326,472	16,405,802	78,321,807
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,338,828)	(1,830,772)	(4,181)	(106,263)
Class I	(17,589,023)	(10,725,881)	(5,723,733)	(14,151,585)
Class S	(14,499,792)	(9,128,837)	(161,579)	(220,813)
Class S2	(11,515)	(111)	—	—
Net realized gains:
Class ADV	(180,044)	(2,164,114)	—	—
Class I	(682,333)	(11,356,493)	—	—
Class S	(588,861)	(10,107,362)	—	—
Class S2	(447)	(118)	—	—
Total distributions	(37,890,843)	(45,313,688)	(5,889,493)	(14,478,661)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	333,869,537	366,550,027	22,670,528	46,787,109
Reinvestment of distributions	37,890,719	45,313,459	5,889,493	14,476,843
	371,760,256	411,863,486	28,560,021	61,263,952
Cost of shares redeemed	(122,062,898)	(70,794,459)	(33,995,064)	(311,478,496)
Net increase (decrease) in net assets resulting from capital share transactions	249,697,358	341,069,027	(5,435,043)	(250,214,544)
Net increase (decrease) in net assets	286,056,977	374,081,811	5,081,266	(186,371,398)
NET ASSETS:
Beginning of year	876,250,370	502,168,559	95,739,127	282,110,525
End of year	$1,162,307,347	$876,250,370	$100,820,393	$95,739,127
Undistributed net investment income at end of year	$31,290,180	$35,495,467	$427,328	$386,902

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Diversified Mid Cap Growth Portfolio		ING T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$2,461,464	$2,717,742	$(610,150)	$1,540,711
Net realized gain (loss)	28,371,337	(21,412,992)	39,936,588	(113,603,265)
Net change in unrealized appreciation or depreciation	153,334,139	246,604,304	115,590,481	431,857,452
Increase in net assets resulting from operations	184,166,940	227,909,054	154,916,919	319,794,898
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(16,555)	(7,178)	(31,137)	—
Class I	(1,970,693)	(2,449,524)	(274,344)	(1,115,490)
Class S	(13,597)	(41,999)	(51,974)	(9,477)
Class S2	(3)	(5)	(2)	—
Total distributions	(2,000,848)	(2,498,706)	(357,457)	(1,124,967)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,654,044	31,300,495	113,699,227	171,923,140
Reinvestment of distributions	2,000,845	2,498,706	357,455	1,124,967
	29,654,889	33,799,201	114,056,682	173,048,107
Cost of shares redeemed	(97,867,239)	(67,298,213)	(170,670,840)	(372,742,708)
Net decrease in net assets resulting from capital share transactions	(68,212,350)	(33,499,012)	(56,614,158)	(199,694,601)
Net increase in net assets	113,953,742	191,911,336	97,945,304	118,975,330
NET ASSETS:
Beginning of year	704,288,766	512,377,430	984,212,303	865,236,973
End of year	$818,242,508	$704,288,766	$1,082,157,607	$984,212,303
Undistributed net investment income at end of year	$875,058	$431,213	$—	$357,483

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Foreign Equity Portfolio		ING Thornburg Value Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$9,893,082	$12,850,458	$2,185,001	$4,765,670
Net realized gain (loss)	1,666,989	(135,289,133)	31,776,264	(34,252,870)
Net change in unrealized appreciation or depreciation	35,202,313	302,762,649	(1,401,372)	131,962,911
Increase in net assets resulting from operations	46,762,384	180,323,974	32,559,893	102,475,711
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(226,608)	—	(183,003)	(25,124)
Class I	(7,199,119)	—	(4,222,751)	(3,404,235)
Class S	(5,422,278)	—	(249,052)	(69,033)
Class S2	(102)	—	(45)	—
Total distributions	(12,848,107)	—	(4,654,851)	(3,498,392)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,561,111	185,405,629	96,147,812	116,017,787
Reinvestment of distributions	12,848,005	—	4,654,806	3,498,392
	260,409,116	185,405,629	100,802,618	119,516,179
Cost of shares redeemed	(141,150,451)	(409,147,924)	(78,733,299)	(239,122,449)
Net increase (decrease) in net assets resulting from capital share transactions	119,258,665	(223,742,295)	22,069,319	(119,606,270)
Net increase (decrease) in net assets	153,172,942	(43,418,321)	49,974,361	(20,628,951)
NET ASSETS:
Beginning of year	539,511,281	582,929,602	244,623,902	265,252,853
End of year	$692,684,223	$539,511,281	$294,598,263	$244,623,902
Undistributed net investment income at end of year	$10,551,560	$12,840,032	$2,067,409	$4,654,763

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING UBS U.S. Large Cap Equity Portfolio		ING Van Kampen Comstock Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,450,564	$2,206,322	$3,624,274	$7,142,748
Net realized gain (loss)	15,780,319	(86,226,315)	11,728,931	(145,769,955)
Net change in unrealized appreciation or depreciation	4,176,714	140,290,481	27,784,878	233,343,635
Increase in net assets resulting from operations	21,407,597	56,270,488	43,138,083	94,716,428
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39,903)	(67,697)	(175,261)	(312,120)
Class I	(1,330,636)	(2,051,531)	(741,072)	(1,759,042)
Class S	(126,214)	(221,412)	(3,403,234)	(5,001,841)
Total distributions	(1,496,753)	(2,340,640)	(4,319,567)	(7,073,003)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,183,502	51,241,562	41,252,690	59,181,712
Reinvestment of distributions	1,496,753	2,340,640	4,319,567	7,073,003
	13,680,255	53,582,202	45,572,257	66,254,715
Cost of shares redeemed	(39,560,188)	(186,190,195)	(57,670,926)	(418,531,170)
Net decrease in net assets resulting from capital share transactions	(25,879,933)	(132,607,993)	(12,098,669)	(352,276,455)
Net increase (decrease) in net assets	(5,969,089)	(78,678,145)	26,719,847	(264,633,030)
NET ASSETS:
Beginning of year	182,376,651	261,054,796	304,133,759	568,766,789
End of year	$176,407,562	$182,376,651	$330,853,606	$304,133,759
Undistributed net investment income at end of year	$280,179	$326,086	$567,416	$1,261,466

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Equity and Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$15,149,074	$15,158,392
Net realized gain (loss)	31,235,346	(30,032,416)
Net change in unrealized appreciation or depreciation	47,214,391	166,600,095
Increase in net assets resulting from operations	93,598,811	151,726,071
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(195,092)	(143,246)
Class I	(10,643,870)	(10,243,047)
Class S	(3,780,796)	(3,459,054)
Class S2	(13,909)	(64)
Total distributions	(14,633,667)	(13,845,411)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,386,797	34,273,166
Reinvestment of distributions	14,633,667	13,845,347
	65,020,464	48,118,513
Cost of shares redeemed	(94,064,905)	(104,789,464)
Net decrease in net assets resulting from capital share transactions	(29,044,441)	(56,670,951)
Net increase in net assets	49,920,703	81,209,709
NET ASSETS:
Beginning of year	801,063,621	719,853,912
End of year	$850,984,324	$801,063,621
Undistributed net investment income at end of year	$3,335,536	$2,817,785

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-10	9.65	0.15	•	1.93	2.08	0.10		—	—
12-31-09	7.23	0.14		2.39	2.53	0.11		—	—
12-31-08	11.24	0.15		(2.80)	(2.65)	0.05		1.31	—
12-31-07	13.35	0.08	•	(0.42)	(0.34)	0.03		1.74	—
12-31-06	11.63	0.02		1.73	1.75	0.00	*	0.03	—
Class I
12-31-10	9.86	0.20	•	1.98	2.18	0.13		—	—
12-31-09	7.38	0.17		2.47	2.64	0.16		—	—
12-31-08	11.46	0.20	•	(2.86)	(2.66)	0.11		1.31	—
12-31-07	13.58	0.14	•	(0.43)	(0.29)	0.09		1.74	—
12-31-06	11.77	0.09	•	1.75	1.84	0.00	*	0.03	—
Class S
12-31-10	9.80	0.14		1.99	2.13	0.11		—	—
12-31-09	7.34	0.16	•	2.44	2.60	0.14		—	—
12-31-08	11.40	0.17	•	(2.84)	(2.67)	0.08		1.31	—
12-31-07	13.51	0.11	•	(0.42)	(0.31)	0.06		1.74	—
12-31-06	11.74	0.05		1.75	1.80	0.00	*	0.03	—
Class S2
12-31-10	9.61	0.22	•	1.86	2.08	0.10		—	—
02-27-09(4)-12-31-09	5.84	0.14	•	3.79	3.93	0.16		—	—
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-10	14.67	(0.10)		3.95	3.85	—		—	—
12-31-09	10.88	(0.12)		3.91	3.79	—		—	—
12-31-08	19.16	(0.14)		(7.62)	(7.76)	—		0.52	—
12-31-07	18.11	(0.12)		1.17	1.05	—		—	—
12-31-06	15.90	(0.10)		2.46	2.36	—		0.15	—
Class I
12-31-10	15.27	(0.03)		4.13	4.10	—		—	—
12-31-09	11.27	(0.07)		4.07	4.00	—		—	—
12-31-08	19.73	(0.05	)•	(7.89)	(7.94)	—		0.52	—
12-31-07	18.55	(0.02)		1.20	1.18	—		—	—
12-31-06	16.21	(0.02)		2.51	2.49	—		0.15	—
Class S
12-31-10	14.98	(0.07)		4.04	3.97	—		—	—
12-31-09	11.08	(0.09)		3.99	3.90	—		—	—
12-31-08	19.45	(0.08	)•	(7.77)	(7.85)	—		0.52	—
12-31-07	18.33	(0.06)		1.18	1.12	—		—	—
12-31-06	16.06	(0.06)		2.48	2.42	—		0.15	—
Class S2
12-31-10	14.69	(0.09)		3.95	3.86	—		—	—
02-27-09(4)-12-31-09	9.31	(0.10)		5.48	5.38	—		—	—
ING Columbia Small Cap Value Portfolio
Class ADV
12-31-10	8.36	0.02	•	2.04	2.06	0.13		—	—
12-31-09	6.78	0.05		1.59	1.64	0.06		—	—
12-31-08	10.41	0.09	•	(3.62)	(3.53)	0.02		0.08	—
12-31-07	10.15	0.05	•	0.23	0.28	0.02		—	—
12-29-06(4)-12-31-06	10.15	(0.00	)*	—	(0.00)*	—		—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-10	0.10	11.63	21.80	1.75	1.44	†	1.44	†	1.47	†	26,712	98
12-31-09	0.11	9.65	35.20	1.75	1.44	†	1.44	†	1.82	†	10,511	135
12-31-08	1.36	7.23	(26.69)	1.75	1.52		1.52		1.50		7,861	191
12-31-07	1.77	11.24	(3.17)	1.75	1.52		1.52		0.58		12,309	146
12-31-06	0.03	13.35	15.14	1.75	1.72		1.72		0.18		12,602	156
Class I
12-31-10	0.13	11.91	22.36	1.25	0.94	†	0.94	†	1.92	†	91,413	98
12-31-09	0.16	9.86	36.02	1.25	0.94	†	0.94	†	2.28	†	51,654	135
12-31-08	1.42	7.38	(26.37)	1.25	1.02		1.02		2.04		35,922	191
12-31-07	1.83	11.46	(2.70)	1.25	1.02		1.02		1.09		47,079	146
12-31-06	0.03	13.58	15.75	1.25	1.22		1.22		0.71		48,088	156
Class S
12-31-10	0.11	11.82	22.02	1.50	1.19	†	1.19	†	1.68	†	75,285	98
12-31-09	0.14	9.80	35.68	1.50	1.19	†	1.19	†	2.03	†	53,596	135
12-31-08	1.39	7.34	(26.56)	1.50	1.27		1.27		1.80		31,260	191
12-31-07	1.80	11.40	(2.90)	1.50	1.27		1.27		0.82		40,309	146
12-31-06	0.03	13.51	15.43	1.50	1.47		1.47		0.39		47,839	156
Class S2
12-31-10	0.10	11.59	21.87	1.75	1.34	†	1.34	†	2.01	†	326	98
02-27-09(4)-12-31-09	0.16	9.61	67.61	1.75	1.34	†	1.34	†	2.06	†	5	135
ING Baron Small Cap Growth Portfolio
Class ADV
12-31-10	—	18.52	26.24	1.58	1.58	†	1.58	†	(0.65	)†	51,458	19
12-31-09	—	14.67	34.83	1.58	1.57		1.57		(1.07)		36,133	13
12-31-08	0.52	10.88	(41.41)	1.58	1.58	†	1.58	†	(0.80	)†	23,542	30
12-31-07	—	19.16	5.80	1.58	1.58		1.58		(0.61)		48,449	23
12-31-06	0.15	18.11	15.02	1.58	1.58		1.58		(0.63)		45,591	15
Class I
12-31-10	—	19.37	26.85	1.08	1.08	†	1.08	†	(0.17	)†	231,264	19
12-31-09	—	15.27	35.49	1.08	1.07		1.07		(0.57)		184,220	13
12-31-08	0.52	11.27	(41.12)	1.08	1.08	†	1.08	†	(0.29	)†	131,199	30
12-31-07	—	19.73	6.36	1.08	1.08		1.08		(0.10)		181,259	23
12-31-06	0.15	18.55	15.54	1.08	1.08		1.08		(0.13)		130,780	15
Class S
12-31-10	—	18.95	26.50	1.33	1.31	†	1.31	†	(0.41	)†	560,004	19
12-31-09	—	14.98	35.20	1.33	1.30		1.30		(0.80)		466,746	13
12-31-08	0.52	11.08	(41.25)	1.33	1.31	†	1.31	†	(0.52	)†	291,833	30
12-31-07	—	19.45	6.11	1.33	1.32		1.32		(0.34)		415,539	23
12-31-06	0.15	18.33	15.24	1.33	1.33		1.33		(0.38)		299,287	15
Class S2
12-31-10	—	18.55	26.28	1.58	1.48	†	1.48	†	(0.58	)†	6	19
02-27-09(4)-12-31-09	—	14.69	57.79	1.58	1.47		1.47		(0.97)		5	13
ING Columbia Small Cap Value Portfolio
Class ADV
12-31-10	0.13	10.29	24.98	1.40	1.40	†	1.37	†	0.25	†	2,071	62
12-31-09	0.06	8.36	24.28	1.45	1.44	†	1.44	†	0.52	†	534	86
12-31-08	0.10	6.78	(34.22)	1.41	1.41	†	1.38	†	1.03	†	444	73
12-31-07	0.02	10.41	2.73	1.38	1.38		1.35		0.50		330	50
12-29-06(4)-12-31-06	—	10.15	—	1.49	1.49		1.46		(1.46)		1	48

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING Columbia Small Cap Value Portfolio (continued)
Class I
12-31-10	8.46	0.06		2.06	2.12	0.14		—	—
12-31-09	6.85	0.07	•	1.65	1.72	0.11		—	—
12-31-08	10.48	0.14	•	(3.67)	(3.53)	0.02		0.08	—
12-31-07	10.17	0.10	•	0.23	0.33	0.02		—	—
04-28-06(4)-12-31-06	10.00	0.05		0.12	0.17	—		—	—
Class S
12-31-10	8.41	0.04	•	2.06	2.10	0.12		—	—
12-31-09	6.82	0.06		1.62	1.68	0.09		—	—
12-31-08	10.44	0.11	•	(3.64)	(3.53)	0.01		0.08	—
12-31-07	10.15	0.07	•	0.23	0.30	0.01		—	—
05-01-06(4)-12-31-06	9.95	0.04	•	0.16	0.20	—		—	—
Class S2
12-31-10	8.33	0.03		2.03	2.06	0.12		—	—
02-27-09(4)-12-31-09	5.20	0.04	•	3.20	3.24	0.11		—	—
ING Davis New York Venture Portfolio
Class ADV
12-31-10	15.77	0.05	•	1.80	1.85	0.05		—	—
12-31-09	12.02	0.04	•	3.71	3.75	—		—	—
12-31-08	20.07	0.09		(7.92)	(7.83)	0.04		0.18	—
12-31-07	19.39	0.19	•	0.57	0.76	—		0.08	—
12-31-06	18.46	0.07		2.29	2.36	—		1.43	—
Class I
12-31-10	16.12	0.12	•	1.85	1.97	0.10		—	—
12-31-09	12.32	0.10	•	3.82	3.92	0.12		—	—
12-31-08	20.60	0.15	•	(8.09)	(7.94)	0.16		0.18	—
12-31-07	19.87	0.31	•	0.57	0.88	0.07		0.08	—
12-31-06	18.79	0.18	•	2.34	2.52	0.01		1.43	—
Class S
12-31-10	15.93	0.09		1.81	1.90	0.07		—	—
12-31-09	12.18	0.06		3.78	3.84	0.09		—	—
12-31-08	20.39	0.11	•	(8.02)	(7.91)	0.12		0.18	—
12-31-07	19.70	0.25	•	0.57	0.82	0.05		0.08	—
12-31-06	18.69	0.13	•	2.31	2.44	—		1.43	—
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-10	11.30	0.07		2.48	2.55	0.07		—	—
12-31-09	9.24	0.12		2.21	2.33	0.11		0.16	—
12-31-08	15.50	0.14		(4.90)	(4.76)	0.18		1.32	—
12-31-07	16.03	0.09		0.25	0.34	0.07		0.80	—
12-31-06	13.89	0.07		2.18	2.25	0.00	*	0.11	—
Class I
12-31-10	11.42	0.14		2.52	2.66	0.13		—	—
12-31-09	9.33	0.17		2.23	2.40	0.15		0.16	—
12-31-08	15.77	0.22		(5.00)	(4.78)	0.34		1.32	—
12-31-07	16.26	0.19	•	0.24	0.43	0.12		0.80	—
12-31-06	14.02	0.14		2.21	2.35	0.00	*	0.11	—
Class S
12-31-10	11.37	0.11		2.50	2.61	0.10		—	—
12-31-09	9.29	0.15		2.22	2.37	0.13		0.16	—
12-31-08	15.67	0.16	•	(4.94)	(4.78)	0.28		1.32	—
12-31-07	16.17	0.15		0.24	0.39	0.09		0.80	—
12-31-06	13.98	0.12		2.18	2.30	0.00	*	0.11	—
Class S2
12-31-10	11.30	0.09		2.48	2.57	0.08		—	—
02-27-09(4)-12-31-09	7.54	0.12		3.92	4.04	0.12		0.16	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Columbia Small Cap Value Portfolio (continued)
Class I
12-31-10	0.14	10.44	25.48	0.90	0.90	†	0.87	†	0.67	†	55,866	62
12-31-09	0.11	8.46	25.20	0.95	0.94	†	0.94	†	1.09	†	46,600	86
12-31-08	0.10	6.85	(33.93)	0.91	0.91	†	0.88	†	1.63	†	225,673	73
12-31-07	0.02	10.48	3.21	0.88	0.88		0.85		0.94		46,922	50
04-28-06(4)-12-31-06	—	10.17	1.70	0.99	0.99		0.96		0.78		11,698	48
Class S
12-31-10	0.12	10.39	25.28	1.15	1.15	†	1.12	†	0.41	†	167,293	62
12-31-09	0.09	8.41	24.72	1.20	1.19	†	1.19	†	0.75	†	165,922	86
12-31-08	0.09	6.82	(34.08)	1.16	1.16	†	1.13	†	1.22	†	150,309	73
12-31-07	0.01	10.44	2.97	1.13	1.13		1.10		0.65		161,301	50
05-01-06(4)-12-31-06	—	10.15	2.01	1.24	1.24		1.21		0.53		76,010	48
Class S2
12-31-10	0.12	10.27	25.04	1.40	1.30	†	1.27	†	0.29	†	6	62
02-27-09(4)-12-31-09	0.11	8.33	62.42	1.45	1.34	†	1.34	†	0.60	†	5	86
ING Davis New York Venture Portfolio
Class ADV
12-31-10	0.05	17.57	11.79	1.40	1.38		1.38		0.30		8,442	15
12-31-09	—	15.77	31.20	1.40	1.39		1.39		0.31		4,844	23
12-31-08	0.22	12.02	(39.35)	1.40	1.40		1.40		0.41		5,662	20
12-31-07	0.08	20.07	3.91	1.40	1.40		1.40		0.94		10,214	10
12-31-06	1.43	19.39	13.58	1.40	1.40		1.40		0.44		13,203	6
Class I
12-31-10	0.10	17.99	12.33	0.90	0.88		0.88		0.74		143,679	15
12-31-09	0.12	16.12	31.96	0.90	0.89		0.89		0.76		165,713	23
12-31-08	0.34	12.32	(39.06)	0.90	0.90		0.90		0.92		133,936	20
12-31-07	0.15	20.60	4.43	0.90	0.90		0.90		1.49		101,763	10
12-31-06	1.44	19.87	14.19	0.90	0.90		0.90		0.94		59,749	6
Class S
12-31-10	0.07	17.76	11.99	1.15	1.13		1.13		0.51		328,415	15
12-31-09	0.09	15.93	31.62	1.15	1.14		1.14		0.49		303,513	23
12-31-08	0.30	12.18	(39.22)	1.15	1.15		1.15		0.67		213,686	20
12-31-07	0.13	20.39	4.16	1.15	1.15		1.15		1.23		231,511	10
12-31-06	1.43	19.70	13.85	1.15	1.15		1.15		0.69		134,821	6
ING JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-10	0.07	13.78	22.63	1.50	1.50	†	1.50	†	0.69	†	26,954	40
12-31-09	0.27	11.30	25.34	1.50	1.50	†	1.50	†	1.33	†	16,622	40
12-31-08	1.50	9.24	(33.17)	1.50	1.50	†	1.50	†	0.94	†	13,624	58
12-31-07	0.87	15.50	2.06	1.50	1.50		1.50		0.64		24,824	52
12-31-06	0.11	16.03	16.26	1.53	1.53		1.53		0.61		22,123	44
Class I
12-31-10	0.13	13.95	23.30	1.00	1.00	†	1.00	†	1.18	†	126,864	40
12-31-09	0.31	11.42	25.90	1.00	1.00	†	1.00	†	1.83	†	100,239	40
12-31-08	1.66	9.33	(32.86)	1.00	1.00	†	1.00	†	1.46	†	80,515	58
12-31-07	0.92	15.77	2.61	1.00	1.00		1.00		1.15		145,638	52
12-31-06	0.11	16.26	16.84	1.03	1.03		1.03		1.08		125,602	44
Class S
12-31-10	0.10	13.88	22.97	1.25	1.25	†	1.25	†	0.94	†	172,465	40
12-31-09	0.29	11.37	25.65	1.25	1.25	†	1.25	†	1.58	†	113,016	40
12-31-08	1.60	9.29	(33.04)	1.25	1.25	†	1.25	†	1.29	†	78,604	58
12-31-07	0.89	15.67	2.34	1.25	1.25		1.25		0.89		89,851	52
12-31-06	0.11	16.17	16.52	1.28	1.28		1.28		0.81		91,338	44
Class S2
12-31-10	0.08	13.79	22.75	1.50	1.40	†	1.40	†	0.76	†	5	40
02-27-09(4)-12-31-09	0.28	11.30	53.76	1.50	1.40	†	1.40	†	1.51	†	4	40
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Legg Mason ClearBridge Aggressive Growth Portfolio
Class ADV
12-31-10	37.34	(0.03)		8.93	8.90	—	—	—
12-31-09	28.37	(0.19)		9.16	8.97	—	—	—
12-31-08	46.88	(0.25)		(18.26)	(18.51)	—	—	—
12-31-07	47.89	(0.29)		(0.72)	(1.01)	—	—	—
12-31-06	43.64	(0.27	)•	4.52	4.25	—	—	—
Class I
12-31-10	38.86	0.16	•	9.35	9.51	—	—	—
12-31-09	29.37	(0.03	)•	9.52	9.49	—	—	—
12-31-08	48.31	(0.01)		(18.93)	(18.94)	—	—	—
12-31-07	49.10	(0.05)		(0.74)	(0.79)	—	—	—
12-31-06	44.52	(0.02	)•	4.60	4.58	—	—	—
Class S
12-31-10	38.09	0.06		9.14	9.20	—	—	—
12-31-09	28.86	(0.12	)•	9.35	9.23	—	—	—
12-31-08	47.58	(0.11)		(18.61)	(18.72)	—	—	—
12-31-07	48.49	(0.18)		(0.73)	(0.91)	—	—	—
12-31-06	44.08	(0.18	)•	4.59	4.41	—	—	—
Class S2
03-08-10(4)-12-31-10	39.91	0.04		6.35	6.39	—	—	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-10	11.83	0.11	•	1.69	1.80	0.17	—	—
12-31-09	8.80	0.11	•	3.28	3.39	0.17	0.19	—
12-31-08	16.38	0.30		(6.53)	(6.23)	0.23	1.12	—
12-31-07	16.22	0.17	•	0.81	0.98	0.11	0.71	—
12-31-06	13.85	0.07	•	2.33	2.40	0.01	0.02	—
Class I
12-31-10	12.17	0.18	•	1.74	1.92	0.21	—	—
12-31-09	9.07	0.17	•	3.38	3.55	0.26	0.19	—
12-31-08	16.87	0.32		(6.67)	(6.35)	0.33	1.12	—
12-31-07	16.68	0.27	•	0.82	1.09	0.19	0.71	—
12-31-06	14.17	0.15	•	2.39	2.54	0.01	0.02	—
Class S
12-31-10	11.84	0.14	•	1.70	1.84	0.18	—	—
12-31-09	8.82	0.14	•	3.30	3.44	0.23	0.19	—
12-31-08	16.46	0.23	•	(6.46)	(6.23)	0.29	1.12	—
12-31-07	16.31	0.23	•	0.80	1.03	0.17	0.71	—
12-31-06	13.90	0.10	•	2.34	2.44	0.01	0.02	—
Class S2
12-31-10	11.73	0.12		1.68	1.80	0.17	—	—
02-27-09(4)-12-31-09	7.35	0.12	•	4.71	4.83	0.26	0.19	—
ING Oppenheimer Global Strategic Income Portfolio
Class ADV
12-31-10	10.45	0.70	•	0.88	1.58	0.36	—	—
12-31-09	8.84	0.40		1.51	1.91	0.30	—	—
12-31-08	11.12	0.55	•	(2.28)	(1.73)	0.51	0.04	—
12-31-07	10.76	0.59	•	0.28	0.87	0.51	—	—
12-31-06	9.98	0.62	•	0.18	0.80	0.02	—	—
Class I
12-31-10	10.48	0.75		0.90	1.65	0.36	—	—
12-31-09	8.92	0.48	•	1.49	1.97	0.41	—	—
12-31-08	11.20	0.54	•	(2.22)	(1.68)	0.56	0.04	—
12-31-07	10.80	0.64	•	0.28	0.92	0.52	—	—
12-31-06	10.00	0.66	•	0.18	0.84	0.04	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Legg Mason ClearBridge Aggressive Growth Portfolio
Class ADV
12-31-10	—	46.24	23.84	1.33	1.33	†	1.33	†	(0.09	)†	8,002	—
12-31-09	—	37.34	31.62	1.33	1.33	†	1.33	†	(0.62	)†	5,570	1
12-31-08	—	28.37	(39.48)	1.31	1.31	†	1.31	†	(0.54	)†	3,631	4
12-31-07	—	46.88	(2.11)	1.30	1.30		1.30		(0.60)		8,325	5
12-31-06	—	47.89	9.74	1.30	1.30		1.30		(0.59)		8,459	6
Class I
12-31-10	—	48.37	24.47	0.83	0.83	†	0.83	†	0.39	†	280,466	—
12-31-09	—	38.86	32.31	0.83	0.83	†	0.83	†	(0.11	)†	250,454	1
12-31-08	—	29.37	(39.21)	0.81	0.81	†	0.81	†	(0.03	)†	455,682	4
12-31-07	—	48.31	(1.61)	0.80	0.80		0.80		(0.11)		1,103,033	5
12-31-06	—	49.10	10.29	0.80	0.80		0.80		(0.05)		1,155,244	6
Class S
12-31-10	—	47.29	24.15	1.08	1.08	†	1.08	†	0.14	†	106,910	—
12-31-09	—	38.09	31.98	1.08	1.08	†	1.08	†	(0.37	)†	97,055	1
12-31-08	—	28.86	(39.34)	1.06	1.06	†	1.06	†	(0.26	)†	86,511	4
12-31-07	—	47.58	(1.88)	1.05	1.05		1.05		(0.36)		169,485	5
12-31-06	—	48.49	10.00	1.05	1.05		1.05		(0.40)		186,363	6
Class S2
03-08-10(4)-12-31-10	—	46.30	16.01	1.33	1.23	†	1.23	†	0.12	†	3	—
ING Oppenheimer Global Portfolio
Class ADV
12-31-10	0.17	13.46	15.42	1.16	1.16	†	1.16	†	0.88	†	71,603	15
12-31-09	0.36	11.83	39.04	1.16	1.16	†	1.16	†	1.09	†	54,626	12
12-31-08	1.35	8.80	(40.65)	1.16	1.16	†	1.16	†	1.60	†	40,813	12
12-31-07	0.82	16.38	6.04	1.16	1.15		1.15		1.08		99,669	14
12-31-06	0.03	16.22	17.36	1.16	1.15		1.15		0.51		95,286	23
Class I
12-31-10	0.21	13.88	16.06	0.66	0.66	†	0.66	†	1.40	†	1,479,319	15
12-31-09	0.45	12.17	39.73	0.66	0.66	†	0.66	†	1.63	†	1,414,460	12
12-31-08	1.45	9.07	(40.38)	0.66	0.66	†	0.66	†	2.07	†	1,124,127	12
12-31-07	0.90	16.87	6.57	0.66	0.66		0.66		1.57		2,289,589	14
12-31-06	0.03	16.68	17.98	0.66	0.66		0.66		0.96		2,518,662	23
Class S
12-31-10	0.18	13.50	15.80	0.91	0.91	†	0.91	†	1.17	†	184,961	15
12-31-09	0.42	11.84	39.51	0.91	0.91	†	0.91	†	1.45	†	182,326	12
12-31-08	1.41	8.82	(40.55)	0.91	0.91	†	0.91	†	1.80	†	157,261	12
12-31-07	0.88	16.46	6.35	0.91	0.91		0.91		1.37		232,651	14
12-31-06	0.03	16.31	17.60	0.91	0.91		0.91		0.66		145,060	23
Class S2
12-31-10	0.17	13.36	15.63	1.16	1.06	†	1.06	†	0.98	†	5	15
02-27-09(4)-12-31-09	0.45	11.73	66.43	1.16	1.06	†	1.06	†	1.34	†	5	12
ING Oppenheimer Global Strategic Income Portfolio
Class ADV
12-31-10	0.36	11.67	15.22	1.04	1.02		1.02		6.27		30,887	117
12-31-09	0.30	10.45	21.66	1.04	1.01		1.01		4.79		20,170	136
12-31-08	0.55	8.84	(16.38)	1.04	1.00	†	1.00	†	5.19	†	16,393	108
12-31-07	0.51	11.12	8.28	1.04	1.00		1.00		5.41		20,460	104
12-31-06	0.02	10.76	7.99	1.04	1.00		1.00		6.09		9,266	140
Class I
12-31-10	0.36	11.77	15.86	0.54	0.52		0.52		6.82		386,383	117
12-31-09	0.41	10.48	22.14	0.54	0.53		0.53		4.99		334,527	136
12-31-08	0.60	8.92	(15.89)	0.54	0.54	†	0.54	†	5.12	†	451,197	108
12-31-07	0.52	11.20	8.76	0.54	0.54		0.54		5.80		415,035	104
12-31-06	0.04	10.80	8.42	0.54	0.54		0.54		6.39		359,888	140

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING Oppenheimer Global Strategic Income Portfolio (continued)
Class S
12-31-10	10.50	0.74	•	0.88	1.62	0.36		—	—
12-31-09	8.92	0.49	•	1.45	1.94	0.36		—	—
12-31-08	11.21	0.48	•	(2.19)	(1.71)	0.54		0.04	—
12-31-07	10.81	0.62	•	0.27	0.89	0.49		—	—
12-31-06	9.99	0.64	•	0.19	0.83	0.01		—	—
Class S2
03-08-10(4)-12-31-10	10.74	0.57	•	0.74	1.31	0.36		—	—
ING PIMCO Total Return Portfolio
Class ADV
12-31-10	11.46	0.23	•	0.61	0.84	0.39		0.02	—
12-31-09	10.91	0.35	•	0.96	1.31	0.35		0.41	—
12-31-08	11.66	0.46	•	(0.52)	(0.06)	0.52		0.17	—
12-31-07	11.03	0.44	•	0.55	0.99	0.36		—	—
12-31-06	10.81	0.36	•	0.03	0.39	0.17		—	—
Class I
12-31-10	11.67	0.29	•	0.63	0.92	0.42		0.02	—
12-31-09	11.08	0.42	•	0.97	1.39	0.39		0.41	—
12-31-08	11.81	0.53	•	(0.54)	(0.01)	0.55		0.17	—
12-31-07	11.16	0.51	•	0.55	1.06	0.41		—	—
12-31-06	10.92	0.42	•	0.03	0.45	0.21		—	—
Class S
12-31-10	11.58	0.26	•	0.62	0.88	0.40		0.02	—
12-31-09	11.01	0.39	•	0.96	1.35	0.37		0.41	—
12-31-08	11.75	0.49	•	(0.52)	(0.03)	0.54		0.17	—
12-31-07	11.11	0.48	•	0.55	1.03	0.39		—	—
12-31-06	10.87	0.39	•	0.04	0.43	0.19		—	—
Class S2
12-31-10	11.44	0.29	•	0.56	0.85	0.42		0.02	—
02-27-09(4)-12-31-09	10.55	0.35	•	1.34	1.69	0.39		0.41	—
ING Pioneer High Yield Portfolio
Class ADV
12-31-10	10.01	0.56		1.21	1.77	0.59		—	—
12-31-09	6.51	0.58	•	3.52	4.10	0.60		—	—
12-31-08	10.23	0.66		(3.50)	(2.84)	0.65		0.23	—
12-31-07	10.22	0.54	•	0.01	0.55	0.54		—	—
01-20-06(4)-12-31-06	9.99	0.47	•	0.30	0.77	0.51		0.03	—
Class I
12-31-10	10.05	0.65		1.19	1.84	0.65		—	—
12-31-09	6.52	0.67	•	3.49	4.16	0.63		—	—
12-31-08	10.25	0.74	•	(3.54)	(2.80)	0.70		0.23	—
12-31-07	10.22	0.59	•	0.03	0.62	0.59		—	—
01-03-06(4)-12-31-06	10.00	0.57	•	0.23	0.80	0.55		0.03	—
Class S
12-31-10	10.04	0.62	•	1.19	1.81	0.62		—	—
12-31-09	6.52	0.61	•	3.52	4.13	0.61		—	—
12-31-08	10.25	0.67	•	(3.49)	(2.82)	0.68		0.23	—
12-31-07	10.22	0.57	•	0.03	0.60	0.57		—	—
01-20-06(4)-12-31-06	9.99	0.54	•	0.24	0.78	0.52		0.03	—
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-10	6.46	(0.01)		1.80	1.79	0.00	*	—	—
12-31-09	4.44	(0.00	)*	2.02	2.02	0.00	*	—	—
12-31-08	9.22	(0.02)		(3.48)	(3.50)	—		1.28	—
12-31-07	8.99	(0.03)		1.14	1.11	—		0.88	—
12-31-06	8.47	(0.03)		0.74	0.71	—		0.19	—

					Ratios to average net assets								Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)		Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)		(%)		(%)		(%)		(%)		($000's)	(%)
ING Oppenheimer Global Strategic Income Portfolio (continued)
Class S
12-31-10	0.36	11.76	15.54		0.79		0.77		0.77		6.57		93,346	117
12-31-09	0.36	10.50	21.85		0.79		0.76		0.76		5.04		97,596	136
12-31-08	0.58	8.92	(16.10)		0.79		0.75	†	0.75	†	4.53	†	88,592	108
12-31-07	0.49	11.21	8.50		0.79		0.75		0.75		5.61		83,977	104
12-31-06	0.01	10.81	8.33		0.79		0.75		0.75		6.20		56,054	140
Class S2
03-08-10(4)-12-31-10	0.36	11.69	12.31		1.04		0.92		0.92		6.16		3	117
ING PIMCO Total Return Portfolio
Class ADV
12-31-10	0.41	11.89	7.30		1.09		1.08		1.08		1.96		152,733	558
12-31-09	0.76	11.46	12.32		1.13		1.12		1.12		3.10		93,043	737
12-31-08	0.69	10.91	(0.54)		1.16		1.15		1.15		4.04		44,599	872
12-31-07	0.36	11.66	9.25		1.21	(a)	1.21	(a)	1.21	(a)	3.98	(a)	33,445	863
12-31-06	0.17	11.03	3.71		1.27	(a)	1.27	(a)	1.27	(a)	3.36	(a)	25,603	826
Class I
12-31-10	0.44	12.15	7.84		0.59		0.58		0.58		2.43		534,495	558
12-31-09	0.80	11.67	12.89		0.63		0.62		0.62		3.67		430,220	737
12-31-08	0.72	11.08	(0.04)		0.66		0.65		0.65		4.55		265,311	872
12-31-07	0.41	11.81	9.79		0.71	(a)	0.71	(a)	0.71	(a)	4.49	(a)	320,725	863
12-31-06	0.21	11.16	4.21		0.77	(a)	0.77	(a)	0.77	(a)	3.86	(a)	213,734	826
Class S
12-31-10	0.42	12.04	7.56		0.84		0.83		0.83		2.18		474,076	558
12-31-09	0.78	11.58	12.62		0.88		0.87		0.87		3.42		352,984	737
12-31-08	0.71	11.01	(0.28)		0.91		0.90		0.90		4.30		192,259	872
12-31-07	0.39	11.75	9.51		0.96	(a)	0.96	(a)	0.96	(a)	4.23	(a)	122,274	863
12-31-06	0.19	11.11	4.00		1.02	(a)	1.02	(a)	1.02	(a)	3.61	(a)	93,487	826
Class S2
12-31-10	0.44	11.85	7.38		1.09		0.98		0.98		2.42		1,003	558
02-27-09(4)-12-31-09	0.80	11.44	16.38		1.13		1.02		1.02		3.67		3	737
ING Pioneer High Yield Portfolio
Class ADV
12-31-10	0.59	11.19	18.38		1.25		1.21	†	1.21	†	5.75	†	120	41
12-31-09	0.60	10.01	65.71		1.28		1.22	†	1.21	†	6.91	†	30	53
12-31-08	0.88	6.51	(29.60	)(b)	1.24		1.23	†	1.23	†	7.25	†	773	38
12-31-07	0.54	10.23	5.43		1.28		1.27		1.27		5.22		1,018	68
01-20-06(4)-12-31-06	0.54	10.22	7.98		1.30		1.23		1.23		4.97		510	20
Class I
12-31-10	0.65	11.24	19.02		0.75		0.71	†	0.71	†	6.23	†	98,394	41
12-31-09	0.63	10.05	66.75		0.78		0.72	†	0.71	†	8.88	†	92,714	53
12-31-08	0.93	6.52	(29.27	)(b)	0.74		0.73	†	0.72	†	8.82	†	279,168	38
12-31-07	0.59	10.25	6.15		0.78		0.77		0.77		5.67		105,105	68
01-03-06(4)-12-31-06	0.58	10.22	8.24		0.80		0.73		0.73		5.70		119,959	20
Class S
12-31-10	0.62	11.23	18.73		1.00		0.96	†	0.96	†	5.97	†	2,307	41
12-31-09	0.61	10.04	66.30		1.03		0.97	†	0.96	†	7.50	†	2,995	53
12-31-08	0.91	6.52	(29.45	)(b)	0.99		0.98	†	0.98	†	7.32	†	2,170	38
12-31-07	0.57	10.25	5.89		1.03		1.02		1.02		5.43		5,899	68
01-20-06(4)-12-31-06	0.55	10.22	8.01		1.05		0.98		0.98		5.43		8,280	20
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-10	0.00 *	8.25	27.79		1.16		1.16		1.16		(0.13)		31,927	28
12-31-09	—	6.46	45.55		1.16		1.16		1.16		(0.01)		24,468	27
12-31-08	1.28	4.44	(43.35)		1.16		1.16		1.16		(0.25)		15,401	28
12-31-07	0.88	9.22	12.71		1.16		1.15		1.15		(0.31)		40,695	31
12-31-06	0.19	8.99	8.70		1.16		1.15		1.15		(0.23)		48,165	37

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)		($)	($)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-10	6.71	0.03		1.88	1.91	0.02		—	—
12-31-09	4.60	0.03		2.10	2.13	0.02		—	—
12-31-08	9.52	0.02		(3.63)	(3.61)	0.03		1.28	—
12-31-07	9.22	0.02		1.18	1.20	0.02		0.88	—
12-31-06	8.65	0.02		0.74	0.76	—		0.19	—
Class S
12-31-10	6.60	0.01		1.84	1.85	0.00	*	—	—
12-31-09	4.53	0.01		2.07	2.08	0.01		—	—
12-31-08	9.37	(0.00	)*	(3.56)	(3.56)	0.00	*	1.28	—
12-31-07	9.10	(0.01)		1.16	1.15	—		0.88	—
12-31-06	8.55	(0.01)		0.75	0.74	—		0.19	—
Class S2
12-31-10	6.45	(0.00	)*	1.80	1.80	0.00	*	—	—
02-27-09(4)-12-31-09	3.94	0.01		2.51	2.52	0.01		—	—
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-10	45.97	(0.21)		7.69	7.48	0.02		—	—
12-31-09	32.31	(0.10)		13.76	13.66	—		—	—
12-31-08	60.78	(0.04	)•	(24.38)	(24.42)	0.08		3.92	0.05
12-31-07	58.37	0.03	•	5.34	5.37	0.03		2.93	—
12-31-06	51.87	0.05		6.54	6.59	—		0.09	—
Class I
12-31-10	46.65	0.01		7.85	7.86	0.02		—	—
12-31-09	32.68	0.09	•	13.95	14.04	0.07		—	—
12-31-08	61.89	0.26		(24.86)	(24.60)	0.64		3.92	0.05
12-31-07	59.36	0.32		5.45	5.77	0.31		2.93	—
12-31-06	52.62	0.33	•	6.64	6.97	0.14		0.09	—
Class S
12-31-10	46.27	(0.11)		7.78	7.67	0.02		—	—
12-31-09	32.45	(0.01)		13.83	13.82	0.00	*	—	—
12-31-08	61.35	0.07	•	(24.56)	(24.49)	0.44		3.92	0.05
12-31-07	58.85	0.15	•	5.41	5.56	0.13		2.93	—
12-31-06	52.16	0.28	•	6.50	6.78	—		0.09	—
Class S2
12-31-10	45.99	(0.18)		7.72	7.54	0.02		—	—
02-27-09(4)-12-31-09	29.76	(0.05)		16.28	16.23	—		—	—
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-10	10.36	0.13	•	0.70	0.83	0.20		—	—
12-31-09	7.84	0.14		2.38	2.52	—		—	—
12-31-08	13.65	0.23	•	(5.81)	(5.58)	0.23		—	—
12-31-07	12.03	0.18	•	1.68	1.86	0.13		0.11	—
12-20-06(4)-12-31-06	12.09	0.00	*	0.08	0.08	0.13		0.01	—
Class I
12-31-10	10.40	0.19	•	0.70	0.89	0.24		—	—
12-31-09	7.83	0.20	•	2.37	2.57	—		—	—
12-31-08	13.66	0.29	•	(5.85)	(5.56)	0.27		—	—
12-31-07	12.03	0.24	•	1.63	1.87	0.13		0.11	—
01-03-06(4)-12-31-06	10.00	0.27		1.90	2.17	0.13		0.01	—
Class S
12-31-10	10.36	0.17		0.69	0.86	0.22		—	—
12-31-09	7.81	0.14		2.41	2.55	—		—	—
12-31-08	13.63	0.28	•	(5.87)	(5.59)	0.23		—	—
12-31-07	12.01	0.20	•	1.63	1.83	0.10		0.11	—
01-12-06(4)-12-31-06	10.02	0.17	•	1.95	2.12	0.12		0.01	—

					Ratios to average net assets				Supplemental data
	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)		($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-10	0.02		8.60	28.51	0.66	0.66	0.66	0.37	762,608	28
12-31-09	0.02		6.71	46.41	0.66	0.66	0.66	0.48	659,322	27
12-31-08	1.31		4.60	(43.15)	0.66	0.66	0.66	0.26	487,968	28
12-31-07	0.90		9.52	13.39	0.66	0.66	0.66	0.18	995,471	31
12-31-06	0.19		9.22	9.10	0.66	0.66	0.66	0.19	1,067,515	37
Class S
12-31-10	0.00	*	8.45	28.12	0.91	0.91	0.91	0.12	23,701	28
12-31-09	0.01		6.60	46.00	0.91	0.91	0.91	0.25	20,494	27
12-31-08	1.28		4.53	(43.27)	0.91	0.91	0.91	0.03	9,009	28
12-31-07	0.88		9.37	13.01	0.91	0.91	0.91	(0.07)	13,319	31
12-31-06	0.19		9.10	8.97	0.91	0.91	0.91	(0.07)	10,100	37
Class S2
12-31-10	0.00	*	8.25	27.99	1.16	1.06	1.06	(0.03)	6	28
02-27-09(4)-12-31-09	0.01		6.45	63.88	1.16	1.06	1.06	0.09	5	27
ING T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-10	0.02		53.43	16.27	1.25	1.25	1.25	(0.48)	102,242	41
12-31-09	—		45.97	42.28	1.25	1.25	1.25	(0.27)	73,747	64
12-31-08	4.05		32.31	(42.51)	1.25	1.24	1.24	(0.09)	49,551	54
12-31-07	2.96		60.78	9.36	1.25	1.24	1.24	0.05	103,588	58
12-31-06	0.09		58.37	12.73	1.25	1.25	1.25	0.11	105,821	43
Class I
12-31-10	0.02		54.49	16.86	0.75	0.75	0.75	0.02	808,032	41
12-31-09	0.07		46.65	42.96	0.75	0.75	0.75	0.24	758,453	64
12-31-08	4.61		32.68	(42.21)	0.75	0.74	0.74	0.42	745,790	54
12-31-07	3.24		61.89	9.91	0.75	0.74	0.74	0.55	1,442,336	58
12-31-06	0.23		59.36	13.30	0.75	0.75	0.75	0.60	1,271,481	43
Class S
12-31-10	0.02		53.92	16.58	1.00	1.00	1.00	(0.24)	171,878	41
12-31-09	—		46.27	42.60	1.00	1.00	1.00	(0.03)	152,008	64
12-31-08	4.41		32.45	(42.35)	1.00	0.99	0.99	0.15	69,896	54
12-31-07	3.06		61.35	9.62	1.00	0.99	0.99	0.25	101,503	58
12-31-06	0.09		58.85	13.03	1.00	1.00	1.00	0.51	37,306	43
Class S2
12-31-10	0.02		53.51	16.39	1.25	1.15	1.15	(0.37)	5	41
02-27-09(4)-12-31-09	—		45.99	54.54	1.25	1.15	1.15	(0.16)	5	64
ING Templeton Foreign Equity Portfolio
Class ADV
12-31-10	0.20		10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
12-31-09	—		10.36	32.14	1.47	1.47	1.47	1.63	11,334	27
12-31-08	0.23		7.84	(40.88)	1.46	1.47	1.47	2.22	9,418	11
12-31-07	0.24		13.65	15.42	1.49	1.48	1.48	1.40	1	20
12-20-06(4)-12-31-06	0.14		12.03	0.66	1.74	1.48	1.48	0.00 *	1	5
Class I
12-31-10	0.24		11.05	8.87	0.96	0.96	0.96	1.89	401,997	14
12-31-09	—		10.40	32.82	0.97	0.97	0.97	2.42	273,992	27
12-31-08	0.27		7.83	(40.72)	0.96	0.97	0.97	2.77	405,874	11
12-31-07	0.24		13.66	15.50	0.99	0.98	0.98	1.85	46,781	20
01-03-06(4)-12-31-06	0.14		12.03	21.70	1.24	0.98	0.98	2.53	10,991	5
Class S
12-31-10	0.22		11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
12-31-09	—		10.36	32.65	1.22	1.22	1.22	1.81	254,180	27
12-31-08	0.23		7.81	(40.97)	1.21	1.22	1.22	2.56	167,638	11
12-31-07	0.21		13.63	15.23	1.24	1.23	1.23	1.49	131,882	20
01-12-06(4)-12-31-06	0.13		12.01	21.14	1.49	1.23	1.23	1.57	36,200	5
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Templeton Foreign Equity Portfolio (continued)
Class S2
12-31-10	10.37	0.07	•	0.78	0.85	0.21	—	—
02-27-09(4)-12-31-09	6.31	0.14		3.92	4.06	—	—	—
ING Thornburg Value Portfolio
Class ADV
12-31-10	28.55	0.06	•	2.98	3.04	0.41	—	—
12-31-09	19.96	0.34	•	8.42	8.76	0.17	—	—
12-31-08	33.36	0.18		(13.52)	(13.34)	0.06	—	—
12-31-07	31.38	0.18	•	1.93	2.11	0.13	—	—
12-31-06	27.03	0.05	•	4.34	4.39	0.04	—	—
Class I
12-31-10	29.18	0.22	•	3.03	3.25	0.45	—	—
12-31-09	20.38	0.42	•	8.67	9.09	0.29	—	—
12-31-08	34.00	0.32	•	(13.79)	(13.47)	0.15	—	—
12-31-07	31.85	0.28		2.02	2.30	0.15	—	—
12-31-06	27.40	0.15	•	4.44	4.59	0.14	—	—
Class S
12-31-10	29.01	0.14	•	3.02	3.16	0.41	—	—
12-31-09	20.26	0.40	•	8.56	8.96	0.21	—	—
12-31-08	33.75	0.30		(13.76)	(13.46)	0.03	—	—
12-31-07	31.68	0.19	•	2.03	2.22	0.15	—	—
12-31-06	27.24	0.36	•	4.14	4.50	0.06	—	—
Class S2
03-08-10(4)-12-31-10	29.58	0.03	•	2.00	2.03	0.45	—	—
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-10	7.95	0.03		0.98	1.01	0.04	—	—
12-31-09	6.12	0.04		1.86	1.90	0.07	—	—
12-31-08	10.40	0.08		(4.23)	(4.15)	0.13	—	—
12-31-07	10.40	0.06	•	0.01	0.07	0.07	—	—
12-31-06	9.19	0.06	•	1.22	1.28	0.07	—	—
Class I
12-31-10	8.06	0.08		1.00	1.08	0.08	—	—
12-31-09	6.20	0.12		1.85	1.97	0.11	—	—
12-31-08	10.61	0.13	•	(4.32)	(4.19)	0.22	—	—
12-31-07	10.56	0.11		0.02	0.13	0.08	—	—
12-31-06	9.30	0.09		1.25	1.34	0.08	—	—
Class S
12-31-10	8.00	0.06		0.98	1.04	0.06	—	—
12-31-09	6.15	0.06		1.88	1.94	0.09	—	—
12-31-08	10.48	0.10	•	(4.27)	(4.17)	0.16	—	—
12-31-07	10.45	0.08	•	0.02	0.10	0.07	—	—
12-31-06	9.21	0.08	•	1.23	1.31	0.07	—	—
ING Van Kampen Comstock Portfolio
Class ADV
12-31-10	8.92	0.09		1.23	1.32	0.11	—	—
12-31-09	7.09	0.09		1.91	2.00	0.17	—	—
12-31-08	12.34	0.17	•	(4.47)	(4.30)	0.30	0.65	—
12-31-07	13.17	0.17	•	(0.48)	(0.31)	0.16	0.36	—
12-31-06	12.08	0.18	•	1.62	1.80	0.09	0.62	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Templeton Foreign Equity Portfolio (continued)
Class S2
12-31-10	0.21	11.01	8.53	1.46	1.36		1.36		0.69		102	14
02-27-09(4)-12-31-09	—	10.37	64.34	1.47	1.37		1.37		1.93		5	27
ING Thornburg Value Portfolio
Class ADV
12-31-10	0.41	31.18	10.86	1.40	1.40	†	1.40	†	0.22	†	15,361	86
12-31-09	0.17	28.55	43.99	1.40	1.40	†	1.39	†	1.40	†	7,417	100
12-31-08	0.06	19.96	(40.04)	1.40	1.40	†	1.40	†	0.53	†	2,281	77
12-31-07	0.13	33.36	6.73	1.40	1.40		1.40		0.54		4,196	88
12-31-06	0.04	31.38	16.26	1.40	1.40		1.40		0.18		673	171
Class I
12-31-10	0.45	31.98	11.37	0.90	0.90	†	0.90	†	0.76	†	260,671	86
12-31-09	0.29	29.18	44.77	0.90	0.90	†	0.89	†	1.79	†	222,957	100
12-31-08	0.15	20.38	(39.75)	0.90	0.90	†	0.90	†	1.16	†	256,369	77
12-31-07	0.15	34.00	7.24	0.90	0.90		0.90		0.92		216,408	88
12-31-06	0.14	31.85	16.84	0.90	0.90		0.90		0.51		186,115	171
Class S
12-31-10	0.41	31.76	11.13	1.15	1.15	†	1.15	†	0.49	†	18,563	86
12-31-09	0.21	29.01	44.36	1.15	1.15	†	1.14	†	1.68	†	14,251	100
12-31-08	0.03	20.26	(39.90)	1.15	1.15	†	1.15	†	0.78	†	6,604	77
12-31-07	0.15	33.75	7.00	1.15	1.15		1.15		0.56		13,719	88
12-31-06	0.06	31.68	16.57	1.15	1.15		1.15		1.19		6,795	171
Class S2
03-08-10(4)-12-31-10	0.45	31.16	7.09	1.40	1.30	†	1.30	†	0.11	†	3	86
ING UBS U.S. Large Cap Equity Portfolio
Class ADV
12-31-10	0.04	8.92	12.73	1.35	1.35	†	1.34	†	0.39	†	8,693	55
12-31-09	0.07	7.95	31.14	1.35	1.35	†	1.31	†	0.51	†	7,438	73
12-31-08	0.13	6.12	(40.07)	1.35	1.35	†	1.33	†	0.92	†	6,041	65
12-31-07	0.07	10.40	0.65	1.35	1.35		1.34		0.52		10,494	48
12-31-06	0.07	10.40	14.05	1.35	1.35		1.34		0.58		4,033	39
Class I
12-31-10	0.08	9.06	13.44	0.85	0.85	†	0.84	†	0.89	†	148,526	55
12-31-09	0.11	8.06	31.76	0.85	0.85	†	0.81	†	1.08	†	155,093	73
12-31-08	0.22	6.20	(39.76)	0.85	0.85	†	0.83	†	1.43	†	235,657	65
12-31-07	0.08	10.61	1.18	0.85	0.85		0.84		1.02		365,084	48
12-31-06	0.08	10.56	14.51	0.85	0.85		0.84		0.99		355,204	39
Class S
12-31-10	0.06	8.98	13.01	1.10	1.10	†	1.09	†	0.64	†	19,188	55
12-31-09	0.09	8.00	31.56	1.10	1.10	†	1.06	†	0.75	†	19,846	73
12-31-08	0.16	6.15	(40.00)	1.10	1.10	†	1.08	†	1.13	†	19,357	65
12-31-07	0.07	10.48	0.93	1.10	1.10		1.09		0.75		45,303	48
12-31-06	0.07	10.45	14.32	1.10	1.10		1.09		0.79		28,207	39
ING Van Kampen Comstock Portfolio
Class ADV
12-31-10	0.11	10.13	14.81	1.35	1.31	†	1.31	†	0.90	†	17,041	23
12-31-09	0.17	8.92	28.22	1.35	1.31		1.31		1.16		16,306	27
12-31-08	0.95	7.09	(36.64)	1.35	1.31		1.31		1.66		13,778	47
12-31-07	0.52	12.34	(2.51)	1.35	1.34		1.34		1.27		40,111	26
12-31-06	0.71	13.17	15.57	1.38	1.34		1.34		1.42		37,431	27

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital

Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Van Kampen Comstock Portfolio (continued)
Class I
12-31-10	8.97	0.14		1.23	1.37	0.15	—	—
12-31-09	7.12	0.13	•	1.93	2.06	0.21	—	—
12-31-08	12.55	0.23		(4.55)	(4.32)	0.46	0.65	—
12-31-07	13.37	0.24		(0.49)	(0.25)	0.21	0.36	—
12-31-06	12.22	0.24	•	1.66	1.90	0.13	0.62	—
Class S
12-31-10	8.96	0.11		1.24	1.35	0.13	—	—
12-31-09	7.12	0.11		1.92	2.03	0.19	—	—
12-31-08	12.49	0.21		(4.53)	(4.32)	0.40	0.65	—
12-31-07	13.30	0.21		(0.49)	(0.28)	0.17	0.36	—
12-31-06	12.16	0.21	•	1.64	1.85	0.09	0.62	—
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-10	30.64	0.46	•	3.13	3.59	0.48	—	—
12-31-09	25.44	0.44	•	5.17	5.61	0.41	—	—
12-31-08	37.09	0.71	•	(9.08)	(8.37)	1.37	1.91	—
12-31-07	37.82	0.74	•	0.41	1.15	0.78	1.10	—
12-31-06	35.55	0.72	•	3.43	4.15	0.59	1.29	—
Class I
12-31-10	31.03	0.63	•	3.18	3.81	0.62	—	—
12-31-09	25.75	0.59	•	5.25	5.84	0.56	—	—
12-31-08	37.76	1.03		(9.38)	(8.35)	1.75	1.91	—
12-31-07	38.47	0.95	•	0.41	1.36	0.97	1.10	—
12-31-06	36.09	0.92	•	3.48	4.40	0.73	1.29	—
Class S
12-31-10	30.81	0.54	•	3.16	3.70	0.54	—	—
12-31-09	25.58	0.51	•	5.21	5.72	0.49	—	—
12-31-08	37.50	0.79	•	(9.16)	(8.37)	1.64	1.91	—
12-31-07	38.24	0.83	•	0.42	1.25	0.89	1.10	—
12-31-06	35.93	0.82	•	3.47	4.29	0.69	1.29	—
Class S2
12-31-10	30.62	0.50	•	3.12	3.62	0.54	—	—
02-27-09(4)-12-31-09	22.18	0.33		8.58	8.91	0.47	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Van Kampen Comstock Portfolio (continued)
Class I
12-31-10	0.15	10.19	15.38	0.85	0.81	†	0.81	†	1.40	†	49,022	23
12-31-09	0.21	8.97	28.92	0.85	0.81		0.81		1.78		50,240	27
12-31-08	1.11	7.12	(36.36)	0.85	0.81		0.81		2.20		357,863	47
12-31-07	0.57	12.55	(2.04)	0.85	0.84		0.84		1.78		608,951	26
12-31-06	0.75	13.37	16.19	0.88	0.84		0.84		1.91		634,470	27
Class S
12-31-10	0.13	10.18	15.13	1.10	1.06	†	1.06	†	1.15	†	264,791	23
12-31-09	0.19	8.96	28.53	1.10	1.06		1.06		1.42		237,588	27
12-31-08	1.05	7.12	(36.48)	1.10	1.06		1.06		1.95		197,126	47
12-31-07	0.53	12.49	(2.28)	1.10	1.09		1.09		1.52		342,155	26
12-31-06	0.71	13.30	15.86	1.13	1.09		1.09		1.67		358,431	27
ING Van Kampen Equity and Income Portfolio
Class ADV
12-31-10	0.48	33.75	11.77	1.15	1.15	†	1.15	†	1.44	†	14,995	38
12-31-09	0.41	30.64	22.06	1.13	1.13	†	1.12	†	1.66	†	10,735	74
12-31-08	3.28	25.44	(23.76)	1.07	1.07		1.07		2.21		10,334	111
12-31-07	1.88	37.09	3.06	1.07	1.07		1.07		1.92		14,242	89
12-31-06	1.88	37.82	12.12	1.07	1.07		1.07		1.98		18,385	57
Class I
12-31-10	0.62	34.22	12.32	0.65	0.65	†	0.65	†	1.96	†	594,282	38
12-31-09	0.56	31.03	22.69	0.63	0.63	†	0.62	†	2.16	†	572,527	74
12-31-08	3.66	25.75	(23.38)	0.57	0.57		0.57		2.70		516,378	111
12-31-07	2.07	37.76	3.56	0.57	0.57		0.57		2.42		811,810	89
12-31-06	2.02	38.47	12.67	0.57	0.57		0.57		2.49		925,305	57
Class S
12-31-10	0.54	33.97	12.05	0.90	0.90	†	0.90	†	1.71	†	240,865	38
12-31-09	0.49	30.81	22.37	0.88	0.88	†	0.87	†	1.91	†	217,798	74
12-31-08	3.55	25.58	(23.56)	0.82	0.82		0.82		2.49		193,142	111
12-31-07	1.99	37.50	3.29	0.82	0.82		0.82		2.16		133,013	89
12-31-06	1.98	38.24	12.40	0.82	0.82		0.82		2.25		88,409	57
Class S2
12-31-10	0.54	33.70	11.88	1.15	1.05	†	1.05	†	1.61	†	843	38
02-27-09(4)-12-31-09	0.47	30.62	40.18	1.13	1.03	†	1.02	†	1.65	†	4	74

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  Includes impact of interest expense on inverse floating rate securities.

(b)  There was no impact on total return by the affiliate payment.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act" or "Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series (each, a "Portfolio" and collectively, the "Portfolios"), each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser").

The Company currently consists of thirty-six Portfolios of which seventeen diversified Portfolios are included in this report. The Portfolios are: ING American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), ING Baron Small Cap Growth Portfolio ("Baron Small Cap Growth"), ING Columbia Small Cap Value Portfolio ("Columbia Small Cap Value"), ING Davis New York Venture Portfolio ("Davis New York Venture"), ING JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), ING Legg Mason ClearBridge Aggressive Growth Portfolio ("Legg Mason ClearBridge Aggressive Growth"), ING Oppenheimer Global Portfolio ("Oppenheimer Global"), ING Oppenheimer Global Strategic Income Portfolio ("Oppenheimer Global Strategic Income"), ING PIMCO Total Return Portfolio ("PIMCO Total Return"), ING Pioneer High Yield Portfolio ("Pioneer High Yield"), ING T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), ING T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), ING Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), ING Thornburg Value Portfolio ("Thornburg Value"), ING UBS U.S. Large Cap Equity Portfolio ("UBS U.S. Large Cap Equity"), ING Van Kampen Comstock Portfolio ("Van Kampen Comstock"), and ING Van Kampen Equity and Income Portfolio ("Van Kampen Equity and Income").

Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser ("DSL" or the "Investment Adviser") to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios' existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized costs, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments. For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2010, the maximum amount of loss that Oppenheimer Global Strategic Income and PIMCO Total Return would incur if the counterparties to its derivative transactions failed to perform would be $3,142,714 and $11,508,762, respectively, which represents the gross payments to be received by the Portfolio's on open credit default swaps, interest rate swaps, forward foreign currency transactions, and purchased options were they to be unwound as of December 31, 2010. To reduce the amount of potential loss to PIMCO Total Return, various counterparties have posted $5,810,000 in cash collateral and $2,500,000 principal amount in U.S. Treasury Bills as collateral for open OTC transactions.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2010, American Century Small-Mid Cap Value, Oppenheimer Global Strategic Income and PIMCO Total Return had a net liability position of $15,701, $5,265,660 and $5,835,962 on open swaps, forward foreign currency contracts and written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2010, the Portfolio's could have been required to pay this amount in cash to its counterparties. As of December 31, 2010, there was no collateral posted by either Portfolio.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
American Century Small-Mid Cap Value*	$—	$1,661,359
Oppenheimer Global Strategic Income**	123,870,557	110,641,114
PIMCO Total Return**	54,594,402	81,720,188

*    For the year ended December 31, 2010, American Century Small-Mid Cap Value used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2010.

**  For the year ended December 31, 2010, Oppenheimer Global Strategic Income and PIMCO Total Return used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Summary Portfolio of Investments for each respective Portfolio for open forward foreign currency contract at December 31, 2010.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

As of December 31, 2010, Oppenheimer Global Strategic Income has posted $2,733,800 principal value in Federal National Mortgage Association securities and $1,065,000 principal value in U.S. Treasury Bills with their respective broker for open futures contracts. In addition, the Portfolio has segregated $1,564,869 principal value in Federal National Mortgage Association securities with its custodian and is footnoted in the Summary Portfolio of Investments.

As of December 31, 2010, PIMCO Total Return has posted $2,047,000 principal value in U.S. Treasury Bills and $5,000 in cash as collateral with their respective broker for open futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, certain Portfolios have both purchased and sold futures contracts on equity indices, bonds, and notes to increase and decrease exposure to both equity and interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Oppenheimer Global Strategic Income	$92,176,552	$30,435,235
PIMCO Total Return	583,367,573	—

Both Portfolios use futures as part of their duration strategy.

J.  Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2010, Oppenheimer Global Strategic Income had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2010. There were no open written foreign currency options at December 31, 2010.

During the year ended December 31, 2010, Oppenheimer Global Strategic Income had purchased options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy. There were no open purchased options on exchange-traded futures contracts at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2010. There were no open purchased or written foreign currency options at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of their duration strategy and to generate income. Please refer to the Summary Portfolio of Investments for open purchased options on exchange-traded futures contracts and the table following for open written options on exchange-traded futures contracts at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had written swaptions on interest rate swaps to generate income. There were no open interest rate swaptions at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had written swaptions on credit default swap indices "CDX" to generate income. There were no open CDX swaptions at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had written inflation floors to generate income. Please refer to the table following the Summary Portfolio of Investments for open written inflation floors at December 31, 2010.

During the year ended December 31, 2010, PIMCO Total Return had written forward volatility options to generate income. Please refer to the table following the Summary Portfolio of Investments for open written forward volatility options at December 31, 2010.

Please refer to Note 8 for the volume of both purchased and written option activity during the year ended December 31, 2010.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010, for which a Portfolio is seller of protection are disclosed following each Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default swap agreements entered into by a Portfolio for the same referenced entity or entities

For the year ended December 31, 2010, certain Portfolios have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2010, certain Portfolios have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and credit default indices that are either unavailable or considered to be less attractive in the bond market and to hedge against anticipated potential credit events.

For the year ended December 31, 2010, Oppenheimer Global Strategic Income and PIMCO Total Return had average notional amounts of $6,586,000 and $18,800 on credit default swaps to buy protection and average notional amounts of $14,054,360 and $64,857,630 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, Oppenheimer Global Strategic Income and PIMCO Total Return had entered into interest rate swaps in which they pay a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $26,668,767 and $153,946,848, respectively.

For the year ended December 31, 2010, Oppenheimer Global Strategic Income and PIMCO Total Return had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $4,657,530 and $3,460,000, respectively.

Oppenheimer Global Strategic Income and PIMCO Total Return enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following each respective Summary Portfolio of Investments for open interest rate swaps at December 31, 2010.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Certain Portfolios have entered into total return swap contracts which are exposed to the market risk factor of the specific underlying financial instrument, or instruments. As of December 31, 2010, certain Portfolios have entered into total return swaps on various equity indexes to increase exposure to equity risk.

During the year ended December 31, 2010, Oppenheimer Global Strategic Income has entered into total return swaps with an average contract amount of $249,964 on various baskets of securities to increase exposure to equity risk. Oppenheimer Global Strategic Income also entered into a total return swap with an average notional value of $1,496,680.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment's volatility, or size of the movement, rather than general directional increases or decreases in its price. Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Oppenheimer Global Strategic Income has entered into volatility swaps to increase exposure to the volatility risk of foreign exchange risk. These types of volatility swaps require the Portfolio to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

Oppenheimer Global Strategic Income has entered into volatility swaps to decrease exposure to the volatility risk of foreign exchange risk. These types of volatility swaps require the Portfolio to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

During the year ended December 31, 2010, the Portfolio averaged 31,304 contracts.

P.  Structured Products. Oppenheimer Global Strategic Income invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Oppenheimer Global Strategic Income at December 31, 2010.

Q.  Event-Linked Bonds. Oppenheimer Global Strategic Income invests in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the specific trigger event occurs prior to maturity of the event-linked bond, the Portfolio may lose all or a portion of its principal in addition to interest otherwise due from the bond. Event-linked bonds may expose the Portfolio to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Portfolio records the net change in the market value of the bonds on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the event-linked bond. Please refer to the Summary Portfolio of Investments for event-linked bonds held by Oppenheimer Global Strategic Income at December 31, 2010.

R.  Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no sales commitments outstanding at December 31, 2010 for any Portfolio.

S.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
American Century Small-Mid Cap Value	$191,629,507	$143,429,405
Baron Small Cap Growth	131,630,956	150,254,251
Columbia Small Cap Value	124,256,256	152,708,627
Davis New York Venture	67,175,146	99,432,395
Jpmorgan Mid Cap Value	140,581,018	104,278,325
Legg Mason Clearbridge Aggressive Growth	117,278	30,622,747
Oppenheimer Global	232,718,317	367,085,615
Oppenheimer Global Strategic Income	339,147,076	387,021,208
Pimco Total Return	466,946,196	297,867,117
Pioneer High Yield	38,191,386	45,680,095
T. Rowe Price Diversified Midcap Growth	197,435,206	268,040,098
T. Rowe Price Growth Equity	397,249,472	463,788,384
Templeton Foreign Equity	141,849,299	74,809,842
Thornburg Value	275,499,673	246,116,648
UBS U.S. Large Cap Equity	93,118,776	117,588,128
Van Kampen Comstock	69,058,649	81,436,890
Van Kampen Equity and Income	236,324,151	257,137,995

U.S. government securities not included above were as follows:

	Purchases	Sales
Oppenheimer Global Strategic Income	$187,866,301	$167,269,253
Pimco Total Return	5,840,358,834	5,028,791,615
Van Kampen Equity and Income	58,642,409	64,618,616

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio's average daily net assets during the month:

Portfolio	Fee
American Century Small-Mid Cap Value	1.00%
Baron Small Cap Growth(1)	0.85% on the first $2 billion
0.80% on assets over $2 billion
Columbia Small Cap Value	0.75%
Davis New York Venture	0.80%
JPMorgan Mid Cap Value	0.75%
Legg Mason ClearBridge Aggressive Growth	0.70% on the first $500 million
0.65% on assets over $500 million
Oppenheimer Global(1)	0.60% on the first $4 billion
0.58% on the next $4 billion
0.56% on assets over $8 billion
Portfolio	Fee
Oppenheimer Global Strategic Income(1)	0.50% on the first $4 billion
0.475% on the next $1 billion
0.45% on the next $1 billion
0.43% on assets over $6 billion
PIMCO Total Return	0.50%
Pioneer High Yield(1)	0.60% on the first $2 billion
0.50% on the next $1 billion
0.40% on the next $1 billion
0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million
0.75% on assets over $500 million
Thornburg Value	0.65%
UBS U.S. Large Cap Equity	0.70% on the first $500 million
0.65% on assets over $500 million
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

(1) Effective January 1, 2010, the advisory fee breakpoints for purposes of calculating the advisory fee were modified.

DSL has contractually agreed to waive a portion of the advisory fee for American Century Small-Mid Cap Value, Columbia Small Cap Value, Davis New York Venture, PIMCO Total Return, T. Rowe Price Growth Equity(1) and Van Kampen Comstock.

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2010, DSL waived $125,336, $—, $102,718, $105,739, $33,049 and $12,059 for American Century Small-Mid Cap Value, Columbia Small Cap Value, Davis New York Venture, PIMCO Total Return, T. Rowe Price Growth Equity and Van Kampen Comstock, respectively.

These waivers will continue through at least May 1, 2011. There is no guarantee that the waivers will continue after said dates. The waiver only renews at the election of DSL.

(1)  Effective June 1, 2010, DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Growth Equity is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Growth Equity and ING T. Rowe Price Equity Income, which is not in this report, pro rata based on each Portfolio's contribution to the amount saved.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for American Century Small-Mid Cap Value, Baron Small Cap Growth, Columbia Small Cap Value, JPMorgan Mid Cap Value, Legg Mason ClearBridge Aggressive Growth, Oppenheimer Global, Oppenheimer Global Strategic Income, Pioneer High Yield, Thornburg Value, UBS U.S. Large Cap Equity, Van Kampen Comstock and Van Kampen Equity and Income waived $2,126, $22,306, $3,396, $5,948, $309, $10,754, $27,496, $945, $5,736, $1,199, $3,576 and $8,823 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

Oppenheimer Global Strategic Income may invest its assets in Oppenheimer Master Loan Fund. Oppenheimer Global Strategic Income's purchase of shares of Oppenheimer Master Loan Fund will result in Oppenheimer Global Strategic Income paying a proportionate share of the expenses of Oppenheimer Master Loan Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Oppenheimer Master Loan Fund resulting from the Oppenheimer Global Strategic Income's investment into the Oppenheimer Master Loan Fund. For the year ended December 31, 2010, the Investment Adviser waived $58,869 of such management fees. These fees are not subject to recoupment.

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity's purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. DSL will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity's investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2010.

The Company and DSL have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows:

Portfolio	Sub-Adviser
American Century Small-Mid Cap Value	American Century Investment Management, Inc.

Baron Small Cap Growth	BAMCO, Inc.

Columbia Small Cap Value	Columbia Management Investment Advisers, LLC

Davis New York Venture	Davis Selected Advisers, L.P.

JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.

Legg Mason ClearBridge Aggressive Growth	ClearBridge Advisors, LLC

Oppenheimer Global & Oppenheimer Global Strategic Income	Oppenheimer Funds, Inc.

PIMCO Total Return	Pacific Investment Management Company LLC

Pioneer High Yield	Pioneer Investment Management, Inc.

T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

Templeton Foreign Equity	Templeton Investment Counsel, LLC

Thornburg Value	Thornburg Investment Management, Inc.

UBS U.S. Large Cap Equity	UBS Global Asset Management (Americas) Inc.

Van Kampen Comstock & Van Kampen Equity and Income	Invesco Advisers, Inc.

Under an Administrative Services Agreement, ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the following Portfolios' operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each of the following Portfolios a fee at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
Columbia Small Cap Value	0.10%
Pioneer High Yield	0.10%
Templeton Foreign Equity	0.10%

In addition to providing all administrative services necessary for the Portfolios' operations, the administrator also assumes all ordinary recurring direct costs of the Portfolios below, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

Administrator receives a monthly fee from each Portfolio below at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Fee
American Century Small-Mid Cap Value	0.25%
Baron Small Cap Growth	0.23%
Davis New York Venture	0.10%
JPMorgan Mid Cap Value	0.25%
Legg Mason ClearBridge Aggressive Growth	0.13%
Oppenheimer Global	0.06%
Oppenheimer Global Strategic Income	0.04%
PIMCO Total Return	0.25% on the first $250 million
0.10% on next $100 million
0.05% on next $100 million
0.03% on assets over $450 million
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
Thornburg Value	0.25%
UBS U.S. Large Cap Equity	0.15%
Van Kampen Comstock	0.25% on the first $1.1 billion
0.20% on assets over $1.1 billion
Van Kampen Equity and Income	0.10%

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Company has adopted a plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Class ADV and Class S2 shares of each respective Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive all or a portion of the servicing fee for Baron Small Cap Growth so that total net operating expenses do not exceed 1.31% for Class S shares through May 1, 2011.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2010 are shown in the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
American Century Small-Mid Cap Value	$145,807	$39,873	$26,480	$212,160
Baron Small Cap Growth	597,827	161,914	128,802	888,543
Columbia Small Cap Value	145,224	19,370	36,566	201,160
Davis New York Venture	317,413	40,786	72,336	430,535
JPMorgan Mid Cap Value	202,952	67,710	46,762	317,424
Legg Mason ClearBridge Aggressive Growth	233,222	43,312	26,053	302,587
Oppenheimer Global	881,396	88,163	69,341	1,038,900
Oppenheimer Global Strategic Income	215,746	17,349	33,055	266,150
PIMCO Total Return	484,140	83,998	164,901	733,039
Pioneer High Yield	50,765	8,462	566	59,793
T. Rowe Price Diversified Mid Cap Growth	438,834	13,727	18,174	470,735
T. Rowe Price Growth Equity	543,682	137,900	79,124	760,706
Templeton Foreign Equity	477,270	51,247	63,653	592,170
Thornburg Value	164,339	63,215	10,325	237,879
UBS U.S. Large Cap Equity	103,991	22,292	7,738	134,021
Van Kampen Comstock	165,193	69,324	62,511	297,028
Van Kampen Equity and Income	392,509	71,408	56,793	520,710

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2010, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ING Life Insurance and Annuity Company	American Century Small-Mid Cap Value	71.07%
	Baron Small Cap Growth	39.82%
	Davis New York Venture	7.11%
	JPMorgan Mid Cap Value	43.24%
	Legg Mason ClearBridge Aggressive Growth	66.22%
	Oppenheimer Global	79.18%
	Oppenheimer Global Strategic Income	78.69%
	PIMCO Total Return	77.76%
	Pioneer High Yield	40.75%
	T. Rowe Price Diversified Mid Cap Growth	74.46%
	T. Rowe Price Growth Equity	57.15%
	Templeton Foreign Equity	27.97%
	Thornburg Value	63.81%
	UBS U.S. Large Cap Value	75.24%
	Van Kampen Comstock	28.89%
	Van Kampen Equity and Income	70.45%
ING National Trust	American Century Small-Mid Cap Value	25.45%
	Baron Small Cap Growth	9.20%
	JPMorgan Mid Cap Value	9.49%
	Oppenheimer Global	5.63%
	Oppenheimer Global Strategic Income	12.03%
	PIMCO Total Return	17.09%
	T. Rowe Price Growth Equity	15.25%
	Thornburg Value	5.78%
	UBS U.S. Large Cap Value	6.49%
	Van Kampen Comstock	6.89%
ING Solution 2015 Portfolio	Davis New York Venture	5.84%
	Thornburg Value	5.47%
ING Solution 2025 Portfolio	Davis New York Venture	9.06%
	T. Rowe Price Growth Equity	5.19%
	Templeton Foreign Equity	8.18%
	Thornburg Value	8.49%
ING Solution 2035 Portfolio	Columbia Small Cap Value	9.30%
	Davis New York Venture	6.61%
	Templeton Foreign Equity	10.06%
	Thornburg Value	7.23%
ING Solution 2045 Portfolio	Columbia Small Cap Value	5.96%
	Templeton Foreign Equity	6.95%
ING USA Annuity and Life Insurance Company	Baron Small Cap Growth	41.03%
	Columbia Small Cap Value	68.74%
	Davis New York Venture	60.81%
	JPMorgan Mid Cap Value	37.37%
	Legg Mason ClearBridge Aggressive Growth	25.02%
	Oppenheimer Global	7.74%
	T. Rowe Price Growth Equity	10.14%
	Templeton Foreign Equity	37.50%
	Van Kampen Comstock	57.27%
	Van Kampen Equity and Income	24.84%
Subsidiary	Portfolio	Percentage
Reliastar Life Insurance Company	Oppenheimer Global	5.29%
	Pioneer High Yield	31.74%
	T. Rowe Price Diversified Mid Cap Growth	14.07%
	UBS U.S. Large Cap Value	9.41%
Security Life Insurance Company	Columbia Small Cap Value	5.21%
	JPMorgan Mid Cap Value	5.13%
	Pioneer High Yield	27.12%
	T. Rowe Price Diversified Mid Cap Growth	5.73%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Columbia Small Cap Value	1.65%	1.15%	1.40%	1.55%
Pioneer High Yield	1.21%	0.71%	0.96%	N/A
Templeton Foreign Equity	1.48%	0.98%	1.23%	1.38%

The Expense Limitation Agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

Pursuant to a side agreement, DSL implemented expense limits for Van Kampen Comstock through at least May 1, 2011 to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S
Van Kampen Comstock	1.31%	0.81%	1.06%

If, after May 1, 2011, DSL elects not to renew the side agreement, the Portfolio will no longer have an expense limitation. There is no guarantee that this side agreement will continue after this date. The side

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

agreement will only renew if DSL elects to renew it. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

At December 31, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2011	2012	2013	Total
American Century Small-Mid Cap Value	$137,295	$202,907	$344,578	$684,780
Pioneer High Yield	13,292	104,634	33,547	151,473

NOTE 8 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Oppenheimer Global Strategic Income during the year ended December 31, 2010 were as follows:

	USD Notional	EUR Notional	JPY Notional	PLN Notional	Cost
Balance at 12/31/09	10,000,000	21,855,000	—	—	$824,320
Options Purchased	5,260,000	710,000	417,000,000	78,720,000	549,266
Options Terminated in Closing Sell Transactions	—	(21,855,000)	—	—	(815,760)
Options Exercised	—	—	—	—	—
Options Expired	(15,260,000)	(710,000)	(417,000,000)	—	(182,877)
Balance at 12/31/10	—	—	—	78,720,000	$374,949

Transactions in purchased options on exchange-traded futures contracts for Oppenheimer Global Strategic Income during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	—	$—
Options Purchased	983	1,624,216
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(983)	(1,624,216)
Balance at 12/31/10	—	$—

Transactions in written foreign currency options for Oppenheimer Global Strategic Income during the year ended December 31, 2010 were as follows:

	USD Notional	EUR Notional	GBP Notional	JPY Notional	Premiums Received
Balance at 12/31/09	11,200,000	—	—	—	$10,952
Options Written	500,085,000	44,350,000	2,600,000	777,000,000	879,096
Options Terminated in Closing Purchase Transactions	(730,000)	—	—	—	(7,206)
Options Exercised	—	—	—	—	—
Options Expired	(510,555,000)	(44,350,000)	(2,600,000)	(777,000,000)	(882,842)
Balance at 12/31/10	—	—	—	—	$—

Transactions in purchased options on exchange-traded futures contracts for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	Number of Contracts	Cost
Balance at 12/31/09	—	$—
Options Purchased	1,707	17,643
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(800)	(9,707)
Balance at 12/31/10	907	$7,936

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased foreign currency options for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	6,000,000	$255,570
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(6,000,000)	(255,570)
Balance at 12/31/10	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/09	230,600,000	1,400,000	$2,158,234
Options Written	644,200,000	—	4,294,377
Options Terminated in Closing Purchase Transactions	(26,200,000)	—	(136,341)
Options Exercised	(139,700,000)	—	(519,587)
Options Expired	(471,200,000)	(1,400,000)	(3,579,026)
Balance at 12/31/10	237,700,000	—	$2,217,657

Transactions in written swaptions on CDX indices for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	2,000,000	4,100
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(2,000,000)	(4,100)
Balance at 12/31/10	—	$—

Transactions in written inflation floors for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	6,800,000	67,240
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/10	6,800,000	$67,240

Transactions in written forward volatility options for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	42,200,000	$464,543
Options Written	—	—
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/10	42,200,000	$464,543

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/09	688	$342,092
Options Written	3,147	1,060,218
Options Terminated in Closing Purchase Transactions	(252)	(79,614)
Options Exercised	(270)	(102,968)
Options Expired	(3,115)	(1,114,641)
Balance at 12/31/10	198	$105,087

Transactions in written foreign currency options for PIMCO Total Return during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	2,600,000	$20,540
Options Written	8,200,000	75,551
Options Terminated in Closing Purchase Transactions
Options Exercised	(8,200,000)	(75,551)
Options Expired	(2,600,000)	(20,540)
Balance at 12/31/10	—	$—

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
American Century Small-Mid Cap Value
Class ADV
12-31-10	1,396,420	18,111	(206,217)	1,208,314	14,545,558	174,774	(2,109,987)	12,610,345
12-31-09	394,129	14,013	(406,746)	1,396	3,144,178	119,950	(3,240,502)	23,626
Class I
12-31-10	3,266,101	83,428	(912,100)	2,437,429	34,934,441	822,603	(9,663,599)	26,093,445
12-31-09	1,090,518	89,064	(805,727)	373,855	8,955,308	777,526	(6,103,000)	3,629,834
Class S
12-31-10	2,640,237	83,379	(1,824,382)	899,234	27,496,086	817,115	(19,455,397)	8,857,804
12-31-09	1,689,013	82,374	(558,946)	1,212,441	13,214,878	715,006	(4,529,894)	9,399,990
Class S2
12-31-10	28,517	—	(936)	27,581	306,830	—	(10,286)	296,544
02-27-09(1) - 12-31-09	514	—	—	514	3,000	—	—	3,000
Baron Small Cap Growth
Class ADV
12-31-10	901,938	—	(585,808)	316,130	14,361,830	—	(9,308,085)	5,053,745
12-31-09	797,738	—	(498,281)	299,457	10,151,993	—	(5,889,828)	4,262,165
Class I
12-31-10	1,911,265	—	(2,035,614)	(124,349)	32,498,235	—	(33,983,816)	(1,485,581)
12-31-09	3,119,432	—	(2,697,653)	421,779	39,211,553	—	(30,909,876)	8,301,677
Class S
12-31-10	4,427,284	—	(6,045,466)	(1,618,182)	72,301,328	—	(95,472,404)	(23,171,076)
12-31-09	8,724,074	—	(3,902,837)	4,821,237	108,511,754	—	(49,515,469)	58,996,285
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	322	—	—	322	3,000	—	—	3,000
Columbia Small Cap Value
Class ADV
12-31-10	166,932	2,247	(31,726)	137,453	1,507,438	18,339	(279,576)	1,246,201
12-31-09	25,774	399	(27,827)	(1,654)	185,658	3,053	(181,788)	6,923

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Columbia Small Cap Value (continued)
Class I
12-31-10	1,354,637	91,738	(1,607,667)	(161,292)	12,127,309	758,673	(15,038,488)	(2,152,506)
12-31-09	5,287,255	367,862	(33,066,771)	(27,411,654)	32,530,456	2,839,892	(241,148,837)	(205,778,489)
Class S
12-31-10	510,795	236,194	(4,373,988)	(3,626,999)	4,623,934	1,943,880	(39,305,991)	(32,738,177)
12-31-09	4,400,905	258,453	(6,959,765)	(2,300,407)	27,374,906	1,987,504	(50,283,084)	(20,920,674)
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	577	—	—	577	3,000	—	—	3,000
Davis New York Venture
Class ADV
12-31-10	287,594	1,492	(115,548)	173,538	4,543,915	22,413	(1,849,160)	2,717,168
12-31-09	121,777	—	(285,795)	(164,018)	1,636,162	—	(3,570,053)	(1,933,891)
Class I
12-31-10	1,848,390	62,049	(4,203,407)	(2,292,968)	30,371,078	952,452	(69,593,638)	(38,270,108)
12-31-09	2,382,904	85,275	(3,057,783)	(589,604)	29,853,977	1,219,435	(38,863,289)	(7,789,877)
Class S
12-31-10	1,735,252	84,897	(2,382,997)	(562,848)	27,910,031	1,288,733	(37,738,510)	(8,539,746)
12-31-09	3,634,122	121,240	(2,243,216)	1,512,146	46,755,067	1,715,544	(29,307,139)	19,163,472
JPMorgan Mid Cap Value
Class ADV
12-31-10	712,397	10,622	(238,824)	484,195	8,732,450	141,753	(2,908,617)	5,965,586
12-31-09	327,771	34,804	(366,146)	(3,571)	3,164,490	372,212	(3,429,559)	107,143
Class I
12-31-10	1,560,001	83,932	(1,328,171)	315,762	19,354,570	1,148,457	(16,292,736)	4,210,291
12-31-09	1,288,359	244,493	(1,390,069)	142,783	12,330,173	2,668,710	(13,098,883)	1,900,000
Class S
12-31-10	6,223,032	89,791	(3,829,696)	2,483,127	76,508,518	1,215,265	(46,773,717)	30,950,066
12-31-09	3,838,782	270,619	(2,631,920)	1,477,481	35,983,437	2,917,564	(26,786,611)	12,114,390
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	398	—	—	398	3,000	—	—	3,000
Legg Mason ClearBridge Aggressive Growth
Class ADV
12-31-10	71,163	—	(47,296)	23,867	2,814,950	—	(1,821,603)	993,347
12-31-09	72,050	—	(50,901)	21,149	2,285,794	—	(1,674,524)	611,270
Class I
12-31-10	168,170	—	(814,216)	(646,046)	6,992,632	—	(33,436,687)	(26,444,055)
12-31-09	919,073	—	(9,987,337)	(9,068,264)	25,454,683	—	(329,277,174)	(303,822,491)
Class S
12-31-10	119,463	—	(406,673)	(287,210)	4,702,686	—	(16,618,363)	(11,915,677)
12-31-09	63,453	—	(512,854)	(449,401)	2,107,983	—	(16,317,040)	(14,209,057)
Class S2
03-08-10(1) - 12-31-10	75	—	—	75	3,000	—	—	3,000
Oppenheimer Global
Class ADV
12-31-10	1,685,165	73,867	(1,059,767)	699,265	20,405,739	845,780	(12,891,926)	8,359,593
12-31-09	1,152,132	142,585	(1,315,322)	(20,605)	12,171,697	1,502,850	(12,353,228)	1,321,319
Class I
12-31-10	1,763,905	1,917,543	(13,327,518)	(9,646,070)	22,441,764	22,588,655	(165,741,630)	(120,711,211)
12-31-09	2,052,553	4,791,939	(14,584,992)	(7,740,500)	20,500,304	51,896,697	(141,693,730)	(69,296,729)
Class S
12-31-10	1,135,031	215,839	(3,047,501)	(1,696,631)	13,957,824	2,475,668	(36,755,943)	(20,322,451)
12-31-09	1,722,578	596,281	(4,737,063)	(2,418,204)	17,393,048	6,284,797	(46,029,889)	(22,352,044)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Oppenheimer Global (continued)
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	408	—	—	408	3,000	—	—	3,000
Oppenheimer Global Strategic Income
Class ADV
12-31-10	1,159,875	82,852	(527,020)	715,707	12,849,351	928,779	(6,045,269)	7,732,861
12-31-09	487,421	53,204	(463,426)	77,199	4,931,393	550,508	(4,126,489)	1,355,412
Class I
12-31-10	3,757,899	973,037	(3,819,469)	911,467	43,279,872	10,977,055	(42,984,301)	11,272,626
12-31-09	4,271,694	1,323,637	(24,263,487)	(18,668,156)	40,380,177	13,616,424	(227,872,557)	(173,875,956)
Class S
12-31-10	2,754,182	286,102	(4,399,165)	(1,358,881)	31,451,982	3,226,945	(50,574,563)	(15,895,636)
12-31-09	1,885,106	322,662	(2,843,836)	(636,068)	18,287,420	3,333,453	(27,934,097)	(6,313,224)
Class S2
03-08-10(1) - 12-31-10	279	—	—	279	3,000	—	—	3,000
PIMCO Total Return
Class ADV
12-31-10	6,006,717	380,376	(1,654,988)	4,732,105	71,281,320	4,518,872	(19,699,661)	56,100,531
12-31-09	4,800,156	362,184	(1,134,942)	4,027,398	54,259,087	3,994,886	(12,391,672)	45,862,301
Class I
12-31-10	10,278,804	1,507,538	(4,639,438)	7,146,904	124,111,320	18,271,355	(56,505,250)	85,877,425
12-31-09	13,635,753	1,969,882	(2,701,629)	12,904,006	156,677,219	22,082,374	(30,662,588)	148,097,005
Class S
12-31-10	11,438,296	1,255,296	(3,784,958)	8,908,634	137,078,715	15,088,653	(45,460,536)	106,706,832
12-31-09	13,706,052	1,726,768	(2,423,739)	13,009,081	155,610,721	19,236,199	(27,740,199)	147,106,721
Class S2
12-31-10	116,786	1,000	(33,413)	84,373	1,398,182	11,839	(397,451)	1,012,570
02-27-09(1) - 12-31-09	284	—	—	284	3,000	—	—	3,000
Pioneer High Yield
Class ADV
12-31-10	9,759	400	(2,486)	7,673	99,278	4,180	(25,951)	77,507
12-31-09	228,227	12,846	(356,727)	(115,654)	1,774,762	103,323	(3,327,652)	(1,449,567)
Class I
12-31-10	2,088,911	550,259	(3,108,077)	(468,907)	21,686,531	5,723,733	(31,988,737)	(4,578,473)
12-31-09	5,785,109	1,922,664	(41,311,511)	(33,603,738)	43,491,871	14,152,308	(305,942,091)	(248,297,912)
Class S
12-31-10	84,561	15,599	(192,928)	(92,768)	884,719	161,580	(1,980,376)	(934,077)
12-31-09	185,894	27,833	(248,059)	(34,332)	1,520,476	221,212	(2,208,753)	(467,065)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12-31-10	1,061,333	2,528	(981,763)	82,098	7,448,938	16,555	(6,794,250)	671,243
12-31-09	1,580,127	1,255	(1,265,064)	316,318	8,799,096	7,178	(6,631,129)	2,175,145
Class I
12-31-10	2,227,521	240,936	(12,003,854)	(9,535,397)	16,798,421	1,970,693	(85,547,112)	(66,777,998)
12-31-09	2,697,184	365,655	(10,864,344)	(7,801,505)	14,516,087	2,449,529	(58,494,999)	(41,529,383)
Class S
12-31-10	480,466	1,994	(782,508)	(300,048)	3,406,685	13,597	(5,525,877)	(2,105,595)
12-31-09	1,501,967	6,414	(392,147)	1,116,234	7,982,312	41,999	(2,172,085)	5,852,226
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	761	—	—	761	3,000	—	—	3,000
T. Rowe Price Growth Equity
Class ADV
12-31-10	582,797	703	(274,182)	309,318	27,415,126	31,137	(13,126,887)	14,319,376
12-31-09	387,687	—	(316,813)	70,874	14,939,655	—	(12,026,401)	2,913,254

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
T. Rowe Price Growth Equity (continued)
Class I
12-31-10	954,377	6,088	(2,390,396)	(1,429,931)	45,470,812	274,344	(114,665,943)	(68,920,787)
12-31-09	2,322,970	23,754	(8,911,087)	(6,564,363)	86,541,202	1,115,497	(333,985,164)	(246,328,465)
Class S
12-31-10	833,938	1,165	(932,307)	(97,204)	40,813,289	51,974	(42,878,010)	(2,012,747)
12-31-09	1,850,337	203	(719,559)	1,130,981	70,439,283	9,470	(26,731,143)	43,717,610
Class S2
12-31-10	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	101	—	—	101	3,000	—	—	3,000
Templeton Foreign Equity
Class ADV
12-31-10	468,290	23,458	(205,465)	286,283	4,807,487	226,608	(2,049,331)	2,984,764
12-31-09	144,462	—	(251,810)	(107,348)	1,243,789	—	(2,025,621)	(781,832)
Class I
12-31-10	15,810,589	742,177	(6,518,153)	10,034,613	166,257,143	7,199,119	(65,696,451)	107,759,811
12-31-09	12,807,554	—	(38,332,837)	(25,525,283)	117,548,641	—	(371,301,632)	(253,752,991)
Class S
12-31-10	7,396,784	561,312	(7,453,377)	504,719	76,185,878	5,422,278	(73,171,326)	8,436,830
12-31-09	7,298,979	—	(4,237,115)	3,061,864	66,610,193	—	(35,820,665)	30,789,528
Class S2
12-31-10	31,345	—	(22,585)	8,760	310,603	—	(233,343)	77,260
02-27-09(1) - 12-31-09	476	—	(1)	475	3,006	—	(6)	3,000
Thornburg Value
Class ADV
12-31-10	268,869	6,793	(42,720)	232,942	7,786,475	183,003	(1,217,143)	6,752,335
12-31-09	166,110	985	(21,614)	145,481	4,297,065	25,124	(450,897)	3,871,292
Class I
12-31-10	2,809,171	153,054	(2,453,686)	508,539	82,081,301	4,222,751	(73,656,449)	12,647,603
12-31-09	4,362,493	130,831	(9,429,523)	(4,936,199)	105,850,122	3,404,235	(237,367,398)	(128,113,041)
Class S
12-31-10	213,465	9,083	(129,274)	93,274	6,277,036	249,052	(3,859,707)	2,666,381
12-31-09	219,296	2,665	(56,695)	165,266	5,870,600	69,033	(1,304,154)	4,635,479
Class S2
03-08-10(1) - 12-31-10	101	—	—	101	3,000	—	—	3,000
UBS U.S. Large Cap Equity
Class ADV
12-31-10	286,682	4,778	(253,249)	38,211	2,292,505	39,903	(2,067,298)	265,110
12-31-09	173,020	8,739	(233,152)	(51,393)	1,199,718	67,697	(1,515,387)	(247,972)
Class I
12-31-10	1,100,320	151,781	(4,095,285)	(2,843,184)	8,889,048	1,330,636	(33,557,910)	(23,338,226)
12-31-09	8,629,008	258,486	(27,670,542)	(18,783,048)	48,391,574	2,051,531	(178,737,941)	(128,294,836)
Class S
12-31-10	123,580	14,704	(484,459)	(346,175)	1,001,949	126,214	(3,934,980)	(2,806,817)
12-31-09	251,175	28,269	(943,535)	(664,091)	1,650,270	221,412	(5,936,867)	(4,065,185)
Van Kampen Comstock
Class ADV
12-31-10	306,680	18,246	(470,485)	(145,559)	2,827,981	175,261	(4,267,116)	(1,263,874)
12-31-09	452,119	35,135	(602,105)	(114,851)	3,534,732	312,120	(4,826,218)	(979,366)
Class I
12-31-10	328,721	75,512	(1,194,353)	(790,120)	3,044,494	741,072	(10,998,830)	(7,213,264)
12-31-09	5,760,512	202,162	(50,586,981)	(44,624,307)	37,882,745	1,759,042	(383,559,474)	(343,917,687)
Class S
12-31-10	3,764,510	349,684	(4,609,011)	(494,817)	35,380,215	3,403,234	(42,404,980)	(3,621,531)
12-31-09	2,372,617	559,418	(4,098,237)	(1,166,202)	17,764,235	5,001,841	(30,145,478)	(7,379,402)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Van Kampen Equity and Income
Class ADV
12-31-10	189,379	5,909	(101,377)	93,911	5,985,601	195,092	(3,227,620)	2,953,073
12-31-09	96,255	4,706	(156,821)	(55,860)	2,528,958	143,246	(4,228,300)	(1,556,096)
Class I
12-31-10	501,284	317,540	(1,904,712)	(1,085,888)	16,008,586	10,643,886	(60,580,845)	(33,928,373)
12-31-09	284,385	330,873	(2,216,547)	(1,601,289)	7,721,030	10,243,047	(59,375,778)	(41,411,701)
Class S
12-31-10	860,252	113,975	(952,848)	21,379	27,421,353	3,780,796	(30,038,766)	1,163,383
12-31-09	897,870	112,678	(1,492,377)	(481,829)	24,020,178	3,459,054	(41,185,386)	(13,706,154)
Class S2
12-31-10	31,463	423	(7,009)	24,877	971,257	13,893	(217,674)	767,476
02-27-09(1) - 12-31-09	135	—	—	135	3,000	—	—	3,000

(1) Commencement of operations.

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Advisers, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2010:

Portfolio	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Columbia Small Cap Value	2	$600,000	1.45%
Davis New York Venture	12	2,032,083	1.44
JPMorgan Mid Cap Value	4	755,000	1.44
Legg Mason ClearBridge Aggressive Growth	106	586,745	1.44
Oppenheimer Global Strategic Income	6	2,245,000	1.38
PIMCO Total Return	2	4,752,500	1.43
Pioneer High Yield	36	1,721,944	1.44
T. Rowe Price Diversified Mid Cap Growth	7	1,222,525	1.40
T. Rowe Price Growth Equity	3	1,726,667	1.41
Templeton Foreign Equity	12	1,665,000	1.40
Thornburg Value	10	969,000	1.44
UBS U.S. Large Cap Equity	13	760,769	1.42
Van Kampen Comstock	1	1,040,000	1.43

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Portfolio may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Portfolio. Foreign investments may also subject a Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Portfolio investments.

Emerging Markets Risk. Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income. Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries. A number of emerging market countries restrict, to varying degrees, foreign investment in stocks. Repatriation of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CONCENTRATION OF RISKS (continued)

investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR-Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR- Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in BICR-Series B includes the value of the underlying securities held by BICR-Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR-Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR-Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received*
American Century Small-Mid Cap Value	$4,834,113	$4,997,061
JPMorgan Mid Cap Value	5,849,258	6,018,647
Legg Mason ClearBridge Aggressive Growth	5,331,883	5,499,052
Oppenheimer Global	4,579,808	4,815,976
Oppenheimer Global Strategic Income	30,413,826	31,148,871
PIMCO Total Return	50,769,467	51,850,480
T. Rowe Price Diversified Mid Cap Growth	40,465,726	41,455,217
T. Rowe Price Growth Equity	10,345,653	10,585,550
Thornburg Value	8,992,162	9,183,945
UBS U.S. Large Cap Equity	6,868,436	7,080,048
Van Kampen Comstock	20,127,816	20,689,724

* Cash Collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolios' Summary Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments.

At December 31, 2010, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/10*
Commscope, Inc.	$1,000,000	$870
Del Monte Foods Co.	385,000	1,733
Polymer Group, Inc.	250,000	—
	$1,635,000	$2,603

*   Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio's Statement of Assets and Liabilities and Statement of Operations.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
American Century Small-Mid Cap Value	$—	$(160,292)	$160,292
Baron Small Cap Growth	(3,200,563)	2,608,519	592,044
Columbia Small Cap Value	—	(197,491)	197,491
Davis New York Venture	—	2,116,872	(2,116,872)
JPMorgan Mid Cap Value	—	(98,321)	98,321
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Legg Mason ClearBridge Aggressive Growth(1)	$(173,495,258)	$8	$173,495,250
Oppenheimer Global	—	1,545,708	(1,545,708)
Oppenheimer Global Strategic Income	(2,205)	2,746,901	(2,744,696)
PIMCO Total Return	—	8,008,437	(8,008,437)
Pioneer High Yield	—	45,293	(45,293)
T. Rowe Price Diversified Mid Cap Growth	—	(16,771)	16,771
T. Rowe Price Growth Equity	(601,947)	610,124	(8,177)
Templeton Foreign Equity	—	666,553	(666,553)
Thornburg Value(2)	(87,200,741)	(117,504)	87,318,245
UBS U.S. Large Cap Equity(3)	(21,915,614)	282	21,915,332
Van Kampen Comstock	—	1,243	(1,243)
Van Kampen Equity and Income	—	2,344	(2,344)

(1)  $173,495,258 relates to the expiration of capital loss carryforwards.

(2)  $87,200,557 relates to the expiration of capital loss carryforwards.

(3)  $21,915,614 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
American Century Small-Mid Cap Value	$1,814,544	$1,612,563	$—
Columbia Small Cap Value	2,720,959	4,830,510	—
Davis New York Venture	2,263,598	2,934,979	—
JPMorgan Mid Cap Value	2,505,506	2,752,613	3,205,983
Oppenheimer Global	25,910,174	34,288,307	25,396,221
Oppenheimer Global Strategic Income	15,132,879	17,500,385	—
PIMCO Total Return	37,890,843	33,533,236	11,780,452
Pioneer High Yield	5,889,493	14,478,661	—
T. Rowe Price Diversified Mid Cap Growth	2,000,848	2,498,706	—
T. Rowe Price Growth Equity	357,457	1,124,967	—
Templeton Foreign Equity	12,848,107	—	—
Thornburg Value	4,654,851	3,498,392	—
UBS U.S. Large Cap Equity	1,496,753	2,340,640	—
Van Kampen Comstock	4,319,567	7,073,003	—
Van Kampen Equity and Income	14,633,667	13,845,411	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
American Century Small-Mid Cap Value	$2,427,720	$—	$19,083,973	$—	$(34,077)	$(1,186,745)	2017
Baron Small Cap Growth	—	—	298,324,591	—	—	(100,469,299)	2016
						(15,294,592)	2017
						$(115,763,891)
Columbia Small Cap Value	784,083	—	44,124,700	—	—	(372,659)	2016
						(95,750,634)	2017
						$(96,123,293)
Davis New York Venture	4,864,358	—	58,281,915	—	—	(20,459,304)	2016
						(57,895,293)	2017
						$(78,354,597)
JPMorgan Mid Cap Value	522,764	—	52,038,933	(1,796,242)	—	$(25,498,363)	2017
Legg Mason ClearBridge Aggressive Growth	1,102,562	—	97,409,275	—	—	$(659,727)	2018
Oppenheimer Global	23,608,438	—	283,953,883	—	(79,642)	(64,660,749)	2017
						(98,529)	2018
						$(64,759,278)
Oppenheimer Global Strategic Income	33,907,193	—	16,264,220	—	—	$(19,904,872)	2017
PIMCO Total Return	60,657,940	14,063,613	1,137,419	—	—	—
Pioneer High Yield	431,688	—	14,732,706	—	—	(325,965)	2015
						(7,221,768)	2016
						(23,259,623)	2017
						$(30,807,356)*
T. Rowe Price Diversified Mid Cap Growth	875,058	—	151,919,191	—	—	$(8,895,462)	2017
T. Rowe Price Growth Equity	—	—	274,338,654	—	—	(70,044,161)	2016
						(107,754,093)	2017
						$(177,798,254)
Templeton Foreign Equity	10,553,110	—	36,820,058	—	—	(32,605,130)	2016
						(133,709,136)	2017
						$(166,314,266)
Thornburg Value	2,067,409	—	23,338,915	—	—	(43,249,649)	2016
						(26,137,641)	2017
						$(69,387,290)
UBS U.S. Large Cap Equity	280,179	—	26,074,144	—	—	(39,939,281)	2016
						(84,654,342)	2017
						$(124,593,623)
Van Kampen Comstock	567,416	—	28,244,260	—	—	(120,639,599)	2016
						(130,908,420)	2017
						$(251,548,019)
Van Kampen Equity and Income	3,335,536	—	106,731,165	—	—	(36,468,122)	2016
						(31,391,642)	2017
						$(67,859,764)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (UNAUDITED) (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — SUBSEQUENT EVENTS

Effective January 1, 2011, an expense limitation agreement was implemented via a side letter for UBS U.S. Large Cap Equity. Effective January 21, 2011, Oppenheimer Global Strategic Income's name, sub-adviser, investment objective and principal investment strategies were changed. ING Investment Management Co. began managing the Portfolio under an interim sub-advisory agreement and the Portfolio's name changed to "ING Global Bond Portfolio." The Portfolio's principal investment strategy was changed to investing at least 80% of its net assets in bonds of issuers in a number of different countries. Concurrent with these changes, an advisory fee waiver, a revised administrative service fee and an expense limitation agreement were implemented for the Portfolio. Effective January 21, 2011, Legg Mason ClearBridge Aggressive Growth merged into ING Large Cap Growth Portfolio, which is not included in this report.

Subsequent to December 31, 2010, the following Portfolios paid dividends and distributions of:

	Per Share Amount
	Net Investment Income	Long-Term Capital Gains	Payable Date	Record Date
Legg Mason ClearBridge Aggressive Growth
Class ADV	$0.0000	$11.4106	January 21, 2011	January 19, 2011
Class I	$0.1678	$11.4106	January 21, 2011	January 19, 2011
Class S	$0.0594	$11.4106	January 21, 2011	January 19, 2011
Class S2	$0.0495	$11.4106	January 21, 2011	January 19, 2011
Pioneer High Yield
Class ADV	$0.0475	$0.0000	February 1, 2011	Daily
Class I	$0.0526	$0.0000	February 1, 2011	Daily
Class S	$0.0501	$0.0000	February 1, 2011	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 89.1%
	Consumer Discretionary: 10.9%
35,900	@	CEC Entertainment, Inc.	$1,393,997	0.7
99,500		Lowe's Cos., Inc.	2,495,460	1.3
66,000		Staples, Inc.	1,502,820	0.8
		Other Securities	15,800,487	8.1
			21,192,764	10.9
	Consumer Staples: 6.8%
91,678		ConAgra Foods, Inc.	2,070,089	1.1
39,900		CVS Caremark Corp.	1,387,323	0.7
28,000		HJ Heinz Co.	1,384,880	0.7
35,900		Kellogg Co.	1,833,772	1.0
37,823		Kimberly-Clark Corp.	2,384,362	1.2
		Other Securities	4,025,565	2.1
			13,085,991	6.8
	Energy: 8.3%
14,200		Devon Energy Corp.	1,114,842	0.6
42,597		EQT Corp.	1,910,049	1.0
78,700		Imperial Oil Ltd.	3,211,954	1.6
15,300		Murphy Oil Corp.	1,140,615	0.6
		Other Securities	8,738,303	4.5
			16,115,763	8.3
	Financials: 20.6%
22,800		ACE Ltd.	1,419,300	0.7
34,900		Allstate Corp.	1,112,612	0.6
39,500		AON Corp.	1,817,395	0.9
37,136		Comerica, Inc.	1,568,625	0.8
38,401		Commerce Bancshares, Inc.	1,525,672	0.8
87,689		HCC Insurance Holdings, Inc.	2,537,719	1.3
116,700		Hudson City Bancorp., Inc.	1,486,758	0.8
61,876		Marsh & McLennan Cos., Inc.	1,691,690	0.9
49,305		Northern Trust Corp.	2,731,990	1.4
117,378		People's United Financial, Inc.	1,644,466	0.9
27,223		Transatlantic Holdings, Inc.	1,405,251	0.7
26,000		Travelers Cos., Inc.	1,448,460	0.7
		Other Securities	19,473,777	10.1
			39,863,715	20.6
	Health Care: 7.5%
27,401		Beckman Coulter, Inc.	2,061,377	1.1
42,900	@	LifePoint Hospitals, Inc.	1,576,575	0.8
51,300		Patterson Cos., Inc.	1,571,319	0.8
36,100	@	Zimmer Holdings, Inc.	1,937,848	1.0
		Other Securities	7,392,073	3.8
			14,539,192	7.5

Shares			Value	Percent of Net Assets
	Industrials: 15.0%
33,100		Curtiss-Wright Corp.	$1,098,920	0.6
24,842		Hubbell, Inc.	1,493,749	0.8
21,300		ITT Corp.	1,109,943	0.6
37,134		Kaydon Corp.	1,512,096	0.8
115,817		Republic Services, Inc.	3,458,296	1.8
36,900	@	Thomas & Betts Corp.	1,782,270	0.9
32,700		Tyco International Ltd.	1,355,088	0.7
		Other Securities	17,155,817	8.8
			28,966,179	15.0
	Information Technology: 7.4%
115,900		Applied Materials, Inc.	1,628,395	0.9
		Other Securities	12,634,254	6.5
			14,262,649	7.4
	Materials: 4.4%
49,783		Bemis Co.	1,625,913	0.8
17,324		Newmont Mining Corp.	1,064,213	0.6
		Other Securities	5,793,264	3.0
			8,483,390	4.4
	Telecommunication Services: 1.4%
186,200		Qwest Communications International, Inc.	1,416,982	0.7
		Other Securities	1,347,112	0.7
			2,764,094	1.4
	Utilities: 6.8%
32,896		Northeast Utilities	1,048,724	0.5
112,700		NV Energy, Inc.	1,583,435	0.8
31,700		Pacific Gas & Electric Co.	1,516,528	0.8
52,015		Portland General Electric Co.	1,128,726	0.6
67,726		Westar Energy, Inc.	1,703,986	0.9
46,600		Xcel Energy, Inc.	1,097,430	0.5
		Other Securities	5,185,203	2.7
			13,264,032	6.8
		Total Common Stock ( Cost $150,706,333 )	172,537,769	89.1
REAL ESTATE INVESTMENT TRUSTS: 5.4%
	Financials: 5.4%
54,935	L	Government Properties Income Trust	1,471,709	0.8
83,268	L	Piedmont Office Realty Trust, Inc.	1,677,018	0.9
		Other Securities	7,219,672	3.7
		Total Real Estate Investment Trusts ( Cost $8,912,503 )	10,368,399	5.4

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
EXCHANGE-TRADED FUNDS: 2.7%
	Exchange-Traded Funds: 2.7%
9,500		iShares Russell 2000 Index Fund	$743,185
21,200		iShares Russell 2000 Value Index Fund	1,507,108	2.7
67,500		iShares Russell Midcap Value Index Fund	3,038,175
		Total Exchange-Traded Funds ( Cost $4,991,103 )	5,288,468	2.7
PREFERRED STOCK: 1.5%
	Consumer Discretionary: 0.2%
128	#	LodgeNet Interactive Corp.	180,160	0.1
		Other Securities	211,472	0.1
			391,632	0.2
	Consumer Staples: 0.1%
		Other Securities	179,045	0.1
	Financials: 1.2%
29,914		Aspen Insurance Holdings Ltd.	1,643,176	0.8
		Other Securities	762,089	0.4
			2,405,265	1.2
		Total Preferred Stock ( Cost $2,601,133 )	2,975,942	1.5
		Total Long-Term Investments ( Cost $167,211,072 )	191,170,578	98.7
SHORT-TERM INVESTMENTS: 4.5%
	Mutual Funds: 1.9%
3,797,343		Blackrock Liquidity Funds TempFund Portfolio - Class I	3,797,343	1.9
		Total Mutual Funds ( Cost $3,797,343 )	3,797,343	1.9

Shares			Value	Percent of Net Assets
	Securities Lending Collateralcc: 2.6%
4,845,859		BNY Mellon Overnight Government Fund (1)	$4,845,859	2.5
151,202	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	120,962	0.1
		Total Securities Lending Collateral ( Cost $4,997,061 )	4,966,821	2.6
		Total Short-Term Investments ( Cost $8,794,404 )	8,764,164	4.5
		Total Investments in Securities ( Cost $176,005,476 ) *	$199,934,742	103.2
		Other Assets and Liabilities - Net	(6,199,459)	(3.2)
		Net Assets	$193,735,283	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities   aggregated and listed as a single line item.

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $180,851,033.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,391,840
Gross Unrealized Depreciation	(1,308,131)
Net Unrealized Appreciation	$19,083,709

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$172,537,769	$—	$—	$172,537,769
Real Estate Investment Trusts	10,368,399	—	—	10,368,399
Exchange-Traded Funds	5,288,468	—	—	5,288,468
Preferred Stock	275,196	2,700,746	—	2,975,942
Short-Term Investments	8,643,202	—	120,962	8,764,164
Total Investments, at value	$197,113,034	$2,700,746	$120,962	$199,934,742
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(15,701)	$—	$(15,701)
Total Liabilities	$—	$(15,701)	$—	$(15,701)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$120,962	$—	$—	$—	$—	$—	$—	$—	$120,962
Total Investments, at value	$120,962	$—	$—	$—	$—	$—	$—	$—	$120,962

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING American Century Small-Mid Cap Value Portfolio :

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Canadian Dollar CAD 2,553,600	SELL	1/31/11	2,550,985	$2,566,686	$(15,701)
						$(15,701)

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$15,701
Total Liability Derivatives		$15,701

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(58,288)
Total	$(58,288)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(31,593)
Total	$(31,593)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BARON   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 92.4%
	Consumer Discretionary: 26.9%
605,000		Anhanguera Educacional Participacoes SA	$14,578,313	1.7
540,000		Choice Hotels International, Inc.	20,665,802	2.5
325,000		DeVry, Inc.	15,593,500	1.8
575,000	@	Dick's Sporting Goods, Inc.	21,562,500	2.6
672,500	@	LKQ Corp.	15,279,200	1.8
239,000		Morningstar, Inc.	12,686,120	1.5
123,000	@	Panera Bread Co.	12,448,830	1.5
200,000	@	Peet's Coffee & Tea, Inc.	8,348,000	1.0
420,000	@	Penn National Gaming, Inc.	14,763,000	1.8
63,750		Strayer Education, Inc.	9,704,025	1.1
260,000	@	Under Armour, Inc.	14,258,400	1.7
475,000	@	Vail Resorts, Inc.	24,719,000	2.9
		Other Securities	42,170,781	5.0
			226,777,471	26.9
	Consumer Staples: 6.0%
114,000		Church & Dwight Co., Inc.	7,868,280	0.9
215,000		Diamond Foods, Inc.	11,433,700	1.4
655,000	@	Dole Food Co., Inc.	8,849,050	1.0
144,379	@	Ralcorp Holdings, Inc.	9,386,079	1.1
190,000	@	TreeHouse Foods, Inc.	9,707,100	1.2
		Other Securities	3,335,490	0.4
			50,579,699	6.0
	Energy: 11.2%
112,575		CARBO Ceramics, Inc.	11,656,016	1.4
96,933	@	Concho Resources, Inc.	8,498,116	1.0
200,000	@	Core Laboratories NV	17,810,000	2.1
160,000		Helmerich & Payne, Inc.	7,756,800	0.9
115,000	@	SEACOR Holdings, Inc.	11,625,350	1.4
192,500		SM Energy Co.	11,344,025	1.4
400,000		Southern Union Co.	9,628,000	1.1
		Other Securities	16,115,074	1.9
			94,433,381	11.2
	Financials: 7.8%
622,440	@	MSCI, Inc. - Class A	24,250,262	2.9
		Other Securities	41,597,724	4.9
			65,847,986	7.8

Shares			Value	Percent of Net Assets
	Health Care: 13.3%
400,000	@	AMERIGROUP Corp.	$17,568,000	2.1
400,000	@	Community Health Systems, Inc.	14,948,000	1.8
200,000	@	Edwards Lifesciences Corp.	16,168,000	1.9
175,000	@	Gen-Probe, Inc.	10,211,250	1.2
160,000	@	Idexx Laboratories, Inc.	11,075,200	1.3
135,000	@	Mettler Toledo International, Inc.	20,413,350	2.4
		Other Securities	21,859,723	2.6
			112,243,523	13.3
	Industrials: 11.1%
275,000	@	Aecom Technology Corp.	7,691,750	0.9
275,000	@	Copart, Inc.	10,271,250	1.2
504,261	@	Generac Holdings, Inc.	8,153,900	1.0
350,000	@	Genesee & Wyoming, Inc.	18,532,500	2.2
115,000		MSC Industrial Direct Co.	7,439,350	0.9
410,000		Ritchie Brothers Auctioneers, Inc.	9,450,500	1.1
400,000	@	Tetra Tech, Inc.	10,024,000	1.2
		Other Securities	22,261,350	2.6
			93,824,600	11.1
	Information Technology: 11.4%
250,000	@	Ansys, Inc.	13,017,500	1.5
120,000	@	Equinix, Inc.	9,751,200	1.2
85,000		Factset Research Systems, Inc.	7,969,600	0.9
430,000	@	Gartner, Inc.	14,276,000	1.7
230,500		Pegasystems, Inc.	8,443,215	1.0
99,500		Totvs S.A.	10,129,819	1.2
190,000	@	WebMD Health Corp.	9,701,400	1.2
		Other Securities	22,835,302	2.7
			96,124,036	11.4
	Materials: 2.7%
389,977	@	Molycorp, Inc.	19,459,852	2.3
		Other Securities	2,980,142	0.4
			22,439,994	2.7
	Telecommunication Services: 0.8%
		Other Securities	6,213,218	0.8
	Utilities: 1.2%
160,000		ITC Holdings Corp.	9,916,800	1.2
		Total Common Stock ( Cost $488,830,903 )	778,400,708	92.4

See Accompanying Notes to Financial Statements

ING BARON   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
REAL ESTATE INVESTMENT TRUSTS: 3.5%
	Financials: 3.5%
24,300		Alexander's, Inc.	$10,018,404	1.2
490,500		Douglas Emmett, Inc.	8,142,300	0.9
		Other Securities	11,873,600	1.4
		Total Real Estate Investment Trusts ( Cost $21,366,802 )	30,034,304	3.5
		Total Long-Term Investments ( Cost $510,197,705 )	808,435,012	95.9
SHORT-TERM INVESTMENTS: 7.1%
	Mutual Funds: 7.1%
59,409,221		Blackrock Liquidity Funds TempFund Portfolio - Class I	59,409,221	7.1
		Total Short-Term Investments ( Cost $59,409,221 )	59,409,221	7.1
		Total Investments in Securities ( Cost $569,606,926 ) *	$867,844,233	103.0
		Other Assets and Liabilities - Net	(25,112,632)	(3.0)
		Net Assets	$842,731,601	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

*  Cost for federal income tax purposes is $569,520,667.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$300,672,737
Gross Unrealized Depreciation	(2,349,171)
Net Unrealized Appreciation	$298,323,566

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$778,400,708	$—	$—	$778,400,708
Real Estate Investment Trusts	30,034,304	—	—	30,034,304
Short-Term Investments	59,409,221	—	—	59,409,221
Total Investments, at value	$867,844,233	$—	$—	$867,844,233

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 92.0%
	Consumer Discretionary: 10.6%
117,000	@	Dana Holding Corp.	$2,013,570	0.9
136,000	@	Domino's Pizza, Inc.	2,169,200	0.9
78,000	@	Helen of Troy Ltd.	2,319,720	1.0
295,000		Stewart Enterprises, Inc.	1,973,550	0.9
118,000	@	Texas Roadhouse, Inc.	2,026,060	0.9
115,000	@	Tower International, Inc.	2,034,350	0.9
		Other Securities	11,434,025	5.1
			23,970,475	10.6
	Consumer Staples: 2.9%
		Other Securities	6,430,707	2.9
	Energy: 7.3%
230,000	@	ION Geophysical Corp.	1,950,400	0.8
113,000	@	Patriot Coal Corp.	2,188,810	1.0
62,000	@	Swift Energy Co.	2,427,300	1.1
		Other Securities	9,976,060	4.4
			16,542,570	7.3
	Financials: 20.8%
82,000		Community Bank System, Inc.	2,277,140	1.0
75,000		Delphi Financial Group	2,163,000	1.0
40,500		IBERIABANK Corp.	2,394,765	1.1
80,000		Independent Bank Corp.	2,164,000	1.0
205,000	@	MGIC Investment Corp.	2,088,950	0.9
45,000		Platinum Underwriters Holdings Ltd.	2,023,650	0.9
54,000		Prosperity Bancshares, Inc.	2,121,120	0.9
202,000		Sterling Bancorp.	2,114,940	0.9
91,000	@	Texas Capital Bancshares, Inc.	1,935,570	0.8
163,000		Umpqua Holdings Corp.	1,985,340	0.9
		Other Securities	25,620,622	11.4
			46,889,097	20.8
	Health Care: 5.4%
80,500	@	Centene Corp.	2,039,870	0.9
81,000	@	Conmed Corp.	2,140,830	1.0
78,000	@	Healthspring, Inc.	2,069,340	0.9
71,121		Invacare Corp.	2,145,009	1.0
140,000	@	Kindred Healthcare, Inc.	2,571,799	1.1
		Other Securities	1,183,140	0.5
			12,149,988	5.4
	Industrials: 19.9%
106,000	@	ArvinMeritor, Inc.	2,175,120	1.0
35,000	@	Atlas Air Worldwide Holdings, Inc.	1,954,050	0.9
101,000		Deluxe Corp.	2,325,020	1.0
34,000	@	Esterline Technologies Corp.	2,332,060	1.0

Shares			Value	Percent of Net Assets
86,662		IESI-BFC Ltd.	$2,105,887	0.9
84,000		Textainer Group Holdings Ltd.	2,393,160	1.1
110,000	@	Titan Machinery, Inc.	2,123,000	0.9
116,000	@	United Rentals, Inc.	2,639,000	1.2
34,500	@	United Stationers, Inc.	2,201,445	1.0
200,000	@	Wabash National Corp.	2,370,000	1.0
		Other Securities	22,245,456	9.9
			44,864,198	19.9
	Information Technology: 14.6%
118,000	@	Cardtronics, Inc.	2,088,600	0.9
92,000	@	Ciena Corp.	1,936,600	0.9
121,500	@	Cirrus Logic, Inc.	1,941,570	0.9
130,000	@	ELSTER GROUP SE - ADR	2,197,000	1.0
185,000	@	Mentor Graphics Corp.	2,220,000	1.0
58,734	@	Rogers Corp.	2,246,576	1.0
		Other Securities	20,141,117	8.9
			32,771,463	14.6
	Materials: 6.4%
300,000	@	Boise, Inc.	2,379,000	1.0
31,000		Schnitzer Steel Industries, Inc.	2,058,090	0.9
		Other Securities	10,089,290	4.5
			14,526,380	6.4
	Telecommunication Services: 0.5%
		Other Securities	1,036,000	0.5
	Utilities: 3.6%
70,000		Atmos Energy Corp.	2,184,000	1.0
60,000		New Jersey Resources Corp.	2,586,600	1.2
		Other Securities	3,260,160	1.4
			8,030,760	3.6
		Total Common Stock ( Cost $161,563,237 )	207,211,638	92.0
REAL ESTATE INVESTMENT TRUSTS: 8.1%
	Financials: 8.1%
110,000		BioMed Realty Trust, Inc.	2,051,500	0.9
123,000		CBL & Associates Properties, Inc.	2,152,500	1.0
90,000		LaSalle Hotel Properties	2,376,000	1.0
36,000		Mid-America Apartment Communities, Inc.	2,285,640	1.0
255,000		U-Store-It Trust	2,430,150	1.1
		Other Securities	6,981,315	3.1
		Total Real Estate Investment Trusts ( Cost $14,624,673 )	18,277,105	8.1
		Total Long-Term Investments ( Cost $176,187,910 )	225,488,743	100.1

See Accompanying Notes to Financial Statements

ING COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
3,368,174		Blackrock Liquidity Funds TempFund Portfolio - Class I	$3,368,174	1.5
		Total Short-Term Investments ( Cost $3,368,174 )	3,368,174	1.5
		Total Investments in Securities ( Cost $179,556,084 ) *	$228,856,917	101.6
		Other Assets and Liabilities - Net	(3,620,823)	(1.6)
		Net Assets	$225,236,094	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

*  Cost for federal income tax purposes is $184,732,217.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,064,816
Gross Unrealized Depreciation	(6,940,116)
Net Unrealized Appreciation	$44,124,700

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$207,211,638	$—	$—	$207,211,638
Real Estate Investment Trusts	18,277,105	—	—	18,277,105
Short-Term Investments	3,368,174	—	—	3,368,174
Total Investments, at value	$228,856,917	$—	$—	$228,856,917

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.0%
	Consumer Discretionary: 5.7%
183,300	@	Bed Bath & Beyond, Inc.	$9,009,195	1.9
187,499	@	Carmax, Inc.	5,977,468	1.2
149,650		Harley-Davidson, Inc.	5,188,366	1.1
		Other Securities	7,194,787	1.5
			27,369,816	5.7
	Consumer Staples: 16.7%
151,950		Coca-Cola Co.	9,993,752	2.1
287,125		Costco Wholesale Corp.	20,733,296	4.3
484,727		CVS Caremark Corp.	16,853,958	3.5
64,100		Diageo PLC ADR	4,764,553	1.0
123,700		Heineken Holding NV	5,379,646	1.1
90,602		Philip Morris International, Inc.	5,302,935	1.1
116,410		Procter & Gamble Co.	7,488,655	1.6
		Other Securities	9,817,826	2.0
			80,334,621	16.7
	Energy: 15.3%
334,420		Canadian Natural Resources Ltd.	14,854,936	3.1
1,938,500		China Coal Energy Co. - Class H	3,023,708	0.6
194,320		Devon Energy Corp.	15,256,063	3.2
159,200		EOG Resources, Inc.	14,552,472	3.0
186,030		Occidental Petroleum Corp.	18,249,543	3.8
270,000	@	OGX Petroleo e Gas Participacoes S.A.	3,253,012	0.7
44,276	@	Transocean Ltd.	3,077,625	0.7
		Other Securities	1,077,150	0.2
			73,344,509	15.3
	Financials: 27.2%
462,220		American Express Co.	19,838,482	4.1
81,330		Ameriprise Financial, Inc.	4,680,541	1.0
625,090		Bank of New York Mellon Corp.	18,877,718	3.9
94	@	Berkshire Hathaway, Inc. - Class A	11,322,300	2.3
565,000		Hang Lung Group Ltd.	3,712,143	0.8
133,310		Julius Baer Group Ltd.	6,241,981	1.3
365,099		Loews Corp.	14,206,002	3.0
131,700		Moody's Corp.	3,495,318	0.7
550,980		Progressive Corp.	10,947,973	2.3
90,070		Transatlantic Holdings, Inc.	4,649,413	1.0
665,667		Wells Fargo & Co.	20,629,019	4.3
		Other Securities	12,040,942	2.5
			130,641,832	27.2

Shares			Value	Percent of Net Assets
	Health Care: 13.7%
134,568	@	Agilent Technologies, Inc.	$5,575,152	1.2
80,900		Baxter International, Inc.	4,095,158	0.9
51,700		Becton Dickinson & Co.	4,369,684	0.9
181,640	@	Express Scripts, Inc.	9,817,642	2.0
181,700		Johnson & Johnson	11,238,145	2.3
391,615		Merck & Co., Inc.	14,113,805	2.9
506,300		Pfizer, Inc.	8,865,313	1.9
51,400		Roche Holding AG - Genusschein	7,534,872	1.6
			65,609,771	13.7
	Industrials: 5.0%
1,281,598		China Merchants Holdings International Co., Ltd.	5,059,014	1.1
285,250		Iron Mountain, Inc.	7,134,103	1.5
25,157		Kuehne & Nagel International AG	3,500,061	0.7
44,040		Lockheed Martin Corp.	3,078,836	0.6
79,115		Tyco International Ltd.	3,278,526	0.7
		Other Securities	1,794,787	0.4
			23,845,327	5.0
	Information Technology: 5.8%
8,099	@	Google, Inc. - Class A	4,810,563	1.0
93,200		Hewlett-Packard Co.	3,923,720	0.8
213,370		Microsoft Corp.	5,957,290	1.2
302,250		Texas Instruments, Inc.	9,823,125	2.0
		Other Securities	3,596,732	0.8
			28,111,430	5.8
	Materials: 8.2%
98,240		Monsanto Co.	6,841,434	1.4
21,485		Potash Corp. of Saskatchewan	3,326,523	0.7
402,494		Sealed Air Corp.	10,243,472	2.1
298,480	@	Sino-Forest Corp.	6,991,450	1.5
8,100	@,#	SINO-FOREST CORP. 144A	189,730	0.0
		Other Securities	12,023,722	2.5
			39,616,331	8.2
	Telecommunication Services: 0.4%
		Other Securities	2,092,910	0.4
		Total Common Stock ( Cost $408,080,259 )	470,966,547	98.0

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 0.2%
	Materials: 0.2%
$649,000	#	Sino-Forest Corp., 5.000%, due 08/01/13	$873,716	0.2
		Total Corporate Bonds/Notes ( Cost $649,000 )	873,716	0.2
		Total Long-Term Investments ( Cost $408,729,259 )	471,840,263	98.2
SHORT-TERM INVESTMENTS: 2.2%
	Commercial Paper: 2.2%
10,555,000		Societe Generale, 0.110%, due 01/03/11	10,554,903	2.2
		Total Short-Term Investments ( Cost $10,554,903 )	10,554,903	2.2
		Total Investments in Securities ( Cost $419,284,162 ) *	$482,395,166	100.4
		Other Assets and Liabilities - Net	(1,859,270)	(0.4)
		Net Assets	$480,535,896	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $424,118,744.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$71,115,857
Gross Unrealized Depreciation	(12,839,435)
Net Unrealized Appreciation	$58,276,422

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$27,369,761	$—	$55	$27,369,816
Consumer Staples	72,154,675	8,179,946	—	80,334,621
Energy	70,320,801	3,023,708	—	73,344,509
Financials	119,446,160	11,195,672	—	130,641,832
Health Care	58,074,899	7,534,872	—	65,609,771
Industrials	14,010,834	9,834,493	—	23,845,327
Information Technology	28,111,430	—	—	28,111,430
Materials	34,053,803	5,562,528	—	39,616,331
Telecommunication Services	2,092,910	—	—	2,092,910
Total Common Stock	425,635,273	45,331,219	55	470,966,547
Corporate Bonds/Notes	—	873,716	—	873,716
Short-Term Investments	—	10,554,903	—	10,554,903
Total Investments, at value	$425,635,273	$56,759,838	$55	$482,395,166

See Accompanying Notes to Financial Statements

ING DAVIS   SUMMARY PORTFOLIO OF INVESTMENTS
NEW YORK VENTURE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Common Stock	$55	$—	$—	$—	$—	$—	$—	$—	$55
Total Investments, at value	$55	$—	$—	$—	$—	$—	$—	$—	$55

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 92.8%
	Consumer Discretionary: 18.4%
76,500	@	Bed Bath & Beyond, Inc.	$3,759,975	1.2
151,300	@	Dish Network Corp.	2,974,558	0.9
70,400		Fortune Brands, Inc.	4,241,600	1.3
290,400		Gap, Inc.	6,429,454	2.0
59,100		Genuine Parts Co.	3,034,194	0.9
127,500		Macy's, Inc.	3,225,750	1.0
47,700		Tiffany & Co.	2,970,279	0.9
76,700		TJX Cos., Inc.	3,404,713	1.0
		Other Securities	29,944,088	9.2
			59,984,611	18.4
	Consumer Staples: 5.6%
72,900		JM Smucker Co.	4,785,885	1.5
177,700		Safeway, Inc.	3,996,473	1.2
		Other Securities	9,336,653	2.9
			18,119,011	5.6
	Energy: 8.6%
65,000		Devon Energy Corp.	5,103,150	1.6
209,281		El Paso Corp.	2,879,707	0.9
86,200		EQT Corp.	3,865,208	1.2
52,200	@	Newfield Exploration Co.	3,764,142	1.1
89,600		Teekay Shipping Corp.	2,963,968	0.9
212,697		Williams Cos., Inc.	5,257,870	1.6
		Other Securities	4,339,191	1.3
			28,173,236	8.6
	Financials: 20.7%
58,500		Ameriprise Financial, Inc.	3,366,675	1.0
124,361		Cincinnati Financial Corp.	3,941,000	1.2
157,200		Loews Corp.	6,116,652	1.9
42,161		M&T Bank Corp.	3,670,115	1.1
309,850		Old Republic International Corp.	4,223,256	1.3
98,300		SunTrust Bank	2,900,833	0.9
51,000		T. Rowe Price Group, Inc.	3,291,540	1.0
84,400		Transatlantic Holdings, Inc.	4,356,728	1.4
144,400		WR Berkley Corp.	3,953,672	1.2
		Other Securities	31,746,890	9.7
			67,567,361	20.7
	Health Care: 6.0%
62,500		Becton Dickinson & Co.	5,282,500	1.6
175,700		Lincare Holdings, Inc.	4,714,031	1.4
		Other Securities	9,731,530	3.0
			19,728,061	6.0

Shares			Value	Percent of Net Assets
	Industrials: 8.8%
73,500		Carlisle Cos., Inc.	$2,920,890	0.9
195,817		Republic Services, Inc.	5,847,096	1.8
39,300		Roper Industries, Inc.	3,003,699	0.9
66,041		Snap-On, Inc.	3,736,600	1.1
		Other Securities	13,231,544	4.1
			28,739,829	8.8
	Information Technology: 5.4%
110,100		Jack Henry & Associates, Inc.	3,209,415	1.0
118,700	@	Synopsys, Inc.	3,194,217	1.0
163,800		Tyco Electronics Ltd.	5,798,520	1.7
		Other Securities	5,491,076	1.7
			17,693,228	5.4
	Materials: 6.6%
70,508		Albemarle Corp.	3,932,936	1.2
70,700		Ball Corp.	4,811,135	1.5
46,800		PPG Industries, Inc.	3,934,476	1.2
45,000		Sherwin-Williams Co.	3,768,750	1.2
50,800		Sigma-Aldrich Corp.	3,381,248	1.0
		Other Securities	1,596,920	0.5
			21,425,465	6.6
	Telecommunication Services: 2.3%
73,800	L	CenturyTel, Inc.	3,407,346	1.0
		Other Securities	4,151,829	1.3
			7,559,175	2.3
	Utilities: 10.4%
277,100		CMS Energy Corp.	5,154,060	1.6
110,800		Energen Corp.	5,347,208	1.6
73,700		NSTAR	3,109,403	0.9
72,300		Oneok, Inc.	4,010,481	1.2
152,000		Westar Energy, Inc.	3,824,320	1.2
65,600		Wisconsin Energy Corp.	3,861,216	1.2
189,400		Xcel Energy, Inc.	4,460,370	1.4
		Other Securities	4,174,818	1.3
			33,941,876	10.4
		Total Common Stock ( Cost $245,350,387 )	302,931,853	92.8
REAL ESTATE INVESTMENT TRUSTS: 3.3%
	Financials: 3.3%
72,600		Regency Centers Corp.	3,066,624	0.9
37,276		Vornado Realty Trust	3,106,209	1.0
		Other Securities	4,456,231	1.4
		Total Real Estate Investment Trusts ( Cost $8,733,853 )	10,629,064	3.3
		Total Long-Term Investments ( Cost $254,084,240 )	313,560,917	96.1

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Mutual Funds: 4.2%
13,717,697		Blackrock Liquidity Funds TempFund Portfolio - Class I	$13,717,697	4.2
		Total Mutual Funds ( Cost $13,717,697 )	13,717,697	4.2
	Securities Lending Collateralcc: 1.8%
5,452,732		BNY Mellon Overnight Government Fund (1)	5,452,732	1.7
565,915	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	452,732	0.1
		Total Securities Lending Collateral ( Cost $6,018,647 )	5,905,464	1.8
		Total Short-Term Investments ( Cost $19,736,344 )	19,623,161	6.0
		Total Investments in Securities ( Cost $273,820,584 ) *	$333,184,078	102.1
		Other Assets and Liabilities - Net	(6,895,633)	(2.1)
		Net Assets	$326,288,445	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $281,145,145.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,975,859
Gross Unrealized Depreciation	(9,936,926)
Net Unrealized Appreciation	$52,038,933

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$302,931,853	$—	$—	$302,931,853
Real Estate Investment Trusts	10,629,064	—	—	10,629,064
Short-Term Investments	19,170,429	—	452,732	19,623,161
Total Investments, at value	$332,731,346	$—	$452,732	$333,184,078

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$452,732	$—	$—	$—	$—	$—	$—	$—	$452,732
Total Investments, at value	$452,732	$—	$—	$—	$—	$—	$—	$—	$452,732

See Accompanying Notes to Financial Statements

ING JPMORGAN  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING LEGG MASON CLEARBRIDGE  SUMMARY PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 100.8%
	Consumer Discretionary: 20.1%
646,000		Cablevision Systems Corp.	$21,860,640	5.5
68,235		CBS Corp. - Class B	1,299,877	0.3
184,500	@	Charming Shoppes, Inc.	654,975	0.2
143,090		Comcast Corp. - Class A	3,143,687	5.3
851,635		Comcast Corp. - Special Class A	17,722,524
157,148	@	DIRECTV	6,274,920	1.6
62,205	@	Discovery Communications, Inc. - Class A	2,593,949	0.7
62,205	@	Discovery Communications, Inc. - Class C	2,282,301	0.6
53,146	@,L	Liberty Global, Inc.	1,880,305	0.5
53,003	@	Liberty Global, Inc. - Series C	1,796,272	0.4
66,735	@,L	Liberty Media Corp. - Capital Shares A	4,174,942	1.1
358,315	@	Liberty Media Corp. - Interactive - Class A	5,650,628	1.4
28,710	@	Liberty Media Corp. - Starz	1,908,641	0.5
167,750	@	Madison Square Garden, Inc.	4,324,595	1.1
61,295		Viacom - Class B	2,427,895	0.6
74,460	L	World Wrestling Entertainment, Inc.	1,060,310	0.3
		Other Securities	202,327	0.0
			79,258,788	20.1
	Energy: 18.8%
437,095		Anadarko Petroleum Corp.	33,289,155	8.4
149,919		National Oilwell Varco, Inc.	10,082,053	2.6
1,354,430	@	Weatherford International Ltd.	30,881,003	7.8
			74,252,211	18.8
	Financials: 0.8%
100,750	L	Cohen & Steers, Inc.	2,629,575	0.7
1,646		Goldman Sachs Group, Inc.	276,791	0.1
			2,906,366	0.8
	Health Care: 35.9%
79,830	@	Alkermes, Inc.	980,312	0.2
379,420	@	Amgen, Inc.	20,830,158	5.3
445,390	@	Biogen Idec, Inc.	29,863,400	7.5
212,520	@	BioMimetic Therapeutics, Inc.	2,699,004	0.7
235,748		Covidien PLC	10,764,254	2.7

Shares			Value	Percent of Net Assets
526,504	@	Forest Laboratories, Inc.	$16,837,598	4.3
346,000	@	Genzyme Corp.	24,635,200	6.2
70,540	@,L	Isis Pharmaceuticals, Inc.	713,865	0.2
51,392		Teva Pharmaceutical Industries Ltd. ADR	2,679,065	0.7
666,190		UnitedHealth Group, Inc.	24,056,121	6.1
128,813		Valeant Pharmaceuticals International, Inc.	3,644,120	0.9
124,160	@,L	Vertex Pharmaceuticals, Inc.	4,349,325	1.1
			142,052,422	35.9
	Industrials: 7.5%
17,870		Fluor Corp.	1,184,066	0.3
120,370		L-3 Communications Holdings, Inc.	8,484,881	2.1
192,420		Pall Corp.	9,540,184	2.4
252,588		Tyco International Ltd.	10,467,247	2.7
			29,676,378	7.5
	Information Technology: 15.9%
73,870	@	Advent Software, Inc.	4,278,550	1.1
87,217	@	Arris Group, Inc.	978,575	0.3
116,970	@	Autodesk, Inc.	4,468,254	1.1
291,320		Broadcom Corp.	12,686,986	3.2
84,200	@,L	Cree, Inc.	5,547,938	1.4
19,190	@	Dolby Laboratories, Inc.	1,279,973	0.3
52,890	@	DSP Group, Inc.	430,525	0.1
192,240		Intel Corp.	4,042,807	1.0
203,160	L	Nokia OYJ ADR	2,096,611	0.5
259,300	@	Sandisk Corp.	12,928,698	3.3
352,356	@	Seagate Technology, Inc.	5,295,911	1.3
252,558		Tyco Electronics Ltd.	8,940,553	2.3
			62,975,381	15.9
	Materials: 1.8%
47,460		Freeport-McMoRan Copper & Gold, Inc.	5,699,471	1.4
33,480		Nucor Corp.	1,467,094	0.4
			7,166,565	1.8
		Total Common Stock ( Cost $300,822,266 )	398,288,111	100.8
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 0.0%
206,384		Blackrock Liquidity Funds TempFund Portfolio - Class I	206,384	0.0
		Total Mutual Funds ( Cost $206,384 )	206,384	0.0

See Accompanying Notes to Financial Statements

ING LEGG MASON CLEARBRIDGE  SUMMARY PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
	Securities Lending Collateralcc: 1.4%
5,344,424		BNY Mellon Overnight Government Fund (1)	$5,344,424	1.4
154,628	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	123,702	0.0
		Total Securities Lending Collateral ( Cost $5,499,052 )	5,468,126	1.4
		Total Short-Term Investments ( Cost $5,705,436 )	5,674,510	1.4
		Total Investments in Securities ( Cost $306,527,702 ) *	$403,962,621	102.2
		Other Assets and Liabilities - Net	(8,581,934)	(2.2)
		Net Assets	$395,380,687	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $306,553,346.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$112,372,948
Gross Unrealized Depreciation	(14,963,673)
Net Unrealized Appreciation	$97,409,275

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$398,288,111	$—	$—	$398,288,111
Short-Term Investments	5,550,808	—	123,702	5,674,510
Total Investments, at value	$403,838,919	$—	$123,702	$403,962,621

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$123,702	$—	$—	$—	$—	$—	$—	$—	$123,702
Total Investments, at value	$123,702	$—	$—	$—	$—	$—	$—	$—	$123,702

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 99.0%
	Bermuda: 0.9%
		Other Securities	$16,304,122	0.9
	Brazil: 2.0%
576,000		Cia de Bebidas das Americas ADR	17,873,280	1.0
		Other Securities	16,237,914	1.0
			34,111,194	2.0
	Finland: 0.9%
		Other Securities	14,810,252	0.9
	France: 5.0%
198,848		LVMH Moet Hennessy Louis Vuitton S.A.	32,751,197	1.9
256,414		Technip S.A.	23,701,247	1.4
362,784		Total S.A.	19,322,793	1.1
		Other Securities	10,777,294	0.6
			86,552,531	5.0
	Germany: 9.0%
191,160		Allianz AG	22,712,809	1.3
435,474		Bayerische Motoren Werke AG - Preference Shares	22,390,418	1.5
47,078		Bayerische Motoren Werke AG	3,709,136
568,907		SAP AG	29,015,773	1.7
413,269		Siemens AG	51,193,549	2.9
		Other Securities	27,750,320	1.6
			156,772,005	9.0
	India: 2.2%
390,980		Infosys Technologies Ltd.	30,066,853	1.7
		Other Securities	8,727,897	0.5
			38,794,750	2.2
	Italy: 2.2%
		Other Securities	38,696,215	2.2
	Japan: 11.6%
12,876		Dai-ichi Life Insurance Co., Ltd.	20,838,159	1.2
59,483		Keyence Corp.	17,162,932	1.0
330,900		Murata Manufacturing Co., Ltd.	23,098,684	1.3
798,100		Sony Corp.	28,543,772	1.6
		Other Securities	112,127,943	6.5
			201,771,490	11.6

Shares			Value	Percent of Net Assets
	Mexico: 3.6%
4,212,921	@	Fomento Economico Mexicano SA de CV ADR	$23,554,834	1.3
850,014	@	Grupo Televisa S.A. ADR	22,040,863	1.3
		Other Securities	17,509,165	1.0
			63,104,862	3.6
	Netherlands: 3.2%
866,273	@	European Aeronautic Defence and Space Co. NV	20,214,518	1.2
725,377		Koninklijke Philips Electronics NV	22,238,124	1.3
		Other Securities	12,229,202	0.7
			54,681,844	3.2
	South Korea: 0.2%
		Other Securities	3,539,873	0.2
	Spain: 2.3%
1,700,880	L	Banco Bilbao Vizcaya Argentaria S.A.	17,334,143	1.0
298,695		Inditex S.A.	22,358,379	1.3
			39,692,522	2.3
	Sweden: 6.7%
981,154		Assa Abloy AB	27,677,063	1.6
882,350		Investor AB	18,880,740	1.1
6,067,604		Telefonaktiebolaget LM Ericsson	70,316,357	4.0
			116,874,160	6.7
	Switzerland: 5.1%
923,954		Credit Suisse Group	37,212,191	2.2
325,327		Nestle S.A.	19,058,850	1.1
1,306,969	@	UBS AG - Reg	21,458,682	1.2
		Other Securities	10,281,434	0.6
			88,011,157	5.1
	Taiwan: 1.9%
8,251,111		Taiwan Semiconductor Manufacturing Co., Ltd.	20,085,678	1.1
		Other Securities	13,667,669	0.8
			33,753,347	1.9
	United Kingdom: 5.1%
2,180,698		HSBC Holdings PLC	22,268,137	1.3
1,761,116		Prudential PLC	18,398,709	1.1
703,167		Unilever PLC	21,598,558	1.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
	United Kingdom (continued)
6,640,676		Vodafone Group PLC	$17,432,696	1.0
		Other Securities	8,269,519	0.5
			87,967,619	5.1
	United States: 37.1%
265,390		3M Co.	22,903,157	1.3
673,683	@	Adobe Systems, Inc.	20,735,963	1.2
633,200		Aetna, Inc.	19,318,932	1.1
950,480		Altera Corp.	33,818,078	2.0
678,440		Carnival Corp.	31,282,868	1.8
297,810		Colgate-Palmolive Co.	23,934,990	1.4
1,567,570	@	eBay, Inc.	43,625,473	2.5
111,030		Goldman Sachs Group, Inc.	18,670,805	1.1
644,680	@	Intuit, Inc.	31,782,724	1.8
984,490	@	Juniper Networks, Inc.	36,347,371	2.1
884,290		Maxim Integrated Products	20,886,930	1.2
356,090		McDonald's Corp.	27,333,468	1.6
1,059,250		Microsoft Corp.	29,574,260	1.7
524,710		Tiffany & Co.	32,673,692	1.9
295,779	@	Transocean Ltd.	20,559,598	1.2
388,060		Wal-Mart Stores, Inc.	20,928,076	1.2
734,950		Walt Disney Co.	27,567,975	1.6
379,300	@	WellPoint, Inc.	21,566,998	1.2
332,780	@	Zimmer Holdings, Inc.	17,863,630	1.0
		Other Securities	141,922,887	8.2
			643,297,875	37.1
		Total Common Stock ( Cost $1,409,635,562 )	1,718,735,818	99.0
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.2%
20,605,696		Blackrock Liquidity Funds TempFund Portfolio - Class I	20,605,696	1.2
		Total Mutual Funds ( Cost $20,605,696 )	20,605,696	1.2

Shares			Value	Percent of Net Assets
	Securities Lending Collateralcc: 0.2%
995,126		BNY Mellon Overnight Government Fund (1)	$995,126	0.0
3,820,850	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	3,056,680	0.2
		Total Securities Lending Collateral ( Cost $4,815,976 )	4,051,806	0.2
		Total Short-Term Investments ( Cost $25,421,672 )	24,657,502	1.4
		Total Investments in Securities ( Cost $1,435,057,234 ) *	$1,743,393,320	100.4
		Other Assets and Liabilities - Net	(7,505,045)	(0.4)
		Net Assets	$1,735,888,275	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $1,459,603,876.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$352,596,323
Gross Unrealized Depreciation	(68,806,879)
Net Unrealized Appreciation	$283,789,444
Industry	Percentage of Net Assets
Consumer Discretionary	17.4%
Consumer Staples	8.3
Energy	3.7
Financials	16.4
Health Care	7.2
Industrials	14.1
Information Technology	28.2
Materials	0.7
Telecommunication Services	2.2
Utilities	0.8
Short-Term Investments	1.4
Other Assets and Liabilities - Net	(0.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Bermuda	$16,304,122	$—	$—	$16,304,122
Brazil	34,111,194	—	—	34,111,194
Finland	—	14,810,252	—	14,810,252
France	—	86,552,531	—	86,552,531
Germany	—	156,772,005	—	156,772,005
India	189,326	38,605,424	—	38,794,750
Italy	—	38,696,215	—	38,696,215
Japan	—	201,771,490	—	201,771,490
Mexico	63,104,862	—	—	63,104,862
Netherlands	—	54,681,844	—	54,681,844
South Korea	3,539,873	—	—	3,539,873
Spain	—	39,692,522	—	39,692,522
Sweden	—	116,874,160	—	116,874,160
Switzerland	—	88,011,157	—	88,011,157
Taiwan	—	33,753,347	—	33,753,347
United Kingdom	—	87,967,619	—	87,967,619
United States	643,297,875	—	—	643,297,875
Total Common Stock	760,547,252	958,188,566	—	1,718,735,818
Short-Term Investments	21,600,822	—	3,056,680	24,657,502
Total Investments, at value	$782,148,074	$958,188,566	$3,056,680	$1,743,393,320

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$3,056,680	$—	$—	$—	$—	$—	$—	$—	$3,056,680
Total Investments, at value	$3,056,680	$—	$—	$—	$—	$—	$—	$—	$3,056,680

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 34.7%
	Consumer Discretionary: 5.2%
$560,000	#,S	Affinion Group Holdings, Inc., 11.625%, due 11/15/15	$583,800	0.1
3,295,000	L	Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18	3,023,163	0.6
730,000	#,S	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	766,500	0.2
3,050,000	#,L	Eastman Kodak Co., 9.750%, due 03/01/18	3,126,250	0.6
190,000	#	Entravision Communications Corp., 8.750%, due 08/01/17	201,400	0.0
685,000	#	Equinox Holdings, Inc., 9.500%, due 02/01/16	726,956	0.2
220,000	#,S	Grupo Posadas S.A.B de CV, 9.250%, due 01/15/15	203,500	0.0
335,000	#	inVentiv Health, Inc., 10.000%, due 08/15/18	336,675	0.1
825,000	#,±,S	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	112,406	0.0
780,000	#,L,S	Mohegan Tribal Gaming Authority, 11.500%, due 11/01/17	723,450	0.5
2,020,000	L,S	Mohegan Tribal Gaming Authority, 6.125%-8.000%, due 04/01/12- 02/15/13	1,692,525
495,000	#	Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, due 04/15/17	528,413	0.1
85,500	&,#	Radio One, Inc., 12.500%, due 05/24/16	84,218	0.0

Principal Amount			Value	Percent of Net Assets
$460,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18	$477,250	0.1
1,670,000	#,S	TL Acquisitions, Inc., 10.500%, due 01/15/15	1,732,625	0.3
185,000	#	Visant Corp., 10.000%, due 10/01/17	197,025	0.0
700,000	#	Wallace Theater Holdings, Inc., 12.500%, due 06/15/13	715,750	0.1
		Other Securities (a)	11,539,855	2.3
			26,771,761	5.2
	Consumer Staples: 1.6%
920,000	#,S	Altegrity, Inc., 10.500%, due 11/01/15	948,750	0.2
1,160,000	#,S	American Seafoods Group LLC/American Seafoods Finance, Inc., 10.750%, due 05/15/16	1,241,200	0.2
1,304,783	&,#,S	ASG Consolidated LLC/ASG Finance, Inc., 15.000%, due 05/15/17	1,259,116	0.3
290,000	#,S	Ashtead Capital, Inc., 9.000%, due 08/15/16	303,775	0.1
1,675,000	#,L	Hertz Corp., 7.500%, due 10/15/18	1,746,188	0.3
320,000	#	MHP S.A., 10.250%, due 04/29/15	338,816	0.1
125,000	#,S	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	141,250	0.0
775,000	#	Southern States Cooperative, Inc., 11.250%, due 05/15/15	825,375	0.2
190,000	#	Trans Union LLC/ TransUnion Financing Corp., 11.375%, due 06/15/18	217,550	0.0
		Other Securities	1,245,135	0.2
			8,267,155	1.6

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Energy: 6.2%
$420,000	#,S	Adaro Indonesia PT, 7.625%, due 10/22/19	$460,950	0.1
300,000	#,L	Alliance Oil Co., Ltd., 9.875%, due 03/11/15	316,860	0.0
1,395,000	S	Atlas Energy Operating Co., LLC / Atlas Energy Finance Corp., 10.750%, due 02/01/18	1,710,619	0.3
2,330,000	#,L,S	ATP Oil & Gas Corp., 11.875%, due 05/01/15	2,213,500	0.4
870,000	#,S	BreitBurn Energy Partners L.P., 8.625%, due 10/15/20	878,700	0.2
835,000	#,L,S	Chaparral Energy, Inc., 9.875%, due 10/01/20	885,100	0.2
170,000	#	Empresa Nacional del Petroleo, 5.250%, due 08/10/20	170,589	0.0
1,625,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17	1,738,750	0.3
550,000	#	Gaz Capital for Gazprom, 6.212%, due 11/22/16	585,750
1,430,000	#,S	Gaz Capital for Gazprom, 7.288%, due 08/16/37	1,494,350
300,000	#,S	Gaz Capital for Gazprom, 8.125%, due 07/31/14	340,500	0.9
350,000	#,S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	421,750
890,000	#,S	Gaz Capital for Gazprom, 9.250%, due 04/23/19	1,098,082
460,000	S	Gaz Capital for Gazprom, 8.146%, due 04/11/18	534,750

Principal Amount			Value	Percent of Net Assets
$200,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	$209,000
790,000	#,S	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	928,250	0.4
590,000	#,S	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	735,258
101	#,S	Kern River Funding Corp., 4.893%, due 04/30/18	105	0.0
1,275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	1,380,188	0.3
1,530,000	#	Murray Energy Corp., 10.250%, due 10/15/15	1,614,150	0.3
300,000	#	Pan American Energy LLC/ Argentine Branch, 7.875%, due 05/07/21	320,250	0.1
510,000	#,S	Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19	614,550	0.1
925,000	#	PHI, Inc., 8.625%, due 10/15/18	952,750	0.2
395,000	#,S	SandRidge Energy, Inc., 9.875%, due 05/15/16	419,688	0.1
327,080	#,S	Tengizchevroil Finance Co. S.A.RL, 6.124%, due 11/15/14	344,252	0.1
740,000	#	Thermon Industries, Inc., 9.500%, due 05/01/17	791,800	0.1
		Other Securities	10,651,409	2.1
			31,811,900	6.2
	Financials: 7.0%
500,000	#,L	1Malaysia Sukuk Global Bhd, 3.928%, due 06/04/15	520,068	0.1

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$690,000	#,S	ABI Escrow Corp., 10.250%, due 10/15/18	$759,000	0.1
425,000	#,S	Akbank TAS, 5.125%, due 07/22/15	431,375	0.1
350,000	#,S	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, due 09/25/17	356,227	0.1
1,020,000	S	Ally Financial, Inc., 8.000%, due 11/01/31	1,104,150	0.2
930,000	#,S	Banco BMG S.A., 9.150%, due 01/15/16	1,000,215	0.2
200,000	#,S	Banco BMG S.A., 9.950%, due 11/05/19	213,500
170,000	#,S	Banco Cruzeiro do Sul S.A./ Brazil, 8.875%, due 09/22/20	170,170	0.0
260,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	257,400
160,000	#,S	Banco de Credito del Peru, 6.950%, due 11/07/21	168,000	0.1
150,000	#,S	Banco de Credito del Peru, 9.750%, due 11/06/69	174,750
315,000	#,S	Banco do Brasil Cayman, 8.500%, due 10/29/49	364,203	0.1
310,000	#,S	Banco do Brasil S.A., 5.375%, due 01/15/21	305,350	0.1
140,000	#,S	Banco Hipotecario S.A., 9.750%, due 04/27/16	144,900	0.0
300,000	#,S	Banco Panamericano S.A., 8.500%, due 04/23/20	296,400	0.1
480,000	#,S	Bankrate, Inc., 11.750%, due 07/15/15	535,200	0.1
340,000	#	BM&FBovespa SA, 5.500%, due 07/16/20	347,672	0.1

Principal Amount				Value	Percent of Net Assets
	$240,000	#,S	Cemex Finance, LLC, 9.500%, due 12/14/16	$248,700	0.1
	2,165,000	S	CIT Group, Inc., 7.000%, due 05/01/17	2,175,825	0.4
	230,000	#	DJO Finance LLC / DJO Finance Corp., 9.750%, due 10/15/17	238,050	0.0
	25,000	#,S	Fox Acquisition Sub LLC, 13.375%, due 07/15/16	27,500	0.0
	200,000	#	Grupo Papelero Scribe S.A., 8.875%, due 04/07/20	198,000	0.0
	210,000	#,S	Halyk Savings Bank of Kazakhstan JSC, 7.250%, due 05/03/17	214,200	0.3
	1,010,000	#,S	Halyk Savings Bank of Kazakhstan JSC, 9.250%, due 10/16/13	1,108,475
	625,000	#,S	ICICI Bank Ltd., 5.500%, due 03/25/15	651,036	0.3
	635,000	#,S	ICICI Bank Ltd., 6.375%, due 04/30/22	638,264
	825,869	#	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	922,908	0.2
	460,000	**	ING Groep NV, 5.775%, due 12/31/49	397,900	0.1
	485,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	522,588
	465,000	#	International Lease Finance Corp., 8.750%, due 03/15/17	499,875	0.2
	95,000		International Lease Finance Corp., 8.875%, due 09/01/17	102,956
MXN	419,692		JPMorgan Hipotecaria su Casita, 6.100%, due 09/25/35	61,037	0.0

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$200,000	#	Kazakhstan Temir Zholy Finance BV, 6.375%, due 10/06/20	$209,760	0.0
260,000	#	Lukoil International Finance BV, 6.656%, due 06/07/22	264,550	0.1
130,000	#	Lukoil International Finance BV, 7.250%, due 11/05/19	141,050
1,730,000	#	Nationstar Mortgage/ Nationstar Capital Corp., 10.875%, due 04/01/15	1,708,375	0.3
230,000	#	Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.625%, due 11/01/17	236,325	0.0
785,000	#	Offshore Group Investments Ltd., 11.500%, due 08/01/15	855,650	0.2
925,000	#	Pinafore LLC/ Pinafore, Inc., 9.000%, due 10/01/18	1,003,625	0.2
300,000	#,S	Power Sector Assets & Liabilities Management Corp., 7.250%, due 05/27/19	354,000	0.1
240,000	#,S	Power Sector Assets & Liabilities Management Corp., 7.390%, due 12/02/24	285,600
365,000	#	Reynolds Group Issuer, Inc., 9.000%, due 04/15/19	380,056
480,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, due 05/15/18	484,800	0.2

Principal Amount			Value	Percent of Net Assets
$660,000	+,#,S	Tiers Trust, 8.790% (step rate 8.600%), due 06/15/97	$370,686	0.1
745,000	#	TMX Finance LLC/TitleMax Finance Corp., 13.250%, due 07/15/15	823,225	0.2
100,000	#	TNK-BP Finance S.A., 7.250%, due 02/02/20	109,250	0.0
1,605,000	#,L	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, due 09/01/17	1,733,400	0.3
200,000	#	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	200,000	0.0
780,000	#	Vnesheconombank Via VEB Finance Ltd., 6.902%, due 07/09/20	819,000	0.2
340,000	#	VTB Bank Via VTB Capital SA, 6.551%, due 10/13/20	335,750
400,000	#	VTB Capital S.A., 6.465%, due 03/04/15	418,480	0.2
145,000	#	VTB Capital S.A., 6.875%, due 05/29/18	154,063
250,000	#	Yapi ve Kredi Bankasi Via Unicredit Luxembourg SA, 5.188%, due 10/13/15	258,800	0.1
		Other Securities (a)	9,315,678	1.8
			35,618,017	7.0
	Health Care: 1.7%
320,000	#,S	Alere, Inc., 8.625%, due 10/01/18	325,600	0.1
120,000	#,S	Capella Healthcare, Inc., 9.250%, due 07/01/17	127,500	0.0

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Health Care (continued)
$575,000	#	Multiplan, Inc., 9.875%, due 09/01/18	$612,375	0.1
330,000	#	OnCure Holdings, Inc., 11.750%, due 05/15/17	313,500	0.1
305,000	#	Radiation Therapy Services, Inc., 9.875%, due 04/15/17	305,763	0.0
70,000	#	UHS Escrow Corp., 7.000%, due 10/01/18	72,100	0.0
1,035,000	#	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, due 09/15/18	1,050,525	0.2
		Other Securities	5,967,969	1.2
			8,775,332	1.7
	Industrials: 2.9%
407,000	#,L,S	Cemex Espana Luxembourg, 9.250%, due 05/12/20	401,913	0.1
760,000	#	Cleaver-Brooks, Inc., 12.250%, due 05/01/16	810,350	0.2
1,205,000	#	Delta Airlines, Inc., 12.250%, due 03/15/15	1,364,663	0.3
1,500,000	#	DynCorp International, Inc., 10.375%, due 07/01/17	1,545,000	0.3
730,000	#,S	Marquette Transportation Co. / Marquette Transportation Finance Corp., 10.875%, due 01/15/17	748,250	0.1
160,000	#,S	Odebrecht Finance Ltd., 7.000%, due 04/21/20	172,800	0.0
290,780	#,S	Panama Canal Railway Co., 7.000%, due 11/01/26	263,156	0.0
200,000	#,L	Rearden G Holdings EINS GmbH, 7.875%, due 03/30/20	212,000	0.0

Principal Amount			Value	Percent of Net Assets
$780,000	#	Sequa Corp., 11.750%, due 12/01/15	$838,500	0.2
270,000	#	TGI International Ltd., 9.500%, due 10/03/17	304,425	0.1
1,207,000	#	Western Express, Inc., 12.500%, due 04/15/15	1,074,230	0.2
		Other Securities	7,111,535	1.4
			14,846,822	2.9
	Information Technology: 1.7%
410,000	#,S	Advanced Micro Devices, Inc., 7.750%, due 08/01/20	427,425	0.1
715,000	#	First Data Corp., 8.875%, due 08/15/20	757,900	0.5
1,715,000	S	First Data Corp., 9.875%, due 09/24/15	1,642,113
490,000	#,S	Freescale Semiconductor, Inc., 9.250%, due 04/15/18	541,450	0.4
1,390,000	#,L	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	1,522,050
285,000	#	Interactive Data Corp., 10.250%, due 08/01/18	313,500	0.0
335,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	378,550	0.1
860,000	#	Seagate HDD Cayman, 6.875%, due 05/01/20	825,600	0.2
		Other Securities	2,168,051	0.4
			8,576,639	1.7
	Materials: 3.6%
978,875	&,#,S	Ainsworth Lumber Co., Ltd., 11.000%, due 07/29/15	925,037	0.2
1,585,000	#,S	Appleton Papers, Inc., 10.500%, due 06/15/15	1,577,075	0.3
350,000	#,S	Associated Materials LLC, 9.125%, due 11/01/17	366,625	0.1

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Materials (continued)
$200,000	#,L	Braskem Finance Ltd., 7.000%, due 05/07/20	$207,500	0.2
800,000	#,S	Braskem Finance Ltd., 7.250%, due 06/05/18	844,000
1,094,000	#,S	Catalyst Paper Corp., 11.000%, due 12/15/16	1,036,565	0.2
100,000	#,S	CSN Islands XI Corp., 6.875%, due 09/21/19	108,500	0.0
90,000	#	Huntsman International, LLC, 8.625%, due 03/15/21	97,650	0.0
1,935,000	S	NewPage Corp., 11.375%, due 12/31/14	1,828,575	0.4
890,000	#	Rhodia S.A., 6.875%, due 09/15/20	906,688	0.2
430,000	#	Severstal OAO Via Steel Capital SA, 6.700%, due 10/25/17	426,775	0.2
470,000	#	Steel Capital S.A. for OAO Severstal, 9.750%, due 07/29/13	525,836
		Other Securities (a)	9,435,095	1.8
			18,285,921	3.6
	Telecommunication Services: 3.0%
460,000	#,S	Axtel S.A.B de CV, 9.000%, due 09/22/19	439,300	0.1
235,000	#	Intelsat Jackson Holdings Ltd., 7.250%, due 10/15/20	238,525	0.1
1,610,000		ITC Deltacom, Inc., 10.500%, due 04/01/16	1,758,925	0.3
1,650,000		MetroPCS Wireless, Inc., 7.875%, due 09/01/18	1,720,125	0.3
350,000	#	MTS International Funding Ltd., 8.625%, due 06/22/20	399,420	0.1
1,220,000	#	Telcordia Technologies, Inc., 11.000%, due 05/01/18	1,232,200	0.2

Principal Amount			Value	Percent of Net Assets
$791,000	#	Telemar Norte Leste S.A., 5.500%, due 10/23/20	$765,293	0.2
960,000	#,S	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18	1,096,800	0.2
835,000	#	West Corp., 8.625%, due 10/01/18	889,275	0.2
		Other Securities	6,747,685	1.3
			15,287,548	3.0
	Utilities: 1.8%
300,000	#,S	Centrais Eletricas Brasileiras S.A., 6.875%, due 07/30/19	340,500	0.1
310,000	#,S	Colbun S.A., 6.000%, due 01/21/20	323,545	0.1
300,000	#,S	Empresas Publicas de Medellin ESP, 7.625%, due 07/29/19	345,000	0.1
1,235,000	#,L	Energy Future Holdings Corp., 10.000%, due 01/15/20	1,276,710	0.2
465,000	#	GenOn Escrow Corp., 9.500%, due 10/15/18	464,419	0.2
465,000	#	GenOn Escrow Corp., 9.875%, due 10/15/20	463,838
940,000	#,S	Israel Electric Corp., Ltd., 7.250%, due 01/15/19	1,036,102	0.2
200,000	#,S	Listrindo Capital BV, 9.250%, due 01/29/15	225,767	0.0
470,000	#,S	Majapahit Holding BV, 7.750%, due 10/17/16	545,200	0.2
300,000	#,S	Majapahit Holding BV, 8.000%, due 08/07/19	352,125

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Utilities (continued)
$3,635,000	L,S	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	$2,069,192	0.4
		Other Securities	1,522,557	0.3
			8,964,955	1.8
		Total Corporate Bonds/Notes ( Cost $169,772,423 )	177,206,050	34.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.9%
	Federal Home Loan Mortgage Corporation##: 2.4%
3,285,000		1.125%, due 07/27/12	3,315,872
4,512,972	S	5.000%, due 02/16/17- 03/15/35	4,868,560	2.4
5,486,173	^,S	0.710%-23.796%, due 05/15/17- 08/15/35	4,009,940
			12,194,372	2.4
	Federal National Mortgage Association##: 6.2%
3,030,000	L	1.125%, due 07/30/12	3,057,685
2,115,000	W	3.500%, due 01/25/26- 10/25/40	2,102,968
2,880,000	W	4.000%, due 08/25/40	2,865,600
4,114,000	W	4.500%, due 01/25/24- 01/25/39	4,241,072
2,950,000	W	5.000%, due 01/13/40	3,101,648	6.2
2,000,000		5.375%, due 06/12/17	2,305,946
2,843,000	W	5.500%, due 01/25/24- 01/25/39	3,042,422
2,142,570	S	6.000%, due 03/25/17- 04/01/35	2,348,236
16,431,201	W,^,S	0.661%-27.013%, due 09/01/14- 06/25/37	8,501,678
			31,567,255	6.2

Principal Amount			Value	Percent of Net Assets
	Government National Mortgage Association: 0.3%
		Other Securities	$1,733,024	0.3
		Total U.S. Government Agency Obligations ( Cost $43,424,513 )	45,494,651	8.9
U.S. TREASURY OBLIGATIONS: 0.1%
	U.S. Treasury Notes: 0.1%
		Other Securities	418,876	0.1
		Total U.S. Treasury Obligations ( Cost $391,134 )	418,876	0.1
ASSET-BACKED SECURITIES: 0.9%
	Automobile Asset-Backed Securities: 0.4%
$60,979	#,S	Ford Credit Auto Lease Trust, 1.040%, due 03/15/13	61,034	0.0
		Other Securities	1,849,155	0.4
			1,910,189	0.4
	Credit Card Asset-Backed Securities: 0.2%
150,000	#	Citibank Omni Master Trust, 2.360%, due 05/16/16	151,916	0.1
		Other Securities	621,305	0.1
			773,221	0.2
	Home Equity Asset-Backed Securities: 0.1%
30,860	#,S	Terwin Mortgage Trust, 4.151%, due 05/25/37	9,685	0.0
		Other Securities	565,675	0.1
			575,360	0.1
	Other Asset-Backed Securities: 0.2%
10,790	S	Citigroup Mortgage Loan Trust, Inc., 0.361%, due 10/25/36	10,768	0.0
180,000	#	GE Equipment Midticket LLC, 0.610%, due 01/14/13	180,052	0.0

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Other Asset-Backed Securities (continued)
$65,000	#	Volvo Financial Equipment LLC, 1.560%, due 06/17/13	$65,330	0.0
		Other Securities	782,947	0.2
			1,039,097	0.2
		Total Asset-Backed Securities ( Cost $4,599,988 )	4,297,867	0.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.7%
2,790,000	S	Banc of America Commercial Mortgage, Inc., 5.482%-6.195%, due 01/15/49- 02/10/51	2,816,706	0.5
3,273,311	S	Citigroup Mortgage Loan Trust, Inc., 2.630%-5.126%, due 05/25/35- 03/25/36	2,662,730	0.5
3,755,226	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.789%-5.837%, due 09/25/35- 09/25/47	2,953,233	0.6
241,680	#,S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.761%, due 01/27/37	67,346	0.0
130,532	S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.005%, due 10/25/36	76,992
1,725,000	S	Greenwich Capital Commercial Funding Corp., 5.444%-5.736%, due 03/10/39- 12/10/49	1,823,992	0.4

Principal Amount			Value	Percent of Net Assets
$190,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 3.616%, due 11/15/43	$184,233	1.1
5,705,910	S	JPMorgan Mortgage Trust, 5.290%-6.570%, due 07/25/35- 02/12/51	5,477,365
2,170,000	S	LB-UBS Commercial Mortgage Trust, 6.154%-6.166%, due 04/15/41- 09/15/45	2,099,038	0.4
2,460,001	S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 02/25/37	1,947,015
5,787,888	S	Washington Mutual Mortgage Pass-through Certificates, 1.168%-5.854%, due 10/25/35- 04/25/47	4,449,432	1.3
2,234,411	S	Wells Fargo Mortgage- Backed Securities Trust, 2.761%-5.067%, due 11/25/34- 04/25/36	1,930,096	0.4
		Other Securities	12,661,775	2.5
		Total Collateralized Mortgage Obligations ( Cost $40,263,434 )	39,149,953	7.7
OTHER BONDS: 24.8%
	Event-Linked Notes: 1.8%
500,000	#,S	Akibare Ltd. - Catastrophe Linked Floating Rate Note, 3-month USD-LIBOR +2.950%, due 05/22/12	502,425	0.1

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Event-Linked Notes (continued)
$250,000	#,S	Atlas V Capital - Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month USD-LIBOR + 11.500%, due 02/24/12	$262,450	0.1
250,000	#,S	Blue Fin Ltd. - Class B Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 9.250%, due 05/28/13	255,800	0.1
250,000	#,S	Caelus Re II Ltd. - Class A Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 6.500%, due 05/24/13	253,400	0.1
479,000	#,S	East Lane Re II Ltd. - Series C Catastrophe Linked Floating Rate Note, 3-month USD-LIBOR + 14.500%, due 03/16/12	498,639	0.1
282,000	#	East Lane Re III Ltd. - Catastrophe Linked Floating Rate Note, US Hurricane, 3-month USD-LIBOR + 10.250%, due 04/07/11	287,619	0.1

Principal Amount			Value	Percent of Net Assets
$610,000	#,S	Fhu-Jin Ltd. - Class B Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +3.900%, due 08/10/11	$614,514	0.1
518,000	#,S	Foundation Re III Ltd. - Series 2010-1 Catastrophe Linked Floating Rate Note, US Hurricane, 3-month U.S. T-Bill + 5.750%, due 02/03/14	515,514	0.1
250,000	#	Lodestone Re Ltd. - Class A Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 6.250%, due 05/17/13	250,350	0.0
250,000	#,S	Longpoint Re II Ltd. - Class B Catastrophe Linked Floating Rate Note, Northeast US Hurricane, 3-month U.S. T-Bill + 5.400%, 12/24/13, 5.537%, due 12/24/13	253,075	0.0
250,000	#	Merna Reinsurance II Ltd. - Central US Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 3.650%, 04/08/13, 3.787%, due 04/08/13	253,200	0.0

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Event-Linked Notes (continued)
	$500,000	#,S	Midori Ltd. - Japan Earthquake Catastrophe Floating Rate Nts., 3-month USD-LIBOR +2.750%, 10/24/12, 3.039%, due 10/24/12	$499,550	0.1
	250,000	#	Multicat Mexico 09 Ltd. - Series A Mexico Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 11.500%, 10/19/12, 11.637%, due 10/19/12	267,550	0.1
	500,000	#,S	Muteki Ltd. - Catastrophe Linked Floating Rate Nts., Japan Earthquake, 3-month USD-LIBOR +4.400%, 05/24/11, 4.673%, due 05/24/11, 4.684%, due 05/24/11	502,500	0.1
EUR	250,000	#	Queen Street Ltd., 9.028%, due 03/21/11	332,841	0.1
	$250,000	#,S	Redwood Capital XI Ltd. - Series 2009-1 California Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 6.250%, due 01/07/11	250,128	0.0

Principal Amount			Value	Percent of Net Assets
$250,000	#	Residential Reinsurance Ltd. - Class 1 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 6.600%, due 06/06/13	$250,663
250,000	#	Residential Reinsurance Ltd. - Class 2 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 8.900%, due 06/06/13	257,413
700,000	#,S	Residential Reinsurance Ltd. - Class 2 Floating Rate Catastrophe Linked Nts., US Hurricane and US Earthquake, 3-month USD-LIBOR +11.500%, due 06/06/11	720,160	0.3
250,000	#	Residential Reinsurance Ltd. - Class 3 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 13.000%, due 06/06/13	259,338
250,000	#	Residential Reinsurance Ltd. - Class 4 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 13.000%, due 06/06/13	254,675

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Event-Linked Notes (continued)
	$250,000	#	Successor X Ltd. - Class II-BY3 Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 16.750%, due 04/04/13	$233,775	0.0
	701,000	Z,#,S	Vega Capital LTD. - Class D Catastrophe Linked Nts., 0.000%, due 06/24/11	1,365,198	0.3
				9,140,777	1.8
		Foreign Government Bonds: 23.0%
	200,000	#,S	Arab Republic of Egypt, 5.750%, due 04/29/20	207,000	0.1
	200,000	#,S	Arab Republic of Egypt, 6.875%, due 04/30/40	212,000
ARS	280,000		Argentina Bonos, 8.250%, due 01/30/14	70,120
	$2,590,000	L	Argentina Government International Bond, 7.000%, due 10/03/15	2,499,350	0.8
	4,400,000	S	Argentina Government International Bond, 0.000%- 7.000%, due 09/12/13- 12/31/38	1,613,820
EUR	130,000	#	Austria Government International Bond, 4.350%, due 03/15/19	187,587	0.1
EUR	130,000		Austria Government International Bond, 4.650%, due 01/15/18	191,878

Principal Amount				Value	Percent of Net Assets
	$160,000	+,#,S	Belize Government International Bond, 6.000% (step rate 8.500%), due 02/20/29	$141,600	0.0
COP	516,000,000	#	Bogota Distrito Capital, 9.750%, due 07/26/28	356,833	0.1
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, due 05/15/45	910,312
BRL	21,637,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	11,958,027	3.4
BRL	8,278,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/21	4,419,405
	$1,620,000	S	Colombia Government International Bond, 6.125%- 7.375%, due 01/27/17- 01/18/41	1,828,250	0.3
	300,000	#	Dominican Republic International Bond, 7.500%, due 05/06/21	324,750	0.1
EGP	800,000	Z	Egypt Treasury Bills, 8.030%, due 02/15/11	136,412
EGP	50,000	Z	Egypt Treasury Bills, 8.870%, due 05/10/11	8,346
EGP	1,275,000	Z	Egypt Treasury Bills, 9.270%, due 03/22/11	215,149
EGP	3,725,000	Z	Egypt Treasury Bills, 9.410%, due 04/05/11	627,853	0.5
EGP	2,400,000	Z	Egypt Treasury Bills, 9.570%, due 07/05/11	393,960
EGP	2,500,000	Z	Egypt Treasury Bills, 9.860%, due 07/12/11	409,539
EGP	4,900,000		Egypt Treasury Bills, 6.880%- 8.200%, due 01/18/11- 03/08/11	836,172

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Foreign Government Bonds (continued)
	$300,000	#,L	Indonesia Government International Bond, 5.875%, due 03/13/20	$330,750
	465,000	#	Indonesia Government International Bond, 6.625%, due 02/17/37	511,500
	1,050,000	#,S	Indonesia Government International Bond, 6.875%, due 01/17/18	1,228,500	0.6
	555,000	#,S	Indonesia Government International Bond, 7.750%, due 01/17/38	679,875
	330,000	#,S	Indonesia Government International Bond, 8.500%, due 10/12/35	435,600
ILS	6,620,000		Israel Government International Bond, 5.000%, due 01/31/20	1,994,582	0.7
ILS	5,350,000		Israel Government International Bond, 6.000%, due 02/28/19	1,740,967
EUR	615,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 12/15/13	831,950
EUR	385,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21	472,736	0.4
EUR	595,000		Italy Buoni Poliennali Del Tesoro, 4.000%, due 09/01/20	754,030
EUR	155,000		Italy Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	195,079
JPY	175,000,000		Japan Government Two Year Bond, 0.200%, due 01/15/12	2,156,076	2.7
JPY	252,000,000		Japan Government Five Year Bond, 0.400%, due 09/20/15	3,105,292

Principal Amount			Value	Percent of Net Assets
JPY	271,000,000	Japan Government Five Year Bond, 0.500%, due 12/20/14	$3,362,439
JPY	64,000,000	Japan Government Ten Year Bond, 0.800%, due 09/20/20	767,188	2.7
JPY	177,000,000	Japan Government Ten Year Bond, 1.300%, due 06/20/20	2,227,294
JPY	157,000,000	Japan Government Twenty Year Bond, 2.100%, due 06/20/29	2,019,760
KRW	1,046,000,000	Korea Monetary Stabilization Bond, 3.280%, due 10/02/12	922,331	0.7
KRW	2,784,000,000	Korea Monetary Stabilization Bond, 3.810%, due 08/02/12	2,477,463
KRW	2,458,000,000	Korea Treasury Bond, 5.000%, due 06/10/20	2,253,126	0.4
MXN	1,340,000	Mexican Bonos, 7.250%, due 12/15/16	112,886
MXN	36,040,000	Mexican Bonos, 7.500%, due 06/03/27	2,924,055
MXN	25,980,000	Mexican Bonos, 7.750%, due 12/14/17	2,241,012	1.8
MXN	12,200,000	Mexican Bonos, 8.000%, due 12/17/15	1,055,473
MXN	9,670,000	Mexican Bonos, 8.500%, due 12/13/18	866,241
MXN	17,670,000	Mexican Bonos, 10.000%, due 12/05/24	1,787,174
PLN	85,000	Poland Government International Bond, 5.250%, due 10/25/17	28,072	1.4
PLN	4,270,000	Poland Government International Bond, 5.250%, due 10/25/20	1,368,898

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Foreign Government Bonds (continued)
PLN	12,650,000		Poland Government International Bond, 5.500%, due 04/25/15	$4,308,294	1.4
PLN	3,555,000		Poland Government International Bond, 6.250%, due 10/24/15	1,245,143
	$375,000	#	Qatar Government International Bond, 5.250%, due 01/20/20	397,500	0.1
COP	2,699,000,000		Republic of Colombia, 12.000%, due 10/22/15	1,879,741	0.5
COP	937,000,000		Republic of Colombia, 7.750%-9.850%, due 04/14/21- 06/28/27	634,113
	$460,000	#,S	Republic of Ghana, 8.500%, due 10/04/17	518,650	0.1
	400,000		South Africa Government International Bond, 5.500%, due 03/09/20	427,500
ZAR	6,950,000		South Africa Government International Bond, 6.750%, due 03/31/21	955,372
ZAR	24,040,000		South Africa Government International Bond, 7.250%, due 01/15/20	3,452,553	1.8
ZAR	9,330,000		South Africa Government International Bond, 8.000%, due 12/21/18	1,414,199
ZAR	16,220,000		South Africa Government International Bond, 10.500%, due 12/21/26	2,938,978
	$310,000	#,S	Sri Lanka Government International Bond, 6.250%, due 10/04/20	315,813	0.1

Principal Amount				Value	Percent of Net Assets
TRY	1,580,000		Turkey Government International Bond, 10.500%, due 01/15/20	$1,145,602
TRY	4,660,000		Turkey Government International Bond, 11.000%, due 08/06/14	3,324,958
TRY	950,000		Turkey Government International Bond, 12.000%, due 08/14/13	788,488	1.9
TRY	2,620,000		Turkey Government International Bond, 16.000%, due 03/07/12	1,874,267
	$2,430,000	S	Turkey Government International Bond, 6.750%-7.500%, due 07/14/17- 05/30/40	2,818,013
	500,000	#	Ukraine Government International Bond, 6.750%, due 11/14/17	501,000	0.2
	430,000	#	Ukraine Government International Bond, 7.750%, due 09/23/20	439,675
GBP	315,000		United Kingdom Gilt, 2.250%, due 03/07/14	501,577
GBP	420,000		United Kingdom Gilt, 4.750%, due 03/07/20	724,576	0.3
GBP	305,000		United Kingdom Gilt, 4.750%, due 12/07/38	520,113
	$1,565,000	S	Uruguay Government International Bond, 6.875%-8.000%, due 11/18/22- 03/21/36	1,883,288	0.4
	970,000	#	Venezuela Government International Bond, 13.625%, due 08/15/18	950,600	0.9

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Foreign Government Bonds (continued)
	$5,405,000	S	Venezuela Government International Bond, 7.000%- 12.750%, due 10/08/14- 03/31/38	$3,553,839
			Other Securities	13,501,438	2.6
				117,414,002	23.0
			Total Other Bonds ( Cost $117,696,606 )	126,554,779	24.8
STRUCTURED PRODUCTS: 1.0%
		Structured Products: 1.0%
RUB	11,097,000	±	Credit Suisse International - Moitk Total Return Linked Nts., 8.990%, 03/26/11	1,090
RUB	19,450,000	±	Credit Suisse International - Spetsstroy-2 Credit Linked Fully Funded Total Return Linked Nts., 8.590%, 5/20/15	64	0.0
MXN	97,743		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	7,578
MXN	63,897		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	4,954	0.3

Principal Amount			Value	Percent of Net Assets
MXN	64,104	Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	$4,970
	$420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.500%, 02/25/11	407,458
	420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.600%, 08/25/11	360,956	0.3
	420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.680%, 02/27/12	320,074
	420,000	Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.750%, 08/28/12	288,448

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Structured Products (continued)
	$2,158,750	#,S	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	$2,206,458
BRL	2,448,926	#,±,S	Hallertau SPC, Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/ Frigorifico Margen Ltda. Fully Funded Total Return Linked Nts., 9.888%, 08/02/10	147,526	0.5
	$356,901	S	Lehman Brothers - MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	216,210	0.0
RUB	13,015,580		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	201,149
EUR	1,317,500	±	Morgan Stanley & Co. International PLC - Gisad Dıs Ticaret A.S., Synthetic Loan Participation., 7.670%, 04/02/13	88,029	0.0
MXN	2,070,000	R	OPIC Reforma BLN-Backed I - Class 1A Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	167,985	0.2

Principal Amount				Value	Percent of Net Assets
MXN	414,000	R	OPIC Reforma BLN-Backed I - Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	$33,597
MXN	690,000	R	OPIC Reforma BLN-Backed I - Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	55,995
MXN	345,000	R	OPIC Reforma BLN-Backed I - Class 1D Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	27,998
MXN	483,000	R	OPIC Reforma BLN-Backed I - Class 1E Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	39,197	0.2
MXN	197,523	R	OPIC Reforma BLN-Backed I - Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	16,029
MXN	345,571	R	OPIC Reforma BLN-Backed I - Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	28,044
MXN	5,210,380	R	OPIC Reforma BLN-Backed I - Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	422,835
MXN	379,725	R	OPIC Reforma BLN-Backed I - Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	30,816

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Structured Products (continued)
MXN	275,878	R	OPIC Reforma BLN-Backed I - Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	$22,388
MXN	176,189	R	OPIC Reforma BLN-Backed I - Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	14,298	0.2
MXN	32,447	R	OPIC Reforma BLN-Backed I - Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	2,633
GHS	160,000		Standard Bank PLC - Ghana T-Bond Credit Linked Unsecured Notes, 12.606%*, 01/05/11	107,506	0.0
			Total Structured Products ( Cost $8,550,450 )	5,224,285	1.0
Shares				Value	Percent of Net Assets
COMMON STOCK: 1.1%
		Consumer Discretionary: 0.4%
	43,084	#,±,L	American Media Operations, Inc.	$702,509	0.1
			Other Securities	1,364,150	0.3
				2,066,659	0.4
		Consumer Staples: 0.1%
			Other Securities	207,662	0.1
		Materials: 0.6%
	87,748	@	Smurfit-Stone Container Corp.	2,246,349	0.4
			Other Securities	804,854	0.2
				3,051,203	0.6
			Total Common Stock ( Cost $4,681,306 )	5,325,524	1.1

Shares				Value	Percent of Net Assets
MUTUAL FUNDS: 4.1%
		Open-End Funds: 4.1%
	1,808,566	@	Oppenheimer Master Loan Fund	$20,967,939	4.1
			Total Mutual Funds ( Cost $17,992,953 )	20,967,939	4.1
PREFERRED STOCK: 0.4%
		Consumer Discretionary: 0.1%
	7,250	@,R,X	Greektown Holdings, LLC	623,500	0.1
		Financials: 0.3%
	1,710	#,P	Ally Financial, Inc.	1,616,217	0.3
			Total Preferred Stock ( Cost $2,092,325 )	2,239,717	0.4
WARRANTS: 0.0%
		Consumer Staples: 0.0%
			Other Securities	167,500	0.0
			Total Warrants ( Cost $70,150 )	167,500	0.0
Notional Amount				Value	Percent of Net Assets
POSITIONS IN PURCHASED OPTIONS: 0.0%
		Foreign Currency Options: 0.0%
PLN	26,020,000	@	Put Option OTC - Goldman Sachs & Co. PLN vs USD Strike @ 2.970 (PLN)-Exp 01/06/11	$66,027	0.0
PLN	26,300,000	@	Put Option OTC - Goldman Sachs & Co. PLN vs USD Strike @ 3.000 (PLN)-Exp 01/06/11	34,553	0.0
PLN	26,400,000	@	Put Option OTC - JPMorgan Chase & Co. PLN vs USD Strike @ 3.000 (PLN)-Exp 01/14/11	84,685	0.0
			Total Positions in Purchased Options ( Cost $374,949 )	185,265	0.0
			Total Long-Term Investments ( Cost $409,910,231 )	427,232,406	83.7

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 24.8%
	Mutual Funds: 18.5%
94,776,053		Blackrock Liquidity Funds TempFund Portfolio - Class I	$94,776,053	18.5
		Total Mutual Funds ( Cost $94,776,053 )	94,776,053	18.5
	U.S. Treasury Bills: 0.2%
		Other Securities	999,816	0.2
		Total U.S. Treasury Bills ( Cost $999,725 )	999,816	0.2
	Securities Lending Collateralcc: 6.1%
30,713,231		BNY Mellon Overnight Government Fund (1)	30,713,231	6.0
435,640	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	348,512	0.1
		Total Securities Lending Collateral ( Cost $31,148,871 )	31,061,743	6.1
		Total Short-Term Investments ( Cost $126,924,649 )	126,837,612	24.8
		Total Investments in Securities ( Cost $536,834,880 ) *	$554,070,018	108.5
		Other Assets and Liabilities - Net	(43,450,351)	(8.5)
		Net Assets	$510,619,667	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

**  Investment in affiliate

±  Defaulted security

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

S  All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

ARS  Argentine Peso

AUD  Australian Dollar

BRL  Brazilian Real

COP  Colombian Peso

EGP  Egyptian Pound

EUR  EU Euro

GBP  British Pound

GHS  Ghanian Cedi

ILS  Israeli New Shekel

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PLN  Polish Zloty

RUB  Russian Ruble

TRY  Turkish Lira

ZAR  South African Rand

(a)  The grouping contains securities in default.

*  Cost for federal income tax purposes is $537,680,051.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$29,712,205
Gross Unrealized Depreciation	(13,322,238)
Net Unrealized Appreciation	$16,389,967

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$1,320,477	$—	$746,182	$2,066,659
Consumer Staples	207,662	—	—	207,662
Materials	3,051,203	—	—	3,051,203
Total Common Stock	4,579,342	—	746,182	5,325,524
Mutual Funds	20,967,939	—	—	20,967,939
Preferred Stock	—	1,616,217	623,500	2,239,717
Warrants	—	—	167,500	167,500
Positions In Purchased Options	—	185,265	—	185,265
Corporate Bonds/Notes	—	176,586,792	619,258	177,206,050
U.S. Government Agency Obligations	—	45,494,651	—	45,494,651
U.S. Treasury Obligations	—	418,876	—	418,876
Asset-Backed Securities	—	4,297,867	—	4,297,867
Collateralized Mortgage Obligations	—	39,082,607	67,346	39,149,953
Other Bonds	—	114,767,404	11,787,375	126,554,779
Structured Products	—	—	5,224,285	5,224,285
Short-Term Investments	125,489,284	999,816	348,512	126,837,612
Total Investments, at value	$151,036,565	$383,449,495	$19,583,958	$554,070,018
Other Financial Instruments+:
Forward foreign currency contracts	—	1,627,524	—	1,627,524
Futures	63,319	—	—	63,319
Swaps, at fair value	—	937,337	392,588	1,329,925
Total Assets	$151,099,884	$386,014,356	$19,976,546	$557,090,786
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(3,860,839)	$—	$(3,860,839)
Futures	(1,213,502)	—	—	(1,213,502)
Swaps, at fair value	—	(1,195,027)	(209,794)	(1,404,821)
Total Liabilities	$(1,213,502)	$(5,055,866)	$(209,794)	$(6,479,162)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Common Stock	$361,245	$49,410	$(144,498)	$—	$(2,022,972)	$1,800,488	$702,509	$—	$746,182
Preferred Stock	—	725,000	—	—	—	(101,500)	—	—	623,500
Warrants	—	70,150	—	—	—	97,350	—	—	167,500
Positions In Purchased Options	6,120	—	—	—	(824,320)	818,200	—	—	—
Corporate Bonds/Notes	3,923,505	—	(833,664)	(11,119)	193,314	(223,308)	86	(2,429,556)	619,258
Asset-Backed Securities	1,321,789	—	(1,413,224)	(28,749)	(786,279)	906,463	—	—	—
Collateralized Mortgage Obligations	599,621	—	(526,711)	1,257	(414,357)	464,172	—	(56,636)	67,346
Other Bonds	35,098,171	8,652,749	(5,660,202)	(7,238)	215,181	395,727	904,353	(27,811,366)	11,787,375
Structured Products	30,481,749	602,100	(28,074,821)	(1,321,720)	(401,428)	3,938,405	—	—	5,224,285
Short-Term Investments	348,512	—	—	—	—	—	—	—	348,512
Total Investments, at value	$72,140,712	$10,099,409	$(36,653,120)	$(1,367,569)	$(4,040,861)	$8,095,997	$1,606,948	$(30,297,558)	$19,583,958
Other Financial Instruments+:
Swaps, at fair value	258,165	—	(862,759)	(7,484)	860,853	143,813	—	—	392,588
Total Assets	$72,398,877	$10,099,409	$(37,515,879)	$(1,375,053)	$(3,180,008)	$8,239,810	$1,606,948	$(30,297,558)	$19,976,546
Liabilities Table
Other Financial Instruments+:
Swaps, at fair value	$(629,123)	$—	$527,873	$73	$(525,967)	$417,350	$—	$—	$(209,794)
Written options	(9,752)	—	—	—	10,952	(1,200)	—	—	—
Unfunded Commitment	(56,875)	—	—	—	—	56,875	—	—	—
Total Liabilities	$(695,750)	$—	$527,873	$73	$(515,015)	$473,025	$—	$—	$(209,794)

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,178,118.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Oppenheimer Global Strategic Income Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Argentine Peso ARS 1,475,000	BUY	3/29/11	$355,850	$364,013	$8,163
Bank of America	Argentine Peso ARS 4,100,000	BUY	1/18/11	1,023,465	1,028,137	4,672
Bank of America	Chinese Yuan CNY 9,700,000	BUY	6/7/11	1,433,003	1,473,518	40,515
Bank of America	Chinese Yuan CNY 200,000	BUY	6/7/11	29,940	30,382	442
Bank of America	Chinese Yuan CNY 600,000	BUY	6/7/11	91,634	91,145	(489)
Bank of America	EU Euro EUR 3,800,000	BUY	1/7/11	4,966,220	5,077,910	111,690
Bank of America	Indonesian Rupiah IDR 710,000,000	BUY	1/10/11	78,933	78,677	(256)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Indonesian Rupiah IDR 262,000,000	BUY	1/10/11	$29,030	$29,033	$3
Bank of America	Indian Rupee INR 47,000,000	BUY	1/13/11	1,047,704	1,048,594	890
Bank of America	South Korean Won KRW 1,285,000,000	BUY	1/24/11	1,133,707	1,130,625	(3,082)
Bank of America	South Korean Won KRW 2,558,000,000	BUY	1/3/11	2,216,638	2,253,537	36,899
Bank of America	Kazakhstani Tenge KZT 18,700,000	BUY	2/28/11	127,471	127,129	(342)
Bank of America	Kazakhstani Tenge KZT 19,000,000	BUY	3/10/11	129,604	129,199	(405)
Bank of America	Malaysian Ringgit MYR 5,640,000	BUY	2/18/11	1,784,923	1,823,139	38,216
Bank of America	Swedish Krona SEK 1,600,000	BUY	2/22/11	233,046	237,459	4,413
Bank of America	Singapore Dollar SGD 1,375,000	BUY	1/13/11	1,040,760	1,071,436	30,676
Barclays Bank PLC	Australian Dollar AUD 710,000	BUY	2/4/11	718,754	722,804	4,050
Barclays Bank PLC	Colombian Peso COP 413,000,000	BUY	7/5/11	217,942	216,569	(1,373)
Barclays Bank PLC	EU Euro EUR 390,000	BUY	2/22/11	515,307	521,079	5,772
Barclays Bank PLC	Hungarian Forint HUF 425,000,000	BUY	2/10/11	2,131,394	2,034,060	(97,334)
Barclays Bank PLC	Norwegian Krone NOK 1,500,000	BUY	2/22/11	249,921	256,397	6,476
Barclays Bank PLC	South African Rand ZAR 60,200,000	BUY	2/9/11	8,763,311	9,084,538	321,227
BNP Paribas Bank	Danish Krone DKK 1,230,000	BUY	5/10/11	229,027	220,383	(8,644)
BNP Paribas Bank	Swedish Krona SEK 28,865,000	BUY	2/9/11	4,373,601	4,285,885	(87,716)
Citigroup, Inc.	Australian Dollar AUD 40,000	BUY	1/20/11	39,222	40,801	1,579
Citigroup, Inc.	Chilean Peso CLP 101,000,000	BUY	1/7/11	209,990	215,689	5,699
Citigroup, Inc.	Chilean Peso CLP 53,000,000	BUY	1/14/11	111,345	113,118	1,773
Citigroup, Inc.	Chilean Peso CLP 152,000,000	BUY	2/3/11	324,267	323,884	(383)
Citigroup, Inc.	Chilean Peso CLP 102,000,000	BUY	2/4/11	218,369	217,326	(1,043)
Citigroup, Inc.	Chilean Peso CLP 68,000,000	BUY	2/4/11	145,610	144,884	(726)
Citigroup, Inc.	Chinese Yuan CNY 6,800,000	BUY	1/4/11	1,018,727	1,031,830	13,103
Citigroup, Inc.	Colombian Peso COP 270,000,000	BUY	2/18/11	144,231	141,959	(2,272)
Citigroup, Inc.	Colombian Peso COP 2,129,000,000	BUY	2/18/11	1,138,198	1,119,371	(18,827)
Citigroup, Inc.	Colombian Peso COP 275,000,000	BUY	7/5/11	145,889	144,204	(1,685)
Citigroup, Inc.	EU Euro EUR 195,000	BUY	5/10/11	260,520	260,443	(77)
Citigroup, Inc.	EU Euro EUR 130,000	BUY	5/10/11	173,680	173,628	(52)
Citigroup, Inc.	EU Euro EUR 75,000	BUY	5/10/11	99,150	100,170	1,020
Citigroup, Inc.	EU Euro EUR 950,000	BUY	5/10/11	1,267,096	1,268,823	1,727
Citigroup, Inc.	British Pound GBP 76,000	BUY	1/20/11	119,138	118,472	(666)
Citigroup, Inc.	Indonesian Rupiah IDR 15,797,000,000	BUY	2/18/11	1,747,842	1,740,150	(7,692)
Citigroup, Inc.	Indonesian Rupiah IDR 55,580,000,000	BUY	2/18/11	6,165,280	6,122,526	(42,754)
Citigroup, Inc.	Indian Rupee INR 44,000,000	BUY	1/3/11	979,737	983,468	3,731
Citigroup, Inc.	Indian Rupee INR 122,500,000	BUY	3/3/11	2,689,352	2,708,905	19,553

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen JPY 42,000,000	BUY	1/20/11	$508,053	$517,427	$9,374
Citigroup, Inc.	Mexican Peso MXN 28,290,000	BUY	1/18/11	2,301,497	2,287,884	(13,613)
Citigroup, Inc.	Mexican Peso MXN 1,300,000	BUY	1/18/11	105,331	105,134	(197)
Credit Suisse First Boston	Swiss Franc CHF 350,000	BUY	2/22/11	360,825	374,583	13,758
Credit Suisse First Boston	Swiss Franc CHF 130,000	BUY	2/22/11	134,021	139,131	5,110
Credit Suisse First Boston	Swiss Franc CHF 220,000	BUY	2/22/11	227,077	235,452	8,375
Credit Suisse First Boston	Swiss Franc CHF 10,000	BUY	2/22/11	10,322	10,702	380
Credit Suisse First Boston	Swiss Franc CHF 680,000	BUY	2/22/11	709,760	727,761	18,001
Credit Suisse First Boston	Swiss Franc CHF 10,000	BUY	2/22/11	10,730	10,702	(28)
Credit Suisse First Boston	Swiss Franc CHF 10,000	BUY	2/22/11	10,730	10,702	(28)
Credit Suisse First Boston	Swiss Franc CHF 10,000	BUY	2/22/11	10,730	10,702	(28)
Credit Suisse First Boston	Swiss Franc CHF 10,000	BUY	2/22/11	10,730	10,702	(28)
Credit Suisse First Boston	Egyptian Pound EGP 3,895,000	BUY	1/10/11	668,211	669,390	1,179
Credit Suisse First Boston	Egyptian Pound EGP 2,005,000	BUY	1/10/11	343,675	344,577	902
Credit Suisse First Boston	EU Euro EUR 310,000	BUY	2/10/11	422,732	414,213	(8,519)
Credit Suisse First Boston	British Pound GBP 310,000	BUY	3/22/11	483,795	483,007	(788)
Credit Suisse First Boston	Hungarian Forint HUF 402,000,000	BUY	2/10/11	2,014,028	1,923,982	(90,046)
Credit Suisse First Boston	Hungarian Forint HUF 23,000,000	BUY	2/10/11	113,833	110,079	(3,754)
Credit Suisse First Boston	Hungarian Forint HUF 8,000,000	BUY	2/10/11	36,508	38,288	1,780
Credit Suisse First Boston	Polish Zloty PLN 550,000	BUY	2/2/11	190,265	185,387	(4,878)
Credit Suisse First Boston	Swedish Krona SEK 1,000,000	BUY	5/10/11	148,619	147,933	(686)
Credit Suisse First Boston	Swedish Krona SEK 4,500,000	BUY	2/22/11	655,700	667,855	12,155
Credit Suisse First Boston	Turkish Lira TRY 1,475,000	BUY	1/3/11	1,019,350	954,971	(64,379)
Credit Suisse First Boston	Turkish Lira TRY 12,220,000	BUY	2/9/11	8,627,506	7,876,763	(750,743)
Credit Suisse First Boston	Turkish Lira TRY 5,335,000	BUY	2/10/11	3,510,330	3,438,413	(71,917)
Credit Suisse First Boston	South African Rand ZAR 1,080,000	BUY	1/7/11	156,473	163,771	7,298
Credit Suisse First Boston	South African Rand ZAR 400,000	BUY	1/7/11	58,034	60,656	2,622
Dermott W. Clancy Corp.	Russian Ruble RUB 2,900,000	BUY	1/12/11	96,667	94,840	(1,827)
Deutsche Bank AG	Canadian Dollar CAD 200,000	BUY	2/22/11	198,551	200,929	2,378
Deutsche Bank AG	Canadian Dollar CAD 110,000	BUY	2/22/11	109,203	110,511	1,308
Deutsche Bank AG	Canadian Dollar CAD 240,000	BUY	2/22/11	240,382	241,114	732
Deutsche Bank AG	Kazakhstani Tenge KZT 18,700,000	BUY	2/28/11	127,645	127,129	(516)
Deutsche Bank AG	Russian Ruble RUB 44,190,000	BUY	1/12/11	1,457,959	1,445,159	(12,800)
Deutsche Bank AG	Russian Ruble RUB 2,200,000	BUY	1/12/11	70,513	71,947	1,434
Deutsche Bank AG	Russian Ruble RUB 38,100,000	BUY	1/12/11	1,223,114	1,245,996	22,882
Goldman Sachs & Co.	Brazilian Real BRL 1,700,000	BUY	1/4/11	979,206	1,023,124	43,918

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Brazilian Real BRL 130,000	BUY	1/4/11	$76,403	$78,239	$1,836
Goldman Sachs & Co.	Brazilian Real BRL 50,000	BUY	1/4/11	29,129	30,092	963
Goldman Sachs & Co.	Brazilian Real BRL 180,000	BUY	2/2/11	106,070	107,597	1,527
Goldman Sachs & Co.	Brazilian Real BRL 1,700,000	BUY	2/2/11	1,001,768	1,016,191	14,423
Goldman Sachs & Co.	Mexican Peso MXN 28,300,000	BUY	2/16/11	2,295,867	2,283,819	(12,048)
Goldman Sachs & Co.	Mexican Peso MXN 6,510,000	BUY	2/16/11	523,754	525,359	1,605
Goldman Sachs & Co.	South African Rand ZAR 1,840,000	BUY	2/1/11	276,912	277,959	1,047
JPMorgan Chase & Co.	Argentine Peso ARS 1,475,000	BUY	3/29/11	355,850	364,013	8,163
JPMorgan Chase & Co.	Chilean Peso CLP 51,000,000	BUY	1/7/11	105,754	108,912	3,158
JPMorgan Chase & Co.	Chinese Yuan CNY 9,700,000	BUY	6/7/11	1,432,792	1,473,518	40,726
JPMorgan Chase & Co.	Chinese Yuan CNY 2,780,000	BUY	6/20/11	411,395	422,409	11,014
JPMorgan Chase & Co.	EU Euro EUR 6,220,000	BUY	2/9/11	8,756,827	8,311,027	(445,800)
JPMorgan Chase & Co.	EU Euro EUR 355,000	BUY	2/10/11	483,741	474,341	(9,400)
JPMorgan Chase & Co.	Indonesian Rupiah IDR 9,611,000,000	BUY	1/13/11	1,063,281	1,064,514	1,233
JPMorgan Chase & Co.	Mexican Peso MXN 7,700,000	BUY	2/22/11	615,508	621,104	5,596
JPMorgan Chase & Co.	Malaysian Ringgit MYR 1,110,000	BUY	1/6/11	359,806	359,820	14
JPMorgan Chase & Co.	Malaysian Ringgit MYR 5,320,000	BUY	2/18/11	1,690,875	1,719,699	28,824
JPMorgan Chase & Co.	Malaysian Ringgit MYR 1,110,000	BUY	2/18/11	359,514	358,809	(705)
JPMorgan Chase & Co.	Norwegian Krone NOK 25,210,000	BUY	2/9/11	4,359,706	4,311,861	(47,845)
JPMorgan Chase & Co.	Philippine Peso PHP 18,000,000	BUY	1/4/11	408,998	410,884	1,886
JPMorgan Chase & Co.	Philippine Peso PHP 61,000,000	BUY	1/4/11	1,403,590	1,392,440	(11,150)
JPMorgan Chase & Co.	Philippine Peso PHP 2,000,000	BUY	1/4/11	45,767	45,654	(113)
JPMorgan Chase & Co.	Philippine Peso PHP 81,000,000	BUY	3/4/11	1,835,486	1,848,851	13,365
JPMorgan Chase & Co.	Singapore Dollar SGD 110,000	BUY	5/10/11	85,414	85,716	302
Morgan Stanley	Indian Rupee INR 75,500,000	BUY	1/3/11	1,681,514	1,687,542	6,028
Morgan Stanley	Indian Rupee INR 75,500,000	BUY	2/1/11	1,674,615	1,678,583	3,968
Morgan Stanley	Indian Rupee INR 3,000,000	BUY	1/3/11	65,488	67,055	1,567
Morgan Stanley	Kazakhstani Tenge KZT 18,700,000	BUY	2/28/11	127,776	127,129	(647)
Nomura Group	Japanese Yen JPY 11,000,000	BUY	2/22/11	130,641	135,561	4,920
Nomura Group	Japanese Yen JPY 10,000,000	BUY	2/22/11	119,181	123,237	4,056
Nomura Group	Japanese Yen JPY 1,000,000	BUY	2/22/11	11,918	12,324	406
Nomura Group	Japanese Yen JPY 434,000,000	BUY	3/22/11	5,318,204	5,350,122	31,918
Nomura Group	Norwegian Krone NOK 25,190,000	BUY	2/9/11	4,362,698	4,308,440	(54,258)
Nomura Group	New Zealand Dollar NZD 270,000	BUY	2/22/11	198,045	209,489	11,444
Nomura Group	New Zealand Dollar NZD 40,000	BUY	2/22/11	29,378	31,035	1,657
Nomura Group	New Zealand Dollar NZD 20,000	BUY	2/22/11	15,482	15,518	36

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Nomura Group	Polish Zloty PLN 18,200,000	BUY	2/9/11	$6,527,322	$6,132,032	$(395,290)
Nomura Group	Polish Zloty PLN 6,080,000	BUY	2/9/11	2,180,556	2,048,503	(132,053)
Nomura Group	South African Rand ZAR 580,000	BUY	2/1/11	87,231	87,617	386
Nomura Group	South African Rand ZAR 1,840,000	BUY	2/1/11	276,837	277,959	1,122
Royal Bank of Scotland Group PLC	Swiss Franc CHF 120,000	BUY	5/10/11	124,611	128,567	3,956
Royal Bank of Scotland Group PLC	Swedish Krona SEK 28,865,000	BUY	2/9/11	4,372,259	4,285,885	(86,374)
Standard Bank	South African Rand ZAR 1,500,000	BUY	2/1/11	211,658	226,597	14,939
State Street Bank	Australian Dollar AUD 200,000	BUY	2/22/11	195,438	203,178	7,740
State Street Bank	Australian Dollar AUD 110,000	BUY	2/22/11	107,491	111,748	4,257
State Street Bank	Australian Dollar AUD 830,000	BUY	2/22/11	811,068	843,187	32,119
State Street Bank	Australian Dollar AUD 40,000	BUY	2/22/11	39,236	40,636	1,400
State Street Bank	Australian Dollar AUD 10,000	BUY	2/22/11	10,119	10,159	40
State Street Bank	British Pound GBP 170,000	BUY	2/22/11	263,634	264,936	1,302
State Street Bank	Polish Zloty PLN 5,630,000	BUY	2/2/11	1,962,288	1,897,689	(64,599)
State Street Bank	South African Rand ZAR 7,400,000	BUY	2/1/11	1,033,572	1,117,878	84,306
						$(1,391,751)
Bank of America	Kazakhstani Tenge KZT 18,700,000	SELL	2/28/11	126,651	127,129	(478)
Bank of America	Kazakhstani Tenge KZT 19,000,000	SELL	3/10/11	128,726	129,199	(473)
Bank of America	EU Euro EUR 3,800,000	SELL	1/7/11	5,272,500	5,077,910	194,590
Bank of America	Chinese Yuan CNY 500,000	SELL	6/7/11	76,511	75,955	556
Bank of America	Singapore Dollar SGD 1,375,000	SELL	1/13/11	1,062,071	1,071,436	(9,365)
Bank of America	Chinese Yuan CNY 100,000	SELL	6/7/11	15,328	15,191	137
Bank of America	South Korean Won KRW 678,000,000	SELL	1/3/11	579,983	597,302	(17,319)
Bank of America	Philippine Peso PHP 46,000,000	SELL	1/13/11	1,040,253	1,050,144	(9,891)
Bank of America	South Korean Won KRW 2,558,000,000	SELL	1/24/11	2,213,760	2,250,692	(36,932)
Barclays Bank PLC	Hungarian Forint HUF 286,000,000	SELL	2/10/11	1,307,847	1,368,803	(60,956)
Barclays Bank PLC	Japanese Yen JPY 65,000,000	SELL	1/7/11	771,697	800,657	(28,960)
Barclays Bank PLC	EU Euro EUR 30,000	SELL	2/22/11	39,511	40,083	(572)
Barclays Bank PLC	Hong Kong Sar Dollar HKD 7,600,000	SELL	2/28/11	976,864	978,253	(1,389)
Barclays Bank PLC	British Pound GBP 150,000	SELL	2/22/11	234,291	233,767	524
BOCI Securities Limited	EU Euro EUR 630,000	SELL	4/6/11	862,086	841,578	20,508
Citigroup, Inc.	Chinese Yuan CNY 6,800,000	SELL	1/4/11	1,024,868	1,031,830	(6,962)
Citigroup, Inc.	EU Euro EUR 360,000	SELL	5/10/11	499,320	480,817	18,503
Citigroup, Inc.	Colombian Peso COP 268,000,000	SELL	2/18/11	142,402	140,907	1,495
Citigroup, Inc.	EU Euro EUR 2,285,000	SELL	1/7/11	2,995,635	3,053,428	(57,793)
Citigroup, Inc.	Swiss Franc CHF 1,030,000	SELL	1/14/11	1,031,733	1,101,819	(70,086)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro EUR 2,450,000	SELL	3/22/11	$3,221,701	$3,273,038	$(51,337)
Citigroup, Inc.	Chilean Peso CLP 3,000,000	SELL	1/14/11	6,346	6,403	(57)
Citigroup, Inc.	Indian Rupee INR 122,500,000	SELL	1/3/11	2,714,982	2,738,065	(23,083)
Citigroup, Inc.	Chilean Peso CLP 152,000,000	SELL	1/7/11	324,786	324,601	185
Credit Suisse First Boston	EU Euro EUR 1,500,000	SELL	2/10/11	2,089,530	2,004,258	85,272
Credit Suisse First Boston	EU Euro EUR 175,000	SELL	2/10/11	243,778	233,830	9,948
Credit Suisse First Boston	Japanese Yen JPY 85,000,000	SELL	1/12/11	1,033,705	1,047,075	(13,370)
Credit Suisse First Boston	EU Euro EUR 360,000	SELL	2/10/11	486,891	481,022	5,869
Credit Suisse First Boston	Hungarian Forint HUF 203,000,000	SELL	2/10/11	929,232	971,563	(42,331)
Credit Suisse First Boston	Turkish Lira TRY 1,475,000	SELL	1/3/11	973,951	954,971	18,980
Credit Suisse First Boston	Swiss Franc CHF 120,000	SELL	2/22/11	123,711	128,428	(4,717)
Credit Suisse First Boston	Swedish Krona SEK 800,000	SELL	2/22/11	116,569	118,730	(2,161)
Credit Suisse First Boston	Swiss Franc CHF 260,000	SELL	2/22/11	268,041	278,262	(10,221)
Credit Suisse First Boston	Swiss Franc CHF 400,000	SELL	2/22/11	412,371	428,095	(15,724)
Credit Suisse First Boston	Swedish Krona SEK 1,400,000	SELL	2/22/11	203,996	207,777	(3,781)
Credit Suisse First Boston	Swiss Franc CHF 700,000	SELL	2/22/11	722,519	749,166	(26,647)
Credit Suisse First Boston	Swedish Krona SEK 2,100,000	SELL	2/22/11	305,960	311,666	(5,706)
Credit Suisse First Boston	Turkish Lira TRY 740,000	SELL	2/10/11	471,407	476,931	(5,524)
Credit Suisse First Boston	Turkish Lira TRY 690,000	SELL	2/10/11	440,655	444,706	(4,051)
Credit Suisse First Boston	Swiss Franc CHF 230,000	SELL	2/22/11	240,066	246,155	(6,089)
Credit Suisse First Boston	Swiss Franc CHF 10,000	SELL	2/22/11	10,730	10,702	28
Deutsche Bank AG	Kazakhstani Tenge KZT 18,700,000	SELL	2/28/11	126,694	127,129	(435)
Deutsche Bank AG	Australian Dollar AUD 134,000	SELL	1/7/11	128,184	136,925	(8,741)
Deutsche Bank AG	Canadian Dollar CAD 545,000	SELL	1/7/11	533,138	548,050	(14,912)
Deutsche Bank AG	Swiss Franc CHF 129,000	SELL	1/7/11	128,723	137,981	(9,258)
Deutsche Bank AG	British Pound GBP 335,000	SELL	1/7/11	521,428	522,266	(838)
Deutsche Bank AG	Canadian Dollar CAD 130,000	SELL	2/22/11	129,058	130,604	(1,546)
Deutsche Bank AG	Canadian Dollar CAD 410,000	SELL	2/22/11	407,029	411,904	(4,875)
Deutsche Bank AG	Canadian Dollar CAD 470,000	SELL	2/22/11	463,824	472,182	(8,358)
Goldman Sachs & Co.	Mexican Peso MXN 5,800,000	SELL	2/2/11	449,473	468,569	(19,096)
Goldman Sachs & Co.	Brazilian Real BRL 7,405,000	SELL	1/4/11	4,265,307	4,456,610	(191,303)
Goldman Sachs & Co.	Brazilian Real BRL 2,100,000	SELL	1/4/11	1,209,608	1,263,860	(54,252)
Goldman Sachs & Co.	Mexican Peso MXN4,105,000	SELL	2/16/11	324,634	331,275	(6,641)
Goldman Sachs & Co.	South Korean Won KRW 860,000,000	SELL	1/3/11	736,301	757,639	(21,338)
Goldman Sachs & Co.	Brazilian Real BRL 7,405,000	SELL	2/2/11	4,363,583	4,426,407	(62,824)
Goldman Sachs & Co.	Brazilian Real BRL 2,100,000	SELL	2/2/11	1,237,478	1,255,294	(17,816)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Brazilian Real BRL 980,000	SELL	2/2/11	$585,075	$585,804	$(729)
Goldman Sachs & Co.	Brazilian Real BRL 1,210,000	SELL	2/2/11	722,841	723,289	(448)
HSBC	Israeli New Shekel ILS 3,560,000	SELL	1/31/11	975,877	1,002,751	(26,874)
HSBC	Brazilian Real BRL 975,000	SELL	2/2/11	582,263	582,815	(552)
HSBC	Brazilian Real BRL 1,215,000	SELL	2/2/11	725,590	726,277	(687)
JPMorgan Chase & Co.	Malaysian Ringgit MYR 280,000	SELL	2/10/11	90,688	90,550	138
JPMorgan Chase & Co.	EU Euro EUR 1,505,000	SELL	2/10/11	2,096,465	2,010,939	85,526
JPMorgan Chase & Co.	Taiwan New Dollar TWD 30,000,000	SELL	1/12/11	998,502	1,029,312	(30,810)
JPMorgan Chase & Co.	EU Euro EUR 360,000	SELL	2/10/11	487,282	481,022	6,260
JPMorgan Chase & Co.	South Korean Won KRW 680,000,000	SELL	1/3/11	583,691	599,064	(15,373)
JPMorgan Chase & Co.	South Korean Won KRW 340,000,000	SELL	1/3/11	290,598	299,532	(8,934)
JPMorgan Chase & Co.	Norwegian Krone NOK 800,000	SELL	2/22/11	133,357	136,745	(3,388)
JPMorgan Chase & Co.	Norwegian Krone NOK 700,000	SELL	2/22/11	116,687	119,652	(2,965)
JPMorgan Chase & Co.	Mexican Peso MXN 100,000	SELL	2/22/11	8,019	8,066	(47)
JPMorgan Chase & Co.	Philippine Peso PHP 81,000,000	SELL	1/4/11	1,832,165	1,848,977	(16,812)
JPMorgan Chase & Co.	Malaysian Ringgit MYR 1,110,000	SELL	1/6/11	360,039	359,820	219
Morgan Stanley	Kazakhstani Tenge KZT 11,860,000	SELL	2/28/11	80,325	80,629	(304)
Morgan Stanley	Kazakhstani Tenge KZT 6,840,000	SELL	2/28/11	46,326	46,501	(175)
Nomura Group	Polish Zloty PLN 2,040,000	SELL	2/2/11	684,989	687,617	(2,628)
Nomura Group	New Zealand Dollar NZD 520,000	SELL	2/22/11	381,420	403,461	(22,041)
Nomura Group	Japanese Yen JPY 10,000,000	SELL	2/22/11	118,765	123,237	(4,472)
Nomura Group	Japanese Yen JPY 23,000,000	SELL	2/22/11	273,159	283,446	(10,287)
Nomura Group	Japanese Yen JPY 21,000,000	SELL	2/22/11	250,280	258,798	(8,518)
Nomura Group	Japanese Yen JPY 220,000,000	SELL	3/22/11	2,618,736	2,712,044	(93,308)
Nomura Group	New Zealand Dollar NZD 10,000	SELL	2/22/11	7,741	7,759	(18)
Royal Bank of Scotland Group PLC	EU Euro EUR 250,000	SELL	2/17/11	340,500	334,033	6,467
Standard Bank	South African Rand ZAR 3,070,000	SELL	2/1/11	427,095	463,768	(36,673)
Standard Bank	South African Rand ZAR 990,000	SELL	2/1/11	139,092	149,554	(10,462)
State Street Bank	Hong Kong Sar Dollar HKD 7,600,000	SELL	1/3/11	980,784	977,798	2,986
State Street Bank	South African Rand ZAR 4,220,000	SELL	2/1/11	588,646	637,492	(48,846)
State Street Bank	Australian Dollar AUD 400,000	SELL	2/22/11	390,876	406,355	(15,479)
State Street Bank	British Pound GBP 170,000	SELL	2/22/11	265,078	264,936	142
State Street Bank	British Pound GBP 80,000	SELL	2/22/11	124,743	124,676	67
State Street Bank	British Pound GBP 70,000	SELL	2/22/11	108,555	109,091	(536)
State Street Bank	Australian Dollar AUD 10,000	SELL	2/22/11	9,809	10,159	(350)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street Bank	Australian Dollar AUD 10,000	SELL	2/22/11	$10,119	$10,159	$(40)
						$(841,564)

ING Oppenheimer Global Strategic Income Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
DAX Index	4	03/18/11	$925,661	$(9,775)
Euro-Bund	25	03/08/11	4,186,322	(24,686)
Long Gilt	2	03/29/11	372,591	337
NASDAQ 100 E-Mini	45	03/18/11	1,994,400	1,472
NIKKEI 225 (SGX)	3	03/10/11	188,632	(1,100)
U.S. Treasury 5-Year Note	38	03/31/11	4,473,312	(56,962)
U.S. Treasury 10-Year Note	644	03/22/11	77,561,750	(1,018,751)
U.S. Treasury Long Bond	12	03/22/11	1,465,500	13,021
U.S. Treasury Ultra Long Bond	8	03/22/11	1,016,750	24,574
			$92,184,918	$(1,071,870)
Short Contracts
FTSE 100 Index	13	03/18/11	$1,194,403	$(13,339)
Japanese Government Bonds 10-Year Mini	2	03/09/11	346,373	(58)
NIKKEI 225 (OSE)	13	03/10/11	1,634,807	(399)
S&P 500 E-Mini	109	03/18/11	6,828,850	(88,432)
U.S. Treasury 2-Year Note	100	03/31/11	21,890,626	23,915
			$31,895,059	$(78,313)

ING Oppenheimer Global Strategic Income Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.EM.14 Index	Buy	(5.000)	12/20/15	USD	5,000,000	$(682,203)	$(591,248)	$(90,955)
							$(682,203)	$(591,248)	$(90,955)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)	Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston	Campbell Soup Co., 4.875%, 10/01/2013	Buy	(1.000)	12/20/15	USD1,030,000	$(27,308)	$(27,505)	$197
Barclays Bank PLC	Cisco Systems Inc., 5.500%, 02/22/2016	Buy	(1.000)	12/20/15	USD1,030,000	(25,253)	(22,930)	(2,323)
Credit Suisse First Boston	Lockheed Martin Corp., 7.650%, 05/01/16	Buy	(1.000)	12/20/15	USD1,030,000	(33,013)	(31,801)	(1,212)
Morgan Stanley	McKesson Corp., 7.650%, 03/01/2027	Buy	(1.000)	12/20/15	USD1,030,000	(25,524)	(23,983)	(1,541)
Citigroup, Inc.	Raytheon Co., 7.200%, 08/15/2027	Buy	(1.000)	12/20/15	USD1,030,000	(27,678)	(25,111)	(2,567)
						$(138,776)	$(131,330)	$(7,446)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Credit Default Swaps on Credit Indices — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	10,000,000	$294,418	$105,548	$188,870
Citigroup, Inc.	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	10,000,000	294,418	233,156	61,262
							$588,836	$338,704	$250,132

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread At 12/31/10 (%)(3)	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	American International Group 6.250%, 05/01/2036	Sell	1.000	12/20/15	2.126	USD	1,030,000	$(52,512)	$(66,608)	$14,096
Morgan Stanley	Caterpillar Inc., 5.700%, 08/15/2016	Sell	1.000	12/20/15	0.752	USD	1,030,000	12,116	9,992	2,124
Credit Suisse First Boston	Fortune Brands, Inc., 5.375%, 01/15/2016	Sell	1.000	12/20/15	1.610	USD	1,030,000	(29,253)	(42,805)	13,552
Citigroup, Inc.	SLM Corp., 5.000%, 10/01/2013	Sell	5.000	12/20/15	3.440	USD	810,000	55,484	4,662	50,822
UBS Warburg LLC	SLM Corp., 5.000%, 10/01/2013	Sell	5.000	12/20/15	3.440	USD	220,000	15,070	1,266	13,804
Citigroup, Inc.	Xerox Corporation, 6.750%, 02/01/2017	Sell	1.000	12/20/15	1.308	USD	1,030,000	(14,835)	(14,861)	26
								$(13,930)	$(108,354)	$94,424

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Oppenheimer Global Strategic Income Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month AUD-BBR-BBSW and pay a fixed rate equal to 5.660% Counterparty: Westpac Banking Corp.	08/04/20	AUD	2,630,000	$84,947	$—	$84,947
Receive a fixed rate equal to 12.320% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Banco Santander, S.A.	01/02/17	BRL	840,000	10,059	—	10,059
Receive a fixed rate equal to 11.490% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/17	BRL	2,795,000	(17,538)	—	(17,538)
Receive a fixed rate equal to 12.800% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs & Co.	01/02/17	BRL	1,410,000	41,614	—	41,614
Receive a fixed rate equal to 13.900% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: JPMorgan Chase & Co.	01/02/17	BRL	2,500,000	125,924	—	125,924

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 3.328% and pay a floating rate based on 6-month GBP-LIBOR-BBA Counterparty: Barclays Bank PLC	08/03/20	GBP	1,510,000	$(32,891)	$—	$(32,891)
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.391% Counterparty: Citigroup, Inc.	10/06/19	JPY	24,000,000	(9,386)	—	(9,386)
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.563% Counterparty: JPMorgan Chase & Co.	11/09/19	JPY	77,000,000	(43,946)	—	(43,946)
Receive a floating rate based on 6-month JPY-LIBOR-BBA and pay a fixed rate equal to 1.077% Counterparty: JPMorgan Chase & Co.	08/05/20	JPY	106,000,000	3,287	—	3,287
Receive a fixed rate equal to 2.500% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Barclays Bank PLC	09/02/20	USD	2,500,000	(173,687)	—	(173,687)
				$(11,617)	$—	$(11,617)

ING Oppenheimer Global Strategic Income Portfolio Total Return Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Number of Contracts		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive the total return of custom basket of securities plus 85% of the dividends from the basket, if positive. Pay one-month CHF-LIBOR-BBA plus 30 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Citigroup, Inc.	01/12/11	CHF	4,160	$1,159	$—	$1,159
Receive the price return on Novo Nordisk A/S plus 85% of dividends, if positive. Pay one-month DKK-LIBOR-BBA plus spread of 30 basis pts. and, if negative, the absolute value of the price return of Novo Nordisk A/S. Counterparty: Citigroup, Inc.	04/06/11	DKK	407	3,812	—	3,812
Receive the total return of custom basket of securities plus 85% of the dividends from the basket, if positive. Pay one-month EUR-EURIBOR-Telerate plus 30 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Citigroup, Inc.	01/12/11	EUR	6,977	13,220	—	13,220
Receive the total return of a custom basket of securities plus the dividends from the basket, if positive. Pay one-month GBP-LIBOR-BBA plus 30 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Citigroup, Inc.	01/12/11	GBP	3,492	21,811	—	21,811
Receive one-month EUR-EURIBOR-Telerate minus 3 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross Europe EUR Index. Pay the price return on MSCI Daily TR Gross Europe EUR Index, if positive. Counterparty: Goldman Sachs & Co.	01/07/11	EUR	7,140	(5,069)	—	(5,069)
Receive one-month EUR-EURIBOR-Telerate minus 30 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross Europe EUR Index. Pay the price return on MSCI Daily TR Gross Europe EUR Index, if positive. Counterparty: Morgan Stanley	01/07/11	EUR	3,172	(7,281)	—	(7,281)
Receive the total return of a custom basket of securities plus the dividends from the basket, if positive. Pay one-month GBP-LIBOR plus 50 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Morgan Stanley	10/07/10	GBP	10,093	58,464	—	58,464
Receive the total return of custom basket of securities plus 93% of the dividends from the basket, if positive. Pay one-month JPY-LIBOR-BBA plus 80 basis pts. and, if negative, the absolute value of the total return of custom basket of securities. Counterparty: Citigroup, Inc.	04/14/11	JPY	115,331	27,723	—	27,723

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Number of Contracts		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive the total return of custom basket of securities plus 85% of the dividends from the basket, if positive. Pay one-month SEK-LIBOR plus spread of 30 basis pts. and, if negative, the absolute value of the price return of custom basket of securities. Counterparty: Citigroup, Inc.	01/07/11	SEK	11,595	$1,908	$—	$1,908
Receive one-month USD-LIBOR-BBA plus 15 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Citigroup, Inc.	10/07/11	USD	69	(26,927)	—	(26,927)
Receive the price return on MSCI Daily TR Net Japan USD Index, if positive. Pay one-month USD-LIBOR-BBA plus 20 basis pts. and, if negative, the abosulte value of the price return of the MSCI Daily TR Net Japan USD Index. Counterparty: Deutsche Bank AG	12/07/11	USD	133	28,428	—	28,428
Receive the price return on MSCI Daily TR Net Italy USD Index, if positive. Pay one-month USD-LIBOR-BBA minus 25 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Italy USD Index. Counterparty: Goldman Sachs & Co.	03/01/11	USD	74	3,106	(26)	3,132
Receive the price return on MSCI Daily TR Net Italy USD Index, if positive. Pay one-month USD-LIBOR-BBA minus 25 basis pts. and, if negative, the abosulte value of the price return of the MSCI Daily TR Net Italy USD Index. Counterparty: Goldman Sachs & Co.	03/01/11	USD	100	4,197	—	4,197
Receive the price return on MSCI Daily TR Net Italy USD Index, if positive. Pay one-month USD-LIBOR-BBA plus 25 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Italy USD Index. Counterparty: Goldman Sachs & Co.	03/04/11	USD	581	24,385	—	24,385
Receive one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Goldman Sachs & Co.	05/06/11	USD	39	(5,259)	—	(5,259)
Receive one-month USD-LIBOR-BBA minus 5 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Goldman Sachs & Co.	07/01/11	USD	76	(14,272)	38	(14,310)
Receive the total return of custom basket of securities, if positive. Pay one-month USD-LIBOR-BBA plus 18 basis pts. and, if negative, the absolute value of the price return of custom basket of securities. Counterparty: Goldman Sachs & Co.	08/05/11	USD	61,511	52,978	(6,229)	59,207
Receive one-month USD-LIBOR-BBA plus 5 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Goldman Sachs & Co.	09/02/11	USD	13	(2,441)	—	(2,441)
Receive one-month USD-LIBOR-BBA minus 5 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Goldman Sachs & Co.	11/07/11	USD	6	(1,127)	—	(1,127)
Receive one-month USD-LIBOR-BBA minus 35 basis pts. and, if negative, the absolute value of the price return of the S&P Barra Value Index. Pay the price return on S&P Barra Value Index, if positive. Counterparty: Goldman Sachs & Co.	12/08/11	USD	2,275	(60,747)	—	(60,747)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Number of Contracts		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on AMEX Consumer Staples Select Sector Index, if positive. Pay one-month USD-LIBOR-BBA plus 15 basis pts. and, if negative, the absolute value of the price return of the AMEX Consumers Staples Select Sector Index. Counterparty: Morgan Stanley	03/04/11	USD	1,346	$10,424	$(560)	$10,984
Receive the price return on AMEX Consumer Staples Select Sector Index, if positive. Pay one-month USD-LIBOR-BBA and, if negative, the absolute value of the price return of the AMEX Consumer Staples Select Sector Index. Counterparty: Morgan Stanley	09/03/11	USD	154	1,160	—	1,160
Receive the price return on AMEX Energy Select Sector Index, if positive. Pay one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the AMEX Energy Select Sector Index. Counterparty: Morgan Stanley	10/07/11	USD	653	19,319	(155)	19,474
Receive one-month USD-LIBOR-BBA minus 35 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: Morgan Stanley	10/07/11	USD	115	(20,977)	—	(20,977)
Receive the price return on AMEX Energy Select Sector Index, if positive. Pay one-month USD-LIBOR-BBA plus 10 basis pts. and, if negative, the absolute value of the price return of the AMEX Energy Select Sector Index. Counterparty: Morgan Stanley	11/04/11	USD	4	118	(1)	119
Receive the price return on MSCI Daily TR Net Singapore USD Index, if positive. Pay one-month USD-LIBOR-BBA plus 39 basis pts. and, if negative, the abosulte value of the price return of the MSCI Daily TR Net Singapore USD Index. Counterparty: Morgan Stanley	12/07/11	USD	52	11,520	—	11,520
Receive the price return on MSCI Daily TR Net Emerging Markets Korea USD Index, if positive. Pay one-month USD-LIBOR-BBA plus 30 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Net Emerging Markets Korea USD Index. Counterparty: UBS Warburg LLC	08/03/11	USD	958	46,938	(392)	47,330
Receive one-month USD-LIBOR-BBA minus 10 basis pts. and, if negative, the absolute value of the price return of the MSCI Daily TR Gross EAFE USD Index. Pay the price return on MSCI Daily TR Gross EAFE USD Index, if positive. Counterparty: UBS Warburg LLC	10/07/11	USD	149	(46,283)	35	(46,318)
Receive the price return on Health Care Select Sector Index, if positive. Pay one-month USD-LIBOR-BBA plus 8 basis pts. and, if negative, the absolute value of the price return of the Health Care Select Sector Index. Counterparty: UBS Warburg LLC	11/07/11	USD	1,383	10,283	(222)	10,505
Receive the price return on MSCI Daily TR Net Hong Kong USD Index, if positive. Pay one-month USD-LIBOR-BBA plus 46 basis pts. and, if negative, the abosulte value of the price return of the MSCI Daily TR Net Hong Kong USD Index. Counterparty: UBS Warburg LLC	12/07/11	USD	13	(11,137)	—	(11,137)
Receive the price return on S&P 600 SmallCap Index plus dividends, if positive. Pay one-month USD-LIBOR-BBA minus 16 basis pts. and, if negative, the absolute value of the price return of the S&P 600 SmallCap Index. Counterparty: UBS Warburg LLC	12/08/11	USD	3,230	47,962	—	47,962
				$187,395	$(7,512)	$194,907

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

ING Oppenheimer Global Strategic Income Portfolio Volatility Swap Agreements Outstanding on December 31, 2010:

Reference Entity/ Swap Counterparty	Termination Date	Number of Contracts		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay the Historic Volatility of the mid CHF/SEK spot exchange rate during the Observation Period. Receive a fixed rate of 10.30% Counterparty: Citigroup, Inc.	01/12/11	CHF	2,600	$(289)	$—	$(289)
Pay the Historic Volatility of the mid CHF/SEK spot exchange rate during the Observation Period. Receive a fixed rate of 10.55% Counterparty: Credit Suisse First Boston	01/11/11	CHF	2,600	311	—	311
Pay the Historic Volatility of the mid CHF/SEK spot exchange rate during the Observation Period. Receive a fixed rate of 10.55% Counterparty: Deutsche Bank AG	01/14/11	CHF	2,500	(2,271)	—	(2,271)
Pay the Historic Volatility of the mid CHF/SEK spot exchange rate during the Observation Period. Receive a fixed rate of 11.60% Counterparty: Deutsche Bank AG	01/06/11	CHF	2,600	3,362	—	3,362
Pay the Historic Volatility of the mid EUR/NZD spot exchange rate during the Observation Period. Receive a fixed rate of 9.50% Counterparty: Citigroup, Inc.	01/06/11	EUR	2,000	(2,070)	—	(2,070)
Pay the Historic Volatility of the mid EUR/NZD spot exchange rate during the Observation Period. Receive a fixed rate of 10.01% Counterparty: Credit Suisse First Boston	01/04/11	EUR	2,000	(371)	—	(371)
Pay the Historic Volatility of the mid EUR/NZD spot exchange rate during the Observation Period. Receive a fixed rate of 9.60% Counterparty: Deutsche Bank AG	01/05/11	EUR	1,900	(1,701)	—	(1,701)
Pay the Historic Volatility of the mid EUR/NZD spot exchange rate during the Observation Period. Receive a fixed rate of 9.30% Counterparty: Merrill Lynch & Co., Inc.	01/06/11	EUR	2,000	(1,572)	—	(1,572)
				$(4,601)	$—	$(4,601)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$185,265
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,627,524
Credit contracts	Swaps, at fair value	671,506
Equity contracts	Swaps, at fair value	388,915
Foreign exchange contracts	Swaps, at fair value	3,673
Interest rate contracts	Swaps, at fair value	265,831
Equity contracts	Net Assets — Unrealized appreciation**	1,472
Interest rate contracts	Net Assets — Unrealized appreciation**	61,847
Total Asset Derivatives		$3,206,033
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,860,839
Credit contracts	Swaps, at fair value	917,579
Equity contracts	Swaps, at fair value	201,520
Foreign exchange contracts	Swaps, at fair value	8,274
Interest rate contracts	Swaps, at fair value	277,448
Equity contracts	Net Assets — Unrealized depreciation**	113,045
Interest rate contracts	Net Assets — Unrealized depreciation**	1,100,457
Total Liability Derivatives		$6,479,162

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL   SUMMARY PORTFOLIO OF INVESTMENTS
STRATEGIC INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,734,671	$—	$1,734,671
Equity contracts	21,178	—	(848,474)	151,250	(17,480)	(693,526)
Foreign exchange contracts	(998,637)	(91,714)	—	147,398	890,048	(52,905)
Interest rate contracts	(1,624,216)	—	7,160,431	2,330,619	—	7,866,834
Total	$(2,601,675)	$(91,714)	$6,311,957	$4,363,938	$872,568	$8,855,074
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(105,591)	$—	$(105,591)
Equity contracts	—	—	(57,580)	401,067	—	343,487
Foreign exchange contracts	5,784,542	(1,541,759)	—	(4,601)	(1,200)	4,236,982
Interest rate contracts	—	—	(549,913)	(1,662,480)	—	(2,212,393)
Total	$5,784,542	$(1,541,759)	$(607,493)	$(1,371,605)	$(1,200)	$2,262,485

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010

Principal Amount				Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 25.1%
		Consumer Discretionary: 0.1%
			Other Securities	$1,097,094	0.1
		Consumer Staples: 0.6%
	$6,000,000	S	Anheuser-Busch InBev Worldwide, Inc., 4.125%- 5.375%, due 01/15/15- 01/15/20	6,419,199	0.5
			Other Securities	800,719	0.1
				7,219,918	0.6
		Energy: 1.4%
	300,000	#,L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	313,500	0.0
	3,800,000	L,S	Petroleos Mexicanos, 6.000%- 8.000%, due 05/03/19- 03/05/20	4,409,500	0.4
	5,400,000	S	Transocean, Inc., 1.500%, due 12/15/37	5,346,000	0.4
			Other Securities	6,606,074	0.6
				16,675,074	1.4
		Financials: 19.4%
	5,100,000	S	Ally Financial, Inc., 6.875%, due 09/15/11	5,265,750
	100,000	#,S	Ally Financial, Inc., 7.500%, due 09/15/20	105,375	0.9
	4,629,000	S	Ally Financial, Inc., 5.375%- 7.250%, due 03/02/11- 05/23/12	4,730,451
EUR	6,100,000	S	American General Finance Corp., 4.125%, due 11/29/13	6,855,887	1.0
	$5,000,000	S	American General Finance Corp., 4.875%-6.900%, due 08/17/11- 12/15/17	4,754,750

Principal Amount				Value	Percent of Net Assets
CAD	1,000,000		American International Group, Inc., 4.900%, due 06/02/14	$998,190	0.4
	$3,300,000	S	American International Group, Inc., 5.850%, due 01/16/18	3,412,540
	800,000	#,S	ANZ National International Ltd., 6.200%, due 07/19/13	881,301	0.1
	1,700,000	#,S	Banco Santander Chile, 1.539%, due 04/20/12	1,700,017	0.2
	5,600,000	S	Bank of America Corp., 0.616%- 6.500%, due 08/01/16- 12/01/17	5,981,721	0.5
	300,000	#,L	Bank of China Hong Kong Ltd., 5.550%, due 02/11/20	313,984	0.0
	600,000	#,S	Bank of Montreal, 2.850%, due 06/09/15	610,107	0.1
	800,000	#	Bank of Nova Scotia, 1.650%, due 10/29/15	765,580	0.1
	700,000	#,S	Barclays Bank PLC, 6.050%, due 12/04/17	719,070	0.4
	4,100,000	S	Barclays Bank PLC, 5.450%, due 09/12/12	4,395,647
	4,000,000	S	Bear Stearns Cos., Inc., 6.400%- 6.950%, due 08/10/12- 10/02/17	4,461,053	0.4
	2,200,000	#,S	BNP Paribas, 5.186%, due 06/29/49	2,018,500	0.2
	300,000	#	BPCE S.A., 2.375%, due 10/04/13	299,301	0.0
	8,400,000	S	Citigroup, Inc., 5.300%-8.500%, due 08/27/12- 05/22/19	9,037,924	0.8
	6,300,000	#,S	Commonwealth Bank of Australia, 0.723%, due 07/12/13	6,315,989	0.6

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials (continued)
	$1,100,000	#,S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	$1,077,870	0.6
	700,000	#,S	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, due 01/15/19	854,799	0.1
	5,700,000	#,S	Credit Agricole S.A., 8.375%, due 12/13/49	5,885,250	0.5
	3,300,000	#,S	Dexia Credit Local, 0.768%, due 04/29/14	3,290,338	0.4
	1,400,000	#,S	Dexia Credit Local, 0.953%, due 09/23/11	1,403,951
	11,900,000	#,S	FIH Erhvervsbank A/S, 0.672%, due 06/13/13	11,896,632	1.0
EUR	4,800,000	S	General Electric Capital Corp., 5.500%, due 09/15/67	5,580,426	0.6
	$1,700,000	S	General Electric Capital Corp., 5.875%-6.875%, due 01/14/38- 01/10/39	1,865,082
	6,050,000	S	Goldman Sachs Group, Inc., 5.950%-6.750%, due 09/01/17- 10/01/37	6,428,590	0.6
EUR	3,200,000	S	International Lease Finance Corp., 1.425%, due 08/15/11	4,209,300
	$700,000	#,S	International Lease Finance Corp., 6.750%, due 09/01/16	750,750	1.1
	7,300,000	S	International Lease Finance Corp., 5.300%- 5.450%, due 03/24/11- 05/01/12	7,401,500
	5,600,000	S	Intesa Sanpaolo/ New York, 2.375%, due 12/21/12	5,623,010	0.5
	1,900,000	S	JPMorgan Chase Bank NA, 0.632%-6.000%, due 06/13/16- 01/15/18	1,967,756	0.2

Principal Amount				Value	Percent of Net Assets
	$6,700,000	#,S	Lloyds TSB Bank PLC, 5.800%, due 01/13/20	$6,626,816	0.6
	3,000,000	#,S	Macquarie Group Ltd., 7.300%, due 08/01/14	3,278,757	0.3
	5,400,000	#,S	Metropolitan Life Global Funding I, 0.689%, due 07/13/11	5,406,977	0.5
	500,000	#,S	Monumental Global Funding Ltd., 5.500%, due 04/22/13	535,351	0.0
	3,400,000	S	National City Corp., 4.000%, due 02/01/11	3,413,377	0.3
	1,400,000	#,S	Nationwide Building Society, 6.250%, due 02/25/20	1,461,435	0.1
	4,800,000	S	Nomura Holdings, Inc., 6.700%, due 03/04/20	5,146,258	0.4
	600,000	#,S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	465,000	0.0
	4,100,000	#,S	Royal Bank of Scotland PLC, 0.686%, due 04/08/11	4,102,009	0.4
	8,400,000	#,S	Royal Bank of Scotland PLC, 1.450%, due 10/20/11	8,448,829	0.7
	1,600,000	#,S	Royal Bank of Scotland PLC, 2.625%, due 05/11/12	1,638,402
	1,600,000	#,S	Royal Bank of Scotland PLC, 3.000%, due 12/09/11	1,633,682	0.3
	200,000	#,S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	205,004
	6,400,000	#,S	Santander US Debt S.A. Unipersonal, 1.103%, due 03/30/12	6,327,968	0.5
EUR	2,800,000	S	SLM Corp., 3.125%, due 09/17/12	3,651,652	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials (continued)
	$2,400,000	S	SLM Corp., 0.502%, due 03/15/11	$2,391,487
	200,000	#,S	Societe Generale, 5.922%, due 12/31/49	176,870	0.0
	1,000,000	#,S	State Bank of India/London, 4.500%, due 07/27/15	1,023,315	0.1
	400,000	#,S	Sydney Air, 5.125%, due 02/22/21	386,093	0.0
	700,000	#,S	Temasek Financial I Ltd., 4.300%, due 10/25/19	715,788	0.1
	300,000	#,S	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, due 08/07/18	371,979	0.0
	400,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, due 11/22/17	401,000	0.0
EUR	1,200,000	S	Wells Fargo & Company, 1.222%, due 03/23/16	1,524,077	0.2
	$1,200,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	1,330,544
	3,400,000	#,S	Westpac Banking Corp., 3.585%, due 08/14/14	3,627,038	0.3
	146,000	#,S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	143,026	0.0
			Other Securities (a)	39,307,932	3.4
				225,599,057	19.4
		Health Care: 0.7%
	1,400,000	#,S	Roche Holdings, Inc., 7.000%, due 03/01/39	1,771,491	0.2
			Other Securities	6,118,535	0.5
				7,890,026	0.7
		Industrials: 0.2%
	700,000	#,S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	495,223	0.0
			Other Securities	1,798,776	0.2
				2,293,999	0.2

Principal Amount			Value	Percent of Net Assets
	Information Technology: 0.7%
$5,700,000	S	International Business Machines Corp., 5.700%, due 09/14/17	$6,551,438	0.6
		Other Securities	1,396,261	0.1
			7,947,699	0.7
	Materials: 0.3%
1,500,000	#,S	CSN Resources S.A., 6.500%, due 07/21/20	1,590,000	0.2
300,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	302,250	0.0
		Other Securities	1,216,869	0.1
			3,109,119	0.3
	Telecommunication Services: 1.2%
5,516,000	S	AT&T, Inc., 4.950%-6.300%, due 01/15/13- 01/15/38	5,918,491	0.5
4,900,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 2.884%, due 05/20/11	4,949,593	0.4
200,000	#,S	Qtel International Finance Ltd., 4.750%, due 02/16/21	191,568	0.0
		Other Securities	2,973,629	0.3
			14,033,281	1.2
	Utilities: 0.5%
600,000	#,S	EDF S.A., 5.500%, due 01/26/14	659,066
600,000	#,S	EDF S.A., 6.500%, due 01/26/19	701,183	0.2
600,000	#,S	Electricite de France SA, 6.950%, due 01/26/39	712,364
2,100,000	#,S	Enel Finance International S.A., 6.250%, due 09/15/17	2,296,776	0.2
		Other Securities	1,913,353	0.1
			6,282,742	0.5
		Total Corporate Bonds/Notes ( Cost $281,339,659 )	292,148,009	25.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 53.6%
	Federal Home Loan Bank: 0.1%
		Other Securities	$925,911	0.1
	Federal Home Loan Mortgage Corporation##: 6.5%
$9,200,000	S	0.515%, due 11/26/12	9,174,746
5,600,000	S	2.500%, due 01/07/14- 04/23/14	5,818,285
16,993,212	S	4.500%, due 01/15/13- 08/01/40	18,049,244
8,389,407	S	5.500%, due 07/18/16- 07/01/38	9,009,548
10,755,594	S	6.000%, due 10/01/17- 08/01/39	11,670,718
21,291,198	W,L,^,S	0.410%-5.250%, due 05/29/13- 10/25/44	22,298,657
			76,021,198	6.5
	Federal National Mortgage Association##: 46.9%
9,500,000	S	0.500%, due 10/30/12	9,462,029
29,200,000	L	0.750%, due 12/18/13	28,894,889
13,900,000	S	1.000%, due 09/23/13	13,888,268
7,300,000	S	1.125%, due 09/30/13	7,320,725
86,300,000	W	4.000%, due 01/25/24- 08/25/40	86,009,114
13,500,000	S	4.125%, due 04/15/14	14,734,805
157,300,000	W	4.500%, due 01/25/24- 01/25/39	161,852,899
66,761,036	S	4.500%, due 06/01/38- 09/01/40	68,617,785
32,200,000	W	5.000%, due 01/13/40	33,855,273
6,172,234		5.000%, due 03/15/16- 07/01/39	6,674,570
30,900,000	W	5.500%, due 01/25/39	33,063,000
9,000,000	W	6.000%, due 01/15/33	9,783,288
28,826,922	S	6.000%, due 06/01/17- 10/01/38	31,411,980

Principal Amount			Value	Percent of Net Assets
$37,671,945	W,L,S	0.321%-6.500%, due 09/24/12- 10/01/44	$39,234,861	46.9
			544,803,486	46.9
	Government National Mortgage Association: 0.1%
		Other Securities (b)	1,125,910	0.1
		Total U.S. Government Agency Obligations ( Cost $626,847,826 )	622,876,505	53.6
U.S. TREASURY OBLIGATIONS: 38.5%
	U.S. Treasury Notes: 36.9%
15,100,000	L	0.500%, due 11/30/12	15,082,892
275,100,000		0.500%, due 10/15/13- 11/15/13	272,038,316
41,000,000	S	0.750%, due 08/15/13- 09/15/13	40,902,732
26,000,000	S	1.000%, due 07/15/13	26,132,002
11,200,000	S	1.125%, due 06/15/13	11,293,587
8,900,000	S	1.875%, due 06/30/15	8,936,855
31,100,000	S	2.125%, due 11/30/14- 05/31/15	31,679,031
8,800,000		2.375%, due 09/30/14- 10/31/14	9,112,529
7,300,000		2.500%, due 04/30/15	7,548,091
6,300,000		1.375%-2.625%, due 12/31/14- 11/30/15	6,456,713
			429,182,748	36.9
	Treasury Inflation Indexed Protected Securitiesip: 1.6%
5,556,629	S	2.375%, due 01/15/25- 01/15/27	6,194,643
5,297,136	S	2.500%, due 01/15/29	6,027,150
5,918,924	S	1.250%-3.875%, due 07/15/20- 04/15/29	6,600,336
			18,822,129	1.6
		Total U.S. Treasury Obligations ( Cost $450,141,981 )	448,004,877	38.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
ASSET-BACKED SECURITIES: 0.4%
		Automobile Asset-Backed Securities: 0.1%
	$294,663	#,S	Ally Auto Receivables Trust, 1.320%, due 03/15/12	$295,138	0.1
			Other Securities	225,663	0.0
				520,801	0.1
		Credit Card Asset-Backed Securities: 0.1%
			Other Securities	1,407,613	0.1
		Home Equity Asset-Backed Securities: 0.0%
			Other Securities	496,327	0.0
		Other Asset-Backed Securities: 0.2%
	274,110	S	JPMorgan Mortgage Acquisition Corp., 0.321%, due 03/25/47	214,457	0.0
			Other Securities	1,962,454	0.2
				2,176,911	0.2
			Total Asset- Backed Securities ( Cost $4,969,424 )	4,601,652	0.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.9%
	16,800,000	#,S	Arkle Master Issuer PLC, 0.374%, due 02/17/52	16,619,618	1.4
EUR	1,000,000	#	Arran Residential Mortgages Funding PLC, 2.203%, due 05/16/47	1,335,213	0.3
EUR	1,700,000	#	Arran Residential Mortgages Funding PLC, 2.403%, due 05/16/47	2,264,048
	$1,600,000	#,S	BCRR Trust, 5.858%, due 07/17/40	1,688,751	0.1
	5,020,314	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.730%-5.380%, due 11/25/34- 02/25/36	4,718,057	0.4

Principal Amount			Value	Percent of Net Assets
$806,571	#,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.601%, due 06/25/35	$696,677	0.2
1,263,130	S	Countrywide Home Loan Mortgage Pass-through Trust, 2.920%- 3.121%, due 11/25/34- 02/20/35	1,073,644
2,385,382	#,S	Credit Suisse Mortgage Capital Certificates, 0.490%, due 10/15/21	2,256,128	0.4
2,400,000	S	Credit Suisse Mortgage Capital Certificates, 5.659%-5.695%, due 03/15/39- 09/15/40	2,470,814
8,698,141	S	Granite Master Issuer PLC, 0.351%, due 12/20/54	8,097,969	0.7
695,778	#,S	GS Mortgage Securities Corp. II, 0.351%, due 03/06/20	679,094	0.1
1,700,000	#,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	1,620,006	1.0
9,164,638	S	JPMorgan Mortgage Trust, 3.112%-5.882%, due 02/25/35- 02/15/51	9,533,919
4,800,000	S	Morgan Stanley Capital I, 5.809%-5.879%, due 06/11/49- 12/12/49	5,147,373	0.4
209,732	#,S	Structured Asset Securities Corp., 2.856%, due 10/25/35	168,656	0.0
805,876	#,S	Wachovia Bank Commercial Mortgage Trust, 0.340%, due 06/15/20	754,192	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$400,000	S	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	$408,531
354,536	#,R,X,^,S	Washington Mutual Mortgage Pass-through Certificates, 0.000%, due 12/25/27	19,499	0.4
5,119,089	S	Washington Mutual Mortgage Pass-through Certificates, 0.571%-5.752%, due 12/25/27- 08/25/46	4,113,512
		Other Securities	15,916,791	1.4
		Total Collateralized Mortgage Obligations ( Cost $78,929,117 )	79,582,492	6.9
MUNICIPAL BONDS: 2.8%
	California: 1.0%
6,000,000	S	Southern California Public Power Authority, 5.943%, due 07/01/40	5,601,120	0.5
		Other Securities	5,578,393	0.5
			11,179,513	1.0
	Illinois: 0.3%
		Other Securities	3,683,317	0.3
	Nebraska: 0.0%
		Other Securities	494,255	0.0
	Nevada: 0.3%
		Other Securities	3,941,784	0.3
	New Jersey: 0.1%
		Other Securities	599,370	0.1

Principal Amount				Value	Percent of Net Assets
		New York: 0.6%
	$6,800,000	S	New York City Municipal Water Finance Authority, 5.882%-6.282%, due 06/15/42- 06/15/44	$6,789,592	0.6
			Other Securities	274,824	0.0
				7,064,416	0.6
		Ohio: 0.0%
			Other Securities	287,640	0.0
		Texas: 0.5%
	5,100,000		City of San Antonio TX, 5.808%-6.308%, due 02/01/37- 02/01/41	5,133,063	0.5
			Other Securities	396,664	0.0
				5,529,727	0.5
		Wisconsin: 0.0%
			Other Securities	110,772	0.0
			Total Municipal Bonds ( Cost $33,459,359 )	32,890,794	2.8
OTHER BONDS: 8.0%
		Foreign Government Bonds: 8.0%
CAD	1,800,000	S	Canadian Government International Bond, 2.000%, due 12/01/14	1,797,665
CAD	2,600,000		Canadian Government International Bond, 2.500%, due 09/01/13	2,657,476	0.5
CAD	300,000		Canadian Government International Bond, 3.000%, due 12/01/15	309,866
CAD	900,000	S	Canadian Government International Bond, 4.500%, due 06/01/15	988,796
	$600,000	#,S	Export-Import Bank of China, 4.875%, due 07/21/15	646,369	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Foreign Government Bonds (continued)
JPY	4,620,000,000	Z	Japan Treasury Discount Bill, 0.090%, due 01/31/11	$56,899,224	5.1
JPY	160,000,000	Z	Japan Treasury Discount Bill, 0.110%, due 03/14/11	1,970,231
	$400,000	#,S	Korea Housing Finance Corp., 4.125%, due 12/15/15	404,166	0.0
	5,000,000	S	Mexico Government International Bond, 8.125%, due 12/30/19	6,387,500	0.6
	600,000	S	Mexico Government International Bond, 6.050%, due 01/11/40	616,500
CAD	200,000		Province of Ontario, 4.200%, due 03/08/18	211,600
CAD	1,000,000		Province of Ontario, 4.200%, due 06/02/20	1,037,453
CAD	400,000		Province of Ontario, 4.300%, due 03/08/17	428,422
CAD	1,000,000		Province of Ontario, 4.400%, due 06/02/19	1,061,309	1.0
CAD	600,000		Province of Ontario, 4.600%, due 06/02/39	628,513
CAD	7,900,000		Province of Ontario, 4.700%, due 06/02/37	8,360,429
CAD	300,000		Province of Ontario, 5.500%, due 06/02/18	341,474
	$1,000,000	#,S	Societe Financement de l'Economie Francaise, 0.489%, due 07/16/12	1,002,770	0.2
EUR	700,000	S	Societe Financement de l'Economie Francaise, 2.125%, due 05/20/12	949,261

Principal Amount			Value	Percent of Net Assets
$200,000	#,S	Societe Financement de l'Economie Francaise, 3.375%, due 05/05/14	$210,808	0.2
		Other Securities	6,026,774	0.5
		Total Other Bonds ( Cost $90,541,669 )	92,936,606	8.0
Shares			Value	Percent of Net Assets
PREFERRED STOCK: 1.4%
	Consumer Discretionary: 0.1%
		Other Securities	$495,750	0.1
	Financials: 1.3%
77,500	S	American International Group, Inc.	681,225	0.0
858,000	S	Citigroup, Inc.	11,195,184	1.0
3,400	S	Wells Fargo & Co.	3,401,870	0.3
			15,278,279	1.3
		Total Preferred Stock ( Cost $19,231,024 )	15,774,029	1.4
# of Contracts			Value	Percent of Net Assets
POSITIONS IN PURCHASED OPTIONS: 0.0%
	Options on Exchange-Traded Futures Contracts: 0.0%
450	@	Put Option CME 90-Day Eurodollar March Futures Strike @ $95.625 - Exp 03/14/11	$2,813	0.0
23	@	Put Option CME 90-Day Eurodollar March Futures Strike @ $96.875 - Exp 03/14/11	144	0.0
4	@	Put Option CME 90-Day Eurodollar March Futures Strike @ $97.000 - Exp 03/14/11	25	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

# of Contracts			Value	Percent of Net Assets
	Options on Exchange-Traded Futures Contracts (continued)
30	@	Put Option CME 90-Day Eurodollar March Futures Strike @ $97.125 - Exp 03/14/11	$188	0.0
400	@	Put Option CME 90-Day Eurodollar June Futures Strike @ $95.000 - Exp 06/13/11	2,500	0.0
		Total Purchased Options ( Cost $7,936 )	5,670	0.0
		Total Long-Term Investments ( Cost $1,585,467,995 )	1,588,820,634	136.7
Principal Amount			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.6%
	U.S. Treasury Bills: 0.1%
$1,300,000		0.030%, due 01/20/11	$1,299,960	0.1
		Total U.S. Treasury Bills ( Cost $1,299,960 )	1,299,960	0.1
Shares			Value	Percent of Net Assets
	Securities Lending Collateralcc: 4.5%
51,628,996		BNY Mellon Overnight Government Fund (1)	$51,628,996	4.5
221,484	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	177,187	0.0
		Total Securities Lending Collateral ( Cost $51,850,480 )	51,806,183	4.5
		Total Short-Term Investments ( Cost $53,150,440 )	53,106,143	4.6

	Value	Percent of Net Assets
Total Investments in Securities ( Cost $1,638,618,435 ) *	$1,641,926,777	141.3
Other Assets and Liabilities - Net	(479,619,430)	(41.3)
Net Assets	$1,162,307,347	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security has been identified by the Portfolio to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

CAD  Canadian Dollar

EUR  EU Euro

JPY  Japanese Yen

(a)  The grouping contains securities in default.

(b)  The grouping contains when-issued securities.

*  Cost for federal income tax purposes is $1,641,275,580.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$26,669,123
Gross Unrealized Depreciation	(26,017,926)
Net Unrealized Appreciation	$651,197

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Preferred Stock	$3,401,870	$12,372,159	$—	$15,774,029
Positions In Purchased Options	5,670	—	—	5,670
Corporate Bonds/Notes	999,426	288,753,332	2,395,251	292,148,009
U.S. Government Agency Obligations	—	622,876,505	—	622,876,505
U.S. Treasury Obligations	—	448,004,877	—	448,004,877
Asset-Backed Securities	—	4,601,652	—	4,601,652
Collateralized Mortgage Obligations	—	79,582,492	—	79,582,492
Municipal Bonds	—	32,890,794	—	32,890,794
Other Bonds	—	91,933,836	1,002,770	92,936,606
Short-Term Investments	51,628,996	1,299,960	177,187	53,106,143
Total Investments, at value	$56,035,962	$1,582,315,607	$3,575,208	$1,641,926,777
Other Financial Instruments+:
Forward foreign currency contracts	—	3,429,891	—	3,429,891
Futures	297,093	—	—	297,093
Swaps, at fair value	—	8,078,871	—	8,078,871
Total Assets	$56,333,055	$1,593,824,369	$3,575,208	$1,653,732,632
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,226,764)	$—	$(1,226,764)
Futures	(1,189,282)	—	—	(1,189,282)
Swaps, at fair value	—	(549,806)	—	(549,806)
Written options	—	(4,059,392)	—	(4,059,392)
Total Liabilities	$(1,189,282)	$(5,835,962)	$—	$(7,025,244)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$2,354,375	$—	$(41,145)	$—	$82,021	$—	$—	$2,395,251
Other Bonds	999,254	—	—	—	—	3,516	—	—	1,002,770
Short-Term Investments	177,187	—	—	—	—	—	—	—	177,187
Total Investments, at value	$1,176,441	$2,354,375	$—	$(41,145)	$—	$85,537	$—	$—	$3,575,208
Other Financial Instruments+:
Swaps, at fair value	$72,803	$—	$—	$—	$—	$—	$—	$(72,803)	$—
Total Assets	$1,249,244	$2,354,375	$—	$(41,145)	$—	$85,537	$—	$(72,803)	$3,575,208

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $85,537.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

'+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	South Korean Won KRW 223,800,000	BUY	5/9/11	$200,000	$196,086	$(3,914)
Barclays Bank PLC	Australian Dollar AUD 400,000	BUY	1/28/11	395,669	407,563	11,894
Barclays Bank PLC	Japanese Yen JPY 24,946,000	BUY	1/14/11	299,554	307,305	7,751
Barclays Bank PLC	Mexican Peso MXN 6,247,000	BUY	2/22/11	500,000	503,901	3,901
Barclays Bank PLC	South African Rand ZAR 760,150	BUY	9/13/11	100,000	111,285	11,285
Barclays Bank PLC	South African Rand ZAR 1,456,800	BUY	1/28/11	200,000	220,196	20,196
Barclays Bank PLC	Chinese Yuan CNY 643,000	BUY	11/15/11	100,078	98,075	(2,003)
Barclays Bank PLC	Chinese Yuan CNY 12,550,000	BUY	2/13/12	1,962,900	1,916,265	(46,635)
Barclays Bank PLC	Indonesian Rupiah IDR 2,817,096,000	BUY	7/27/11	305,046	302,232	(2,814)
Barclays Bank PLC	Indian Rupee INR 45,660,000	BUY	1/12/11	1,000,000	1,018,885	18,885
Barclays Bank PLC	Indian Rupee INR 11,632,000	BUY	3/9/11	257,402	256,905	(497)
Barclays Bank PLC	Indian Rupee INR 72,948,000	BUY	5/9/11	1,574,531	1,592,878	18,347
Barclays Bank PLC	South Korean Won KRW 70,000,000	BUY	5/9/11	62,316	61,331	(985)
Barclays Bank PLC	Mexican Peso MXN 2,606,180	BUY	2/22/11	200,000	210,222	10,222
Barclays Bank PLC	Mexican Peso MXN 12,932,500	BUY	2/22/11	1,000,000	1,043,172	43,172
Barclays Bank PLC	Mexican Peso MXN 1,282,850	BUY	2/22/11	100,000	103,478	3,478
Barclays Bank PLC	Mexican Peso MXN 7,503,900	BUY	2/22/11	600,000	605,286	5,286
Barclays Bank PLC	Malaysian Ringgit MYR 620,000	BUY	2/7/11	199,569	200,535	966
Barclays Bank PLC	Malaysian Ringgit MYR 990,000	BUY	2/7/11	319,098	320,209	1,111
Barclays Bank PLC	Philippine Peso PHP 4,485,000	BUY	6/15/11	100,000	102,124	2,124
Barclays Bank PLC	Philippine Peso PHP 8,937,000	BUY	6/15/11	200,000	203,497	3,497
Barclays Bank PLC	Philippine Peso PHP 4,450,000	BUY	6/15/11	100,000	101,327	1,327
Barclays Bank PLC	Philippine Peso PHP 22,225,000	BUY	6/15/11	500,000	506,067	6,067
Barclays Bank PLC	Philippine Peso PHP 17,748,000	BUY	6/15/11	400,000	404,125	4,125
Barclays Bank PLC	Philippine Peso PHP 4,248,000	BUY	4/15/11	100,000	96,900	(3,100)
Barclays Bank PLC	Turkish Lira TRY 151,510	BUY	1/27/11	100,000	97,814	(2,186)
Barclays Bank PLC	Turkish Lira TRY 574,712	BUY	1/27/11	400,000	371,032	(28,968)
Barclays Bank PLC	Turkish Lira TRY 310,410	BUY	1/27/11	200,000	200,399	399
Barclays Bank PLC	Indonesian Rupiah IDR 1,494,400,000	BUY	7/27/11	160,000	160,327	327
Barclays Bank PLC	Mexican Peso MXN 10,926,930	BUY	2/22/11	851,073	881,397	30,324
Barclays Bank PLC	Mexican Peso MXN 1,649,785	BUY	2/22/11	124,700	133,076	8,376
Citigroup, Inc.	Brazilian Real BRL 31,469,761	BUY	3/2/11	18,453,009	18,705,204	252,195
Citigroup, Inc.	Chinese Yuan CNY 3,866,231	BUY	11/15/11	595,125	589,703	(5,422)
Citigroup, Inc.	Indonesian Rupiah IDR 668,500,000	BUY	7/27/11	70,000	71,720	1,720
Citigroup, Inc.	Indonesian Rupiah IDR 1,048,300,000	BUY	7/27/11	110,000	112,467	2,467

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Indonesian Rupiah IDR 1,654,740,000	BUY	4/15/11	$180,000	$180,646	$646
Citigroup, Inc.	Indonesian Rupiah IDR 2,888,200,000	BUY	7/27/11	310,659	309,861	(798)
Citigroup, Inc.	Indonesian Rupiah IDR 3,856,000,000	BUY	7/27/11	422,344	413,691	(8,653)
Citigroup, Inc.	Indian Rupee INR 27,288,000	BUY	1/12/11	600,000	608,921	8,921
Citigroup, Inc.	South Korean Won KRW 245,000,000	BUY	5/9/11	218,399	214,660	(3,739)
Citigroup, Inc.	South Korean Won KRW 271,800,000	BUY	5/9/11	240,637	238,141	(2,496)
Citigroup, Inc.	South Korean Won KRW 168,000,000	BUY	5/9/11	150,000	147,196	(2,804)
Citigroup, Inc.	South Korean Won KRW 224,400,000	BUY	5/9/11	200,000	196,611	(3,389)
Citigroup, Inc.	South Korean Won KRW 166,890,000	BUY	5/9/11	150,000	146,223	(3,777)
Citigroup, Inc.	South Korean Won KRW 168,750,000	BUY	5/9/11	150,000	147,853	(2,147)
Citigroup, Inc.	South Korean Won KRW 228,040,000	BUY	5/9/11	200,000	199,800	(200)
Citigroup, Inc.	South Korean Won KRW 230,820,000	BUY	1/19/11	200,000	203,151	3,151
Citigroup, Inc.	Mexican Peso MXN 1,304,400	BUY	2/22/11	100,000	105,217	5,217
Citigroup, Inc.	Mexican Peso MXN 1,269,650	BUY	2/22/11	100,000	102,414	2,414
Citigroup, Inc.	Mexican Peso MXN 5,076,600	BUY	2/22/11	400,000	409,493	9,493
Citigroup, Inc.	Mexican Peso MXN 2,538,400	BUY	2/22/11	200,000	204,755	4,755
Citigroup, Inc.	Mexican Peso MXN 2,461,000	BUY	2/22/11	200,000	198,511	(1,489)
Citigroup, Inc.	Mexican Peso MXN 4,927,200	BUY	2/22/11	400,000	397,442	(2,558)
Citigroup, Inc.	Mexican Peso MXN 1,239,500	BUY	2/22/11	100,000	99,982	(18)
Citigroup, Inc.	Mexican Peso MXN 2,477,000	BUY	2/22/11	200,000	199,802	(198)
Citigroup, Inc.	Mexican Peso MXN 1,257,100	BUY	2/22/11	100,000	101,401	1,401
Citigroup, Inc.	Malaysian Ringgit MYR 570,000	BUY	2/7/11	183,871	184,363	492
Citigroup, Inc.	Philippine Peso PHP 6,840,000	BUY	6/15/11	155,561	155,748	187
Citigroup, Inc.	Philippine Peso PHP 7,300,000	BUY	6/15/11	166,211	166,222	11
Citigroup, Inc.	Philippine Peso PHP 2,137,500	BUY	4/15/11	50,000	48,758	(1,242)
Citigroup, Inc.	Philippine Peso PHP 4,270,000	BUY	6/15/11	100,000	97,229	(2,771)
Citigroup, Inc.	Philippine Peso PHP 4,310,000	BUY	11/15/11	100,000	97,867	(2,133)
Citigroup, Inc.	Philippine Peso PHP 4,339,500	BUY	11/15/11	100,000	98,537	(1,463)
Citigroup, Inc.	Philippine Peso PHP 6,525,000	BUY	11/15/11	150,000	148,164	(1,836)
Citigroup, Inc.	Philippine Peso PHP 8,722,000	BUY	4/15/11	200,000	198,955	(1,045)
Citigroup, Inc.	Philippine Peso PHP 8,910,000	BUY	11/15/11	200,000	202,320	2,320
Citigroup, Inc.	Philippine Peso PHP 10,296,985	BUY	2/7/11	233,333	235,096	1,763
Citigroup, Inc.	Philippine Peso PHP 13,263,000	BUY	11/15/11	300,000	301,164	1,164
Citigroup, Inc.	Singapore Dollar SGD 257,280	BUY	6/9/11	200,000	200,478	478
Citigroup, Inc.	Turkish Lira TRY 303,000	BUY	1/27/11	200,000	195,615	(4,385)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro EUR 10,062,000	BUY	1/6/11	$13,628,577	$13,445,796	$(182,781)
Citigroup, Inc.	Japanese Yen JPY 58,630,000	BUY	1/14/11	696,299	722,253	25,954
Citigroup, Inc.	Japanese Yen JPY 41,221,000	BUY	1/14/11	504,158	507,794	3,636
Citigroup, Inc.	Singapore Dollar SGD 132,160	BUY	3/9/11	100,000	102,986	2,986
Citigroup, Inc.	Singapore Dollar SGD 128,466	BUY	2/24/11	100,000	100,107	107
Credit Suisse First Boston	Australian Dollar AUD 2,680,000	BUY	1/28/11	2,548,165	2,730,675	182,510
Credit Suisse First Boston	Turkish Lira TRY 150,910	BUY	1/27/11	100,000	97,427	(2,573)
Credit Suisse First Boston	Japanese Yen JPY 124,138,000	BUY	1/14/11	1,474,043	1,529,234	55,191
Credit Suisse First Boston	Japanese Yen JPY 33,131,000	BUY	1/14/11	393,405	408,135	14,730
Deutsche Bank AG	Taiwan New Dollar TWD 1,336,000	BUY	1/14/11	43,187	45,842	2,655
Deutsche Bank AG	Taiwan New Dollar TWD 406,749	BUY	1/14/11	12,921	13,957	1,036
Deutsche Bank AG	Indonesian Rupiah IDR 3,902,000,000	BUY	10/31/11	420,701	412,285	(8,416)
Deutsche Bank AG	Malaysian Ringgit MYR 1,000,000	BUY	2/7/11	322,217	323,443	1,226
Deutsche Bank AG	Philippine Peso PHP 6,858,000	BUY	6/15/11	156,361	156,158	(203)
Deutsche Bank AG	Philippine Peso PHP 4,321,000	BUY	6/15/11	100,000	98,390	(1,610)
Deutsche Bank AG	Philippine Peso PHP 6,607,500	BUY	11/15/11	150,000	150,037	37
Deutsche Bank AG	Taiwan New Dollar TWD 3,000,000	BUY	4/6/11	97,800	103,174	5,374
Deutsche Bank AG	Taiwan New Dollar TWD 3,100,000	BUY	4/6/11	104,202	106,613	2,411
Deutsche Bank AG	Taiwan New Dollar TWD 2,240,749	BUY	4/6/11	75,586	77,062	1,476
Deutsche Bank AG	Canadian Dollar CAD 9,710,000	BUY	2/17/11	9,640,779	9,756,148	115,369
Deutsche Bank AG	Singapore Dollar SGD 860,000	BUY	6/9/11	659,196	670,129	10,933
Deutsche Bank AG	Singapore Dollar SGD 473,400	BUY	6/9/11	363,846	368,883	5,037
Goldman Sachs & Co.	South Korean Won KRW 56,327,500	BUY	5/9/11	49,636	49,352	(284)
Goldman Sachs & Co.	Philippine Peso PHP 8,784,000	BUY	11/15/11	200,000	199,459	(541)
Goldman Sachs & Co.	Singapore Dollar SGD 128,530	BUY	3/9/11	100,000	100,157	157
Goldman Sachs & Co.	South Korean Won KRW 111,900,000	BUY	5/9/11	100,000	98,043	(1,957)
Goldman Sachs & Co.	Singapore Dollar SGD 129,180	BUY	6/9/11	100,000	100,660	660
Goldman Sachs & Co.	Singapore Dollar SGD 257,380	BUY	6/9/11	200,000	200,556	556
Goldman Sachs & Co.	Singapore Dollar SGD 194,370	BUY	6/9/11	150,000	151,457	1,457
Goldman Sachs & Co.	Singapore Dollar SGD 130,000	BUY	6/9/11	100,000	101,299	1,299
HSBC	Chinese Yuan CNY 10,541,712	BUY	11/15/11	1,641,883	1,607,891	(33,992)
HSBC	Indonesian Rupiah IDR 1,711,800,000	BUY	7/27/11	180,000	183,650	3,650
HSBC	Indonesian Rupiah IDR 1,488,000,000	BUY	7/27/11	160,000	159,640	(360)
HSBC	Indonesian Rupiah IDR 2,082,300,000	BUY	7/27/11	220,000	223,400	3,400
HSBC	Indonesian Rupiah IDR 699,500,000	BUY	7/27/11	75,312	75,046	(266)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Indonesian Rupiah IDR 2,971,500,000	BUY	7/27/11	$320,412	$318,797	$(1,615)
HSBC	South Korean Won KRW 133,000,000	BUY	5/9/11	118,475	116,530	(1,945)
HSBC	South Korean Won KRW 229,500,000	BUY	5/9/11	200,000	201,080	1,080
HSBC	Malaysian Ringgit MYR 620,000	BUY	2/7/11	200,000	200,535	535
HSBC	Philippine Peso PHP 27,510,000	BUY	6/15/11	628,513	626,408	(2,105)
HSBC	Singapore Dollar SGD 264,340	BUY	3/9/11	200,000	205,987	5,987
HSBC	Singapore Dollar SGD 263,812	BUY	3/9/11	200,000	205,575	5,575
HSBC	Singapore Dollar SGD 258,192	BUY	3/9/11	200,000	201,196	1,196
HSBC	Singapore Dollar SGD 130,180	BUY	2/24/11	100,000	101,442	1,442
HSBC	Singapore Dollar SGD 260,662	BUY	2/24/11	200,000	203,120	3,120
HSBC	Singapore Dollar SGD 394,520	BUY	3/9/11	300,000	307,429	7,429
HSBC	Turkish Lira TRY 301,700	BUY	1/27/11	200,000	194,776	(5,224)
HSBC	Turkish Lira TRY 453,360	BUY	1/27/11	300,000	292,687	(7,313)
HSBC	Turkish Lira TRY 299,390	BUY	1/27/11	200,000	193,285	(6,715)
HSBC	Turkish Lira TRY 147,550	BUY	1/27/11	100,000	95,258	(4,742)
HSBC	Turkish Lira TRY 155,150	BUY	1/27/11	100,000	100,164	164
HSBC	South African Rand ZAR 18,239,798	BUY	1/28/11	2,602,525	2,756,959	154,434
HSBC	South African Rand ZAR 3,488,500	BUY	1/28/11	500,000	527,289	27,289
JPMorgan Chase & Co.	Chinese Yuan CNY 1,579,000	BUY	11/15/11	245,835	240,839	(4,996)
JPMorgan Chase & Co.	Chinese Yuan CNY 10,352,000	BUY	11/15/11	1,608,952	1,578,955	(29,997)
JPMorgan Chase & Co.	Indonesian Rupiah IDR 849,600,000	BUY	7/27/11	90,000	91,149	1,149
JPMorgan Chase & Co.	Indonesian Rupiah IDR 923,000,000	BUY	4/15/11	100,000	100,763	763
JPMorgan Chase & Co.	Indonesian Rupiah IDR 2,012,000,000	BUY	7/27/11	219,196	215,857	(3,339)
JPMorgan Chase & Co.	South Korean Won KRW 305,400,000	BUY	5/9/11	269,305	267,580	(1,725)
JPMorgan Chase & Co.	South Korean Won KRW 334,920,000	BUY	5/9/11	300,000	293,445	(6,555)
JPMorgan Chase & Co.	South Korean Won KRW 333,930,000	BUY	5/9/11	300,000	292,577	(7,423)
JPMorgan Chase & Co.	South Korean Won KRW 342,780,000	BUY	5/9/11	300,000	300,332	332
JPMorgan Chase & Co.	South Korean Won KRW 227,200,000	BUY	5/9/11	200,000	199,064	(936)
JPMorgan Chase & Co.	South Korean Won KRW 191,883,717	BUY	1/19/11	166,667	168,882	2,215
JPMorgan Chase & Co.	South Korean Won KRW 193,333,720	BUY	1/19/11	166,667	170,159	3,492
JPMorgan Chase & Co.	South Korean Won KRW 4,139,071,437	BUY	5/9/11	3,573,710	3,626,505	52,795
JPMorgan Chase & Co.	Mexican Peso MXN 2,538,900	BUY	2/22/11	200,000	204,795	4,795
JPMorgan Chase & Co.	Mexican Peso MXN 2,472,900	BUY	2/22/11	200,000	199,471	(529)
JPMorgan Chase & Co.	Mexican Peso MXN 1,490,000	BUY	2/22/11	120,560	120,188	(372)
JPMorgan Chase & Co.	Malaysian Ringgit MYR 310,250	BUY	2/7/11	100,000	100,348	348

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Malaysian Ringgit MYR 617,200	BUY	2/7/11	$200,000	$199,629	$(371)
JPMorgan Chase & Co.	Malaysian Ringgit MYR 470,512	BUY	2/7/11	151,597	152,184	587
JPMorgan Chase & Co.	Philippine Peso PHP 8,960,000	BUY	6/15/11	200,000	204,021	4,021
JPMorgan Chase & Co.	Philippine Peso PHP 8,984,000	BUY	6/15/11	200,000	204,567	4,567
JPMorgan Chase & Co.	Philippine Peso PHP 8,640,000	BUY	6/15/11	200,000	196,734	(3,266)
JPMorgan Chase & Co.	Philippine Peso PHP 2,134,000	BUY	4/15/11	50,000	48,678	(1,322)
JPMorgan Chase & Co.	Philippine Peso PHP 8,750,000	BUY	4/15/11	200,000	199,593	(407)
JPMorgan Chase & Co.	Philippine Peso PHP 8,820,000	BUY	11/15/11	200,000	200,276	276
JPMorgan Chase & Co.	Philippine Peso PHP 10,280,652	BUY	2/7/11	233,333	234,723	1,390
JPMorgan Chase & Co.	Philippine Peso PHP 13,062,000	BUY	6/15/11	300,000	297,424	(2,576)
JPMorgan Chase & Co.	Singapore Dollar SGD 305,736	BUY	1/14/11	233,333	238,238	4,905
JPMorgan Chase & Co.	Singapore Dollar SGD 307,696	BUY	1/14/11	233,333	239,765	6,432
JPMorgan Chase & Co.	Turkish Lira TRY 302,260	BUY	1/27/11	200,000	195,138	(4,862)
JPMorgan Chase & Co.	Turkish Lira TRY 302,500	BUY	1/27/11	200,000	195,293	(4,707)
JPMorgan Chase & Co.	Turkish Lira TRY 299,140	BUY	1/27/11	200,000	193,123	(6,877)
JPMorgan Chase & Co.	Turkish Lira TRY 147,560	BUY	1/27/11	100,000	95,264	(4,736)
JPMorgan Chase & Co.	Turkish Lira TRY 287,420	BUY	1/27/11	200,000	185,557	(14,443)
JPMorgan Chase & Co.	Taiwan New Dollar TWD 8,762,286	BUY	4/6/11	289,567	301,345	11,778
JPMorgan Chase & Co.	Danish Krone DKK 314,000	BUY	2/7/11	58,449	56,286	(2,163)
JPMorgan Chase & Co.	Singapore Dollar SGD 128,820	BUY	6/9/11	100,000	100,379	379
JPMorgan Chase & Co.	Singapore Dollar SGD 128,710	BUY	3/9/11	100,000	100,297	297
JPMorgan Chase & Co.	Singapore Dollar SGD 192,885	BUY	6/9/11	150,000	150,300	300
JPMorgan Chase & Co.	Singapore Dollar SGD 129,970	BUY	6/9/11	100,000	101,275	1,275
JPMorgan Chase & Co.	Singapore Dollar SGD 262,000	BUY	6/9/11	200,000	204,156	4,156
JPMorgan Chase & Co.	Singapore Dollar SGD 395,160	BUY	1/14/11	300,000	307,920	7,920
JPMorgan Chase & Co.	South African Rand ZAR 728,400	BUY	1/28/11	100,000	110,098	10,098
JPMorgan Chase & Co.	South African Rand ZAR 696,950	BUY	4/28/11	100,000	104,025	4,025
JPMorgan Chase & Co.	South Korean Won KRW 224,540,000	BUY	5/9/11	200,000	196,734	(3,266)
JPMorgan Chase & Co.	Philippine Peso PHP 7,045,000	BUY	6/15/11	160,661	160,416	(245)
JPMorgan Chase & Co.	Philippine Peso PHP 4,310,000	BUY	11/15/11	100,000	97,867	(2,133)
JPMorgan Chase & Co.	Taiwan New Dollar TWD 1,067,000	BUY	1/14/11	33,787	36,611	2,824
Morgan Stanley	Indonesian Rupiah IDR 921,000,000	BUY	4/15/11	100,000	100,545	545
Morgan Stanley	Indonesian Rupiah IDR 1,818,000,000	BUY	4/15/11	200,000	198,469	(1,531)
Morgan Stanley	South Korean Won KRW 115,110,000	BUY	1/19/11	100,000	101,312	1,312
Morgan Stanley	South Korean Won KRW 345,330,000	BUY	1/19/11	300,000	303,935	3,935

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	South Korean Won KRW 230,320,000	BUY	1/19/11	$200,000	$202,711	$2,711
Morgan Stanley	South Korean Won KRW 230,416,000	BUY	1/19/11	200,000	202,796	2,796
Morgan Stanley	South Korean Won KRW 457,840,000	BUY	1/19/11	400,000	402,958	2,958
Morgan Stanley	South Korean Won KRW 455,640,000	BUY	1/19/11	400,000	401,022	1,022
Morgan Stanley	South Korean Won KRW 225,920,000	BUY	1/19/11	200,000	198,839	(1,161)
Morgan Stanley	South Korean Won KRW 113,060,000	BUY	1/19/11	100,000	99,507	(493)
Morgan Stanley	South Korean Won KRW 452,160,000	BUY	1/19/11	400,000	397,959	(2,041)
Morgan Stanley	South Korean Won KRW 339,075,000	BUY	1/19/11	300,000	298,430	(1,570)
Morgan Stanley	South Korean Won KRW 336,075,000	BUY	1/19/11	300,000	295,789	(4,211)
Morgan Stanley	South Korean Won KRW 222,088,000	BUY	1/19/11	200,000	195,466	(4,534)
Morgan Stanley	Mexican Peso MXN 1,303,220	BUY	2/22/11	100,000	105,121	5,121
Morgan Stanley	Mexican Peso MXN 2,548,700	BUY	2/22/11	200,000	205,585	5,585
Morgan Stanley	Mexican Peso MXN 1,269,940	BUY	2/22/11	100,000	102,437	2,437
Morgan Stanley	Mexican Peso MXN 2,537,880	BUY	2/22/11	200,000	204,713	4,713
Morgan Stanley	Mexican Peso MXN 2,532,700	BUY	2/22/11	200,000	204,295	4,295
Morgan Stanley	Mexican Peso MXN 2,531,300	BUY	2/22/11	200,000	204,182	4,182
Morgan Stanley	Mexican Peso MXN 1,268,950	BUY	2/22/11	100,000	102,357	2,357
Morgan Stanley	Mexican Peso MXN 1,242,900	BUY	2/22/11	100,000	100,256	256
Morgan Stanley	Mexican Peso MXN 1,243,000	BUY	2/22/11	100,000	100,264	264
Morgan Stanley	Mexican Peso MXN 2,475,700	BUY	2/22/11	200,000	199,697	(303)
Morgan Stanley	Mexican Peso MXN 1,230,600	BUY	2/22/11	100,000	99,264	(736)
Morgan Stanley	Mexican Peso MXN 2,474,700	BUY	2/22/11	200,000	199,616	(384)
Morgan Stanley	Mexican Peso MXN 1,247,150	BUY	2/22/11	100,000	100,599	599
Morgan Stanley	Mexican Peso MXN 2,496,600	BUY	2/22/11	200,000	201,383	1,383
Morgan Stanley	Mexican Peso MXN 3,721,890	BUY	2/22/11	300,000	300,218	218
Morgan Stanley	Mexican Peso MXN 3,774,000	BUY	2/22/11	300,000	304,422	4,422
Morgan Stanley	Mexican Peso MXN 1,257,320	BUY	2/22/11	100,000	101,419	1,419
Morgan Stanley	Turkish Lira TRY 155,150	BUY	1/27/11	100,000	100,164	164
Morgan Stanley	Taiwan New Dollar TWD 1,642,000	BUY	1/14/11	52,251	56,341	4,090
Morgan Stanley	Mexican Peso MXN 2,466,400	BUY	2/22/11	200,000	198,947	(1,053)
Morgan Stanley	Mexican Peso MXN 2,472,200	BUY	2/22/11	200,000	199,415	(585)
Morgan Stanley	Mexican Peso MXN 1,253,150	BUY	2/22/11	100,000	101,083	1,083
Morgan Stanley	Mexican Peso MXN 4,996,000	BUY	2/22/11	400,000	402,992	2,992
Morgan Stanley	Mexican Peso MXN 3,715,950	BUY	2/22/11	300,000	299,739	(261)
Morgan Stanley	Singapore Dollar SGD 132,170	BUY	3/9/11	100,000	102,993	2,993

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	South African Rand ZAR 759,900	BUY	9/13/11	$100,000	$111,248	$11,248
Morgan Stanley	South African Rand ZAR 3,483,750	BUY	1/28/11	500,000	526,571	26,571
Morgan Stanley	South African Rand ZAR 697,650	BUY	4/28/11	100,000	104,129	4,129
RBC Capital Markets	Canadian Dollar CAD 235,000	BUY	2/17/11	230,563	236,117	5,554
RBC Capital Markets	Japanese Yen JPY 41,932,000	BUY	1/14/11	500,294	516,553	16,259
Royal Bank of Scotland Group PLC	Australian Dollar AUD 2,680,000	BUY	1/28/11	2,551,130	2,730,675	179,545
Royal Bank of Scotland Group PLC	Indonesian Rupiah IDR 850,500,000	BUY	7/27/11	90,000	91,246	1,246
Royal Bank of Scotland Group PLC	Indian Rupee INR 7,000,000	BUY	3/9/11	155,556	154,602	(954)
Royal Bank of Scotland Group PLC	South Korean Won KRW 266,000,000	BUY	5/9/11	235,117	233,060	(2,057)
Royal Bank of Scotland Group PLC	Malaysian Ringgit MYR 530,000	BUY	2/7/11	171,150	171,425	275
Royal Bank of Scotland Group PLC	Canadian Dollar CAD 703,000	BUY	2/17/11	694,321	706,341	12,020
Royal Bank of Scotland Group PLC	Indonesian Rupiah IDR 8,237,000,000	BUY	10/31/11	887,417	870,321	(17,096)
Royal Bank of Scotland Group PLC	Singapore Dollar SGD 1,008,592	BUY	6/9/11	766,250	785,916	19,666
UBS Warburg LLC	South Korean Won KRW 348,450,000	BUY	5/9/11	300,000	305,299	5,299
UBS Warburg LLC	Mexican Peso MXN 1,273,200	BUY	2/22/11	100,000	102,700	2,700
UBS Warburg LLC	Taiwan New Dollar TWD 889,000	BUY	1/14/11	28,049	30,504	2,455
UBS Warburg LLC	Japanese Yen JPY 8,375,100	BUY	1/14/11	100,000	103,171	3,171
UBS Warburg LLC	Japanese Yen JPY 25,149,000	BUY	1/14/11	303,551	309,806	6,255
UBS Warburg LLC	Japanese Yen JPY 25,053,000	BUY	1/14/11	302,392	308,624	6,232
UBS Warburg LLC	Mexican Peso MXN 7,484,400	BUY	2/22/11	600,000	603,713	3,713
UBS Warburg LLC	Mexican Peso MXN 4,953,400	BUY	2/22/11	400,000	399,555	(445)
UBS Warburg LLC	Turkish Lira TRY 155,365	BUY	1/27/11	100,000	100,303	303
						$1,110,597
Barclays Bank PLC	EU Euro EUR 44,000	SELL	1/25/11	57,638	58,795	(1,157)
Barclays Bank PLC	EU Euro EUR 1,150,000	SELL	1/25/11	1,506,454	1,536,687	(30,233)
Barclays Bank PLC	EU Euro EUR 200,000	SELL	1/25/11	267,356	267,250	106
Barclays Bank PLC	EU Euro EUR 200,000	SELL	1/25/11	264,160	267,250	(3,090)
Barclays Bank PLC	EU Euro EUR 200,000	SELL	1/25/11	262,393	267,250	(4,857)
Barclays Bank PLC	Indian Rupee INR 72,948,000	SELL	1/12/11	1,603,958	1,627,807	(23,849)
Citigroup, Inc.	Japanese Yen JPY 4,620,000,000	SELL	1/31/11	56,855,590	56,924,235	(68,645)
Citigroup, Inc.	EU Euro EUR 30,360,000	SELL	1/25/11	42,211,178	40,568,530	1,642,648
Citigroup, Inc.	EU Euro EUR 238,000	SELL	1/25/11	310,120	318,027	(7,907)
Citigroup, Inc.	Japanese Yen JPY 160,000,000	SELL	3/14/11	1,917,086	1,972,215	(55,129)
Citigroup, Inc.	Australian Dollar AUD 2,680,000	SELL	1/28/11	2,596,472	2,730,675	(134,203)
Citigroup, Inc.	EU Euro EUR 200,000	SELL	1/25/11	264,954	267,250	(2,296)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	EU Euro EUR 528,000	SELL	1/25/11	$705,302	$705,540	$(238)
Credit Suisse First Boston	EU Euro EUR 399,000	SELL	1/25/11	527,421	533,163	(5,742)
Credit Suisse First Boston	EU Euro EUR 500,000	SELL	1/25/11	670,605	668,125	2,480
Credit Suisse First Boston	Australian Dollar AUD 9,000	SELL	1/28/11	8,957	9,170	(213)
Credit Suisse First Boston	EU Euro EUR 200,000	SELL	1/25/11	265,251	267,250	(1,999)
Deutsche Bank AG	Taiwan New Dollar TWD 3,100,000	SELL	1/14/11	103,402	106,369	(2,967)
Deutsche Bank AG	Taiwan New Dollar TWD 2,240,749	SELL	1/14/11	75,004	76,886	(1,882)
Goldman Sachs & Co.	Japanese Yen JPY 189,806,000	SELL	1/14/11	2,255,005	2,338,187	(83,182)
JPMorgan Chase & Co.	South Korean Won KRW 4,139,071,437	SELL	1/19/11	3,584,543	3,642,917	(58,374)
RBC Capital Markets	EU Euro EUR 152,000	SELL	1/25/11	198,890	203,110	(4,220)
Royal Bank of Scotland Group PLC	Danish Krone DKK 16,516,000	SELL	2/7/11	3,073,653	2,960,576	113,077
Royal Bank of Scotland Group PLC	Japanese Yen JPY 112,979,000	SELL	1/14/11	1,341,777	1,391,768	(49,991)
Royal Bank of Scotland Group PLC	EU Euro EUR 89,000	SELL	1/25/11	123,298	118,926	4,372
Royal Bank of Scotland Group PLC	Japanese Yen JPY 225,958,000	SELL	1/14/11	2,688,344	2,783,537	(95,193)
Royal Bank of Scotland Group PLC	British Pound GBP 707,000	SELL	3/21/11	1,105,221	1,101,578	3,643
Royal Bank of Scotland Group PLC	Singapore Dollar SGD 1,008,592	SELL	1/14/11	766,291	785,923	(19,632)
Royal Bank of Scotland Group PLC	EU Euro EUR 497,000	SELL	1/25/11	653,815	664,116	(10,301)
UBS Warburg LLC	EU Euro EUR 200,000	SELL	1/25/11	264,408	267,250	(2,842)
UBS Warburg LLC	EU Euro EUR 226,000	SELL	1/25/11	296,338	301,992	(5,654)
						$1,092,530

ING PIMCO Total Return Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	698	03/14/11	$173,863,075	$92,839
90-Day Eurodollar	423	06/13/11	105,284,700	142,523
90-Day Eurodollar	99	09/19/11	24,612,638	53,167
90-Day Eurodollar	177	12/19/11	43,926,975	(23,271)
90-Day Eurodollar	270	03/19/12	66,858,750	(111,519)
90-Day Eurodollar	253	06/18/12	62,478,350	(177,575)
90-Day Eurodollar	238	09/17/12	58,610,475	(375,587)
90-Day Eurodollar	76	12/17/12	18,660,850	(158,465)
90-Day Eurodollar	53	03/18/13	12,976,387	(128,063)
90-Day Eurodollar	8	06/17/13	1,953,000	(20,382)
90-Day Eurodollar	29	09/16/13	7,060,050	(81,380)
90-Day Sterling	18	12/21/11	3,464,102	(7,443)
90-Day Sterling	17	03/21/12	3,263,700	(10,771)
90-Day Sterling	19	06/20/12	3,637,668	(16,362)
90-Day Sterling	18	09/19/12	3,436,389	(19,769)
U.S. Treasury 2-Year Note	153	03/31/11	33,492,658	8,564
U.S. Treasury 5-Year Note	33	03/31/11	3,884,719	(58,695)
			$627,464,486	$(892,189)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

ING PIMCO Total Return Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Notional Amount(3)		Fair Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.NA.HY.8 Index (35-100% Tranche)	Sell	0.401	06/20/12	USD	962,940	$4,662	$—	$4,662
Deutsche Bank AG	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.708	12/20/12	USD	2,893,497	34,969	—	34,969
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	675,149	7,266	—	7,266
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	964,499	8,776	—	8,776
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	8,700,000	1,099,764	1,007,270	92,494
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	900,000	113,769	102,014	11,755
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	25,282	21,593	3,689
HSBC Bank USA	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	5,600,000	707,894	601,228	106,666
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,000,000	379,229	315,742	63,487
Barclays Bank PLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	8,100,000	1,105,168	1,057,111	48,057
Deutsche Bank AG	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,000,000	136,441	116,025	20,416
HSBC Bank USA	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	700,000	95,508	86,804	8,704
Morgan Stanley	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	1,400,000	191,017	172,943	18,074
Citigroup, Inc.	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	4,900,000	668,559	629,179	39,380
UBS Warburg LLC	CDX.EM.14 Index	Sell	5.000	12/20/15	USD	300,000	40,932	39,648	1,284
Citigroup, Inc.	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	1,300,000	38,274	(13,852)	52,126
Deutsche Bank AG	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	10,200,000	300,306	92,390	207,916
Morgan Stanley	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	23,500,000	691,882	56,036	635,846
Royal Bank of Scotland Group PLC	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	2,600,000	76,549	26,989	49,560
UBS Warburg LLC	CDX.NA.HY.15 Index	Sell	5.000	12/20/15	USD	1,400,000	41,219	(13,373)	54,592
Citigroup, Inc.	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	4,100,000	28,535	(7,780)	36,315
Deutsche Bank AG	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	7,500,000	52,198	(8,938)	61,136
Goldman Sachs & Co.	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	4,100,000	28,535	(7,415)	35,950
Morgan Stanley	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	3,400,000	23,663	(1,772)	25,435
UBS Warburg LLC	CDX.NA.IG.15 Index	Sell	1.000	12/20/15	USD	1,500,000	10,440	9,044	1,396
							$5,910,837	$4,280,886	$1,629,951

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Implied Credit Spread at 12/31/10(%)(2)	Notional Amount(3)		Fair Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	100,000	$101	$(113)	$214
Goldman Sachs & Co.	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	400,000	405	(426)	831
UBS Warburg LLC	Citigroup Inc. 6.500%, 01/18/11	Sell	1.000	03/20/11	0.538	USD	500,000	506	(533)	1,039
Barclays Bank PLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	500,000	(712)	(6,150)	5,438

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Implied Credit Spread at 12/31/10(%)(2)	Notional Amount(3)		Fair Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	500,000	$(712)	$(12,292)	$11,580
Citigroup, Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	1,000,000	(2,734)	(14,656)	11,922
Goldman Sachs & Co.	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	500,000	(712)	(5,744)	5,032
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	1,600,000	(2,277)	(15,122)	12,845
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	06/20/15	1.033	USD	800,000	(1,139)	(19,023)	17,884
HSBC Bank USA	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	900,000	(2,461)	(8,419)	5,958
UBS Warburg LLC	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.000	09/20/15	1.061	USD	500,000	(1,367)	(4,449)	3,082
BNP Paribas Bank	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.700	12/20/13	1.079	USD	600,000	63,210	—	63,210
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	5.000	06/20/11	0.520	USD	1,000,000	21,213	(10,855)	32,068
Citigroup, Inc.	General Electric Capital Corp. 5.625%, 09/15/17	Sell	4.325	12/20/13	1.079	USD	300,000	28,332	—	28,332
Morgan Stanley	General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	09/20/11	0.520	USD	1,000,000	3,492	(5,955)	9,447
Morgan Stanley	General Electric Capital Corp. 5.625%, 09/15/17	Sell	1.000	12/20/15	1.434	USD	1,700,000	(34,159)	(32,871)	(1,288)
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.620	03/20/11	0.529	USD	1,200,000	239	—	239
Barclays Bank PLC	General Electric Capital Corp. 6.000%, 06/15/12	Sell	0.640	12/20/12	0.890	USD	1,200,000	(5,897)	—	(5,897)
Deutsche Bank AG	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.500	09/20/11	0.529	USD	200,000	1,412	—	1,412
Goldman Sachs & Co.	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	03/20/15	0.968	USD	1,700,000	(49,491)	(24,582)	(24,909)
Goldman Sachs & Co.	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	12/20/15	1.062	USD	300,000	(11,434)	(5,653)	(5,781)
Royal Bank of Scotland Group PLC	Government of France O.A.T. 4.250%, 04/25/2019	Sell	0.250	12/20/15	1.062	USD	700,000	(26,678)	(13,353)	(13,325)
Deutsche Bank AG	Japanese Government 20-Year Issue 2.000%, 03/21/2022	Sell	1.000	03/20/15	0.590	USD	1,000,000	16,847	9,673	7,174

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Implied Credit Spread at 12/31/10(%)(2)	Notional Amount(3)		Fair Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	Merrill Lynch & Co. 5.000%, 01/15/15	Sell	1.000	12/20/11	0.846	USD	1,800,000	$2,698	$(4,696)	$7,394
Citigroup, Inc.	Metlife Inc. 5.000%, 06/15/15	Sell	1.000	12/20/15	1.605	USD	2,900,000	(81,114)	(104,389)	23,275
UBS Warburg LLC	Metlife Inc. 5.000%, 06/15/15	Sell	1.000	12/20/15	1.605	USD	1,600,000	(44,752)	(85,752)	41,000
Deutsche Bank AG	People's Republic of China 4.750%, 10/29/2013	Sell	1.000	03/20/15	0.578	USD	5,000,000	86,526	23,501	63,025
Deutsche Bank AG	Reynolds American Inc. 7.625%, 06/01/16	Sell	1.280	06/20/17	1.216	USD	600,000	2,270	—	2,270
Citigroup, Inc.	SLM Corp. 5.125%, 08/27/12	Sell	4.850	03/20/13	1.606	USD	700,000	49,540	—	49,540
BNP Paribas Bank	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	100,000	1,487	592	895
Deutsche Bank AG	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	200,000	2,975	1,111	1,864
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	06/20/15	0.666	USD	4,600,000	66,295	36,199	30,096
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/15	0.715	USD	800,000	10,839	17,653	(6,814)
Goldman Sachs & Co.	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/15	0.715	USD	1,000,000	13,549	22,285	(8,736)
Morgan Stanley	United Kingdom Gilt 4.250%, 06/07/2032	Sell	1.000	12/20/14	0.616	USD	100,000	1,487	592	895
Barclays Bank PLC	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	600,000	(422)	(11,116)	10,694
Citigroup, Inc.	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	600,000	(422)	(11,343)	10,921
Citigroup, Inc.	United Mexican States 7.500%, 04/08/33	Sell	1.000	09/20/15	1.080	USD	1,000,000	(3,618)	(14,182)	10,564
Deutsche Bank AG	United Mexican States 7.500%, 04/08/33	Sell	1.000	03/20/15	1.017	USD	200,000	(141)	(3,781)	3,640
UBS Warburg LLC	United States Treasury Note 4.875%, 08/15/16	Sell	0.250	09/20/15	0.384	EUR	5,000,000	(40,734)	(68,903)	28,169
								$62,447	$(372,752)	$435,199

(1)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

ING PIMCO Total Return Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month AUD-BBR-BBSW Counterparty: Deutsche Bank AG	06/15/11	AUD	800,000	$(2,153)	$25	$(2,178)
Receive a fixed rate equal to 4.500% and pay a floating rate based on 3-month AUD-BBR-BBSW Counterparty: UBS Warburg LLC	06/15/11	AUD	9,100,000	(24,499)	61	(24,560)
Receive a fixed rate equal to 6.000% and pay a floating rate based on 6-month AUD-BBR-BBSW Counterparty: UBS Warburg LLC	09/15/12	AUD	6,300,000	65,145	—	65,145
Receive a fixed rate equal to 10.600% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/12	BRL	1,500,000	3,182	—	3,182
Receive a fixed rate equal to 11.910% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	3,900,000	14,287	6,948	7,339
Receive a fixed rate equal to 12.285% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC	01/02/13	BRL	12,500,000	120,050	19,701	100,349
Receive a fixed rate equal to 11.990% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Barclays Bank PLC, London	01/02/14	BRL	3,200,000	14,666	12,350	2,316
Receive a fixed rate equal to 10.835% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Bank USA	01/02/12	BRL	11,100,000	60,459	3,869	56,590
Receive a fixed rate equal to 10.990% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Bank USA	01/02/12	BRL	1,900,000	9,900	1,722	8,178
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Bank USA	01/02/13	BRL	8,500,000	36,694	1,218	35,476
Receive a fixed rate equal to 11.930% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Bank USA	01/02/13	BRL	3,500,000	15,832	(3,773)	19,605
Receive a fixed rate equal to 12.650% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Goldman Sachs Bank USA	01/02/14	BRL	4,200,000	65,864	25,496	40,368
Receive a fixed rate equal to 10.610% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/12	BRL	1,400,000	3,160	—	3,160
Receive a fixed rate equal to 11.140% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/12	BRL	16,100,000	150,142	9,564	140,578
Receive a fixed rate equal to 11.360% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/12	BRL	13,000,000	104,624	35,269	69,355
Receive a fixed rate equal to 11.880% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/13	BRL	5,300,000	14,853	(3,089)	17,942
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/13	BRL	11,200,000	48,350	13,150	35,200
Receive a fixed rate equal to 12.300% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/13	BRL	5,000,000	49,552	11,264	38,288
Receive a fixed rate equal to 12.830% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/13	BRL	14,300,000	166,800	—	166,800
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: HSBC Bank USA	01/02/14	BRL	400,000	5,616	1,989	3,627
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch & Co., Inc.	01/02/12	BRL	2,100,000	41,123	—	41,123
Receive a fixed rate equal to 12.540% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch & Co., Inc.	01/02/12	BRL	2,900,000	84,032	(5,728)	89,760
Receive a fixed rate equal to 14.765% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Merrill Lynch & Co., Inc.	01/02/12	BRL	400,000	23,701	637	23,064

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 11.630% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/12	BRL	20,600,000	$69,123	$(5,018)	$74,141
Receive a fixed rate equal to 11.980% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	2,500,000	13,108	2,982	10,126
Receive a fixed rate equal to 12.590% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/13	BRL	9,200,000	81,039	26,521	54,518
Receive a fixed rate equal to 11.890% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	3,100,000	1,362	(477)	1,839
Receive a fixed rate equal to 12.510% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Morgan Stanley	01/02/14	BRL	1,600,000	21,772	6,035	15,737
Receive a fixed rate equal to 12.080% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Royal Bank of Scotland Group PLC	01/02/12	BRL	2,500,000	15,613	2,992	12,621
Receive a fixed rate equal to 11.950% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: Royal Bank of Scotland Group PLC	01/02/13	BRL	3,200,000	244	2,879	(2,635)
Receive a fixed rate equal to 10.575% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC, London	01/02/12	BRL	2,500,000	(25,703)	(8,771)	(16,932)
Receive a fixed rate equal to 11.420% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/12	BRL	1,800,000	5,886	—	5,886
Receive a fixed rate equal to 12.070% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/13	BRL	2,100,000	14,038	3,646	10,392
Receive a fixed rate equal to 12.250% and pay a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized Counterparty: UBS Warburg LLC	01/02/14	BRL	2,600,000	24,717	5,543	19,174
Receive a fixed rate equal to 7.340% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Barclays Bank PLC	01/28/15	MXN	104,200,000	336,870	(979)	337,849
Receive a fixed rate equal to 7.330% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	01/28/15	MXN	19,900,000	63,732	(1,102)	64,834
Receive a fixed rate equal to 8.860% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	5,700,000	49,075	—	49,075
Receive a fixed rate equal to 1.250% and pay a floating rate based on 3-month USD-LIBOR-BBA Counterparty: Goldman Sachs & Co.	12/19/13	USD	7,800,000	(68,606)	358	(68,964)
Receive a floating rate based on 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250% Counterparty: Morgan Stanley	06/15/41	USD	17,300,000	(117,869)	34,563	(152,432)
				$1,555,781	$199,845	$1,355,936

ING PIMCO Total Return Portfolio Written Inflation Floors Outstanding on December 31, 2010:

Inflation Floors

Counterparty	Reference Entity/Obligation	Strike Index	Floor Rate	Termination Date	Notional Amount		Premiums Received	Fair Value
Deutsche Bank AG	OTC Inflation Floor — CPURNSA Index	215.949	0.000%	03/10/20	USD	1,000,000	$7,500	$(10,351)
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	215.949	0.000%	03/12/20	USD	1,600,000	13,760	(15,676)
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	216.687	0.000%	04/07/20	USD	2,000,000	17,600	(19,931)
Citigroup, Inc.	OTC Inflation Floor — CPURNSA Index	217.965	0.000%	09/29/20	USD	2,200,000	28,380	(22,396)
							$67,240	$(68,354)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

ING PIMCO Total Return Portfolio Written Swaptions Open on December 31, 2010:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	21,800,000	$197,358	$(275,243)
Put OTC Swaption	Barclays Bank PLC	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	1,700,000	23,885	(25,923)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.800%	11/21/13	USD	19,700,000	74,368	(148,813)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	2,900,000	19,756	(39,293)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	16,900,000	182,931	(213,376)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	9,100,000	224,982	(280,626)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	11,800,000	122,491	(178,216)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	13,000,000	141,396	(164,136)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	6,000,000	81,900	(91,493)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	18,400,000	112,916	(249,309)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	10.000%	07/10/12	USD	4,900,000	29,523	(3,341)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.250%	09/24/12	USD	60,000,000	470,204	(812,964)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	2.750%	06/18/12	USD	10,800,000	105,840	(163,113)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.000%	06/18/12	USD	31,100,000	274,720	(392,663)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	3.250%	07/16/12	USD	3,000,000	75,330	(92,514)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	4.000%	06/13/11	USD	3,400,000	48,057	(51,846)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	5.000%	01/24/11	USD	3,200,000	32,000	(1)
								$2,217,657	$(3,182,870)

ING PIMCO Total Return Portfolio Written Options Open on December 31, 2010:

Options on Exchange-Traded Futures Contracts

Description/Name of Issuer	Exercise Price		Expiration Date	# of Contracts	Premiums Received	Value
Call Option CME 90-Day Eurodollar September Futures	99.375	USD	09/19/11	99	$40,816	$(58,163)
Put Option CME 90-Day Eurodollar September Futures	99.375	USD	09/19/11	99	64,271	(40,838)
					$105,087	$(99,001)

ING PIMCO Total Return Portfolio Written Forward Volatility Options Open on December 31, 2010:

Description	Counterparty	Exercise Price(3)	Expiration Date	Notional Amount		Premiums Received	Fair Value
Swaption Straddle — OTC 1-Year vs. 2-Year Forward Swap Rate (10/15/12-10/15/14)(1)	Morgan Stanley	0.000	10/11/12	USD	23,400,000	$260,071	$(393,618)
Swaption Straddle — OTC 1-Year vs. 2-Year Forward Swap Rate (11/16/12-11/16/14)(2)	Morgan Stanley	0.000	11/14/12	USD	18,800,000	204,472	(315,549)
						$464,543	$(709,167)

(1)  The observation date ends October 11, 2011 on which date the Portfolio will enter into the swaption straddle with the counterparty. The swaption straddle expires October 11, 2012.

(2)  The observation date ends November 14, 2011 on which date the Portfolio will enter into the swaption straddle with the counterparty. The swaption straddle expires November 14, 2012.

(3)  Exercise price determined on the observation date, based upon implied volatility parameters.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$5,670
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,429,891
Credit contracts	Swaps, at fair value	6,284,260
Interest rate contracts	Swaps, at fair value	1,794,611
Interest rate contracts	Net Assets — Unrealized appreciation**	297,093
Total Asset Derivatives		$11,811,525
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,226,764
Credit contracts	Swaps, at fair value	310,976
Interest rate contracts	Swaps, at fair value	238,830
Interest rate contracts	Net Assets — Unrealized depreciation**	1,189,282
Interest rate contracts	Written options, at fair value	4,059,392
Total Liability Derivatives		$7,025,244

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$497,607	$4,100	$501,707
Foreign exchange contracts	(255,570)	(2,163,708)	—	—	96,091	(2,323,187)
Interest rate contracts	(18,755)	—	22,129,962	1,169,494	4,763,903	28,044,604
Total	$(274,325)	$(2,163,708)	$22,129,962	$1,667,101	$4,864,094	$26,223,124
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,811,676	$—	$1,811,676
Foreign exchange contracts	(112,290)	1,448,481	—	—	640	1,336,831
Interest rate contracts	(2,266)	—	(1,913,281)	1,178,758	(1,990,693)	(2,727,482)
Total	$(114,556)	$1,448,481	$(1,913,281)	$2,990,434	$(1,990,053)	$421,025

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 16.3%
	Consumer Discretionary: 1.4%
17,647		Sonic Automotive, Inc.	$233,646	0.2
		Other Securities	1,152,352	1.2
			1,385,998	1.4
	Consumer Staples: 0.2%
43,400	@	Alliance One International, Inc.	184,016	0.2
	Energy: 1.0%
17,091	@	SandRidge Energy, Inc.	125,106	0.1
		Other Securities	864,092	0.9
			989,198	1.0
	Financials: 0.2%
		Other Securities	216,956	0.2
	Health Care: 2.9%
2,303		Alere, Inc. - Preference Shares	573,447	0.6
1,400	@	Alere, Inc.	51,240
5,604	@	Bio-Rad Laboratories, Inc.	581,975	0.6
11,045	@	Thermo Fisher Scientific, Inc.	611,451	0.6
		Other Securities	1,115,804	1.1
			2,933,917	2.9
	Industrials: 3.6%
18,148	@	BE Aerospace, Inc.	672,020	0.7
4,100	@	General Cable Corp.	143,869	0.1
5,841	@	GeoEye, Inc.	247,600	0.2
		Other Securities	2,610,377	2.6
			3,673,866	3.6
	Information Technology: 1.7%
5,412	@	CommScope, Inc.	168,963	0.2
		Other Securities	1,552,142	1.5
			1,721,105	1.7
	Materials: 4.0%
8,400		Freeport-McMoRan Copper & Gold, Inc.	1,008,756	1.0
41,050	@	Georgia Gulf Corp.	987,663	1.0
38,063	@	LyondellBasell Industries NV	1,309,367	1.3
5,400		Texas Industries, Inc.	247,212	0.2
		Other Securities	455,400	0.5
			4,008,398	4.0

Shares			Value	Percent of Net Assets
	Telecommunication Services: 0.4%
28,800		Windstream Corp.	$401,472	0.4
	Utilities: 0.9%
15,964		CMS Energy Corp.	296,930	0.3
		Other Securities	600,857	0.6
			897,787	0.9
		Total Common Stock ( Cost $10,789,818 )	16,412,713	16.3
REAL ESTATE INVESTMENT TRUSTS: 0.3%
	Financials: 0.3%
		Other Securities	280,538	0.3
		Total Real Estate Investment Trusts ( Cost $224,078 )	280,538	0.3
PREFERRED STOCK: 3.4%
	Consumer Staples: 0.1%
11,500	@,#	2009 Dole Food Automatic Common Exchange Security Trust	149,859	0.1
	Energy: 0.7%
1,400		SandRidge Energy, Inc.	167,748	0.2
		Other Securities	488,750	0.5
			656,498	0.7
	Financials: 2.2%
31,880	P	Forest City Enterprises, Inc.	1,931,673	1.9
		Other Securities	331,906	0.3
			2,263,579	2.2
	Industrials: 0.4%
2,200	P	General Cable Corp.	387,613	0.4
		Total Preferred Stock ( Cost $2,573,555 )	3,457,549	3.4
WARRANTS: 0.0%
	Information Technology: 0.0%
		Other Securities	—	0.0
		Total Warrants ( Cost $13 )	—	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 75.9%
	Consumer Discretionary: 7.7%
$530,000	&,#	Allison Transmission, Inc., 11.250%, due 11/01/15	$580,350	0.6
100,000	#	Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, due 05/01/21	98,000	0.1
472,000		Ford Motor Co., 4.250%, due 11/15/16	945,770	1.0
575,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	675,625	0.7
104,000	#	Lennar Corp., 2.750%, due 12/15/20	114,140	0.1
1,010,000	#,±	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	137,613	0.1
509,352	&,#,R,X	Pegasus Solutions, Inc., 13.000%, due 04/15/14	382,014	0.4
500,000	#	Sitel LLC/Sitel Finance Corp., 11.500%, due 04/01/18	415,000	0.4
523,000		Sonic Automotive, Inc., 5.000%-9.000%, due 03/15/18-10/01/29	621,473	0.6
117,000	#	Star Gas Partners L.P. / Star Gas Finance Co., 8.875%, due 12/01/17	118,170	0.1
120,000	#	TRW Automotive, Inc., 8.875%, due 12/01/17	135,000	0.1
480,157	&,#	Umbrella Acquisition, Inc., 9.750%, due 03/15/15	520,970	0.5
980,000		Wesco Distribution, Inc., 7.500%, due 10/15/17	995,925	1.0
		Other Securities	2,015,694	2.0
			7,755,744	7.7

Principal Amount			Value	Percent of Net Assets
	Consumer Staples: 6.6%
$825,000		Alliance One International, Inc., 10.000%, due 07/15/16	$849,750	1.3
430,000		Alliance One International, Inc., 5.500%, due 07/15/14	486,438
287,000	#	C&S Group Enterprises LLC, 8.375%, due 05/01/17	275,520	0.3
100,000	#	NBTY, Inc., 9.000%, due 10/01/18	107,250	0.1
650,000		NCO Group, Inc., 5.161%, due 11/15/13	562,250	0.9
294,841		NCO Group, Inc., 7.500%, due 05/15/13	290,787
530,000		Ticketmaster Entertainment, Inc., 10.750%, due 08/01/16	576,375	0.6
736,842		Web Service Co. LLC, 7.000%, due 08/04/14	735,921	0.7
830,000		Yankee Acquisition Corp., 9.750%, due 02/15/17	869,425	0.9
		Other Securities	1,860,776	1.8
			6,614,492	6.6
	Energy: 11.2%
217,000	#	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, due 05/01/15	225,680	0.2
150,000	#	Calfrac Holdings L.P., 7.500%, due 12/01/20	152,250	0.1
89,000	#	Carrizo Oil & Gas, Inc., 8.625%, due 10/15/18	92,115	0.1
620,000		Chesapeake Energy Corp., 2.500%, due 05/15/37	556,450	0.8
300,000		Chesapeake Energy Corp., 2.250%, due 12/15/38	235,125
170,000	#	Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.000%, due 04/01/15	182,750	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Energy (continued)
$520,000		Denbury Resources, Inc., 9.750%, due 03/01/16	$582,400	0.6
500,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16	480,000	0.5
700,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17	749,000	0.7
450,000	#	Hilcorp Energy I LP, 7.750%, due 11/01/15	466,875	0.5
730,000		Massey Energy Co., 3.250%, due 08/01/15	716,313	0.7
250,000	#	Precision Drilling Corp., 6.625%, due 11/15/20	255,000	0.3
785,000		Quicksilver Resources, Inc., 7.125%, due 04/01/16	755,563	0.7
525,000	&	SandRidge Energy, Inc., 8.625%, due 04/01/15	540,094	0.5
1,835,000		Tesoro Corp., 6.500%, due 06/01/17	1,848,763	2.1
250,000		Tesoro Corp., 9.750%, due 06/01/19	278,125
		Other Securities	3,215,176	3.2
			11,331,679	11.2
	Financials: 8.9%
378,000	#	ABI Escrow Corp., 10.250%, due 10/15/18	415,800	0.4
545,000	#	Alliant Holdings I, Inc., 11.000%, due 05/01/15	570,888	0.6
460,000	#,±	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	134,550	0.1
300,000	#	CEVA Group PLC, 11.500%, due 04/01/18	325,500	0.5
145,000	#	CEVA Group PLC, 11.625%, due 10/01/16	159,863

Principal Amount			Value	Percent of Net Assets
$2,225,000		Forest City Enterprises, Inc., 6.500%, due 02/01/17	$1,935,730	2.0
40,000		Forest City Enterprises, Inc., 7.625%, due 06/01/15	37,450
219,000	#	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20	232,140	0.2
100,000	#	Holly Energy Partners L.P./Holly Energy Finance Corp., 8.250%, due 03/15/18	105,000	0.1
150,000	#	Host Hotels & Resorts L.P., 2.500%, due 10/15/29	212,063	0.2
360,000	#	HUB International Holdings, Inc., 10.250%, due 06/15/15	362,700	0.4
273,000	#	Lexington Realty Trust, 6.000%, due 01/15/30	334,425	0.3
1,000,000	#	Liberty Mutual Group, Inc., 7.000%, due 03/15/37	899,345	0.9
540,000	#	Offshore Group Investments Ltd., 11.500%, due 08/01/15	588,600	0.6
200,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	217,000	0.2
335,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, due 05/15/18	338,350	0.3
150,000	#	Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, due 11/01/18	155,625	0.1
440,000	#	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, due 09/01/17	475,200	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$525,000	#	USB Realty Corp., 6.091%, due 12/22/49	$398,344	0.4
110,000	#	USI Holdings Corp., 4.161%, due 11/15/14	96,800	0.1
		Other Securities	980,082	1.0
			8,975,455	8.9
	Health Care: 7.4%
710,000		Alere, Inc., 3.000%, due 05/15/16	755,263	0.9
189,000		Alere, Inc., 9.000%, due 05/15/16	195,615
200,000	#	ConvaTec Healthcare SA, 10.500%, due 12/15/18	203,750	0.2
625,500		Gentiva Health Services, Inc., 6.750%-11.500%, due 05/23/16-09/01/18	651,632	0.6
175,000	#	HCA Holdings, Inc., 7.750%, due 05/15/21	175,438	0.2
332,000	#	Lantheus Medical Imaging, Inc., 9.750%, due 05/15/17	348,600	0.3
878,852	&,#	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	892,035	0.9
846,000		Vertex Pharmaceuticals, Inc., 3.350%, due 10/01/15	859,748	0.9
		Other Securities	3,383,842	3.4
			7,465,923	7.4
	Industrials: 12.7%
100,000	#	AMGH Merger Sub, Inc., 9.250%, due 11/01/18	105,500	0.1
477,000	#	DynCorp International, Inc., 10.375%, due 07/01/17	491,310	0.5
509,000	+	General Cable Corp., 4.500% (step rate 2.250%), due 11/15/29	607,619	0.6
445,000		GeoEye, Inc., 9.625%, due 10/01/15	505,075	0.5

Principal Amount			Value	Percent of Net Assets
$535,000		Greenbrier Cos., Inc., 8.375%, due 05/15/15	$544,363	0.8
285,000		Greenbrier Cos., Inc., 2.375%, due 05/15/26	266,119
623,000		Horizon Lines, Inc., 4.250%, due 08/15/12	577,054	0.6
100,000	#	Interline Brands, Inc., 7.000%, due 11/15/18	102,000	0.1
190,000	#	Liberty Tire Recycling, 11.000%, due 10/01/16	204,725	0.2
665,000		Mastec, Inc., 4.000%, due 06/15/14	804,650	0.8
675,000		Mueller Water Products, 7.375%, due 06/01/17	654,750	0.6
620,000		Navistar International Corp., 3.000%, due 10/15/14	830,800	0.8
355,000	#	New Enterprise Stone & Lime Co., 11.000%, due 09/01/18	339,025	0.3
75,000	#	Polypore International, Inc., 7.500%, due 11/15/17	76,875	0.1
1,165,000	Z	Roper Industries, Inc., 0.180%, due 01/15/34	1,116,944	1.1
205,000	#	SunPower Corp., 4.500%, due 03/15/15	184,890	0.2
53,000	#	USG Corp., 8.375%, due 10/15/18	52,205	0.1
1,166,000		Wesco International, Inc., 6.000%, due 09/15/29	2,410,705	2.4
		Other Securities	2,909,615	2.9
			12,784,224	12.7
	Information Technology: 5.9%
316,000	#	Allen Systems Group, Inc., 10.500%, due 11/15/16	319,950	0.3
1,000,000		Anixter International, Inc., 5.950%, due 03/01/15	1,006,250	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Information Technology (continued)
$89,000	#	First Data Corp., 8.250%, due 01/15/21	$85,885
89,000	#	First Data Corp., 12.625%, due 01/15/21	85,440	0.2
21,000		First Data Corp., 9.875%, due 09/24/15	20,108
750,000	#	Newport Corp., 2.500%, due 02/15/12	774,375	0.8
556,000		ON Semiconductor Corp., 2.625%, due 12/15/26	653,995	0.6
310,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18	315,425	0.3
254,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18	256,540	0.3
		Other Securities	2,397,747	2.4
			5,915,715	5.9
	Materials: 7.0%
550,000	#	Algoma Acquisition Corp., 9.875%, due 06/15/15	497,750	0.5
640,000		Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	638,400	0.6
625,000		Graham Packaging Co., Inc., 8.250%-9.875%, due 10/15/14-01/01/17	652,000	0.7
475,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18	510,031	0.5
215,000	#	Ineos Finance PLC, 9.000%, due 05/15/15	229,781	0.2
235,000	#	Ineos Group Holdings PLC, 8.500%, due 02/15/16	225,013	0.2
264,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21	279,180	0.3
1,400,000		Nova Chemicals Corp., 7.875%, due 09/15/25	1,342,250	1.3

Principal Amount			Value	Percent of Net Assets
$675,000	#	Novelis, Inc., 8.750%, due 12/15/20	$703,688	0.7
370,000	#	Texas Industries, Inc., 9.250%, due 08/15/20	394,975	0.4
		Other Securities	1,622,577	1.6
			7,095,645	7.0
	Telecommunication Services: 7.1%
920,000		Cincinnati Bell, Inc., 8.250%-8.750%, due 10/15/17-10/15/20	895,325	0.9
850,000	#	Cricket Communications, Inc., 7.750%, due 10/15/20	811,750	0.8
775,000		Frontier Communications Corp., 8.250%-8.750%, due 04/15/17-04/15/22	849,951	0.8
500,000		Intelsat Corp., 9.250%, due 06/15/16	542,500	0.7
150,000		Intelsat Corp., 3.254%, due 02/01/14	142,922
700,000		PAETEC Holding Corp., 8.875%, due 06/30/17	750,750	0.9
100,000	#	PAETEC Holding Corp., 9.875%, due 12/01/18	103,250
410,000		Windstream Corp., 7.750%-7.875%, due 11/01/17-10/15/20	428,813	0.4
		Other Securities	2,629,918	2.6
			7,155,179	7.1
	Utilities: 1.4%
320,000		CMS Energy Corp., 5.500%, due 06/15/29	450,400	0.5
430,000	#	Intergen NV, 9.000%, due 06/30/17	457,950	0.5

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Utilities (continued)
$375,000	#	Texas Competitive Electric Holdings Co., LLC, 15.000%, due 04/01/21	$330,000	0.3
		Other Securities	144,300	0.1
			1,382,650	1.4
		Total Corporate Bonds/Notes ( Cost $68,240,474 )	76,476,706	75.9
ASSET-BACKED SECURITIES: 0.2%
	Other Asset-Backed Securities: 0.2%
150,000	#	Dominos Pizza Master Issuer LLC, 5.261%, due 04/25/37	154,116	0.1
		Other Securities	54,523	0.1
		Total Asset-Backed Securities ( Cost $207,871 )	208,639	0.2
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	#	Timberstar Trust, 7.530%, due 10/15/36	998,445	1.0
		Total Collateralized Mortgage Obligations ( Cost $1,008,588 )	998,445	1.0
		Total Long-Term Investments ( Cost $83,044,397 )	97,834,590	97.1
SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
1,747,848		Blackrock Liquidity Funds TempFund Portfolio - Class I	1,747,848	1.7
		Total Short-Term Investments ( Cost $1,747,848 )	1,747,848	1.7
		Total Investments in Securities ( Cost $84,792,245 ) *	$99,582,438	98.8
		Other Assets and Liabilities - Net	1,237,955	1.2
		Net Assets	$100,820,393	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $84,852,335.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,112,643
Gross Unrealized Depreciation	(3,382,540)
Net Unrealized Appreciation	$14,730,103

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING PIONEER HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$1,385,998	$—	$—	$1,385,998
Consumer Staples	184,016	—	—	184,016
Energy	989,198	—	—	989,198
Financials	207,936	9,020	—	216,956
Health Care	2,933,917	—	—	2,933,917
Industrials	3,673,866	—	—	3,673,866
Information Technology	1,721,105	—	—	1,721,105
Materials	4,008,398	—	—	4,008,398
Telecommunication Services	401,472	—	—	401,472
Utilities	897,787	—	—	897,787
Total Common Stock	16,403,693	9,020	—	16,412,713
Real Estate Investment Trusts	280,538	—	—	280,538
Preferred Stock	—	1,525,876	1,931,673	3,457,549
Corporate Bonds/Notes	—	76,476,706	—	76,476,706
Asset-Backed Securities	—	208,639	—	208,639
Collateralized Mortgage Obligations	—	998,445	—	998,445
Short-Term Investments	1,747,848	—	—	1,747,848
Total Investments, at value	$18,432,079	$79,218,686	$1,931,673	$99,582,438
Other Financial Instruments+
Unfunded Commitments	$—	$2,603	$—	$2,603
Total Assets	$18,432,079	$79,221,289	$1,931,673	$99,585,041

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Preferred Stock	$—	$828,100	$(308,805)	$—	$191,719	$1,220,659	$—	$—	$1,931,673
Corporate Bonds/Notes	—	—	(15,462)	—	15,462	—	—	—	—
Total Investments, at value	$—	$828,100	$(324,267)	$—	$207,181	$1,220,659	$—	$—	$1,931,673

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1,220,659.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, unfunded commitments and written options. Forward foreign currency contracts, futures and unfunded commitments are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 99.2%
	Consumer Discretionary: 18.5%
107,900	@	Bed Bath & Beyond, Inc.	$5,303,285	0.6
142,100	@	Carmax, Inc.	4,530,148	0.5
141,300		Coach, Inc.	7,815,303	1.0
147,350	@	Discovery Communications, Inc. - Class C	5,406,272	0.7
129,112		Marriott International, Inc.	5,363,312	0.7
193,300		Mattel, Inc.	4,915,619	0.6
129,400		McGraw-Hill Cos., Inc.	4,711,454	0.6
20,600	@	Priceline.com, Inc.	8,230,730	1.0
87,700		Ross Stores, Inc.	5,547,025	0.7
96,000		Starwood Hotels & Resorts Worldwide, Inc.	5,834,880	0.7
72,000		Tiffany & Co.	4,483,440	0.5
		Other Securities	89,092,003	10.9
			151,233,471	18.5
	Consumer Staples: 3.7%
184,500		Avon Products, Inc.	5,361,570	0.7
87,200	@	Whole Foods Market, Inc.	4,411,448	0.5
		Other Securities	20,497,076	2.5
			30,270,094	3.7
	Energy: 7.8%
110,800	@	Cameron International Corp.	5,620,884	0.7
67,300	@	Concho Resources, Inc.	5,900,191	0.7
82,600	@	FMC Technologies, Inc.	7,343,966	0.9
70,900		Peabody Energy Corp.	4,536,182	0.5
		Other Securities	40,746,463	5.0
			64,147,686	7.8
	Financials: 7.8%
37,500	@	Intercontinental Exchange, Inc.	4,468,125	0.6
		Other Securities	59,265,037	7.2
			63,733,162	7.8
	Health Care: 12.8%
50,200	@	Alexion Pharmaceuticals, Inc.	4,043,610	0.5
147,900		AmerisourceBergen Corp.	5,046,348	0.6
44,700	@	Cerner Corp.	4,234,878	0.5
48,300		CR Bard, Inc.	4,432,491	0.6
84,800	@	Life Technologies Corp.	4,706,400	0.6
		Other Securities	81,914,078	10.0
			104,377,805	12.8

Shares			Value	Percent of Net Assets
	Industrials: 17.0%
71,300		CH Robinson Worldwide, Inc.	$5,717,547	0.7
72,300		Cooper Industries PLC	4,214,367	0.5
82,800		Cummins, Inc.	9,108,828	1.1
92,700		Expeditors International Washington, Inc.	5,061,420	0.6
83,300		Fluor Corp.	5,519,458	0.7
49,600		Joy Global, Inc.	4,302,800	0.5
40,500		Precision Castparts Corp.	5,638,005	0.7
56,500		Rockwell Automation, Inc.	4,051,615	0.5
32,900		WW Grainger, Inc.	4,543,819	0.6
		Other Securities	90,839,866	11.1
			138,997,725	17.0
	Information Technology: 23.2%
118,100		Altera Corp.	4,201,998	0.5
110,800	@	Autodesk, Inc.	4,232,560	0.5
92,100	@	Intuit, Inc.	4,540,530	0.6
129,800	@	Juniper Networks, Inc.	4,792,216	0.6
128,400		Linear Technology Corp.	4,441,356	0.5
242,300	@	Marvell Technology Group Ltd.	4,494,665	0.5
92,300	@	NetApp, Inc.	5,072,808	0.6
252,000	@	Nuance Communications, Inc.	4,581,360	0.6
140,700	L	Paychex, Inc.	4,349,037	0.5
73,700	@	Rovi Corp.	4,570,137	0.6
108,200	@,L	Trimble Navigation Ltd.	4,320,426	0.5
331,000		Western Union Co.	6,146,670	0.8
173,400		Xilinx, Inc.	5,025,132	0.6
		Other Securities	129,473,450	15.8
			190,242,345	23.2
	Materials: 6.3%
51,400		Cliffs Natural Resources, Inc.	4,009,714	0.5
63,100		Compass Minerals International, Inc.	5,632,937	0.7
81,800	L	Sociedad Quimica y Minera de Chile SA ADR	4,778,756	0.6
40,300	L	Walter Industries, Inc.	5,151,952	0.6
		Other Securities	31,933,775	3.9
			51,507,134	6.3
	Telecommunication Services: 1.5%
126,400	@	Crown Castle International Corp.	5,540,112	0.7
		Other Securities	6,337,959	0.8
			11,878,071	1.5

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
	Utilities: 0.6%
		Other Securities	$4,861,218	0.6
		Total Common Stock ( Cost $658,974,106 )	811,248,711	99.2
REAL ESTATE INVESTMENT TRUSTS: 0.4%
	Financials: 0.4%
		Other Securities	3,257,899	0.4
		Total Real Estate Investment Trusts ( Cost $2,650,475 )	3,257,899	0.4
PREFERRED STOCK: 0.2%
	Information Technology: 0.2%
		Other Securities	1,847,067	0.2
		Total Preferred Stock ( Cost $1,847,067 )	1,847,067	0.2
		Total Long-Term Investments ( Cost $663,471,648 )	816,353,677	99.8
SHORT-TERM INVESTMENTS: 5.3%
	Mutual Funds: 0.3%
2,604,988		T. Rowe Price Reserve Investment Fund	2,604,988	0.3
		Total Mutual Funds ( Cost $2,604,988 )	2,604,988	0.3
	Securities Lending Collateralcc: 5.0%
39,070,449		BNY Mellon Overnight Government Fund (1)	39,070,449	4.8
2,384,768	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,907,814	0.2
		Total Securities Lending Collateral ( Cost $41,455,217 )	40,978,263	5.0
		Total Short-Term Investments ( Cost $44,060,205 )	43,583,251	5.3
		Total Investments in Securities ( Cost $707,531,853 ) *	$859,936,928	105.1
		Other Assets and Liabilities - Net	(41,694,420)	(5.1)
		Net Assets	$818,242,508	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $708,017,737.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$198,913,472
Gross Unrealized Depreciation	(46,994,281)
Net Unrealized Appreciation	$151,919,191

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$151,233,471	$—	$—	$151,233,471
Consumer Staples	30,270,094	—	—	30,270,094
Energy	64,147,686	—	—	64,147,686
Financials	63,733,162	—	—	63,733,162
Health Care	104,377,805	—	—	104,377,805
Industrials	138,997,725	—	—	138,997,725
Information Technology	190,242,345	—	—	190,242,345
Materials	46,728,378	4,778,756	—	51,507,134
Telecommunication Services	11,878,071	—	—	11,878,071
Utilities	4,861,218	—	—	4,861,218
Total Common Stock	806,469,955	4,778,756	—	811,248,711
Real Estate Investment Trusts	3,257,899	—	—	3,257,899
Preferred Stock	—	1,847,067	—	1,847,067
Short-Term Investments	41,675,437	—	1,907,814	43,583,251
Total Investments, at value	$851,403,291	$6,625,823	$1,907,814	$859,936,928

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$1,907,814	$—	$—	$—	$—	$—	$—	$—	$1,907,814
Total Investments, at value	$1,907,814	$—	$—	$—	$—	$—	$—	$—	$1,907,814

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 99.2%
	Consumer Discretionary: 18.8%
251,000	@	Amazon.com, Inc.	$45,180,000	4.2
257,600		Coach, Inc.	14,247,856	1.3
296,311		Marriott International, Inc.	12,308,759	1.1
124,100		Nike, Inc.	10,600,622	1.0
24,759	@	Priceline.com, Inc.	9,892,457	0.9
485,400		Starbucks Corp.	15,595,902	1.4
147,700		Starwood Hotels & Resorts Worldwide, Inc.	8,977,206	0.8
273,100		Walt Disney Co.	10,243,981	1.0
		Other Securities	76,318,366	7.1
			203,365,149	18.8
	Consumer Staples: 2.4%
119,400		Costco Wholesale Corp.	8,621,874	0.8
		Other Securities	17,334,276	1.6
			25,956,150	2.4
	Energy: 8.8%
173,100	@	Cameron International Corp.	8,781,363	0.8
116,700		EOG Resources, Inc.	10,667,547	1.0
95,200	@	FMC Technologies, Inc.	8,464,232	0.8
123,900		Occidental Petroleum Corp.	12,154,590	1.1
122,600		Peabody Energy Corp.	7,843,948	0.7
234,500		Schlumberger Ltd.	19,580,750	1.8
289,800		Suncor Energy, Inc.	11,096,442	1.1
		Other Securities	16,186,912	1.5
			94,775,784	8.8
	Financials: 7.5%
323,100		American Express Co.	13,867,452	1.3
141,308		Franklin Resources, Inc.	15,714,863	1.5
76,500	@,L	Intercontinental Exchange, Inc.	9,114,975	0.8
416,400		Invesco Ltd.	10,018,584	0.9
332,100		JPMorgan Chase & Co.	14,087,682	1.3
		Other Securities	18,218,172	1.7
			81,021,728	7.5
	Health Care: 6.0%
357,000	@	Express Scripts, Inc.	19,295,850	1.7
151,700		McKesson Corp.	10,676,646	1.0
		Other Securities	35,534,052	3.3
			65,506,548	6.0
	Industrials: 15.3%
112,900		3M Co.	9,743,270	0.9
682,200		Danaher Corp.	32,179,373	3.0

Shares			Value	Percent of Net Assets
180,200		Emerson Electric Co.	$10,302,034	0.9
167,000		Expeditors International Washington, Inc.	9,118,200	0.8
177,000	L	Fastenal Co.	10,604,070	1.0
208,700		FedEx Corp.	19,411,187	1.8
93,400		Precision Castparts Corp.	13,002,214	1.2
110,600		Union Pacific Corp.	10,248,196	0.9
144,000		United Parcel Service, Inc. - Class B	10,451,520	1.0
		Other Securities	40,996,181	3.8
			166,056,245	15.3
	Information Technology: 31.1%
218,900		Accenture PLC	10,614,461	1.0
245,100	@	Apple, Inc.	79,059,456	7.3
209,900	@	Baidu.com ADR	20,261,647	1.9
266,900		Broadcom Corp.	11,623,495	1.1
748,000		Corning, Inc.	14,451,360	1.3
159,700	@	Dolby Laboratories, Inc.	10,651,990	1.0
341,000	@	eBay, Inc.	9,490,030	0.9
94,250	@	Google, Inc. - Class A	55,981,673	5.2
393,000	@	Juniper Networks, Inc.	14,509,560	1.3
7,000	@,#	Mail.ru Group Ltd. GDR	252,000	0.0
55,700		Mastercard, Inc.	12,482,927	1.2
440,800		Qualcomm, Inc.	21,815,192	2.0
411,700		Tencent Holdings Ltd.	8,937,778	0.8
298,900		Visa, Inc.	21,036,582	1.9
		Other Securities	45,462,919	4.2
			336,631,070	31.1
	Materials: 5.5%
241,847		BHP Billiton Ltd.	11,246,137	1.0
71,200		Freeport-McMoRan Copper & Gold, Inc.	8,550,408	0.8
249,500		Praxair, Inc.	23,819,765	2.2
		Other Securities	15,690,283	1.5
			59,306,593	5.5
	Telecommunication Services: 3.8%
339,200	@	American Tower Corp.	17,516,288	1.6
540,112	@	Crown Castle International Corp.	23,673,109	2.2
			41,189,397	3.8
		Total Common Stock ( Cost $794,023,410 )	1,073,808,664	99.2

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
PREFERRED STOCK: 0.2%
	Information Technology: 0.2%
		Other Securities	$1,990,265	0.2
		Total Preferred Stock ( Cost $1,990,265 )	1,990,265	0.2
		Total Long-Term Investments ( Cost $796,013,675 )	1,075,798,929	99.4
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 0.5%
5,773,730		T. Rowe Price Reserve Investment Fund	5,773,730	0.5
		Total Mutual Funds ( Cost $5,773,730 )	5,773,730	0.5
	Securities Lending Collateralcc: 1.0%
8,889,825		BNY Mellon Overnight Government Fund (1)	8,889,825	0.8
1,695,725	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,356,580	0.2
		Total Securities Lending Collateral ( Cost $10,585,550 )	10,246,405	1.0
		Total Short-Term Investments ( Cost $16,359,280 )	16,020,135	1.5
		Total Investments in Securities ( Cost $812,372,955 ) *	$1,091,819,064	100.9
		Other Assets and Liabilities - Net	(9,661,457)	(0.9)
		Net Assets	$1,082,157,607	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $817,480,410.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$282,105,482
Gross Unrealized Depreciation	(7,766,828)
Net Unrealized Appreciation	$274,338,654

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$195,978,988	$7,386,161	$—	$203,365,149
Consumer Staples	25,956,150	—	—	25,956,150
Energy	94,775,784	—	—	94,775,784
Financials	81,021,728	—	—	81,021,728
Health Care	65,506,548	—	—	65,506,548
Industrials	166,056,245	—	—	166,056,245
Information Technology	321,493,739	15,137,331	—	336,631,070
Materials	48,060,456	11,246,137	—	59,306,593
Telecommunication Services	41,189,397	—	—	41,189,397
Total Common Stock	1,040,039,035	33,769,629	—	1,073,808,664
Preferred Stock	—	1,990,265	—	1,990,265
Short-Term Investments	14,663,555	—	1,356,580	16,020,135
Total Investments, at value	$1,054,702,590	$35,759,894	$1,356,580	$1,091,819,064

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$1,356,580	$—	$—	$—	$—	$—	$—	$—	$1,356,580
Total Investments, at value	$1,356,580	$—	$—	$—	$—	$—	$—	$—	$1,356,580

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 86.6%
	Austria: 0.6%
		Other Securities	$4,029,181	0.6
	Bermuda: 0.8%
		Other Securities	5,603,609	0.8
	Brazil: 2.2%
184,274		Petroleo Brasileiro SA ADR	6,972,928	1.0
		Other Securities	8,402,452	1.2
			15,375,380	2.2
	Canada: 2.2%
531,300		Talisman Energy, Inc.	11,819,728	1.7
		Other Securities	3,268,350	0.5
			15,088,078	2.2
	China: 3.1%
19,862,000		China Telecom Corp., Ltd.	10,378,209	1.5
13,026,153		Shanghai Electric Group Co., Ltd.	8,593,857	1.2
		Other Securities	2,512,467	0.4
			21,484,533	3.1
	Denmark: 0.5%
		Other Securities	3,381,120	0.5
	France: 8.2%
424,911		AXA S.A.	7,072,830	1.0
98,650		Cie Generale des Etablissements Michelin	7,081,658	1.0
397,550		France Telecom S.A.	8,319,075	1.2
138,888		Sanofi-Aventis	8,904,220	1.3
153,638		Total S.A.	8,183,148	1.2
		Other Securities	16,941,398	2.5
			56,502,329	8.2
	Germany: 10.2%
350,450		Deutsche Post AG	5,945,455	0.9
215,412		E.ON AG	6,578,434	0.9
916,844	@	Infineon Technologies AG	8,546,170	1.2
59,230		MAN AG	7,054,644	1.0
41,570		Muenchener Rueckversicherungs AG	6,295,973	0.9
172,576		SAP AG	8,801,836	1.3
103,733		Siemens AG	12,849,888	1.9
		Other Securities	14,282,832	2.1
			70,355,232	10.2

Shares			Value	Percent of Net Assets
	Hong Kong: 3.9%
2,151,100	@	AIA Group Ltd.	$6,046,925	0.9
708,500		China Mobile Ltd.	7,024,679	1.0
361,500		Swire Pacific Ltd.	5,939,457	0.8
		Other Securities	8,021,280	1.2
			27,032,341	3.9
	India: 3.1%
711,953		Housing Development Finance Corp.	11,590,738	1.7
195,050		ICICI Bank Ltd. ADR	9,877,332	1.4
			21,468,070	3.1
	Ireland: 0.6%
		Other Securities	4,342,425	0.6
	Italy: 2.4%
344,844		ENI S.p.A.	7,558,089	1.1
		Other Securities	9,177,306	1.3
			16,735,395	2.4
	Japan: 3.2%
		Other Securities	22,058,602	3.2
	Netherlands: 5.9%
269,105		Koninklijke Philips Electronics NV	8,250,042	1.2
310,440		Royal Dutch Shell PLC - Class B	10,280,075	1.5
211,190		Unilever NV	6,588,620	0.9
		Other Securities	15,829,526	2.3
			40,948,263	5.9
	Norway: 2.8%
381,570		Statoil ASA	9,088,253	1.3
637,490		Telenor ASA	10,388,118	1.5
			19,476,371	2.8
	Portugal: 0.9%
517,580		Portugal Telecom SGPS S.A.	5,908,214	0.9
	Singapore: 3.2%
1,028,500		DBS Group Holdings Ltd.	11,479,664	1.6
2,430,000		Singapore Telecommunications Ltd.	5,774,512	0.8
		Other Securities	5,250,659	0.8
			22,504,835	3.2

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
	South Korea: 4.0%
129,728		KB Financial Group, Inc. ADR	$6,861,314	1.0
86,118		LG Electronics, Inc.	8,933,964	1.3
28,943		Samsung Electronics Co., Ltd. GDR	12,101,025	1.7
			27,896,303	4.0
	Spain: 3.5%
473,255		Telefonica S.A.	10,804,432	1.5
		Other Securities	13,579,658	2.0
			24,384,090	3.5
	Sweden: 1.1%
663,420		Telefonaktiebolaget LM Ericsson	7,688,253	1.1
	Switzerland: 6.7%
115,149		Adecco S.A.	7,551,398	1.1
153,740		Nestle S.A.	9,006,654	1.3
191,006		Novartis AG	11,243,684	1.6
45,800		Roche Holding AG - Genusschein	6,713,952	1.0
163,681		Swiss Reinsurance	8,780,968	1.2
		Other Securities	3,259,301	0.5
			46,555,957	6.7
	Taiwan: 2.0%
2,437,627		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,808,198	1.4
		Other Securities	3,701,168	0.6
			13,509,366	2.0
	United Kingdom: 15.5%
1,365,890		BAE Systems PLC	7,035,403	1.0
931,060		BP PLC	6,862,780	1.0
666,327		Burberry Group PLC	11,710,638	1.7
485,427		GlaxoSmithKline PLC	9,413,793	1.4
754,000		HSBC Holdings PLC	7,699,450	1.1
1,424,335		Kingfisher PLC	5,867,852	0.8
483,080		Pearson PLC	7,612,908	1.1
633,400	@	Rolls-Royce Group PLC	6,171,361	0.9
40,537,600	@	Rolls-Royce Group PLC - C Shares	63,202
937,220		Tesco PLC	6,214,721	0.9
3,365,836		Vodafone Group PLC	8,835,787	1.3
		Other Securities	29,999,034	4.3
			107,486,929	15.5
		Total Common Stock ( Cost $559,813,226 )	599,814,876	86.6

Principal Amount			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	U.S. Government Agency Obligations: 0.3%
$		Other Securities	$2,400,000	0.3
		Total Short-Term Investments ( Cost $2,400,000 )	2,400,000	0.3
		Total Investments in Securities ( Cost $562,213,226 ) *	$602,214,876	86.9
		Other Assets and Liabilities - Net	90,469,347	13.1
		Net Assets	$692,684,223	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

*  Cost for federal income tax purposes is $565,385,162.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$91,497,472
Gross Unrealized Depreciation	(54,667,758)
Net Unrealized Appreciation	$36,829,714
Industry	Percentage of Net Assets
Consumer Discretionary	8.3%
Consumer Staples	3.1
Energy	10.9
Financials	18.8
Health Care	6.8
Industrials	14.9
Information Technology	9.2
Materials	1.9
Telecommunication Services	10.3
Utilities	2.4
Short-Term Investments	0.3
Other Assets and Liabilities - Net	13.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Austria	$—	$4,029,181	$—	$4,029,181
Bermuda	5,603,609	—	—	5,603,609
Brazil	15,375,380	—	—	15,375,380
Canada	15,088,078	—	—	15,088,078
China	—	21,484,533	—	21,484,533
Denmark	—	3,381,120	—	3,381,120
France	—	56,502,329	—	56,502,329
Germany	—	70,355,232	—	70,355,232
Hong Kong	10,261,905	16,770,436	—	27,032,341
India	9,877,332	11,590,738	—	21,468,070
Ireland	—	4,342,425	—	4,342,425
Italy	—	16,735,395	—	16,735,395
Japan	—	22,058,602	—	22,058,602
Netherlands	—	40,948,263	—	40,948,263
Norway	—	19,476,371	—	19,476,371
Portugal	—	5,908,214	—	5,908,214
Singapore	—	22,504,835	—	22,504,835
South Korea	18,962,339	8,933,964	—	27,896,303
Spain	—	24,384,090	—	24,384,090
Sweden	—	7,688,253	—	7,688,253
Switzerland	—	46,555,957	—	46,555,957
Taiwan	8,508,703	5,000,663	—	13,509,366
United Kingdom	—	107,486,929	—	107,486,929
Total Common Stock	83,677,346	516,137,530	—	599,814,876
Short-Term Investments	—	2,400,000	—	2,400,000
Total Investments, at value	$83,677,346	$518,537,530	$—	$602,214,876

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 97.5%
	Consumer Discretionary: 8.2%
164,300		Best Buy Co., Inc.	$5,633,847	1.9
291,578		Comcast Corp. - Special Class A	6,067,738	2.1
210,775	@	Dish Network Corp.	4,143,837	1.4
118,096	@	Life Time Fitness, Inc.	4,840,755	1.7
442,400	@	Pulte Homes, Inc.	3,326,848	1.1
			24,013,025	8.2
	Consumer Staples: 0.2%
756,115	@	Rite Aid Corp.	667,801	0.2
	Energy: 19.4%
156,300		Baker Hughes, Inc.	8,935,671	3.0
89,642		ConocoPhillips	6,104,620	2.1
261,480		Gazprom OAO ADR	6,652,051	2.3
1,900		Inpex Holdings, Inc.	11,094,843	3.8
201,035		Marathon Oil Corp.	7,444,326	2.5
727,780	@	SandRidge Energy, Inc.	5,327,350	1.8
166,100	@	Transocean Ltd.	11,545,611	3.9
			57,104,472	19.4
	Financials: 15.1%
182,500		Hartford Financial Services Group, Inc.	4,834,425	1.6
319,550		JPMorgan Chase & Co.	13,555,311	4.6
1,972,042		Mitsubishi UFJ Financial Group, Inc.	10,633,489	3.6
83,549		Transatlantic Holdings, Inc.	4,312,799	1.5
416,305		US Bancorp.	11,227,746	3.8
			44,563,770	15.1
	Health Care: 15.8%
139,600	@	Alere, Inc.	5,109,360	1.7
52,116	@	Community Health Systems, Inc.	1,947,575	0.7
213,115		Eli Lilly & Co.	7,467,550	2.5
320,380	@	Gilead Sciences, Inc.	11,610,571	3.9
33,100		Roche Holding AG - Genusschein	4,852,223	1.7
80,800	@	Talecris Biotherapeutics Holdings Corp.	1,882,640	0.6
119,844	@	Thermo Fisher Scientific, Inc.	6,634,564	2.3
99,775	@	Varian Medical Systems, Inc.	6,912,412	2.4
			46,416,895	15.8
	Industrials: 5.5%
632,200		General Electric Co.	11,562,938	3.9
67,700		Lockheed Martin Corp.	4,732,907	1.6
			16,295,845	5.5

Shares			Value	Percent of Net Assets
	Information Technology: 22.0%
192,600	@	Adobe Systems, Inc.	$5,928,228	2.0
210,329	@	Amdocs Ltd.	5,777,738	1.9
68,106	@	Ansys, Inc.	3,546,279	1.2
109,523		Corning, Inc.	2,115,984	0.7
805,797	@	Dell, Inc.	10,918,549	3.7
175,487	@	Fiserv, Inc.	10,276,519	3.5
17,250	@	Google, Inc. - Class A	10,245,983	3.5
437,202	@	MEMC Electronic Materials, Inc.	4,922,895	1.7
154,474		Microsoft Corp.	4,312,914	1.5
225,752	@	NCR Corp.	3,469,808	1.2
343,638	@	ON Semiconductor Corp.	3,395,143	1.1
			64,910,040	22.0
	Materials: 8.5%
130,000		Monsanto Co.	9,053,200	3.1
651,500		Tokyo Steel Manufacturing Co., Ltd.	7,077,948	2.4
149,637	L	United States Steel Corp.	8,741,794	3.0
			24,872,942	8.5
	Telecommunication Services: 2.8%
553,328		China Mobile Ltd.	5,486,170	1.8
2,931,950	@,L	Level 3 Communications, Inc.	2,873,311	1.0
			8,359,481	2.8
		Total Common Stock ( Cost $260,846,816 )	287,204,271	97.5
Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 2.9%
	Financials: 1.2%
$3,000,000	#,L	AngloGold Ashanti Holdings Finance PLC, 3.500%, due 05/22/14	3,750,000	1.2
	Telecommunication Services: 1.7%
891,000	L	Level 3 Communications, Inc., 6.500%, due 10/01/16	965,621	0.3
4,000,000		Level 3 Financing, Inc., 9.250%, due 11/01/14	3,990,000	1.4
			4,955,621	1.7
		Total Corporate Bonds/Notes ( Cost $7,661,694 )	8,705,621	2.9
		Total Long-Term Investments ( Cost $268,508,510 )	295,909,892	100.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Securities Lending Collateralcc: 3.1%
8,644,142		BNY Mellon Overnight Government Fund (1)	$8,644,142	2.9
539,803	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	431,842	0.2
		Total Short-Term Investments ( Cost $9,183,945 )	9,075,984	3.1
		Total Investments in Securities ( Cost $277,692,455 ) *	$304,985,876	103.5
		Other Assets and Liabilities - Net	(10,387,613)	(3.5)
		Net Assets	$294,598,263	100.0

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $281,654,013.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$35,988,323
Gross Unrealized Depreciation	(12,656,460)
Net Unrealized Appreciation	$23,331,863

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING THORNBURG VALUE PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$24,013,025	$—	$—	$24,013,025
Consumer Staples	667,801	—	—	667,801
Energy	46,009,629	11,094,843	—	57,104,472
Financials	33,930,281	10,633,489	—	44,563,770
Health Care	41,564,672	4,852,223	—	46,416,895
Industrials	16,295,845	—	—	16,295,845
Information Technology	64,910,040	—	—	64,910,040
Materials	17,794,994	7,077,948	—	24,872,942
Telecommunication Services	2,873,311	5,486,170	—	8,359,481
Total Common Stock	248,059,598	39,144,673	—	287,204,271
Corporate Bonds/Notes	—	8,705,621	—	8,705,621
Short-Term Investments	8,644,142	—	431,842	9,075,984
Total Investments, at value	$256,703,740	$47,850,294	$431,842	$304,985,876

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$431,842	$—	$—	$—	$—	$—	$—	$—	$431,842
Total Investments, at value	$431,842	$—	$—	$—	$—	$—	$—	$—	$431,842

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.4%
	Consumer Discretionary: 15.0%
76,900		Carnival Corp.	$3,545,859	2.0
161,000		Comcast Corp. - Class A	3,537,170	2.0
51,500	L	Fortune Brands, Inc.	3,102,875	1.8
54,300	@	General Motors Co.	2,001,498	1.1
66,600		Johnson Controls, Inc.	2,544,120	1.4
92,300		Lowe's Cos., Inc.	2,314,884	1.3
85,300		Time Warner, Inc.	2,744,101	1.6
48,800		Viacom - Class B	1,932,968	1.1
		Other Securities	4,683,497	2.7
			26,406,972	15.0
	Consumer Staples: 7.5%
81,100		Avon Products, Inc.	2,356,766	1.3
36,400		Kellogg Co.	1,859,312	1.1
111,900		Kroger Co.	2,502,084	1.4
50,700		PepsiCo, Inc.	3,312,231	1.9
48,800		Procter & Gamble Co.	3,139,304	1.8
			13,169,697	7.5
	Energy: 11.1%
40,800		Baker Hughes, Inc.	2,332,536	1.3
101,100		ExxonMobil Corp.	7,392,432	4.2
31,700		Hess Corp.	2,426,318	1.4
55,200		Marathon Oil Corp.	2,044,056	1.1
72,000	@	Noble Corp.	2,575,440	1.5
59,100	@	Ultra Petroleum Corp.	2,823,207	1.6
			19,593,989	11.1
	Financials: 14.5%
59,100		Aflac, Inc.	3,335,013	1.9
67,492		Bank of New York Mellon Corp.	2,038,258	1.1
371,700	@	Citigroup, Inc.	1,758,141	1.0
13,500		Goldman Sachs Group, Inc.	2,270,160	1.3
94,000		JPMorgan Chase & Co.	3,987,480	2.3
56,700		Metlife, Inc.	2,519,748	1.4
98,300		US Bancorp.	2,651,151	1.5
138,500		Wells Fargo & Co.	4,292,115	2.4
		Other Securities	2,817,307	1.6
			25,669,373	14.5
	Health Care: 13.2%
39,400		Allergan, Inc.	2,705,598	1.5
61,700		Covidien PLC	2,817,222	1.6
57,100		Johnson & Johnson	3,531,635	2.0
62,800		Medtronic, Inc.	2,329,252	1.3
66,200		Merck & Co., Inc.	2,385,848	1.4

Shares			Value	Percent of Net Assets
79,600		UnitedHealth Group, Inc.	$2,874,356	1.6
		Other Securities	6,718,032	3.8
			23,361,943	13.2
	Industrials: 10.8%
46,000		Dover Corp.	2,688,700	1.5
26,500		FedEx Corp.	2,464,765	1.4
48,500		General Dynamics Corp.	3,441,560	1.9
61,500		Illinois Tool Works, Inc.	3,284,100	1.9
		Other Securities	7,188,449	4.1
			19,067,574	10.8
	Information Technology: 19.5%
106,500	@	Adobe Systems, Inc.	3,278,070	1.9
17,400	@	Apple, Inc.	5,612,544	3.2
51,200	@	Autodesk, Inc.	1,955,840	1.1
43,800		Broadcom Corp.	1,907,490	1.1
147,400	@	Cisco Systems, Inc.	2,981,902	1.7
64,100		Hewlett-Packard Co.	2,698,610	1.5
101,800		Microsoft Corp.	2,842,256	1.6
57,500		Qualcomm, Inc.	2,845,675	1.6
107,500	@	Symantec Corp.	1,799,550	1.0
		Other Securities	8,435,633	4.8
			34,357,570	19.5
	Materials: 2.1%
		Other Securities	3,809,005	2.1
	Telecommunication Services: 2.1%
124,700		AT&T, Inc.	3,663,686	2.1
	Utilities: 2.6%
81,900		American Electric Power Co., Inc.	2,946,762	1.7
		Other Securities	1,632,582	0.9
			4,579,344	2.6
		Total Common Stock ( Cost $144,422,056 )	173,679,153	98.4
EXCHANGE-TRADED FUNDS: 1.1%
	Exchange-Traded Funds: 1.1%
15,000		SPDR Trust Series 1	1,886,700	1.1
		Total Exchange- Traded Funds ( Cost $1,885,277 )	1,886,700	1.1
		Total Long-Term Investments ( Cost $146,307,333 )	175,565,853	99.5

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Mutual Funds: 1.0%
1,719,646		Blackrock Liquidity Funds TempFund Portfolio - Class I	$1,719,646	1.0
		Total Mutual Funds ( Cost $1,719,646 )	1,719,646	1.0
	Securities Lending Collateralcc: 3.9%
6,261,298		BNY Mellon Overnight Government Fund (1)	6,261,298	3.5
818,750	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	655,000	0.4
		Total Securities Lending Collateral ( Cost $7,080,048 )	6,916,298	3.9
		Total Short-Term Investments ( Cost $8,799,694 )	8,635,944	4.9
		Total Investments in Securities ( Cost $155,107,027 ) *	$184,201,797	104.4
		Other Assets and Liabilities - Net	(7,794,235)	(4.4)
		Net Assets	$176,407,562	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities ggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $158,127,653.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,434,069
Gross Unrealized Depreciation	(5,359,925)
Net Unrealized Appreciation	$26,074,144

See Accompanying Notes to Financial Statements

ING UBS   SUMMARY PORTFOLIO OF INVESTMENTS
U.S. LARGE CAP EQUITY PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$173,679,153	$—	$—	$173,679,153
Exchange-Traded Funds	1,886,700	—	—	1,886,700
Short-Term Investments	7,980,944	—	655,000	8,635,944
Total Investments, at value	$183,546,797	$—	$655,000	$184,201,797

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$655,000	$—	$—	$—	$—	$—	$—	$—	$655,000
Total Investments, at value	$655,000	$—	$—	$—	$—	$—	$—	$—	$655,000

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.2%
	Consumer Discretionary: 17.1%
740,981		Comcast Corp. - Class A	$16,279,353	4.9
91,432		Home Depot, Inc.	3,205,606	1.0
132,391		Lowe's Cos., Inc.	3,320,366	1.0
283,110	L	News Corp. - Class B	4,648,666	1.4
85,723		Time Warner Cable, Inc.	5,660,290	1.7
130,625		Time Warner, Inc.	4,202,206	1.3
273,056		Viacom - Class B	10,815,748	3.3
		Other Securities	8,481,373	2.5
			56,613,608	17.1
	Consumer Staples: 8.9%
54,394		Coca-Cola Co.	3,577,493	1.1
152,584		CVS Caremark Corp.	5,305,346	1.6
221,364		Kraft Foods, Inc.	6,975,180	2.1
146,751		Unilever NV ADR	4,607,981	1.4
98,592		Wal-Mart Stores, Inc.	5,317,067	1.6
		Other Securities	3,659,896	1.1
			29,442,963	8.9
	Energy: 10.6%
71,636		BP PLC ADR	3,164,162	1.0
79,411		Chevron Corp.	7,246,254	2.2
46,907		ConocoPhillips	3,194,367	1.0
197,535		Halliburton Co.	8,065,354	2.4
81,562		Royal Dutch Shell PLC ADR - Class A	5,446,710	1.6
170,401	@	Weatherford International Ltd.	3,885,143	1.2
		Other Securities	4,119,672	1.2
			35,121,662	10.6
	Financials: 21.0%
479,780		Bank of America Corp.	6,400,265	1.9
234,647	L	Bank of New York Mellon Corp.	7,086,339	2.1
124,379		Chubb Corp.	7,417,964	2.2
1,051,554	@	Citigroup, Inc.	4,973,850	1.5
20,551		Goldman Sachs Group, Inc.	3,455,856	1.1
232,610		JPMorgan Chase & Co.	9,867,316	3.0
108,878		Metlife, Inc.	4,838,538	1.5
131,574		Morgan Stanley	3,580,129	1.1
76,681		PNC Financial Services Group, Inc.	4,656,070	1.4
52,006		Torchmark Corp.	3,106,838	0.9
83,357	L	Travelers Cos., Inc.	4,643,818	1.4
119,224		Wells Fargo & Co.	3,694,752	1.1
		Other Securities	5,795,848	1.8
			69,517,583	21.0

Shares			Value	Percent of Net Assets
	Health Care: 12.2%
254,510		Bristol-Myers Squibb Co.	$6,739,425	2.0
117,541		Cardinal Health, Inc.	4,502,996	1.4
162,630		Merck & Co., Inc.	5,861,185	1.8
508,423		Pfizer, Inc.	8,902,487	2.7
155,861		UnitedHealth Group, Inc.	5,628,141	1.7
		Other Securities	8,756,521	2.6
			40,390,755	12.2
	Industrials: 7.1%
260,036		General Electric Co.	4,756,058	1.5
82,632		Honeywell International, Inc.	4,392,717	1.3
97,038	L	Ingersoll-Rand PLC	4,569,519	1.4
112,100		Tyco International Ltd.	4,645,424	1.4
		Other Securities	4,930,483	1.5
			23,294,201	7.1
	Information Technology: 10.4%
258,625	@,L	Dell, Inc.	3,504,369	1.0
241,971	@	eBay, Inc.	6,734,053	2.0
141,189		Hewlett-Packard Co.	5,944,057	1.8
152,228		Intel Corp.	3,201,355	1.0
334,300	@,L	Yahoo!, Inc.	5,559,409	1.7
		Other Securities	9,589,255	2.9
			34,532,498	10.4
	Materials: 5.2%
390,334	L	Alcoa, Inc.	6,007,240	1.8
365,587		International Paper Co.	9,958,590	3.0
		Other Securities	1,344,765	0.4
			17,310,595	5.2
	Telecommunication Services: 4.1%
148,592		AT&T, Inc.	4,365,633	1.3
164,670		Verizon Communications, Inc.	5,891,893	1.8
118,464	L	Vodafone Group PLC ADR	3,131,004	1.0
			13,388,530	4.1
	Utilities: 1.6%
		Other Securities	5,282,725	1.6
		Total Common Stock ( Cost $259,553,524 )	324,895,120	98.2

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 8.3%
	Mutual Funds: 2.1%
6,810,008		Blackrock Liquidity Funds TempFund Portfolio - Class I	$6,810,008	2.1
		Total Mutual Funds ( Cost $6,810,008 )	6,810,008	2.1
	Securities Lending Collateralcc: 6.2%
19,723,129		BNY Mellon Overnight Government Fund (1)	19,723,129	6.0
966,595	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	773,276	0.2
		Total Securities Lending Collateral ( Cost $20,689,724 )	20,496,405	6.2
		Total Short-Term Investments ( Cost $27,499,732 )	27,306,413	8.3
		Total Investments in Securities ( Cost $287,053,256 ) *	$352,201,533	106.5
		Other Assets and Liabilities - Net	(21,347,927)	(6.5)
		Net Assets	$330,853,606	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $323,957,273.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,484,005
Gross Unrealized Depreciation	(40,239,745)
Net Unrealized Appreciation	$28,244,260

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$324,895,120	$—	$—	$324,895,120
Short-Term Investments	26,533,137	—	773,276	27,306,413
Total Investments, at value	$351,428,257	$—	$773,276	$352,201,533

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$773,276	$—	$—	$—	$—	$—	$—	$—	$773,276
Total Investments, at value	$773,276	$—	$—	$—	$—	$—	$—	$—	$773,276

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 64.4%
	Consumer Discretionary: 7.9%
451,740		Comcast Corp. - Class A	$9,924,728	1.2
296,293	@	Ford Motor Co.	4,974,759	0.6
224,544		Home Depot, Inc.	7,872,513	0.9
180,754		Sony Corp. ADR	6,454,725	0.7
114,424		Time Warner Cable, Inc.	7,555,417	0.9
308,145		Time Warner, Inc.	9,913,025	1.2
409,821		Viacom - Class B	16,233,010	1.9
		Other Securities	4,155,928	0.5
			67,084,105	7.9
	Consumer Staples: 7.0%
292,579		Avon Products, Inc.	8,502,346	1.0
249,397		Kraft Foods, Inc.	7,858,499	0.9
160,452		Procter & Gamble Co.	10,321,877	1.2
225,348		Unilever NV ADR	7,075,927	0.8
213,316		Walgreen Co.	8,310,791	1.0
101,110		Wal-Mart Stores, Inc.	5,452,862	0.7
		Other Securities	12,014,924	1.4
			59,537,226	7.0
	Energy: 9.4%
167,085		Anadarko Petroleum Corp.	12,725,194	1.5
76,084		Devon Energy Corp.	5,973,355	0.7
80,819		ExxonMobil Corp.	5,909,485	0.7
125,134		Hess Corp.	9,577,756	1.1
147,373		Occidental Petroleum Corp.	14,457,291	1.7
167,836		Royal Dutch Shell PLC ADR - Class A	11,208,088	1.3
111,765		Schlumberger Ltd.	9,332,378	1.1
		Other Securities	11,237,761	1.3
			80,421,308	9.4
	Financials: 14.1%
813,090		Bank of America Corp.	10,846,621	1.3
476,709		Charles Schwab Corp.	8,156,491	1.0
1,584,177	@	Citigroup, Inc.	7,493,157	0.9
612,355		JPMorgan Chase & Co.	25,976,099	3.0
677,619		Marsh & McLennan Cos., Inc.	18,526,103	2.2
271,035		Morgan Stanley	7,374,862	0.9
167,633		PNC Financial Services Group, Inc.	10,178,676	1.2
132,193		State Street Corp.	6,125,824	0.7
174,524		Wells Fargo & Co.	5,408,499	0.6
		Other Securities	19,583,838	2.3
			119,670,170	14.1

Shares			Value	Percent of Net Assets
	Health Care: 6.3%
329,688		Bristol-Myers Squibb Co.	$8,730,138	1.0
152,500		Covidien PLC	6,963,150	0.8
565,829		Pfizer, Inc.	9,907,666	1.2
278,988		UnitedHealth Group, Inc.	10,074,257	1.2
		Other Securities	17,757,605	2.1
			53,432,816	6.3
	Industrials: 7.1%
1,178,806		General Electric Co.	21,560,351	2.5
136,630		Ingersoll-Rand PLC	6,433,907	0.8
269,195		Tyco International Ltd.	11,155,441	1.3
		Other Securities	20,946,588	2.5
			60,096,287	7.1
	Information Technology: 6.7%
282,987	@	Cisco Systems, Inc.	5,724,827	0.7
495,130	@	Dell, Inc.	6,709,012	0.8
451,739	@	eBay, Inc.	12,571,896	1.5
201,369		Hewlett-Packard Co.	8,477,635	1.0
324,855		Western Union Co.	6,032,557	0.7
380,303	@	Yahoo!, Inc.	6,324,439	0.7
		Other Securities	11,559,559	1.3
			57,399,925	6.7
	Materials: 1.5%
		Other Securities	12,729,342	1.5
	Telecommunication Services: 1.8%
173,395		Verizon Communications, Inc.	6,204,073	0.7
350,591		Vodafone Group PLC ADR	9,266,120	1.1
			15,470,193	1.8
	Utilities: 2.6%
314,974		American Electric Power Co., Inc.	11,332,765	1.3
		Other Securities	10,767,884	1.3
			22,100,649	2.6
		Total Common Stock ( Cost $463,084,931 )	547,942,021	64.4
PREFERRED STOCK: 2.2%
	Consumer Discretionary: 0.2%
		Other Securities	1,421,874	0.2
	Consumer Staples: 0.2%
		Other Securities	1,852,191	0.2

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets
	Energy: 0.5%
		Other Securities	$4,159,090	0.5
	Financials: 0.4%
		Other Securities	3,763,922	0.4
	Health Care: 0.4%
		Other Securities	3,707,604	0.4
	Industrials: 0.2%
121,631	@,#	Swift Mandatory Common Exchange Security Trust	1,471,431	0.2
	Utilities: 0.3%
		Other Securities	2,555,334	0.3
		Total Preferred Stock ( Cost $17,519,529 )	18,931,446	2.2
Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 21.9%
	Consumer Discretionary: 4.5%
$675,000		Comcast Corp., 5.150%-5.700%, due 05/15/18- 03/01/20	$737,740	0.1
60,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	78,000	0.0
4,212,000		Ford Motor Co., 4.250%, due 11/15/16	8,439,795	1.0
2,085,000	#	Gaylord Entertainment Co., 3.750%, due 10/01/14	3,049,313	0.4
290,000		Home Depot, Inc., 5.875%, due 12/16/36	302,663	0.0
3,048,000	#	MGM Resorts International, 4.250%, due 04/15/15	3,352,800	0.4
200,000	#	NBC Universal, Inc., 2.100%, due 04/01/14	199,563	0.0
210,000	#	NBC Universal, Inc., 5.950%, due 04/01/41	210,713
825,000		Time Warner Cable, Inc., 5.875%-8.750%, due 02/14/19- 11/15/40	903,634	0.1

Principal Amount			Value	Percent of Net Assets
$160,000		Time Warner, Inc., 5.875%, due 11/15/16	$180,821	0.0
		Other Securities	21,125,936	2.5
			38,580,978	4.5
	Consumer Staples: 0.5%
300,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	343,315	0.0
68,312	#	CVS Lease Pass-through, 8.353%, due 07/10/31	81,585	0.1
396,373		CVS Pass-Through Trust, 6.036%, due 12/10/28	407,640
415,000	#	FBG Finance Ltd., 5.125%, due 06/15/15	440,840	0.1
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, due 06/30/20	297,629	0.0
795,000		Kraft Foods, Inc., 5.375%-7.000%, due 02/10/20- 01/26/39	914,449	0.1
190,000		Wal-Mart Stores, Inc., 5.250%-6.500%, due 09/01/35- 08/15/37	200,318	0.0
		Other Securities	1,724,883	0.2
			4,410,659	0.5
	Energy: 0.7%
250,000		Hess Corp., 5.600%, due 02/15/41	249,080	0.0
		Other Securities	6,052,876	0.7
			6,301,956	0.7
	Financials: 6.3%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	287,626	0.0
635,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	647,700	0.1
1,350,000		Bank of America Corp., 5.650%- 5.750%, due 12/01/17-05/01/18	1,388,971	0.2
430,000	#	BPCE S.A., 2.375%, due 10/04/13	428,998	0.1

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$515,000		Charles Schwab Corp., 4.450%, due 07/22/20	$513,998	0.1
1,465,000		Citigroup, Inc., 6.125%-8.500%, due 11/21/17- 05/22/19	1,657,945	0.2
385,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19	403,703	0.1
590,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/ Netherlands, 4.750%, due 01/15/20	612,009	0.1
340,000	#	Digital Realty Trust L.P., 4.500%, due 07/15/15	342,441	0.0
225,000	#	ERAC USA Finance LLC, 2.750%, due 07/01/13	229,155	0.0
5,880,000		General Electric Capital Corp., 2.625%-5.875%, due 12/28/12- 01/14/38	6,144,174	0.7
4,011,000	#	Goldman Sachs Group Inc., 1.000%, due 03/15/17	3,981,720	0.6
1,355,000		Goldman Sachs Group, Inc., 6.150%-6.750%, due 04/01/18- 10/01/37	1,467,672
465,000	#	HBOS PLC, 6.750%, due 05/21/18	436,014	0.1
450,000	#	HSBC Bank PLC, 4.125%, due 08/12/20	433,349	0.1
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	169,380	0.0
1,115,000		JPMorgan Chase & Co., 4.400%-6.000%, due 01/15/18- 07/22/20	1,202,022	0.2
165,000	#	Lloyds TSB Bank PLC, 5.800%, due 01/13/20	163,198	0.0
1,465,000		Morgan Stanley, 3.450%-4.000%, due 07/24/15- 11/02/15	1,450,262	0.2
205,000	#	National Australia Bank Ltd., 3.750%, due 03/02/15	212,214	0.0

Principal Amount			Value	Percent of Net Assets
$570,000	#	Nationwide Building Society, 6.250%, due 02/25/20	$595,013	0.1
290,000	#	Nordea Bank AB, 4.875%, due 01/27/20	298,054	0.0
225,000	#	Pacific LifeCorp, 6.000%, due 02/10/20	236,889	0.0
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, due 01/20/15	189,667	0.0
775,000	#	Societe Generale, 2.500%, due 01/15/14	774,772	0.1
100,000	#	Standard Chartered Bank, 6.400%, due 09/26/17	107,149	0.0
315,000	#	Standard Chartered PLC, 3.850%, due 04/27/15	324,634	0.0
300,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19	334,763	0.0
935,000		Wells Fargo & Co., 5.625%, due 12/11/17	1,036,716	0.1
		Other Securities	27,140,917	3.2
			53,211,125	6.3
	Health Care: 3.5%
5,261,000	#	Gilead Sciences, Inc., 1.625%, due 05/01/16	5,497,745	0.6
885,000		Pfizer, Inc., 6.200%, due 03/15/19	1,038,359	0.1
		Other Securities	23,494,870	2.8
			30,030,974	3.5
	Industrials: 1.1%
4,300,000	#	Cemex S.A. de CV ADR, 4.875%, due 03/15/15	4,719,250	0.6
285,000		General Electric Co., 5.250%, due 12/06/17	308,275	0.0
120,000	#	Holcim US Finance Sarl & Cie SCS, 6.000%, due 12/30/19	124,829	0.0
		Other Securities	3,984,656	0.5
			9,137,010	1.1

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Information Technology: 3.6%
$2,000,000	#	JDS Uniphase Corp., 1.000%, due 05/15/26	$1,905,000	0.2
1,927,000	#	Linear Technology Corp., 3.000%, due 05/01/27	2,052,255	0.3
716,000		Linear Technology Corp., 3.000%, due 05/01/27	762,540
6,649,000		SanDisk Corp., 1.000%, due 05/15/13	6,432,908	0.8
2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	2,307,360	0.4
764,000		Xilinx, Inc., 3.125%, due 03/15/37	798,380
		Other Securities	15,947,085	1.9
			30,205,528	3.6
	Materials: 0.8%
300,000	#	Anglo American Capital PLC, 9.375%, due 04/08/19	404,162	0.0
735,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	704,467	0.1
		Other Securities	5,859,957	0.7
			6,968,586	0.8
	Telecommunication Services: 0.7%
101,000	#	AT&T, Inc., 5.350%, due 09/01/40	95,328	0.1
780,000		AT&T, Inc., 6.150%-6.300%, due 09/15/34- 01/15/38	819,534
800,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 8.250%, due 12/01/40	816,000	0.1
595,000		Verizon Communications, Inc., 6.350%-8.950%, due 04/01/19- 03/01/39	764,451	0.1
		Other Securities	3,759,402	0.4
			6,254,715	0.7
	Utilities: 0.2%
150,000	#	EDF S.A., 4.600%, due 01/27/20	155,303	0.0

Principal Amount			Value	Percent of Net Assets
$425,000	#	Enel Finance International S.A., 5.125%, due 10/07/19	$421,921	0.1
		Other Securities	626,412	0.1
			1,203,636	0.2
		Total Corporate Bonds/Notes ( Cost $165,513,992 )	186,305,167	21.9
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.8%
	Federal Home Loan Mortgage Corporation##: 0.4%
		Other Securities	3,267,709	0.4
	Federal National Mortgage Association##:0.4%
		Other Securities	3,505,126	0.4
		Total U.S. Government Agency Obligations ( Cost $6,492,658 )	6,772,835	0.8
U.S. TREASURY OBLIGATIONS: 7.1%
	U.S. Treasury Notes: 7.1%
19,000,000		1.000%, due 04/30/12	19,156,674
6,900,000		2.625%, due 06/30/14- 11/15/20	6,968,853
10,000,000		2.750%, due 10/31/13	10,513,280	7.1
23,766,000		0.750%-6.875%, due 11/30/11- 11/15/40	23,864,015
		Total U.S. Treasury Obligations ( Cost $59,499,380 )	60,502,822	7.1
ASSET-BACKED SECURITIES: 0.0%
	Automobile Asset-Backed Securities: 0.0%
171,818	#	ARI Fleet Lease Trust, 1.710%, due 08/15/18	173,253	0.0
		Total Asset-Backed Securities ( Cost $171,818 )	173,253	0.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
350,000	#	GE Dealer Floorplan Master Note Trust, 1.811%, due 10/20/14	355,251	0.1
		Total Collateralized Mortgage Obligations ( Cost $350,000 )	355,251	0.1
MUNICIPAL BONDS: 0.1%
	California: 0.0%
		Other Securities	158,693	0.0

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Georgia: 0.1%
		Other Securities	$486,366	0.1
	Texas: 0.0%
		Other Securities	226,803	0.0
		Total Municipal Bonds ( Cost $884,665 )	871,862	0.1
OTHER BONDS: 0.2%
	Foreign Government Bonds: 0.2%
		Other Securities	1,647,297	0.2
		Total Other Bonds ( Cost $1,515,080 )	1,647,297	0.2
		Total Long-Term Investments ( Cost $715,032,053 )	823,501,954	96.8
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
$26,753,200		Blackrock Liquidity Funds TempFund Portfolio - Class I	26,753,200	3.1
		Total Short-Term Investments ( Cost $26,753,200 )	26,753,200	3.1
		Total Investments in Securities ( Cost $741,785,253 ) *	$850,255,154	99.9
		Other Assets and Liabilities - Net	729,170	0.1
		Net Assets	$850,984,324	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

*  Cost for federal income tax purposes is $743,525,213.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$114,148,942
Gross Unrealized Depreciation	(7,419,001)
Net Unrealized Appreciation	$106,729,941

See Accompanying Notes to Financial Statements

ING VAN KAMPEN  SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$547,942,021	$—	$—	$547,942,021
Preferred Stock	5,185,796	13,745,650	—	18,931,446
Corporate Bonds/Notes	—	182,323,447	3,981,720	186,305,167
U.S. Government Agency Obligations	—	6,772,835	—	6,772,835
U.S. Treasury Obligations	—	60,502,822	—	60,502,822
Asset-Backed Securities	—	173,253	—	173,253
Collateralized Mortgage Obligations	—	355,251	—	355,251
Municipal Bonds	—	871,862	—	871,862
Other Bonds	—	1,647,297	—	1,647,297
Short-Term Investments	26,753,200	—	—	26,753,200
Total Investments, at value	$579,881,017	$266,392,417	$3,981,720	$850,255,154

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$4,011,000	$—	$—	$—	$(29,280)	$—	$—	$3,981,720
Total Investments, at value	$—	$4,011,000	$—	$—	$—	$(29,280)	$—	$—	$3,981,720

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $(29,280).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1030
Class I	NII	$0.1282
Class S	NII	$0.1143
Class S2	NII	$0.1007
ING Columbia Small Cap Value Portfolio
Class ADV	NII	$0.1255
Class I	NII	$0.1393
Class S	NII	$0.1156
Class S2	NII	$0.1153
ING Davis New York Venture Portfolio
Class ADV	NII	$0.0501
Class I	NII	$0.1001
Class S	NII	$0.0678
ING JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0747
Class I	NII	$0.1276
Class S	NII	$0.0986
Class S2	NII	$0.0782
ING Oppenheimer Global Portfolio
Class ADV	NII	$0.1656
Class I	NII	$0.2077
Class S	NII	$0.1786
Class S2	NII	$0.1732
ING Oppenheimer Global Strategic Income Portfolio
Class ADV	NII	$0.3561
Class I	NII	$0.3563
Class S	NII	$0.3561
Class S2	NII	$0.3563
ING PIMCO Total Return Portfolio
Class ADV	NII	$0.3904
Class I	NII	$0.4176
Class S	NII	$0.3989
Class S2	NII	$0.4172
All Classes	STCG	$0.0162
ING Pioneer High Yield Portfolio
Class ADV	NII	$0.5944
Class I	NII	$0.6492
Class S	NII	$0.6212

Portfolio Name	Type	Per Share Amount
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0042
Class I	NII	$0.0221
Class S	NII	$0.0047
Class S2	NII	$0.0043
ING T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$0.0169
Class I	NII	$0.0180
Class S	NII	$0.0173
Class S2	NII	$0.0170
ING Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1975
Class I	NII	$0.2390
Class S	NII	$0.2196
Class S2	NII	$0.2148
ING Thornburg Value Portfolio
Class ADV	NII	$0.4077
Class I	NII	$0.4473
Class S	NII	$0.4129
Class S2	NII	$0.4473
ING UBS U.S. Large Cap Equity Portfolio
Class ADV	NII	$0.0397
Class I	NII	$0.0806
Class S	NII	$0.0584
ING Van Kampen Comstock Portfolio
Class ADV	NII	$0.1052
Class I	NII	$0.1533
Class S	NII	$0.1295
ING Van Kampen Equity and Income Portfolio
Class ADV	NII	$0.4815
Class I	NII	$0.6174
Class S	NII	$0.5367
Class S2	NII	$0.5439

NII — Net investment income
STCG — Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Small-Mid Cap Value Portfolio	100.00%
ING Columbia Small Cap Value Portfolio	100.00%
ING Davis New York Venture Portfolio	100.00%
ING JPMorgan Mid Cap Value Portfolio	100.00%
ING Oppenheimer Global Portfolio	27.49%
ING Pioneer High Yield Portfolio	5.78%
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	100.00%
ING T. Rowe Price Growth Equity Portfolio	100.00%
ING Thornburg Value Portfolio	78.35%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING Van Kampen Comstock Portfolio	100.00%
ING Van Kampen Equity and Income Portfolio	66.08%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Oppenheimer Global Portfolio	$2,885,551	$0.0229	69.22%
ING Templeton Foreign Equity Portfolio	$1,700,902	$0.0271	95.97%

*  None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Director	November 2007 - Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 2007 - Present	Retired. Formerly, Partner, Price Waterhouse Coopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)  The tenure of each Director is subject to the Board's retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)  Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	January 2005 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) - April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the Portfolios and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (the "Sub-Advisers").

The Independent Directors also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 18, 2010 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees IRCs. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or selected peer group of investment companies ("Selected Peer Groups").

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory and sub-advisory arrangements (including the Portfolios' Advisory and Sub-Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory and Sub-Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and relevant Sub-Adviser or Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Advisers; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

For each Portfolio Institutional Class ("Class I") shares were used for purposes of certain comparisons between the Portfolios and their Selected Peer Groups. Class I shares generally were selected so that a Portfolio's share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Groups. The mutual funds included in the Portfolios' Selected Peer Groups were selected based upon criteria designed to mirror the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on the Sub-Advisers that are

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the IRCs to assist the Board and the IRCs with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and the Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic.

The Board considered that there has not been a full year recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or a Sub-Adviser for these differences. For unaffiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arms-length nature of negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or a Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and the Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and each affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser and Sub-Advisers affiliated with the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm's-length

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

nature of the relationship between the Adviser and these non-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates, as well as the fact that many of the Portfolios' Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in Sub-Advisers or portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and affiliated Sub-Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio's current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which its performance equaled the Morningstar category median's performance; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding advisory fee expense waivers that had been put into place at the Board's request, which lower the effective management fee rate payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the third quintile for the one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the advisory fee breakpoint levels were reduced at the request of the Board in January 1, 2010.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Columbia Small Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Columbia Small Cap Value Portfolio (formerly ING Columbia Small Cap Value II Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) that in April 2010, the Portfolio's management team was modified; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Potrfolio's management team was modified in April 2010 and it is reasonable to permit the Portfolio time to establish a longer record for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis New York Venture Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Davis New York Venture Portfolio (formerly, ING Davis Venture Value Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's representations regarding advisory fee waivers that had been put into place at the request of the Board, which lower the effective management fee rate payable by the Portfolio; and (2) Managements' analysis regarding the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the second quintile for the one-year and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Legg Mason ClearBridge Aggressive Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Legg Mason ClearBridge Aggressive Growth Portfolio (formerly, ING Legg Mason Partners Aggressive Growth Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exceptions of the year-to-date and one-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, three-year, and ten-year periods.

In analyzing this performance data, the Board took into account that the Board, at its September 2010 meeting, had approved the merger of the Portfolio into the ING Large Cap Growth Portfolio, and this merger occurred on January 21, 2011 upon approval by the Portfolio's shareholders.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) that the Portfolio will likely merge into the ING Large Cap Growth Portfolio in January 2011; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.06% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Strategic Income Portfolio (formerly, ING Oppenheimer Strategic Income Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the most recent calendar quarter and one-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account that: (1) in October 2010, the Board approved a change in the Sub-Adviser and investment strategy of the Portfolio; and (2) Management would continue to monitor, and the Board or its Investment Review Commottee would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Board in October 2010 approved a change in the Portfolio's sub-adviser and investment strategy and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS FOR ING OPPENHEIMER GLOBAL STRATEGIC INCOME PORTFOLIO

ING Oppenheimer Global Strategic Income Portfolio had been sub-advised by OppenheimerFunds, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

("Oppenheimer") since its inception in November 2004. At a meeting of the Board held on September 30, 2010 the Board, including a majority of the Independent Directors, determined to: (1) terminate Oppenheimer as sub-adviser to the Portfolio following a notice period; (2) appoint each of ING Investment Management Co. ("IIM US"), ING Investment Management Advisors B.V. ("IIM Europe"), ING Investment Management Asia/Pacific (Hong Kong) Limited ("IIM Asia/Pacific" and collectively, "ING IM") as a sub-adviser to the Portfolio; and (3) approve Sub-Advisory Contracts with IIM US, IIM Europe and IIM Asia Pacific under which each would serve as a Sub-Adviser to the Portfolio. The Sub-Advisory Contracts are expected become effective on or about January 21, 2010.

In determining whether to approve the Sub-Advisory Contract with IIM US, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with IIM US included the following: (1) IIM US's presentation before the IRCs at its September 29, 2010 meeting; (2) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing: (a) Management's rationale for recommending that IIM US serve as Sub-Adviser to the Portfolio, (b) the performance of IIM US in managing the ING Global Bond Fund, which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) IIM US's considerable firm-wide resources, investment philosophy, and the firm's overall investment process; (3) Portfolio Analysis and Comparison Tables for the Portfolio that provide information about the performance of the ING Global Bond Fund and the performance of the Portfolio's proposed Selected Peer Group; (4) IIM US's responses to inquiries from K&L Gates, counsel to the Independent Directors; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contract with IIM US; and (6) other information relevant to the Board's evaluation.

In determining whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contracts should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe included the following: (1) memoranda and related materials provided to the Board in advance of its September 30, 2010 meeting discussing: (a) Management's rationale for recommending that IIM Asia/Pacific and IIM Europe each serve as a Sub-Adviser to the Portfolio and (b) the "global ING IM multi-manager" approach utilized when engaging ING-affiliated sub-advisers to manage the assets of an ING Fund; (2) responses from each of IIM Asia/Pacific and IIM Europe to inquiries from K&L Gates LLP; (3) supporting documentation, including copies of the forms of the Sub-Advisory Contracts with IIM Asia/Pacific and IIM Europe; and (4) other information relevant to the Board's evaluation. The Board also considered Management's representations that there was no immediate intention to allocate assets of the Portfolio to be managed on a day-to-day by IIM Asia/Pacific and IIM Europe and that at such time as either IIM Asia/Pacific or IIM Europe is directed by the Adviser to provide investment advisory services to all or a portion of the assets of the Portfolio, Management will undertake to provide the Board and counsel to the Independent Directors with additional information regarding its services relevant to the Board's evaluation.

In reaching its decision to engage ING IM, the Board, including a majority of the Independent Directors, considered a number of factors, including, but not limited to, the following: (1) the Adviser's view with respect to the reputation of ING IM as a manager to other portfolios in the ING Funds complex; (2) the strength and reputation of ING IM in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and their fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by ING IM and the projected profitability of ING IM as a Sub-Adviser to the Portfolio; (6) the costs for the services to be provided by ING IM, including that the proposed fee structure will move from a mod-unified fee structure to a traditional advisory fee structure under the Advisory Contract; (7) the sub-advisory fee payable by the Adviser to ING IM; (8) ING IM's operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Portfolio's proposed investment objective

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and investor base; and (10) ING IM's Codes of Ethics, which had previously been approved by the Board and related procedures for complying with those Codes.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as a Sub-Adviser to the Portfolio under the Sub-Advisory Contracts with the Adviser; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio's CCO that ING IM's compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contracts for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date period, and the third quintile for the most recent calendar quarter and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's analysis regarding the competitiveness of the fees payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the one-year and three-year periods and underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, and the fifth (lowest) quintile for the most calendar recent quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's analysis regarding the competitiveness of the fees payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the most recent calendar quarter, one-year, and five-year periods, and the third quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) that there was a change in the portfolio manager to the Portfolio in 2007; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance; and (3) Management's continued confidence in the Sub-Adviser's ability to execute on the Portfolio's investment strategy.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review the Portfolio's investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and three-year periods, and the second quintile for the year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management's representations regarding the competitiveness of the fees payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Thornburg Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Thornburg Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, the third quintile for the one-year period, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter and ten-year periods.
In analyzing this performance data, the Board took into account that: (1) in January 2010, there was a change to the Portfolio's portfolio management team; (2) the Board approved a change in the Portfolio's investment objective at its meeting in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

September 2010; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio's management team in January 2010 and the Portfolio's investment objetcive in September 20201, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of valuating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter, three-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) in October 2009, the Portfolio's portfolio management team was modified; (2) Management's analysis of the negative effect that sector allocation had on the Portfolio's performance; (3) Management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment strategy; and (4) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee rate schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that Management agreed to implement an expense limitation agreement with respect to each class of the Portfolio effectively lowering the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's portfolio management team was modified in October 2009 and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and three-year periods, and the third quintile for the most recent calendar quarter and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into consideration Management's representations regarding the competitiveness of the Portfolio's expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the five-year period, the third quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Annual Report

December 31, 2010

Adviser Class ("Class ADV"), Service Class ("Class S") and Service 2 Class ("Class S2")

ING Partners, Inc.

■ ING Fidelity® VIP Contrafund® Portfolio*

■ ING Fidelity® VIP Equity-Income Portfolio*

■ ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Shareholder Expense Examples	7

Report of Independent Registered Public Accounting Firm	8

Statements of Assets and Liabilities	9

Statements of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	13

Notes to Financial Statements	15

Portfolios of Investments	21

Tax Information	24

Director and Officer Information	25

Advisory Contract Approval Discussion	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower of higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Contrafund® Portfolio (the "Portfolio") seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	16.63%	3.18%	5.73%		—
Class ADV	16.29%	2.91%	5.44%		—
Class S2	16.32%	—	—		26.87%
S&P 500® Index	15.06%	2.29%	3.87	%(1)	24.42	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

ING Fidelity® VIP Equity-Income Portfolio (the "Portfolio") seeks reasonable income by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	14.68%	0.43%	1.67%		—
Class ADV	14.21%	0.15%	1.35%		—
Class S2	14.46%	—	—		25.02%
Russell 3000® Value Index	16.23%	1.45%	3.68	%(1)	25.11	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP MID CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Fidelity® VIP Mid Cap Portfolio (the "Portfolio") seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management's Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	Since Inception of Classes S and ADV November 15, 2004		Since Inception of Class S2 May 28, 2009
Class S	28.16%	6.75%	9.27%		—
Class ADV	27.88%	6.46%	8.99%		—
Class S2	28.02%	—	—		33.09%
S&P MidCap 400® Index	26.64%	5.74%	8.38	%(1)	35.30	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

(1) Since inception performance of the index is shown from November 1, 2004.

(2) Since inception performance of the index is shown from June 1, 2009.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

6

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010, unless otherwise indicated. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,250.20	1.44%	$8.17	$1,000.00	$1,017.95	1.44%	$7.32
Class S	1,000.00	1,251.80	1.19	6.75	1,000.00	1,019.21	1.19	6.06
Class S2	1,000.00	1,251.10	1.34	7.60	1,000.00	1,018.45	1.34	6.82
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$1,235.40	1.35%	$7.61	$1,000.00	$1,018.40	1.35%	$6.87
Class S	1,000.00	1,238.20	1.10	6.21	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,236.90	1.25	7.05	1,000.00	1,018.90	1.25	6.36
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$1,265.20	1.45%	$8.28	$1,000.00	$1,017.90	1.45%	$7.37
Class S	1,000.00	1,266.90	1.20	6.86	1,000.00	1,019.16	1.20	6.11
Class S2	1,000.00	1,265.30	1.35	7.71	1,000.00	1,018.40	1.35	6.87

*  Expenses are equal to each Portfolio's respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity-Income Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, each a series of ING Partners, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the master funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

8

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund(1) at value*	$359,033,660	$24,461,899	$75,483,257
Cash	99,076	975	264
Receivables:
Investments in master fund sold	3,650,773	891,934	739,977
Fund shares sold	1,988	154	1,183
Total assets	362,785,497	25,354,962	76,224,681
LIABILITIES:
Payable for investments in master fund purchased	—	—	1,183
Payable for fund shares redeemed	3,652,761	892,088	739,977
Payable to affiliates	92,044	6,674	20,139
Total liabilities	3,744,805	898,762	761,299
NET ASSETS	$359,040,692	$24,456,200	$75,463,382
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$480,664,122	$42,662,980	$78,667,493
Undistributed net investment income	2,542,563	305,814	96,074
Accumulated net realized loss on master fund	(115,920,661)	(20,303,685)	(11,042,741)
Net unrealized appreciation or depreciation on master fund	(8,245,332)	1,791,091	7,742,556
NET ASSETS	$359,040,692	$24,456,200	$75,463,382
* Cost of investments in master fund	$367,278,992	$22,670,808	$67,740,701
Class ADV:
Net Assets	$4,023,730	$472,983	$3,452,859
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	427,197	55,832	263,495
Net asset value and redemption price per share	$9.42	$8.47	$13.10
Class S:
Net Assets	$355,012,783	$23,979,155	$72,006,596
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	37,502,384	2,808,893	5,442,521
Net asset value and redemption price per share	$9.47	$8.54	$13.23
Class S2:
Net Assets	$4,179	$4,062	$3,927
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	448	483	302
Net asset value and redemption price per share	$9.33	$8.41	$13.02

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
9

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Fidelity® VIP Contrafund® Portfolio	ING Fidelity® VIP Equity-Income Portfolio	ING Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$3,387,281	$397,095	$82,738
Total investment income	3,387,281	397,095	82,738
EXPENSES:
Distribution and service fees:
Class ADV	19,524	2,448	13,666
Class S	812,404	73,705	164,530
Class S2	20	18	16
Administrative service fees	164,439	14,990	34,277
Total expenses	996,387	91,161	212,489
Net waived and reimbursed fees	(4)	(4)	(4)
Net expenses	996,383	91,157	212,485
Net investment income (loss)	2,390,898	305,938	(129,747)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of master fund	(55,974,168)	(8,396,056)	(3,026,054)
Capital gain distributions from master fund	153,584	—	226,101
Net realized loss	(55,820,584)	(8,396,056)	(2,799,953)
Net change in unrealized appreciation or depreciation	106,791,767	11,852,949	20,142,578
Net realized and unrealized gain	50,971,183	3,456,893	17,342,625
Increase in net assets resulting from operations	$53,362,081	$3,762,831	$17,212,878

(1)  The master funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income and ING Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds' financial statements.

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund® Portfolio		ING Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,390,898	$2,782,270	$305,938	$534,554
Net realized loss	(55,820,584)	(42,896,633)	(8,396,056)	(8,632,445)
Net change in unrealized appreciation or depreciation	106,791,767	147,488,731	11,852,949	17,236,054
Increase in net assets resulting from operations	53,362,081	107,374,368	3,762,831	9,138,163
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,135)	(8,410)	(8,551)	(10,736)
Class S	(2,831,482)	(2,522,807)	(513,963)	(979,518)
Class S2	(39)	(32)	(72)	(106)
Net realized gains:
Class ADV	—	(112,930)	—	(327)
Class S	—	(10,037,131)	—	(25,000)
Class S2	—	(91)	—	(2)
Total distributions	(2,857,656)	(12,681,401)	(522,586)	(1,015,689)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,683,612	35,464,616	2,141,736	4,022,810
Proceeds from shares issued in merger (Note 8)	17,716,925	—	—	—
Reinvestment of distributions	2,857,617	12,681,278	522,514	1,015,581
	36,258,154	48,145,894	2,664,250	5,038,391
Cost of shares redeemed	(103,256,389)	(61,371,221)	(16,006,300)	(11,761,236)
Net decrease in net assets resulting from capital share transactions	(66,998,235)	(13,225,327)	(13,342,050)	(6,722,845)
Net increase (decrease) in net assets	(16,493,810)	81,467,640	(10,101,805)	1,399,629
NET ASSETS:
Beginning of year	375,534,502	294,066,862	34,558,005	33,158,376
End of year	$359,040,692	$375,534,502	$24,456,200	$34,558,005
Undistributed net investment income at end of year	$2,542,563	$2,855,734	$305,814	$522,462

See Accompanying Notes to Financial Statements
11

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(129,747)	$81,007
Net realized loss	(2,799,953)	(5,773,844)
Net change in unrealized appreciation or depreciation	20,142,578	25,601,177
Increase in net assets resulting from operations	17,212,878	19,908,340
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9,077)	(103,441)
Class S	(346,740)	(2,811,959)
Class S2	(19)	(162)
Net realized gains:
Class ADV	—	(282,960)
Class S	—	(7,176,418)
Class S2	—	(389)
Total distributions	(355,836)	(10,375,329)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,499,751	7,345,946
Reinvestment of distributions	355,817	10,374,779
	8,855,568	17,720,725
Cost of shares redeemed	(16,019,751)	(12,674,035)
Net increase (decrease) in net assets resulting from capital share transactions	(7,164,183)	5,046,690
Net increase in net assets	9,692,859	14,579,701
NET ASSETS:
Beginning of year	65,770,523	51,190,822
End of year	$75,463,382	$65,770,523
Undistributed net investment income at end of year	$96,074	$355,556

See Accompanying Notes to Financial Statements
12

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund		From return of capital from master fund	Total distributions		Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)		($)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-10	8.16	0.03	•	1.29	1.32	0.06	—		—	0.06		9.42	16.29
12-31-09	6.24	0.05		2.09	2.14	0.02	0.20		—	0.22		8.16	34.71
12-31-08	14.62	0.05	•	(5.34)	(5.29)	0.58	2.51		—	3.09		6.24	(43.00)
12-31-07	13.28	0.03		2.12	2.15	0.02	0.79		—	0.81		14.62	16.69
12-31-06	11.99	0.07	•	1.22	1.29	—	0.00	*	—	0.00	*	13.28	10.78
Class S
12-31-10	8.20	0.06	•	1.29	1.35	0.08	—		—	0.08		9.47	16.63
12-31-09	6.28	0.06		2.12	2.18	0.06	0.20		—	0.26		8.20	35.13
12-31-08	14.72	0.06	•	(5.37)	(5.31)	0.62	2.51		—	3.13		6.28	(42.90)
12-31-07	13.37	0.09		2.11	2.20	0.06	0.79		—	0.85		14.72	16.92
12-31-06	12.03	0.11	•	1.23	1.34	—	0.00	*	—	0.00	*	13.37	11.16
Class S2
12-31-10	8.11	0.05		1.26	1.31	0.09	—		—	0.09		9.33	16.32
05-28-09(6)- 12-31-09	6.70	0.06	•	1.62	1.68	0.07	0.20		—	0.27		8.11	25.65
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-10	7.55	0.08		0.97	1.05	0.13	—		—	0.13		8.47	14.21
12-31-09	5.99	0.10		1.63	1.73	0.16	0.01		—	0.17		7.55	29.15
12-31-08	11.94	0.22		(4.97)	(4.75)	0.18	1.02		—	1.20		5.99	(43.07)
12-31-07	12.83	0.13	•	(0.01)	0.12	0.21	0.80		—	1.01		11.94	0.69
12-31-06	10.78	0.33	•	1.73	2.06	—	0.01		—	0.01		12.83	19.14
Class S
12-31-10	7.59	0.08	•	1.01	1.09	0.14	—		—	0.14		8.54	14.68
12-31-09	6.04	0.10	•	1.65	1.75	0.19	0.01		—	0.20		7.59	29.32
12-31-08	12.06	0.20	•	(4.98)	(4.78)	0.22	1.02		—	1.24		6.04	(42.96)
12-31-07	12.94	0.21		(0.05)	0.16	0.24	0.80		—	1.04		12.06	0.97
12-31-06	10.83	0.33	•	1.79	2.12	—	0.01		—	0.01		12.94	19.61
Class S2
12-31-10	7.50	0.09		0.97	1.06	0.15	—		—	0.15		8.41	14.46
05-28-09(6)- 12-31-09	6.21	0.11	•	1.40	1.51	0.21	0.01		—	0.22		7.50	24.73

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-10	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
12-31-09	0.55	0.55	0.57	4,268	12	1.47	1.47	1.45	145
12-31-08	0.55	0.55	0.51	3,897	8	1.46	1.46	1.45	172
12-31-07	0.55	0.55	0.24	7,741	35	1.45	1.45	1.44	134
12-31-06	0.55	0.55	0.53	6,317	16	1.46	1.46	1.45	75
Class S
12-31-10	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
12-31-09	0.30	0.30	0.83	371,263	12	1.22	1.22	1.20	145
12-31-08	0.30	0.30	0.58	290,170	8	1.21	1.21	1.20	172
12-31-07	0.30	0.30	0.63	414,723	35	1.20	1.20	1.19	134
12-31-06	0.30	0.30	0.84	217,927	16	1.21	1.21	1.20	75
Class S2
12-31-10	0.55	0.45	0.59	4	5	1.45	1.35	1.33	117
05-28-09(6)- 12-31-09	0.55	0.45	1.27	4	12	1.47	1.37	1.35	145
ING Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-10	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
12-31-09	0.55	0.55	1.65	510	14	1.38	1.38	1.38	29
12-31-08	0.55	0.55	1.83	399	23	1.37	1.37	1.37	34
12-31-07	0.55	0.55	1.01	944	24	1.35	1.35	1.35	20
12-31-06	0.55	0.55	2.80	1,002	25	1.37	1.37	1.37	22
Class S
12-31-10	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
12-31-09	0.30	0.30	1.62	34,044	14	1.13	1.13	1.13	29
12-31-08	0.30	0.30	2.14	32,759	23	1.12	1.12	1.12	34
12-31-07	0.30	0.30	1.61	53,573	24	1.10	1.10	1.10	20
12-31-06	0.30	0.30	2.77	33,038	25	1.12	1.12	1.12	22
Class S2
12-31-10	0.55	0.45	1.20	4	8	1.36	1.25	1.25	29
05-28-09(6)- 12-31-09	0.55	0.45	2.66	4	14	1.38	1.28	1.28	29

See Accompanying Notes to Financial Statements
13

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return(1)

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-10	10.28	(0.04)		2.90	2.86	0.04	—	—	0.04	13.10	27.88
12-31-09	8.81	(0.01)		3.24	3.23	0.47	1.29	—	1.76	10.28	38.89
12-31-08	15.59	(0.03	)•	(5.91)	(5.94)	—	0.84	—	0.84	8.81	(39.90)
12-31-07	13.84	(0.01)		2.03	2.02	—	0.27	—	0.27	15.59	14.64
12-31-06	12.39	(0.05	)•	1.51	1.46	—	0.01	—	0.01	13.84	11.77
Class S
12-31-10	10.38	(0.02)		2.93	2.91	0.06	—	—	0.06	13.23	28.16
12-31-09	8.88	0.01		3.29	3.30	0.51	1.29	—	1.80	10.38	39.40
12-31-08	15.72	(0.01	)•	(5.95)	(5.96)	0.04	0.84	—	0.88	8.88	(39.82)
12-31-07	13.92	0.03	•	2.05	2.08	0.01	0.27	—	0.28	15.72	15.00
12-31-06	12.42	(0.03	)•	1.54	1.51	—	0.01	—	0.01	13.92	12.15
Class S2
12-31-10	10.23	(0.04)		2.89	2.85	0.06	—	—	0.06	13.02	28.02
05-28-09(6)- 12-31-09	9.95	0.01	•	2.10	2.11	0.54	1.29	—	1.83	10.23	23.22

	Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund
	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(4)	Expenses including expenses net of all reductions of the master fund(2)(4)	Portfolio turnover rate of the master fund

Year or period ended	(%)	(%)	(%)	($000's)	(%)	(%)	(%)	(%)	(%)
ING Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-10	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25
12-31-09	0.55	0.55	(0.10)	2,613	13	1.48	1.48	1.48	57
12-31-08	0.55	0.55	(0.20)	1,953	13	1.48	1.48	1.47	145
12-31-07	0.55	0.55	(0.06)	3,315	12	1.46	1.46	1.45	113
12-31-06	0.55	0.55	(0.40)	2,190	12	1.48	1.48	1.46	149
Class S
12-31-10	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
12-31-09	0.30	0.30	0.15	63,154	13	1.23	1.23	1.23	57
12-31-08	0.30	0.30	(0.06)	49,238	13	1.23	1.23	1.22	145
12-31-07	0.30	0.30	0.20	77,608	12	1.21	1.21	1.20	113
12-31-06	0.30	0.30	(0.24)	38,562	12	1.23	1.23	1.21	149
Class S2
12-31-10	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25
05-28-09(6)- 12-31-09	0.55	0.45	0.11	3	13	1.48	1.38	1.38	57

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital, if any, at net asset value. Total return for periods less than one year is not annualized. The Portfolio's performance is shown without the imposition of any expenses or charges, which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/ additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Portfolio turnover rate is calculated based on the Portfolio's purchases or sales of the master fund.

(6)  Commencement of operations.

(7)  Class ADV was fully redeemed on May 5, 2006 and recommenced operations on October 30, 2006.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

See Accompanying Notes to Financial Statements
14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

ING Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by Directed Services LLC ("DSL" or the "Investment Adviser") and its insurance company affiliates. The Company currently consists of thirty-six active separate investment series. The three Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* ("Contrafund"); ING Fidelity® VIP Equity-Income Portfolio ("Equity-Income") and ING Fidelity® VIP Mid Cap Portfolio ("Mid Cap") (each, a "Portfolio" and collectively, the "Portfolios").

Each Portfolio in this report operates as a "feeder fund" and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund ("Master Fund"). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2010, Contrafund, Equity-Income and Mid Cap Portfolios each held 2.14%, 0.41% and 0.95% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

The Portfolios offer three classes of shares, referred to as Adviser Class ("Class ADV"), Service Class ("Class S"), and Service 2 Class ("Class S2"). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

DSL serves as the investment adviser to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios' existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments held by the Master Funds are recorded at their estimated fair value, as described below. The valuation of each Portfolio's investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds' notes to their financial statements, which accompany this report.

*  Fidelity and Contrafund are registered trademarks of FMR Corp.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company ("FMR") serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.56%, 0.46% and 0.56%, of each respective Master Fund's current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective

(1)  Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES (continued)

Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for Contrafund, Equity-Income and Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, IFS will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, if the respective Portfolio does not invest substantially all of its assets in another investment company, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15% and 0.17% of average daily net assets for Contrafund, Equity-Income and Mid Cap, respectively.

For the year ended December 31, 2010, each Portfolio invested substantially all of its assets in its respective Master Fund.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2010, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
Contrafund	$18,010,816	$103,316,489
Equity-Income	2,413,176	15,974,116
Mid Cap	8,590,381	16,237,406

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan ("Service Plan") for the Class S, Class S2 and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S, Class S2, and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") for the Classes ADV and S2 shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFD as the Distributor at an annual rate of 0.25% of each Portfolio's average daily net assets attributable to Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of each distribution fee equal to 0.10% of each Portfolio's average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

Fidelity Distributors Corporation ("FDC") distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities:

Fund	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Contrafund	$15,203	$76,841	$92,044
Equity-Income	1,095	5,579	6,674
Mid Cap	3,235	16,904	20,139

At December 31, 2010, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ING Life Insurance and Annuity Company	Contrafund	99.54%
	Equity-Income	98.66%
	Mid Cap	99.34%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by DSL until distribution in accordance with the Plan.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Contrafund
Class ADV
12-31-10	52,094	2,701	3,300	(153,998)	(95,903)	443,515	21,192	26,135	(1,280,629)	(789,787)
12-31-09	114,322	—	16,668	(232,426)	(101,436)	774,738	—	121,340	(1,570,664)	(674,586)
Class S
12-31-10	1,785,342	2,245,900	356,161	(12,154,730)	(7,767,327)	15,240,097	17,692,250	2,831,482	(101,972,277)	(66,208,448)
12-31-09	5,343,698	—	1,718,186	(7,965,981)	(904,097)	34,686,878	—	12,559,938	(59,800,557)	(12,553,741)
Class S2
12-31-10	—	448	—	(448)	—	—	3,483	—	(3,483)	—
05-28-09(1) - 12-31-09	448	—	—	—	448	3,000	—	—	—	3,000
Equity-Income
Class ADV
12-31-10	8,525	—	1,184	(21,524)	(11,815)	66,577	—	8,551	(163,527)	(88,399)
12-31-09	11,366	—	1,610	(11,995)	981	73,490	—	11,063	(71,077)	13,476
Class S
12-31-10	267,791	—	70,696	(2,012,615)	(1,674,128)	2,075,159	—	513,963	(15,842,773)	(13,253,651)
12-31-09	621,776	—	145,582	(1,712,434)	(945,076)	3,946,320	—	1,004,518	(11,690,159)	(6,739,321)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
05-28-09(1) - 12-31-09	483	—	—	—	483	3,000	—	—	—	3,000
Mid Cap
Class ADV
12-31-10	57,905	—	827	(49,373)	9,359	691,352	—	9,077	(552,787)	147,642
12-31-09	57,437	—	41,728	(66,763)	32,402	551,154	—	386,401	(637,804)	299,751
Class S
12-31-10	664,061	—	31,323	(1,338,499)	(643,115)	7,808,399	—	346,740	(15,466,964)	(7,311,825)
12-31-09	705,590	—	1,070,566	(1,234,439)	541,717	6,791,792	—	9,988,378	(12,036,231)	4,743,939
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
05-28-09(1) - 12-31-09	302	—	—	—	302	3,000	—	—	—	3,000

(1) Commencement of operations.

NOTE 8 — REORGANIZATIONS

On August 20, 2010, Contrafund ("Acquiring Portfolio") acquired all of the net assets of ING Fidelity® VIP Growth Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,332,990
Net realized and unrealized gain on investments	$50,855,304
Net increase in net assets resulting from operations	$53,188,294

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — REORGANIZATIONS (continued)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
	ING
	Fidelity®
	VIP Growth
Contrafund	Portfolio	$17,717	$288,953	$9,054	$(387)	1.1190

The net assets of Contrafund after the acquisition were $306,670,363.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Contrafund	$(3,824,450)	$153,587	$3,670,863
Mid Cap	—	226,101	(226,101)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Contrafund	$2,857,656	$2,540,833	$10,140,568
Equity-Income	522,586	991,263	24,426
Mid Cap	355,836	2,930,392	7,444,937

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Contrafund	$2,542,563	$(51,220,594)	$(1,218,864)	$(895,347)	2016
				(13,374,108)	2017
				(57,457,080)	2018
				$(71,726,535)*
Equity-Income	305,814	(7,096,379)	(1,306,071)	(4,401,655)	2017
				(5,708,489)	2018
				$(10,110,144)
Mid Cap	96,074	206,694	—	(1,491,245)	2017
				(2,015,634)	2018
				$(3,506,879)

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Portfolios' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in Contrafund, Equity-Income and Mid Cap changes with the values of the corresponding Master Fund and its investments.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund. Foreign investments may also subject a Master Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund's investments.

NOTE 11 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

20

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP CONTRAFUND® PORTFOLIO  AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
15,284,532	Fidelity VIP Contrafund Portfolio	$359,033,660	100.0
	Total Investments in Master Fund (Cost $367,278,992)*	$359,033,660	100.0
	Other Assets and Liabilities - Net	7,032	—
	Net Assets	$359,040,692	100.0

  *  Cost for federal income tax purposes is $410,254,184.

     Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(51,220,594)
Net Unrealized Depreciation	$(51,220,594)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Master Fund	$359,033,660	$—	$—	$359,033,660
Total Investments, at value	$359,033,660	$—	$—	$359,033,660

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
21

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO  AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
1,304,635	Fidelity VIP Equity-Income Portfolio	$24,461,899	100.0
	Total Investments in Master Fund (Cost $22,670,808)*	$24,461,899	100.0
	Other Assets and Liabilities - Net	(5,699)	—
	Net Assets	$24,456,200	100.0

  *  Cost for federal income tax purposes is $31,558,278.

    Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(7,096,379)
Net Unrealized Depreciation	$(7,096,379)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Master Fund	$24,461,899	$—	$—	$24,461,899
Total Investments, at value	$24,461,899	$—	$—	$24,461,899

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
22

  PORTFOLIO OF INVESTMENTS
ING FIDELITY® VIP MID CAP PORTFOLIO  AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets
MASTER FUND: 100.0%
2,349,308	Fidelity VIP Mid Cap Portfolio	$75,483,257	100.0
	Total Investments in Master Fund (Cost $67,740,701)*	$75,483,257	100.0
	Other Assets and Liabilities - Net	(19,875)	—
	Net Assets	$75,463,382	100.0

  *  Cost for federal income tax purposes is $75,276,563.

    Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$206,694
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$206,694

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Master Fund	$75,483,257	$—	$—	$75,483,257
Total Investments, at value	$75,483,257	$—	$—	$75,483,257

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
23

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0581
Class S	NII	$0.0787
Class S2	NII	$0.0871
ING Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.1306
Class S	NII	$0.1401
Class S2	NII	$0.1485

Portfolio Name	Type	Per Share Amount
ING Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$0.0383
Class S	NII	$0.0608
Class S2	NII	$0.0639

NII — Net investment income
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Fidelity® VIP Contrafund® Portfolio	100.00%
ING Fidelity® VIP Equity-Income Portfolio	100.00%
ING Fidelity® VIP Mid Cap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Director	November 2007 -Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:62	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:68	Director	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:65	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:67	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:60	Director	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:65	Chairman and Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Directors who are "Interested Persons":

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:64	Director	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:55	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)  The tenure of each Director is subject to the Board's retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the Age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  For the purposes of this table (except for Mr. Mathews),"Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)  Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)  Directed Services LLC is the successor in interest to Directed Services, Inc.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	January 2005 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) - April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory contracts will remain in effect only if the Board of Directors (the "Board") of ING Partners, Inc. (the "Company"), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Directors"), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between Directed Services LLC (the "Adviser") and the Portfolios.

The Independent Directors also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Directors considered each Portfolio's advisory relationship separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds' advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the "DE IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the DE IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Directors' review of advisory arrangements (including the Portfolios' Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, and the content and format of the FACT sheets. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's DE IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios' Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio's benchmark was selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds' (including the Portfolio's) advisory contracts, including a written analysis for the Portfolio of how the Portfolios' fees and expenses and how its performance compares to its designated benchmark; (9) independent analyses of Portfolio performance by the Company's Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board's evaluations.

Each Portfolio operates as a master-feeder fund and fully invests in a corresponding master fund (each a "Master Fund") advised by Fidelity Management and Research Company ("Fidelity"). The Board and/or K&L Gates received the following items with respect to Fidelity: (1) responses from Fidelity to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for Fidelity; (3) financial statements for Fidelity; and (4) other information relevant to the Board's evaluations.

For each Portfolio, Class S shares were used for purposes of certain comparisons. Class S shares generally were selected because it is a Portfolio's share class with the longest performance history. It should be noted that the performance of a Portfolio primarily reflects the performance of the Master Fund in which it invests.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board noted the resources that the Adviser has committed to the Board and the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board's Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex. The Board also noted the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median and/or Lipper category median, and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis" below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that any breakpoints in the advisory fee schedules applicable to the underlying Master Fund in which each Portfolio invests results in a lower, aggregate advisory fee payable by Portfolio shareholders. As the Portfolio does not have advisory fee breakpoints, but may benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio's current Advisory. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

ING Fidelity VIP Contrafund Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP Contrafund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and five-year periods, and the second quintile for the most recent calendar quarter, year-to-date, and three-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Contrafund Portfolio (the "Contrafund Master Fund"); (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; and (c) under which an advisory fee would be charged directly to the Portfolio if the Portfolio manages its assets directly rather than through a master-feeder structure; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the one-year period, but underperformed for all other periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the most recent calendar quarter and year-to-date periods, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the effect that the Portfolio's underperformance in calendar year 2008 on the Portfolio's performance; (2) Management's expectation that the Portfolio's longer-term performance will improve; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Equity-Income Portfolio (the "Equity-Income Master Fund"); (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; and (c) under which an advisory fee would be charged directly to the Portfolio if the Portfolio manages its assets directly rather than through a master-feeder structure; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Fidelity VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity VIP MidCap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date and five-year periods, and the second quintile for the one-year period and three-year periods.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity's VIP Mid Cap Portfolio (the "Mid Cap Master Fund"); (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (c) under which an advisory fee would be charged directly to the Portfolio if the Portfolio manages its assets directly rather than through a master-feeder structure; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

34

Investment Adviser

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-UFID  (1210-021611)

Annual Report

December 31, 2010

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”), Service 2 Class (“S2”) and Class T

ING Partners, Inc.

■	ING Solution Aggressive Growth Portfolio

■	ING Solution Conservative Portfolio

■	ING Solution Growth Portfolio

■	ING Solution Income Portfolio

■	ING Solution Moderate Portfolio

■	ING Solution 2015 Portfolio

■	ING Solution 2025 Portfolio

■	ING Solution 2035 Portfolio

■	ING Solution 2045 Portfolio
■	ING Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond – 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index

The corporate component of the Barclays Capital U.S. Credit Index. The U.S.

Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity,

and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2025 Index, S&P Target Date 2035 Index, S&P Target Date 2045 Index and S&P Target Date 2045+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2025, 2035, 2045 and beyond 2045 retirement horizon, respectively.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios consist of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2). ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: The Investment Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 7. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by DSL. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund.

There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

The Investment Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant.

2010 was another good year for global equities, although there was a clear performance division between the nations of the “old world” and those that comprise the “new world.” Asia and Latin America served as the world’s growth engine in 2010. Economic growth in developing nations was so strong that inflation started to reemerge as a policy problem. As a consequence of this strong economic activity, emerging markets and developing Asia posted the strongest returns.

Overall, tactical and strategic moves contributed to performance results in 2010. We opened the reporting period with a tactical overweight to commodities. During the first quarter, we moved to a tactical overweight to high-yield bonds and large cap U.S. equity using core fixed income as the funding source. In April, we removed our large cap overweight holding, and moved to neutral, placing the proceeds back into core bonds.

In May, we made a strategic asset allocation change by adding commodities as a long-term holding. This was initiated at a 3% allocation and was funded from equity holdings. Also in May, following the announcement of the joint effort to curb the sovereign debt crisis in Europe, we resumed our overweight position in large cap U.S. equity, selling core bonds. News of continued improvement in the fundamentals of the U.S. economy was overshadowed by the disappointing employment figures, pointing to a potentially slower growth trajectory. It was our view that it was safer, at this juncture, to move back to a neutral equity position in June.

In the third quarter, we made a few tactical moves. In August, we increased exposure to risky asset classes by increasing an already overweight position in high yield bonds using short-duration and core bonds as the funding source. In September, we initiated a modest overweight position in MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index growth stocks offset by an underweight in MSCI EAFE® Index value stocks. On a strategic asset allocation basis, bank loans were added to the portfolio in September using core fixed income and short-duration bonds as the funding source.

In the fourth quarter, we decided to close our MSCI EAFE® Index growth overweight and take profits. We closed the period with an overweight position in high yield and an underweight in short duration. We continue to see the overall economic environment of the U.S. economy developing in the direction of a sustainable recovery through an expansion driven more broadly by final demand. Therefore, we continue to favor risky asset classes. We believe high yield offers an attractive income return and is likely to benefit from better-than-expected default performance and credit upgrades.

In ING Solution 2015 Portfolio, we continued to decrease the equity weight as part of our risk mitigating “step down” process throughout the year. These allocation changes are strategic in nature, and are not considered tactical moves.

During the year, ING Solution Income, ING Solution 2025(3), ING Solution Growth and ING Solution Moderate Portfolios outperformed their respective S&P Target Date Indices, while ING Solution 2015, 2035, and 2045 Portfolios lagged, albeit marginally. ING Solution Aggressive Growth, ING Solution Conservative and ING Solution 2055 Portfolios had less than one-year of operating history as of December 31, 2010. Generally, core and short-term bond and emerging market equity investments outperformed their respective asset class benchmarks; high-yield bond and global bond investments underperformed; and domestic equity and developed international equity investment performance was mixed relative to corresponding market indices.

A majority of underlying domestic equity investment of the ING Solution Portfolios underperformed their respective asset class benchmarks during the year. In general, stock selection was a detractor from relative performance, particularly in the financials, consumer discretionary, information technology and materials sectors, offset by positive contributions realized in the consumer staples sector. Overall sector positioning among the underlying investments contributed to relative performance, notably in the health care, materials, telecommunications, industrials and consumer discretionary sectors. The underlying domestic equity funds with the strongest performance relative to their style specific market index included ING Marsico Growth Portfolio and ING MidCap Opportunities Portfolio while the underlying funds with the greatest margin of relative underperformance included ING Pioneer Mid Cap Value Portfolio, ING Thornburg Value Portfolio, ING Davis New York Venture Value Portfolio and ING BlackRock Large Cap Value Portfolio. Allocations to ING BlackRock Large Cap Value Portfolio were eliminated from the Portfolios in August.

Performance among underlying international equity investments was divided in 2010. ING Marsico International Opportunities Portfolio, ING Templeton Foreign Equity Portfolio and ING JPMorgan Emerging Markets Equity Portfolio outperformed their corresponding asset class benchmarks, while ING Artio Foreign Portfolio and ING International Value Portfolio underperformed. Allocations to ING International Value Portfolio were eliminated from the Portfolios in December. Commodities were a positive contributor during the year as the diversified Dow Jones UBS Commodity Index outperformed and/or kept pace with the major equity indices.

Within fixed income, all asset classes contributed on an absolute basis. Core and short-term investments outperformed relative to their respective market indices, while high-yield bond, global bond, and TIPS underperformed.

(1)	The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett.
(2)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2010.
(3)	ING Solution 2025 outperformed prior to deduction of expenses.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Current Strategy and Outlook: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increase their influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

Therefore, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending. In the fixed income space, meanwhile, we think certain strong performers from 2010 — including high yield bonds — will continue their rallies in 2011.

Average Annual Total Returns for the Period Ended December 31, 2010
	1 Year
ING Solution Aggressive Growth Portfolio, Class S	9.20	%(1)
S&P Target Risk Aggressive Index	9.56	%(2)
ING Solution Aggressive Growth Composite Index(3)	9.70	%(2)
ING Solution Conservative Portfolio, Class S(1)	5.30	%(1)
S&P Target Risk Conservative Index	4.00	%(2)
ING Solution Conservative Composite Index(3)	5.60	%(2)
ING Solution Growth Portfolio, Class S	12.74%
S&P Target Risk Growth Index	11.18%
ING Solution Growth Composite Index(3)	13.34%
ING Solution Income Portfolio, Class S	9.60%
S&P Target Date Retirement Income Index	9.09%
ING Solution Income Composite Index(3)	9.37%
ING Solution Moderate Portfolio, Class S	11.19%
S&P Target Risk Moderate Index	8.22%
ING Solution Moderate Composite Index(3)	11.30%
ING Solution 2015 Portfolio, Class S	11.25%
S&P Target Date 2015 Index	11.85%
ING Solution 2015 Composite Index(3)	11.53%
ING Solution 2025 Portfolio, Class S	13.79%
S&P Target Date 2025 Index	13.82%
ING Solution 2025 Composite Index(3)	14.48%
ING Solution 2035 Portfolio, Class S	14.56%
S&P Target Date 2035 Index	15.02%
ING Solution 2035 Composite Index(3)	15.49%
ING Solution 2045 Portfolio, Class S	15.12%
S&P Target Date 2045 Index	15.62%
ING Solution 2045 Composite Index(3)	16.33%
ING Solution 2055 Portfolio, Class S	13.27	%(4)
S&P Target Date 2045 Index	16.77	%(2)
ING Solution 2055 Composite Index(3)	18.19	%(2)

(1)	Return is for the period from inception on April 30, 2010 through December 31, 2010.
(2)	Reflects index performance since the date closest to the Class’ inception for which data is available.
(3)

The ING Solution Aggressive Growth Composite Index, ING Solution Conservative Composite Index, ING Solution Growth Composite Index, ING Solution Income Composite Index, ING Solution Moderate Composite Index, ING Solution 2015 Composite Index, ING Solution 2025 Composite Index, ING Solution 2035 Composite Index, ING Solution 2045 Composite Index and ING Solution 2055 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

(4)	Return is for the period from inception on March 8, 2010 through December 31, 2010.

5

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2010

(as a percentage of net assets)

The following table illustrates the net asset allocation of the underlying portfolios as of December 31, 2010 (as a percent of net assets).

Affiliated Underlying Funds		ING Solution Aggressive Growth Portfolio		ING Solution Conservative Portfolio		ING Solution Growth Portfolio		ING Solution Income Portfolio		ING Solution Moderate Portfolio		ING Solution 2015 Portfolio		ING Solution 2025 Portfolio		ING Solution 2035 Portfolio		ING Solution 2045 Portfolio		ING Solution 2055 Portfolio
ING Artio Foreign Portfolio - Class I	%	9.0		2.0		6.0		2.0		5.0		4.0		7.5		7.5		9.0		9.0
ING Baron Small Cap Growth Portfolio - Class I	%	2.0		0.0		0.0		0.0		0.0		0.0		0.0		2.0		2.0		2.0
ING BlackRock Inflation Protected Bond Portfolio - Class I	%	0.0		5.0		0.0		5.0		3.0		5.0		0.0		0.0		0.0		0.0
ING Clarion Global Real Estate Portfolio - Class I	%	5.0		0.0		1.5		0.0		0.0		1.5		3.5		3.5		5.0		5.0
ING Clarion Real Estate Portfolio - Class I	%	0.0		2.9		1.5		2.9		3.0		1.5		0.5		1.5		0.0		0.0
ING Columbia Small Cap Value Portfolio - Class I	%	2.0		0.0		0.0		0.0		0.0		0.0		0.0		2.0		2.0		2.0
ING Davis New York Venture Portfolio - Class I	%	3.0		3.2		3.7		3.4		3.2		3.5		3.5		3.0		2.5		2.5
ING Equity Dividend Fund - Class I	%	5.5		0.0		0.0		0.0		0.0		0.0		2.5		3.5		3.5		3.5
ING Floating Rate Fund - Class I	%	0.0		5.0		3.0		5.0		5.0		5.0		4.0		3.0		0.0		0.0
ING Global Bond Fund - Class I	%	3.0		5.0		5.0		5.0		5.0		5.0		5.0		2.5		3.5		3.5
ING Goldman Sachs Commodity Strategy Portfolio - Class I	%	3.0		3.0		3.0		3.0		3.0		3.0		3.0		3.0		3.0		3.0
ING Growth and Income Portfolio - Class I	%	7.0		7.7		9.0		8.5		7.7		8.5		8.5		7.0		6.0		6.0
ING Intermediate Bond Portfolio - Class I	%	0.0		10.6		2.6		10.4		6.3		7.3		0.0		0.0		0.0		0.0
ING JPMorgan Emerging Markets Equity Portfolio - Class I	%	7.0		0.0		2.0		0.0		0.0		0.0		3.0		5.0		7.0		7.0
ING Large Cap Growth Portfolio - Class I	%	4.0		0.0		4.0		0.0		2.5		2.0		4.0		5.0		5.0		5.0
ING Limited Maturity Bond Portfolio - Class I	%	0.0		13.8		3.0		12.9		8.9		3.5		0.0		0.0		0.0		0.0
ING Marsico Growth Portfolio - Class I	%	5.0		0.0		4.0		0.0		2.5		2.0		4.5		5.0		5.0		5.0
ING Marsico International Opportunities Portfolio - Class I	%	5.0		2.0		3.0		2.0		2.0		1.0		3.0		4.0		5.0		5.0
ING MidCap Opportunities Portfolio - Class I	%	4.0		0.0		2.0		0.0		1.0		1.2		3.0		3.5		4.5		4.5
ING PIMCO High Yield Portfolio - Class I	%	7.0		9.0		6.0		9.0		6.0		9.0		8.0		6.0		0.0		0.0
ING PIMCO Total Return Bond Portfolio - Class I	%	0.0		21.8		8.0		21.9		13.9		15.9		4.0		1.0		0.0		0.0
ING Pioneer Mid Cap Value Portfolio - Class I	%	4.0		0.0		2.0		0.0		1.0		1.2		3.0		3.5		4.5		4.5
ING Small Company Portfolio - Class I	%	2.9		0.0		3.9		0.0		2.0		1.9		5.9		2.9		4.9		4.9
ING T Rowe Price Capital Appreciation Portfolio - Class I	%	0.0		0.0		6.5		0.0		5.0		5.0		5.0		2.0		3.5		3.5
ING T. Rowe Price Equity Income Portfolio - Class I	%	8.6		3.0		8.1		3.0		5.0		6.0		7.6		10.1		10.1		10.1
ING T. Rowe Price Growth Equity Portfolio - Class I	%	5.0		2.0		4.0		2.0		3.0		2.5		4.5		5.0		5.5		5.5
ING Templeton Foreign Equity Portfolio - Class I	%	6.0		2.0		6.0		2.0		4.0		2.5		4.5		6.5		7.0		7.0
ING Thornburg Value Portfolio - Class I	%	2.0		2.0		2.2		2.0		2.0		2.0		2.0		2.0		1.5		1.5
Other assets and liabilities - Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0		100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION PORTFOLIOS

Target Allocations

as of December 31, 2010

(as a percentage of net assets)

Target Allocations(1)		ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio	ING Solution 2055 Portfolio
U.S. Large Cap Stocks	%	40.00	19.00	38.25	19.00	28.50	29.00	39.50	41.50	40.75	40.75
U.S. Mid Cap Stocks	%	8.00	0.00	4.00	0.00	2.00	2.50	6.00	7.00	9.00	9.00
U.S. Small Cap Stocks	%	7.00	0.00	4.00	0.00	2.00	2.00	6.00	7.00	9.00	9.00
Non-U.S./International Stocks	%	20.00	6.00	15.00	6.00	11.00	7.50	15.00	18.00	21.00	21.00
Emerging Markets Equity	%	7.00	0.00	2.00	0.00	0.00	0.00	3.00	5.00	7.00	7.00
Domestic Real Estate Investment Trusts (“REITs”)%		0.00	3.00	1.50	3.00	3.00	1.50	0.50	1.50	0.00	0.00
International REITs	%	5.00	0.00	1.50	0.00	0.00	1.50	3.50	3.50	5.00	5.00
Core Fixed-Income	%	0.00	32.00	13.75	32.00	22.50	25.50	6.50	2.00	1.75	1.75
High Yield Bonds	%	7.00	9.00	6.00	9.00	6.00	9.00	8.00	6.00	0.00	0.00
Short-Term Bonds	%	0.00	13.00	3.00	13.00	9.00	3.50	0.00	0.00	0.00	0.00
Treasury Inflation Protected Securities	%	0.00	5.00	0.00	5.00	3.00	5.00	0.00	0.00	0.00	0.00
Non-U.S. Bond	%	3.00	5.00	5.00	5.00	5.00	5.00	5.00	2.50	3.50	3.50
Commodities	%	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00	3.00
Floating Rate Bonds	%	0.00	5.00	3.00	5.00	5.00	5.00	4.00	3.00	0.00	0.00

	%	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00	100.00

(1)	Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

7

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	8.90%
Class I	9.40%
Class S	9.20%
Class S2	9.10%
S&P Target Risk Aggressive Index	9.56	%(1)
Composite Index	9.70	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2010.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION CONSERVATIVE PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	5.00%
Class I	5.40%
Class S	5.30%
Class S2	5.10%
S&P Target Risk Conservative Index	4.00	%(1)
Composite Index	5.60	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2010.

9

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	12.07%	(2.14)%		—
Class I	13.11%	(1.44)%		—
Class S	12.74%	(1.73)%		—
Class S2	—	—		7.28%
S&P Target Risk Growth Index	11.18%	(0.41	)%(1)	6.67	%(2)
Composite Index	13.34%	0.63	%(1)	8.02	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from July 1, 2007.
(2)	Since inception performance for the indices is shown from May 1, 2010.

10

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	9.26%	3.78%		—		—
Class I	9.86%	4.34%		—		—
Class S	9.60%	4.07%		—		—
Class S2	9.39%	—		14.38%		—
Class T	8.95%	—		—		3.28%
S&P Target Date Retirement Income Index	9.09%	—		12.11	%(2)	3.96	%(3)
Composite Index	9.37%	5.39	%(1)	12.93	%(2)	5.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

11

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S July 2, 2007		Since Inception of Class S2 April 30, 2010
Class ADV	10.35%	0.16%		—
Class I	11.66%	1.00%		—
Class S	11.19%	0.67%		—
Class S2	—	—		6.30%
S&P Target Risk Moderate Index	8.22%	1.03	%(1)	5.12	%(2)
Composite Index	11.30%	2.35	%(1)	6.73	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from July 1, 2007.
(2)	Since inception performance for the indices is shown from May 1, 2010.

12

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2015 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	10.82%	3.53%		—		—
Class I	11.49%	4.09%		—		—
Class S	11.25%	3.82%		—		—
Class S2	11.05%	—		18.18%		—
Class T	10.65%	—		—		2.65%
S&P Target Date 2015 Index	11.85%	—		17.09	%(2)	4.28	%(3)
Composite Index	11.53%	5.46	%(1)	16.41	%(2)	4.91	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

13

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	13.50%	3.29%		—		—
Class I	14.10%	3.86%		—		—
Class S	13.79%	3.57%		—		—
Class S2	13.59%	—		21.57%		—
Class T	13.28%	—		—		2.13%
S&P Target Date 2025 Index	13.82%	—		20.61	%(2)	4.22	%(3)
Composite Index	14.48%	5.78	%(1)	21.98	%(2)	4.83	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

14

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2035 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	14.29%	3.49%		—		—
Class I	14.77%	4.03%		—		—
Class S	14.56%	3.77%		—		—
Class S2	14.44%	—		23.18%		—
Class T	14.04%	—		—		2.22%
S&P Target Date 2035 Index	15.02%	—		22.70	%(2)	3.91	%(3)
Composite Index	15.49%	5.96	%(1)	23.89	%(2)	4.84	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

15

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S April 29, 2005		Since Inception of Class S2 May 28, 2009		Since Inception of Class T August 31, 2005
Class ADV	14.92%	3.53%		—		—
Class I	15.51%	4.06%		—		—
Class S	15.12%	3.78%		—		—
Class S2	15.00%	—		24.11%		—
Class T	14.68%	—		—		2.02%
S&P Target Date 2045 Index	15.62%	—		23.54	%(2)	3.69	%(3)
Composite Index	16.33%	6.12	%(1)	25.47	%(2)	4.84	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from May 1, 2005.
(2)	Since inception performance for the indices is shown from June 1, 2009.
(3)	Since inception performance for the indices is shown from September 1, 2005.

16

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2055 PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	13.17%
Class I	13.47%
Class S	13.27%
Class S2	13.17%
Class T	12.87%
S&P Target Date 2045 Index	16.77	%(1)
Composite Index	18.19	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Growth and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2010.

17

SHAREHOLDER EXPENSE EXAMPLE

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING Solution Aggressive Growth Portfolio
Class ADV	$1,000.00	$1,229.10	0.62%	$3.48	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,233.40	0.12	0.68	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,232.50	0.37	2.08	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,231.40	0.52	2.92	1,000.00	1,022.58	0.52	2.65
ING Solution Conservative Portfolio
Class ADV	$1,000.00	$1,088.10	0.62%	$3.26	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,091.10	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,090.10	0.37	1.95	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,089.10	0.52	2.74	1,000.00	1,022.58	0.52	2.65
ING Solution Growth Portfolio
Class ADV	$1,000.00	$1,177.90	0.62%	$3.40	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,183.60	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,181.70	0.37	2.03	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,181.80	0.52	2.86	1,000.00	1,022.58	0.52	2.65
ING Solution Income Portfolio
Class ADV	$1,000.00	$1,088.40	0.62%	$3.26	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,092.40	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,090.70	0.37	1.95	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,089.70	0.52	2.74	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,087.40	0.82	4.31	1,000.00	1,021.07	0.82	4.18
ING Solution Moderate Portfolio
Class ADV	$1,000.00	$1,129.70	0.62%	$3.33	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,136.40	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,134.40	0.37	1.99	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,134.50	0.52	2.80	1,000.00	1,022.58	0.52	2.65
ING Solution 2015 Portfolio
Class ADV	$1,000.00	$1,131.80	0.62%	$3.33	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,136.00	0.12	0.65	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,134.80	0.37	1.99	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,133.10	0.52	2.80	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,131.00	0.82	4.40	1,000.00	1,021.07	0.82	4.18
ING Solution 2025 Portfolio
Class ADV	$1,000.00	$1,198.50	0.62%	$3.44	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,202.30	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,200.80	0.37	2.05	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,199.50	0.52	2.88	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,196.90	0.82	4.54	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

18

SHAREHOLDER EXPENSE EXAMPLE (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING Solution 2035 Portfolio
Class ADV	$1,000.00	$1,221.90	0.62%	$3.47	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,225.40	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,223.80	0.37	2.07	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,221.50	0.52	2.91	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,220.80	0.82	4.59	1,000.00	1,021.07	0.82	4.18
ING Solution 2045 Portfolio
Class ADV	$1,000.00	$1,239.40	0.62%	$3.50	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,242.60	0.12	0.68	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,240.50	0.37	2.09	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,240.30	0.52	2.94	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,239.00	0.82	4.63	1,000.00	1,021.07	0.82	4.18
ING Solution 2055 Portfolio
Class ADV	$1,000.00	$1,239.30	0.62%	$3.50	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,242.60	0.12	0.68	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,240.40	0.37	2.09	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,239.30	0.52	2.94	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,237.40	0.82	4.62	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expenses of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Aggressive Growth Portfolio, ING Solution Conservative Portfolio, ING Solution Growth Portfolio, ING Solution Income Portfolio, ING Solution Moderate Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, ING Solution 2045 Portfolio, and ING Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2011

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds*	$6,259,900	$3,077,003	$9,862,167	$234,866,745
Receivables:
Investment securities sold	—	—	—	2,226,693
Fund shares sold	705	173	2,670	105,694
Dividends and interest	4,866	2,199	4,383	179,082

Total assets	6,265,471	3,079,375	9,869,220	237,378,214

LIABILITIES:
Payable for investments in affiliated underlying funds	5,560	2,333	6,981	175,986
Payable for fund shares redeemed	—	—	—	2,332,387
Payable to affiliates	2,697	1,263	3,761	93,534

Total liabilities	8,257	3,596	10,742	2,601,907

NET ASSETS	$6,257,214	$3,075,779	$9,858,478	$234,776,307

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$5,913,537	$3,018,240	$9,299,637	$240,231,304
Undistributed net investment income	20,519	29,471	67,566	9,062,920
Accumulated net realized gain (loss) on investments	44,192	14,274	85,529	(30,629,758)
Net unrealized appreciation on investments	278,966	13,794	405,746	16,111,841

NET ASSETS	$6,257,214	$3,075,779	$9,858,478	$234,776,307

* Cost of investments in affiliated underlying funds	$5,980,934	$3,063,209	$9,456,421	$218,754,904

Class ADV:
Net assets	$4,677,267	$1,910,752	$4,836,776	$110,351,954
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	429,506	181,892	527,918	10,188,713
Net asset value and redemption price per share	$10.89	$10.50	$9.16	$10.83
Class I:
Net assets	$3,292	$3,174	$933	$24,509,223
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	301	100	2,218,755
Net asset value and redemption price per share	$10.94	$10.54	$9.33	$11.05
Class S:
Net assets	$1,438,417	$1,097,526	$4,729,335	$93,940,072
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	131,753	104,275	512,844	8,573,891
Net asset value and redemption price per share	$10.92	$10.53	$9.22	$10.96
Class S2:
Net assets	$138,238	$64,327	$291,434	$5,542,884
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,672	6,120	31,687	515,669
Net asset value and redemption price per share	$10.91	$10.51	$9.20	$10.75
Class T:
Net assets	n/a	n/a	n/a	$432,174
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	39,165
Net asset value and redemption price per share	n/a	n/a	n/a	$11.03

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$9,637,739	$810,295,682	$1,250,624,064
Receivables:
Investment securities sold	—	8,731,486	15,452,272
Fund shares sold	1,758	144,222	360,740
Dividends and interest	4,931	602,441	1,000,241

Total assets	9,644,428	819,773,831	1,267,437,317

LIABILITIES:
Payable for investments in affiliated underlying funds	6,584	591,915	987,342
Payable for fund shares redeemed	—	8,875,708	15,813,012
Payable to affiliates	3,233	311,897	478,186

Total liabilities	9,817	9,779,520	17,278,540

NET ASSETS	$9,634,611	$809,994,311	$1,250,158,777

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$9,032,503	$836,342,728	$1,276,476,953
Undistributed net investment income	107,704	24,308,661	25,174,969
Accumulated net realized gain (loss) on investments	150,533	(143,639,845)	(231,654,200)
Net unrealized appreciation on investments	343,871	92,982,767	180,161,055

NET ASSETS	$9,634,611	$809,994,311	$1,250,158,777

* Cost of investments in affiliated underlying funds	$9,293,868	$717,312,915	$1,070,463,009

Class ADV:
Net assets	$2,690,206	$336,038,054	$522,320,714
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	274,726	30,760,371	47,576,185
Net asset value and redemption price per share	$9.79	$10.92	$10.98
Class I:
Net assets	$1,004	$75,819,782	$126,678,074
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	100	6,808,325	11,304,293
Net asset value and redemption price per share	$10.04	$11.14	$11.21
Class S:
Net assets	$6,911,412	$380,318,387	$574,267,191
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	697,218	34,429,075	51,702,228
Net asset value and redemption price per share	$9.91	$11.05	$11.11
Class S2:
Net assets	$31,989	$15,289,463	$20,677,572
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,232	1,410,806	1,893,964
Net asset value and redemption price per share	$9.90	$10.84	$10.92
Class T:
Net assets	n/a	$2,528,625	$6,215,226
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	229,037	561,745
Net asset value and redemption price per share	n/a	$11.04	$11.06

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio	ING Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$1,069,858,766	$686,913,131	$10,571,816
Receivables:
Investment securities sold	7,390,083	3,452,134	—
Fund shares sold	250,316	182,349	37,595
Dividends and interest	755,814	169,872	2,594

Total assets	1,078,254,979	690,717,486	10,612,005

LIABILITIES:
Payable for investments in affiliated underlying funds	747,613	169,872	26,237
Payable for fund shares redeemed	7,640,400	3,634,483	13,953
Payable to affiliates	406,952	251,797	3,488

Total liabilities	8,794,965	4,056,152	43,678

NET ASSETS	$1,069,460,014	$686,661,334	$10,568,327

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,074,060,494	$675,166,090	$9,627,117
Undistributed net investment income	15,789,353	7,691,967	67,633
Accumulated net realized gain (loss) on investments	(175,420,058)	(109,595,316)	17,028
Net unrealized appreciation on investments	155,030,225	113,398,593	856,549

NET ASSETS	$1,069,460,014	$686,661,334	$10,568,327

* Cost of investments in affiliated underlying funds	$914,828,541	$573,514,538	$9,715,267

Class ADV:
Net assets	$453,363,208	$262,652,634	$3,923,049
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	40,503,591	23,266,479	345,964
Net asset value and redemption price per share	$11.19	$11.29	$11.34
Class I:
Net assets	$115,744,052	$88,176,043	$1,647,962
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	10,142,411	7,663,415	144,883
Net asset value and redemption price per share	$11.41	$11.51	$11.37
Class S:
Net assets	$477,985,052	$319,162,898	$4,716,619
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	42,217,264	27,989,423	415,407
Net asset value and redemption price per share	$11.32	$11.40	$11.35
Class S2:
Net assets	$18,369,401	$14,340,974	$274,851
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,657,163	1,276,312	24,231
Net asset value and redemption price per share	$11.08	$11.24	$11.34
Class T:
Net assets	$3,998,301	$2,328,785	$5,846
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	352,825	205,240	517
Net asset value and redemption price per share	$11.33	$11.35	$11.31

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio	ING Solution Growth Portfolio	ING Solution Income Portfolio
	April 30, 2010(1) to December 31, 2010	April 30, 2010(1) to December 31, 2010	Year Ended December 31, 2010	Year Ended December 31, 2010
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$24,984	$30,985	$72,702	$8,522,489

Total investment income	24,984	30,985	72,702	8,522,489

EXPENSES:
Investment management fees	1,189	577	2,481	225,953
Distribution and service fees:
Class ADV	4,092	1,584	3,804	537,970
Class S	827	622	4,121	230,113
Class S2	188	48	352	19,380
Class T	—	—	—	3,768
Administrative service fees	238	116	496	45,188
Miscellaneous expense	—	—	—	303

Total expenses	6,534	2,947	11,254	1,062,675
Net waived and reimbursed fees	(38)	(10)	(71)	(4,127)

Net expenses	6,496	2,937	11,183	1,058,548

Net investment income	18,488	28,048	61,519	7,463,941

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES
Capital gain distributions from affiliated underlying funds	2,071	1,421	7,342	1,731,267
Net realized gain on sale of affiliated underlying funds	44,144	14,268	126,365	8,830,175

Net realized gain on affiliated underlying funds	46,215	15,689	133,707	10,561,442
Net change in unrealized appreciation or depreciation on affiliated underlying funds	278,966	13,794	338,985	2,468,751

Net realized and unrealized gain on affiliated underlying funds	325,181	29,483	472,692	13,030,193

Increase in net assets resulting from operations	$343,669	$57,531	$534,211	$20,494,134

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Solution Moderate Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$107,794	$24,060,980	$27,918,155

Total investment income	107,794	24,060,980	27,918,155

EXPENSES:
Investment management fees	3,260	755,742	1,128,610
Distribution and service fees:
Class ADV	1,720	1,588,458	2,378,724
Class S	7,276	888,131	1,302,739
Class S2	36	49,370	64,980
Class T	—	19,524	41,869
Administrative service fees	652	151,137	225,705
Miscellaneous expense	—	1,010	1,506

Total expenses	12,944	3,453,372	5,144,133
Net waived and reimbursed fees	(8)	(11,176)	(15,787)

Net expenses	12,936	3,442,196	5,128,346

Net investment income	94,858	20,618,784	22,789,809

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Capital gain distributions from affiliated underlying funds	13,615	3,992,685	4,531,263
Net realized gain (loss) on sale of affiliated underlying funds	177,349	5,799,853	(20,935,707)

Net realized gain (loss) on affiliated underlying funds	190,964	9,792,538	(16,404,444)
Net change in unrealized appreciation or depreciation on affiliated underlying funds	210,078	50,621,705	143,939,861

Net realized and unrealized gain on affiliated underlying funds	401,042	60,414,243	127,535,417

Increase in net assets resulting from operations	$495,900	$81,033,027	$150,325,226

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS

	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio	ING Solution 2055 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2010	March 8, 2010(1) to December 31, 2010
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$19,107,367	$10,072,270	$78,567

Total investment income	19,107,367	10,072,270	78,567

EXPENSES:
Investment management fees	944,662	595,319	3,481
Distribution and service fees:
Class ADV	2,040,760	1,174,154	7,325
Class S	1,063,545	679,022	3,414
Class S2	57,276	43,806	492
Class T	27,623	16,128	32
Administrative service fees	188,919	119,055	696
Miscellaneous expense	1,258	793	—

Total expenses	4,324,043	2,628,277	15,440
Net waived and reimbursed fees	(13,297)	(9,836)	(102)

Net expenses	4,310,746	2,618,441	15,338

Net investment income	14,796,621	7,453,829	63,229

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Capital gain distributions from affiliated underlying funds	3,805,403	2,650,843	17,182
Net realized gain (loss) on sale of affiliated underlying funds	(20,424,206)	(26,231,666)	3,333

Net realized gain (loss) on affiliated underlying funds	(16,618,803)	(23,580,823)	20,515
Net change in unrealized appreciation or depreciation on affiliated underlying funds	135,520,456	105,521,003	856,549

Net realized and unrealized gain on affiliated underlying funds	118,901,653	81,940,180	877,064

Increase in net assets resulting from operations	$133,698,274	$89,394,009	$940,293

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Aggressive Growth Portfolio	ING Solution Conservative Portfolio
	April 30, 2010(1) to December 31, 2010	April 30, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$18,488	$28,048
Net realized gain on investments	46,215	15,689
Net change in unrealized appreciation or depreciation on investments	278,966	13,794

Increase in net assets resulting from operations	343,669	57,531

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,178,037	3,386,632
Cost of shares redeemed	(264,492)	(368,384)

Net increase in net assets resulting from capital share transactions	5,913,545	3,018,248

Net increase in net assets	6,257,214	3,075,779

NET ASSETS:
End of period	$6,257,214	$3,075,779

Undistributed net investment income at end of period	$20,519	$29,471

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Growth Portfolio		ING Solution Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$61,519	$9,840	$7,463,941	$6,377,820
Net realized gain (loss) on investments	133,707	15,100	10,561,442	(31,383,019)
Net change in unrealized appreciation or depreciation	338,985	74,841	2,468,751	55,775,085

Increase in net assets resulting from operations	534,211	99,781	20,494,134	30,769,886

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7)	(2)	(3,340,664)	(4,974,452)
Class I	(9)	(5)	(778,507)	(897,124)
Class S	(10,571)	(3,104)	(3,083,437)	(4,489,339)
Class S2	(34)	—	(186,747)	(181)
Class T	—	—	(14,106)	(21,668)
Net realized gains:
Class ADV	—	(1)	—	(377,854)
Class I	—	(1)	—	(61,892)
Class S	—	(507)	—	(325,138)
Class S2	—	—	—	(13)
Class T	—	—	—	(2,046)

Total distributions	(10,621)	(3,620)	(7,403,461)	(11,149,707)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,861,777	587,687	59,189,253	55,681,254
Reinvestment of distributions	10,572	3,620	7,403,461	11,149,515

	8,872,349	591,307	66,592,714	66,830,769
Cost of shares redeemed	(278,201)	(121,577)	(62,005,929)	(56,811,907)

Net increase in net assets resulting from capital share transactions	8,594,148	469,730	4,586,785	10,018,862

Net increase in net assets	9,117,738	565,891	17,677,458	29,639,041

NET ASSETS:
Beginning of year	740,740	174,849	217,098,849	187,459,808

End of year	$9,858,478	$740,740	$234,776,307	$217,098,849

Undistributed net investment income at end of year	$67,566	$10,620	$9,062,920	$7,403,111

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Moderate Portfolio		ING Solution 2015 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$94,858	$27,708	$20,618,784	$14,967,893
Net realized gain (loss) on investments	190,964	16,859	9,792,538	(134,029,293)
Net change in unrealized appreciation or depreciation	210,078	148,904	50,621,705	246,416,622

Increase in net assets resulting from operations	495,900	193,471	81,033,027	127,355,222

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,717)	(3)	(6,560,701)	(9,909,077)
Class I	(13)	(7)	(1,657,246)	(2,244,561)
Class S	(29,511)	(9,598)	(8,189,236)	(11,677,306)
Class S2	(45)	—	(346,966)	(132)
Class T	—	—	(48,315)	(72,184)
Net realized gains:
Class ADV	(585)	(1)	—	(2,460,204)
Class I	(5)	(1)	—	(492,778)
Class S	(10,815)	(1,460)	—	(2,729,965)
Class S2	(15)	—	—	(29)
Class T	—	—	—	(20,405)

Total distributions	(42,706)	(11,070)	(16,802,464)	(29,606,641)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,982,370	1,093,295	153,395,299	126,247,706
Reinvestment of distributions	42,609	11,070	16,802,464	29,606,479

	8,024,979	1,104,365	170,197,763	155,854,185
Cost of shares redeemed	(374,409)	(382,768)	(148,326,550)	(81,775,213)

Net increase in net assets resulting from capital share transactions	7,650,570	721,597	21,871,213	74,078,972

Net increase in net assets	8,103,764	903,998	86,101,776	171,827,553

NET ASSETS:
Beginning of year	1,530,847	626,849	723,892,535	552,064,982

End of year	$9,634,611	$1,530,847	$809,994,311	$723,892,535

Undistributed net investment income at end of year	$107,704	$31,269	$24,308,661	$16,800,953

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2025 Portfolio		ING Solution 2035 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$22,789,809	$16,351,987	$14,796,621	$10,535,240
Net realized loss on investments	(16,404,444)	(198,680,103)	(16,618,803)	(146,040,591)
Net change in unrealized appreciation or depreciation	143,939,861	395,089,937	135,520,456	324,639,345

Increase in net assets resulting from operations	150,325,226	212,761,821	133,698,274	189,133,994

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,781,215)	(11,632,342)	(4,272,162)	(8,393,679)
Class I	(1,991,643)	(2,778,255)	(1,325,539)	(2,023,495)
Class S	(8,486,689)	(13,581,325)	(5,254,947)	(9,389,908)
Class S2	(335,207)	(109)	(238,633)	(97)
Class T	(68,878)	(114,293)	(29,900)	(52,233)
Net realized gains:
Class ADV	—	(321,165)	—	(299,905)
Class I	—	(66,192)	—	(61,637)
Class S	—	(347,995)	—	(310,723)
Class S2	—	(3)	—	(3)
Class T	—	(3,843)	—	(2,894)

Total distributions	(17,663,632)	(28,845,522)	(11,121,181)	(20,534,574)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	203,590,100	203,666,643	181,862,931	173,435,719
Reinvestment of distributions	17,663,632	28,845,409	11,121,181	20,534,474

	221,253,732	232,512,052	192,984,112	193,970,193
Cost of shares redeemed	(171,803,895)	(88,701,129)	(130,975,091)	(52,796,575)

Net increase in net assets resulting from capital share transactions	49,449,837	143,810,923	62,009,021	141,173,618

Net increase in net assets	182,111,431	327,727,222	184,586,114	309,773,038

NET ASSETS:
Beginning of year	1,068,047,346	740,320,124	884,873,900	575,100,862

End of year	$1,250,158,777	$1,068,047,346	$1,069,460,014	$884,873,900

Undistributed net investment income at end of year	$25,174,969	$17,656,223	$15,789,353	$11,119,180

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution 2045 Portfolio		ING Solution 2055 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	March 8, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income	$7,453,829	$5,218,022	$63,229
Net realized gain (loss) on investments	(23,580,823)	(80,312,417)	20,515
Net change in unrealized appreciation or depreciation	105,521,003	197,672,505	856,549

Increase in net assets resulting from operations	89,394,009	122,578,110	940,293

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,692,814)	(4,016,064)	—
Class I	(767,598)	(1,190,507)	—
Class S	(2,628,850)	(4,909,164)	—
Class S2	(140,124)	(81)	—
Class T	(10,767)	(29,466)	—
Net realized gains:
Class ADV	—	(1,563,571)	—
Class I	—	(388,748)	—
Class S	—	(1,753,783)	—
Class S2	—	(27)	—
Class T	—	(15,680)	—

Total distributions	(5,240,153)	(13,867,091)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,521,705	133,206,911	11,460,549
Reinvestment of distributions	5,240,153	13,866,982	—

	130,761,858	147,073,893	11,460,549
Cost of shares redeemed	(80,728,582)	(30,831,594)	(1,832,515)

Net increase in net assets resulting from capital share transactions	50,033,276	116,242,299	9,628,034

Net increase in net assets	134,187,132	224,953,318	10,568,327

NET ASSETS:
Beginning of period	552,474,202	327,520,884	—

End of period	$686,661,334	$552,474,202	$10,568,327

Undistributed net investment income at end of year	$7,691,967	$5,239,474	$67,633

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

31

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Aggressive Growth Portfolio
Class ADV
04-30-10(5) - 12-31-10	10.00	0.11	•	0.78	0.89	—		—		—	—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26
Class I
04-30-10(5) - 12-31-10	10.00	0.16		0.78	0.94	—		—		—	—	10.94	9.40	0.12	0.12	0.12	2.50	3	26
Class S
04-30-10(5) - 12-31-10	10.00	0.10	•	0.82	0.92	—		—		—	—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
Class S2
04-30-10(5) - 12-31-10	10.00	0.09	•	0.82	0.91	—		—		—	—	10.91	9.10	0.62	0.52	0.52	1.29	138	26

ING Solution Conservative Portfolio
Class ADV
04-30-10(5) - 12-31-10	10.00	0.36	•	0.14	0.50	—		—		—	—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
Class I
04-30-10(5) - 12-31-10	10.00	0.34		0.20	0.54	—		—		—	—	10.54	5.40	0.12	0.12	0.12	5.03	3	51
Class S
04-30-10(5) - 12-31-10	10.00	0.29	•	0.24	0.53	—		—		—	—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51
Class S2
04-30-10(5) - 12-31-10	10.00	0.44	•	0.07	0.51	—		—		—	—	10.51	5.10	0.62	0.52	0.52	6.35	64	51

ING Solution Growth Portfolio
Class ADV
12-31-10	8.24	0.26	•	0.73	0.99	0.07		—		—	0.07	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
12-31-09	6.67	0.14		1.46	1.60	0.02		0.01		—	0.03	8.24	24.00	0.62	0.62	0.62	1.89	1	77
12-31-08	9.81	0.14	•	(3.28)	(3.14)	—		0.00	*	—	—	6.67	(32.00)	0.62	0.62	0.62	1.59	1	283
07-02-07(5) - 12-31-07	10.00	0.08		(0.27)	(0.19)	—		—		—	—	9.81	(1.90)	0.62	0.62	0.62	1.58	1	8
Class I
12-31-10	8.34	0.18		0.90	1.08	0.09		—		—	0.09	9.33	13.11	0.12	0.12	0.12	2.10	1	43
12-31-09	6.74	0.18		1.48	1.66	0.05		0.01		—	0.06	8.34	24.68	0.12	0.12	0.12	2.50	1	77
12-31-08	9.85	0.19	•	(3.30)	(3.11)	—		0.00	*	—	—	6.74	(31.57)	0.12	0.12	0.12	2.19	1	283
07-02-07(5) - 12-31-07	10.00	0.11		(0.26)	(0.15)	—		—		—	—	9.85	(1.50)	0.12	0.12	0.12	2.28	1	8
Class S
12-31-10	8.27	0.20	•	0.84	1.04	0.09		—		—	0.09	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
12-31-09	6.70	0.20	•	1.44	1.64	0.06		0.01		—	0.07	8.27	24.48	0.37	0.37	0.37	2.67	739	77
12-31-08	9.83	0.22	•	(3.35)	(3.13)	0.00	*	0.00	*	—	—	6.70	(31.81)	0.37	0.37	0.37	3.14	173	283
07-02-07(5) - 12-31-07	10.00	0.09		(0.26)	(0.17)	—		—		—	—	9.83	(1.70)	0.37	0.37	0.37	1.83	1	8
Class S2
04-30-10(5) - 12-31-10	8.68	0.12	•	0.50	0.62	0.10		—		—	0.10	9.20	7.28	0.62	0.52	0.52	2.10	291	43

See Accompanying Notes to Financial Statements

32

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Income Portfolio
Class ADV
12-31-10	10.24	0.33	•	0.60	0.93	0.34	—		—	0.34	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
12-31-09	9.27	0.31	•	1.23	1.54	0.53	0.04		—	0.57	10.24	16.98	0.62	0.62	0.62	3.24	107,684	70
12-31-08	11.54	0.37	•	(2.27)	(1.90)	0.19	0.18		—	0.37	9.27	(16.93)	0.62	0.62	0.62	3.46	85,343	84
12-31-07	11.08	0.32	•	0.22	0.54	0.07	0.01		—	0.08	11.54	4.91	0.62	0.62	0.62	2.80	93,760	35
12-31-06	10.36	0.57	•	0.17	0.74	0.02	0.00	*	—	0.02	11.08	7.21	0.62	0.62	0.62	5.29	20,477	32
Class I
12-31-10	10.43	0.39	•	0.62	1.01	0.39	—		—	0.39	11.05	9.86	0.12	0.12	0.12	3.69	24,509	64
12-31-09	9.43	0.28	•	1.34	1.62	0.58	0.04		—	0.62	10.43	17.62	0.12	0.12	0.12	2.87	18,772	70
12-31-08	11.70	0.48	•	(2.35)	(1.87)	0.22	0.18		—	0.40	9.43	(16.49)	0.12	0.12	0.12	4.41	24,417	84
12-31-07	11.18	0.37	•	0.24	0.61	0.08	0.01		—	0.09	11.70	5.44	0.12	0.12	0.12	3.20	18,104	35
12-31-06	10.41	0.42	•	0.37	0.79	0.02	0.00	*	—	0.02	11.18	7.66	0.12	0.12	0.12	3.89	3,053	32
Class S
12-31-10	10.35	0.36	•	0.61	0.97	0.36	—		—	0.36	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
12-31-09	9.37	0.33		1.24	1.57	0.55	0.04		—	0.59	10.35	17.20	0.37	0.37	0.37	3.41	90,135	70
12-31-08	11.63	0.40	•	(2.29)	(1.89)	0.19	0.18		—	0.37	9.37	(16.66)	0.37	0.37	0.37	3.70	77,076	84
12-31-07	11.13	0.30	•	0.28	0.58	0.07	0.01		—	0.08	11.63	5.23	0.37	0.37	0.37	2.61	88,723	35
12-31-06	10.39	0.36	•	0.40	0.76	0.02	0.00	*	—	0.02	11.13	7.37	0.37	0.37	0.37	3.28	54,634	32
Class S2
12-31-10	10.20	0.43	•	0.51	0.94	0.39	—		—	0.39	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
05-28-09(5)- 12-31-09	9.59	0.31	•	0.92	1.23	0.58	0.04		—	0.62	10.20	13.26	0.62	0.52	0.52	5.29	3	70
Class T
12-31-10	10.42	0.30	•	0.61	0.91	0.30	—		—	0.30	11.03	8.95	0.87	0.82	0.82	2.83	432	64
12-31-09	9.34	0.28	•	1.26	1.54	0.42	0.04		—	0.46	10.42	16.85	0.87	0.82	0.82	2.93	505	70
12-31-08	11.54	0.31	•	(2.25)	(1.94)	0.08	0.18		—	0.26	9.34	(17.14)	0.87	0.82	0.82	2.89	623	84
12-31-07	11.03	0.20		0.32	0.52	—	0.01		—	0.01	11.54	4.72	0.87	0.82	0.82	1.75	1,636	35
12-31-06	10.34	0.10	•	0.61	0.71	0.02	0.00	*	—	0.02	11.03	6.93	0.87	0.82	0.82	0.94	2,245	32

ING Solution Moderate Portfolio
Class ADV
12-31-10	9.06	0.41	•	0.51	0.92	0.14	0.05		—	0.19	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
12-31-09	7.61	0.20		1.29	1.49	0.03	0.01		—	0.04	9.06	19.69	0.62	0.62	0.62	2.47	1	87
12-31-08	10.00	0.16		(2.55)	(2.39)	—	0.00	*	—	—	7.61	(23.88)	0.62	0.62	0.62	1.78	1	212
07-02-07(5) - 12-31-07	10.00	0.13		(0.13)	—	—	—		—	—	10.00	0.00 *	0.62	0.62	0.62	2.55	1	7

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution Moderate Portfolio (Continued)
Class I
12-31-10	9.17	0.26		0.79	1.05	0.13	0.05		—	0.18	10.04	11.66	0.12	0.12	0.12	2.75	1	47
12-31-09	7.69	0.24	•	1.32	1.56	0.07	0.01		—	0.08	9.17	20.46	0.12	0.12	0.12	2.93	1	87
12-31-08	10.04	0.21	•	(2.55)	(2.34)	0.01	0.00	*	—	0.01	7.69	(23.32)	0.12	0.12	0.12	2.26	1	212
07-02-07(5) - 12-31-07	10.00	0.15		(0.11)	0.04	—	—		—	—	10.04	0.40	0.12	0.12	0.12	3.04	1	7
Class S
12-31-10	9.09	0.26	•	0.74	1.00	0.13	0.05		—	0.18	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
12-31-09	7.64	0.25	•	1.29	1.54	0.08	0.01		—	0.09	9.09	20.31	0.37	0.37	0.37	2.98	1,529	87
12-31-08	10.02	0.46	•	(2.82)	(2.36)	0.02	0.00	*	—	0.02	7.64	(23.63)	0.37	0.37	0.37	6.07	625	212
07-02-07(5) - 12-31-07	10.00	0.14		(0.12)	0.02	—	—		—	—	10.02	0.20	0.37	0.37	0.37	2.79	1	7
Class S2
04-30-10(5) - 12-31-10	9.51	0.21	•	0.37	0.58	0.14	0.05		—	0.19	9.90	6.30	0.62	0.52	0.52	3.30	32	47

ING Solution 2015 Portfolio
Class ADV
12-31-10	10.07	0.27		0.80	1.07	0.22	—		—	0.22	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61
12-31-09	8.63	0.21	•	1.67	1.88	0.35	0.09		—	0.44	10.07	22.16	0.62	0.62	0.62	2.32	310,244	60
12-31-08	12.26	0.28	•	(3.51)	(3.23)	0.17	0.23		—	0.40	8.63	(27.05)	0.62	0.62	0.62	2.56	231,719	59
12-31-07	11.84	0.24	•	0.27	0.51	0.07	0.02		—	0.09	12.26	4.30	0.62	0.62	0.62	1.99	237,369	39
12-31-06	10.74	0.40	•	0.73	1.13	0.02	0.01		—	0.03	11.84	10.54	0.62	0.62	0.62	3.49	71,923	14
Class I
12-31-10	10.25	0.32		0.83	1.15	0.26	—		—	0.26	11.14	11.49	0.12	0.12	0.12	3.03	75,820	61
12-31-09	8.78	0.25		1.70	1.95	0.39	0.09		—	0.48	10.25	22.70	0.12	0.12	0.12	2.68	65,252	60
12-31-08	12.44	0.34	•	(3.57)	(3.23)	0.20	0.23		—	0.43	8.78	(26.71)	0.12	0.12	0.12	3.10	51,793	59
12-31-07	11.95	0.30	•	0.28	0.58	0.07	0.02		—	0.09	12.44	4.90	0.12	0.12	0.12	2.41	41,863	39
12-31-06	10.80	0.33	•	0.85	1.18	0.02	0.01		—	0.03	11.95	10.96	0.12	0.12	0.12	2.85	14,384	14
Class S
12-31-10	10.17	0.29		0.83	1.12	0.24	—		—	0.24	11.05	11.25	0.37	0.37	0.37	2.82	380,318	61
12-31-09	8.72	0.21		1.70	1.91	0.37	0.09		—	0.46	10.17	22.32	0.37	0.37	0.37	2.53	345,876	60
12-31-08	12.36	0.30	•	(3.53)	(3.23)	0.18	0.23		—	0.41	8.72	(26.86)	0.37	0.37	0.37	2.78	265,937	59
12-31-07	11.90	0.24	•	0.31	0.55	0.07	0.02		—	0.09	12.36	4.60	0.37	0.37	0.37	1.96	300,704	39
12-31-06	10.77	0.29	•	0.87	1.16	0.02	0.01		—	0.03	11.90	10.78	0.37	0.37	0.37	2.52	191,100	14
Class S2
12-31-10	10.02	0.36	•	0.72	1.08	0.26	—		—	0.26	10.84	11.05	0.62	0.52	0.52	3.54	15,289	61
05-28-09(5)- 12-31-09	8.97	0.21	•	1.32	1.53	0.39	0.09		—	0.48	10.02	17.53	0.62	0.52	0.52	3.70	3	60
See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution 2015 Portfolio (Continued)
Class T
12-31-10	10.17	0.24	•	0.83	1.07	0.20	—	—	0.20	11.04	10.65	0.87	0.82	0.82	2.30	2,529	61
12-31-09	8.70	0.18	•	1.69	1.87	0.31	0.09	—	0.40	10.17	21.79	0.87	0.82	0.82	1.95	2,517	60
12-31-08	12.28	0.27		(3.54)	(3.27)	0.08	0.23	—	0.31	8.70	(27.17)	0.87	0.82	0.82	2.27	2,615	59
12-31-07	11.81	0.17		0.32	0.49	—	0.02	—	0.02	12.28	4.15	0.87	0.82	0.82	1.38	4,220	39
12-31-06	10.74	0.04	•	1.06	1.10	0.02	0.01	—	0.03	11.81	10.26	0.87	0.82	0.82	0.38	4,661	14

ING Solution 2025 Portfolio
Class ADV
12-31-10	9.82	0.18		1.12	1.30	0.14	—	—	0.14	10.98	13.50	0.62	0.62	0.62	1.84	522,321	56
12-31-09	8.06	0.15	•	1.88	2.03	0.26	0.01	—	0.27	9.82	25.54	0.62	0.62	0.62	1.73	457,213	51
12-31-08	12.71	0.20	•	(4.41)	(4.21)	0.13	0.31	—	0.44	8.06	(34.05)	0.62	0.62	0.62	1.87	321,460	62
12-31-07	12.28	0.15	•	0.37	0.52	0.05	0.04	—	0.09	12.71	4.28	0.62	0.62	0.62	1.16	345,763	39
12-31-06	10.97	0.27	•	1.08	1.35	0.02	0.02	—	0.04	12.28	12.37	0.62	0.62	0.62	2.29	100,091	23
Class I
12-31-10	10.01	0.23		1.15	1.38	0.18	—	—	0.18	11.21	14.10	0.12	0.12	0.12	2.34	126,678	56
12-31-09	8.21	0.17		1.95	2.12	0.31	0.01	—	0.32	10.01	26.13	0.12	0.12	0.12	2.15	102,548	51
12-31-08	12.91	0.26	•	(4.49)	(4.23)	0.16	0.31	—	0.47	8.21	(33.72)	0.12	0.12	0.12	2.41	72,518	62
12-31-07	12.41	0.22	•	0.38	0.60	0.06	0.04	—	0.10	12.91	4.84	0.12	0.12	0.12	1.74	59,212	39
12-31-06	11.03	0.22	•	1.21	1.43	0.03	0.02	—	0.05	12.41	12.94	0.12	0.12	0.12	1.87	17,540	23
Class S
12-31-10	9.93	0.21		1.13	1.34	0.16	—	—	0.16	11.11	13.79	0.37	0.37	0.37	2.11	574,267	56
12-31-09	8.15	0.17	•	1.90	2.07	0.28	0.01	—	0.29	9.93	25.78	0.37	0.37	0.37	1.98	502,884	51
12-31-08	12.82	0.22	•	(4.44)	(4.22)	0.14	0.31	—	0.45	8.15	(33.87)	0.37	0.37	0.37	2.06	341,919	62
12-31-07	12.34	0.15	•	0.42	0.57	0.05	0.04	—	0.09	12.82	4.64	0.37	0.37	0.37	1.18	446,724	39
12-31-06	11.00	0.19	•	1.19	1.38	0.02	0.02	—	0.04	12.34	12.59	0.37	0.37	0.37	1.58	282,074	23
Class S2
12-31-10	9.80	0.26	•	1.04	1.30	0.18	—	—	0.18	10.92	13.59	0.62	0.52	0.52	2.59	20,678	56
05-28-09(5)- 12-31-09	8.44	0.16	•	1.52	1.68	0.31	0.01	—	0.32	9.80	20.20	0.62	0.52	0.52	2.84	3	51
Class T
12-31-10	9.89	0.16		1.14	1.30	0.13	—	—	0.13	11.06	13.28	0.87	0.82	0.82	1.65	6,215	56
12-31-09	8.10	0.13		1.89	2.02	0.22	0.01	—	0.23	9.89	25.14	0.87	0.82	0.82	1.48	5,399	51
12-31-08	12.72	0.16	•	(4.41)	(4.25)	0.06	0.31	—	0.37	8.10	(34.18)	0.87	0.82	0.82	1.45	4,423	62
12-31-07	12.25	0.07	•	0.44	0.51	—	0.04	—	0.04	12.72	4.17	0.87	0.82	0.82	0.53	7,917	39
12-31-06	10.97	0.02	•	1.31	1.33	0.03	0.02	—	0.05	12.25	12.09	0.87	0.82	0.82	0.19	9,588	23

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution 2035 Portfolio
Class ADV
12-31-10	9.90	0.14		1.26	1.40	0.11		—	—	0.11	11.19	14.29	0.62	0.62	0.62	1.39	453,363	56
12-31-09	7.94	0.12	•	2.08	2.20	0.23		0.01	—	0.24	9.90	28.00	0.62	0.62	0.62	1.35	389,542	46
12-31-08	13.19	0.15	•	(4.91)	(4.76)	0.14		0.35	—	0.49	7.94	(37.18)	0.62	0.62	0.62	1.38	252,226	62
12-31-07	12.65	0.12	•	0.51	0.63	0.05		0.04	—	0.09	13.19	5.03	0.62	0.62	0.62	0.88	279,171	32
12-31-06	11.13	0.31	•	1.23	1.54	0.01		0.01	—	0.02	12.65	13.91	0.62	0.62	0.62	2.60	73,683	15
Class I
12-31-10	10.09	0.20	•	1.27	1.47	0.15		—	—	0.15	11.41	14.77	0.12	0.12	0.12	1.90	115,744	56
12-31-09	8.08	0.16	•	2.13	2.29	0.27		0.01	—	0.28	10.09	28.68	0.12	0.12	0.12	1.82	85,142	46
12-31-08	13.38	0.21	•	(4.99)	(4.78)	0.17		0.35	—	0.52	8.08	(36.85)	0.12	0.12	0.12	1.96	50,607	62
12-31-07	12.76	0.19	•	0.53	0.72	0.06		0.04	—	0.10	13.38	5.66	0.12	0.12	0.12	1.43	44,254	32
12-31-06	11.19	0.22	•	1.37	1.59	0.01		0.01	—	0.02	12.76	14.29	0.12	0.12	0.12	1.84	16,647	15
Class S
12-31-10	10.01	0.16		1.28	1.44	0.13		—	—	0.13	11.32	14.56	0.37	0.37	0.37	1.65	477,985	56
12-31-09	8.02	0.14	•	2.11	2.25	0.25		0.01	—	0.26	10.01	28.35	0.37	0.37	0.37	1.59	406,568	46
12-31-08	13.29	0.17	•	(4.94)	(4.77)	0.15		0.35	—	0.50	8.02	(37.01)	0.37	0.37	0.37	1.59	269,288	62
12-31-07	12.71	0.12	•	0.55	0.67	0.05		0.04	—	0.09	13.29	5.30	0.37	0.37	0.37	0.93	347,197	32
12-31-06	11.16	0.22	•	1.35	1.57	0.01		0.01	—	0.02	12.71	14.13	0.37	0.37	0.37	1.85	222,502	15
Class S2
12-31-10	9.83	0.21	•	1.19	1.40	0.15		—	—	0.15	11.08	14.44	0.62	0.52	0.52	2.08	18,369	56
05-28-09(5)- 12-31-09	8.32	0.13	•	1.66	1.79	0.27		0.01	—	0.28	9.83	21.84	0.62	0.52	0.52	2.35	4	46
Class T
12-31-10	10.02	0.12		1.27	1.39	0.08		—	—	0.08	11.33	14.04	0.87	0.82	0.82	1.18	3,998	56
12-31-09	7.98	0.09	•	2.11	2.20	0.15		0.01	—	0.16	10.02	27.73	0.87	0.82	0.82	1.10	3,618	46
12-31-08	13.18	0.09	•	(4.89)	(4.80)	0.05		0.35	—	0.40	7.98	(37.30)	0.87	0.82	0.82	0.78	2,979	62
12-31-07	12.60	0.05		0.57	0.62	—		0.04	—	0.04	13.18	4.89	0.87	0.82	0.82	0.38	8,774	32
12-31-06	11.12	0.02	•	1.48	1.50	0.01		0.01	—	0.02	12.60	13.56	0.87	0.82	0.82	0.18	8,525	15

ING Solution 2045 Portfolio
Class ADV
12-31-10	9.90	0.11		1.35	1.46	0.07		—	—	0.07	11.29	14.92	0.62	0.62	0.62	1.04	262,653	40
12-31-09	7.87	0.09	•	2.20	2.29	0.19		0.07	—	0.26	9.90	29.50	0.62	0.62	0.62	1.07	229,164	36
12-31-08	13.66	0.12	•	(5.44)	(5.32)	0.11		0.36	—	0.47	7.87	(40.02)	0.62	0.62	0.62	1.14	136,526	57
12-31-07	13.01	0.05		0.66	0.71	0.03		0.03	—	0.06	13.66	5.51	0.62	0.62	0.62	0.33	148,649	39
12-31-06	11.35	0.15	•	1.53	1.68	0.00	*	0.02	—	0.02	13.01	14.82	0.62	0.62	0.62	1.22	36,741	20

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Solution 2045 Portfolio (Continued)
Class I
12-31-10	10.08	0.16	•	1.38	1.54	0.11		—	—	0.11	11.51	15.51	0.12	0.12	0.12	1.59	88,176	40
12-31-09	8.00	0.13	•	2.25	2.38	0.23		0.07	—	0.30	10.08	30.16	0.12	0.12	0.12	1.54	61,035	36
12-31-08	13.84	0.19	•	(5.53)	(5.34)	0.14		0.36	—	0.50	8.00	(39.70)	0.12	0.12	0.12	1.71	33,161	57
12-31-07	13.13	0.12		0.66	0.78	0.04		0.03	—	0.07	13.84	5.96	0.12	0.12	0.12	0.84	28,381	39
12-31-06	11.40	0.12	•	1.64	1.76	0.01		0.02	—	0.03	13.13	15.38	0.12	0.12	0.12	0.98	10,442	20
Class S
12-31-10	10.00	0.13		1.36	1.49	0.09		—	—	0.09	11.40	15.12	0.37	0.37	0.37	1.33	319,163	40
12-31-09	7.94	0.11	•	2.23	2.34	0.21		0.07	—	0.28	10.00	29.86	0.37	0.37	0.37	1.32	260,130	36
12-31-08	13.75	0.15	•	(5.48)	(5.33)	0.12		0.36	—	0.48	7.94	(39.86)	0.37	0.37	0.37	1.32	156,122	57
12-31-07	13.06	0.07		0.68	0.75	0.03		0.03	—	0.06	13.75	5.79	0.37	0.37	0.37	0.54	199,688	39
12-31-06	11.37	0.11	•	1.60	1.71	0.00	*	0.02	—	0.02	13.06	15.06	0.37	0.37	0.37	0.90	114,650	20
Class S2
12-31-10	9.89	0.18	•	1.28	1.46	0.11		—	—	0.11	11.24	15.00	0.62	0.52	0.52	1.74	14,341	40
05-28-09(5) - 12-31-09	8.33	0.11	•	1.75	1.86	0.23		0.07	—	0.30	9.89	22.72	0.62	0.52	0.52	1.93	4	36
Class T
12-31-10	9.95	0.09		1.36	1.45	0.05		—	—	0.05	11.35	14.68	0.87	0.82	0.82	0.83	2,329	40
12-31-09	7.88	0.07		2.21	2.28	0.14		0.07	—	0.21	9.95	29.26	0.87	0.82	0.82	0.80	2,142	36
12-31-08	13.62	0.10		(5.44)	(5.34)	0.04		0.36	—	0.40	7.88	(40.12)	0.87	0.82	0.82	0.73	1,712	57
12-31-07	12.97	0.01		0.67	0.68	—		0.03	—	0.03	13.62	5.27	0.87	0.82	0.82	0.06	3,306	39
12-31-06	11.34	(0.04	)•	1.69	1.65	0.00	*	0.02	—	0.02	12.97	14.57	0.87	0.82	0.82	(0.29)	3,247	20

ING Solution 2055 Portfolio
Class ADV
03-08-10(5) - 12-31-10	10.02	0.15	•	1.17	1.32	—		—	—	—	11.34	13.17	0.62	0.62	0.62	1.72	3,923	33
Class I
03-08-10(5) - 12-31-10	10.02	0.18	•	1.17	1.35	—		—	—	—	11.37	13.47	0.12	0.12	0.12	2.11	1,648	33
Class S
03-08-10(5) - 12-31-10	10.02	0.15	•	1.18	1.33	—		—	—	—	11.35	13.27	0.37	0.37	0.37	1.80	4,717	33
Class S2
03-08-10(5) - 12-31-10	10.02	0.15	•	1.17	1.32	—		—	—	—	11.34	13.17	0.62	0.52	0.52	1.73	275	33
Class T
03-08-10(5) - 12-31-10	10.02	0.09		1.20	1.29	—		—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

See Accompanying Notes to Financial Statements

37

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005).

See Accompanying Notes to Financial Statements

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-six active separate investment series. The ten Portfolios included in this report are: ING Solution Aggressive Growth Portfolio (“Solution Aggressive Growth”), ING Solution Conservative Portfolio (“Solution Conservative”), ING Solution Growth Portfolio (“Solution Growth”), ING Solution Income Portfolio (“Solution Income”), ING Solution Moderate Portfolio (“Solution Moderate”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”), ING Solution 2045 Portfolio (“Solution 2045”) and ING Solution 2055 Portfolio (“Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Solution Aggressive Growth, Solution Conservative, Solution Growth, Solution Income and Solution Moderate each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Solution 2015, 2025, 2035, 2045 and 2055 Portfolios reach their respective Target Date, they may be combined with the Solution Income Portfolio, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer at least four of the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio’s Summary Portfolio of Investments. For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

DSL pays the Consultant a consulting fee of 0.030% of the first $500 million, 0.025% of the next $500 million, 0.020% of the next $1 billion and 0.010% of amounts over $2 billion based on each Portfolio’s average daily net assets.

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES (continued)

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and IFS, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Aggressive Growth	$6,508,635	$573,915
Solution Conservative	3,570,072	522,552
Solution Growth	9,812,721	1,164,207
Solution Income	149,130,371	144,478,766
Solution Moderate	9,273,448	1,568,064
Solution 2015	486,577,663	460,868,231
Solution 2025	682,515,626	627,883,489
Solution 2035	589,131,529	523,388,493
Solution 2045	286,308,556	234,036,857
Solution 2055	11,247,012	1,552,259

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S2 and Class T of the Portfolios have adopted a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1

Plan, each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2011. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 3 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Solution Aggressive Growth	$485	$97	$2,115	$—	$2,697
Solution Conservative	245	49	969	—	1,263
Solution Growth	769	153	2,839	—	3,761
Solution Income	20,109	4,021	69,404	—	93,534
Solution Moderate	752	151	2,330	—	3,233
Solution 2015	68,760	13,751	229,386	—	311,897

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Solution 2025	$105,586	$21,116	$351,484	$—	$478,186
Solution 2035	89,786	17,956	299,210	—	406,952
Solution 2045	57,421	11,484	182,892	—	251,797
Solution 2055	816	163	2,509	—	3,488

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company —  Solution Aggressive Growth (99.93%); Solution Conservative (87.33%); Solution Growth (91.63%); Solution Income (72.90%); Solution Moderate (90.57%); Solution 2015 (79.01%); Solution 2025 (78%); Solution 2035 (80.06%); Solution 2045 (81.86%); and Solution 2055 (85.27%).

ING National Trust —  Solution Conservative (12.57%); Solution Growth (8.37%); Solution Income (22.53%); Solution Moderate (9.43%); Solution 2015 (17.68%); Solution 2025 (19.25%); Solution 2035 (18.10%); Solution 2045 (17.30%); and Solution 2055 (14.68%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Conservative	0.62%	0.12%	0.37%	0.52%	N/A
Solution Growth	0.62%	0.12%	0.37%	0.52%	N/A
Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Solution Moderate	0.62%	0.12%	0.37%	0.52%	N/A
Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2010, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Solution Aggressive Growth
Class ADV
04-30-10(1)-12-31-10	448,990	—	—	(19,484)	429,506	4,658,208	—	—	—	(205,363)	4,452,845
Class I
04-30-10(1)-12-31-10	301	—	—	—	301	3,010	—	—	—	—	3,010
Class S
04-30-10(1)-12-31-10	137,087	—	—	(5,334)	131,753	1,388,032	—	—	—	(56,057)	1,331,975
Class S2
04-30-10(1)-12-31-10	12,972	—	—	(300)	12,672	128,787	—	—	—	(3,072)	125,715
Solution Conservative
Class ADV
04-30-10(1)-12-31-10	192,046	—	—	(10,154)	181,892	1,990,136	—	—	—	(105,598)	1,884,538
Class S
04-30-10(1)-12-31-10	127,851	—	—	(23,576)	104,275	1,313,367	—	—	—	(246,410)	1,066,957
Class I
04-30-10(1)-12-31-10	301	—	—	—	301	3,010	—	—	—	—	3,010
Class S2
04-30-10(1)-12-31-10	7,702	—	—	(1,582)	6,120	80,119	—	—	—	(16,376)	63,743
Solution Growth
Class ADV
12-31-10	535,887	—	—	(8,069)	527,818	4,732,134	—	—	—	(72,017)	4,660,117
12-31-09	—	—	—	(1)	(1)	—	—	—	—	(7)	(7)
Class S
12-31-10	445,258	—	1,299	(23,095)	423,462	3,854,100	—	10,571	—	(203,134)	3,661,537
12-31-09	80,108	—	478	(17,084)	63,502	587,687	—	3,620	—	(121,562)	469,745
Class I
12-31-10	—	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(1)	(1)	—	—	—	—	(8)	(8)
Class S2
04-30-10(1)-12-31-10	32,036	—	—	(349)	31,687	275,544	—	—	—	(3,050)	272,494

(1)	Commencement of operations.

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Solution Income
Class ADV
12-31-10	2,157,211	—	326,875	(2,809,720)	(325,634)	22,580,623	—	3,340,664	—	(29,675,732)	(3,754,445)
12-31-09	2,626,077	—	556,952	(1,875,696)	1,307,333	25,269,300	—	5,352,307	—	(17,699,496)	12,922,111
Class S
12-31-10	1,669,294	—	298,493	(2,099,800)	(132,013)	17,651,340	—	3,083,437	—	(22,248,192)	(1,513,415)
12-31-09	2,251,681	—	496,338	(2,271,870)	476,149	21,831,739	—	4,814,477	—	(21,732,539)	4,913,677
Class I
12-31-10	948,026	—	74,784	(603,409)	419,401	10,108,136	—	778,507	—	(6,444,161)	4,442,482
12-31-09	854,323	—	98,159	(1,741,984)	(789,502)	8,323,196	—	959,016	—	(16,924,055)	(7,641,843)
Class T
12-31-10	3,699	—	1,354	(14,344)	(9,291)	39,384	—	14,106	—	(154,873)	(101,383)
12-31-09	27,237	—	2,425	(47,888)	(18,226)	254,019	—	23,715	—	(455,817)	(178,083)
Class S2
12-31-10	832,047	—	18,417	(335,108)	515,356	8,809,770	—	186,747	—	(3,482,971)	5,513,546
05-28-09(1)-12-31-09	313	—	—	—	313	3,000	—	—	—	—	3,000
Solution Moderate
Class ADV
12-31-10	294,439	—	255	(20,068)	274,626	2,811,307	—	2,283	—	(183,017)	2,630,573
12-31-09	—	—	—	(1)	(1)	—	—	—	—	(8)	(8)
Class S
12-31-10	544,371	—	4,456	(19,806)	529,021	5,134,975	—	40,326	—	(186,286)	4,989,015
12-31-09	134,973	—	1,313	(49,912)	86,374	1,093,295	—	11,070	—	(382,752)	721,613
Class I
12-31-10	—	—	—	—	—	—	—	—	—	—	—
12-31-09	—	—	—	(1)	(1)	—	—	—	—	(8)	(8)
Class S2
04-30-10(1)-12-31-10	3,758	—	—	(526)	3,232	36,088	—	—	—	(5,106)	30,982
Solution 2015
Class ADV
12-31-10	5,738,694	—	656,727	(6,455,159)	(59,738)	59,287,791	—	6,560,701	—	(67,377,039)	(1,528,547)
12-31-09	5,807,067	—	1,334,335	(3,158,916)	3,982,486	52,687,614	—	12,369,281	—	(28,146,311)	36,910,584
Class S
12-31-10	4,576,846	—	811,619	(4,959,273)	429,192	47,828,398	—	8,189,236	—	(51,709,693)	4,307,941
12-31-09	6,024,180	—	1,539,238	(4,063,361)	3,500,057	54,335,084	—	14,407,271	—	(35,840,832)	32,901,523
Class I
12-31-10	2,642,468	—	163,115	(2,363,588)	441,995	27,713,388	—	1,657,246	—	(24,990,082)	4,380,552
12-31-09	2,055,567	—	290,588	(1,877,498)	468,657	18,906,061	—	2,737,338	—	(16,922,310)	4,721,089
Class T
12-31-10	41,941	—	4,784	(65,254)	(18,529)	435,589	—	48,315	—	(694,660)	(210,756)
12-31-09	35,316	—	9,881	(98,358)	(53,161)	315,947	—	92,589	—	(865,760)	(457,224)

(1)	Commencement of operations.

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Solution 2015 (Continued)
Class S2
12-31-10	1,724,852	—	35,047	(349,427)	1,410,472	18,130,133	—	346,966	—	(3,555,076)	14,922,023
05-28-09(1)-12-31-09	334	—	—	—	334	3,000	—	—	—	—	3,000
Solution 2025
Class ADV
12-31-10	8,023,508	—	708,591	(7,717,341)	1,014,758	80,554,293	—	6,781,215	—	(78,391,571)	8,943,937
12-31-09	9,955,515	—	1,337,081	(4,591,620)	6,700,976	84,630,776	—	11,953,507	—	(38,468,408)	58,115,875
Class S
12-31-10	6,396,101	—	877,631	(6,222,436)	1,051,296	65,201,618	—	8,486,689	—	(63,540,590)	10,147,717
12-31-09	10,557,972	—	1,542,560	(3,407,186)	8,693,346	88,731,616	—	13,929,319	—	(29,701,666)	72,959,269
Class I
12-31-10	3,413,151	—	204,271	(2,556,890)	1,060,532	34,946,969	—	1,991,643	—	(26,411,316)	10,527,296
12-31-09	3,439,452	—	312,577	(2,338,764)	1,413,265	29,493,079	—	2,844,447	—	(19,605,223)	12,732,303
Class T
12-31-10	85,837	—	7,138	(76,892)	16,083	876,268	—	68,878	—	(776,364)	168,782
12-31-09	95,420	—	13,097	(108,942)	(425)	808,172	—	118,136	—	(925,832)	476
Class S2
12-31-10	2,131,339	—	35,248	(272,978)	1,893,609	22,010,952	—	335,207	—	(2,684,054)	19,662,105
05-28-09(1)-12-31-09	355	—	—	—	355	3,000	—	—	—	—	3,000
Solution 2035
Class ADV
12-31-10	6,691,048	—	444,092	(5,960,040)	1,175,100	67,599,113	—	4,272,162	—	(61,170,800)	10,700,475
12-31-09	8,913,961	—	971,350	(2,316,980)	7,568,331	74,566,986	—	8,693,584	—	(19,921,848)	63,338,722
Class S
12-31-10	5,843,315	—	540,632	(4,774,208)	1,609,739	59,889,155	—	5,254,947	—	(48,977,856)	16,166,246
12-31-09	8,281,922	—	1,073,079	(2,319,723)	7,035,278	69,562,797	—	9,700,631	—	(19,710,559)	59,552,869
Class I
12-31-10	3,263,052	—	135,397	(1,698,124)	1,700,325	33,817,013	—	1,325,539	—	(17,192,641)	17,949,911
12-31-09	3,365,905	—	229,135	(1,418,696)	2,176,344	28,560,407	—	2,085,132	—	(12,237,029)	18,408,510
Class T
12-31-10	42,525	—	3,067	(53,780)	(8,188)	435,071	—	29,900	—	(554,927)	(89,956)
12-31-09	89,244	—	6,078	(107,731)	(12,409)	742,529	—	55,127	—	(927,139)	(129,483)
Class S2
12-31-10	1,941,298	—	25,067	(309,563)	1,656,802	20,122,579	—	238,633	—	(3,078,867)	17,282,345
05-28-09(1)-12-31-09	361	—	—	—	361	3,000	—	—	—	—	3,000
Solution 2045
Class ADV
12-31-10	3,732,520	—	176,703	(3,787,757)	121,466	37,827,956	—	1,692,814	—	(39,033,768)	487,002
12-31-09	6,604,312	—	625,520	(1,423,173)	5,806,659	54,201,899	—	5,579,634	—	(12,379,627)	47,401,906
Class S
12-31-10	4,500,943	—	271,856	(2,804,431)	1,968,368	45,943,903	—	2,628,850	—	(28,978,763)	19,593,990
12-31-09	6,708,834	—	740,327	(1,084,016)	6,365,145	55,694,948	—	6,662,947	—	(9,642,626)	52,715,269

(1)	Commencement of operations.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 8 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Solution 2045 (Continued)
Class I
12-31-10	2,596,391	—	78,728	(1,066,766)	1,608,353	26,969,936	—	767,598	—	(11,003,559)	16,733,975
12-31-09	2,706,874	—	174,119	(969,338)	1,911,655	22,833,926	—	1,579,255	—	(8,271,533)	16,141,648
Class T
12-31-10	36,668	—	1,117	(47,900)	(10,115)	374,597	—	10,767	—	(488,046)	(102,682)
12-31-09	57,359	—	5,033	(64,173)	(1,781)	473,138	—	45,146	—	(537,808)	(19,524)
Class S2
12-31-10	1,381,646	—	14,703	(120,397)	1,275,952	14,405,313	—	140,124	—	(1,224,446)	13,320,991
05-28-09(1)-12-31-09	360	—	—	—	360	3,000	—	—	—	—	3,000
Solution 2055
Class ADV
03-08-10(1)-12-31-10	450,025	—	—	(104,061)	345,964	4,616,348	—	—	—	(1,093,489)	3,522,859
Class S
03-08-10(1)-12-31-10	439,872	—	—	(24,465)	415,407	4,575,358	—	—	—	(249,120)	4,326,238
Class I
03-08-10(1)-12-31-10	193,170	—	—	(48,287)	144,883	2,014,629	—	—	—	(478,069)	1,536,560
Class T
03-08-10(1)-12-31-10	730	—	—	(213)	517	7,475	—	—	—	(2,055)	5,420
Class S2
03-08-10(1)-12-31-10	25,172	—	—	(941)	24,231	246,739	—	—	—	(9,782)	236,957

(1)	Commencement of operations.

NOTE 9 — LINE OF CREDIT

Effective June 1, 2010, the Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2010.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Solution Aggressive Growth	$(8)	$2,031	$(2,023)
Solution Conservative	(8)	1,423	(1,415)
Solution Growth	—	6,048	(6,048)
Solution Income	—	1,599,329	(1,599,329)
Solution Moderate	—	12,863	(12,863)
Solution 2015	—	3,691,388	(3,691,388)
Solution 2025	—	2,392,569	(2,392,569)
Solution 2035	—	994,733	(994,733)
Solution 2045	—	238,817	(238,817)
Solution 2055	(917)	4,404	(3,487)

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Solution Growth	$10,621	$—	$3,162	$458
Solution Income	7,403,461	—	10,392,860	756,847
Solution Moderate	34,691	8,015	10,822	248
Solution 2015	16,802,464	—	23,919,337	5,687,304
Solution 2025	17,663,632	—	28,116,418	729,104
Solution 2035	11,121,181	—	19,868,436	666,138
Solution 2045	5,240,153	—	10,154,865	3,712,226

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Solution Aggressive Growth	$64,803	$47	$278,827	$—	$—	—
Solution Conservative	50,358	7	7,174	—	—	—
Solution Growth	94,037	65,743	399,061	—	—	—
Solution Income	9,062,920	—	6,558,445	—	(21,076,362)	2017
Solution Moderate	138,924	130,080	333,104	—	—	—
Solution 2015	24,308,661	—	54,194,636	—	(100,617,905)	2017
					(4,233,809)	2018

					$(104,851,714)

Solution 2025	25,174,969	—	120,391,929	—	(145,502,158)	2017
					(26,382,916)	2018

					$(171,885,074)

Solution 2035	15,789,353	—	102,269,374	—	(96,281,112)	2017
					(26,378,095)	2018

					$(122,659,207)

Solution 2045	7,691,967	—	77,662,076	(1,661,130)	(44,479,569)	2017
					(27,718,100)	2018

					$(72,197,669)

Solution 2055	115,204	837	825,169	—	—	—

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to as Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

48

ING SOLUTION AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
48,212	@	ING Artio Foreign Portfolio - Class I	$563,112	9.0
6,401	@	ING Baron Small Cap Growth Portfolio - Class I	123,985	2.0
32,037		ING Clarion Global Real Estate Portfolio - Class I	312,362	5.0
11,864		ING Columbia Small Cap Value Portfolio - Class I	123,863	2.0
10,401		ING Davis New York Venture Portfolio - Class I	187,110	3.0
33,293		ING Equity Dividend Fund - Class I	342,250	5.5
16,037		ING Global Bond Fund - Class I	188,439	3.0
24,541		ING Goldman Sachs Commodity Strategy Portfolio - Class I	189,453	3.0
20,080		ING Growth and Income Portfolio - Class I	440,562	7.0
19,224		ING JPMorgan Emerging Markets Equity Portfolio - Class I	440,624	7.0
18,754		ING Large Cap Growth Portfolio - Class I	248,869	4.0
18,026		ING Marsico Growth Portfolio - Class I	311,670	5.0
26,661		ING Marsico International Opportunities Portfolio - Class I	311,928	5.0
21,330		ING MidCap Opportunities Portfolio - Class I	249,351	4.0
43,067		ING PIMCO High Yield Portfolio - Class I	440,146	7.0
22,884		ING Pioneer Mid Cap Value Portfolio - Class I	251,265	4.0
10,125		ING Small Company Portfolio - Class I	185,694	2.9
45,758		ING T. Rowe Price Equity Income Portfolio - Class I	538,568	8.6
5,706		ING T. Rowe Price Growth Equity Portfolio - Class I	310,937	5.0
33,939		ING Templeton Foreign Equity Portfolio - Class I	375,021	6.0
3,899		ING Thornburg Value Portfolio - Class I	124,691	2.0
		Total Investments in Affiliated Investment Companies (Cost $5,980,934)*	$6,259,900	100.0
		Other Assets and Liabilities - Net	(2,686)	—

		Net Assets	$6,257,214	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $5,981,073.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$287,013
Gross Unrealized Depreciation	(8,186)

Net Unrealized Appreciation	$278,827

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$6,259,900	$—	$—	$6,259,900

Total Investments, at value	$6,259,900	$—	$—	$6,259,900

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

49

ING SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
5,224	@	ING Artio Foreign Portfolio - Class I	$61,011	2.0
14,713		ING BlackRock Inflation Protected Bond Portfolio - Class I	153,013	5.0
4,153		ING Clarion Real Estate Portfolio - Class I	91,250	2.9
5,493		ING Davis New York Venture Portfolio - Class I	98,821	3.2
14,995		ING Floating Rate Fund - Class I	152,946	5.0
13,036		ING Global Bond Fund - Class I	153,169	5.0
11,963		ING Goldman Sachs Commodity Strategy Portfolio - Class I	92,353	3.0
10,845		ING Growth and Income Portfolio - Class I	237,931	7.7
27,003		ING Intermediate Bond Portfolio - Class I	325,928	10.6
41,319		ING Limited Maturity Bond Portfolio - Class I	426,406	13.8
5,201		ING Marsico International Opportunities Portfolio - Class I	60,854	2.0
27,012		ING PIMCO High Yield Portfolio - Class I	276,067	9.0
55,051		ING PIMCO Total Return Bond Portfolio - Class I	672,171	21.8
7,880		ING T. Rowe Price Equity Income Portfolio - Class I	92,747	3.0
1,113		ING T. Rowe Price Growth Equity Portfolio - Class I	60,638	2.0
5,512		ING Templeton Foreign Equity Portfolio - Class I	60,908	2.0
1,901		ING Thornburg Value Portfolio - Class I	60,790	2.0
		Total Investments in Affiliated Investment Companies (Cost $3,063,209)*	$3,077,003	100.0

		Other Assets and Liabilities - Net	(1,224)	—

		Net Assets	$3,075,779	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $3,069,829.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,245
Gross Unrealized Depreciation	(39,071)

Net Unrealized Appreciation	$7,174

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$3,077,003	$—	$—	$3,077,003

Total Investments, at value	$3,077,003	$—	$—	$3,077,003

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

50

ING SOLUTION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILI1ATED INVESTMENT COMPANIES: 100.0%
50,507	@	ING Artio Foreign Portfolio - Class I	$589,926	6.0
15,103		ING Clarion Global Real Estate Portfolio - Class I	147,255	1.5
6,692		ING Clarion Real Estate Portfolio - Class I	147,033	1.5
20,430		ING Davis New York Venture Portfolio - Class I	367,540	3.7
28,988		ING Floating Rate Fund - Class I	295,680	3.0
42,007		ING Global Bond Fund - Class I	493,585	5.0
38,562		ING Goldman Sachs Commodity Strategy Portfolio - Class I	297,697	3.0
40,574		ING Growth and Income Portfolio - Class I	890,196	9.0
21,347		ING Intermediate Bond Portfolio - Class I	257,661	2.6
8,632		ING JPMorgan Emerging Markets Equity Portfolio - Class I	197,854	2.0
29,471		ING Large Cap Growth Portfolio - Class I	391,078	4.0
28,536		ING Limited Maturity Bond Portfolio - Class I	294,490	3.0
22,662		ING Marsico Growth Portfolio - Class I	391,820	4.0
25,131		ING Marsico International Opportunities Portfolio - Class I	294,033	3.0
16,760		ING MidCap Opportunities Portfolio - Class I	195,927	2.0
58,016		ING PIMCO High Yield Portfolio - Class I	592,923	6.0
64,518		ING PIMCO Total Return Bond Portfolio - Class I	787,770	8.0
17,981		ING Pioneer Mid Cap Value Portfolio - Class I	197,437	2.0
21,215		ING Small Company Portfolio - Class I	389,078	3.9
28,518		ING T Rowe Price Capital Appreciation Portfolio - Class I	645,930	6.5
67,682		ING T. Rowe Price Equity Income Portfolio - Class I	796,620	8.1
7,174		ING T. Rowe Price Growth Equity Portfolio - Class I	390,891	4.0
53,331		ING Templeton Foreign Equity Portfolio - Class I	589,310	6.0
6,893		ING Thornburg Value Portfolio - Class I	220,433	2.2
		Total Investments in Affiliated Investment Companies (Cost $9,456,421)*	$9,862,167	100.0

		Other Assets and Liabilities - Net	(3,689)	—

		Net Assets	$9,858,478	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $9,463,106.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$439,636
Gross Unrealized Depreciation	(40,575)

Net Unrealized Appreciation	$399,061

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$9,862,167	$—	$—	$9,862,167

Total Investments, at value	$9,862,167	$—	$—	$9,862,167

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

51

ING SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
399,390	@	ING Artio Foreign Portfolio - Class I	$4,664,874	2.0
1,124,961		ING BlackRock Inflation Protected Bond Portfolio - Class I	11,699,591	5.0
317,577		ING Clarion Real Estate Portfolio - Class I	6,977,168	2.9
452,319		ING Davis New York Venture Portfolio - Class I	8,137,223	3.4
1,146,688		ING Floating Rate Fund - Class I	11,696,213	5.0
996,684		ING Global Bond Fund - Class I	11,711,042	5.0
914,668		ING Goldman Sachs Commodity Strategy Portfolio - Class I	7,061,236	3.0
909,514		ING Growth and Income Portfolio - Class I	19,954,741	8.5
2,029,270		ING Intermediate Bond Portfolio - Class I	24,493,294	10.4
2,933,502		ING Limited Maturity Bond Portfolio - Class I	30,273,739	12.9
397,668		ING Marsico International Opportunities Portfolio - Class I	4,652,710	2.0
2,066,172		ING PIMCO High Yield Portfolio - Class I	21,116,280	9.0
4,209,241		ING PIMCO Total Return Bond Portfolio - Class I	51,394,830	21.9
602,669		ING T. Rowe Price Equity Income Portfolio - Class I	7,093,412	3.0
85,080		ING T. Rowe Price Growth Equity Portfolio - Class I	4,635,994	2.0
421,442		ING Templeton Foreign Equity Portfolio - Class I	4,656,934	2.0
145,324		ING Thornburg Value Portfolio - Class I	4,647,464	2.0
		Total Investments in Affiliated Investment Companies (Cost $218,754,904)*	$234,866,745	100.0

		Other Assets and Liabilities - Net	(90,438)	—

		Net Assets	$234,776,307	100.0

@	Non-income producing security
*	Cost for federal income tax purposes is $228,308,300.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$16,774,970
Gross Unrealized Depreciation	(10,216,525)

Net Unrealized Appreciation	$6,558,445

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$234,866,745	$—	$—	$234,866,745

Total Investments, at value	$234,866,745	$—	$—	$234,866,745

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

52

ING SOLUTION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
41,064	@	ING Artio Foreign Portfolio - Class I	$479,629	5.0
27,758		ING BlackRock Inflation Protected Bond Portfolio - Class I	288,679	3.0
13,060		ING Clarion Real Estate Portfolio - Class I	286,924	3.0
17,275		ING Davis New York Venture Portfolio - Class I	310,775	3.2
47,141		ING Floating Rate Fund - Class I	480,836	5.0
40,987		ING Global Bond Fund - Class I	481,598	5.0
37,619		ING Goldman Sachs Commodity Strategy Portfolio - Class I	290,418	3.0
34,094		ING Growth and Income Portfolio - Class I	748,027	7.7
50,018		ING Intermediate Bond Portfolio - Class I	603,720	6.3
17,970		ING Large Cap Growth Portfolio - Class I	238,466	2.5
83,524		ING Limited Maturity Bond Portfolio - Class I	861,967	8.9
13,819		ING Marsico Growth Portfolio - Class I	238,927	2.5
16,348		ING Marsico International Opportunities Portfolio - Class I	191,271	2.0
8,177		ING MidCap Opportunities Portfolio - Class I	95,585	1.0
56,611		ING PIMCO High Yield Portfolio - Class I	578,564	6.0
110,159		ING PIMCO Total Return Bond Portfolio - Class I	1,345,047	13.9
8,773		ING Pioneer Mid Cap Value Portfolio - Class I	96,328	1.0
10,349		ING Small Company Portfolio - Class I	189,802	2.0
21,407		ING T Rowe Price Capital Appreciation Portfolio - Class I	484,875	5.0
41,281		ING T. Rowe Price Equity Income Portfolio - Class I	485,880	5.0
5,249		ING T. Rowe Price Growth Equity Portfolio - Class I	286,021	3.0
34,682		ING Templeton Foreign Equity Portfolio - Class I	383,237	4.0
5,978		ING Thornburg Value Portfolio - Class I	191,163	2.0
		Total Investments in Affiliated Investment Companies (Cost $9,293,868)*	$9,637,739	100.0
		Other Assets and Liabilities - Net	(3,128)	—

		Net Assets	$9,634,611	100.0

@	Non-income producing security
*	Cost for federal income tax purposes is $9,304,635.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$392,081
Gross Unrealized Depreciation	(58,977)

Net Unrealized Appreciation	$333,104

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$9,637,739	$—	$—	$9,637,739

Total Investments, at value	$9,637,739	$—	$—	$9,637,739

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

53

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
2,758,560	@	ING Artio Foreign Portfolio - Class I	$32,219,980	4.0
3,884,796		ING BlackRock Inflation Protected Bond Portfolio - Class I	40,401,879	5.0
1,237,289		ING Clarion Global Real Estate Portfolio - Class I	12,063,569	1.5
548,328		ING Clarion Real Estate Portfolio - Class I	12,046,765	1.5
1,562,086		ING Davis New York Venture Portfolio - Class I	28,101,935	3.5
3,959,441		ING Floating Rate Fund - Class I	40,386,300	5.0
3,441,726		ING Global Bond Fund - Class I	40,440,275	5.0
3,159,079		ING Goldman Sachs Commodity Strategy Portfolio - Class I	24,388,088	3.0
3,140,497		ING Growth and Income Portfolio - Class I	68,902,505	8.5
4,900,823		ING Intermediate Bond Portfolio - Class I	59,152,928	7.3
1,207,074		ING Large Cap Growth Portfolio - Class I	16,017,878	2.0
2,727,450		ING Limited Maturity Bond Portfolio - Class I	28,147,279	3.5
928,261		ING Marsico Growth Portfolio - Class I	16,049,638	2.0
686,664		ING Marsico International Opportunities Portfolio - Class I	8,033,971	1.0
858,234		ING MidCap Opportunities Portfolio - Class I	10,032,750	1.2
7,133,929		ING PIMCO High Yield Portfolio - Class I	72,908,750	9.0
10,571,789		ING PIMCO Total Return Bond Portfolio - Class I	129,081,549	15.9
920,985		ING Pioneer Mid Cap Value Portfolio - Class I	10,112,410	1.2
868,909		ING Small Company Portfolio - Class I	15,935,788	1.9
1,798,120		ING T Rowe Price Capital Appreciation Portfolio - Class I	40,727,424	5.0
4,161,131		ING T. Rowe Price Equity Income Portfolio - Class I	48,976,517	6.0
367,278		ING T. Rowe Price Growth Equity Portfolio - Class I	20,012,997	2.5
1,819,330		ING Templeton Foreign Equity Portfolio - Class I	20,103,601	2.5
501,904		ING Thornburg Value Portfolio - Class I	16,050,906	2.0
		Total Investments in Affiliated Investment Companies (Cost $717,312,915)*	$810,295,682	100.0
		Other Assets and Liabilities - Net	(301,371)	—

		Net Assets	$809,994,311	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $756,101,046.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$93,208,674
Gross Unrealized Depreciation	(39,014,038)

Net Unrealized Appreciation	$54,194,636

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$810,295,682	$—	$—	$810,295,682

Total Investments, at value	$810,295,682	$—	$—	$810,295,682

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

54

ING SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
8,019,044	@	ING Artio Foreign Portfolio - Class I	$93,662,437	7.5
4,475,981		ING Clarion Global Real Estate Portfolio - Class I	43,640,818	3.5
283,341		ING Clarion Real Estate Portfolio - Class I	6,224,999	0.5
2,421,843		ING Davis New York Venture Portfolio - Class I	43,568,960	3.5
3,020,310		ING Equity Dividend Fund - Class I	31,048,786	2.5
4,909,898		ING Floating Rate Fund - Class I	50,080,963	4.0
5,335,302		ING Global Bond Fund - Class I	62,689,798	5.0
4,898,422		ING Goldman Sachs Commodity Strategy Portfolio - Class I	37,815,818	3.0
4,867,262		ING Growth and Income Portfolio - Class I	106,787,725	8.5
1,644,679		ING JPMorgan Emerging Markets Equity Portfolio - Class I	37,696,040	3.0
3,742,958		ING Large Cap Growth Portfolio - Class I	49,669,054	4.0
3,237,997		ING Marsico Growth Portfolio - Class I	55,984,969	4.5
3,191,921		ING Marsico International Opportunities Portfolio - Class I	37,345,471	3.0
3,193,042		ING MidCap Opportunities Portfolio - Class I	37,326,656	3.0
9,828,721		ING PIMCO High Yield Portfolio - Class I	100,449,532	8.0
4,097,469		ING PIMCO Total Return Bond Portfolio - Class I	50,030,101	4.0
3,426,033		ING Pioneer Mid Cap Value Portfolio - Class I	37,617,842	3.0
4,041,319		ING Small Company Portfolio - Class I	74,117,785	5.9
2,786,458		ING T Rowe Price Capital Appreciation Portfolio - Class I	63,113,274	5.0
8,060,056		ING T. Rowe Price Equity Income Portfolio - Class I	94,866,857	7.6
1,024,974		ING T. Rowe Price Growth Equity Portfolio - Class I	55,850,831	4.5
5,081,412		ING Templeton Foreign Equity Portfolio - Class I	56,149,603	4.5
778,166		ING Thornburg Value Portfolio - Class I	24,885,745	2.0
		Total Investments in Affiliated Investment Companies (Cost $1,070,463,009)*	$1,250,624,064	100.0
		Other Assets and Liabilities - Net	(465,287)	—

		Net Assets	$1,250,158,777	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $1,130,232,135.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$181,604,641
Gross Unrealized Depreciation	(61,212,712)

Net Unrealized Appreciation	$120,391,929

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$1,250,624,064	$—	$—	$1,250,624,064

Total Investments, at value	$1,250,624,064	$—	$—	$1,250,624,064

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

55

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
6,863,940	@	ING Artio Foreign Portfolio - Class I	$80,170,820	7.5
1,093,490	@	ING Baron Small Cap Growth Portfolio - Class I	21,180,908	2.0
3,831,276		ING Clarion Global Real Estate Portfolio - Class I	37,354,937	3.5
727,576		ING Clarion Real Estate Portfolio - Class I	15,984,840	1.5
2,026,808		ING Columbia Small Cap Value Portfolio - Class I	21,159,879	2.0
1,776,887		ING Davis New York Venture Portfolio - Class I	31,966,206	3.0
3,619,461		ING Equity Dividend Fund - Class I	37,208,055	3.5
3,151,810		ING Floating Rate Fund - Class I	32,148,465	3.0
2,283,158		ING Global Bond Fund - Class I	26,827,105	2.5
4,192,727		ING Goldman Sachs Commodity Strategy Portfolio - Class I	32,367,854	3.0
3,430,674		ING Growth and Income Portfolio - Class I	75,268,987	7.0
2,346,116		ING JPMorgan Emerging Markets Equity Portfolio - Class I	53,772,984	5.0
4,004,900		ING Large Cap Growth Portfolio - Class I	53,145,023	5.0
3,079,576		ING Marsico Growth Portfolio - Class I	53,245,871	5.0
3,643,452		ING Marsico International Opportunities Portfolio - Class I	42,628,385	4.0
3,188,606		ING MidCap Opportunities Portfolio - Class I	37,274,809	3.5
6,309,149		ING PIMCO High Yield Portfolio - Class I	64,479,506	6.0
876,799		ING PIMCO Total Return Bond Portfolio - Class I	10,705,721	1.0
3,421,031		ING Pioneer Mid Cap Value Portfolio - Class I	37,562,918	3.5
1,729,692		ING Small Company Portfolio - Class I	31,722,544	2.9
953,892		ING T Rowe Price Capital Appreciation Portfolio - Class I	21,605,643	2.0
9,197,126		ING T. Rowe Price Equity Income Portfolio - Class I	108,250,175	10.1
974,851		ING T. Rowe Price Growth Equity Portfolio - Class I	53,119,607	5.0
6,281,057		ING Templeton Foreign Equity Portfolio - Class I	69,405,675	6.5
666,099		ING Thornburg Value Portfolio - Class I	21,301,849	2.0
		Total Investments in Affiliated Investment Companies (Cost $914,828,541)*	$1,069,858,766	100.0
		Other Assets and Liabilities - Net	(398,752)	—

		Net Assets	$1,069,460,014	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $967,589,392.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$155,104,974
Gross Unrealized Depreciation	(52,835,600)

Net Unrealized Appreciation	$102,269,374

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$1,069,858,766	$—	$—	$1,069,858,766

Total Investments, at value	$1,069,858,766	$—	$—	$1,069,858,766

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

56

ING SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
5,290,564	@	ING Artio Foreign Portfolio - Class I	$61,793,789	9.0
702,370	@	ING Baron Small Cap Growth Portfolio - Class I	13,604,911	2.0
3,515,559		ING Clarion Global Real Estate Portfolio - Class I	34,276,697	5.0
1,301,865		ING Columbia Small Cap Value Portfolio - Class I	13,591,475	2.0
951,109		ING Davis New York Venture Portfolio - Class I	17,110,444	2.5
2,324,856		ING Equity Dividend Fund - Class I	23,899,515	3.5
2,053,145		ING Global Bond Fund - Class I	24,124,456	3.5
2,693,055		ING Goldman Sachs Commodity Strategy Portfolio - Class I	20,790,384	3.0
1,888,620		ING Growth and Income Portfolio - Class I	41,436,332	6.0
2,109,629		ING JPMorgan Emerging Markets Equity Portfolio - Class I	48,352,702	7.0
2,572,441		ING Large Cap Growth Portfolio - Class I	34,136,292	5.0
1,978,058		ING Marsico Growth Portfolio - Class I	34,200,624	5.0
2,925,572		ING Marsico International Opportunities Portfolio - Class I	34,229,189	5.0
2,633,210		ING MidCap Opportunities Portfolio - Class I	30,782,226	4.5
2,825,008		ING Pioneer Mid Cap Value Portfolio - Class I	31,018,591	4.5
1,851,710		ING Small Company Portfolio - Class I	33,960,360	4.9
1,072,077		ING T Rowe Price Capital Appreciation Portfolio - Class I	24,282,551	3.5
5,906,608		ING T. Rowe Price Equity Income Portfolio - Class I	69,520,782	10.1
688,787		ING T. Rowe Price Growth Equity Portfolio - Class I	37,531,988	5.5
4,344,598		ING Templeton Foreign Equity Portfolio - Class I	48,007,811	7.0
320,888		ING Thornburg Value Portfolio - Class I	10,262,012	1.5
		Total Investments in Affiliated Investment Companies (Cost $573,514,538)*	$686,913,131	100.0
		Other Assets and Liabilities - Net	(251,797)	—

		Net Assets	$686,661,334	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $609,251,055.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$77,662,076
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$77,662,076

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$686,913,131	$—	$—	$686,913,131

Total Investments, at value	$686,913,131	$—	$—	$686,913,131

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

57

ING SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

		AFFILIATED INVESTMENT COMPANIES: 100.0%
81,425	@	ING Artio Foreign Portfolio - Class I	$951,039	9.0
10,810	@	ING Baron Small Cap Growth Portfolio - Class I	209,399	2.0
54,107		ING Clarion Global Real Estate Portfolio - Class I	527,543	5.0
20,038		ING Columbia Small Cap Value Portfolio - Class I	209,196	2.0
14,638		ING Davis New York Venture Portfolio - Class I	263,346	2.5
35,782		ING Equity Dividend Fund - Class I	367,841	3.5
31,600		ING Global Bond Fund - Class I	371,301	3.5
41,447		ING Goldman Sachs Commodity Strategy Portfolio - Class I	319,969	3.0
29,064		ING Growth and Income Portfolio - Class I	637,667	6.0
32,467		ING JPMorgan Emerging Markets Equity Portfolio - Class I	744,142	7.0
39,593		ING Large Cap Growth Portfolio - Class I	525,405	5.0
30,444		ING Marsico Growth Portfolio - Class I	526,380	5.0
45,027		ING Marsico International Opportunities Portfolio - Class I	526,819	5.0
40,526		ING MidCap Opportunities Portfolio - Class I	473,751	4.5
43,475		ING Pioneer Mid Cap Value Portfolio - Class I	477,351	4.5
28,501		ING Small Company Portfolio - Class I	522,711	4.9
16,498		ING T Rowe Price Capital Appreciation Portfolio - Class I	373,678	3.5
90,891		ING T. Rowe Price Equity Income Portfolio - Class I	1,069,792	10.1
10,601		ING T. Rowe Price Growth Equity Portfolio - Class I	577,672	5.5
66,866		ING Templeton Foreign Equity Portfolio - Class I	738,870	7.0
4,939		ING Thornburg Value Portfolio - Class I	157,944	1.5
		Total Investments in Affiliated Investment Companies (Cost $9,715,267)*	$10,571,816	100.0
		Other Assets and Liabilities - Net	(3,489)	—

		Net Assets	$10,568,327	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $9,746,647.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$860,772
Gross Unrealized Depreciation	(35,603)

Net Unrealized Appreciation	$825,169

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$10,571,816	$—	$—	$10,571,816

Total Investments, at value	$10,571,816	$—	$—	$10,571,816

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

58

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING Solution Growth Portfolio
Class ADV	NII	$0.0661
Class I	NII	$0.0913
Class S	NII	$0.0912
Class S2	NII	$0.0991

ING Solution Income Portfolio
Class ADV	NII	$0.3384
Class I	NII	$0.3852
Class S	NII	$0.3614
Class S2	NII	$0.3851
Class T	NII	$0.3044

ING Solution Moderate Portfolio
Class ADV	NII	$0.1419
Class I	NII	$0.1333
Class S	NII	$0.1318
Class S2	NII	$0.1422
All Classes	STCG	$0.0144
All Classes	LTCG	$0.0339

ING Solution 2015 Portfolio
Class ADV	NII	$0.2193
Class I	NII	$0.2625
Class S	NII	$0.2410
Class S2	NII	$0.2625
Class T	NII	$0.1951

ING Solution 2025 Portfolio
Class ADV	NII	$0.1447
Class I	NII	$0.1843
Class S	NII	$0.1646
Class S2	NII	$0.1843
Class T	NII	$0.1251

ING Solution 2035 Portfolio
Class ADV	NII	$0.1072
Class I	NII	$0.1457
Class S	NII	$0.1263
Class S2	NII	$0.1457
Class T	NII	$0.0836

ING Solution 2045 Portfolio
Class ADV	NII	$0.0743
Class I	NII	$0.1129
Class S	NII	$0.0949
Class S2	NII	$0.1129
Class T	NII	$0.0516

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

59

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Solution Growth Portfolio	30.43%

ING Solution Income Portfolio	7.93%

ING Solution Moderate Portfolio	15.74%

ING Solution 2015 Portfolio	18.80%

ING Solution 2025 Portfolio	31.56%

ING Solution 2035 Portfolio	45.91%

ING Solution 2045 Portfolio	56.26%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

60

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Director	November 2007 - Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2006 - Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

61

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	November 2007 - Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)

The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews),” Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

62

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	January 2005 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

63

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

64

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30,

2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds’ contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or and proposed

65

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Institutional Class (Class I) shares of the Portfolios were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. Class I shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s share class being compared to the funds in the Selected Peer Group.

The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the

66

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from

67

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the

68

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

conclusions reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Solution Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these underlying funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, but underperformed in the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and three-year periods, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the

69

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution Moderate Portfolio (formerly, ING Solution Growth and Income Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these underlying funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the third quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the

70

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, the fourth quintile for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these underlying funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year period, but underperformed for the year-to-date, three-year, and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these underlying funds in which the Portfolio invests; and (2) that Management would continue to monitor, and the Board or its Investment Review Committee would

71

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee ratio is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the rationale for underperformance, including its analysis regarding the underperformance of certain of these underlying funds in which the Portfolio invests; and

(2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio is equal to its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that the Portfolio commenced operations in

72

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

March 2010, and therefore has a limited operating history for the purpose of analyzing its investment performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2010, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

73

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-USOL	(1210-021611)

Annual Report

December 31, 2010

Adviser Class (“ADV”), Initial Class (“I”),

Service Class (“S”), Service 2 Class (“S2”) and Class T

ING Partners, Inc.

■	ING Index Solution Income Portfolio

■	ING Index Solution 2015 Portfolio

■	ING Index Solution 2025 Portfolio

■	ING Index Solution 2035 Portfolio

■	ING Index Solution 2045 Portfolio
■	ING Index Solution 2055 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE   FOR THE YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in

November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2025 Index, S&P Target Date 2035 Index, S&P Target Date 2045 Index and S&P Target Date 2045+ Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2025, 2035, 2045 and beyond 2045 retirement horizon, respectively.

3

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Index Solution Portfolios consist of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio and Index Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds and other non-affiliated funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“DSL” or “Investment Adviser”), under the guidance of an Investment Committee(1)(2) . ING Investment Management Co. (“Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep.

Portfolio Specifics: 2010 was another good year for global equities, although there was a clear performance division between the nations of the “old world” and those that comprise the “new world.” Asia and Latin America served as the world’s growth engine in 2010. Economic growth in developing nations was so strong that inflation started to reemerge as a policy problem. As a consequence of this strong economic activity, emerging markets and developing Asia posted the strongest returns.

The Portfolios are comprised of the following five passive funds, and a newly added exchange traded fund (“ETF”):

ING Russell Large Cap Index Portfolio

ING Russell Mid Cap Index Portfolio

ING Russell Small Cap Index Portfolio

ING International Index Portfolio

ING U.S. Bond Index Portfolio

Vanguard I-Shares Emerging Markets ETF

We began the year with a neutral position in all asset classes. In the first quarter we saw the market recovery was following typical cyclical patterns and expected earnings and revenue growth to be driven by the previous year’s cost cutting. Therefore, we moved to an overweight position in U.S. large cap equity and underweighted fixed income.

During the second quarter we added exposure to emerging markets as a strategic holding through the use of the ETF. We removed the Portfolios’ large cap overweight in April and moved to neutral, placing the proceeds back into core bonds. While our medium-term view on cyclical economic prospects was optimistic, the intensifying sovereign debt crisis in Europe threatened to offset the expected imminent positive economic and earnings news.

In May, following the announcement of the joint effort to contain the issues in Europe, we resumed our overweight position in large cap U.S. equity and sold core bonds. News of continued improvement in the fundamentals of the U.S. economy was overshadowed by the disappointing employment figures, pointing to a potentially slower growth trajectory. It was our view that it was safer, at this juncture, to move back to a neutral position on equity in June.

In August we started to see a continued easing of global financial conditions, which is essential for the broader cyclical transition to occur. We believed improvement in economic conditions would bring about a virtuous cycle of easing financial conditions and more robust economic growth. As a result, we decided to overweight risky asset classes such as large cap U.S. equity, with a corresponding underweight to core bonds.

In November, we decided to remove our overweight to large cap given the resurfacing of sovereign solvency issues in peripheral Europe and the acceleration in China’s inflation. Both of these issues, however, became less worrisome as the quarter progressed; the European Central Bank announced that the bank was prepared to act, subsequently easing tensions with respect to sovereign risk and yield spreads in Europe. Furthermore, we expected any further tightening measures by the Chinese authorities to be gradual, leading to a soft landing.

In December, economic data in the U.S. turned more positive with the PMI numbers, initial jobless claims, and retail sales data suggesting the economy is gaining momentum. As a result, we made the decision, on a tactical basis, to reestablish our U.S. large cap equity overweight position by underweighting core fixed income. Overall, tactical positions slightly detracted from performance during the year.

The ING Index Solution Portfolios underperformed the S&P Target Date Index series this year, partially due to not having exposure to U.S. real estate investment trusts. Additionally, having a lower allocation to U.S. mid- and small-capitalization equities within the ING Index Solution Income Portfolio and ING Index Solution 2015 Portfolios also detracted from relative benchmark performance. Furthermore, the ING Index Solution 2025, ING Index Solution 2035 and ING Index Solution 2045 Portfolios’ overweight to international developed equities was a performance drag relative to their respective S&P Target Date indices.

Current Strategy and Outlook: The Portfolios currently are underweight bonds, overweight large cap equities, and neutral with respect to mid-cap, small-cap and non-U.S. equities. In the ING Index Solution 2015 Portfolio, we have begun to decrease the equity weight as part of our risk mitigating “step down” process. These allocation changes are strategic in nature, and are not considered tactical moves.

(1) The members of the Investment Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

(2) The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2010.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION PORTFOLIOS

Asset Allocation

as of December 31, 2010

(as a percentage of net assets)

Underlying Funds		ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio		ING Index Solution 2025 Portfolio		ING Index Solution 2035 Portfolio		ING Index Solution 2045 Portfolio		ING Index Solution 2055 Portfolio
ING International Index Portfolio—Class I	%	5.0		10.2		16.9		21.0		28.0		28.3
ING Russell Large Cap Index Portfolio—Class I	%	20.9		27.6		38.0		37.0		34.1		34.1
ING Russell Mid Cap Index Portfolio— Class I	%	3.9		6.0		14.0		16.0		20.0		20.0
ING Russell Small Cap Index Portfolio—Class I	%	0.0		2.0		4.9		8.9		10.9		10.9
ING U.S. Bond Index Portfolio—Class I	%	68.2		52.2		23.2		13.1		3.0		3.0
Vanguard Emerging Markets ETF	%	2.0		2.0		3.0		4.0		4.0		3.7
Other assets and liabilities—Net	%	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*	(0.0	)*

	%	100.0		100.0		100.0		100.0		100.0		100.0

*	Amount is more than (0.05)%

Portfolio holdings are subject to change.

Target Allocations

as of December 31, 2010

(as a percentage of net assets)

		ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio	ING Index Solution 2055 Portfolio
U.S. Large-Cap Stocks	%	21.00	27.75	38.00	37.00	34.00	34.00
U.S. Mid-Cap Stocks	%	4.00	6.00	14.00	16.00	20.00	20.00
U.S. Small-Cap Stocks	%	0.00	2.00	5.00	9.00	11.00	11.00
Non-U.S./International Stocks	%	5.00	10.25	17.00	21.00	28.00	28.00
Core Fixed-Income	%	68.00	52.00	23.00	13.00	3.00	3.00
Vanguard Emerging Markets ETF	%	2.00	2.00	3.00	4.00	4.00	4.00

	%	100	100	100	100	100	100

5

ING INDEX SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2010
	1 Year
ING Index Solution Income Portfolio, Class S	7.61%
S&P Target Date Retirement Income Index	9.09%
ING Index Solution Income Composite Index(1)	9.16%
ING Index Solution 2015 Portfolio, Class S	8.97%
S&P Target Date 2015 Index	11.85%
ING Index Solution 2015 Composite Index(1)	10.50%
ING Index Solution 2025 Portfolio, Class S	11.72%
S&P Target Date 2025 Index	13.82%
ING Index Solution 2025 Composite Index(1)	13.29%
ING Index Solution 2035 Portfolio, Class S	12.89%
S&P Target Date 2035 Index	15.02%
ING Index Solution 2035 Composite Index(1)	14.47%
ING Index Solution 2045 Portfolio, Class S	13.88%
S&P Target Date 2045 Index	15.62%
ING Index Solution 2045 Composite Index(1)	15.36%
ING Index Solution 2055 Portfolio, Class S	12.10	%(2)
S&P Target Date 2045+ Index	16.77	%(3)
ING Index Solution 2055 Composite Index(1)	17.16	%(3)

(1)

The ING Index Solution Income Composite Index, ING Index Solution 2015 Composite Index, ING Index Solution 2025 Composite Index, ING Index Solution 2035 Composite Index, ING Index Solution 2045 Composite Index and ING Index Solution 2055 Composite Index are each comprised of the asset class indices that correspond to the particular asset classes in which each Portfolio invests and their benchmark weightings.

(2)	Return is for the period from inception on March 8, 2010 through December 31, 2010.
(3)	Reflects index performance since the date closest to the Class’ inception for which data is available.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	7.37%	3.50%		—
Class I	7.96%	4.05%		—
Class S	7.61%	3.74%		—
Class T	7.16%	3.26%		—
Class S2	7.54%	—		11.28%
S&P Target Date Retirement Income Index	9.09%	2.78	%(1)	12.11	%(2)
Composite Index	9.16%	4.33	%(1)	12.17	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2008.
(2)	Since inception performance for the indices is shown from June 1, 2009.

7

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	8.68%	2.28%		—
Class I	9.11%	2.77%		—
Class S	8.97%	2.53%		—
Class T	8.31%	2.00%		—
Class S2	8.68%	—		15.08%
S&P Target Date 2015 Index	11.85%	2.81	%(1)	17.09	%(2)
Composite Index	10.50%	3.50	%(1)	14.93	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2008.
(2)	Since inception performance for the indices is shown from June 1, 2009.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2025 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	11.43%	1.64%		—
Class I	11.96%	2.13%		—
Class S	11.72%	1.89%		—
Class T	10.99%	1.37%		—
Class S2	11.63%	—		19.47%
S&P Target Date 2025 Index	13.82%	2.36	%(1)	20.61	%(2)
Composite Index	13.29%	1.97	%(1)	20.48	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2008.
(2)	Since inception performance for the indices is shown from June 1, 2009.

9

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, S, I and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	12.56%	1.16%		—
Class I	13.10%	1.66%		—
Class S	12.89%	1.43%		—
Class T	12.23%	0.91%		—
Class S2	12.76%	—		21.48%
S&P Target Date 2035 Index	15.02%	1.58	%(1)	22.70	%(2)
Composite Index	14.47%	1.47	%(1)	22.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2008.
(2)	Since inception performance for the indices is shown from June 1, 2009.

10

PORTFOLIO MANAGERS’ REPORT	ING INDEX SOLUTION 2045 PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I, S and T March 10, 2008		Since Inception of Class S2 May 28, 2009
Class ADV	13.73%	0.64%		—
Class I	14.28%	1.14%		—
Class S	13.88%	0.89%		—
Class T	13.40%	0.41%		—
Class S2	13.83%	—		23.48%
S&P Target Date 2045 Index	15.62%	0.98	%(1)	23.54	%(2)
Composite Index	15.36%	0.70	%(1)	24.62	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2008.
(2)	Since inception performance for the indices is shown from June 1, 2009.

11

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Period Ended December 31, 2010
	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010
Class ADV	11.90%
Class I	12.40%
Class S	12.10%
Class T	11.70%
Class S2	12.00%
S&P Target Date 2045+ Index	16.77	%(1)
Composite Index	17.16	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Solution 2055 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Investment Adviser, only through the end of the period as stated on the cover. The Investment Adviser’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the indices is shown from March 1, 2010.

12

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING Index Solution Income Portfolio
Class ADV	$1,000.00	$1,071.60	0.62%	$3.24	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,074.40	0.12	0.63	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,071.90	0.37	1.93	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,071.20	0.52	2.71	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,070.50	0.82	4.28	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2015 Portfolio
Class ADV	$1,000.00	$1,113.00	0.62%	$3.30	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,116.10	0.12	0.64	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,114.80	0.37	1.97	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,113.00	0.52	2.77	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,111.60	0.82	4.36	1,000.00	1,021.07	0.82	4.18

13

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010**	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2010**
ING Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,179.90	0.62%	$3.41	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,182.20	0.12	0.66	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,181.30	0.37	2.03	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,180.60	0.52	2.86	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,176.50	0.82	4.50	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,207.50	0.62%	$3.45	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,209.70	0.12	0.67	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,209.30	0.37	2.06	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,208.10	0.52	2.89	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,205.40	0.82	4.56	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,237.20	0.62%	$3.50	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,239.20	0.12	0.68	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,236.70	0.37	2.09	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,236.60	0.52	2.93	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,235.00	0.82	4.62	1,000.00	1,021.07	0.82	4.18
ING Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,236.50	0.62%	$3.50	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,239.30	0.12	0.68	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,237.30	0.37	2.09	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,237.60	0.52	2.93	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,235.60	0.82	4.62	1,000.00	1,021.07	0.82	4.18

*	Expense ratios do not include expense of the Underlying Funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Solution Income Portfolio, ING Index Solution 2015 Portfolio, ING Index Solution 2025 Portfolio, ING Index Solution 2035 Portfolio, ING Index Solution 2045 Portfolio, and ING Index Solution 2055 Portfolio, each a series of ING Partners, Inc., as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two year period then ended, and the financial highlights for the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 21, 2011

15

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$172,172,865	$166,008,733	$195,442,905
Investments in securities at value**	3,495,449	3,425,391	6,105,564
Cash	940	66,159	274,234
Receivables:
Fund shares sold	311,773	93,440	86,775

Total assets	175,981,027	169,593,723	201,909,478

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	307,578	158,917	344,245
Payable for fund shares redeemed	4,195	—	15,470
Payable to affiliates	58,611	64,040	80,106

Total liabilities	370,384	222,957	439,821

NET ASSETS	$175,610,643	$169,370,766	$201,469,657

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$159,041,831	$151,314,878	$173,584,121
Undistributed net investment income	4,119,914	3,401,871	3,402,421
Accumulated net realized gain	5,060,282	6,407,257	9,637,104
Net unrealized appreciation	7,388,616	8,246,760	14,846,011

NET ASSETS	$175,610,643	$169,370,766	$201,469,657

* Cost of investments in affiliated underlying funds	$165,230,454	$158,169,901	$181,267,073
** Cost of investments in securities	$3,049,244	$3,017,463	$5,435,385

Class ADV:
Net assets	$19,549,532	$62,077,298	$96,651,976
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,816,864	5,941,706	9,297,161
Net asset value and redemption price per share	$10.76	$10.45	$10.40
Class I:
Net assets	$1,702,219	$4,813,061	$7,248,233
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	156,154	455,315	689,250
Net asset value and redemption price per share	$10.90	$10.57	$10.52
Class S:
Net assets	$153,900,415	$99,940,802	$92,769,923
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,217,941	9,512,588	8,871,537
Net asset value and redemption price per share	$10.82	$10.51	$10.46
Class S2:
Net assets	$455,242	$2,536,466	$4,796,413
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	42,329	243,097	461,382
Net asset value and redemption price per share	$10.75	$10.43	$10.40
Class T:
Net assets	$3,235	$3,139	$3,112
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	300	300	300
Net asset value and redemption price per share	$10.78	$10.46	$10.37

See Accompanying Notes to Financial Statements

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio	ING Index Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$139,020,455	$74,480,085	$3,592,191
Investments in securities at value**	5,855,329	3,144,291	139,057
Cash	320,781	149,594	18,156
Receivables:
Fund shares sold	331,225	80,556	288,536

Total assets	145,527,790	77,854,526	4,037,940

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	640,698	200,810	306,308
Payable for fund shares redeemed	10,237	28,661	—
Payable to affiliates	58,996	30,617	1,448

Total liabilities	709,931	260,088	307,756

NET ASSETS	$144,817,859	$77,594,438	$3,730,184

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$122,804,214	$65,945,436	$3,343,632
Undistributed net investment income	2,107,456	920,307	1,672
Accumulated net realized gain	6,832,969	3,210,571	43,727
Net unrealized appreciation	13,073,220	7,518,124	341,153

NET ASSETS	$144,817,859	$77,594,438	$3,730,184

* Cost of investments in affiliated underlying funds	$126,576,222	$67,285,598	$3,269,368
** Cost of investments in securities	$5,226,342	$2,820,654	$120,727

Class ADV:
Net assets	$77,134,606	$39,798,922	$2,381,195
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,510,222	3,934,611	212,874
Net asset value and redemption price per share	$10.27	$10.12	$11.19
Class I:
Net assets	$5,521,309	$6,553,379	$46,050
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	531,018	638,616	4,098
Net asset value and redemption price per share	$10.40	$10.26	$11.24
Class S:
Net assets	$58,655,641	$29,555,100	$1,208,653
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,674,455	2,899,384	107,785
Net asset value and redemption price per share	$10.34	$10.19	$11.21
Class S2:
Net assets	$3,503,232	$1,684,009	$90,925
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	340,572	166,103	8,121
Net asset value and redemption price per share	$10.29	$10.14	$11.20
Class T:
Net assets	$3,071	$3,028	$3,361
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	300	300	301
Net asset value and redemption price per share	$10.24	$10.09	$11.17

See Accompanying Notes to Financial Statements

17

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Index Solution Income Portfolio	ING Index Solution 2015 Portfolio	ING Index Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$4,733,327	$3,981,071	$4,043,938
Dividends from securities	62,431	56,858	98,683

Total investment income	4,795,758	4,037,929	4,142,621

EXPENSES:
Investment management fees	172,948	140,768	152,913
Distribution and service fees:
Class ADV	76,256	249,098	372,474
Class S	390,253	214,694	177,450
Class S2	434	3,364	7,708
Class T	22	22	22
Administrative service fees	34,587	28,152	30,580
Miscellaneous expense	235	193	210

Total expenses	674,735	636,291	741,357
Net waived and reimbursed fees	(87)	(673)	(1,542)

Net expenses	674,648	635,618	739,815

Net investment income	4,121,110	3,402,311	3,402,806

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	5,090,199	7,384,262	10,847,692
Investments	11,195	(15,314)	(21,025)

Net realized gain	5,101,394	7,368,948	10,826,667

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	3,086,710	1,361,590	3,872,251
Investments	446,206	407,928	670,179

Net change in unrealized appreciation or depreciation	3,532,916	1,769,518	4,542,430

Net realized and unrealized gain	8,634,310	9,138,466	15,369,097

Increase in net assets resulting from operations	$12,755,420	$12,540,777	$18,771,903

See Accompanying Notes to Financial Statements

18

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Index Solution 2035 Portfolio	ING Index Solution 2045 Portfolio	ING Index Solution 2055 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2010	March 8, 2010(1) to December 31, 2010
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,541,128	$1,123,825	$6,249
Dividends from securities	93,655	50,681	2,051

Total investment income	2,634,783	1,174,506	8,300

EXPENSES:
Investment management fees	104,637	51,066	1,293
Distribution and service fees:
Class ADV	292,706	140,427	4,216
Class S	104,679	50,371	998
Class S2	4,952	2,542	68
Class T	22	20	18
Administrative service fees	20,926	10,213	258
Miscellaneous expense	142	68	—

Total expenses	528,064	254,707	6,851
Net waived and reimbursed fees	(991)	(508)	(14)

Net expenses	527,073	254,199	6,837

Net investment income	2,107,710	920,307	1,463

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	7,858,686	3,929,127	43,761
Investments	(12,544)	(2,000)	(34)

Net realized gain	7,846,142	3,927,127	43,727

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	4,125,945	3,268,914	322,823
Investments	628,987	323,637	18,330

Net change in unrealized appreciation or depreciation	4,754,932	3,592,551	341,153

Net realized and unrealized gain	12,601,074	7,519,678	384,880

Increase in net assets resulting from operations	$14,708,784	$8,439,985	$386,343

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution Income Portfolio		ING Index Solution 2015 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$4,121,110	$1,174,211	$3,402,311	$419,448
Net realized gain	5,101,394	2,292,529	7,368,948	1,102,836
Net change in unrealized appreciation or depreciation	3,532,916	3,863,874	1,769,518	7,081,633

Increase in net assets resulting from operations	12,755,420	7,330,614	12,540,777	8,603,917

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(166,909)	(18,633)	(225,105)	(84,558)
Class I	(17,358)	(4,136)	(25,888)	(7,864)
Class S	(1,653,227)	(20,807)	(474,216)	(49,556)
Class S2	(742)	(13)	(1,526)	(15)
Class T	(17)	—	—	—
Net realized gains:
Class ADV	(155,425)	(2,045)	(536,188)	(2,651)
Class I	(14,023)	(384)	(42,896)	(220)
Class S	(1,445,476)	(1,992)	(893,715)	(1,468)
Class S2	(605)	(1)	(2,537)	—
Class T	(30)	(1)	(31)	—

Total distributions	(3,453,812)	(48,012)	(2,202,102)	(146,332)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,423,913	181,821,987	70,184,214	98,889,050
Reinvestment of distributions	3,453,766	47,985	2,202,072	146,317

	30,877,679	181,869,972	72,386,286	99,035,367
Cost of shares redeemed	(29,104,876)	(28,770,134)	(22,681,593)	(11,176,075)

Net increase in net assets resulting from capital share transactions	1,772,803	153,099,838	49,704,693	87,859,292

Net increase in net assets	11,074,411	160,382,440	60,043,368	96,316,877

NET ASSETS:
Beginning of year	164,536,232	4,153,792	109,327,398	13,010,521

End of year	$175,610,643	$164,536,232	$169,370,766	$109,327,398

Undistributed net investment income at end of year	$4,119,914	$1,837,057	$3,401,871	$726,295

See Accompanying Notes to Financial Statements

20

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2025 Portfolio		ING Index Solution 2035 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$3,402,806	$95,126	$2,107,710	$(38,065)
Net realized gain (loss)	10,826,667	(652,172)	7,846,142	(654,031)
Net change in unrealized appreciation or depreciation	4,542,430	11,634,181	4,754,932	9,287,711

Increase in net assets resulting from operations	18,771,903	11,077,135	14,708,784	8,595,615

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(83,801)	(98,063)	—	(89,284)
Class I	(16,224)	(8,744)	(2,616)	(4,316)
Class S	(155,258)	(56,683)	(21,917)	(47,565)
Class S2	(2,165)	(13)	(447)	(15)
Net realized gains:
Class ADV	(134,739)	(968)	(104,795)	(519)
Class I	(9,928)	(77)	(5,072)	(23)
Class S	(124,816)	(518)	(75,756)	(264)
Class S2	(1,325)	—	(877)	—
Class T	(5)	—	(5)	—

Total distributions	(528,261)	(165,066)	(211,485)	(141,986)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	97,167,450	85,460,140	73,849,414	52,463,712
Reinvestment of distributions	528,257	165,054	211,479	141,971

	97,695,707	85,625,194	74,060,893	52,605,683
Cost of shares redeemed	(19,863,896)	(8,260,281)	(12,271,559)	(5,877,248)

Net increase in net assets resulting from capital share transactions	77,831,811	77,364,913	61,789,334	46,728,435

Net increase in net assets	96,075,453	88,276,982	76,286,633	55,182,064

NET ASSETS:
Beginning of year	105,394,204	17,117,222	68,531,226	13,349,162

End of year	$201,469,657	$105,394,204	$144,817,859	$68,531,226

Undistributed net investment income at end of year	$3,402,421	$257,063	$2,107,456	$24,726

See Accompanying Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Solution 2045 Portfolio		ING Index Solution 2055 Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	March 8, 2010(1) to December 31, 2010
FROM OPERATIONS:
Net investment income (loss)	$920,307	$(54,630)	$1,463
Net realized gain (loss)	3,927,127	(482,995)	43,727
Net change in unrealized appreciation or depreciation	3,592,551	4,736,132	341,153

Increase in net assets resulting from operations	8,439,985	4,198,507	386,343

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(32,859)	—
Class I	—	(1,900)	—
Class S	—	(19,751)	—
Class S2	—	(13)	—
Net realized gains:
Class ADV	(72,397)	(238)	—
Class I	(4,239)	(12)	—
Class S	(50,155)	(136)	—
Class S2	(605)	—	—
Class T	(6)	—	—

Total distributions	(127,402)	(54,909)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,969,895	26,934,646	4,196,453
Reinvestment of distributions	127,396	54,896	—

	45,097,291	26,989,542	4,196,453
Cost of shares redeemed	(7,525,241)	(4,381,717)	(852,612)

Net increase in net assets resulting from capital share transactions	37,572,050	22,607,825	3,343,841

Net increase in net assets	45,884,633	26,751,423	3,730,184

NET ASSETS:
Beginning of year or period	31,709,805	4,958,382	—

End of year or period	$77,594,438	$31,709,805	$3,730,184

Undistributed net investment income at end of year or period	$920,307	$—	$1,672

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Investment income (loss) net of all reductions/additions(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution Income Portfolio
Class ADV
12-31-10	10.22	0.23	•	0.52	0.75	0.11	0.10		—	0.21	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
12-31-09	9.24	0.12	•	0.89	1.01	0.03	0.00	*	—	0.03	10.22	11.02	0.62	0.62	0.62	1.26	9,310	51
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.02)	(0.76)	—	—		—	—	9.24	(7.60)	0.62	0.62	0.62	3.48	2,543	50
Class I
12-31-10	10.31	0.28	•	0.53	0.81	0.12	0.10		—	0.22	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
12-31-09	9.29	0.16	•	0.90	1.06	0.04	0.00	*	—	0.04	10.31	11.46	0.12	0.12	0.12	1.66	1,198	51
03-10-08(5) - 12-31-08	10.00	0.17		(0.88)	(0.71)	—	—		—	—	9.29	(7.10)	0.12	0.12	0.12	2.16	3	50
Class S
12-31-10	10.26	0.25	•	0.52	0.77	0.11	0.10		—	0.21	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
12-31-09	9.26	0.20	•	0.84	1.04	0.04	0.00	*	—	0.04	10.26	11.27	0.37	0.37	0.37	2.01	154,022	51
03-10-08(5) - 12-31-08	10.00	0.39	•	(1.13)	(0.74)	—	—		—	—	9.26	(7.40)	0.37	0.37	0.37	5.38	1,606	50
Class S2
12-31-10	10.21	0.37	•	0.39	0.76	0.12	0.10		—	0.22	10.75	7.54	0.62	0.52	0.52	3.53	455	45
05-28-09(5) - 12-31-09	9.30	0.11	•	0.84	0.95	0.04	0.00	*	—	0.04	10.21	10.26	0.62	0.52	0.52	1.87	3	51
Class T
12-31-10	10.21	0.20		0.53	0.73	0.06	0.10		—	0.16	10.78	7.16	0.87	0.82	0.82	1.95	3	45
12-31-09	9.23	0.08		0.90	0.98	—	0.00	*	—	—	10.21	10.66	0.87	0.82	0.82	0.79	3	51
03-10-08(5) - 12-31-08	10.00	0.11		(0.88)	(0.77)	—	—		—	—	9.23	(7.70)	0.87	0.82	0.82	1.47	3	50

ING Index Solution 2015 Portfolio
Class ADV
12-31-10	9.76	0.22	•	0.61	0.83	0.04	0.10		—	0.14	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49
12-31-09	8.43	0.05	•	1.32	1.37	0.04	0.00	*	—	0.04	9.76	16.28	0.62	0.62	0.62	0.60	35,768	28
03-10-08(5) - 12-31-08	10.00	0.30	•	(1.87)	(1.57)	—	—		—	—	8.43	(15.70)	0.62	0.62	0.62	4.34	8,877	39
Class I
12-31-10	9.85	0.27	•	0.61	0.88	0.06	0.10		—	0.16	10.57	9.11	0.12	0.12	0.12	2.72	4,813	49
12-31-09	8.46	0.10	•	1.33	1.43	0.04	0.00	*	—	0.04	9.85	16.99	0.12	0.12	0.12	1.05	3,331	28
03-10-08(5) - 12-31-08	10.00	0.26	•	(1.80)	(1.54)	—	—		—	—	8.46	(15.40)	0.12	0.12	0.12	3.72	183	39
Class S
12-31-10	9.80	0.25	•	0.61	0.86	0.05	0.10		—	0.15	10.51	8.97	0.37	0.37	0.37	2.50	99,941	49
12-31-09	8.45	0.10	•	1.29	1.39	0.04	0.00	*	—	0.04	9.80	16.50	0.37	0.37	0.37	1.09	70,222	28
03-10-08(5) - 12-31-08	10.00	0.27	•	(1.82)	(1.55)	—	—		—	—	8.45	(15.50)	0.37	0.37	0.37	3.92	3,949	39
Class S2
12-31-10	9.76	0.25	•	0.58	0.83	0.06	0.10		—	0.16	10.43	8.68	0.62	0.52	0.52	2.48	2,536	49
05-28-09(5) - 12-31-09	8.52	0.06	•	1.22	1.28	0.04	0.00	*	—	0.04	9.76	15.11	0.62	0.52	0.52	1.05	3	28
See Accompanying Notes to Financial Statements

23

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2015 Portfolio (Continued)
Class T
12-31-10	9.76	0.20		0.60	0.80	0.00	*	0.10		—	0.10	10.46	8.31	0.87	0.82	0.82	2.05	3	49
12-31-09	8.41	0.02		1.33	1.35	—		0.00	*	—	—	9.76	16.07	0.87	0.82	0.82	0.21	3	28
03-10-08(5) - 12-31-08	10.00	0.09		(1.68)	(1.59)	—		—		—	—	8.41	(15.90)	0.87	0.82	0.82	1.12	3	39

ING Index Solution 2025 Portfolio
Class ADV
12-31-10	9.36	0.20	•	0.87	1.07	0.01		0.02		—	0.03	10.40	11.43	0.62	0.62	0.62	2.12	96,652	48
12-31-09	7.79	0.00	•,*	1.60	1.60	0.03		0.00	*	—	0.03	9.36	20.58	0.62	0.62	0.62	0.04	52,508	15
03-10-08(5) - 12-31-08	10.00	0.28	•	(2.49)	(2.21)	—		—		—	—	7.79	(22.10)	0.62	0.62	0.62	4.29	12,557	17
Class I
12-31-10	9.44	0.25	•	0.88	1.13	0.03		0.02		—	0.05	10.52	11.96	0.12	0.12	0.12	2.63	7,248	48
12-31-09	7.82	0.05	•	1.60	1.65	0.03		0.00	*	—	0.03	9.44	21.20	0.12	0.12	0.12	0.52	4,105	15
03-10-08(5) - 12-31-08	10.00	0.11		(2.29)	(2.18)	—		—		—	—	7.82	(21.80)	0.12	0.12	0.12	1.50	2	17
Class S
12-31-10	9.40	0.22	•	0.88	1.10	0.02		0.02		—	0.04	10.46	11.72	0.37	0.37	0.37	2.31	92,770	48
12-31-09	7.80	0.03	•	1.60	1.63	0.03		0.00	*	—	0.03	9.40	20.97	0.37	0.37	0.37	0.37	48,775	15
03-10-08(5) - 12-31-08	10.00	0.35	•	(2.55)	(2.20)	—		—		—	—	7.80	(22.00)	0.37	0.37	0.37	5.36	4,555	17
Class S2
12-31-10	9.36	0.17	•	0.92	1.09	0.03		0.02		—	0.05	10.40	11.63	0.62	0.52	0.52	1.76	4,796	48
05-28-09(5) - 12-31-09	7.90	0.02	•	1.47	1.49	0.03		0.00	*	—	0.03	9.36	18.96	0.62	0.52	0.52	0.34	4	15
Class T
12-31-10	9.36	0.18		0.85	1.03	—		0.02		—	0.02	10.37	10.99	0.87	0.82	0.82	1.90	3	48
12-31-09	7.78	(0.02)		1.60	1.58	—		0.00	*	—	—	9.36	20.31	0.87	0.82	0.82	(0.25)	3	15
03-10-08(5) - 12-31-08	10.00	0.06		(2.28)	(2.22)	—		—		—	—	7.78	(22.20)	0.87	0.82	0.82	0.80	2	17

ING Index Solution 2035 Portfolio
Class ADV
12-31-10	9.14	0.18	•	0.97	1.15	—		0.02		—	0.02	10.27	12.56	0.62	0.62	0.62	1.91	77,135	45
12-31-09	7.45	(0.02	)•	1.74	1.72	0.03		0.00	*	—	0.03	9.14	23.19	0.62	0.62	0.62	(0.22)	41,570	14
03-10-08(5) - 12-31-08	10.00	0.33	•	(2.88)	(2.55)	—		—		—	—	7.45	(25.50)	0.62	0.62	0.62	5.29	9,139	19
Class I
12-31-10	9.22	0.23	•	0.98	1.21	0.01		0.02		—	0.03	10.40	13.10	0.12	0.12	0.12	2.40	5,521	45
12-31-09	7.48	0.02	•	1.76	1.78	0.04		0.00	*	—	0.04	9.22	23.81	0.12	0.12	0.12	0.25	1,947	14
03-10-08(5) - 12-31-08	10.00	0.24	•	(2.76)	(2.52)	—		—		—	—	7.48	(25.20)	0.12	0.12	0.12	3.87	170	19

See Accompanying Notes to Financial Statements

24

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2035 Portfolio (Continued)
Class S
12-31-10	9.18	0.20	•	0.98	1.18	0.00	*	0.02		—	0.02	10.34	12.89	0.37	0.37	0.37	2.15	58,656	45
12-31-09	7.47	0.00	•,*	1.75	1.75	0.04		0.00	*	—	0.04	9.18	23.42	0.37	0.37	0.37	0.05	25,008	14
03-10-08(5) - 12-31-08	10.00	0.37	•	(2.90)	(2.53)	—		—		—	—	7.47	(25.30)	0.37	0.37	0.37	6.06	4,038	19
Class S2
12-31-10	9.15	0.11	•	1.06	1.17	0.01		0.02		—	0.03	10.29	12.76	0.62	0.52	0.52	1.11	3,503	45
05-28-09(5) - 12-31-09	7.60	0.00	•,*	1.59	1.59	0.04		0.00	*	—	0.04	9.15	20.94	0.62	0.52	0.52	(0.01)	4	14
Class T
12-31-10	9.14	0.17		0.95	1.12	—		0.02		—	0.02	10.24	12.23	0.87	0.82	0.82	1.82	3	45
12-31-09	7.44	(0.04)		1.74	1.70	—		0.00	*	—	—	9.14	22.85	0.87	0.82	0.82	(0.48)	3	14
03-10-08(5) - 12-31-08	10.00	0.05		(2.61)	(2.56)	—		—		—	—	7.44	(25.60)	0.87	0.82	0.82	0.64	2	19

ING Index Solution 2045 Portfolio
Class ADV
12-31-10	8.92	0.16	•	1.06	1.22	—		0.02		—	0.02	10.12	13.73	0.62	0.62	0.62	1.71	39,799	45
12-31-09	7.11	(0.04	)•	1.88	1.84	0.03		0.00	*	—	0.03	8.92	25.89	0.62	0.62	0.62	(0.48)	18,520	22
03-10-08(5) - 12-31-08	10.00	0.24	•	(3.13)	(2.89)	—		—		—	—	7.11	(28.90)	0.62	0.62	0.62	3.81	3,069	12
Class I
12-31-10	9.00	0.19	•	1.09	1.28	—		0.02		—	0.02	10.26	14.28	0.12	0.12	0.12	2.03	6,553	45
12-31-09	7.14	0.00	•,*	1.89	1.89	0.03		0.00	*	—	0.03	9.00	26.53	0.12	0.12	0.12	0.00 *	1,143	22
03-10-08(5) - 12-31-08	10.00	0.20	•	(3.06)	(2.86)	—		—		—	—	7.14	(28.60)	0.12	0.12	0.12	3.32	115	12
Class S
12-31-10	8.97	0.18	•	1.06	1.24	—		0.02		—	0.02	10.19	13.88	0.37	0.37	0.37	1.93	29,555	45
12-31-09	7.13	(0.02	)•	1.89	1.87	0.03		0.00	*	—	0.03	8.97	26.26	0.37	0.37	0.37	(0.23)	12,040	22
03-10-08(5) - 12-31-08	10.00	0.28	•	(3.15)	(2.87)	—		—		—	—	7.13	(28.70)	0.37	0.37	0.37	4.44	1,772	12
Class S2
12-31-10	8.93	0.07	•	1.16	1.23	—		0.02		—	0.02	10.14	13.83	0.62	0.52	0.52	0.71	1,684	45
05-28-09(5) - 12-31-09	7.29	(0.02	)•	1.69	1.67	0.03		0.00	*	—	0.03	8.93	22.97	0.62	0.52	0.52	(0.35)	4	22
Class T
12-31-10	8.92	0.16		1.03	1.19	—		0.02		—	0.02	10.09	13.40	0.87	0.82	0.82	1.75	3	45
12-31-09	7.10	(0.06)		1.88	1.82	—		0.00	*	—	—	8.92	25.64	0.87	0.82	0.82	(0.74)	3	22
03-10-08(5) - 12-31-08	10.00	0.03		(2.93)	(2.90)	—		—		—	—	7.10	(29.00)	0.87	0.82	0.82	0.47	2	12

See Accompanying Notes to Financial Statements

25

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Index Solution 2055 Portfolio
Class ADV
03-08-10(5) - 12-31-10	10.00	(0.00	)*	1.19	1.19	—	—	—	—	11.19	11.90	0.62	0.62	0.62	(0.06)	2,381	80
Class I
03-08-10(5) - 12-31-10	10.00	0.26		0.98	1.24	—	—	—	—	11.24	12.40	0.12	0.12	0.12	3.32	46	80
Class S
03-08-10(5) - 12-31-10	10.00	0.01		1.20	1.21	—	—	—	—	11.21	12.10	0.37	0.37	0.37	0.19	1,209	80
Class S2
03-08-10(5) - 12-31-10	10.00	0.05	•	1.15	1.20	—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80
Class T
03-08-10(5) - 12-31-10	10.00	0.19		0.98	1.17	—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or less than 0.005% or more than $(0.005).

See Accompanying Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-six active separate investment series. The six Portfolios included in this report are: ING Index Solution Income Portfolio (“Index Solution Income”), ING Index Solution 2015 Portfolio (“Index Solution 2015”), ING Index Solution 2025 Portfolio (“Index Solution 2025”), ING Index Solution 2035 Portfolio (“Index Solution 2035”), ING Index Solution 2045 Portfolio (“Index Solution 2045”) and ING Index Solution 2055 Portfolio (“Index Solution 2055”) (each, a “Portfolio” and collectively, the “Portfolios”). With the exception of Index Solution Income, each Portfolio is structured and managed around a specific target retirement or financial goal date (“Target Date”). When Index Solution 2015, 2025, 2035, 2045 and 2055 Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”). The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

The Portfolios offer the following five classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios and certain other investment management companies.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Consultant, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios or the Underlying Funds maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Portfolios or the Underlying Funds and traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolios calculate their next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

The Portfolios classify each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the underlying funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the underlying funds are recognized on the ex-dividend

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT ADVISER AND ADMINISTRATIVE SERVICE FEES

The Portfolios each have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of each Portfolio’s average daily net assets during the month.

DSL pays the Consultant a consulting fee of 0.03% based on the average daily net assets of each Portfolio.

The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between the Portfolios and IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Index Solution Income	$79,844,817	$77,401,436
Index Solution 2015	119,085,049	68,157,243
Index Solution 2025	152,996,132	72,252,226
Index Solution 2035	110,520,512	47,074,810
Index Solution 2045	61,332,415	23,002,249
Index Solution 2055	4,687,189	1,340,820

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby IID is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

(continued)

behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to IID at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. The expense waiver will continue through at least May 1, 2011. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

The Company has also adopted a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to IID which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Note 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Solution Income	$14,858	$2,971	$40,782	$58,611
Index Solution 2015	14,044	2,809	47,187	64,040
Index Solution 2025	16,563	3,312	60,231	80,106
Index Solution 2035	11,873	2,375	44,748	58,996
Index Solution 2045	6,393	1,279	22,945	30,617
Index Solution 2055	274	55	1,119	1,448

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by Directed Services LLC until distribution in accordance with the Plan.

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ING Life Insurance and Annuity Company	Index Solution Income	19.52%
	Index Solution 2015	62.69%
	Index Solution 2025	79.73%
	Index Solution 2035	85.29%
	Index Solution 2045	89.85%
	Index Solution 2055	95.58%
ING National Trust	Index Solution Income	79.48%
	Index Solution 2015	35.74%
	Index Solution 2025	18.15%
	Index Solution 2035	12.75%
	Index Solution 2045	9.50%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2015	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2025	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2035	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2045	0.62%	0.12%	0.37%	0.52%	0.82%
Index Solution 2055	0.62%	0.12%	0.37%	0.52%	0.82%

(1)

The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of a particular Underlying Fund.

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

(continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2010, the Portfolios did not have any waived or reimbursed fees subject to recoupment.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from manager on the accompanying Statements of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the

Investment Adviser provides written notice of the

termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Effective June 1, 2010, the Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2010.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Solution Income
Class ADV
12-31-10	1,204,165	31,234	(329,474)	905,925	12,568,680	322,334	(3,450,635)	9,440,379
12-31-09	772,182	2,119	(138,430)	635,871	7,510,831	20,679	(1,322,935)	6,208,575
Class I
12-31-10	54,028	3,009	(17,002)	40,035	570,057	31,381	(181,676)	419,762
12-31-09	121,780	458	(6,420)	115,818	1,128,020	4,507	(63,806)	1,068,721
Class S
12-31-10	1,312,314	298,814	(2,403,816)	(792,688)	13,802,237	3,098,704	(25,433,475)	(8,532,534)
12-31-09	17,546,706	2,329	(2,711,738)	14,837,297	173,180,136	22,799	(27,383,383)	145,819,552
Class S2
12-31-10	45,641	131	(3,766)	42,006	482,939	1,347	(39,090)	445,196
05-28-09(1)-12-31-09	323	—	—	323	3,000	—	—	3,000
Class T
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(10)	(10)
Index Solution 2015
Class ADV
12-31-10	3,083,418	78,242	(883,146)	2,278,514	30,735,636	761,293	(8,802,403)	22,694,526
12-31-09	3,154,772	9,541	(554,169)	2,610,144	28,444,576	87,208	(4,991,890)	23,539,894

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Solution 2015 (Continued)
Class I
12-31-10	249,011	7,005	(139,044)	116,972	2,494,366	68,784	(1,387,005)	1,176,145
12-31-09	342,004	879	(26,139)	316,744	3,029,659	8,085	(230,071)	2,807,673
Class S
12-31-10	3,427,170	140,013	(1,216,538)	2,350,645	34,268,647	1,367,932	(12,254,371)	23,382,208
12-31-09	7,333,111	5,564	(644,277)	6,694,398	67,411,815	51,024	(5,954,105)	61,508,734
Class S2
12-31-10	265,934	418	(23,607)	242,745	2,685,565	4,063	(237,814)	2,451,814
05-28-09(1)-12-31-09	352	—	—	352	3,000	—	—	3,000
Class T
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(9)	(9)
Index Solution 2025
Class ADV
12-31-10	4,845,664	23,677	(1,180,899)	3,688,442	46,545,839	218,541	(11,219,965)	35,544,415
12-31-09	4,746,621	11,489	(761,986)	3,996,124	40,181,589	99,031	(6,234,718)	34,045,902
Class I
12-31-10	323,556	2,806	(71,966)	254,396	3,161,728	26,153	(700,594)	2,487,287
12-31-09	439,166	1,017	(5,630)	434,553	3,570,146	8,821	(48,827)	3,530,140
Class S
12-31-10	4,442,478	30,180	(788,246)	3,684,412	42,621,154	280,074	(7,597,032)	35,304,196
12-31-09	4,824,138	6,613	(227,500)	4,603,251	41,705,404	57,202	(1,976,728)	39,785,878
Class S2
12-31-10	497,056	378	(36,432)	461,002	4,838,729	3,489	(346,305)	4,495,913
05-28-09(1)-12-31-09	380	—	—	380	3,001	—	—	3,001
Class T
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Index Solution 2035
Class ADV
12-31-10	3,731,423	11,709	(779,606)	2,963,526	34,955,652	104,795	(7,351,284)	27,709,163
12-31-09	3,883,685	10,742	(574,424)	3,320,003	31,741,315	89,803	(4,644,626)	27,186,492
Class I
12-31-10	350,726	850	(31,736)	319,840	3,420,529	7,687	(305,115)	3,123,101
12-31-09	202,344	516	(14,355)	188,505	1,619,835	4,339	(126,275)	1,497,899
Class S
12-31-10	3,399,002	10,865	(458,665)	2,951,202	31,941,475	97,673	(4,341,227)	27,697,921
12-31-09	2,314,774	5,701	(138,104)	2,182,371	19,099,562	47,829	(1,106,339)	18,041,052
Class S2
12-31-10	367,762	148	(27,733)	340,177	3,531,758	1,324	(273,933)	3,259,149
05-28-09(1)-12-31-09	395	—	—	395	3,000	—	—	3,000

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Solution 2035 (Continued)
Class T
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Index Solution 2045
Class ADV
12-31-10	2,253,659	8,370	(403,917)	1,858,112	20,484,970	72,397	(3,708,060)	16,849,307
12-31-09	2,094,077	4,086	(453,470)	1,644,693	16,501,497	33,097	(3,635,361)	12,899,233
Class I
12-31-10	545,424	484	(34,328)	511,580	5,287,731	4,239	(323,230)	4,968,740
12-31-09	120,614	234	(9,962)	110,886	957,678	1,912	(84,757)	874,833
Class S
12-31-10	1,919,817	5,758	(369,078)	1,556,497	17,544,739	50,155	(3,371,992)	14,222,902
12-31-09	1,173,686	2,443	(81,706)	1,094,423	9,472,471	19,887	(661,591)	8,830,767
Class S2
12-31-10	178,235	70	(12,614)	165,691	1,652,455	605	(121,959)	1,531,101
05-28-09(1)-12-31-09	412	—	—	412	3,000	—	—	3,000
Class T
12-31-10	—	—	—	—	—	—	—	—
12-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Index Solution 2055
Class ADV
03-08-10(1)-12-31-10	279,899	—	(67,025)	212,874	2,798,256	—	(666,354)	2,131,902
Class I
03-08-10(1)-12-31-10	6,235	—	(2,137)	4,098	65,200	—	(23,085)	42,115
Class S
03-08-10(1)-12-31-10	124,390	—	(16,605)	107,785	1,241,429	—	(160,537)	1,080,892
Class S2
03-08-10(1)-12-31-10	8,368	—	(247)	8,121	88,558	—	(2,636)	85,922
Class T
03-08-10(1)-12-31-10	301	—	—	301	3,010	—	—	3,010

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income
Index Solution 2055	$(209)	$209

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Index Solution Income	$3,435,825	$17,987	$48,012	$—
Index Solution 2015	1,285,912	916,190	146,332	—
Index Solution 2025	277,264	250,997	165,066	—
Index Solution 2035	40,229	171,256	141,986	—
Index Solution 2045	—	127,402	53,759	1,150

The tax-basis components of distributable earnings as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$6,621,986	$2,646,026	$7,300,800
Index Solution 2015	5,778,613	4,402,220	7,875,055
Index Solution 2025	4,400,372	9,216,373	14,268,791
Index Solution 2035	2,412,575	7,045,448	12,555,622
Index Solution 2045	1,290,008	3,184,077	7,174,917
Index Solution 2055	81,761	—	304,791

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others  — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see the Funds’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

34

ING INDEX SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

	EXCHANGE-TRADED FUNDS: 2.0%
72,595	Vanguard Emerging Markets ETF	$3,495,449	2.0
	Total Exchange-Traded Funds (Cost $3,049,244)	3,495,449	2.0

	AFFILIATED INVESTMENT COMPANIES: 98.0%
1,024,722	ING International Index Portfolio - Class I	8,751,125	5.0
3,786,725	ING Russell™ Large Cap Index Portfolio - Class I	36,655,500	20.9
602,543	ING Russell™ Mid Cap Index Portfolio - Class I	6,971,425	3.9
11,154,080	ING U.S. Bond Index Portfolio - Class I	119,794,815	68.2
	Total Affiliated Investment Companies (Cost $165,230,454)	172,172,865	98.0

	Total Investments in Securities (Cost $168,279,698)*	$175,668,314	100.0
	Other Assets and Liabilities - Net	(57,671)	—

	Net Assets	$175,610,643	100.0

*	Cost for federal income tax purposes is $168,367,514.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,300,800
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$7,300,800

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$3,495,449	$—	$—	$3,495,449
Affiliated Investment Companies	172,172,865	—	—	172,172,865

Total Investments, at value	$175,668,314	$—	$—	$175,668,314

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

35

ING INDEX SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

	EXCHANGE-TRADED FUNDS: 2.0%
71,140	Vanguard Emerging Markets ETF	$3,425,391	2.0
	Total Exchange-Traded Funds (Cost $ 3,017,463)	3,425,391	2.0

	AFFILIATED INVESTMENT COMPANIES: 98.0%
2,018,395	ING International Index Portfolio - Class I	17,237,094	10.2
4,835,027	ING Russell™ Large Cap Index Portfolio - Class I	46,803,059	27.6
873,313	ING Russell™ Mid Cap Index Portfolio - Class I	10,104,233	6.0
271,218	ING Russell™ Small Cap Index Portfolio - Class I	3,346,829	2.0
8,241,855	ING U.S. Bond Index Portfolio - Class I	88,517,518	52.2
	Total Affiliated Investment Companies (Cost $ 158,169,901)	166,008,733	98.0

	Total Investments in Securities (Cost $ 161,187,364)*	$169,434,124	100.0
	Other Assets and Liabilities - Net	(63,358)	—

	Net Assets	$169,370,766	100.0

*	Cost for federal income tax purposes is $161,559,069.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,875,055
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$7,875,055

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$3,425,391	$—	$—	$3,425,391
Affiliated Investment Companies	166,008,733	—	—	166,008,733

Total Investments, at value	$169,434,124	$—	$—	$169,434,124

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

36

ING INDEX SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

	EXCHANGE-TRADED FUNDS: 3.0%
126,803	Vanguard Emerging Markets ETF	$6,105,564	3.0
	Total Exchange-Traded Funds (Cost $ 5,435,385)	6,105,564	3.0

	AFFILIATED INVESTMENT COMPANIES: 97.0%
3,997,865	ING International Index Portfolio - Class I	34,141,765	16.9
7,900,349	ING Russell™ Large Cap Index Portfolio - Class I	76,475,381	38.0
2,431,430	ING Russell™ Mid Cap Index Portfolio - Class I	28,131,648	14.0
809,064	ING Russell™ Small Cap Index Portfolio - Class I	9,983,846	4.9
4,349,187	ING U.S. Bond Index Portfolio - Class I	46,710,265	23.2
	Total Affiliated Investment Companies (Cost $ 181,267,073)	195,442,905	97.0

	Total Investments in Securities
	(Cost $ 186,702,458)*	$201,548,469	100.0
	Other Assets and Liabilities - Net	(78,812)	—

	Net Assets	$201,469,657	100.0

*	Cost for federal income tax purposes is $187,279,678.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,268,791
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$14,268,791

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$6,105,564	$—	$—	$6,105,564
Affiliated Investment Companies	195,442,905	—	—	195,442,905

Total Investments, at value	$201,548,469	$—	$—	$201,548,469

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

37

ING INDEX SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

	EXCHANGE-TRADED FUNDS: 4.0%
121,606	Vanguard Emerging Markets ETF	$5,855,329	4.0
	Total Exchange-Traded Funds (Cost $ 5,226,342)	5,855,329	4.0

	AFFILIATED INVESTMENT COMPANIES: 96.0%
3,554,864	ING International Index Portfolio - Class I	30,358,535	21.0
5,536,190	ING Russell™ Large Cap Index Portfolio - Class I	53,590,322	37.0
1,999,856	ING Russell™ Mid Cap Index Portfolio - Class I	23,138,338	16.0
1,048,112	ING Russell™ Small Cap Index Portfolio - Class I	12,933,708	8.9
1,769,046	ING U.S. Bond Index Portfolio - Class I	18,999,552	13.1
	Total Affiliated Investment Companies (Cost $ 126,576,222)	139,020,455	96.0

	Total Investments in Securities (Cost $ 131,802,564)*	$144,875,784	100.0
	Other Assets and Liabilities - Net	(57,925)	—

	Net Assets	$144,817,859	100.0

*	Cost for federal income tax purposes is $132,320,162.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,555,622
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$12,555,622

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$5,855,329	$—	$—	$5,855,329
Affiliated Investment Companies	139,020,455	—	—	139,020,455

Total Investments, at value	$144,875,784	$—	$—	$144,875,784

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

38

ING INDEX SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

	EXCHANGE-TRADED FUNDS: 4.0%
65,302	Vanguard Emerging Markets ETF	$3,144,291	4.0
	Total Exchange-Traded Funds (Cost $2,820,654)	3,144,291	4.0

	AFFILIATED INVESTMENT COMPANIES: 96.0%
2,542,290	ING International Index Portfolio - Class I	21,711,155	28.0
2,729,304	ING Russell™ Large Cap Index Portfolio - Class I	26,419,664	34.1
1,341,121	ING Russell™ Mid Cap Index Portfolio - Class I	15,516,767	20.0
687,252	ING Russell™ Small Cap Index Portfolio - Class I	8,480,693	10.9
218,976	ING U.S. Bond Index Portfolio - Class I	2,351,806	3.0
	Total Affiliated Investment Companies (Cost $ 67,285,598)	74,480,085	96.0

	Total Investments in Securities (Cost $ 70,106,252)*	$77,624,376	100.0
	Other Assets and Liabilities - Net	(29,938)	—

	Net Assets	$77,594,438	100.0

*	Cost for federal income tax purposes is $70,449,459.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,545,158
Gross Unrealized Depreciation	(370,241)

Net Unrealized Appreciation	$7,174,917

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$3,144,291	$—	$—	$3,144,291
Affiliated Investment Companies	74,480,085	—	—	74,480,085

Total Investments, at value	$77,624,376	$—	$—	$77,624,376

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

39

ING INDEX SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

-	EXCHANGE-TRADED FUNDS: 3.7%
2,888	Vanguard Emerging Markets ETF	$139,057	3.7
	Total Exchange-Traded Funds (Cost $120,727)	139,057	3.7

	AFFILIATED INVESTMENT COMPANIES: 96.3%
123,596	ING International Index Portfolio - Class I	1,055,507	28.3
131,189	ING Russell™ Large Cap Index Portfolio - Class I	1,269,905	34.1
64,471	ING Russell™ Mid Cap Index Portfolio - Class I	745,926	20.0
33,054	ING Russell™ Small Cap Index Portfolio - Class I	407,885	10.9
10,518	ING U.S. Bond Index Portfolio - Class I	112,968	3.0
	Total Affiliated Investment Companies (Cost $3,269,368)	3,592,191	96.3

	Total Investments in Securities (Cost $3,390,095)*	$3,731,248	100.0
	Other Assets and Liabilities - Net	(1,064)	—

	Net Assets	$3,730,184	100.0

*	Cost for federal income tax purposes is $3,426,457.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$342,226
Gross Unrealized Depreciation	(37,435)

Net Unrealized Appreciation	$304,791

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Exchange-Traded Funds	$139,057	$—	$—	$139,057
Affiliated Investment Companies	3,592,191	—	—	3,592,191

Total Investments, at value	$3,731,248	$—	$—	$3,731,248

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING Index Solution Income Portfolio
Class ADV	NII	$0.1061
Class I	NII	$0.1223
Class S	NII	$0.1130
Class S2	NII	$0.1212
Class T	NII	$0.0556
All Classes	STCG	$0.0977
All Classes	LTCG	$0.0011

ING Index Solution 2015 Portfolio
Class ADV	NII	$0.0432
Class I	NII	$0.0621
Class S	NII	$0.0546
Class S2	NII	$0.0619
Class T	NII	$0.0005
All Classes	STCG	$0.0390
All Classes	LTCG	$0.0639

ING Index Solution 2025 Portfolio
Class ADV	NII	$0.0102
Class I	NII	$0.0268
Class S	NII	$0.0204
Class S2	NII	$0.0268
Class T	NII	$—
All Classes	STCG	$0.0012
All Classes	LTCG	$0.0152

ING Index Solution 2035 Portfolio
Class ADV	NII	$—
Class I	NII	$0.0082
Class S	NII	$0.0046
Class S2	NII	$0.0081
Class T	NII	$—
All Classes	STCG	$0.0013
All Classes	LTCG	$0.0146

ING Index Solution 2045 Portfolio
All Classes	LTCG	$0.0214

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Solution Income Portfolio	0.03%

ING Index Solution 2015 Portfolio	0.10%

ING Index Solution 2025 Portfolio	0.73%

ING Index Solution 2035 Portfolio	4.36%

41

TAX INFORMATION (UNAUDITED) (CONTINUED)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

42

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Director	November 2007 -Present	President, Glantuam Partners, LLC (January 2009 - Present); and Consultant (January 2005 - Present).	138	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation, (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation, (March 2006 - July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 - March 2006).	138	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	138	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 2007 – Present	Retired. Formerly, Partner, Pricewaterhouse Coopers LLP, an accounting firm, until July 2000.	138	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	January 2005 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	138	None.

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	March 2002 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	138	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2006- Present	Consultant (May 2001 - Present).	138	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman and Director	January 2005 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	138	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

43

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are “Interested Persons”:

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	November 2007- Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	138	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews (3)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	November 2007- Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005 - Present); ING Funds Services, LLC(8), ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(9).

(1)

The tenure of each Director is subject to the Board’s retirement policy, which states that each Independent Director shall retire from service as a Director at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table (except for Mr. Mathews), ”Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, Directed Services LLC and the Distributor, ING Investments Distributor, LLC.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

(7)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

44

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	January 2005 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President and Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 ? Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present January 2005 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	January 2005 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 ? Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	January 2005 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

45

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	January 2005 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management -ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management -ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and approve them. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Directors, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory

Contracts for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Directors instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios’ existing Advisory Contract. Among other actions, the Independent Directors: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Directors in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Directors to review and analyze information in connection with their annual renewal of the ING Funds’ contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Directors and the appointment and election of new Directors. In addition, throughout this period the Independent Directors have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fund’s relevant benchmark and/or selected peer groups of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which the Independent Directors request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Directors’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Directors previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s I/B/F IRC reviews benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2011, the Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory Contracts; (6) copies of the Forms ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

Institutional Class (Class I) shares of the Portfolios were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. Class I shares generally were selected so that the Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to mirror the Portfolio’s share class being compared to the funds in the Selected Peer Group.

The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and the I/B/F IRC with their assessment of the investment performance of the Portfolios on an

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Portfolio asset levels as of September 30, 2010. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted a Portfolio would benefit from waivers to fees payable at the Portfolio level, and considered the extent to which economies of scale could effectively be realized through expense reductions resulting from

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

such waivers or breakpoint discounts. In evaluating fee breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports and industry information on this topic.

The Board considered that in recent years many of the Portfolios experienced material declines in assets due to general market declines precipitated by the credit crises and other generally adverse market developments. As a result of these asset declines, the Board considered that there were fewer opportunities for certain of the Portfolios to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from their association with the Portfolios. For each Portfolio, the

Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for many Portfolios from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

At the request of the Board, the Adviser has from time to time agreed to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in fee rates; changes in portfolio managers; and strategy modifications.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reached, at its November 18, 2010 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Index Solution Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s analysis of the negative effect that sector allocation in the underlying index funds in which the Portfolio invests had on the Portfolio’s performance; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying index funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s analysis of the negative effect that sector allocation in the underlying index funds in which the Portfolio invests had on the Portfolio’s performance; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s analysis of the negative effect that sector allocation in the underlying index funds in which the Portfolio invests had on the Portfolio’s performance; and (3) Management would continue to monitor, and the Board or its Investment Review

Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying index funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s analysis of the negative effect that sector allocation in the underlying index funds in which the Portfolio invests had on the Portfolio’s performance; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying index funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and

(3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2008, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s analysis of the negative effect that sector allocation in the underlying index funds in which the Portfolio invests had on the Portfolio’s performance; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying index funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2008, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Index Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fifth (lowest) quintile of its Morningstar category for the most recent calendar quarter.

In analyzing this performance data, the Board took into account: (1) the Portfolio commenced operations in March 2010, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio commenced operations in March 2010, and it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

54

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-UISOL	(1210-021611)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $709,000 for year ended December 31, 2010 and $610,000 for year ended December 31, 2009.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $77,400 for year ended December 31, 2010 and $73,100 for year ended December 31, 2009.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $161,189 in the year ended December 31, 2010 and $150,850 in the year ended December 31, 2009.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 in the year ended December 31, 2010 and $2,500 in the year ended December 31, 2009.

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

6

Last Approved:  September 29, 2010

7

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

8

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

9

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

10

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	Ö		Not to exceed $120,000 during the Pre-Approval Period

11

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

12

Appendix E

Prohibited Non-Audit Services

Dated:            September 29. 2010 to December 31, 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

13

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

14

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,220,728 for year ended December 31, 2010 and $2,106,219 for year ended December 31, 2009.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

15

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

16

Item 6.  Schedule of Investments

Summary Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Partners, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING American Century Small-Mid Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Columbia Small Cap Value Portfolio, ING Davis New York Venture Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING Legg Mason ClearBridge Aggressive Growth Portfolio (formerly, ING Legg Mason Partners Aggressive Growth Portfolio), ING Oppenheimer Global Portfolio, ING Oppenheimer Global Strategic Income Portfolio (formerly, ING Oppenheimer Strategic Income Portfolio), ING PIMCO Total Return Portfolio, ING Pioneer High Yield Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING Templeton Foreign Equity Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified report thereon dated February 24, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

March 7, 2011

PORTFOLIO OF INVESTMENTS
ING American Century Small-Mid Cap Value Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 89.1%
		Consumer Discretionary: 10.9%
10,300	@	Aeropostale, Inc.	$253,792
14,900		American Eagle Outfitters	217,987
10,700	@	Arctic Cat, Inc.	156,648
3,000	@	Bally Technologies, Inc.	126,570
41,300	@	Belo Corp.	292,404
22,000		Best Buy Co., Inc.	754,380
11,800	@	Big Lots, Inc.	359,428
4,600		Bob Evans Farms, Inc.	151,616
15,800		Brinker International, Inc.	329,904
12,700		Brown Shoe Co., Inc.	176,911
7,700	@	Cabela’s, Inc.	167,475
3,800		Cato Corp.	104,158
35,900	@	CEC Entertainment, Inc.	1,393,997
32,800	@	Charming Shoppes, Inc.	116,440
33,900		Christopher & Banks Corp.	208,485
43,300	@	Coldwater Creek, Inc.	137,261
18,100	@	Collective Brands, Inc.	381,910
5,300		Cooper Tire & Rubber Co.	124,974
5,600	@	Core-Mark Holding Co., Inc.	199,304
7,200	L	CSS Industries, Inc.	148,392
15,100	@	Culp, Inc.	156,436
20,600	@	Dana Holding Corp.	354,526
10,700	@	Dress Barn, Inc.	282,694
10,456	@	Entercom Communications Corp.	121,080
86,400	@	Entravision Communications Corp.	222,048
6,200		Ethan Allen Interiors, Inc.	124,062
46,200	@	EW Scripps Co.	468,930
12,500		Finish Line	214,875
15,600		Fred’s, Inc.	214,656
36,700	@, L	Furniture Brands International, Inc.	188,638
28,200		Gannett Co., Inc.	425,538
8,400	@	Genesco, Inc.	314,916
7,959		Genuine Parts Co.	408,615
2,800	L	Group 1 Automotive, Inc.	116,928
10,000		Harte-Hanks, Inc.	127,700
4,300	@	Helen of Troy Ltd.	127,882
18,000		HOT Topic, Inc.	112,860
22,417		International Speedway Corp.	586,653
9,400	@	Jack in the Box, Inc.	198,622
17,200		Jones Group, Inc.	267,288
31,900	@	Journal Communications, Inc.	161,095
11,900	@	Knology, Inc.	185,997
54,600	@	Lin TV Corp.	289,380
99,500		Lowe’s Cos., Inc.	2,495,460
9,400		Mattel, Inc.	239,042
5,500		MDC Holdings, Inc.	158,235
7,300	L	Men’s Wearhouse, Inc.	182,354
31,500	@, L	New York & Co., Inc.	139,230
10,500	@	Orient-Express Hotels Ltd.	136,395
7,500	@	Penske Auto Group, Inc.	130,650
7,700		PEP Boys-Manny Moe & Jack	103,411
20,400		RadioShack Corp.	377,196
10,400	@	Red Robin Gourmet Burgers, Inc.	223,288
6,900		Regis Corp.	114,540
2,300		Rent-A-Center, Inc.	74,244
6,600	@	Ruby Tuesday, Inc.	86,196
24,988		Speedway Motorsports, Inc.	382,816
7,500		Stage Stores, Inc.	130,050
12,600		Standard Motor Products, Inc.	172,620
8,300		Stanley Black & Decker, Inc.	555,021
66,000		Staples, Inc.	1,502,820
8,600	@, L	Systemax, Inc.	121,260
7,900		Target Corp.	475,027
25,200	@	Toll Brothers, Inc.	478,800
14,100	@	True Religion Apparel, Inc.	313,866
3,900	@	Vail Resorts, Inc.	202,956
10,400		Whirlpool Corp.	923,832
			21,192,764
		Consumer Staples: 6.8%
11,500		Clorox Co.	727,720
91,678		ConAgra Foods, Inc.	2,070,089

39,900		CVS Caremark Corp.	1,387,323
9,200		Farmer Bros Co.	163,760
25,700		General Mills, Inc.	914,663
28,000		HJ Heinz Co.	1,384,880
35,900		Kellogg Co.	1,833,772
37,823		Kimberly-Clark Corp.	2,384,362
14,000	@	Prestige Brands Holdings, Inc.	167,300
10,300	@	Primo Water Corp.	146,363
5,200	@	Ralcorp Holdings, Inc.	338,052
2,900		Ruddick Corp.	106,836
6,600	@, L	Seneca Foods Corp.	178,068
13,200		Sysco Corp.	388,080
5,200	@	TreeHouse Foods, Inc.	265,668
4,400	L	Village Super Market	145,200
2,100		WD-40 Co.	84,588
9,900		Weis Markets, Inc.	399,267
			13,085,991
		Energy: 8.3%
2,100	@	Alpha Natural Resources, Inc.	126,063
9,600		Baker Hughes, Inc.	548,832
7,100		Berry Petroleum Co.	310,270
6,200	@	Bill Barrett Corp.	255,006
4,400	@	Bristow Group, Inc.	208,340
43,900	@	Cal Dive International, Inc.	248,913
14,200		Devon Energy Corp.	1,114,842
34,100	@	DHT Maritime, Inc.	158,565
3,700		EOG Resources, Inc.	338,217
42,597		EQT Corp.	1,910,049
3,300	@	Forest Oil Corp.	125,301
19,100	@	Frontier Oil Corp.	343,991
17,700	@	Global Industries Ltd.	122,661
10,900	@, L	Goodrich Petroleum Corp.	192,276
15,400	@	Helix Energy Solutions Group, Inc.	186,956
6,000		Hugoton Royalty Trust	123,120
78,700		Imperial Oil Ltd.	3,211,954
20,200	@	Key Energy Services, Inc.	262,196
15,300		Murphy Oil Corp.	1,140,615
5,100		Noble Energy, Inc.	439,008
17,600	L	Nordic American Tanker Shipping	457,952
12,900	@	North American Energy Partners, Inc.	158,154
19,472	L	Overseas Shipholding Group	689,698
21,400		Penn Virginia Corp.	359,948
4,300	@	Petroleum Development Corp.	181,503
3,200	@	Rosetta Resources, Inc.	120,448
3,400	@	Rowan Cos., Inc.	118,694
25,000	@	SandRidge Energy, Inc.	183,000
16,500	@	Southwestern Energy Co.	617,595
18,200		Spectra Energy Partners L.P.	597,870
3,600	@	Superior Energy Services	125,964
9,600	@	Swift Energy Co.	375,840
31,000	@	Tetra Technologies, Inc.	367,970
5,400	@	Unit Corp.	250,992
8,000	L	W&T Offshore, Inc.	142,960
			16,115,763
		Financials: 20.6%
22,800		ACE Ltd.	1,419,300
34,900		Allstate Corp.	1,112,612
16,500		Alterra Capital Holdings Ltd.	357,060
10,400		American Equity Investment Life Holding Co.	130,520
6,300	L	American National Bankshares I	148,365
39,500		AON Corp.	1,817,395
32,800		Apollo Investment Corp.	363,096
17,300		Ares Capital Corp.	285,104
22,100		Artio Global Investors, Inc.	325,975
16,500	L	Associated Banc-Corp.	249,975
7,400		Baldwin & Lyons, Inc.	174,122
11,300	L	Bancorpsouth, Inc.	180,235
1,500		Blackrock, Inc.	285,870
38,800		Boston Private Financial Holdings, Inc.	254,140
11,700	L	Brookline Bancorp., Inc.	126,945
14,600		Calamos Asset Management, Inc.	204,400
49,061		Capitol Federal Financial, Inc.	584,317
31,100		Charles Schwab Corp.	532,121
14,200		Chubb Corp.	846,888
37,136		Comerica, Inc.	1,568,625
38,401		Commerce Bancshares, Inc.	1,525,672
4,800		Community Bank System, Inc.	133,296
11,500		Compass Diversified Trust	203,435

2,900		Cullen/Frost Bankers, Inc.	177,248
13,000		CVB Financial Corp.	112,710
6,200		East-West Bancorp., Inc.	121,210
13,100		Fifth Street Finance Corp.	159,034
14,200		First Commonwealth Financial Corp.	100,536
13,700		First Financial Holdings, Inc.	157,687
26,200	L	First Financial Northwest, Inc.	105,062
56,359	@	First Horizon National Corp.	663,909
8,900		First Interstate Bancsystem, Inc.	135,636
17,200		First Midwest Bancorp., Inc.	198,144
21,900	L	First Niagara Financial Group, Inc.	306,162
4,973	@	First Republic Bank	144,814
15,700		FirstMerit Corp.	310,703
8,600		Flushing Financial Corp.	120,400
22,100		FNB Corp.	217,022
5,100		Franklin Resources, Inc.	567,171
37,900		Fulton Financial Corp.	391,886
5,200		Hanover Insurance Group, Inc.	242,944
87,689		HCC Insurance Holdings, Inc.	2,537,719
16,200		Hercules Technology Growth Capital, Inc.	167,832
14,820	@	Heritage Financial Corp.	206,294
15,500	@	HFF, Inc.	149,730
116,700		Hudson City Bancorp., Inc.	1,486,758
3,700		IBERIABANK Corp.	218,781
10,200	@	Investment Technology Group, Inc.	166,974
11,459		Kaiser Federal Financial Group, Inc.	132,695
10,000	@	Knight Capital Group, Inc.	137,900
8,600		Lakeland Financial Corp.	184,556
61,876		Marsh & McLennan Cos., Inc.	1,691,690
24,000		Marshall & Ilsley Corp.	166,080
7,300		MB Financial Corp.	126,436
18,000		MCG Capital Corp.	125,460
13,200		Mercer Insurance Group, Inc.	369,468
4,500		National Bankshares, Inc.	141,705
49,305		Northern Trust Corp.	2,731,990
17,100		Old National Bancorp.	203,319
11,800		Oritani Financial Corp.	144,432
12,100	L	Pacific Continental Corp.	121,726
32,400	@	Park Sterling Bank	199,584
17,000		PennantPark Investment Corp.	208,080
117,378		People’s United Financial, Inc.	1,644,466
7,000	@, L	Piper Jaffray Cos.	245,070
5,900		Platinum Underwriters Holdings Ltd.	265,323
25,500	@	PMI Group, Inc.	84,150
3,500	@	ProAssurance Corp.	212,100
11,000		Prospect Capital Corp.	118,800
15,600		Provident Financial Services, Inc.	236,028
6,400		Pzena Investment Management, Inc.	47,040
25,400		Radian Group, Inc.	204,978
10,000		State Street Corp.	463,400
36,900		Sterling Bancshares, Inc.	259,038
22,700		SunTrust Bank	669,877
53,767		Symetra Financial Corp.	736,608
48,900	L	Synovus Financial Corp.	129,096
35,700	@	TradeStation Group, Inc.	240,975
27,223		Transatlantic Holdings, Inc.	1,405,251
26,000		Travelers Cos., Inc.	1,448,460
10,500		Trico Bancshares	169,575
6,100		Trustmark Corp.	151,524
4,900	L	United Bankshares, Inc.	143,080
5,800		United Fire & Casualty Co.	129,456
18,800		UnumProvident Corp.	455,336
4,667	@	Validus Holdings Ltd.	142,857
5,500		Waddell & Reed Financial, Inc.	194,095
10,500		Washington Banking Co.	143,955
9,500		Washington Federal, Inc.	160,740
22,400		Webster Financial Corp.	441,280
20,700		Whitney Holding Corp.	292,905
6,700	L	Wintrust Financial Corp.	221,301
5,200		Zions Bancorp.	125,996
			39,863,715
		Health Care: 7.5%
50,719	@	Alliance Imaging, Inc.	215,049
3,200	@	Almost Family, Inc.	122,944
3,400	@	AMERIGROUP Corp.	149,328
11,200	@	Amsurg Corp.	234,640
2,187		Analogic Corp.	108,278
4,700	@	Assisted Living Concepts, Inc.	152,891

27,401		Beckman Coulter, Inc.	2,061,377
76,800	@	Boston Scientific Corp.	581,376
38,351	@	CareFusion Corp.	985,621
2,500		Chemed Corp.	158,775
3,200	@	Community Health Systems, Inc.	119,584
12,100		Covidien PLC	552,486
23,800	@	Cutera, Inc.	197,302
16,800	@	Health Management Associates, Inc.	160,272
4,000	@, L	ICU Medical, Inc.	146,000
11,200	@	Impax Laboratories, Inc.	225,232
7,700	@	Kindred Healthcare, Inc.	141,449
42,900	@	LifePoint Hospitals, Inc.	1,576,575
7,400		Medicis Pharmaceutical Corp.	198,246
11,100		National Healthcare Corp.	513,597
12,100		Owens & Minor, Inc.	356,103
51,300		Patterson Cos., Inc.	1,571,319
7,700		Pharmaceutical Product Development, Inc.	208,978
37,586	@	Select Medical Holdings Corp.	274,754
6,200	@	Sun Healthcare Group, Inc.	78,492
18,124	@	Symmetry Medical, Inc.	167,647
10,600	@	Talecris Biotherapeutics Holdings Corp.	246,980
10,000	@	US Physical Therapy, Inc.	198,200
6,300		Utah Medical Products, Inc.	168,021
22,800		Young Innovations, Inc.	729,828
36,100	@	Zimmer Holdings, Inc.	1,937,848
			14,539,192
		Industrials: 15.0%
8,000	@	AAR Corp.	219,760
4,200		Actuant Corp.	111,804
2,300		Acuity Brands, Inc.	132,641
4,200	@	Aerovironment, Inc.	112,686
3,600	@	Alaska Air Group, Inc.	204,084
3,900		Alexander & Baldwin, Inc.	156,117
2,500	@, L	Allegiant Travel Co.	123,100
4,658	@	Alliant Techsystems, Inc.	346,695
39,922	@	Altra Holdings, Inc.	792,851
10,300		Apogee Enterprises, Inc.	138,741
5,800		Arkansas Best Corp.	159,036
7,600		Barnes Group, Inc.	157,092
42,400	@	Beacon Roofing Supply, Inc.	757,688
5,400		Belden CDT, Inc.	198,828
11,400		Brady Corp.	371,754
6,300		Briggs & Stratton Corp.	124,047
8,300		Brink’s Co.	223,104
10,700		CDI Corp.	198,913
4,000	@	Ceradyne, Inc.	126,120
26,100		Cintas Corp.	729,756
9,100	@	Colfax Corp.	167,531
9,500		Comfort Systems USA, Inc.	125,115
33,100		Curtiss-Wright Corp.	1,098,920
27,800	@	Diana Shipping, Inc.	334,156
5,900		Douglas Dynamics, Inc.	89,385
10,300		Dynamic Materials Corp.	232,471
11,800	@	EMCOR Group, Inc.	341,964
15,000		Encore Wire Corp.	376,200
2,600	@	Esterline Technologies Corp.	178,334
3,100		Freightcar America, Inc.	89,714
3,600		GATX Corp.	127,008
15,100	@, L	Genco Shipping & Trading Ltd.	217,440
33,500		Granite Construction, Inc.	918,905
3,400	@	Griffon Corp.	43,316
31,600		Harsco Corp.	894,912
8,500	L	Heidrick & Struggles International, Inc.	243,525
24,842		Hubbell, Inc.	1,493,749
9,200		IESI-BFC Ltd.	223,560
21,300		ITT Corp.	1,109,943
45,200	@, L	JetBlue Airways Corp.	298,772
5,800		Kaman Corp.	168,606
37,134		Kaydon Corp.	1,512,096
11,300	@	Kforce, Inc.	182,834
13,400	@	Korn/Ferry International	309,674
9,300		Lawson Products	231,477
2,900		Lincoln Electric Holdings, Inc.	189,283
20,700		LSI Industries, Inc.	175,122
18,100	@	Mistras Group, Inc.	243,988
6,300	@	Moog, Inc.	250,740
15,300		Mueller Industries, Inc.	500,310
56,700		Mueller Water Products, Inc.	236,439

4,200	@	Old Dominion Freight Line	134,358
6,700	@	Orbital Sciences Corp.	114,771
4,600	@	Oshkosh Truck Corp.	162,104
29,200	@, L	Pike Electric Corp.	250,536
23,000		Pitney Bowes, Inc.	556,140
2,100		Regal-Beloit Corp.	140,196
115,817		Republic Services, Inc.	3,458,296
6,700	L	Robbins & Myers, Inc.	239,726
3,600		Simpson Manufacturing Co., Inc.	111,276
6,400		Skywest, Inc.	99,968
35,500		Southwest Airlines Co.	460,790
17,100	@	SYKES Enterprises, Inc.	346,446
36,900	@	Thomas & Betts Corp.	1,782,270
3,100		Towers Watson & Co.	161,386
5,900		Tredegar Corp.	114,342
1,800		Triumph Group, Inc.	160,938
32,700		Tyco International Ltd.	1,355,088
16,600		US Ecology, Inc.	288,508
5,600		UTI Worldwide, Inc.	118,720
22,232		Waste Management, Inc.	819,694
1,900	@	Wesco International, Inc.	100,320
			28,966,179
		Information Technology: 7.4%
115,900		Applied Materials, Inc.	1,628,395
7,500		Automatic Data Processing, Inc.	347,100
8,700		Bel Fuse, Inc.	207,930
10,600	@	Benchmark Electronics, Inc.	192,496
5,300	@	Blue Coat Systems, Inc.	158,311
14,089	@	Booz Allen Hamilton Holding Corp.	273,749
1,789	@	CACI International, Inc.	95,533
84,800	@	Cadence Design Systems, Inc.	700,448
3,000	L	Cass Information Systems, Inc.	113,820
2,500	@	Coherent, Inc.	112,850
10,500	@	Compuware Corp.	122,535
4,300	@	Cymer, Inc.	193,801
7,400	@	DG FastChannel, Inc.	213,712
10,300		DST Systems, Inc.	456,805
18,500	@	Electro Scientific Industries, Inc.	296,555
16,200	@	Electronics for Imaging	231,822
66,600	@	Emulex Corp.	776,556
35,900	@	Integrated Device Technology, Inc.	239,094
29,300	@	Internap Network Services Corp.	178,144
14,100		Intersil Corp.	215,307
12,600	@	Lawson Software, Inc.	116,550
3,200		Littelfuse, Inc.	150,592
12,200		Methode Electronics, Inc.	158,234
4,400	@	MKS Instruments, Inc.	107,756
39,189		Molex, Inc.	890,374
14,600		National Semiconductor Corp.	200,896
8,000	@	NCR Corp.	122,960
3,700	@	Netgear, Inc.	124,616
6,700	@	NeuStar, Inc.	174,535
3,230	@	Novatel Wireless, Inc.	30,847
12,900	@	Parametric Technology Corp.	290,637
7,500		Park Electrochemical Corp.	225,000
11,700	@	PC Connection, Inc.	103,662
12,700	@	Plexus Corp.	392,938
3,100	@	Polycom, Inc.	120,838
21,500	@	Quest Software, Inc.	596,410
6,100	@	Rogers Corp.	233,325
48,100	@	S1 Corp.	331,890
21,000	@, L	Sigma Designs, Inc.	297,570
9,600	@	Standard Microsystems Corp.	276,768
4,300	@	Synopsys, Inc.	115,713
3,300	@	Tech Data Corp.	145,266
31,700		Tellabs, Inc.	214,926
58,400	@	Teradyne, Inc.	819,936
20,400		Total System Services, Inc.	313,752
6,900	@	Varian Semiconductor Equipment Associates, Inc.	255,093
15,100	@	Verigy Ltd.	196,602
16,000	@, L	Websense, Inc.	324,000
20,000	@	Zoran Corp.	176,000
			14,262,649
		Materials: 4.4%
5,700		A Schulman, Inc.	130,473
3,000		Arch Chemicals, Inc.	113,790
49,783		Bemis Co.	1,625,913
2,700	@	Brush Engineered Materials, Inc.	104,328

8,800	@	Century Aluminum Co.	136,664
11,000	@	Coeur d’Alene Mines Corp.	300,520
11,100		Commercial Metals Co.	184,149
2,600		Cytec Industries, Inc.	137,956
7,700	@	Georgia Gulf Corp.	185,262
3,200		Haynes International, Inc.	133,856
8,500		HB Fuller Co.	174,420
31,100	@, L	Hecla Mining Co.	350,185
3,400	@	Intrepid Potash, Inc.	126,786
2,600		Kaiser Aluminum Corp.	130,234
1,300		Martin Marietta Materials, Inc.	119,912
25,400		MeadWestvaco Corp.	664,464
11,005		Minerals Technologies, Inc.	719,837
17,324		Newmont Mining Corp.	1,064,213
5,700		Olin Corp.	116,964
5,300	@	OM Group, Inc.	204,103
9,900		PH Glatfelter Co.	121,473
2,200		Royal Gold, Inc.	120,186
4,000	@	RTI International Metals, Inc.	107,920
2,100		Schnitzer Steel Industries, Inc.	139,419
4,700		Sensient Technologies Corp.	172,631
6,500		Silgan Holdings, Inc.	232,765
8,300		Sonoco Products Co.	279,461
4,100		Texas Industries, Inc.	187,698
18,400	@	Thompson Creek Metals Co., Inc.	270,848
6,900		Worthington Industries	126,960
			8,483,390
		Telecommunication Services: 1.4%
6,600		Atlantic Tele-Network, Inc.	253,044
22,700		Consolidated Communications Holdings, Inc.	438,110
186,200		Qwest Communications International, Inc.	1,416,982
12,200		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	424,540
16,601		Windstream Corp.	231,418
			2,764,094
		Utilities: 6.8%
24,000		AGL Resources, Inc.	860,400
18,434		American Electric Power Co., Inc.	663,255
9,300		Artesian Resources Corp.	176,235
5,200		Atmos Energy Corp.	162,240
7,300		Avista Corp.	164,396
4,300		Black Hills Corp.	129,000
9,800		Central Vermont Public Service Corp.	214,228
4,600		Chesapeake Utilities Corp.	190,992
7,400		Consolidated Edison, Inc.	366,818
24,151		Great Plains Energy, Inc.	468,288
9,533		Idacorp, Inc.	352,530
22,600		MDU Resources Group, Inc.	458,102
32,896		Northeast Utilities	1,048,724
4,900		NorthWestern Corp.	141,267
112,700		NV Energy, Inc.	1,583,435
31,700		Pacific Gas & Electric Co.	1,516,528
52,015		Portland General Electric Co.	1,128,726
2,091		Southwest Gas Corp.	76,677
7,300	L	Unitil Corp.	166,002
67,726		Westar Energy, Inc.	1,703,986
5,300		WGL Holdings, Inc.	189,581
6,884		Wisconsin Energy Corp.	405,192
46,600		Xcel Energy, Inc.	1,097,430
			13,264,032
		Total Common Stock (Cost $150,706,333)	172,537,769

REAL ESTATE INVESTMENT TRUSTS: 5.4%
		Financials: 5.4%
6,700		American Campus Communities, Inc.	212,792
19,517		Annaly Capital Management, Inc.	349,745
18,700	@	Ashford Hospitality Trust, Inc.	180,455
18,400		Associated Estates Realty Corp.	281,336
41,400		Capstead Mortgage Corp.	521,226
13,800		CBL & Associates Properties, Inc.	241,500
82,800		Chimera Investment Corp.	340,308
4,600		CommonWealth REIT	117,346
32,800		DCT Industrial Trust, Inc.	174,168
17,500		Duke Realty Corp.	218,050
19,400	@, L	First Industrial Realty Trust, Inc.	169,944
12,200		First Potomac Realty Trust	205,204
6,600		Getty Realty Corp.	206,448
54,935	L	Government Properties Income Trust	1,471,709

4,000		Hatteras Financial Corp.		121,080
5,600		Healthcare Realty Trust, Inc.		118,552
5,100		Hersha Hospitality Trust		33,660
7,700		Highwoods Properties, Inc.		245,245
17,442		Host Hotels & Resorts, Inc.		311,689
11,600		Inland Real Estate Corp.		102,080
7,100		Kilroy Realty Corp.		258,937
25,700		Lexington Realty Trust		204,315
9,300		Medical Properties Trust, Inc.		100,719
31,800		MFA Mortgage Investments, Inc.		259,488
3,800		National Health Investors, Inc.		171,076
10,600	L	National Retail Properties, Inc.		280,900
7,200		Omega Healthcare Investors, Inc.		161,568
83,268	L	Piedmont Office Realty Trust, Inc.		1,677,018
3,100		PS Business Parks, Inc.		172,732
7,100		Sabra Healthcare REIT, Inc.		130,640
2,400		Saul Centers, Inc.		113,640
7,400		Urstadt Biddle Properties, Inc.		143,930
4,300		Washington Real Estate Investment Trust		133,257
43,181		Weyerhaeuser Co.		817,416
9,400		Winthrop Realty Trust		120,226

		Total Real Estate Investment Trusts (Cost $8,912,503)		10,368,399

EXCHANGE-TRADED FUNDS: 2.7%
		Exchange-Traded Funds: 2.7%
9,500		iShares Russell 2000 Index Fund		743,185
21,200		iShares Russell 2000 Value Index Fund		1,507,108
67,500		iShares Russell Midcap Value Index Fund		3,038,175

		Total Exchange-Traded Funds (Cost $4,991,103)		5,288,468

PREFERRED STOCK: 1.5%
		Consumer Discretionary: 0.2%
1,600	P	Callaway Golf Co.		211,472
128	#	LodgeNet Interactive Corp.		180,160
				391,632
		Consumer Staples: 0.1%
179	P	Universal Corp.		179,045
				179,045
		Financials: 1.2%
29,914		Aspen Insurance Holdings Ltd.		1,643,176
5,053	P	DuPont Fabros Technology, Inc.		126,123
5,400		Entertainment Properties		151,308
2,900		Lexington Realty Trust		123,888
10,600	P	National Retail Properties		264,152
3,831	P	PS Business Parks, Inc.		96,618
				2,405,265
		Total Preferred Stock (Cost $2,601,133)		2,975,942

		Total Long-Term Investments (Cost $167,211,072)		191,170,578

SHORT-TERM INVESTMENTS: 4.5%
		Mutual Funds: 1.9%
3,797,343		Blackrock Liquidity Funds TempFund Portfolio - Class I		3,797,343

		Total Mutual Funds (Cost $3,797,343)		3,797,343

		Securities Lending Collateral(cc): 2.6%
4,845,859		BNY Mellon Overnight Government Fund (1)		4,845,859
151,202	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		120,962

		Total Securities Lending Collateral (Cost $4,997,061)		4,966,821

		Total Short-Term Investments (Cost $8,794,404)		8,764,164

		Total Investments in Securities (Cost $176,005,476) *	103.2%	$199,934,742
		Other Assets and Liabilities - Net	(3.2)	(6,199,459)
		Net Assets	100.0%	$193,735,283

@	Non-income producing security

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Baron Small Cap Growth Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 92.4%
		Consumer Discretionary: 26.9%
605,000		Anhanguera Educacional Participacoes SA	$14,578,313
80,000	@	Blue Nile, Inc.	4,564,800
70,000	@	Carmax, Inc.	2,231,600
540,000		Choice Hotels International, Inc.	20,665,802
325,000		DeVry, Inc.	15,593,500
575,000	@	Dick’s Sporting Goods, Inc.	21,562,500
159,526	@	J Crew Group, Inc.	6,881,952
165,000	@	Lamar Advertising Co.	6,573,600
672,500	@	LKQ Corp.	15,279,200
130,000	@	Lumber Liquidators	3,238,300
95,000	@	Mohawk Industries, Inc.	5,392,200
239,000		Morningstar, Inc.	12,686,120
503,000	@	New York Times Co.	4,929,400
123,000	@	Panera Bread Co.	12,448,830
200,000	@	Peet’s Coffee & Tea, Inc.	8,348,000
420,000	@	Penn National Gaming, Inc.	14,763,000
135,000	@	Penske Auto Group, Inc.	2,351,700
10,000		Polo Ralph Lauren Corp.	1,109,200
63,750		Strayer Education, Inc.	9,704,025
260,000	@	Under Armour, Inc.	14,258,400
475,000	@	Vail Resorts, Inc.	24,719,000
47,169		Wynn Resorts Ltd.	4,898,029
			226,777,471
		Consumer Staples: 6.0%
114,000		Church & Dwight Co., Inc.	7,868,280
215,000		Diamond Foods, Inc.	11,433,700
655,000	@	Dole Food Co., Inc.	8,849,050
144,379	@	Ralcorp Holdings, Inc.	9,386,079
58,000	@	Seneca Foods Corp.	1,564,840
190,000	@	TreeHouse Foods, Inc.	9,707,100
35,000	@	Whole Foods Market, Inc.	1,770,650
			50,579,699
		Energy: 11.2%
250,000	@	Brigham Exploration Co.	6,810,000
112,575		CARBO Ceramics, Inc.	11,656,016
96,933	@	Concho Resources, Inc.	8,498,116
200,000	@	Core Laboratories NV	17,810,000
355,000	@	Denbury Resources, Inc.	6,776,950
160,000		Helmerich & Payne, Inc.	7,756,800
24,719	@	Oasis Petroleum, Inc.	670,379
115,000	@	SEACOR Holdings, Inc.	11,625,350
192,500		SM Energy Co.	11,344,025
400,000		Southern Union Co.	9,628,000
69,293	@	Targa Resources Corp.	1,857,745
			94,433,381
		Financials: 7.8%
65,000	@	Arch Capital Group Ltd.	5,723,250
55,000	@	CB Richard Ellis Group, Inc.	1,126,400
175,000		Cohen & Steers, Inc.	4,567,500
216,500		Eaton Vance Corp.	6,544,795
131,000	@	Financial Engines, Inc.	2,597,730
9,194	@	Green Dot Corp.	521,668
400,000	@	Interactive Brokers Group, Inc.	7,128,000
160,000		Jefferies Group, Inc.	4,260,800
622,440	@	MSCI, Inc. - Class A	24,250,262
153,965	@	Netspend Holdings, Inc.	1,973,831
295,000		Primerica, Inc.	7,153,750
			65,847,986
		Health Care: 13.3%
130,000	@	Allscripts Healthcare Solutions, Inc.	2,505,100
400,000	@	AMERIGROUP Corp.	17,568,000
95,246		Chemed Corp.	6,049,073
400,000	@	Community Health Systems, Inc.	14,948,000
200,000	@	Edwards Lifesciences Corp.	16,168,000
175,000	@	Gen-Probe, Inc.	10,211,250
160,000	@	Idexx Laboratories, Inc.	11,075,200
135,000	@	Mettler Toledo International, Inc.	20,413,350
20,000	@	Neogen Corp.	820,600
105,000		Techne Corp.	6,895,350
240,000	@	VCA Antech, Inc.	5,589,600
			112,243,523

		Industrials: 11.1%
275,000	@	Aecom Technology Corp.		7,691,750
275,000	@	Copart, Inc.		10,271,250
120,000	@	CoStar Group, Inc.		6,907,200
504,261	@	Generac Holdings, Inc.		8,153,900
350,000	@	Genesee & Wyoming, Inc.		18,532,500
60,000		Landstar System, Inc.		2,456,400
250,000	@	Mistras Group, Inc.		3,370,000
115,000		MSC Industrial Direct Co.		7,439,350
125,000	@	Polypore International, Inc.		5,091,250
410,000		Ritchie Brothers Auctioneers, Inc.		9,450,500
400,000	@	Tetra Tech, Inc.		10,024,000
50,000		Valmont Industries, Inc.		4,436,500
				93,824,600
		Information Technology: 11.4%
125,225	@	Advent Software, Inc.		7,253,032
250,000	@	Ansys, Inc.		13,017,500
85,000	@	Blackboard, Inc.		3,510,500
49,368	@	Booz Allen Hamilton Holding Corp.		959,220
135,000	@	Concur Technologies, Inc.		7,010,550
120,000	@	Equinix, Inc.		9,751,200
85,000		Factset Research Systems, Inc.		7,969,600
430,000	@	Gartner, Inc.		14,276,000
230,500		Pegasystems, Inc.		8,443,215
200,000	@	SS&C Technologies Holdings, Inc.		4,102,000
99,500		Totvs S.A.		10,129,819
190,000	@	WebMD Health Corp.		9,701,400
				96,124,036
		Materials: 2.7%
79,918	@	Intrepid Potash, Inc.		2,980,142
389,977	@	Molycorp, Inc.		19,459,852
				22,439,994
		Telecommunication Services: 0.8%
151,764	@	SBA Communications Corp.		6,213,218
				6,213,218
		Utilities: 1.2%
160,000		ITC Holdings Corp.		9,916,800
				9,916,800
		Total Common Stock (Cost $488,830,903)		778,400,708

REAL ESTATE INVESTMENT TRUSTS: 3.5%
		Financials: 3.5%
24,300		Alexander’s, Inc.		10,018,404
100,000		Alexandria Real Estate Equities, Inc.		7,326,000
85,000		American Campus Communities, Inc.		2,699,600
490,500		Douglas Emmett, Inc.		8,142,300
70,000		LaSalle Hotel Properties		1,848,000

		Total Real Estate Investment Trusts (Cost $21,366,802)		30,034,304

		Total Long-Term Investments (Cost $510,197,705)		808,435,012

SHORT-TERM INVESTMENTS: 7.1%
		Mutual Funds: 7.1%
59,409,221		Blackrock Liquidity Funds TempFund Portfolio - Class I		59,409,221

		Total Short-Term Investments (Cost $59,409,221)		59,409,221

		Total Investments in Securities (Cost $569,606,926) *	103.0%	$867,844,233
		Other Assets and Liabilities - Net	(3.0)	(25,112,632)
		Net Assets	100.0%	$842,731,601

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Columbia Small Cap Value Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 92.0%
		Consumer Discretionary: 10.6%
22,000		Columbia Sportswear Co.	$1,326,600
74,000		Cooper Tire & Rubber Co.	1,744,920
14,627	@	Core-Mark Holding Co., Inc.	520,575
117,000	@	Dana Holding Corp.	2,013,570
136,000	@	Domino’s Pizza, Inc.	2,169,200
98,000		Finish Line	1,684,620
46,000		Foot Locker, Inc.	902,520
47,000	@	Genesco, Inc.	1,762,030
78,000	@	Helen of Troy Ltd.	2,319,720
108,000	@	Pier 1 Imports, Inc.	1,134,000
88,000		Sonic Automotive, Inc.	1,165,120
295,000		Stewart Enterprises, Inc.	1,973,550
29,000	@	Tenneco, Inc.	1,193,640
118,000	@	Texas Roadhouse, Inc.	2,026,060
115,000	@	Tower International, Inc.	2,034,350
			23,970,475
		Consumer Staples: 2.9%
150,000	@	Dean Foods Co.	1,326,000
63,000		Nu Skin Enterprises, Inc.	1,906,380
75,000	@	Pantry, Inc.	1,489,500
55,137	@	Prestige Brands Holdings, Inc.	658,887
28,500		Ruddick Corp.	1,049,940
			6,430,707
		Energy: 7.3%
46,000	@	Bill Barrett Corp.	1,891,980
68,000	@	Hornbeck Offshore Services, Inc.	1,419,840
230,000	@	ION Geophysical Corp.	1,950,400
104,000	@	Key Energy Services, Inc.	1,349,920
57,000	@	Knightsbridge Tankers Ltd.	1,269,390
27,000	@	Oil States International, Inc.	1,730,430
15,000		Overseas Shipholding Group	531,300
113,000	@	Patriot Coal Corp.	2,188,810
80,000	@	Stone Energy Corp.	1,783,200
62,000	@	Swift Energy Co.	2,427,300
			16,542,570
		Financials: 20.8%
64,000		Alterra Capital Holdings Ltd.	1,384,960
70,000		American Equity Investment Life Holding Co.	878,500
100,000		Apollo Investment Corp.	1,107,000
46,000		Argo Group International Holdings Ltd.	1,722,700
64,000		Assured Guaranty Ltd.	1,132,800
82,000		Community Bank System, Inc.	2,277,140
75,000		Delphi Financial Group	2,163,000
90,000		East-West Bancorp., Inc.	1,759,500
90,000		First Niagara Financial Group, Inc.	1,258,200
40,500		IBERIABANK Corp.	2,394,765
80,000		Independent Bank Corp.	2,164,000
170,000		MCG Capital Corp.	1,184,900
205,000	@	MGIC Investment Corp.	2,088,950
137,000	@	National Financial Partners Corp.	1,835,800
163,000		Northwest Bancshares, Inc.	1,916,880
130,000	@	Ocwen Financial Corp.	1,240,200
91,343		Oritani Financial Corp.	1,118,038
45,000		Platinum Underwriters Holdings Ltd.	2,023,650
54,000		Prosperity Bancshares, Inc.	2,121,120
205,000		Radian Group, Inc.	1,654,350
84,893		Sandy Spring Bancorp, Inc.	1,564,578
202,000		Sterling Bancorp.	2,114,940
210,000		Sterling Bancshares, Inc.	1,474,200
26,000	@	Stifel Financial Corp.	1,613,040
25,451	@	SVB Financial Group	1,350,176
104,000		Symetra Financial Corp.	1,424,800
91,000	@	Texas Capital Bancshares, Inc.	1,935,570
163,000		Umpqua Holdings Corp.	1,985,340
			46,889,097
		Health Care: 5.4%
80,500	@	Centene Corp.	2,039,870
81,000	@	Conmed Corp.	2,140,830
21,000		Cooper Cos., Inc.	1,183,140
78,000	@	Healthspring, Inc.	2,069,340
71,121		Invacare Corp.	2,145,009

140,000	@	Kindred Healthcare, Inc.	2,571,799
			12,149,988
		Industrials: 19.9%
19,500	@	Advisory Board Co.	928,785
28,000	@	Alaska Air Group, Inc.	1,587,320
106,000	@	ArvinMeritor, Inc.	2,175,120
35,000	@	Atlas Air Worldwide Holdings, Inc.	1,954,050
90,000		Barnes Group, Inc.	1,860,300
56,000		Brady Corp.	1,826,160
90,000	@	CBIZ, Inc.	561,600
270,000	@	Cenveo, Inc.	1,441,800
101,000		Deluxe Corp.	2,325,020
59,000	@	EMCOR Group, Inc.	1,709,820
34,000	@	Esterline Technologies Corp.	2,332,060
16,500		Gardner Denver, Inc.	1,135,530
74,000	@	Geo Group, Inc.	1,824,840
112,000		Houston Wire & Cable Co.	1,505,280
86,662		IESI-BFC Ltd.	2,105,887
124,000	@	Navigant Consulting, Inc.	1,140,800
210,000	@	SatCon Technology Corp.	945,000
130,000	@	SFN Group, Inc.	1,268,800
68,373	@	Sterling Construction Co., Inc.	891,584
84,000		Textainer Group Holdings Ltd.	2,393,160
110,000	@	Titan Machinery, Inc.	2,123,000
61,700		Trinity Industries, Inc.	1,641,837
116,000	@	United Rentals, Inc.	2,639,000
34,500	@	United Stationers, Inc.	2,201,445
80,000	@	US Airways Group, Inc.	800,800
200,000	@	Wabash National Corp.	2,370,000
52,000		Werner Enterprises, Inc.	1,175,200
			44,864,198
		Information Technology: 14.6%
74,000	@	Acxiom Corp.	1,269,100
32,000	@	Anixter International, Inc.	1,911,360
70,000	@	Ariba, Inc.	1,644,300
118,000	@	Cardtronics, Inc.	2,088,600
92,000	@	Ciena Corp.	1,936,600
121,500	@	Cirrus Logic, Inc.	1,941,570
130,000	@	ELSTER GROUP SE - ADR	2,197,000
89,000	@	Fairchild Semiconductor International, Inc.	1,389,290
74,294		iGate Corp.	1,464,335
120,000	@	IXYS Corp.	1,394,400
167,000	@	Kulicke & Soffa Industries, Inc.	1,202,400
193,000	@	Lawson Software, Inc.	1,785,250
185,000	@	Mentor Graphics Corp.	2,220,000
124,000		Micrel, Inc.	1,610,760
39,965	@	NeuStar, Inc.	1,041,088
207,100		Pulse Electronics Corp.	1,101,772
45,000	@	Rofin-Sinar Technologies, Inc.	1,594,800
58,734	@	Rogers Corp.	2,246,576
65,708	@	Standard Microsystems Corp.	1,894,362
90,000	@	Ultra Clean Holdings	837,900
			32,771,463
		Materials: 6.4%
300,000	@	Boise, Inc.	2,379,000
60,000	@	Georgia Gulf Corp.	1,443,600
60,906	@	Graham Packaging Co., Inc.	794,214
78,900	@	Metals USA Holdings Corp.	1,202,436
32,000		Rock-Tenn Co.	1,726,400
23,000	@	Rockwood Holdings, Inc.	899,760
38,000	@	RTI International Metals, Inc.	1,025,240
31,000		Schnitzer Steel Industries, Inc.	2,058,090
26,000		Schweitzer-Mauduit International, Inc.	1,635,920
59,000	@	Solutia, Inc.	1,361,720
			14,526,380
		Telecommunication Services: 0.5%
370,000	@	Cincinnati Bell, Inc.	1,036,000
			1,036,000
		Utilities: 3.6%
70,000		Atmos Energy Corp.	2,184,000
60,000		New Jersey Resources Corp.	2,586,600
36,000		South Jersey Industries, Inc.	1,901,520
54,000		Westar Energy, Inc.	1,358,640
			8,030,760
		Total Common Stock (Cost $161,563,237)	207,211,638

REAL ESTATE INVESTMENT TRUSTS: 8.1%
		Financials: 8.1%
110,000		BioMed Realty Trust, Inc.		2,051,500
160,000		Brandywine Realty Trust		1,864,000
123,000		CBL & Associates Properties, Inc.		2,152,500
69,500		DuPont Fabros Technology, Inc.		1,478,265
140,000	@	First Industrial Realty Trust, Inc.		1,226,400
37,000		Highwoods Properties, Inc.		1,178,450
90,000		LaSalle Hotel Properties		2,376,000
36,000		Mid-America Apartment Communities, Inc.		2,285,640
55,000		Omega Healthcare Investors, Inc.		1,234,200
255,000		U-Store-It Trust		2,430,150

		Total Real Estate Investment Trusts (Cost $14,624,673)		18,277,105

		Total Long-Term Investments (Cost $176,187,910)		225,488,743

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
3,368,174		Blackrock Liquidity Funds TempFund Portfolio - Class I		3,368,174

		Total Short-Term Investments (Cost $3,368,174)		3,368,174

		Total Investments in Securities (Cost $179,556,084) *	101.6%	$228,856,917
		Other Assets and Liabilities - Net	(1.6)	(3,620,823)
		Net Assets	100.0%	$225,236,094

@	Non-income producing security
ADR	American Depositary Receipt

PORTFOLIO OF INVESTMENTS
ING Davis New York Venture Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.0%
		Consumer Discretionary: 5.7%
183,300	@	Bed Bath & Beyond, Inc.	$9,009,195
187,499	@	Carmax, Inc.	5,977,468
5,486	@, R, X	FHC Delaware, Inc.	55
96,700	@	Grupo Televisa S.A. ADR	2,507,431
149,650		Harley-Davidson, Inc.	5,188,366
16,400		Hunter Douglas NV	867,195
84,700	@	Liberty Media Corp. - Interactive - Class A	1,335,719
7,416	@	Liberty Media Corp. - Starz	493,016
136,770		News Corp. - Class A	1,991,371
			27,369,816
		Consumer Staples: 16.7%
151,950		Coca-Cola Co.	9,993,752
287,125		Costco Wholesale Corp.	20,733,296
484,727		CVS Caremark Corp.	16,853,958
64,100		Diageo PLC ADR	4,764,553
123,700		Heineken Holding NV	5,379,646
21,650		Hershey Co.	1,020,798
44,900		Kraft Foods, Inc.	1,414,799
21,830		Mead Johnson Nutrition Co.	1,358,918
27,700		Natura Cosmeticos S.A.	795,791
47,800		Nestle S.A.	2,800,300
90,602		Philip Morris International, Inc.	5,302,935
116,410		Procter & Gamble Co.	7,488,655
77,300		Unilever NV ADR	2,427,220
			80,334,621
		Energy: 15.3%
334,420		Canadian Natural Resources Ltd.	14,854,936
1,938,500		China Coal Energy Co. - Class H	3,023,708
194,320		Devon Energy Corp.	15,256,063
159,200		EOG Resources, Inc.	14,552,472
186,030		Occidental Petroleum Corp.	18,249,543
270,000	@	OGX Petroleo e Gas Participacoes S.A.	3,253,012
12,900		Schlumberger Ltd.	1,077,150
44,276	@	Transocean Ltd.	3,077,625
			73,344,509
		Financials: 27.2%
462,220		American Express Co.	19,838,482
81,330		Ameriprise Financial, Inc.	4,680,541
10,680		AON Corp.	491,387
34,819		Bank of America Corp.	464,485
625,090		Bank of New York Mellon Corp.	18,877,718
94	@	Berkshire Hathaway, Inc. - Class A	11,322,300
62,848		Brookfield Asset Management, Inc. - Class A	2,092,210
16,300		Charles Schwab Corp.	278,893
9,335		Everest Re Group Ltd.	791,795
6,820		Fairfax Financial Holdings Ltd.	2,797,352
75,110	@	GAM Holding AG	1,241,548
16,200		Goldman Sachs Group, Inc.	2,724,192
565,000		Hang Lung Group Ltd.	3,712,143
16,850		JPMorgan Chase & Co.	714,777
133,310		Julius Baer Group Ltd.	6,241,981
365,099		Loews Corp.	14,206,002
1,175	@	Markel Corp.	444,303
131,700		Moody’s Corp.	3,495,318
550,980		Progressive Corp.	10,947,973
90,070		Transatlantic Holdings, Inc.	4,649,413
665,667		Wells Fargo & Co.	20,629,019
			130,641,832
		Health Care: 13.7%
134,568	@	Agilent Technologies, Inc.	5,575,152
80,900		Baxter International, Inc.	4,095,158
51,700		Becton Dickinson & Co.	4,369,684
181,640	@	Express Scripts, Inc.	9,817,642
181,700		Johnson & Johnson	11,238,145
391,615		Merck & Co., Inc.	14,113,805
506,300		Pfizer, Inc.	8,865,313
51,400		Roche Holding AG - Genusschein	7,534,872
			65,609,771
		Industrials: 5.0%
1,281,598		China Merchants Holdings International Co., Ltd.	5,059,014
958,000		China Shipping Development Co., Ltd.	1,275,418
285,250		Iron Mountain, Inc.	7,134,103
25,157		Kuehne & Nagel International AG	3,500,061
96,700	@	LLX Logistica S.A.	275,537
44,040		Lockheed Martin Corp.	3,078,836
109,100	@	PortX Operacoes Portuarias SA	243,832
79,115		Tyco International Ltd.	3,278,526
			23,845,327
		Information Technology: 5.8%
202,000		Activision Blizzard, Inc.	2,512,880
8,099	@	Google, Inc. - Class A	4,810,563
93,200		Hewlett-Packard Co.	3,923,720
213,370		Microsoft Corp.	5,957,290
302,250		Texas Instruments, Inc.	9,823,125
15,400		Visa, Inc.	1,083,852
			28,111,430

		Materials: 8.2%
11,960		Air Products & Chemicals, Inc.	1,087,762
64,500		BHP Billiton PLC	2,594,943
22,300		Martin Marietta Materials, Inc.	2,056,952
98,240		Monsanto Co.	6,841,434
21,485		Potash Corp. of Saskatchewan	3,326,523
19,800		Praxair, Inc.	1,890,306
41,632		Rio Tinto PLC	2,967,585
402,494		Sealed Air Corp.	10,243,472
298,480	@	Sino-Forest Corp.	6,991,450
8,100	@, #	SINO-FOREST CORP. 144A	189,730
32,150		Vulcan Materials Co.	1,426,174
			39,616,331
		Telecommunication Services: 0.4%
36,500		America Movil SA de CV - Series L ADR	2,092,910
			2,092,910
		Total Common Stock (Cost $408,080,259)	470,966,547

Principal Amount

CORPORATE BONDS/NOTES: 0.2%
		Materials: 0.2%
$649,000	#	Sino-Forest Corp., 5.000%, due 08/01/13		$873,716

		Total Corporate Bonds/Notes (Cost $649,000)		873,716

		Total Long-Term Investments (Cost $408,729,259)		471,840,263

SHORT-TERM INVESTMENTS: 2.2%
		Commercial Paper: 2.2%
10,555,000		Societe Generale, 0.110%, due 01/03/11		10,554,903

		Total Short-Term Investments (Cost $10,554,903)		10,554,903

		Total Investments in Securities (Cost $419,284,162) *	100.4%	$482,395,166
		Other Assets and Liabilities - Net	(0.4)	(1,859,270)
		Net Assets	100.0%	$480,535,896

@	Non-income producing security
ADR	American Depositary Receipt
#

 Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING Fidelity® VIP Contrafund® Portfolio	as of December 31, 2010

Shares			Value

MASTER FUND: 100.0%
	100.0%
15,284,532	Fidelity VIP Contrafund Portfolio		$359,033,660

	Total Investments in Master Fund (Cost $367,278,992) *	100.0%	$359,033,660
	Other Assets and Liabilities - Net	0.0	7,032
	Net Assets	100.0%	$359,040,692

PORTFOLIO OF INVESTMENTS
ING Fidelity® VIP Equity-Income Portfolio	as of December 31, 2010

Shares			Value

MASTER FUND: 100.0%
	100.0%
1,304,635	Fidelity VIP Equity-Income Portfolio		$24,461,899

	Total Investments in Master Fund (Cost $22,670,808) *	100.0%	$24,461,899
	Other Assets and Liabilities - Net	(0.0)	(5,699)
	Net Assets	100.0%	$24,456,200

PORTFOLIO OF INVESTMENTS
ING Fidelity® VIP Mid Cap Portfolio	as of December 31, 2010

Shares			Value

MASTER FUND: 100.0%
	100.0%
2,349,308	Fidelity VIP Mid Cap Portfolio		$75,483,257

	Total Investments in Master Fund (Cost $67,740,701) *	100.0%	$75,483,257
	Other Assets and Liabilities - Net	(0.0)	(19,875)
	Net Assets	100.0%	$75,463,382

PORTFOLIO OF INVESTMENTS
ING Index Solution 2015 Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 2.0%
	Exchange-Traded Funds: 2.0%
71,140	Vanguard Emerging Markets ETF		$3,425,391

	Total Exchange-Traded Funds (Cost $3,017,463)		3,425,391

AFFILIATED INVESTMENT COMPANIES: 98.0%
	Affiliated Investment Companies: 98.0%
2,018,395	ING International Index Portfolio - Class I		17,237,094
4,835,027	ING Russell Large Cap Index Portfolio - Class I		46,803,059
873,313	ING Russell Mid Cap Index Portfolio - Class I		10,104,233
271,218	ING Russell Small Cap Index Portfolio - Class I		3,346,829
8,241,855	ING U.S. Bond Index Portfolio - Class I		88,517,518

	Total Affiliated Investment Companies (Cost $158,169,901)		166,008,733

	Total Investments in Securities (Cost $161,187,364) *	100.0%	$169,434,124
	Other Assets and Liabilities - Net	(0.0)	(63,358)
	Net Assets	100.0%	$169,370,766

PORTFOLIO OF INVESTMENTS
ING Index Solution 2025 Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 3.0%
	Exchange-Traded Funds: 3.0%
126,803	Vanguard Emerging Markets ETF		$6,105,564

	Total Exchange-Traded Funds (Cost $5,435,385)		6,105,564

AFFILIATED INVESTMENT COMPANIES: 97.0%
	Affiliated Investment Companies: 97.0%
3,997,865	ING International Index Portfolio - Class I		34,141,765
7,900,349	ING Russell Large Cap Index Portfolio - Class I		76,475,381
2,431,430	ING Russell Mid Cap Index Portfolio - Class I		28,131,648
809,064	ING Russell Small Cap Index Portfolio - Class I		9,983,846
4,349,187	ING U.S. Bond Index Portfolio - Class I		46,710,265

	Total Affiliated Investment Companies (Cost $181,267,073)		195,442,905

	Total Investments in Securities (Cost $186,702,458) *	100.0%	$201,548,469
	Other Assets and Liabilities - Net	(0.0)	(78,812)
	Net Assets	100.0%	$201,469,657

PORTFOLIO OF INVESTMENTS
ING Index Solution 2035 Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 4.0%
	Exchange-Traded Funds: 4.0%
121,606	Vanguard Emerging Markets ETF		$5,855,329

	Total Exchange-Traded Funds (Cost $5,226,342)		5,855,329

AFFILIATED INVESTMENT COMPANIES: 96.0%
	Affiliated Investment Companies: 96.0%
3,554,864	ING International Index Portfolio - Class I		30,358,535
5,536,190	ING Russell Large Cap Index Portfolio - Class I		53,590,322
1,999,856	ING Russell Mid Cap Index Portfolio - Class I		23,138,338
1,048,112	ING Russell Small Cap Index Portfolio - Class I		12,933,708
1,769,046	ING U.S. Bond Index Portfolio - Class I		18,999,552

	Total Affiliated Investment Companies (Cost $126,576,222)		139,020,455

	Total Investments in Securities (Cost $131,802,564) *	100.0%	$144,875,784
	Other Assets and Liabilities - Net	(0.0)	(57,925)
	Net Assets	100.0%	$144,817,859

PORTFOLIO OF INVESTMENTS
ING Index Solution 2045 Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 4.0%
	Exchange-Traded Funds: 4.0%
65,302	Vanguard Emerging Markets ETF		$3,144,291

	Total Exchange-Traded Funds (Cost $2,820,654)		3,144,291

AFFILIATED INVESTMENT COMPANIES: 96.0%
	Affiliated Investment Companies: 96.0%
2,542,290	ING International Index Portfolio - Class I		21,711,155
2,729,304	ING Russell Large Cap Index Portfolio - Class I		26,419,664
1,341,121	ING Russell Mid Cap Index Portfolio - Class I		15,516,767
687,252	ING Russell Small Cap Index Portfolio - Class I		8,480,693
218,976	ING U.S. Bond Index Portfolio - Class I		2,351,806

	Total Affiliated Investment Companies (Cost $67,285,598)		74,480,085

	Total Investments in Securities (Cost $70,106,252) *	100.0%	$77,624,376
	Other Assets and Liabilities - Net	(0.0)	(29,938)
	Net Assets	100.0%	$77,594,438

PORTFOLIO OF INVESTMENTS
ING Index Solution 2055 Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 3.7%
	Exchange-Traded Funds: 3.7%
2,888	Vanguard Emerging Markets ETF		$139,057

	Total Exchange-Traded Funds (Cost $120,727)		139,057

AFFILIATED INVESTMENT COMPANIES: 96.3%
	Affiliated Investment Companies: 96.3%
123,596	ING International Index Portfolio - Class I		1,055,507
131,189	ING Russell Large Cap Index Portfolio - Class I		1,269,905
64,471	ING Russell Mid Cap Index Portfolio - Class I		745,926
33,054	ING Russell Small Cap Index Portfolio - Class I		407,885
10,518	ING U.S. Bond Index Portfolio - Class I		112,968

	Total Affiliated Investment Companies (Cost $3,269,368)		3,592,191

	Total Investments in Securities (Cost $3,390,095) *	100.0%	$3,731,248
	Other Assets and Liabilities - Net	(0.0)	(1,064)
	Net Assets	100.0%	$3,730,184

PORTFOLIO OF INVESTMENTS
ING Index Solution Income Portfolio	as of December 31, 2010

Shares			Value

EXCHANGE-TRADED FUNDS: 2.0%
	Exchange-Traded Funds: 2.0%
72,595	Vanguard Emerging Markets ETF		$3,495,449

	Total Exchange-Traded Funds (Cost $3,049,244)		3,495,449

AFFILIATED INVESTMENT COMPANIES: 98.0%
	Affiliated Investment Companies: 98.0%
1,024,722	ING International Index Portfolio - Class I		8,751,125
3,786,725	ING Russell Large Cap Index Portfolio - Class I		36,655,500
602,543	ING Russell Mid Cap Index Portfolio - Class I		6,971,425
11,154,080	ING U.S. Bond Index Portfolio - Class I		119,794,815

	Total Affiliated Investment Companies (Cost $165,230,454)		172,172,865

	Total Investments in Securities (Cost $168,279,698) *	100.0%	$175,668,314
	Other Assets and Liabilities - Net	(0.0)	(57,671)
	Net Assets	100.0%	$175,610,643

PORTFOLIO OF INVESTMENTS
ING JPMorgan Mid Cap Value Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 92.8%
		Consumer Discretionary: 18.4%
9,550	@	Autozone, Inc.	$2,603,235
76,500	@	Bed Bath & Beyond, Inc.	3,759,975
45,400		Cablevision Systems Corp.	1,536,336
136,000		CBS Corp. - Class B	2,590,800
115,001	@	Clear Channel Outdoor Holdings, Inc.	1,614,614
49,453		Darden Restaurants, Inc.	2,296,597
151,300	@	Dish Network Corp.	2,974,558
100,500		Expedia, Inc.	2,521,545
70,400		Fortune Brands, Inc.	4,241,600
183,600		Gannett Co., Inc.	2,770,524
290,400		Gap, Inc.	6,429,454
59,100		Genuine Parts Co.	3,034,194
62,100		Jarden Corp.	1,917,027
127,500		Macy’s, Inc.	3,225,750
63,206		Marriott International, Inc.	2,625,577
36,900		Omnicom Group	1,690,020
41,800		Phillips-Van Heusen	2,633,818
72,000		Staples, Inc.	1,639,440
47,700		Tiffany & Co.	2,970,279
76,700		TJX Cos., Inc.	3,404,713
2,550	L	Washington Post	1,120,725
48,600		Yum! Brands, Inc.	2,383,830
			59,984,611
		Consumer Staples: 5.6%
38,775		Brown-Forman Corp.	2,699,516
26,200		Dr Pepper Snapple Group, Inc.	921,192
27,000	@	Energizer Holdings, Inc.	1,968,300
72,900		JM Smucker Co.	4,785,885
12,000		Lorillard, Inc.	984,720
42,500	@	Ralcorp Holdings, Inc.	2,762,925
177,700		Safeway, Inc.	3,996,473
			18,119,011
		Energy: 8.6%
146,300	@	CVR Energy, Inc.	2,220,834
65,000		Devon Energy Corp.	5,103,150
209,281		El Paso Corp.	2,879,707
86,200		EQT Corp.	3,865,208
31,674	@	Kinder Morgan Management, LLC	2,118,357
52,200	@	Newfield Exploration Co.	3,764,142
89,600		Teekay Shipping Corp.	2,963,968
212,697		Williams Cos., Inc.	5,257,870
			28,173,236
		Financials: 20.7%
58,500		Ameriprise Financial, Inc.	3,366,675
57,100		AON Corp.	2,627,171
12,800	@	Arch Capital Group Ltd.	1,127,040
100,687	L	Bancorpsouth, Inc.	1,605,958
52,500		BB&T Corp.	1,380,225
159,850		Brookfield Properties Co.	2,802,171
11,000		Capitol Federal Financial, Inc.	131,010
124,361		Cincinnati Financial Corp.	3,941,000
30,900		City National Corp.	1,896,024
30,200		Cullen/Frost Bankers, Inc.	1,845,824
176,100		Fifth Third Bancorp.	2,585,148
157,200		Loews Corp.	6,116,652
18,400	@	LPL Investment Holdings, Inc.	669,208
42,161		M&T Bank Corp.	3,670,115
40,900		Northern Trust Corp.	2,266,269
309,850		Old Republic International Corp.	4,223,256
117,396	@	OneBeacon Insurance Group Ltd.	1,779,723
192,400		People’s United Financial, Inc.	2,695,524
79,100		Principal Financial Group, Inc.	2,575,496
98,300		SunTrust Bank	2,900,833
31,900		Symetra Financial Corp.	437,030
51,000		T. Rowe Price Group, Inc.	3,291,540
54,600		TCF Financial Corp.	808,626
84,400		Transatlantic Holdings, Inc.	4,356,728
144,400		WR Berkley Corp.	3,953,672
123,500		XL Group PLC	2,694,770
75,100		Zions Bancorp.	1,819,673
			67,567,361

		Health Care: 6.0%
46,700		AmerisourceBergen Corp.	1,593,404
62,500		Becton Dickinson & Co.	5,282,500
52,700	@	Community Health Systems, Inc.	1,969,399
90,200	@	Coventry Health Care, Inc.	2,381,280
44,300	@	Humana, Inc.	2,424,982
175,700		Lincare Holdings, Inc.	4,714,031
58,500	@	VCA Antech, Inc.	1,362,465
			19,728,061
		Industrials: 8.8%
32,800	@	Alliant Techsystems, Inc.	2,441,304
59,200		Ametek, Inc.	2,323,600
73,500		Carlisle Cos., Inc.	2,920,890
44,679	@	Cooper Industries PLC	2,604,339
37,100		L-3 Communications Holdings, Inc.	2,615,179
15,600		Regal-Beloit Corp.	1,041,456
195,817		Republic Services, Inc.	5,847,096
39,300		Roper Industries, Inc.	3,003,699
66,041		Snap-On, Inc.	3,736,600
36,200	@	WABCO Holdings, Inc.	2,205,666
			28,739,829
		Information Technology: 5.4%
54,200		Amphenol Corp.	2,860,676
76,800	@	Arrow Electronics, Inc.	2,630,400
110,100		Jack Henry & Associates, Inc.	3,209,415
118,700	@	Synopsys, Inc.	3,194,217
163,800		Tyco Electronics Ltd.	5,798,520
			17,693,228
		Materials: 6.6%
70,508		Albemarle Corp.	3,932,936
70,700		Ball Corp.	4,811,135
46,800		PPG Industries, Inc.	3,934,476
29,600		Rock-Tenn Co.	1,596,920
45,000		Sherwin-Williams Co.	3,768,750
50,800		Sigma-Aldrich Corp.	3,381,248
			21,425,465
		Telecommunication Services: 2.3%
73,800	L	CenturyTel, Inc.	3,407,346
89,387		Telephone & Data Systems, Inc.	2,817,478
95,721		Windstream Corp.	1,334,351
			7,559,175
		Utilities: 10.4%
57,800		American Water Works Co., Inc.	1,461,762
277,100		CMS Energy Corp.	5,154,060
110,800		Energen Corp.	5,347,208
34,400		Northeast Utilities	1,096,672
73,700		NSTAR	3,109,403
72,300		Oneok, Inc.	4,010,481
30,800		Sempra Energy	1,616,384
152,000		Westar Energy, Inc.	3,824,320
65,600		Wisconsin Energy Corp.	3,861,216
189,400		Xcel Energy, Inc.	4,460,370
			33,941,876
		Total Common Stock (Cost $245,350,387)	302,931,853

REAL ESTATE INVESTMENT TRUSTS: 3.3%
		Financials: 3.3%
47,500		HCP, Inc.	1,747,525
81,000		Kimco Realty Corp.	1,461,240
12,300		Public Storage, Inc.	1,247,466
72,600		Regency Centers Corp.	3,066,624
37,276		Vornado Realty Trust	3,106,209

		Total Real Estate Investment Trusts (Cost $8,733,853)	10,629,064

		Total Long-Term Investments (Cost $254,084,240)	313,560,917

SHORT-TERM INVESTMENTS: 6.0%
		Mutual Funds: 4.2%
13,717,697		Blackrock Liquidity Funds TempFund Portfolio - Class I	13,717,697

		Total Mutual Funds (Cost $13,717,697)	13,717,697

		Securities Lending Collateral(cc): 1.8%
5,452,732		BNY Mellon Overnight Government Fund (1)	5,452,732
565,915	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	452,732

Total Securities Lending Collateral (Cost $6,018,647)		5,905,464

Total Short-Term Investments (Cost $19,736,344)		19,623,161

Total Investments in Securities (Cost $273,820,584)*	102.1%	$333,184,078
Other Assets and Liabilities - Net	(2.1)	(6,895,633)
Net Assets	100.0%	$326,288,445

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Legg Mason ClearBridge Aggressive Growth Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 100.8%
		Consumer Discretionary: 20.1%
5,220	@	Ascent Media Corp.	$202,327
646,000		Cablevision Systems Corp.	21,860,640
68,235		CBS Corp. - Class B	1,299,877
184,500	@	Charming Shoppes, Inc.	654,975
143,090		Comcast Corp. — Class A	3,143,687
851,635		Comcast Corp. — Special Class A	17,722,524
157,148	@	DIRECTV	6,274,920
62,205	@	Discovery Communications, Inc. - Class A	2,593,949
62,205	@	Discovery Communications, Inc. - Class C	2,282,301
53,146	@, L	Liberty Global, Inc.	1,880,305
53,003	@	Liberty Global, Inc. - Series C	1,796,272
66,735	@, L	Liberty Media Corp. - Capital Shares A	4,174,942
358,315	@	Liberty Media Corp. - Interactive - Class A	5,650,628
28,710	@	Liberty Media Corp. - Starz	1,908,641
167,750	@	Madison Square Garden, Inc.	4,324,595
61,295		Viacom - Class B	2,427,895
74,460	L	World Wrestling Entertainment, Inc.	1,060,310
			79,258,788
		Energy: 18.8%
437,095		Anadarko Petroleum Corp.	33,289,155
149,919		National Oilwell Varco, Inc.	10,082,053
1,354,430	@	Weatherford International Ltd.	30,881,003
			74,252,211
		Financials: 0.8%
100,750	L	Cohen & Steers, Inc.	2,629,575
1,646		Goldman Sachs Group, Inc.	276,791
			2,906,366
		Health Care: 35.9%
79,830	@	Alkermes, Inc.	980,312
379,420	@	Amgen, Inc.	20,830,158
445,390	@	Biogen Idec, Inc.	29,863,400
212,520	@	BioMimetic Therapeutics, Inc.	2,699,004
235,748		Covidien PLC	10,764,254
526,504	@	Forest Laboratories, Inc.	16,837,598
346,000	@	Genzyme Corp.	24,635,200
70,540	@, L	Isis Pharmaceuticals, Inc.	713,865
51,392		Teva Pharmaceutical Industries Ltd. ADR	2,679,065
666,190		UnitedHealth Group, Inc.	24,056,121
128,813	@	Valeant Pharmaceuticals International, Inc.	3,644,120
124,160	@, L	Vertex Pharmaceuticals, Inc.	4,349,325
			142,052,422
		Industrials: 7.5%
17,870		Fluor Corp.	1,184,066
120,370		L-3 Communications Holdings, Inc.	8,484,881
192,420		Pall Corp.	9,540,184
252,588		Tyco International Ltd.	10,467,247
			29,676,378
		Information Technology: 15.9%
73,870	@	Advent Software, Inc.	4,278,550
87,217	@	Arris Group, Inc.	978,575
116,970	@	Autodesk, Inc.	4,468,254
291,320		Broadcom Corp.	12,686,986
84,200	@, L	Cree, Inc.	5,547,938
19,190	@	Dolby Laboratories, Inc.	1,279,973
52,890	@	DSP Group, Inc.	430,525
192,240		Intel Corp.	4,042,807
203,160	L	Nokia OYJ ADR	2,096,611
259,300	@	Sandisk Corp.	12,928,698
352,356	@	Seagate Technology, Inc.	5,295,911
252,558		Tyco Electronics Ltd.	8,940,553
			62,975,381
		Materials: 1.8%
47,460		Freeport-McMoRan Copper & Gold, Inc.	5,699,471
33,480		Nucor Corp.	1,467,094
			7,166,565
		Total Common Stock (Cost $300,822,266)	398,288,111

SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 0.0%
206,384		Blackrock Liquidity Funds TempFund Portfolio - Class I		206,384

		Total Mutual Funds (Cost $206,384)		206,384

		Securities Lending Collateral(cc): 1.4%
5,344,424		BNY Mellon Overnight Government Fund (1)		5,344,424
154,628	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		123,702

		Total Securities Lending Collateral (Cost $5,499,052)		5,468,126

		Total Short-Term Investments (Cost $5,705,436)		5,674,510

		Total Investments in Securities (Cost $306,527,702)*	102.2%	$403,962,621
		Other Assets and Liabilities - Net	(2.2)	(8,581,934)
		Net Assets	100.0%	$395,380,687

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Global Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 99.0%
		Bermuda: 0.9%
747,210		XL Group PLC	$16,304,122
			16,304,122
		Brazil: 2.0%
576,000		Cia de Bebidas das Americas ADR	17,873,280
552,310		Embraer SA ADR	16,237,914
			34,111,194
		Finland: 0.9%
491,000		Fortum OYJ	14,810,252
			14,810,252
		France: 5.0%
198,848		LVMH Moet Hennessy Louis Vuitton S.A.	32,751,197
200,296		Societe Generale	10,777,294
256,414		Technip S.A.	23,701,247
362,784		Total S.A.	19,322,793
			86,552,531
		Germany: 9.0%
191,160		Allianz AG	22,712,809
221,110		Bayer AG	16,390,299
435,474		Bayerische Motoren Werke AG - Preference Shares	22,390,418
47,078		Bayerische Motoren Werke AG	3,709,136
75,093		Linde AG	11,360,021
568,907		SAP AG	29,015,773
413,269		Siemens AG	51,193,549
			156,772,005
		India: 2.2%
390,980		Infosys Technologies Ltd.	30,066,853
1,576,003	@	Wire and Wireless India Ltd.	429,964
307,844	@	Zee Learn Ltd.	189,326
2,462,752		Zee Telefilms Ltd.	8,108,607
			38,794,750
		Italy: 2.2%
1,079,000	L	Bulgari S.p.A.	11,681,645
261,800	L	Lottomatica S.p.A.	3,255,629
425,779		Prysmian S.p.A.	7,256,401
166,810		Tod’s S.p.A.	16,502,540
			38,696,215
		Japan: 11.6%
12,876		Dai-ichi Life Insurance Co., Ltd.	20,838,159
82,100		Fanuc Ltd.	12,549,505
642,800		Hoya Corp.	15,542,387
2,968		KDDI Corp.	17,115,683
59,483		Keyence Corp.	17,162,932
101,000		Kyocera Corp.	10,261,344
501,000		Mitsubishi Tanabe Pharma Corp.	8,445,547
330,900		Murata Manufacturing Co., Ltd.	23,098,684
107,500		Nidec Corp.	10,839,670
37,800		Nintendo Co., Ltd.	11,035,775
253,400		Secom Co., Ltd.	11,973,359
798,100		Sony Corp.	28,543,772
405,700		Sumitomo Mitsui Financial Group, Inc.	14,364,673
			201,771,490
		Mexico: 3.6%
75,350		America Movil SA de CV - Series L ADR	4,320,569
4,212,921	@	Fomento Economico Mexicano SA de CV ADR	23,554,834
2,122,204	@	Grupo Modelo S.A.	13,188,596
850,014	@	Grupo Televisa S.A. ADR	22,040,863
			63,104,862
		Netherlands: 3.2%
866,273	@	European Aeronautic Defence and Space Co. NV	20,214,518
725,377		Koninklijke Philips Electronics NV	22,238,124
462,425		TNT NV	12,229,202
			54,681,844
		South Korea: 0.2%
6,543	@	Shinsegae Co., Ltd.	3,539,873
			3,539,873
		Spain: 2.3%
1,700,880	L	Banco Bilbao Vizcaya Argentaria S.A.	17,334,143
298,695		Inditex S.A.	22,358,379
			39,692,522
		Sweden: 6.7%
981,154		Assa Abloy AB	27,677,063
882,350		Investor AB	18,880,740
6,067,604		Telefonaktiebolaget LM Ericsson	70,316,357
			116,874,160
		Switzerland: 5.1%
12,018	@	Basilea Pharmaceutica - Reg	835,724
923,954		Credit Suisse Group	37,212,191
325,327		Nestle S.A.	19,058,850
64,435		Roche Holding AG - Genusschein	9,445,710
1,306,969	@	UBS AG - Reg	21,458,682
			88,011,157
		Taiwan: 1.9%
954,902		MediaTek, Inc.	13,667,669
8,251,111		Taiwan Semiconductor Manufacturing Co., Ltd.	20,085,678
			33,753,347

		United Kingdom: 5.1%
1,609,700		3i Group PLC		8,269,519
2,180,698		HSBC Holdings PLC		22,268,137
1,761,116		Prudential PLC		18,398,709
703,167		Unilever PLC		21,598,558
6,640,676		Vodafone Group PLC		17,432,696
				87,967,619
		United States: 37.1%
265,390		3M Co.		22,903,157
673,683	@	Adobe Systems, Inc.		20,735,963
633,200		Aetna, Inc.		19,318,932
297,360		Aflac, Inc.		16,780,025
950,480		Altera Corp.		33,818,078
679,200	@	Amylin Pharmaceuticals, Inc.		9,991,032
355,640		Automatic Data Processing, Inc.		16,459,019
678,440		Carnival Corp.		31,282,868
297,810		Colgate-Palmolive Co.		23,934,990
862,300		Corning, Inc.		16,659,636
129,300	@	Dendreon Corp.		4,515,156
1,567,570	@	eBay, Inc.		43,625,473
277,270		Emerson Electric Co.		15,851,526
599,100		Fidelity National Title Group, Inc.		8,195,688
149,230	@	Gilead Sciences, Inc.		5,408,095
111,030		Goldman Sachs Group, Inc.		18,670,805
644,680	@	Intuit, Inc.		31,782,724
984,490	@	Juniper Networks, Inc.		36,347,371
101,930	L	Lockheed Martin Corp.		7,125,926
884,290		Maxim Integrated Products		20,886,930
356,090		McDonald’s Corp.		27,333,468
173,390		McGraw-Hill Cos., Inc.		6,313,130
1,059,250		Microsoft Corp.		29,574,260
159,820		Raytheon Co.		7,406,059
59,920	@, L	Regeneron Pharmaceuticals, Inc.		1,967,174
404,200	@	Shuffle Master, Inc.		4,628,090
920,740	@	SLM Corp.		11,592,117
360,200	@	Theravance, Inc.		9,030,214
524,710		Tiffany & Co.		32,673,692
295,779	@	Transocean Ltd.		20,559,598
388,060		Wal-Mart Stores, Inc.		20,928,076
734,950		Walt Disney Co.		27,567,975
379,300	@	WellPoint, Inc.		21,566,998
332,780	@	Zimmer Holdings, Inc.		17,863,630
				643,297,875
		Total Common Stock (Cost $1,409,635,562)		1,718,735,818

SHORT-TERM INVESTMENTS: 1.4%
		Mutual Funds: 1.2%
20,605,696		Blackrock Liquidity Funds TempFund Portfolio - Class I		20,605,696

		Total Mutual Funds (Cost $20,605,696)		20,605,696

		Securities Lending Collateral(cc): 0.2%
995,126		BNY Mellon Overnight Government Fund (1)		995,126
3,820,850	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		3,056,680

		Total Securities Lending Collateral (Cost $4,815,976)		4,051,806

		Total Short-Term Investments (Cost $25,421,672)		24,657,502

		Total Investments in Securities (Cost $1,435,057,234)*	100.4%	$1,743,393,320
		Other Assets and Liabilities - Net	(0.4)	(7,505,045)
		Net Assets	100.0%	$1,735,888,275

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Oppenheimer Global Strategic Income Portfolio	as of December 31, 2010

	Principal Amount			Value

CORPORATE BONDS/NOTES: 34.7%
			Consumer Discretionary: 5.2%
$560,000		#, S	Affinion Group Holdings, Inc., 11.625%, due 11/15/15	$583,800
	895,000	S	Beazer Homes USA, Inc., 6.875%, due 07/15/15	870,388
	145,000	S	Belo Corp., 7.250%, due 09/15/27	126,513
	899,000	S	Belo Corp., 7.750%, due 06/01/27	813,595
	145,000		Bon-Ton Stores, Inc., 10.250%, due 03/15/14	148,625
	3,295,000	L	Caesars Entertainment Operating Co., Inc., 10.000%, due 12/15/18	3,023,163
	730,000	#, S	Cequel Communications Holdings I, LLC and Cequel Capital Corp., 8.625%, due 11/15/17	766,500
	895,000	S	Clear Channel Communications, Inc., 10.750%, due 08/01/16	805,500
	3,050,000	#, L	Eastman Kodak Co., 9.750%, due 03/01/18	3,126,250
	190,000	#	Entravision Communications Corp., 8.750%, due 08/01/17	201,400
	685,000	#	Equinox Holdings, Inc., 9.500%, due 02/01/16	726,956
	85,000	S	Fisher Communications, Inc., 8.625%, due 09/15/14	86,700
	715,000	L	Goodyear Tire & Rubber Co., 8.250%, due 08/15/20	743,600
	1,655,000	L	Gray Television, Inc., 10.500%, due 06/29/15	1,675,688
	725,000	R, X	Greektown LLC Escrow	—
	220,000	#, S	Grupo Posadas S.A.B de CV, 9.250%, due 01/15/15	203,500
	335,000	#	inVentiv Health, Inc., 10.000%, due 08/15/18	336,675
	682,000	L, S	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	671,770
	625,000	S	K Hovnanian Enterprises, Inc., 8.875%, due 04/01/12	587,500
	325,000		Landry’s Restaurants, Inc., 11.625%, due 12/01/15	348,563
	825,000	#, ±, S	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	112,406
	860,000	±, S	Medianews Group, Inc., 6.875%, due 10/01/13	86
	495,000	L	MGM Resorts International, 5.875%, due 02/27/14	459,113
	1,225,000	S	MGM Resorts International, 6.750%, due 04/01/13	1,223,775
	855,000	L, S	Mohegan Tribal Gaming Authority, 6.125%, due 02/15/13	713,925
	1,165,000	L, S	Mohegan Tribal Gaming Authority, 8.000%, due 04/01/12	978,600
	780,000	#, L, S	Mohegan Tribal Gaming Authority, 11.500%, due 11/01/17	723,450
	495,000	#	Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc., 8.875%, due 04/15/17	528,413
	780,000		Penn National Gaming, Inc., 8.750%, due 08/15/19	863,850
	85,500	&, #	Radio One, Inc., 12.500%, due 05/24/16	84,218
	460,000	#	Sinclair Television Group, Inc., 8.375%, due 10/15/18	477,250
	1,510,000	±, S	Station Casinos, Inc., 6.500%, due 02/01/14	151
	1,670,000	#, S	TL Acquisitions, Inc., 10.500%, due 01/15/15	1,732,625
	670,000	L, S	Travelport, LLC, 11.875%, due 09/01/16	661,625
	185,000	#	Visant Corp., 10.000%, due 10/01/17	197,025
	700,000	#	Wallace Theater Holdings, Inc., 12.500%, due 06/15/13	715,750
	775,000	L	WMG Holdings Corp., 9.500%, due 12/15/14	745,938
	650,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.750%, due 08/15/20	706,875
				26,771,761
			Consumer Staples: 1.6%
	920,000	#, S	Altegrity, Inc., 10.500%, due 11/01/15	948,750
BRL	610,000	S	AmBev International Finance Co., Ltd., 9.500%, due 07/24/17	367,470
	$1,160,000	#, S	American Seafoods Group LLC/American Seafoods Finance, Inc., 10.750%, due 05/15/16	1,241,200
	1,304,783	&, #, S	ASG Consolidated LLC/ASG Finance, Inc., 15.000%, due 05/15/17	1,259,116
	290,000	#, S	Ashtead Capital, Inc., 9.000%, due 08/15/16	303,775
	359,842	&, S	Catalent Pharma Solutions, Inc., 9.500%, due 04/15/15	365,240
	515,000	S	Ceridian Corp., 11.250%, due 11/15/15	512,425
	1,675,000	#, L	Hertz Corp., 7.500%, due 10/15/18	1,746,188
	320,000	#	MHP S.A., 10.250%, due 04/29/15	338,816
	125,000	#, S	RSC Equipment Rental, Inc., 10.000%, due 07/15/17	141,250
	775,000	#	Southern States Cooperative, Inc., 11.250%, due 05/15/15	825,375
	190,000	#	Trans Union LLC/TransUnion Financing Corp., 11.375%, due 06/15/18	217,550
				8,267,155
			Energy: 6.2%
	420,000	#, S	Adaro Indonesia PT, 7.625%, due 10/22/19	460,950
	300,000	#, L	Alliance Oil Co., Ltd., 9.875%, due 03/11/15	316,860
	260,000		Alon Refining Krotz Springs, Inc., 13.500%, due 10/15/14	250,900
	785,000	S	Antero Resources Finance Corp., 9.375%, due 12/01/17	825,231
	1,395,000	S	Atlas Energy Operating Co., LLC / Atlas Energy Finance Corp., 10.750%, due 02/01/18	1,710,619
	295,000	S	Atlas Pipeline Partners LP, 8.125%, due 12/15/15	305,325
	2,330,000	#, L, S	ATP Oil & Gas Corp., 11.875%, due 05/01/15	2,213,500
	775,000	S	Berry Petroleum Co., 8.250%, due 11/01/16	811,813
	705,000	S	Bill Barrett Co., 9.875%, due 07/15/16	777,263
	870,000	#, S	BreitBurn Energy Partners L.P., 8.625%, due 10/15/20	878,700
	795,000	S	Chaparral Energy, Inc., 8.875%, due 02/01/17	810,900
	835,000	#, L, S	Chaparral Energy, Inc., 9.875%, due 10/01/20	885,100
	60,000		Crosstex Energy L.P. / Crosstex Energy Finance Corp., 8.875%, due 02/15/18	64,575
	965,000	S	Dynegy Holdings, Inc., 8.375%, due 05/01/16	726,163
	170,000	#	Empresa Nacional del Petroleo, 5.250%, due 08/10/20	170,589
	230,000		Energy Transfer Equity L.P., 7.500%, due 10/15/20	238,050
	1,625,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17	1,738,750
	550,000	#	Gaz Capital for Gazprom, 6.212%, due 11/22/16	585,750
	1,430,000	#, S	Gaz Capital for Gazprom, 7.288%, due 08/16/37	1,494,350
	300,000	#, S	Gaz Capital for Gazprom, 8.125%, due 07/31/14	340,500
	460,000	S	Gaz Capital for Gazprom, 8.146%, due 04/11/18	534,750
	350,000	#, S	Gaz Capital for Gazprom, 8.625%, due 04/28/34	421,750
	890,000	#, S	Gaz Capital for Gazprom, 9.250%, due 04/23/19	1,098,082
	815,000		Global Geophysical Services, Inc., 10.500%, due 05/01/17	815,000
	200,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	209,000
	790,000	#, S	KazMunaiGaz Finance Sub BV, 9.125%, due 07/02/18	928,250
	590,000	#, S	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	735,258
	101	#, S	Kern River Funding Corp., 4.893%, due 04/30/18	105
	1,275,000	#	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	1,380,188
	1,530,000	#	Murray Energy Corp., 10.250%, due 10/15/15	1,614,150
	300,000	#	Pan American Energy LLC/Argentine Branch, 7.875%, due 05/07/21	320,250
	610,000		Pemex Project Funding Master Trust, 6.625%, due 06/15/38	622,643
	190,000	S	Petrobras International Finance Co., 5.750%, due 01/20/20	198,088
	140,000	S	Petrobras International Finance Co., 5.875%, due 03/01/18	149,775
	620,000	S	Petrobras International Finance Co., 7.875%, due 03/15/19	736,045
	180,000		Petroleos de Venezuela S.A., 5.250%, due 04/12/17	103,500
	340,000		Petroleos Mexicanos, 5.500%, due 01/21/21	345,950
	190,000	L	Petroleos Mexicanos, 6.000%, due 03/05/20	202,350
	305,000		Petroleos Mexicanos, 8.000%, due 05/03/19	369,050
	510,000	#, S	Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19	614,550
	925,000	#	PHI, Inc., 8.625%, due 10/15/18	952,750
	775,000	S	Quicksilver Resources, Inc., 11.750%, due 01/01/16	906,750
	130,000	S	Range Resources Corp., 7.500%, due 10/01/17	137,638
	420,000	S	Range Resources Corp., 8.000%, due 05/15/19	459,375
	770,000	L	SandRidge Energy, Inc., 8.750%, due 01/15/20	795,025

	395,000	#, S	SandRidge Energy, Inc., 9.875%, due 05/15/16	419,688
	327,080	#, S	Tengizchevroil Finance Co. S.A.RL, 6.124%, due 11/15/14	344,252
	740,000	#	Thermon Industries, Inc., 9.500%, due 05/01/17	791,800
				31,811,900
			Financials: 7.0%
	500,000	#, L	1Malaysia Sukuk Global Bhd, 3.928%, due 06/04/15	520,068
	690,000	#, S	ABI Escrow Corp., 10.250%, due 10/15/18	759,000
	425,000	#, S	Akbank TAS, 5.125%, due 07/22/15	431,375
	350,000	#, S	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, due 09/25/17	356,227
	1,020,000	S	Ally Financial, Inc., 8.000%, due 11/01/31	1,104,150
	790,000	S	American General Finance Corp., 6.900%, due 12/15/17	641,875
EUR	112,000		BA Covered Bond Issuer, 4.250%, due 04/05/17	152,213
	$930,000	#, S	Banco BMG S.A., 9.150%, due 01/15/16	1,000,215
	200,000	#, S	Banco BMG S.A., 9.950%, due 11/05/19	213,500
	170,000	#, S	Banco Cruzeiro do Sul S.A./Brazil, 8.875%, due 09/22/20	170,170
	260,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	257,400
	160,000	#, S	Banco de Credito del Peru, 6.950%, due 11/07/21	168,000
	150,000	#, S	Banco de Credito del Peru, 9.750%, due 11/06/69	174,750
	315,000	#, S	Banco do Brasil Cayman, 8.500%, due 10/29/49	364,203
	310,000	#, S	Banco do Brasil S.A., 5.375%, due 01/15/21	305,350
	140,000	#, S	Banco Hipotecario S.A., 9.750%, due 04/27/16	144,900
MXN	1,007,479		Banco Invex S.A., 6.450%, due 03/13/34	257,372
	$300,000	#, S	Banco Panamericano S.A., 8.500%, due 04/23/20	296,400
EUR	435,000		Bank of Scotland PLC, 4.375%, due 07/13/16	596,485
EUR	305,000		Bank of Scotland PLC, 4.500%, due 07/13/21	401,904
	$480,000	#, S	Bankrate, Inc., 11.750%, due 07/15/15	535,200
	340,000	#	BM&FBovespa SA, 5.500%, due 07/16/20	347,672
	240,000	#, S	Cemex Finance, LLC, 9.500%, due 12/14/16	248,700
	2,165,000	S	CIT Group, Inc., 7.000%, due 05/01/17	2,175,825
	230,000	#	DJO Finance LLC / DJO Finance Corp., 9.750%, due 10/15/17	238,050
	2,000,000		Eskom Holdings, Ltd., 9.250%, due 04/20/18	313,715
	6,000,000		Eskom Holdings, Ltd., 10.000%, due 01/25/23	993,917
	25,000	#, S	Fox Acquisition Sub LLC, 13.375%, due 07/15/16	27,500
	200,000	#	Grupo Papelero Scribe S.A., 8.875%, due 04/07/20	198,000
	210,000	#, S	Halyk Savings Bank of Kazakhstan JSC, 7.250%, due 05/03/17	214,200
	1,010,000	#, S	Halyk Savings Bank of Kazakhstan JSC, 9.250%, due 10/16/13	1,108,475
	1,355,000	L	Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co., 8.500%, due 04/01/15	1,012,863
	625,000	#, S	ICICI Bank Ltd., 5.500%, due 03/25/15	651,036
	635,000	#, S	ICICI Bank Ltd., 6.375%, due 04/30/22	638,264
	825,869	#	IIRSA Norte Finance Ltd., 8.750%, due 05/30/24	922,908
	460,000	**	ING Groep NV, 5.775%, due 12/31/49	397,900
	375,000	S	International Lease Finance Corp., 5.875%, due 05/01/13	381,094
	485,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	522,588
	465,000	#	International Lease Finance Corp., 8.750%, due 03/15/17	499,875
	95,000		International Lease Finance Corp., 8.875%, due 09/01/17	102,956
MXN	419,692		JPMorgan Hipotecaria su Casita, 6.100%, due 09/25/35	61,037
	$1,500,000	±	JSC Astana Finance, 9.160%, due 03/14/12	193,800
	200,000	#	Kazakhstan Temir Zholy Finance BV, 6.375%, due 10/06/20	209,760
	260,000	#	Lukoil International Finance BV, 6.656%, due 06/07/22	264,550
	130,000	#	Lukoil International Finance BV, 7.250%, due 11/05/19	141,050
	390,000		MCE Finance Ltd., 10.250%, due 05/15/18	448,988
	1,070,000		NAK Naftogaz Ukraine, 9.500%, due 09/30/14	1,171,650
	1,730,000	#	Nationstar Mortgage/Nationstar Capital Corp., 10.875%, due 04/01/15	1,708,375
	230,000	#	Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.625%, due 11/01/17	236,325
	160,000		Navios Maritime Holdings, Inc. / Navios Maritime Finance US, Inc., 8.875%, due 11/01/17	174,000
	785,000	#	Offshore Group Investments Ltd., 11.500%, due 08/01/15	855,650
	925,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	1,003,625
	300,000	#, S	Power Sector Assets & Liabilities Management Corp., 7.250%, due 05/27/19	354,000
	240,000	#, S	Power Sector Assets & Liabilities Management Corp., 7.390%, due 12/02/24	285,600
	1,360,000	L, S	Realogy Corp., 10.500%, due 04/15/14	1,343,000
	365,000	#	Reynolds Group Issuer, Inc., 9.000%, due 04/15/19	380,056
	480,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, due 05/15/18	484,800
	430,000		SLM Corp., 8.000%, due 03/25/20	436,684
	660,000	+, #, S	Tiers Trust, 8.790% (step rate 8.600%), due 06/15/97	370,686
	745,000	#	TMX Finance LLC/TitleMax Finance Corp., 13.250%, due 07/15/15	823,225
	100,000	#	TNK-BP Finance S.A., 7.250%, due 02/02/20	109,250
	1,605,000	#, L	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, due 09/01/17	1,733,400
	200,000	#	UK SPV Credit Finance PLC for JSC Commercial Bank Privatbank, 8.000%, due 02/06/12	200,000
	780,000	#	Vnesheconombank Via VEB Finance Ltd., 6.902%, due 07/09/20	819,000
	340,000	#	VTB Bank Via VTB Capital SA, 6.551%, due 10/13/20	335,750
	400,000	#	VTB Capital S.A., 6.465%, due 03/04/15	418,480
	145,000	#	VTB Capital S.A., 6.875%, due 05/29/18	154,063
EUR	585,000		WM Covered Bond Program, 4.000%, due 09/27/16	796,118
	$250,000	#	Yapi ve Kredi Bankasi Via Unicredit Luxembourg SA, 5.188%, due 10/13/15	258,800
				35,618,017
			Health Care: 1.7%
	220,000		Alere, Inc., 7.875%, due 02/01/16	221,650
	320,000	#, S	Alere, Inc., 8.625%, due 10/01/18	325,600
	595,000	&, S	Biomet, Inc., 10.375%, due 10/15/17	653,013
	708,000	S	Biomet, Inc., 11.625%, due 10/15/17	785,880
	120,000	#, S	Capella Healthcare, Inc., 9.250%, due 07/01/17	127,500
	715,000		Gentiva Health Services, Inc., 11.500%, due 09/01/18	782,925
	710,000	S	HCA, Inc., 6.375%, due 01/15/15	701,125
	465,000		Healthsouth Corp., 7.250%, due 10/01/18	475,463
	175,000		Healthsouth Corp., 7.750%, due 09/15/22	181,125
	575,000	#	Multiplan, Inc., 9.875%, due 09/01/18	612,375
	330,000	#	OnCure Holdings, Inc., 11.750%, due 05/15/17	313,500
	305,000	#	Radiation Therapy Services, Inc., 9.875%, due 04/15/17	305,763
	930,000	S	Select Medical Corp., 7.625%, due 02/01/15	934,650
	70,000	#	UHS Escrow Corp., 7.000%, due 10/01/18	72,100
	320,000	&, S	Universal Hospital Services, Inc., 8.500%, due 06/01/15	330,400
	325,000	S	US Oncology, Inc., 9.125%, due 08/15/17	402,188
	485,000		Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8.000%, due 02/01/18	499,550
	1,035,000	#	Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.750%, due 09/15/18	1,050,525
				8,775,332
			Industrials: 2.9%
	561,945		Autopistas Del Nordeste, 9.390%, due 04/15/24	508,560
	185,000	S	BE Aerospace, Inc., 6.875%, due 10/01/20	191,938
	407,000	#, L, S	Cemex Espana Luxembourg, 9.250%, due 05/12/20	401,913
	760,000	#	Cleaver-Brooks, Inc., 12.250%, due 05/01/16	810,350
	1,205,000	#	Delta Airlines, Inc., 12.250%, due 03/15/15	1,364,663
	1,500,000	#	DynCorp International, Inc., 10.375%, due 07/01/17	1,545,000
	810,000	R, X	Jefferson Smurfit Escrow	—
	245,000	R, X	Jefferson Smurfit Escrow	—
	380,000		Kratos Defense & Security Solutions, Inc., 10.000%, due 06/01/17	422,750
	230,000		Manitowoc Co., Inc., 8.500%, due 11/01/20	245,525
	730,000	#, S	Marquette Transportation Co. / Marquette Transportation Finance Corp., 10.875%, due 01/15/17	748,250

	23,800,000		National Power Corp., 5.875%, due 12/19/16	582,967
	160,000	#, S	Odebrecht Finance Ltd., 7.000%, due 04/21/20	172,800
	290,780	#, S	Panama Canal Railway Co., 7.000%, due 11/01/26	263,156
	835,000	L, S	RBS Global, Inc. and Rexnord Corp., 11.750%, due 08/01/16	899,713
	200,000	#, L	Rearden G Holdings EINS GmbH, 7.875%, due 03/30/20	212,000
	780,000	#	Sequa Corp., 11.750%, due 12/01/15	838,500
	475,000	R, X	Smurfit-Stone Container Corp. Escrow	—
	245,000	R, L, X	Stone Webster Escrow	—
	1,370,000		Terex Corp., 8.000%, due 11/15/17	1,390,550
	270,000	#	TGI International Ltd., 9.500%, due 10/03/17	304,425
ZAR	1,000,000		Transnet Ltd., 10.800%, due 11/06/23	166,541
	$1,135,000		Triumph Group, Inc., 8.625%, due 07/15/18	1,245,663
	1,147,000		United Maritime Group LLC/United Maritime Group Finance Corp., 11.750%, due 06/15/15	1,155,603
	270,000	S	United Rentals North America, Inc., 9.250%, due 12/15/19	301,725
	1,207,000	#	Western Express, Inc., 12.500%, due 04/15/15	1,074,230
				14,846,822
			Information Technology: 1.7%
	410,000	#, S	Advanced Micro Devices, Inc., 7.750%, due 08/01/20	427,425
	430,000	L	Amkor Technology, Inc., 7.375%, due 05/01/18	449,350
	405,000		CDW LLC / CDW Finance Corp., 11.000%, due 10/12/15	422,213
	715,000	#	First Data Corp., 8.875%, due 08/15/20	757,900
	1,715,000	S	First Data Corp., 9.875%, due 09/24/15	1,642,113
	490,000	#, S	Freescale Semiconductor, Inc., 9.250%, due 04/15/18	541,450
	1,390,000	#, L	Freescale Semiconductor, Inc., 10.750%, due 08/01/20	1,522,050
	285,000	#	Interactive Data Corp., 10.250%, due 08/01/18	313,500
	435,000	S	NXP BV / NXP Funding, LLC, 7.875%, due 10/15/14	454,575
	785,000		NXP BV/NXP Funding, LLC, 9.500%, due 10/15/15	841,913
	335,000	#	NXP BV/NXP Funding, LLC, 9.750%, due 08/01/18	378,550
	860,000	#	Seagate HDD Cayman, 6.875%, due 05/01/20	825,600
				8,576,639
			Materials: 3.6%
	540,000		Abitibi-Consolidated Escrow	—
	270,000		Abitibi-Consolidated Escrow	—
	225,000		Abitibi-Consolidated Escrow	—
	260,000		Abitibi-Consolidated Escrow	—
	540,000		Abitibi-Consolidated Escrow	—
	978,875	&, #, S	Ainsworth Lumber Co., Ltd., 11.000%, due 07/29/15	925,037
	1,585,000	#, S	Appleton Papers, Inc., 10.500%, due 06/15/15	1,577,075
	350,000	#, S	Associated Materials LLC, 9.125%, due 11/01/17	366,625
	330,000	S	Berry Plastics Corp., 10.250%, due 03/01/16	325,463
	875,000	±, R, X	Bowater, Inc. Escrow	—
	200,000	#, L	Braskem Finance Ltd., 7.000%, due 05/07/20	207,500
	800,000	#, S	Braskem Finance Ltd., 7.250%, due 06/05/18	844,000
	1,094,000	#, S	Catalyst Paper Corp., 11.000%, due 12/15/16	1,036,565
	100,000	#, S	CSN Islands XI Corp., 6.875%, due 09/21/19	108,500
	935,000	L	Edgen Murray Corp., 12.250%, due 01/15/15	818,125
	835,000		Ferro Corp., 7.875%, due 08/15/18	885,100
	1,215,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18	1,304,606
	90,000	#	Huntsman International, LLC, 8.625%, due 03/15/21	97,650
	775,000	L	Momentive Performance Materials, Inc., 11.500%, due 12/01/16	844,750
	1,935,000	S	NewPage Corp., 11.375%, due 12/31/14	1,828,575
	1,175,000		Ply Gem Industries, Inc., 13.125%, due 07/15/14	1,254,313
	890,000	#	Rhodia S.A., 6.875%, due 09/15/20	906,688
	430,000	#	Severstal OAO Via Steel Capital SA, 6.700%, due 10/25/17	426,775
	940,000	L	Solo Cup Co., 8.500%, due 02/15/14	850,700
	470,000	#	Steel Capital S.A. for OAO Severstal, 9.750%, due 07/29/13	525,836
	1,530,000	S	Vedanta Resources PLC, 9.500%, due 07/18/18	1,681,088
	1,460,000	L, S	Verso Paper Holdings, LLC and Verson Paper, Inc., 11.375%, due 08/01/16	1,470,950
				18,285,921
			Telecommunication Services: 3.0%
MXN	8,400,000		America Movil S.A.B de CV, 8.460%, due 12/18/36	630,075
	$460,000	#, S	Axtel S.A.B de CV, 9.000%, due 09/22/19	439,300
	395,000	S	Broadview Networks Holdings, Inc., 11.375%, due 09/01/12	388,088
	360,000	S	Cincinnati Bell, Inc., 8.250%, due 10/15/17	358,200
	610,000		Cincinnati Bell, Inc., 8.750%, due 03/15/18	574,925
	235,000	#	Intelsat Jackson Holdings Ltd., 7.250%, due 10/15/20	238,525
	730,000	S	Intelsat Luxembourg S.A., 11.250%, due 02/04/17	799,350
	409,062	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17	454,059
	1,610,000		ITC Deltacom, Inc., 10.500%, due 04/01/16	1,758,925
	1,445,000	S	Level 3 Financing, Inc., 9.250%, due 11/01/14	1,441,388
	1,650,000		MetroPCS Wireless, Inc., 7.875%, due 09/01/18	1,720,125
	350,000	#	MTS International Funding Ltd., 8.625%, due 06/22/20	399,420
	1,615,000	S	PAETEC Holding Corp., 9.500%, due 07/15/15	1,679,600
	1,220,000	#	Telcordia Technologies, Inc., 11.000%, due 05/01/18	1,232,200
	791,000	#	Telemar Norte Leste S.A., 5.500%, due 10/23/20	765,293
	960,000	#, S	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18	1,096,800
	835,000	#	West Corp., 8.625%, due 10/01/18	889,275
	400,000		Windstream Corp., 8.125%, due 09/01/18	422,000
				15,287,548
			Utilities: 1.8%
	300,000	#, S	Centrais Eletricas Brasileiras S.A., 6.875%, due 07/30/19	340,500
	310,000	#, S	Colbun S.A., 6.000%, due 01/21/20	323,545
	1,175,000	S	Edison Mission Energy, 7.000%, due 05/15/17	937,063
	300,000	#, S	Empresas Publicas de Medellin ESP, 7.625%, due 07/29/19	345,000
	1,235,000	#, L	Energy Future Holdings Corp., 10.000%, due 01/15/20	1,276,710
	565,000		Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc., 10.000%, due 12/01/20	585,494
	465,000	#	GenOn Escrow Corp., 9.500%, due 10/15/18	464,419
	465,000	#	GenOn Escrow Corp., 9.875%, due 10/15/20	463,838
	940,000	#, S	Israel Electric Corp., Ltd., 7.250%, due 01/15/19	1,036,102
	200,000	#, S	Listrindo Capital BV, 9.250%, due 01/29/15	225,767
	470,000	#, S	Majapahit Holding BV, 7.750%, due 10/17/16	545,200
	300,000	#, S	Majapahit Holding BV, 8.000%, due 08/07/19	352,125
	3,635,000	L, S	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	2,069,192
				8,964,955
			Total Corporate Bonds/Notes (Cost $169,772,423)	177,206,050

U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.9%
			Federal Home Loan Mortgage Corporation##: 2.4%
	144,174	S	0.710%, due 02/15/29	144,561
	373,743	S	0.760%, due 03/15/32-01/15/33	376,028
	3,285,000		1.125%, due 07/27/12	3,315,872
	130,741	S	1.210%, due 08/15/31-02/15/32	133,178
	143,883	S	1.260%, due 02/15/32-03/15/32	146,817
	123,861		4.500%, due 12/15/21	127,054
	4,512,972	S	5.000%, due 02/16/17-03/15/35	4,868,560

102,928	S	5.500%, due 01/01/18	111,011
446,855	^, S	5.890%, due 07/15/35	63,328
226,463	S	6.000%, due 05/15/17-02/01/34	247,468
1,091,173	S	6.500%, due 04/01/18-07/01/34	1,208,754
226,936	S	6.750%, due 02/15/24	254,037
330,895	^, S	7.000%, due 03/15/28-04/15/28	66,507
284,456	S	7.000%, due 09/15/26	321,684
434,840	^, S	7.390%, due 03/15/29	76,167
435,620	^, S	7.440%, due 03/15/29	74,824
235,426	S	7.500%, due 09/15/22	266,028
564,391	^, S	8.690%, due 08/15/29	133,694
72,113	S	23.429%, due 06/15/34	94,748
117,674	S	23.796%, due 08/15/35	164,052
			12,194,372
		Federal National Mortgage Association##: 6.2%
26,015	S	0.661%, due 11/25/33	26,138
42,233	S	0.761%, due 10/18/32	42,513
3,030,000	L	1.125%, due 07/30/12	3,057,685
56,305	S	1.260%, due 02/15/32	57,570
565,285	S	1.261%, due 12/25/31-12/25/32	579,982
2,115,000	W	3.500%, due 01/25/26-10/25/40	2,102,968
2,880,000	W	4.000%, due 08/25/40	2,865,600
162,485		4.000%, due 07/25/17	166,864
4,114,000	W	4.500%, due 01/25/24-01/25/39	4,241,072
400,000	S	4.500%, due 08/25/25	426,023
768,023	S	4.571%, due 10/01/36	805,028
2,950,000	W	5.000%, due 01/13/40	3,101,648
2,000,000		5.375%, due 06/12/17	2,305,946
2,843,000	W	5.500%, due 01/25/24-01/25/39	3,042,422
500,078	^, S	5.500%, due 07/01/33-06/01/35	95,794
524,788	S	5.500%, due 09/01/19-11/25/25	567,497
650,000	W	6.000%, due 01/15/33	706,571
1,337,798	^, S	6.000%, due 12/01/32-09/01/35	260,154
2,142,570	S	6.000%, due 03/25/17-04/01/35	2,348,236
576,338	^	6.279%, due 06/25/37	80,381
2,174,338	^, S	6.309%, due 06/25/36	313,938
83,258	^, S	6.489%, due 05/25/35	13,177
942,237	^, S	6.500%, due 02/01/32	193,025
1,014,706	S	6.500%, due 04/25/29-01/01/34	1,140,766
410,578	^	6.789%, due 10/25/22	40,794
185,119	^, S	6.839%, due 06/25/23	28,157
386,778	^, S	6.969%, due 09/25/36	75,461
386,965	^, S	7.000%, due 02/01/28-04/25/33	77,843
1,118,185	S	7.000%, due 09/01/14-04/01/34	1,269,789
867,405	^, S	7.289%, due 10/25/33	143,198
1,285,027	^, S	7.369%, due 03/25/23	169,272
913,239	^, S	7.489%, due 07/25/31-02/25/32	172,391
169,951	^, S	7.500%, due 01/01/24	34,444
298,561	S	7.500%, due 09/01/32-01/01/33	342,493
143,929	^, S	7.689%, due 07/25/32	28,702
197,130	S	23.244%, due 06/25/36	273,070
117,013	S	23.611%, due 03/25/36	165,229
127,434	S	27.013%, due 04/25/35	205,414
			31,567,255
		Government National Mortgage Association: 0.3%
275,609	S	5.000%, due 04/15/34	293,939
308,798	S	5.500%, due 04/15/33-04/15/34	335,535
171,957		6.000%, due 07/20/39	190,002
52,979	S	6.500%, due 02/20/35	59,841
713,336	S	8.000%, due 01/16/30-02/16/30	853,707
			1,733,024
		Total U.S. Government Agency Obligations (Cost $43,424,513)	45,494,651
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
55,000		4.500%, due 02/15/36	56,951
310,000		5.375%, due 02/15/31	361,925

		Total U.S. Treasury Obligations (Cost $391,134)	418,876
ASSET-BACKED SECURITIES: 0.9%
		Automobile Asset-Backed Securities: 0.4%
110,000	S	Ally Auto Receivables Trust, 2.090%, due 05/15/15	111,467
136,546	S	AmeriCredit Automobile Receivables Trust, 0.970%, due 01/15/13	136,607
221,000	S	Americredit Prime Automobile Receivables, 5.620%, due 09/08/14	226,019
70,000	S	Bank of America Auto Trust, 1.940%, due 06/15/17	70,781
85,000	S	BMW Vehicle Owner Trust, 1.390%, due 04/25/14	85,668
44,000	S	Capital Auto Receivables Asset Trust, 5.150%, due 09/17/12	45,315
105,428	S	Capital One Auto Finance Trust, 0.290%, due 05/15/13	104,864
200,000	S	CarMax Auto Owner Trust, 1.410%, due 02/16/15	201,428
60,979	#, S	Ford Credit Auto Lease Trust, 1.040%, due 03/15/13	61,034
165,000	S	Ford Credit Auto Owner Trust, 2.150%, due 06/15/15	168,122
125,000		Honda Auto Receivables Owner Trust, 1.340%, due 03/18/14	125,970
65,000		Hyundai Auto Receivables Trust, 1.500%, due 10/15/14	65,671
148,207		Merrill Auto Trust Securitization, 0.320%, due 12/15/13	147,818
125,000		Nissan Auto Lease Trust, 1.390%, due 01/15/16	125,745
140,000		Toyota Auto Receivables Owner Trust, 0.740%, due 08/15/12	140,208
91,705		Wachovia Auto Owner Trust, 5.490%, due 04/22/13	93,472
			1,910,189
		Credit Card Asset-Backed Securities: 0.2%
115,000	S	BA Credit Card Trust, 0.560%, due 09/15/15	115,031
145,000	S	Capital One Multi-Asset Execution Trust, 4.850%, due 02/18/14	146,814
150,000	#	Citibank Omni Master Trust, 2.360%, due 05/16/16	151,916
115,000		Discover Card Master Trust, 1.560%, due 12/15/14	116,560
115,000		GE Capital Credit Card Master Note Trust, 3.690%, due 07/15/15	119,503
120,000		World Financial Network Credit Card Master Trust, 4.600%, due 09/15/15	123,397
			773,221
		Home Equity Asset-Backed Securities: 0.1%
90,098	S	Argent Securities, Inc., 0.447%, due 10/25/36	33,769
226,496	S	Argent Securities, Inc., 1.221%, due 05/25/34	201,026
176,000	S	Home Equity Mortgage Trust, 5.863%, due 06/25/35	92,088
34,371	S	Household Home Equity Loan Trust, 0.371%, due 03/20/36	34,240
63,304	S	HSBC Home Equity Loan Trust, 0.521%, due 01/20/35	60,794
297,327	S	MASTR Asset-Backed Securities Trust, 0.361%, due 08/25/36	110,911

33,026	S	Residential Asset Securities Corp., 0.361%, due 09/25/36	32,847
30,860	#, S	Terwin Mortgage Trust, 4.151%, due 05/25/37	9,685
			575,360
		Other Asset-Backed Securities: 0.2%
34,738	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.821%, due 02/25/33	29,811
10,790	S	Citigroup Mortgage Loan Trust, Inc., 0.361%, due 10/25/36	10,768
111,761	S	CNH Equipment Trust, 0.810%, due 08/15/12	111,813
42,680	S	CNH Equipment Trust, 2.970%, due 03/15/13	42,866
230,000	S	Countrywide Asset-Backed Certificates, 0.381%, due 06/25/47	205,922
38,467	S	Countrywide Asset-Backed Certificates, 5.363%, due 05/25/36	30,949
279,039	S	Countrywide Asset-Backed Certificates, 5.382%, due 05/25/36	239,027
12,214	S	Countrywide Home Equity Loan Trust, 0.410%, due 11/15/36	4,591
32,306	S	Countrywide Home Equity Loan Trust, 0.490%, due 12/15/35	17,514
33,165	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.351%, due 07/25/36	32,618
17,710	S	First Franklin Mortgage Loan Asset-Backed Certificates, 0.371%, due 06/25/36	16,869
180,000	#	GE Equipment Midticket LLC, 0.610%, due 01/14/13	180,052
55,311	S	Popular Mortgage Pass-through Trust, 5.680%, due 01/25/36	50,967
65,000	#	Volvo Financial Equipment LLC, 1.560%, due 06/17/13	65,330
			1,039,097

		Total Asset-Backed Securities (Cost $4,599,988)	4,297,867

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.7%
650,000	S	Banc of America Commercial Mortgage, Inc., 5.482%, due 01/15/49	636,501
1,130,000	S	Banc of America Commercial Mortgage, Inc., 5.809%, due 02/10/51	1,127,770
590,000	S	Banc of America Commercial Mortgage, Inc., 6.152%, due 02/10/51	635,764
420,000	S	Banc of America Commercial Mortgage, Inc., 6.195%, due 02/10/51	416,671
598,930	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.020%, due 05/25/34	541,871
208,858	S	Bear Stearns Adjustable Rate Mortgage Trust, 4.963%, due 11/25/34	207,588
235,011	S	Chase Mortgage Finance Corp., 3.939%, due 02/25/37	237,092
842,369	S	Citigroup Mortgage Loan Trust, Inc., 2.630%, due 10/25/35	743,889
1,029,572	S	Citigroup Mortgage Loan Trust, Inc., 4.877%, due 03/25/36	810,016
491,878	S	Citigroup Mortgage Loan Trust, Inc., 4.957%, due 05/25/35	439,044
909,491	S	Citigroup Mortgage Loan Trust, Inc., 5.126%, due 08/25/35	669,781
265,000	S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	275,091
970,000	S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.366%, due 12/11/49	930,177
297,453	S	Citimortgage Alternative Loan Trust, 5.500%, due 10/25/21	253,267
1,784,638	S	Countrywide Alternative Loan Trust, 6.000%, due 02/25/37	1,233,993
363,196	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.789%, due 06/25/47	240,501
30,443	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.303%, due 12/20/35	24,981
511,429	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 09/25/35	453,781
430,654	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/35	408,617
306,759	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 11/25/35	252,386
2,112,745	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.837%, due 09/25/47	1,572,967
250,000	S	Credit Suisse Mortgage Capital Certificates, 5.721%, due 06/15/39	256,924
241,680	#, S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.761%, due 01/27/37	67,346
130,532	S	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 6.005%, due 10/25/36	76,992
112,409	S	First Horizon Alternative Mortgage Securities, 5.500%, due 04/25/37	81,364
636,400	S	First Horizon Mortgage Pass-through Trust, 6.052%, due 11/25/37	520,476
99,492	S	GE Capital Commercial Mortgage Corp., 4.433%, due 07/10/39	100,064
233,000	S	GMAC Commercial Mortgage Securities, Inc., 6.975%, due 05/15/30	233,701
490,000		Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	516,986
1,235,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	1,307,006
765,000	S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	812,558
368,905	S	GSR Mortgage Loan Trust, 2.864%, due 09/25/35	366,419
119,963	S	GSR Mortgage Loan Trust, 2.899%, due 05/25/34	103,165
530,045	S	GSR Mortgage Loan Trust, 5.317%, due 11/25/35	442,737
29,593	S	Indymac Index Mortgage Loan Trust, 2.829%, due 01/25/36	935
190,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 3.616%, due 11/15/43	184,233
205,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.305%, due 01/15/49	209,943
490,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	509,291
700,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	729,151
490,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	514,234
1,090,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, due 06/12/47	1,074,739
1,205,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.068%, due 02/12/51	1,254,651
850,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 6.570%, due 02/12/51	567,907
599,482	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	560,119
76,428	S	JPMorgan Mortgage Trust, 5.723%, due 01/25/37	57,330
450,000	S	LB-UBS Commercial Mortgage Trust, 6.154%, due 04/15/41	443,109
1,720,000	S	LB-UBS Commercial Mortgage Trust, 6.166%, due 09/15/45	1,655,929
487,552	S	MASTR Adjustable Rate Mortgages Trust, 3.005%, due 04/25/36	387,759
22,942		Merrill Lynch Mortgage Investors, Inc., 2.838%, due 12/25/34	22,344
560,074	S	MLCC Mortgage Investors, Inc., 6.024%, due 10/25/36	519,111
680,000	S	Morgan Stanley Capital I, 5.360%, due 11/12/41	678,453
540,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	577,877
21,472	S	Residential Accredit Loans, Inc., 3.359%, due 04/25/35	4,080
43,000	S	Residential Accredit Loans, Inc., 5.750%, due 01/25/33	43,322
10,739	S	Residential Accredit Loans, Inc., 6.000%, due 09/25/36	6,813
590,082	S	Residential Asset Securitization Trust, 5.500%, due 12/25/35	477,807
859,163	S	Residential Asset Securitization Trust, 6.000%, due 06/25/35	747,463
138,457	S	Residential Asset Securitization Trust, 6.250%, due 11/25/36	98,721
417,000	S	SLM Student Loan Trust, 0.702%, due 06/15/39	186,613
1,754,058	S	Suntrust Adjustable Rate Mortgage Loan Trust, 5.834%, due 02/25/37	1,367,841
910,000	S	Wachovia Bank Commercial Mortgage Trust, 5.902%, due 02/15/51	946,149
210,162		WaMu Mortgage Pass-through Certificates, 5.743%, due 05/25/37	192,225
216,239	S	Washington Mutual Mortgage Pass-through Certificates, 1.168%, due 11/25/46	153,030
433,167	S	Washington Mutual Mortgage Pass-through Certificates, 2.721%, due 10/25/35	376,624
154,261	S	Washington Mutual Mortgage Pass-through Certificates, 2.904%, due 04/25/47	86,796
2,460,001	S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 02/25/37	1,947,015
1,679,377	S	Washington Mutual Mortgage Pass-through Certificates, 5.302%, due 12/25/36	1,292,151
1,639,747	S	Washington Mutual Mortgage Pass-through Certificates, 5.532%, due 02/25/37	1,197,410
707,803	S	Washington Mutual Mortgage Pass-through Certificates, 5.549%, due 06/25/37	558,101
430,776	S	Washington Mutual Mortgage Pass-through Certificates, 5.628%, due 07/25/37	303,397
316,356	S	Washington Mutual Mortgage Pass-through Certificates, 5.854%, due 09/25/36	289,698
180,627	S	Wells Fargo Mortgage-Backed Securities Trust, 2.761%, due 11/25/34	39,007
690,825	S	Wells Fargo Mortgage-Backed Securities Trust, 2.838%, due 02/25/35	634,217
413,586	S	Wells Fargo Mortgage-Backed Securities Trust, 2.845%, due 04/25/36	393,345
235,267	S	Wells Fargo Mortgage-Backed Securities Trust, 2.847%, due 10/25/35	224,021
303,818	S	Wells Fargo Mortgage-Backed Securities Trust, 2.904%, due 04/25/36	266,453
302,347	S	Wells Fargo Mortgage-Backed Securities Trust, 3.203%, due 03/25/36	269,371
107,940		Wells Fargo Mortgage-Backed Securities Trust, 5.067%, due 09/25/35	103,682

		Total Collateralized Mortgage Obligations (Cost $40,263,434)	39,149,953

OTHER BONDS: 24.8%
			Event-Linked Notes: 1.8%
	500,000	#, S	Akibare Ltd. - Catastrophe Linked Floating Rate Note, 3-month USD-LIBOR +2.950%, 05/22/12, 3.234%, due 05/22/12	502,425
	250,000	#, S	Atlas V Capital - Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month USD-LIBOR + 11.500%, 02/24/12, 11.803%, due 02/24/12	262,450
	250,000	#, S	Blue Fin Ltd. - Class B Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 9.250%, 05/28/13, 9.387%, due 05/28/13	255,800
	250,000	#, S	Caelus Re II Ltd. - Class A Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 6.500%, 05/24/13, 6.645%, due 05/24/13	253,400
	479,000	#, S	East Lane Re II Ltd. - Series C Catastrophe Linked Floating Rate Note, 3-month USD-LIBOR + 14.500%, 04/07/11, 10.553%, due 03/16/12	498,639
	282,000	#	East Lane Re III Ltd. - Catastrophe Linked Floating Rate Note, US Hurricane, 3-month USD-LIBOR + 10.250%, 03/16/12, 14.803%, due 04/07/11	287,619
	610,000	#, S	Fhu-Jin Ltd. - Class B Floating Rate Catastrophe Linked Nts., 3-month USD-LIBOR +3.900%, 08/10/11, 4.186%, due 08/10/11	614,514
	518,000	#, S	Foundation Re III Ltd. - Series 2010-1 Catastrophe Linked Floating Rate Note, US Hurricane, 3-month U.S. T-Bill + 5.750%, 02/03/14, 5.895%, due 02/03/14	515,514
	250,000	#	Lodestone Re Ltd. - Class A Catastrophe Linked Floating Rate Note, US Hurricane and US Earthquake, 3-month U.S. T-Bill + 6.250%, 05/17/13, 6.387%, due 05/17/13	250,350
	250,000	#, S	Longpoint Re II Ltd. - Class B Catastrophe Linked Floating Rate Note, Northeast US Hurricane, 3-month U.S. T-Bill + 5.400%, 12/24/13, 5.537%, due 12/24/13	253,075
	250,000	#	Merna Reinsurance II Ltd. - Central US Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 3.650%, 04/08/13, 3.787%, due 04/08/13	253,200
	500,000	#, S	Midori Ltd. - Japan Earthquake Catastrophe Floating Rate Nts., 3-month USD-LIBOR +2.750%, 10/24/12, 3.039%, due 10/24/12	499,550
	250,000	#	Multicat Mexico 09 Ltd. - Series A Mexico Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 11.500%, 10/19/12, 11.637%, due 10/19/12	267,550
	500,000	#, S	Muteki Ltd. - Catastrophe Linked Floating Rate Nts., Japan Earthquake, 3-month USD-LIBOR +4.400%, 05/24/11, 4.673%, due 05/24/11, 4.684%, due 05/24/11	502,500
EUR	250,000	#	Queen Street Ltd., 9.028%, due 03/21/11	332,841
	$250,000	#, S	Redwood Capital XI Ltd. - Series 2009-1 California Earthquake Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 6.250%, 01/07/11, 6.387%, due 01/07/11	250,128
	250,000	#	Residential Reinsurance Ltd. - Class 1 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 6.600%, 06/06/13, 6.745%, due 06/06/13	250,663
	250,000	#	Residential Reinsurance Ltd. - Class 2 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 8.900%, 06/06/13, 9.045%, due 06/06/13	257,413
	700,000	#, S	Residential Reinsurance Ltd. - Class 2 Floating Rate Catastrophe Linked Nts., US Hurricane and US Earthquake, 3-month USD-LIBOR +11.500%, 06/06/11, 11.756%, due 06/06/11, 11.796%, due 06/06/11	720,160
	250,000	#	Residential Reinsurance Ltd. - Class 3 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 13.000%, 06/06/13, 13.145%, due 06/06/13	259,338
	250,000	#	Residential Reinsurance Ltd. - Class 4 Catastrophe Linked Floating Rate Note, 3-month US T-Bill + 13.000%, 06/06/13, 13.137%, due 06/06/13	254,675
	250,000	#	Successor X Ltd. - Class II-BY3 Catastrophe Linked Floating Rate Note, 3-month U.S. T-Bill + 16.750%, 04/04/13, 16.887%, due 04/04/13	233,775
	701,000	#, S, Z	Vega Capital LTD. - Class D Catastrophe Linked Nts., 0.000%*, 06/24/11, 0.000%, due 06/24/11	1,365,198
				9,140,777
			Foreign Government Bonds: 23.0%
	200,000	#, S	Arab Republic of Egypt, 5.750%, due 04/29/20	207,000
	200,000	#, S	Arab Republic of Egypt, 6.875%, due 04/30/40	212,000
ARS	280,000		Argentina Bonos, 8.250%, due 01/30/14	70,120
	$2,475,000	S	Argentina Government International Bond, due 12/15/35	406,494
	1,315,000	+, S	Argentina Government International Bond, 2.500% (step rate 3.750%), due 12/31/38	595,038
	610,000		Argentina Government International Bond, 7.000%, due 09/12/13	612,288
	2,590,000	L	Argentina Government International Bond, 7.000%, due 10/03/15	2,499,350
AUD	70,000		Australia Government International Bond, 6.000%, due 02/15/17	73,730
AUD	130,000		Australia Government International Bond, 6.250%, due 04/15/15	137,612
EUR	130,000	#	Austria Government International Bond, 4.350%, due 03/15/19	187,587
EUR	130,000		Austria Government International Bond, 4.650%, due 01/15/18	191,878
EUR	200,000		Belgium Government International Bond, 5.500%, due 09/28/17	296,972
	$160,000	+, #, S	Belize Government International Bond, 6.000% (step rate 8.500%), due 02/20/29	141,600
COP	516,000,000	#, S	Bogota Distrito Capital, 9.750%, due 07/26/28	356,833
	$410,000	S	Brazil Government International Bond, 5.625%, due 01/07/41	408,975
	120,000		Brazil Government International Bond, 7.125%, due 01/20/37	143,700
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, due 05/15/45	910,312
BRL	21,637,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	11,958,027
	$8,278,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/21	4,419,405
EUR	495,000		Bundesobligation, 2.250%, due 04/10/15	676,797
EUR	460,000		Bundesrepublik Deutschland, 3.500%, due 07/04/19	645,593
EUR	155,000		Bundesrepublik Deutschland, 4.250%, due 07/04/39	236,700
EUR	305,000		Bundesschatzanweisungen, 0.500%, due 06/15/12	406,470
CAD	990,000		Canadian Government International Bond, 3.000%, due 12/01/15	1,022,559
CAD	245,000		Canadian Government International Bond, 3.750%, due 06/01/19	259,735
CAD	365,000		Canadian Government International Bond, 4.000%, due 06/01/17	394,977
	$650,000	S	Colombia Government International Bond, 6.125%, due 01/18/41	669,500
	280,000	S	Colombia Government International Bond, 7.375%, due 01/27/17	331,800
	390,000	S	Colombia Government International Bond, 7.375%, due 03/18/19	469,950
	300,000	S	Colombia Government International Bond, 7.375%, due 09/18/37	357,000
	300,000	#	Dominican Republic International Bond, 7.500%, due 05/06/21	324,750
EGP	1,000,000		Egypt Treasury Bills, 6.880%, due 01/18/11	171,674
EGP	1,925,000		Egypt Treasury Bills, 8.020%, due 03/08/11	326,736
EGP	800,000	Z	Egypt Treasury Bills, 8.030%, due 02/15/11	136,412
EGP	1,975,000		Egypt Treasury Bills, 8.200%, due 02/01/11	337,762
EGP	50,000	Z	Egypt Treasury Bills, 8.870%, due 05/10/11	8,346
EGP	1,275,000	Z	Egypt Treasury Bills, 9.270%, due 03/22/11	215,149
EGP	3,725,000	Z	Egypt Treasury Bills, 9.410%, due 04/05/11	627,853
EGP	2,400,000	Z	Egypt Treasury Bills, 9.570%, due 07/05/11	393,960
EGP	2,500,000	Z	Egypt Treasury Bills, 9.860%, due 07/12/11	409,539
	$200,000		EXIM of Ukraine CJSC/The Via Credit Suisse First Boston International, 7.650%, due 09/07/11	203,500
EUR	85,000		Finland Government International Bond, 3.875%, due 09/15/17	122,537
EUR	80,000		France Government International Bond OAT, 4.000%, due 04/25/60	108,527
EUR	270,000		Hellenic Republic Government International Bond, 4.300%, due 03/20/12	332,552
EUR	630,000		Hellenic Republic Government International Bond, 4.500%, due 09/20/37	457,433
EUR	295,000	L	Hellenic Republic Government International Bond, 4.600%, due 09/20/40	213,426
HUF	117,000,000		Hungary Government International Bond, 6.500%, due 06/24/19	510,073
HUF	106,900,000		Hungary Government International Bond, 6.750%, due 02/24/17	486,236
	$300,000	#, L	Indonesia Government International Bond, 5.875%, due 03/13/20	330,750
	465,000	#	Indonesia Government International Bond, 6.625%, due 02/17/37	511,500
	1,050,000	#, S	Indonesia Government International Bond, 6.875%, due 01/17/18	1,228,500
	555,000	#, S	Indonesia Government International Bond, 7.750%, due 01/17/38	679,875
	330,000	#, S	Indonesia Government International Bond, 8.500%, due 10/12/35	435,600
ILS	6,620,000		Israel Government International Bond, 5.000%, due 01/31/20	1,994,582
ILS	5,350,000		Israel Government International Bond, 6.000%, due 02/28/19	1,740,967
EUR	615,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 12/15/13	831,950
EUR	385,000		Italy Buoni Poliennali Del Tesoro, 3.750%, due 03/01/21	472,736
EUR	595,000		Italy Buoni Poliennali Del Tesoro, 4.000%, due 09/01/20	754,030
EUR	155,000		Italy Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40	195,079
JPY	175,000,000		Japan Government Two Year Bond, 0.200%, due 01/15/12	2,156,076
JPY	252,000,000		Japan Government Five Year Bond, 0.400%, due 09/20/15	3,105,292
JPY	271,000,000		Japan Government Five Year Bond, 0.500%, due 12/20/14	3,362,439
JPY	64,000,000		Japan Government Ten Year Bond, 0.800%, due 09/20/20	767,188
JPY	177,000,000		Japan Government Ten Year Bond, 1.300%, due 06/20/20	2,227,294
JPY	157,000,000		Japan Government Twenty Year Bond, 2.100%, due 06/20/29	2,019,760
KRW	1,046,000,000		Korea Monetary Stabilization Bond, 3.280%, due 10/02/12	922,331
KRW	2,784,000,000		Korea Monetary Stabilization Bond, 3.810%, due 08/02/12	2,477,463
KRW	2,458,000,000		Korea Treasury Bond, 5.000%, due 06/10/20	2,253,126
MYR	620,000		Malaysia Government International Bond, 3.835%, due 08/12/15	204,525
MXN	1,340,000		Mexican Bonos, 7.250%, due 12/15/16	112,886
MXN	36,040,000		Mexican Bonos, 7.500%, due 06/03/27	2,924,055
MXN	25,980,000		Mexican Bonos, 7.750%, due 12/14/17	2,241,012
MXN	12,200,000		Mexican Bonos, 8.000%, due 12/17/15	1,055,473
MXN	9,670,000		Mexican Bonos, 8.500%, due 12/13/18	866,241
MXN	17,670,000		Mexican Bonos, 10.000%, due 12/05/24	1,787,174
	$130,000		Mexico Government International Bond, 5.625%, due 01/15/17	144,430
	260,000		Mexico Government International Bond, 5.750%, due 10/12/10	232,050
EUR	120,000		Netherlands Government International Bond, 4.000%, due 07/15/18	173,099
EUR	70,000		Netherlands Government International Bond, 4.500%, due 07/15/17	104,184

NZD	1,275,000		New Zealand Government International Bond, 6.000%, due 04/15/15	1,040,675
NOK	415,000		Norway Government International Bond, 5.000%, due 05/15/15	77,068
	$235,000	S	Panama Government International Bond, 7.125%, due 01/29/26	283,763
	335,000	S	Panama Government International Bond, 7.250%, due 03/15/15	388,600
	110,000		Panama Government International Bond, 8.875%, due 09/30/27	151,800
	240,000		Panama Government International Bond, 9.375%, due 04/01/29	337,800
PHP	8,000,000		Philippine Government International Bond, 4.950%, due 01/15/21	191,281
PLN	85,000		Poland Government International Bond, 5.250%, due 10/25/17	28,072
PLN	4,270,000		Poland Government International Bond, 5.250%, due 10/25/20	1,368,898
PLN	12,650,000		Poland Government International Bond, 5.500%, due 04/25/15	4,308,294
PLN	3,555,000		Poland Government International Bond, 6.250%, due 10/24/15	1,245,143
	$375,000	#	Qatar Government International Bond, 5.250%, due 01/20/20	397,500
AUD	1,035,000		Queensland Treasury Corp., 6.000%, due 04/21/16	1,059,918
COP	492,000,000		Republic of Colombia, 7.750%, due 04/14/21	305,578
COP	445,000,000		Republic of Colombia, 9.850%, due 06/28/27	328,535
COP	2,699,000,000		Republic of Colombia, 12.000%, due 10/22/15	1,879,741
	460,000	#, S	Republic of Ghana, 8.500%, due 10/04/17	518,650
	355,000		Republic of Korea, 5.125%, due 12/07/16	382,632
	530,000		Republic of Korea, 7.125%, due 04/16/19	633,216
	400,000		South Africa Government International Bond, 5.500%, due 03/09/20	427,500
ZAR	6,950,000		South Africa Government International Bond, 6.750%, due 03/31/21	955,372
ZAR	24,040,000		South Africa Government International Bond, 7.250%, due 01/15/20	3,452,553
ZAR	9,330,000		South Africa Government International Bond, 8.000%, due 12/21/18	1,414,199
ZAR	16,220,000		South Africa Government International Bond, 10.500%, due 12/21/26	2,938,978
EUR	270,000		Spain Government International Bond, 4.100%, due 07/30/18	337,459
EUR	450,000		Spain Government International Bond, 5.500%, due 07/30/17	620,834
	$310,000	#	Sri Lanka Government International Bond, 6.250%, due 10/04/20	315,813
TRY	1,580,000		Turkey Government International Bond, 10.500%, due 01/15/20	1,145,602
TRY	4,660,000		Turkey Government International Bond, 11.000%, due 08/06/14	3,324,958
TRY	950,000		Turkey Government International Bond, 12.000%, due 08/14/13	788,488
TRY	2,620,000		Turkey Government International Bond, 16.000%, due 03/07/12	1,874,267
	$685,000		Turkey Government International Bond, 6.750%, due 04/03/18	784,325
	200,000	S	Turkey Government International Bond, 6.750%, due 05/30/40	219,000
	160,000		Turkey Government International Bond, 6.875%, due 03/17/36	179,200
	310,000	S	Turkey Government International Bond, 7.000%, due 03/11/19	359,600
	230,000	S	Turkey Government International Bond, 7.250%, due 03/05/38	268,813
	360,000	S	Turkey Government International Bond, 7.500%, due 07/14/17	427,500
	485,000	S	Turkey Government International Bond, 7.500%, due 11/07/19	579,575
	500,000	#	Ukraine Government International Bond, 6.750%, due 11/14/17	501,000
	430,000	#	Ukraine Government International Bond, 7.750%, due 09/23/20	439,675
GBP	315,000		United Kingdom Gilt, 2.250%, due 03/07/14	501,577
GBP	420,000		United Kingdom Gilt, 4.750%, due 03/07/20	724,576
GBP	305,000		United Kingdom Gilt, 4.750%, due 12/07/38	520,113
	$410,000	S	Uruguay Government International Bond, 6.875%, due 09/28/25	469,450
	425,000		Uruguay Government International Bond, 7.625%, due 03/21/36	506,813
	730,000	S	Uruguay Government International Bond, 8.000%, due 11/18/22	907,025
	1,085,000	S	Venezuela Government International Bond, 7.000%, due 03/31/38	611,723
	1,560,000		Venezuela Government International Bond, 7.650%, due 04/21/25	986,700
	630,000	S	Venezuela Government International Bond, 7.750%, due 10/13/19	424,494
	250,000	S	Venezuela Government International Bond, 8.250%, due 10/13/24	160,025
	225,000		Venezuela Government International Bond, 8.500%, due 10/08/14	191,250
	775,000	S	Venezuela Government International Bond, 9.000%, due 05/07/23	540,563
	320,000		Venezuela Government International Bond, 9.250%, due 09/15/27	240,000
	470,000		Venezuela Government International Bond, 9.375%, due 01/13/34	320,775
	90,000	S	Venezuela Government International Bond, 12.750%, due 08/23/22	78,309
	970,000	#	Venezuela Government International Bond, 13.625%, due 08/15/18	950,600
				117,414,002
			Total Other Bonds (Cost $117,696,606)	126,554,779

STRUCTURED PRODUCTS: 1.0%
			Structured Products: 1.0%
RUB	11,097,000	±	Credit Suisse International - Moitk Total Return Linked Nts., 8.990%, 03/26/11	1,090
RUB	19,450,000	±	Credit Suisse International - SPETSSTROY-2 Credit Linked Fully Funded Total Return Linked Nts., 8.590%, 5/20/15	64
MXN	97,743		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.090%, 01/05/11	7,578
MXN	63,897		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.520%, 01/05/11	4,954
MXN	64,104		Deutsche Bank AG, London - Arrendadora Capita Corporation SA de CV and The Capita Corporation de Mexico, SA de CV Credit Linked Nts., 9.650%, 01/05/11	4,970
	$420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.500%, 02/25/11	407,458
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.600%, 08/25/11	360,956
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.680%, 02/27/12	320,074
	420,000		Deutsche Bank AG, London - Ukrtelecom Floating Rate Credit Linked Total Return Nts., 6-month USD-LIBOR +3.750%, 08/28/12	288,448
	2,158,750	#, S	Hallertau SPC 2008-2A - Doux Frangosul S.A. ARGO Avicola Credit Linked Nts., 9.264%, 09/17/13	2,206,458
BRL	2,448,926	#, S, ±	Hallertau SPC, Series 2008-1, Certificado de Direitos Creditorios do Agronegocio/Frigorifico Margen Ltda. Credit Linked Nts., 9.888%*, 08/02/10	147,526
	356,901	S	MicroAccess Trust 2007 - MicroFinance Institutional Loans, Credit Linked Nts., 7.550%, 5/24/12	216,210
RUB	13,015,580		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	201,149
EUR	1,317,500	±	Morgan Stanley & Co. International PLC - Gisad DIş Ticaret A.Ş. Credit Linked Nts., 7.670% , 04/02/13	88,029
MXN	2,070,000	R	Reforma BLN-Backed I - Class 1A Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	167,985
MXN	414,000	R	Reforma BLN-Backed I - Class 1B Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	33,597
MXN	690,000	R	Reforma BLN-Backed I - Class 1C Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	55,995
MXN	345,000	R	Reforma BLN-Backed I - Class 1D Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	27,998
MXN	483,000	R	Reforma BLN-Backed I - Class 1E Asset-Backed Variable Funding Notes, TIIE +2.000%, 07/31/14	39,197
MXN	197,523	R	Reforma BLN-Backed I - Class 2A Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	16,029
MXN	345,571	R	Reforma BLN-Backed I - Class 2B Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	28,044
MXN	5,210,380	R	Reforma BLN-Backed I - Class 2C Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	422,835
MXN	379,725	R	Reforma BLN-Backed I - Class 2D Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	30,816
MXN	275,878	R	Reforma BLN-Backed I - Class 2E Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	22,388
MXN	176,189	R	Reforma BLN-Backed I - Class 2F Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	14,298
MXN	32,447	R	Reforma BLN-Backed I - Class 2G Asset-Backed Variable Funding Notes, TIIE +3.500%, 05/20/15	2,633
GHS	160,000	R	Standard Bank PLC - Ghana T-Bond Credit Linked Unsecured Notes, 12.606%*, 01/05/11	107,506

			Total Structured Products (Cost $8,550,450)	5,224,285

Shares

COMMON STOCK: 1.1%
			Consumer Discretionary: 0.4%
43,084		#, ±, L	American Media Operations, Inc.	702,509
6,758		@	Charter Communications, Inc.	263,157
549		@, R, X	Greektown Super Holding	43,673
14,240		@	Visteon Corp.	1,057,320
				2,066,659
			Consumer Staples: 0.1%
12,144		@	MHP SA GDR	207,662
				207,662

		Materials: 0.6%
34,049	@, L	AbitibiBowater, Inc.		804,854
87,748	@	Smurfit-Stone Container Corp.		2,246,349
				3,051,203
		Total Common Stock (Cost $4,681,306)		5,325,524

MUTUAL FUNDS: 4.1%
		Open-End Funds: 4.1%
1,808,566	@	Oppenheimer Master Loan Fund		20,967,939

		Total Mutual Funds (Cost $17,992,953)		20,967,939

PREFERRED STOCK: 0.4%
		Consumer Discretionary: 0.1%
7,250	@, R, X	Greektown Holdings, LLC		623,500

		Financials: 0.3%
1,710	#, P	Ally Financial, Inc.		1,616,217

		Total Preferred Stock (Cost $2,092,325)		2,239,717

WARRANTS: 0.0%
		Consumer Staples: 0.0%
1,340		ASG Warrant Corp.		167,500

		Total Warrants (Cost $70,150)		167,500

Notional
Amount

POSITIONS IN PURCHASED OPTIONS: 0.0%
		Foreign Currency Options: 0.0%
$26,020,000	@	Put Option OTC - Goldman Sachs & Co.
		PLN vs USD
		Strike @ 2.970 (PLN)-Exp 01/06/11		66,027
26,300,000	@	Put Option OTC - Goldman Sachs & Co.
		PLN vs USD
		Strike @ 3.000 (PLN)-Exp 01/06/11		34,553
26,400,000	@	Put Option OTC - JPMorgan Chase & Co.
		PLN vs USD
		Strike @ 3.000 (PLN)-Exp 01/14/11		84,685

		Total Positions in Purchased Options (Cost $374,949)		185,265

		Total Long-Term Investments (Cost $409,910,231)		427,232,406

Shares

SHORT-TERM INVESTMENTS: 24.8%
		Mutual Funds: 18.5%
94,776,053		Blackrock Liquidity Funds TempFund Portfolio - Class I		94,776,053

		Total Mutual Funds (Cost $94,776,053)		94,776,053

Principal Amount

		U.S. Treasury Bills: 0.2%
$1,000,000		0.110%, due 03/03/11		999,816

		Total U.S. Treasury Bills (Cost $999,725)		999,816

Shares

		Securities Lending Collateral(cc): 6.1%
30,713,231		BNY Mellon Overnight Government Fund (1)		30,713,231
435,640	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		348,512

		Total Securities Lending Collateral (Cost $31,148,871)		31,061,743

		Total Short-Term Investments (Cost $126,924,649)		126,837,612

		Total Investments in Securities
		(Cost $536,834,880) *	108.5%	$554,070,018
		Other Assets and Liabilities - Net	(8.5)	(43,450,351)
		Net Assets	100.0%	$510,619,667

@	Non-income producing security
&	Payment-in-kind
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

GDR	Global Depositary Receipt
MASTR	Mortgage Asset Securitization Transaction, Inc.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
**	Investment in affiliate
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EGP	Egyptian Pound
EUR	EU Euro
GBP	British Pound
GHS	Ghanian Cedi
HUF	Hungarian Forint
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

PORTFOLIO OF INVESTMENTS
ING PIMCO Total Return Portfolio	as of December 31, 2010

Principal Amount				Value

CORPORATE BONDS/NOTES: 25.1%
			Consumer Discretionary: 0.1%
	$1,100,000		Ford Motor Co., 3.040%, due 11/29/13	$1,097,094
				1,097,094
			Consumer Staples: 0.6%
	3,000,000	S	Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15	3,162,582
	3,000,000	S	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 01/15/20	3,256,617
	400,000	S	Philip Morris International, Inc., 5.650%, due 05/16/18	451,658
	300,000	S	Reynolds American, Inc., 7.625%, due 06/01/16	349,061
				7,219,918
			Energy: 1.4%
	115,941	S	Gazprom OAO, 7.201%, due 02/01/20	123,680
	2,600,000	S	Kinder Morgan Energy Partners LP, 5.950%, due 02/15/18	2,867,602
	2,000,000	S	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	2,272,500
	300,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	313,500
	1,300,000	L	Petroleos Mexicanos, 6.000%, due 03/05/20	1,384,500
	2,500,000	S	Petroleos Mexicanos, 8.000%, due 05/03/19	3,025,000
	500,000	S	Shell International Finance BV, 5.500%, due 03/25/40	537,665
	400,000	S	Total Capital S.A., 4.450%, due 06/24/20	415,412
	300,000	S	Trans-Canada Pipelines, 7.625%, due 01/15/39	389,215
	5,400,000	S	Transocean, Inc., 1.500%, due 12/15/37	5,346,000
				16,675,074
			Financials: 19.4%
	700,000	S	Allstate Life Global Funding Trusts, 5.375%, due 04/30/13	762,691
	2,129,000	S	Ally Financial, Inc., 5.375%, due 06/06/11	2,152,951
	2,100,000	S	Ally Financial, Inc., 6.000%, due 05/23/12	2,173,500
	5,100,000	S	Ally Financial, Inc., 6.875%, due 09/15/11	5,265,750
	400,000	S	Ally Financial, Inc., 7.250%, due 03/02/11	404,000
	100,000	#, S	Ally Financial, Inc., 7.500%, due 09/15/20	105,375
	200,000	S	American Express Bank FSB, 6.000%, due 09/13/17	223,191
	200,000	S	American Express Centurion Bank, 6.000%, due 09/13/17	223,191
	700,000	S	American Express Co., 7.000%, due 03/19/18	816,520
	600,000	S	American Express Credit Corp., 5.875%, due 05/02/13	652,880
EUR	6,100,000	S	American General Finance Corp., 4.125%, due 11/29/13	6,855,887
	$300,000	S	American General Finance Corp., 4.875%, due 07/15/12	283,875
	3,700,000	S	American General Finance Corp., 5.625%, due 08/17/11	3,658,375
	1,000,000	S	American General Finance Corp., 6.900%, due 12/15/17	812,500
CAD	1,000,000		American International Group, Inc., 4.900%, due 06/02/14	998,190
	$3,300,000	S	American International Group, Inc., 5.850%, due 01/16/18	3,412,540
	800,000	#, S	ANZ National International Ltd., 6.200%, due 07/19/13	881,301
	1,700,000	#, S	Banco Santander Chile, 1.539%, due 04/20/12	1,700,017
	300,000	S	Bank of America Corp., 0.616%, due 08/15/16	263,816
	900,000	S	Bank of America Corp., 5.750%, due 12/01/17	937,895
	4,400,000	S	Bank of America Corp., 6.500%, due 08/01/16	4,780,010
	300,000	#, L	Bank of China Hong Kong Ltd., 5.550%, due 02/11/20	313,984
	600,000	#, S	Bank of Montreal, 2.850%, due 06/09/15	610,107
	800,000	#	Bank of Nova Scotia, 1.650%, due 10/29/15	765,580
	4,100,000	S	Barclays Bank PLC, 5.450%, due 09/12/12	4,395,647
	700,000	#, S	Barclays Bank PLC, 6.050%, due 12/04/17	719,070
	1,900,000	S	Bear Stearns Cos., Inc., 6.400%, due 10/02/17	2,169,084
	2,100,000	S	Bear Stearns Cos., Inc., 6.950%, due 08/10/12	2,291,969
	2,200,000	#, S	BNP Paribas, 5.186%, due 06/29/49	2,018,500
	300,000	#	BPCE S.A., 2.375%, due 10/04/13	299,301
	3,000,000	S	Caterpillar Financial Services Corp., 4.850%, due 12/07/12	3,219,750
	298,730	S	CIT Group, Inc., 7.000%, due 05/01/13	305,451
	148,098	S	CIT Group, Inc., 7.000%, due 05/01/14	149,949
	448,096	S	CIT Group, Inc., 7.000%, due 05/01/15	450,336
	246,829	S	CIT Group, Inc., 7.000%, due 05/01/16	248,372
	345,563	S	CIT Group, Inc., 7.000%, due 05/01/17	347,291
	400,000	S	CitiFinancial, 6.625%, due 06/01/15	435,170
	3,200,000	S	Citigroup Capital XXI, 8.300%, due 12/21/57	3,344,000
	700,000	S	Citigroup, Inc., 5.300%, due 10/17/12	741,645
	1,900,000	S	Citigroup, Inc., 5.500%, due 08/27/12	2,015,100
	2,300,000	S	Citigroup, Inc., 5.500%, due 04/11/13	2,450,418
	500,000	S	Citigroup, Inc., 5.625%, due 08/27/12	524,884
	500,000	S	Citigroup, Inc., 5.850%, due 07/02/13	539,962
	1,900,000	S	Citigroup, Inc., 6.000%, due 08/15/17	2,063,752
	300,000	S	Citigroup, Inc., 6.125%, due 05/15/18	329,149
	300,000	S	Citigroup, Inc., 8.500%, due 05/22/19	373,014
	6,300,000	#, S	Commonwealth Bank of Australia, 0.723%, due 07/12/13	6,315,989
	1,100,000	#, S	Commonwealth Bank of Australia, 6.024%, due 03/29/49	1,077,870
	700,000	#, S	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, due 01/15/19	854,799
	5,700,000	#, S	Credit Agricole S.A., 8.375%, due 12/13/49	5,885,250
	1,600,000	S	Deutsche Bank AG/London, 6.000%, due 09/01/17	1,794,853
	3,300,000	#, S	Dexia Credit Local, 0.768%, due 04/29/14	3,290,338
	1,400,000	#, S	Dexia Credit Local, 0.953%, due 09/23/11	1,403,951
	1,800,000	S	Export-Import Bank of Korea, 4.125%, due 09/09/15	1,833,205
	500,000	S	Export-Import Bank of Korea, 5.125%, due 06/29/20	516,763
	11,900,000	#, S	FIH Erhvervsbank A/S, 0.672%, due 06/13/13	11,896,632
	200,000	S	Ford Motor Credit Co., LLC, 7.250%, due 10/25/11	206,750
	1,100,000	S	Ford Motor Credit Co., LLC, 7.375%, due 02/01/11	1,103,361
EUR	300,000	S	Fortis Bank Nederland Holding NV, 3.000%, due 04/17/12	409,953
EUR	4,800,000	S	General Electric Capital Corp., 5.500%, due 09/15/67	5,580,426
	$900,000	S	General Electric Capital Corp., 5.875%, due 01/14/38	937,455
	800,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	927,627
	50,000	S	Goldman Sachs Group, Inc., 5.950%, due 01/18/18	54,323
	800,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	882,253
	2,000,000	S	Goldman Sachs Group, Inc., 6.250%, due 09/01/17	2,210,132

	3,200,000	S	Goldman Sachs Group, Inc., 6.750%, due 10/01/37	3,281,882
EUR	3,200,000	S	International Lease Finance Corp., 1.425%, due 08/15/11	4,209,300
	$4,400,000	S	International Lease Finance Corp., 5.300%, due 05/01/12	4,471,500
	1,100,000	S	International Lease Finance Corp., 5.400%, due 02/15/12	1,116,500
	1,800,000	S	International Lease Finance Corp., 5.450%, due 03/24/11	1,813,500
	700,000	#, S	International Lease Finance Corp., 6.750%, due 09/01/16	750,750
	5,600,000	S	Intesa Sanpaolo/New York, 2.375%, due 12/21/12	5,623,010
	1,000,000	S	JPMorgan Chase & Co., 6.000%, due 01/15/18	1,118,365
	900,000	S	JPMorgan Chase Bank NA, 0.632%, due 06/13/16	849,391
	2,700,000	S	Korea Development Bank, 4.375%, due 08/10/15	2,781,383
	2,000,000	±, S	Lehman Brothers Holdings, Inc., 2.951%, due 05/25/10	467,500
	2,700,000	±, S	Lehman Brothers Holdings, Inc., 6.200%, due 09/26/14	637,875
	300,000	±, S	Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18	75,750
EUR	2,364,000	±, S	Lehman Brothers Holdings, Inc., 0.000%, due 06/12/13	750,271
	$6,700,000	#, S	Lloyds TSB Bank PLC, 5.800%, due 01/13/20	6,626,816
	3,000,000	#, S	Macquarie Group Ltd., 7.300%, due 08/01/14	3,278,757
	300,000	S	Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	317,792
	1,900,000	S	Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	2,082,290
	5,400,000	#, S	Metropolitan Life Global Funding I, 0.689%, due 07/13/11	5,406,977
	500,000	#, S	Monumental Global Funding Ltd., 5.500%, due 04/22/13	535,351
	100,000	S	Morgan Stanley, 0.560%, due 04/19/12	99,814
	800,000	S	Morgan Stanley, 5.950%, due 12/28/17	847,641
	1,600,000	S	Morgan Stanley, 6.250%, due 08/28/17	1,725,818
	3,400,000	S	National City Corp., 4.000%, due 02/01/11	3,413,377
	1,400,000	#, S	Nationwide Building Society, 6.250%, due 02/25/20	1,461,435
	4,800,000	S	Nomura Holdings, Inc., 6.700%, due 03/04/20	5,146,258
DKK	2,762,051		Nykredit Realkredit A/S, 2.359%, due 04/01/38	474,367
DKK	3,089,151		Nykredit Realkredit A/S, 2.359%, due 10/01/38	528,330
	$600,000	S	Principal Life Income Funding Trusts, 5.300%, due 04/24/13	649,651
	900,000	S	Principal Life Income Funding Trusts, 5.550%, due 04/27/15	963,347
DKK	8,592,107		Realkredit Danmark A/S, 2.340%, due 01/01/38	1,468,716
DKK	2,743,005		Realkredit Danmark A/S, 2.340%, due 01/01/38	471,096
	600,000	#, S	Royal Bank of Scotland Group PLC, 6.990%, due 10/29/49	465,000
	4,100,000	#, S	Royal Bank of Scotland PLC, 0.686%, due 04/08/11	4,102,009
	8,400,000	#, S	Royal Bank of Scotland PLC, 1.450%, due 10/20/11	8,448,829
	1,600,000	#, S	Royal Bank of Scotland PLC, 2.625%, due 05/11/12	1,638,402
	1,600,000	#, S	Royal Bank of Scotland PLC, 3.000%, due 12/09/11	1,633,682
	100,000	S	Royal Bank of Scotland PLC, 3.950%, due 09/21/15	98,408
	200,000	#, S	Royal Bank of Scotland PLC, 4.875%, due 08/25/14	205,004
	6,400,000	#, S	Santander US Debt S.A. Unipersonal, 1.103%, due 03/30/12	6,327,968
	2,400,000	S	SLM Corp., 0.502%, due 03/15/11	2,391,487
EUR	2,800,000	S	SLM Corp., 3.125%, due 09/17/12	3,651,652
	$200,000	#, S	Societe Generale, 5.922%, due 12/31/49	176,870
	1,000,000	#, S	State Bank of India/London, 4.500%, due 07/27/15	1,023,315
	400,000	#, S	Sydney Air, 5.125%, due 02/22/21	386,093
	700,000	#, S	Temasek Financial I Ltd., 4.300%, due 10/25/19	715,788
	300,000	#, S	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, due 08/07/18	371,979
	500,000	S	UBS AG, 5.750%, due 04/25/18	544,181
	1,000,000	S	UBS AG/Stamford CT, 1.384%, due 02/23/12	1,008,777
	1,100,000	S	UBS Preferred Funding Trust V, 6.243%, due 05/29/49	1,067,000
	800,000	S	Union Planters Corp., 7.750%, due 03/01/11	807,521
	400,000	#	Vnesheconombank Via VEB Finance Ltd., 5.450%, due 11/22/17	401,000
	1,800,000	S	Wachovia Corp., 5.750%, due 02/01/18	2,001,476
	1,200,000	S	Wells Fargo & Co., 5.625%, due 12/11/17	1,330,544
EUR	1,200,000	S	Wells Fargo & Company, 1.222%, due 03/23/16	1,524,077
	$3,400,000	#, S	Westpac Banking Corp., 3.585%, due 08/14/14	3,627,038
	500,000		White Nights Finance BV for Gazprom, 10.500%, due 03/08/14	598,596
	1,500,000	L, S	White Nights Finance BV for Gazprom, 10.500%, due 03/25/14	1,796,655
	146,000	#, S	ZFS Finance USA Trust IV, 5.875%, due 05/09/32	143,026
				225,599,057
			Health Care: 0.7%
	2,400,000	S	Amgen, Inc., 6.150%, due 06/01/18	2,803,267
	300,000	S	AstraZeneca PLC, 5.900%, due 09/15/17	347,898
	200,000	S	AstraZeneca PLC, 6.450%, due 09/15/37	238,262
	1,900,000	S	HCA, Inc., 8.500%, due 04/15/19	2,090,000
	1,400,000	#, S	Roche Holdings, Inc., 7.000%, due 03/01/39	1,771,491
	600,000	S	UnitedHealth Group, Inc., 4.875%, due 02/15/13	639,108
				7,890,026
			Industrials: 0.2%
	700,000	#, S	C8 Capital SPV Ltd., 6.640%, due 12/31/49	495,223
	1,600,000	S	Union Pacific Corp., 5.700%, due 08/15/18	1,798,776
				2,293,999
			Information Technology: 0.7%
	1,300,000	S	Dell, Inc., 4.700%, due 04/15/13	1,396,261
	5,700,000	S	International Business Machines Corp., 5.700%, due 09/14/17	6,551,438
				7,947,699
			Materials: 0.3%
	1,500,000	#, S	CSN Resources S.A., 6.500%, due 07/21/20	1,590,000
	300,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	302,250
	400,000	S	Rohm & Haas Co., 6.000%, due 09/15/17	438,383
	200,000	S	Vale Overseas Ltd., 6.250%, due 01/23/17	223,521
	500,000	S	Vale Overseas Ltd., 6.875%, due 11/10/39	554,965
				3,109,119
			Telecommunication Services: 1.2%
	3,416,000	S	AT&T, Inc., 4.950%, due 01/15/13	3,663,291
	600,000	S	AT&T, Inc., 5.500%, due 02/01/18	667,516
	1,500,000	S	AT&T, Inc., 6.300%, due 01/15/38	1,587,684
	24,000	S	AT&T, Inc., 7.300%, due 11/15/11	25,359
	2,500,000	S	BellSouth Corp., 5.200%, due 09/15/14	2,731,520
	4,900,000	S	Cellco Partnership / Verizon Wireless Capital, LLC, 2.884%, due 05/20/11	4,949,593
	200,000	#, S	Qtel International Finance Ltd., 4.750%, due 02/16/21	191,568
	200,000	S	Qwest Corp., 8.875%, due 03/15/12	216,750
				14,033,281

		Utilities: 0.5%
300,000	S	Columbus Southern Power Co., 6.600%, due 03/01/33	334,675
600,000	#, S	EDF S.A., 5.500%, due 01/26/14	659,066
600,000	#, S	EDF S.A., 6.500%, due 01/26/19	701,183
600,000	#, S	Electricite de France SA, 6.950%, due 01/26/39	712,364
2,100,000	#, S	Enel Finance International S.A., 6.250%, due 09/15/17	2,296,776
500,000		Majapahit Holding BV, 7.250%, due 06/28/17	568,678
1,000,000		NV Energy, Inc., 6.250%, due 11/15/20	1,010,000
			6,282,742
		Total Corporate Bonds/Notes (Cost $281,339,659)	292,148,009

U.S. GOVERNMENT AGENCY OBLIGATIONS: 53.6%
		Federal Home Loan Bank: 0.1%
400,000	L	0.875%, due 12/27/13	396,783
400,000		3.125%, due 12/13/13	422,276
100,000		3.625%, due 10/18/13	106,852
			925,911
		Federal Home Loan Mortgage Corporation##: 6.5%
1,480,310	S	0.410%, due 07/15/19-08/15/19	1,478,518
9,200,000	S	0.515%, due 11/26/12	9,174,746
4,400,000	L	0.875%, due 10/28/13	4,380,024
267,075	S	1.542%, due 10/25/44	261,633
1,315,918	S	1.742%, due 07/25/44	1,290,685
418,575	S	1.875%, due 03/25/24	433,730
5,600,000	S	2.500%, due 01/07/14-04/23/14	5,818,285
81,697	S	2.520%, due 09/01/35	84,892
13,420	S	2.615%, due 04/01/32	13,981
1,100,000	L	3.000%, due 07/28/14	1,158,928
1,014,204		3.500%, due 05/29/13-07/15/32	1,077,626
400,000		4.125%, due 09/27/13	433,736
1,700,000	^, S	4.375%, due 07/17/15	1,877,075
4,000,000	W	4.500%, due 02/15/40	4,100,000
16,993,212	S	4.500%, due 01/15/13-08/01/40	18,049,244
2,300,000	S	4.875%, due 11/15/13	2,551,158
1,200,000	^	5.000%, due 07/15/14	1,346,112
1,200,000		5.000%, due 01/30/14-04/18/17	1,352,470
400,000	S	5.250%, due 04/18/16	458,089
8,389,407	S	5.500%, due 07/18/16-07/01/38	9,009,548
10,755,594	S	6.000%, due 10/01/17-08/01/39	11,670,718
			76,021,198
		Federal National Mortgage Association##: 46.9%
469,795	S	0.321%, due 07/25/37	463,678
97,597	S	0.381%, due 03/25/34	96,745
9,500,000	S	0.500%, due 10/30/12	9,462,029
788,996	S	0.571%, due 04/25/37	791,050
3,800,000	S	0.625%, due 09/24/12	3,805,552
1,531,967	S	0.711%, due 09/25/35	1,533,130
29,200,000	L	0.750%, due 12/18/13	28,894,889
13,900,000	S	1.000%, due 09/23/13	13,888,268
7,300,000	S	1.125%, due 09/30/13	7,320,725
300,000		1.250%, due 08/20/13	302,155
224,302	S	1.530%, due 10/01/44	224,407
3,700,000	S	1.625%, due 10/26/15	3,610,456
770,637	S	1.629%, due 02/01/33	788,336
2,300,000	S	1.750%, due 02/22/13	2,349,795
91,158	S	1.781%, due 04/25/24	94,182
5,290	S	2.000%, due 02/01/20	5,437
564,458	S	2.127%, due 09/01/35	581,697
3,000,000	S	2.500%, due 05/15/14	3,115,056
10,966	S	2.560%, due 09/01/31	11,465
77,146	S	2.585%, due 04/01/32	76,988
216,406	S	2.606%, due 08/01/35	224,346
1,239,119	S	2.688%, due 11/01/34-02/01/35	1,295,752
4,500,000	S	2.750%, due 02/05/14-03/13/14	4,706,436
400,000	L	2.875%, due 12/11/13	420,786
2,100,000		3.000%, due 09/16/14	2,213,845
86,300,000	W	4.000%, due 01/25/24-08/25/40	86,009,114
13,500,000	S	4.125%, due 04/15/14	14,734,805
200,000	S	4.375%, due 10/15/15	220,388
157,300,000	W	4.500%, due 01/25/24-01/25/39	161,852,899
66,761,036	S	4.500%, due 06/01/38-09/01/40	68,617,785
80,298	S	4.617%, due 12/01/36	83,878
2,600,000	S	4.625%, due 10/15/13	2,855,770
100,000	S	4.875%, due 12/15/16	112,252
330,081	S	4.989%, due 09/01/34	345,399
32,200,000	W	5.000%, due 01/13/40	33,855,273
6,172,234	S	5.000%, due 03/15/16-07/01/39	6,674,570
600,000	S	5.375%, due 06/12/17	691,784
30,900,000	W	5.500%, due 01/25/39	33,063,000
4,776,525	S	5.500%, due 04/01/21-08/01/38	5,141,318
9,000,000	W	6.000%, due 01/15/33	9,783,288
28,826,922	S	6.000%, due 06/01/17-10/01/38	31,411,980
1,000,000	W	6.500%, due 01/15/32	1,111,406
1,797,205	S	6.500%, due 03/01/17-06/17/38	1,961,372
			544,803,486
		Government National Mortgage Association: 0.1%
26,132	S	0.661%, due 03/16/32	26,222
1,000,000	W	6.000%, due 01/15/39	1,099,688
			1,125,910
		Total U.S. Government Agency Obligations (Cost $626,847,826)	622,876,505

U.S. TREASURY OBLIGATIONS: 38.5%
			U.S. Treasury Notes: 36.9%
	15,100,000	L	0.500%, due 11/30/12	15,082,892
	275,100,000		0.500%, due 10/15/13-11/15/13	272,038,316
	41,000,000	S	0.750%, due 08/15/13-09/15/13	40,902,732
	26,000,000	S	1.000%, due 07/15/13	26,132,002
	11,200,000	S	1.125%, due 06/15/13	11,293,587
	1,600,000		1.375%, due 11/30/15	1,555,125
	8,900,000	S	1.875%, due 06/30/15	8,936,855
	31,100,000	S	2.125%, due 11/30/14-05/31/15	31,679,031
	8,800,000		2.375%, due 09/30/14-10/31/14	9,112,529
	7,300,000		2.500%, due 04/30/15	7,548,091
	4,700,000		2.625%, due 12/31/14	4,901,588
				429,182,748
			Treasury Inflation Indexed Protected Securities(ip): 1.6%
	501,435	S	1.250%, due 07/15/20	514,128
	626,388	S	1.750%, due 01/15/28	639,210
	3,305,820	S	2.000%, due 01/15/26	3,518,374
	5,556,629	S	2.375%, due 01/15/25-01/15/27	6,194,643
	5,297,136	S	2.500%, due 01/15/29	6,027,150
	1,352,240	S	3.625%, due 04/15/28	1,749,777
	133,041	S	3.875%, due 04/15/29	178,847
				18,822,129
			Total U.S. Treasury Obligations (Cost $450,141,981)	448,004,877

ASSET-BACKED SECURITIES: 0.4%
			Automobile Asset-Backed Securities: 0.1%
	294,663	#, S	Ally Auto Receivables Trust, 1.320%, due 03/15/12	295,138
	225,018	S	Daimler Chrysler Auto Trust, 1.741%, due 09/10/12	225,663
				520,801
			Credit Card Asset-Backed Securities: 0.1%
	1,400,000	S	BA Credit Card Trust, 1.460%, due 12/16/13	1,407,613
				1,407,613
			Home Equity Asset-Backed Securities: 0.0%
	543,435	S	Household Home Equity Loan Trust, 0.551%, due 01/20/34	496,327
				496,327
			Other Asset-Backed Securities: 0.2%
	303,597	S	Countrywide Asset-Backed Certificates, 0.341%, due 10/25/47	299,413
	1,737,760	S	Countrywide Asset-Backed Certificates, 0.441%, due 09/25/36	1,474,766
	274,110	S	JPMorgan Mortgage Acquisition Corp., 0.321%, due 03/25/47	214,457
	58,753	S	Long Beach Mortgage Loan Trust, 0.541%, due 10/25/34	48,611
	10,214	S	Morgan Stanley Capital, Inc., 0.311%, due 11/25/36	10,200
	132,951	S	WAMU Asset-Backed Certificates, 0.311%, due 01/25/37	129,464
				2,176,911
			Total Asset-Backed Securities (Cost $4,969,424)	4,601,652

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.9%
	2,438,077	S	Access Group, Inc., 1.588%, due 10/27/25	2,494,315
	81,510	S	Adjustable Rate Mortgage Trust, 3.038%, due 05/25/35	81,353
	384,302	S	American Home Mortgage Investment Trust, 2.261%, due 02/25/45	344,754
	16,800,000	#, S	Arkle Master Issuer PLC, 0.374%, due 02/17/52	16,619,618
EUR	1,000,000	#	Arran Residential Mortgages Funding PLC, 2.203%, due 05/16/47	1,335,213
EUR	1,700,000	#	Arran Residential Mortgages Funding PLC, 2.403%, due 05/16/47	2,264,048
	$800,000	S	Banc of America Commercial Mortgage, Inc., 5.740%, due 05/10/45	876,880
	549,561	S	Banc of America Funding Corp., 2.861%, due 05/25/35	535,849
	446,009	S	Banc of America Funding Corp., 5.893%, due 01/20/47	324,046
	327,660	S	Banc of America Mortgage Securities, Inc., 2.923%, due 07/25/33	320,190
	90,714	S	Banc of America Mortgage Securities, Inc., 5.000%, due 05/25/34	90,924
	1,600,000	#, S	BCRR Trust, 5.858%, due 07/17/40	1,688,751
	2,661,874	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.730%, due 03/25/35	2,541,167
	1,567,535	S	Bear Stearns Adjustable Rate Mortgage Trust, 2.934%, due 03/25/35	1,503,026
	679,413	S	Bear Stearns Adjustable Rate Mortgage Trust, 3.106%, due 11/25/34	578,334
	111,491	S	Bear Stearns Adjustable Rate Mortgage Trust, 5.380%, due 02/25/36	95,530
	328,473	S	Bear Stearns Alternative-A Trust, 2.875%, due 05/25/35	257,036
	198,826	S	Bear Stearns Alternative-A Trust, 2.955%, due 09/25/35	152,407
	579,704	S	Bear Stearns Alternative-A Trust, 5.305%, due 11/25/36	363,136
	100,000	S	Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	102,842
	300,000	S	Bear Stearns Commercial Mortgage Securities, 5.471%, due 01/12/45	320,637
	515,559	S	Bear Stearns Structured Products, Inc., 2.360%, due 01/26/36	338,495
	329,065	S	Bear Stearns Structured Products, Inc., 5.339%, due 12/26/46	231,736
	536,905	S	Citigroup Mortgage Loan Trust, Inc., 2.930%, due 08/25/35	509,786
	900,000	S	Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	940,033
	175,172	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.581%, due 03/25/35	112,492
	806,571	#, S	Countrywide Home Loan Mortgage Pass-through Trust, 0.601%, due 06/25/35	696,677
	799,350	S	Countrywide Home Loan Mortgage Pass-through Trust, 2.920%, due 02/20/35	696,778
	463,780	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.121%, due 11/25/34	376,866
	2,385,382	#, S	Credit Suisse Mortgage Capital Certificates, 0.490%, due 10/15/21	2,256,128
	100,000	S	Credit Suisse Mortgage Capital Certificates, 5.659%, due 03/15/39	105,218
	2,300,000	S	Credit Suisse Mortgage Capital Certificates, 5.695%, due 09/15/40	2,365,596
	150,522	S	Downey Savings & Loan Association Mortgage Loan Trust, 2.470%, due 07/19/44	120,333
	293,467	S	First Horizon Mortgage Pass-through Trust, 2.924%, due 08/25/35	240,261
	9,854	S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	9,990
	8,698,141	S	Granite Master Issuer PLC, 0.351%, due 12/20/54	8,097,969
	282,275	S	Greenpoint Mortgage Pass-through Certificates, 3.117%, due 10/25/33	243,351
	100,000	S	Greenwich Capital Commercial Funding Corp., 4.799%, due 08/10/42	105,664
	600,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	633,044
	695,778	#, S	GS Mortgage Securities Corp. II, 0.351%, due 03/06/20	679,094
	61,008	S	GSR Mortgage Loan Trust, 2.574%, due 06/25/34	56,110
	567,149	S	GSR Mortgage Loan Trust, 2.825%, due 09/25/35	543,995

1,215	S	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	1,216
213,962	S	Harborview Mortgage Loan Trust, 0.481%, due 05/19/35	140,621
407,355	S	Harborview Mortgage Loan Trust, 2.960%, due 07/19/35	325,651
226,208	S	Indymac Index Mortgage Loan Trust, 2.690%, due 12/25/34	167,031
1,700,000	#, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	1,620,006
800,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	831,496
2,600,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, due 01/15/49	2,708,275
4,300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	4,512,669
300,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, due 02/15/51	318,133
925,711	S	JPMorgan Mortgage Trust, 3.112%, due 07/25/35	923,567
238,927	S	JPMorgan Mortgage Trust, 5.036%, due 02/25/35	239,779
247,887	S	Merrill Lynch Mortgage Investors Trust, 0.471%, due 02/25/36	191,851
293,633	S	Merrill Lynch Mortgage Investors Trust, 2.456%, due 05/25/33	292,781
300,000	S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, due 03/12/51	306,398
196,628	S	MLCC Mortgage Investors, Inc., 0.511%, due 11/25/35	176,355
110,833	S	MLCC Mortgage Investors, Inc., 1.258%, due 10/25/35	96,466
100,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	107,014
4,700,000	S	Morgan Stanley Capital I, 5.879%, due 06/11/49	5,040,359
14,934	S	RAAC Series, 5.000%, due 09/25/34	14,976
89,896	S	Residential Accredit Loans, Inc., 0.661%, due 03/25/33	80,791
70,147	S	Residential Asset Securitization Trust, 0.661%, due 05/25/33	61,318
11,327	S	Residential Funding Mortgage Securities I, 6.500%, due 03/25/32	11,656
193,420	S	Sequoia Mortgage Trust, 0.611%, due 07/20/33	183,580
382,522	S	Sequoia Mortgage Trust, 2.823%, due 04/20/35	359,656
117,461	S	SLM Student Loan Trust, 0.588%, due 01/25/15	117,527
212,387	S	Structured Adjustable Rate Mortgage Loan Trust, 2.714%, due 08/25/35	172,431
504,303	S	Structured Asset Mortgage Investments, Inc., 0.511%, due 07/19/35	472,346
209,732	#, S	Structured Asset Securities Corp., 2.856%, due 10/25/35	168,656
877,020	S	Thornburg Mortgage Securities Trust, 0.381%, due 10/25/46	869,492
805,876	#, S	Wachovia Bank Commercial Mortgage Trust, 0.340%, due 06/15/20	754,192
400,000	S	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	408,531
2,500,000	S	WaMu Mortgage Pass-Through Certificates, 5.752%, due 02/25/37	2,056,563
354,536	#, R, X, ^, S	Washington Mutual Mortgage Pass-through Certificates, 0.000%, due 12/25/27	19,499
149,231	S	Washington Mutual Mortgage Pass-through Certificates, 0.571%, due 01/25/45	128,603
150,988	S	Washington Mutual Mortgage Pass-through Certificates, 0.581%, due 01/25/45	127,840
348,730	S	Washington Mutual Mortgage Pass-through Certificates, 0.801%, due 12/25/27	309,608
20,334	S	Washington Mutual Mortgage Pass-through Certificates, 1.728%, due 08/25/42	18,490
45,372	S	Washington Mutual Mortgage Pass-through Certificates, 2.904%, due 02/27/34	46,408
912,444	S	Washington Mutual Mortgage Pass-through Certificates, 3.154%, due 07/25/46	670,408
991,991	S	Washington Mutual Mortgage Pass-through Certificates, 3.154%, due 08/25/46	755,592
684,159	S	Wells Fargo Mortgage-Backed Securities Trust, 2.856%, due 12/25/34	664,769
307,568	S	Wells Fargo Mortgage-Backed Securities Trust, 2.906%, due 05/25/35	293,124
447,385	S	Wells Fargo Mortgage-Backed Securities Trust, 4.911%, due 01/25/35	451,525
116,420	S	Wells Fargo Mortgage-Backed Securities Trust, 5.251%, due 08/25/36	115,571

		Total Collateralized Mortgage Obligations (Cost $78,929,117)	79,582,492

MUNICIPAL BONDS: 2.8%
		California: 1.0%
1,000,000	S	California Infrastructure & Economic Development Bank, 6.486%, due 05/15/49	1,013,780
1,200,000	S	California State Public Works Board, 7.804%, due 03/01/35	1,184,736
500,000	S	California State University, 6.434%, due 11/01/30	510,395
200,000		Los Angeles County Public Works Financing Authority, 7.488%, due 08/01/33	196,610
300,000		Los Angeles County Public Works Financing Authority, 7.618%, due 08/01/40	294,510
450,000	S	Orange County Sanitation District, 9.220%, due 02/01/33	431,109
6,000,000	S	Southern California Public Power Authority, 5.943%, due 07/01/40	5,601,120
500,000	S	State of California, 7.500%, due 04/01/34	517,305
400,000	S	State of California, 5.650%, due 04/01/39	422,520
500,000	S	State of California, 7.550%, due 04/01/39	520,305
200,000		University of California, 6.398%, due 05/15/31	194,164
300,000		University of California, 6.548%, due 05/15/48	292,959
			11,179,513
		Illinois: 0.3%
1,000,000	S	Chicago Transit Authority, 6.200%, due 12/01/40	912,850
1,400,000	S	Chicago Transit Authority, 6.899%, due 12/01/40	1,390,200
100,000	S	Chicago Transit Authority, 6.300%, due 12/01/21	104,119
400,000	S	State of Illinois, 6.725%, due 04/01/35	367,544
900,000	S	State of Illinois, 4.071%, due 01/01/14	908,604
			3,683,317
		Nebraska: 0.0%
500,000	S	Public Power Generation Agency, 7.242%, due 01/01/41	494,255
			494,255
		Nevada: 0.3%
3,300,000	S	City of North Las Vegas NV, 6.572%, due 06/01/40	3,326,400
600,000	S	County of Clark NV, 6.820%, due 07/01/45	615,384
			3,941,784
		New Jersey: 0.1%
600,000	S	New Jersey Economic Development Authority, 1.302%, due 06/15/13	599,370
			599,370
		New York: 0.6%
2,900,000		New York City Municipal Water Finance Authority, 5.882%, due 06/15/44	2,900,696
1,000,000	S	New York City Municipal Water Finance Authority, 6.011%, due 06/15/42	1,000,090
2,900,000		New York City Municipal Water Finance Authority, 6.282%, due 06/15/42	2,888,806
100,000	S	Tobacco Settlement Financing Corp., 5.875%, due 05/15/39	95,420
200,000	S	Tobacco Settlement Financing Corp., 6.250%, due 06/01/42	179,404
			7,064,416
		Ohio: 0.0%
400,000	S	Buckeye Tobacco Settlement Financing Authority, 5.875%, due 06/01/30	287,640
			287,640
		Texas: 0.5%
2,200,000		City of San Antonio TX, 5.808%, due 02/01/41	2,211,748
2,900,000		City of San Antonio TX, 6.308%, due 02/01/37	2,921,315

	400,000	S	Texas State Transportation Commission, 5.178%, due 04/01/30	396,664
				5,529,727
			Wisconsin: 0.0%
	105,000	S	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	110,772
				110,772
			Total Municipal Bonds (Cost $33,459,359)	32,890,794

OTHER BONDS: 8.0%
			Foreign Government Bonds: 8.0%
BRL	2,000,000	S	Brazil Government International Bond, 10.250%, due 01/10/28	1,257,229
CAD	700,000		Canada Housing Trust No 1, 2.750%, due 12/15/15	706,414
CAD	2,400,000		Canada Housing Trust No 1, 3.350%, due 12/15/20	2,388,124
CAD	1,800,000	S	Canadian Government International Bond, 2.000%, due 12/01/14	1,797,665
CAD	2,600,000		Canadian Government International Bond, 2.500%, due 09/01/13	2,657,476
CAD	300,000		Canadian Government International Bond, 3.000%, due 12/01/15	309,866
CAD	900,000	S	Canadian Government International Bond, 4.500%, due 06/01/15	988,796
	$600,000	#, S	Export-Import Bank of China, 4.875%, due 07/21/15	646,369
	900,000	S	Federative Republic of Brazil, 12.500%, due 01/05/22	643,825
	499,999	S	Federative Republic of Brazil, 8.000%, due 01/15/18	587,499
JPY	4,620,000,000	Z	Japan Treasury Discount Bill, 0.090%, due 01/31/11	56,899,224
JPY	160,000,000	Z	Japan Treasury Discount Bill, 0.110%, due 03/14/11	1,970,231
	$400,000	#, S	Korea Housing Finance Corp., 4.125%, due 12/15/15	404,166
	600,000	S	Mexico Government International Bond, 6.050%, due 01/11/40	616,500
	5,000,000	S	Mexico Government International Bond, 8.125%, due 12/30/19	6,387,500
	250,000	S	Panama Government International Bond, 8.875%, due 09/30/27	343,750
	71,000	S	Panama Government International Bond, 9.375%, due 04/01/29	99,933
CAD	200,000		Province of Ontario, 4.200%, due 03/08/18	211,600
CAD	1,000,000		Province of Ontario, 4.200%, due 06/02/20	1,037,453
CAD	400,000		Province of Ontario, 4.300%, due 03/08/17	428,422
CAD	1,000,000		Province of Ontario, 4.400%, due 06/02/19	1,061,309
CAD	600,000		Province of Ontario, 4.600%, due 06/02/39	628,513
CAD	7,900,000		Province of Ontario, 4.700%, due 06/02/37	8,360,429
CAD	300,000		Province of Ontario, 5.500%, due 06/02/18	341,474
	$1,000,000	#, S	Societe Financement de l’Economie Francaise, 0.489%, due 07/16/12	1,002,770
EUR	700,000	S	Societe Financement de l’Economie Francaise, 2.125%, due 05/20/12	949,261
	$200,000	#, S	Societe Financement de l’Economie Francaise, 3.375%, due 05/05/14	210,808

			Total Other Bonds (Cost $90,541,669)	92,936,606

Shares

PREFERRED STOCK: 1.4%
			Consumer Discretionary: 0.1%
	60,000	@, P, S	Motors Liquidation Co.	$495,750
				495,750
			Financials: 1.3%
	77,500	S	American International Group, Inc.	681,225
	858,000	S	Citigroup, Inc.	11,195,184
	3,400	S	Wells Fargo & Co.	3,401,870
				15,278,279
			Total Preferred Stock (Cost $19,231,024)	15,774,029

POSITIONS IN PURCHASED OPTIONS: 0.0%
			Options on Exchange-Traded Futures Contracts: 0.0%
	450		Put Option CME
			90-Day Eurodollar March Futures
			Strike @ $95.625 - Exp 03/14/11	$2,813
	23		Put Option CME
			90-Day Eurodollar March Futures
			Strike @ $96.875 - Exp 03/14/11	144
	4		Put Option CME
			90-Day Eurodollar March Futures
			Strike @ $97.000 - Exp 03/14/11	25
	30		Put Option CME
			90-Day Eurodollar March Futures
			Strike @ $97.125 - Exp 03/14/11	188
	400		Put Option CME
			90-Day Eurodollar June Futures
			Strike @ $95.000 - Exp 06/13/11	2,500

			Total Purchased Options (Cost $7,936)	5,670

			Total Long-Term Investments (Cost $1,585,467,995)	1,588,820,634

Principal Amount

SHORT-TERM INVESTMENTS: 4.6%
			U.S. Treasury Bills: 0.1%
	$1,300,000		0.030%, due 01/20/11	$1,299,960

			Total U.S. Treasury Bills (Cost $1,299,960)	1,299,960

Shares				Value
		Securities Lending Collateral(cc): 4.5%
51,628,996		BNY Mellon Overnight Government Fund (1)		$51,628,996
221,484	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		177,187

		Total Securities Lending Collateral (Cost $51,850,480)		51,806,183

		Total Short-Term Investments (Cost $53,150,440)		53,106,143

		Total Investments in Securities (Cost $ 1,638,618,435) *	141.3%	$1,641,926,777
		Other Assets and Liabilities - Net	(41.3)	(479,619,430)
		Net Assets	100.0%	$1,162,307,347

@	Non-income producing security
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

(ip)	Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.
R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
S

All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
JPY	Japanese Yen

PORTFOLIO OF INVESTMENTS
ING Pioneer High Yield Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 16.3%
		Consumer Discretionary: 1.4%
8,548		International Game Technology	$151,214
1,560	@	Lear Corp.	153,988
7,460	@	Scientific Games Corp.	74,302
34,923		Service Corp. International	288,115
17,647		Sonic Automotive, Inc.	233,646
10,909		Starbucks Corp.	350,506
2,967	@	WMS Industries, Inc.	134,227
			1,385,998
		Consumer Staples: 0.2%
43,400	@	Alliance One International, Inc.	184,016
			184,016
		Energy: 1.0%
72,281	@	Hercules Offshore, Inc.	250,092
6,900		Marathon Oil Corp.	255,507
4,400		QEP Resources, Inc.	159,764
17,091	@	SandRidge Energy, Inc.	125,106
2,859	@	Transocean Ltd.	198,729
			989,198
		Financials: 0.2%
1,162	@, R, X	KNIA Holdings	9,020
5,733		Legg Mason, Inc.	207,936
1,476	@, R, X	Perseus Holding Corp.	—
			216,956
		Health Care: 2.9%
8,638		Aetna, Inc.	263,545
1,400	@	Alere, Inc.	51,240
2,303		Alere, Inc. - Preference Shares	573,447
5,604	@	Bio-Rad Laboratories, Inc.	581,975
5,800		Cigna Corp.	212,628
11,045	@	Thermo Fisher Scientific, Inc.	611,451
6,200		UnitedHealth Group, Inc.	223,882
5,350	@	Waters Corp.	415,749
			2,933,917
		Industrials: 3.6%
18,148	@	BE Aerospace, Inc.	672,020
8,180	@	Cooper Industries PLC	476,812
13,112	@	DigitalGlobe, Inc.	415,782
8,420		ESCO Technologies, Inc.	318,613
4,100	@	General Cable Corp.	143,869
5,841	@	GeoEye, Inc.	247,600
6,900		ITT Corp.	359,559
11,600		Kennametal, Inc.	457,736
6,400		Lennox International, Inc.	302,656
16,300	@	Orbital Sciences Corp.	279,219
			3,673,866
		Information Technology: 1.7%
6,500	@	Blackboard, Inc.	268,450
5,412	@	CommScope, Inc.	168,963
7,319	@	Itron, Inc.	405,839
168	@	Magnachip Semiconductors S.A.	—
35,300	@	PMC - Sierra, Inc.	303,227
4,000	@	Research In Motion Ltd.	232,520
9,664		Tyco Electronics Ltd.	342,106
			1,721,105
		Materials: 4.0%
2,971		FMC Corp.	237,353
8,400		Freeport-McMoRan Copper & Gold, Inc.	1,008,756
41,050	@	Georgia Gulf Corp.	987,663
38,063	@	LyondellBasell Industries NV	1,309,367
91,233	@	Polymet Mining Corp.	218,047
5,400		Texas Industries, Inc.	247,212
			4,008,398
		Telecommunication Services: 0.4%
28,800		Windstream Corp.	401,472
			401,472
		Utilities: 0.9%
15,964		CMS Energy Corp.	296,930
15,800	@	NRG Energy, Inc.	308,732
4,564		Public Service Enterprise Group, Inc.	145,181
2,800		Sempra Energy	146,944
			897,787
		Total Common Stock (Cost $10,789,818)	16,412,713

REAL ESTATE INVESTMENT TRUSTS: 0.3%
		Financials: 0.3%
15,655		Annaly Capital Management, Inc.	280,538

		Total Real Estate Investment Trusts (Cost $224,078)	280,538

PREFERRED STOCK: 3.4%
		Consumer Staples: 0.1%
11,500	@, #	2009 Dole Food Automatic Common Exchange Security Trust	149,859
			149,859

		Energy: 0.7%
11,500		Petroquest Energy, Inc.	488,750
1,400		SandRidge Energy, Inc.	167,748
			656,498
		Financials: 2.2%
130		Bank of America Corp.	124,406
31,880	P	Forest City Enterprises, Inc.	1,931,673
775	@, R, X	Perseus Holding Corp.	—
5,000		Sovereign Capital Trust	207,500
			2,263,579
		Industrials: 0.4%
2,200	P	General Cable Corp.	387,613
			387,613
		Total Preferred Stock (Cost $2,573,555)	3,457,549

WARRANTS: 0.0%
		Information Technology: 0.0%
840		Magnachip Semiconductors S.A.	—

		Total Warrants (Cost $13)	—

Principal Amount

CORPORATE BONDS/NOTES: 75.9%
		Consumer Discretionary: 7.7%
$530,000	&, #	Allison Transmission, Inc., 11.250%, due 11/01/15	$580,350
385,000		Beazer Homes USA, Inc., 9.125%, due 06/15/18	375,375
350,000		DR Horton, Inc., 2.000%, due 05/15/14	397,250
131,416		Federal Mogul Corp., 2.198%, due 12/29/14	122,898
67,049		Federal Mogul Corp., 2.198%, due 12/28/15	62,703
100,000	#	Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, due 05/01/21	98,000
472,000		Ford Motor Co., 4.250%, due 11/15/16	945,770
160,000		Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	183,200
575,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	675,625
2,600,000	R, X	Lear Corp. Escrow	—
104,000	#	Lennar Corp., 2.750%, due 12/15/20	114,140
1,010,000	#, ±	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	137,613
270,000		Meritage Homes Corp., 6.250%, due 03/15/15	272,700
310,003		Nexstar Finance Holdings, LLC, 11.375%, due 04/01/13	315,040
509,352	&, #, R, X	Pegasus Solutions, Inc., 13.000%, due 04/15/14	382,014
71,000		Pinnacle Entertainment, Inc., 8.750%, due 05/15/20	73,840
205,000		Scientific Games International, Inc., 9.250%, due 06/15/19	212,688
500,000	#	Sitel LLC/Sitel Finance Corp., 11.500%, due 04/01/18	415,000
360,000		Sonic Automotive, Inc., 5.000%, due 10/01/29	449,100
163,000		Sonic Automotive, Inc., 9.000%, due 03/15/18	172,373
117,000	#	Star Gas Partners L.P. / Star Gas Finance Co., 8.875%, due 12/01/17	118,170
120,000	#	TRW Automotive, Inc., 8.875%, due 12/01/17	135,000
480,157	&, #	Umbrella Acquisition, Inc., 9.750%, due 03/15/15	520,970
980,000		Wesco Distribution, Inc., 7.500%, due 10/15/17	995,925
			7,755,744
		Consumer Staples: 6.6%
229,501		ACE Cash Express, Inc., 3.261%, due 10/05/13	200,814
430,000		Alliance One International, Inc., 5.500%, due 07/15/14	486,438
825,000		Alliance One International, Inc., 10.000%, due 07/15/16	849,750
267,975		Ardent Health Services, 6.500%, due 09/15/15	268,087
287,000	#	C&S Group Enterprises LLC, 8.375%, due 05/01/17	275,520
125,000	&	Catalent Pharma Solutions, Inc., 9.500%, due 04/15/15	126,875
—		Del Monte Foods Co., 0.000%, due 12/26/11	—
250,000		Green Mountain Coffee Roasters, Inc., 5.500%, due 09/14/16	250,886
100,000	#	NBTY, Inc., 9.000%, due 10/01/18	107,250
650,000		NCO Group, Inc., 5.161%, due 11/15/13	562,250
294,841		NCO Group, Inc., 7.500%, due 05/15/13	290,787
500,000		Pierre Foods, Inc., 7.000%, due 07/29/16	498,542
253,000		Revlon Consumer Products Corp., 9.750%, due 11/15/15	268,813
247,222		SHG Services, Inc., 8.000%, due 09/23/16	246,759
530,000		Ticketmaster Entertainment, Inc., 10.750%, due 08/01/16	576,375
736,842		Web Service Co. LLC, 7.000%, due 08/04/14	735,921
830,000		Yankee Acquisition Corp., 9.750%, due 02/15/17	869,425
			6,614,492
		Energy: 11.2%
217,000	#	American Petroleum Tankers LLC/AP Tankers Co., 10.250%, due 05/01/15	225,680
221,098		Aquilex Holdings LLC, 5.500%, due 03/11/16	220,729
402,000		Bill Barrett Corp., 5.000%, due 03/15/28	415,065
150,000	#	Calfrac Holdings L.P., 7.500%, due 12/01/20	152,250
89,000	#	Carrizo Oil & Gas, Inc., 8.625%, due 10/15/18	92,115
300,000		Chesapeake Energy Corp., 2.250%, due 12/15/38	235,125
620,000		Chesapeake Energy Corp., 2.500%, due 05/15/37	556,450
170,000	#	Coffeyville Resources LLC / Coffeyville Finance, Inc., 9.000%, due 04/01/15	182,750
390,000		Concho Resources, Inc., 7.000%, due 01/15/21	400,725
520,000		Denbury Resources, Inc., 9.750%, due 03/01/16	582,400
200,000		Enterprise Products Operating L.P., 7.000%, due 06/01/67	197,934
110,000		Enterprise Products Operating L.P., 8.375%, due 08/01/66	118,244
500,000	#	Expro Finance Luxembourg SCA, 8.500%, due 12/15/16	480,000
400,000		Exterran Holdings, Inc., 4.250%, due 06/15/14	499,000
700,000	#	Foresight Energy LLC / Foresight Energy Corp., 9.625%, due 08/15/17	749,000
450,000	#	Hilcorp Energy I LP, 7.750%, due 11/01/15	466,875
500,000		Holly Energy Partners LP, 6.250%, due 03/01/15	497,500
100,000		International Coal Group, Inc., 9.125%, due 04/01/18	108,500
300,000		Linn Energy LLC/Linn Energy Finance Corp., 11.750%, due 05/15/17	345,000
730,000		Massey Energy Co., 3.250%, due 08/01/15	716,313
71,000		Newpark Resources, Inc., 4.000%, due 10/01/17	64,166

135,000		Parker Drilling Co., 9.125%, due 04/01/18	141,750
75,000		Pioneer Drilling Co., 9.875%, due 03/15/18	79,688
250,000	#	Precision Drilling Corp., 6.625%, due 11/15/20	255,000
785,000		Quicksilver Resources, Inc., 7.125%, due 04/01/16	755,563
525,000	&	SandRidge Energy, Inc., 8.625%, due 04/01/15	540,094
1,835,000		Tesoro Corp., 6.500%, due 06/01/17	1,848,763
250,000		Tesoro Corp., 9.750%, due 06/01/19	278,125
125,000		Whiting Petroleum Corp., 6.500%, due 10/01/18	126,875
			11,331,679
		Financials: 8.9%
378,000	#	ABI Escrow Corp., 10.250%, due 10/15/18	415,800
709		AES Red Oak, LLC, 8.540%, due 11/30/19	709
545,000	#	Alliant Holdings I, Inc., 11.000%, due 05/01/15	570,888
143,460		Alliant Insurance Services, 3.303%, due 08/21/14	140,591
304,509		Amwins Group, Inc., 2.810%, due 06/11/13	287,000
140,000		BAC Capital Trust VI, 5.625%, due 03/08/35	118,906
460,000	#, ±	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	134,550
300,000	#	CEVA Group PLC, 11.500%, due 04/01/18	325,500
145,000	#	CEVA Group PLC, 11.625%, due 10/01/16	159,863
2,225,000		Forest City Enterprises, Inc., 6.500%, due 02/01/17	1,935,730
40,000		Forest City Enterprises, Inc., 7.625%, due 06/01/15	37,450
219,000	#	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, due 11/15/20	232,140
100,000	#	Holly Energy Partners L.P./Holly Energy Finance Corp., 8.250%, due 03/15/18	105,000
150,000	#	Host Hotels & Resorts L.P., 2.500%, due 10/15/29	212,063
217,250		HUB International Holdings, Inc., 6.750%, due 06/13/14	217,630
360,000	#	HUB International Holdings, Inc., 10.250%, due 06/15/15	362,700
17,000		iStar Financial, Inc., 10.000%, due 06/15/14	17,043
190,000		Janus Capital Group, Inc., 6.950%, due 06/15/17	198,203
273,000	#	Lexington Realty Trust, 6.000%, due 01/15/30	334,425
1,000,000	#	Liberty Mutual Group, Inc., 7.000%, due 03/15/37	899,345
540,000	#	Offshore Group Investments Ltd., 11.500%, due 08/01/15	588,600
200,000	#	Pinafore LLC/Pinafore, Inc., 9.000%, due 10/01/18	217,000
335,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.500%, due 05/15/18	338,350
150,000	#	Sabra Health Care L.P. / Sabra Capital Corp., 8.125%, due 11/01/18	155,625
440,000	#	Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc., 10.625%, due 09/01/17	475,200
525,000	#	USB Realty Corp., 6.091%, due 12/22/49	398,344
110,000	#	USI Holdings Corp., 4.161%, due 11/15/14	96,800
			8,975,455
		Health Care: 7.4%
710,000		Alere, Inc., 3.000%, due 05/15/16	755,263
189,000		Alere, Inc., 9.000%, due 05/15/16	195,615
275,000		BioMarin Pharmaceuticals, Inc., 1.875%, due 04/23/17	396,344
253,000		BioScrip, Inc., 10.250%, due 10/01/15	261,855
200,000	#	ConvaTec Healthcare SA, 10.500%, due 12/15/18	203,750
250,000		Cubist Pharmaceuticals, Inc., 2.250%, due 06/15/13	253,438
132,000		Cubist Pharmaceuticals, Inc., 2.500%, due 11/01/17	128,865
397,500		Gentiva Health Services, Inc., 6.750%, due 05/23/16	401,972
228,000		Gentiva Health Services, Inc., 11.500%, due 09/01/18	249,660
175,000	#	HCA Holdings, Inc., 7.750%, due 05/15/21	175,438
454,000	&	HCA, Inc., 9.625%, due 11/15/16	487,483
425,000	+	Hologic, Inc., 2.000% (step rate 0.000%), due 12/15/37	446,250
332,000	#	Lantheus Medical Imaging, Inc., 9.750%, due 05/15/17	348,600
690,000		MannKind Corp., 3.750%, due 12/15/13	451,950
287,000		Omnicare, Inc., 3.250%, due 12/15/35	264,758
85,667		RehabCare Group, Inc., 6.000%, due 11/01/15	86,266
878,852	&, #	Surgical Care Affiliates, Inc., 8.875%, due 07/15/15	892,035
846,000		Vertex Pharmaceuticals, Inc., 3.350%, due 10/01/15	859,748
148,295		Warner Chilcott PLC, 6.000%, due 10/30/14	148,805
251,284		Warner Chilcott PLC, 6.250%, due 04/30/15	253,252
202,941		Warner Chilcott PLC, 6.500%, due 01/30/16	204,576
			7,465,923
		Industrials: 12.7%
390,000		American Airlines Pass-Through Trust, 8.608%, due 04/01/11	393,900
195,000		American Railcar Industries, Inc., 7.500%, due 03/01/14	199,388
100,000	#	AMGH Merger Sub, Inc., 9.250%, due 11/01/18	105,500
475,000		Baldor Electric Co., 8.625%, due 02/15/17	534,375
603,033	&	Blaze Recycling & Metals LLC / Blaze Finance Corp., 13.000%, due 07/16/12	514,086
225,000		Coleman Cable, Inc., 9.000%, due 02/15/18	234,000
85,000		Continental Airlines, Inc., 4.500%, due 01/15/15	124,844
35,238		Continental Airlines, Inc., 7.461%, due 04/01/13	35,502
249,051		DAE Aviation Holdings, 4.040%, due 07/31/14	246,561
477,000	#	DynCorp International, Inc., 10.375%, due 07/01/17	491,310
509,000	+	General Cable Corp., 4.500% (step rate 2.250%), due 11/15/29	607,619
445,000		GeoEye, Inc., 9.625%, due 10/01/15	505,075
285,000		Greenbrier Cos., Inc., 2.375%, due 05/15/26	266,119
535,000		Greenbrier Cos., Inc., 8.375%, due 05/15/15	544,363
623,000		Horizon Lines, Inc., 4.250%, due 08/15/12	577,054
263,077		Hudson Product Corp., 8.500%, due 08/24/15	254,856
246,649		Hunter Defense Technologies, 3.310%, due 08/01/14	235,550
100,000	#	Interline Brands, Inc., 7.000%, due 11/15/18	102,000
190,000	#	Liberty Tire Recycling, 11.000%, due 10/01/16	204,725
665,000		Mastec, Inc., 4.000%, due 06/15/14	804,650
675,000		Mueller Water Products, 7.375%, due 06/01/17	654,750
620,000		Navistar International Corp., 3.000%, due 10/15/14	830,800
355,000	#	New Enterprise Stone & Lime Co., 11.000%, due 09/01/18	339,025
69,831		Niagara Corp., 10.500%, due 06/29/14	60,753
—		Polymer Group, Inc., 0.000%, due 10/04/11	—
75,000	#	Polypore International, Inc., 7.500%, due 11/15/17	76,875
1,165,000	Z	Roper Industries, Inc., 0.180%, due 01/15/34	1,116,944
80,000		SunPower Corp., 1.250%, due 02/15/27	75,800
205,000	#	SunPower Corp., 4.500%, due 03/15/15	184,890
53,000	#	USG Corp., 8.375%, due 10/15/18	52,205
1,166,000		Wesco International, Inc., 6.000%, due 09/15/29	2,410,705
			12,784,224

		Information Technology: 5.9%
198,217		Aeroflex, Inc., 4.313%, due 08/15/14	196,854
316,000	#	Allen Systems Group, Inc., 10.500%, due 11/15/16	319,950
1,000,000		Anixter International, Inc., 5.950%, due 03/01/15	1,006,250
250,000		Ciena Corp., 0.875%, due 06/15/17	206,250
—		Commscope, Inc., 0.000%, due 10/26/11	—
232,709		Dealer Computer Services, Inc., 5.250%, due 04/01/17	234,636
89,000	#	First Data Corp., 8.250%, due 01/15/21	85,885
21,000		First Data Corp., 9.875%, due 09/24/15	20,108
89,000	#	First Data Corp., 12.625%, due 01/15/21	85,440
149,250		Interactive Data Corp., 6.750%, due 11/03/16	151,581
140,000		L-1 Identity Solutions, Inc., 3.750%, due 05/15/27	140,350
305,000		National Money Mart Co., 10.375%, due 12/15/16	330,925
750,000	#	Newport Corp., 2.500%, due 02/15/12	774,375
250,000		Nuance Communications, Inc., 2.750%, due 08/15/27	294,688
556,000		ON Semiconductor Corp., 2.625%, due 12/15/26	653,995
324,188		SAVVIS, Inc., 6.750%, due 07/09/16	329,608
310,000	#	Seagate HDD Cayman, 7.750%, due 12/15/18	315,425
254,000	#	SunGard Data Systems, Inc., 7.375%, due 11/15/18	256,540
324,000		Sunpower Corp. - Class A, 4.750%, due 04/15/14	300,105
185,000		Terremark Worldwide, Inc., 12.000%, due 06/15/17	212,750
			5,915,715
		Materials: 7.0%
550,000	#	Algoma Acquisition Corp., 9.875%, due 06/15/15	497,750
640,000		Crown Cork & Seal Co., Inc., 7.375%, due 12/15/26	638,400
350,000		Exopack Holding Corp., 11.250%, due 02/01/14	364,875
299,250		Goodman Global, Inc., 5.750%, due 10/06/16	301,281
400,000		Graham Packaging Co. L.P. / GPC Capital Corp. I, 8.250%, due 01/01/17	418,000
225,000		Graham Packaging Co., Inc., 9.875%, due 10/15/14	234,000
100,000		Graphic Packaging International Corp., 7.875%, due 10/01/18	105,250
261,000		Graphic Packaging International Corp., 9.500%, due 08/15/13	267,525
475,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, due 02/01/18	510,031
215,000	#	Ineos Finance PLC, 9.000%, due 05/15/15	229,781
235,000	#	Ineos Group Holdings PLC, 8.500%, due 02/15/16	225,013
264,000	#	Momentive Performance Materials, Inc., 9.000%, due 01/15/21	279,180
390,202	&	Noranda Aluminium Acquisition Corp., 5.193%, due 05/15/15	354,596
1,400,000		Nova Chemicals Corp., 7.875%, due 09/15/25	1,342,250
675,000	#	Novelis, Inc., 8.750%, due 12/15/20	703,688
180,000		Steel Dynamics, Inc., 5.125%, due 06/15/14	229,050
370,000	#	Texas Industries, Inc., 9.250%, due 08/15/20	394,975
			7,095,645
		Telecommunication Services: 7.1%
242,956		BCE, Inc., 3.270%, due 10/31/14	242,349
200,000		CCO Holdings LLC / CCO Holdings Capital Corp., 7.250%, due 10/30/17	204,000
248,077		Cengage Learning Acquisitions, Inc., 2.550%, due 07/04/14	233,968
450,000		Cincinnati Bell, Inc., 8.250%, due 10/15/17	447,750
230,000		Cincinnati Bell, Inc., 8.375%, due 10/15/20	221,375
240,000		Cincinnati Bell, Inc., 8.750%, due 03/15/18	226,200
850,000	#	Cricket Communications, Inc., 7.750%, due 10/15/20	811,750
95,000		Frontier Communications Corp., 8.250%, due 04/15/17	104,738
245,000		Frontier Communications Corp., 8.500%, due 04/15/20	268,888
435,000		Frontier Communications Corp., 8.750%, due 04/15/22	476,325
190,000		GCI, Inc., 8.625%, due 11/15/19	206,625
262,000		Global Crossing Ltd., 12.000%, due 09/15/15	296,715
285,000		Hughes Network Systems LLC/HNS Finance Corp., 9.500%, due 04/15/14	295,331
150,000		Intelsat Corp., 3.254%, due 02/01/14	142,922
500,000		Intelsat Corp., 9.250%, due 06/15/16	542,500
332,031	&	Intelsat Luxembourg S.A., 11.500%, due 02/04/17	368,554
225,000		MetroPCS Wireless, Inc., 6.625%, due 11/15/20	214,875
1,445,000	R, X	Millicom International Cellular S.A. Escrow	—
700,000		PAETEC Holding Corp., 8.875%, due 06/30/17	750,750
100,000	#	PAETEC Holding Corp., 9.875%, due 12/01/18	103,250
20,870		Telesat Canada / Telesat LLC, 3.270%, due 10/31/14	20,818
270,000		Telesat Canada / Telesat LLC, 11.000%, due 11/01/15	304,425
246,887		Wide Open West, 8.750%, due 06/18/14	242,258
200,000		Windstream Corp., 7.750%, due 10/15/20	207,000
210,000		Windstream Corp., 7.875%, due 11/01/17	221,813
			7,155,179
		Utilities: 1.4%
320,000		CMS Energy Corp., 5.500%, due 06/15/29	450,400
430,000	#	Intergen NV, 9.000%, due 06/30/17	457,950
130,000		PNM Resources, Inc., 9.250%, due 05/15/15	144,300
375,000	#	Texas Competitive Electric Holdings Co., LLC, 15.000%, due 04/01/21	330,000
			1,382,650
		Total Corporate Bonds/Notes (Cost $68,240,474)	76,476,706

ASSET-BACKED SECURITIES: 0.2%
		Other Asset-Backed Securities: 0.2%
120,000		Bear Stearns Asset-Backed Securities, Inc., 0.711%, due 01/25/47	54,523
150,000	#	Dominos Pizza Master Issuer LLC, 5.261%, due 04/25/37	154,116

		Total Asset-Backed Securities (Cost $207,871)	208,639

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.0%
1,000,000	#	Timberstar Trust, 7.530%, due 10/15/36	998,445

		Total Collateralized Mortgage Obligations (Cost $1,008,588)	998,445

		Total Long-Term Investments (Cost $83,044,397)	97,834,590

SHORT-TERM INVESTMENTS: 1.7%
	Mutual Funds: 1.7%
1,747,848	Blackrock Liquidity Funds TempFund Portfolio - Class I		1,747,848

	Total Mutual Funds (Cost $1,747,848)		1,747,848

	Total Short-Term Investments (Cost $1,747,848)		1,747,848

	Total Investments in Securities (Cost $84,792,245) *	98.8%	$99,582,438
	Other Assets and Liabilities - Net	1.2	1,237,955
	Net Assets	100.0%	$100,820,393

@	Non-income producing security
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

PORTFOLIO OF INVESTMENTS
ING Solution 2015 Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
2,758,560	@	ING Artio Foreign Portfolio - Class I		$32,219,980
3,884,796		ING BlackRock Inflation Protected Bond Portfolio - Class I		40,401,879
1,237,289		ING Clarion Global Real Estate Portfolio - Class I		12,063,569
548,328		ING Clarion Real Estate Portfolio - Class I		12,046,765
1,562,086		ING Davis New York Venture Portfolio - Class I		28,101,935
3,959,441		ING Floating Rate Fund - Class I		40,386,300
3,441,726		ING Global Bond Fund - Class I		40,440,275
3,159,079		ING Goldman Sachs Commodity Strategy Portfolio - Class I		24,388,088
3,140,497		ING Growth and Income Portfolio - Class I		68,902,505
4,900,823		ING Intermediate Bond Portfolio - Class I		59,152,928
1,207,074		ING Large Cap Growth Portfolio - Class I		16,017,878
2,727,450		ING Limited Maturity Bond Portfolio - Class I		28,147,279
928,261		ING Marsico Growth Portfolio - Class I		16,049,638
686,664		ING Marsico International Opportunities Portfolio - Class I		8,033,971
858,234		ING MidCap Opportunities Portfolio - Class I		10,032,750
7,133,929		ING PIMCO High Yield Portfolio - Class I		72,908,750
10,571,789		ING PIMCO Total Return Bond Portfolio - Class I		129,081,549
920,985		ING Pioneer Mid Cap Value Portfolio - Class I		10,112,410
868,909		ING Small Company Portfolio - Class I		15,935,788
1,798,120		ING T Rowe Price Capital Appreciation Portfolio - Class I		40,727,424
4,161,131		ING T. Rowe Price Equity Income Portfolio - Class I		48,976,517
367,278		ING T. Rowe Price Growth Equity Portfolio - Class I		20,012,997
1,819,330		ING Templeton Foreign Equity Portfolio - Class I		20,103,601
501,904		ING Thornburg Value Portfolio - Class I		16,050,906

		Total Investments in Affiliated Investment Companies (Cost $717,312,915) *	100.0%	$810,295,682
		Other Assets and Liabilities - Net	(0.0)	(301,371)
		Net Assets	100.0%	$809,994,311

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution 2025 Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
8,019,044	@	ING Artio Foreign Portfolio - Class I		$93,662,437
4,475,981		ING Clarion Global Real Estate Portfolio - Class I		43,640,818
283,341		ING Clarion Real Estate Portfolio - Class I		6,224,999
2,421,843		ING Davis New York Venture Portfolio - Class I		43,568,960
3,020,310		ING Equity Dividend Fund - Class I		31,048,786
4,909,898		ING Floating Rate Fund - Class I		50,080,963
5,335,302		ING Global Bond Fund - Class I		62,689,798
4,898,422		ING Goldman Sachs Commodity Strategy Portfolio - Class I		37,815,818
4,867,262		ING Growth and Income Portfolio - Class I		106,787,725
1,644,679		ING JPMorgan Emerging Markets Equity Portfolio - Class I		37,696,040
3,742,958		ING Large Cap Growth Portfolio - Class I		49,669,054
3,237,997		ING Marsico Growth Portfolio - Class I		55,984,969
3,191,921		ING Marsico International Opportunities Portfolio - Class I		37,345,471
3,193,042		ING MidCap Opportunities Portfolio - Class I		37,326,656
9,828,721		ING PIMCO High Yield Portfolio - Class I		100,449,532
4,097,469		ING PIMCO Total Return Bond Portfolio - Class I		50,030,101
3,426,033		ING Pioneer Mid Cap Value Portfolio - Class I		37,617,842
4,041,319		ING Small Company Portfolio - Class I		74,117,785
2,786,458		ING T Rowe Price Capital Appreciation Portfolio - Class I		63,113,274
8,060,056		ING T. Rowe Price Equity Income Portfolio - Class I		94,866,857
1,024,974		ING T. Rowe Price Growth Equity Portfolio - Class I		55,850,831
5,081,412		ING Templeton Foreign Equity Portfolio - Class I		56,149,603
778,166		ING Thornburg Value Portfolio - Class I		24,885,745

		Total Investments in Affiliated Investment Companies (Cost $1,070,463,009) *	100.0%	$1,250,624,064
		Other Assets and Liabilities - Net	(0.0)	(465,287)
		Net Assets	100.0%	$1,250,158,777

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution 2035 Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
6,863,940	@	ING Artio Foreign Portfolio - Class I		$80,170,820
1,093,490	@	ING Baron Small Cap Growth Portfolio - Class I		21,180,908
3,831,276		ING Clarion Global Real Estate Portfolio - Class I		37,354,937
727,576		ING Clarion Real Estate Portfolio - Class I		15,984,840
2,026,808		ING Columbia Small Cap Value Portfolio - Class I		21,159,879
1,776,887		ING Davis New York Venture Portfolio - Class I		31,966,206
3,619,461		ING Equity Dividend Fund - Class I		37,208,055
3,151,810		ING Floating Rate Fund - Class I		32,148,465
2,283,158		ING Global Bond Fund - Class I		26,827,105
4,192,727		ING Goldman Sachs Commodity Strategy Portfolio - Class I		32,367,854
3,430,674		ING Growth and Income Portfolio - Class I		75,268,987
2,346,116		ING JPMorgan Emerging Markets Equity Portfolio - Class I		53,772,984
4,004,900		ING Large Cap Growth Portfolio - Class I		53,145,023
3,079,576		ING Marsico Growth Portfolio - Class I		53,245,871
3,643,452		ING Marsico International Opportunities Portfolio - Class I		42,628,385
3,188,606		ING MidCap Opportunities Portfolio - Class I		37,274,809
6,309,149		ING PIMCO High Yield Portfolio - Class I		64,479,506
876,799		ING PIMCO Total Return Bond Portfolio - Class I		10,705,721
3,421,031		ING Pioneer Mid Cap Value Portfolio - Class I		37,562,918
1,729,692		ING Small Company Portfolio - Class I		31,722,544
953,892		ING T Rowe Price Capital Appreciation Portfolio - Class I		21,605,643
9,197,126		ING T. Rowe Price Equity Income Portfolio - Class I		108,250,175
974,851		ING T. Rowe Price Growth Equity Portfolio - Class I		53,119,607
6,281,057		ING Templeton Foreign Equity Portfolio - Class I		69,405,675
666,099		ING Thornburg Value Portfolio - Class I		21,301,849

		Total Investments in Affiliated Investment Companies (Cost $914,828,541) *	100.0%	$1,069,858,766
		Other Assets and Liabilities - Net	(0.0)	(398,752)
		Net Assets	100.0%	$1,069,460,014

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution 2045 Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
5,290,564	@	ING Artio Foreign Portfolio - Class I		$61,793,789
702,370	@	ING Baron Small Cap Growth Portfolio - Class I		13,604,911
3,515,559		ING Clarion Global Real Estate Portfolio - Class I		34,276,697
1,301,865		ING Columbia Small Cap Value Portfolio - Class I		13,591,475
951,109		ING Davis New York Venture Portfolio - Class I		17,110,444
2,324,856		ING Equity Dividend Fund - Class I		23,899,515
2,053,145		ING Global Bond Fund - Class I		24,124,456
2,693,055		ING Goldman Sachs Commodity Strategy Portfolio - Class I		20,790,384
1,888,620		ING Growth and Income Portfolio - Class I		41,436,332
2,109,629		ING JPMorgan Emerging Markets Equity Portfolio - Class I		48,352,702
2,572,441		ING Large Cap Growth Portfolio - Class I		34,136,292
1,978,058		ING Marsico Growth Portfolio - Class I		34,200,624
2,925,572		ING Marsico International Opportunities Portfolio - Class I		34,229,189
2,633,210		ING MidCap Opportunities Portfolio - Class I		30,782,226
2,825,008		ING Pioneer Mid Cap Value Portfolio - Class I		31,018,591
1,851,710		ING Small Company Portfolio - Class I		33,960,360
1,072,077		ING T Rowe Price Capital Appreciation Portfolio - Class I		24,282,551
5,906,608		ING T. Rowe Price Equity Income Portfolio - Class I		69,520,782
688,787		ING T. Rowe Price Growth Equity Portfolio - Class I		37,531,988
4,344,598		ING Templeton Foreign Equity Portfolio - Class I		48,007,811
320,888		ING Thornburg Value Portfolio - Class I		10,262,012

		Total Investments in Affiliated Investment Companies (Cost $573,514,538) *	100.0%	$686,913,131
		Other Assets and Liabilities - Net	(0.0)	(251,797)
		Net Assets	100.0%	$686,661,334

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution 2055 Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
81,425	@	ING Artio Foreign Portfolio - Class I		$951,039
10,810	@	ING Baron Small Cap Growth Portfolio - Class I		209,399
54,107		ING Clarion Global Real Estate Portfolio - Class I		527,543
20,038		ING Columbia Small Cap Value Portfolio - Class I		209,196
14,638		ING Davis New York Venture Portfolio - Class I		263,346
35,782		ING Equity Dividend Fund - Class I		367,841
31,600		ING Global Bond Fund - Class I		371,301
41,447		ING Goldman Sachs Commodity Strategy Portfolio - Class I		319,969
29,064		ING Growth and Income Portfolio - Class I		637,667
32,467		ING JPMorgan Emerging Markets Equity Portfolio - Class I		744,142
39,593		ING Large Cap Growth Portfolio - Class I		525,405
30,444		ING Marsico Growth Portfolio - Class I		526,380
45,027		ING Marsico International Opportunities Portfolio - Class I		526,819
40,526		ING MidCap Opportunities Portfolio - Class I		473,751
43,475		ING Pioneer Mid Cap Value Portfolio - Class I		477,351
28,501		ING Small Company Portfolio - Class I		522,711
16,498		ING T Rowe Price Capital Appreciation Portfolio - Class I		373,678
90,891		ING T. Rowe Price Equity Income Portfolio - Class I		1,069,792
10,601		ING T. Rowe Price Growth Equity Portfolio - Class I		577,672
66,866		ING Templeton Foreign Equity Portfolio - Class I		738,870
4,939		ING Thornburg Value Portfolio - Class I		157,944

		Total Investments in Affiliated Investment Companies (Cost $9,715,267) *	100.0%	$10,571,816
		Other Assets and Liabilities - Net	(0.0)	(3,489)
		Net Assets	100.0%	$10,568,327

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution Aggressive Growth Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
48,212	@	ING Artio Foreign Portfolio - Class I		$563,112
6,401	@	ING Baron Small Cap Growth Portfolio - Class I		123,985
32,037		ING Clarion Global Real Estate Portfolio - Class I		312,362
11,864		ING Columbia Small Cap Value Portfolio - Class I		123,863
10,401		ING Davis New York Venture Portfolio - Class I		187,110
33,293		ING Equity Dividend Fund - Class I		342,250
16,037		ING Global Bond Fund - Class I		188,439
24,541		ING Goldman Sachs Commodity Strategy Portfolio - Class I		189,453
20,080		ING Growth and Income Portfolio - Class I		440,562
19,224		ING JPMorgan Emerging Markets Equity Portfolio - Class I		440,624
18,754		ING Large Cap Growth Portfolio - Class I		248,869
18,026		ING Marsico Growth Portfolio - Class I		311,670
26,661		ING Marsico International Opportunities Portfolio - Class I		311,928
21,330		ING MidCap Opportunities Portfolio - Class I		249,351
43,067		ING PIMCO High Yield Portfolio - Class I		440,146
22,884		ING Pioneer Mid Cap Value Portfolio - Class I		251,265
10,125		ING Small Company Portfolio - Class I		185,694
45,758		ING T. Rowe Price Equity Income Portfolio - Class I		538,568
5,706		ING T. Rowe Price Growth Equity Portfolio - Class I		310,937
33,939		ING Templeton Foreign Equity Portfolio - Class I		375,021
3,899		ING Thornburg Value Portfolio - Class I		124,691

		Total Investments in Affiliated Investment Companies (Cost $5,980,934) *	100.0%	$6,259,900
		Other Assets and Liabilities - Net	(0.0)	(2,686)
		Net Assets	100.0%	$6,257,214

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution Conservative Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
5,224	@	ING Artio Foreign Portfolio - Class I		$61,011
14,713		ING BlackRock Inflation Protected Bond Portfolio - Class I		153,013
4,153		ING Clarion Real Estate Portfolio - Class I		91,250
5,493		ING Davis New York Venture Portfolio - Class I		98,821
14,995		ING Floating Rate Fund - Class I		152,946
13,036		ING Global Bond Fund - Class I		153,169
11,963		ING Goldman Sachs Commodity Strategy Portfolio - Class I		92,353
10,845		ING Growth and Income Portfolio - Class I		237,931
27,003		ING Intermediate Bond Portfolio - Class I		325,928
41,319		ING Limited Maturity Bond Portfolio - Class I		426,406
5,201		ING Marsico International Opportunities Portfolio - Class I		60,854
27,012		ING PIMCO High Yield Portfolio - Class I		276,067
55,051		ING PIMCO Total Return Bond Portfolio - Class I		672,171
7,880		ING T. Rowe Price Equity Income Portfolio - Class I		92,747
1,113		ING T. Rowe Price Growth Equity Portfolio - Class I		60,638
5,512		ING Templeton Foreign Equity Portfolio - Class I		60,908
1,901		ING Thornburg Value Portfolio - Class I		60,790

		Total Investments in Affiliated Investment Companies (Cost $3,063,209) *	100.0%	$3,077,003
		Other Assets and Liabilities - Net	(0.0)	(1,224)
		Net Assets	100.0%	$3,075,779

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution Growth Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
50,507	@	ING Artio Foreign Portfolio - Class I		$589,926
15,103		ING Clarion Global Real Estate Portfolio - Class I		147,255
6,692		ING Clarion Real Estate Portfolio - Class I		147,033
20,430		ING Davis New York Venture Portfolio - Class I		367,540
28,988		ING Floating Rate Fund - Class I		295,680
42,007		ING Global Bond Fund - Class I		493,585
38,562		ING Goldman Sachs Commodity Strategy Portfolio - Class I		297,697
40,574		ING Growth and Income Portfolio - Class I		890,196
21,347		ING Intermediate Bond Portfolio - Class I		257,661
8,632		ING JPMorgan Emerging Markets Equity Portfolio - Class I		197,854
29,471		ING Large Cap Growth Portfolio - Class I		391,078
28,536		ING Limited Maturity Bond Portfolio - Class I		294,490
22,662		ING Marsico Growth Portfolio - Class I		391,820
25,131		ING Marsico International Opportunities Portfolio - Class I		294,033
16,760		ING MidCap Opportunities Portfolio - Class I		195,927
58,016		ING PIMCO High Yield Portfolio - Class I		592,923
64,518		ING PIMCO Total Return Bond Portfolio - Class I		787,770
17,981		ING Pioneer Mid Cap Value Portfolio - Class I		197,437
21,215		ING Small Company Portfolio - Class I		389,078
28,518		ING T Rowe Price Capital Appreciation Portfolio - Class I		645,930
67,682		ING T. Rowe Price Equity Income Portfolio - Class I		796,620
7,174		ING T. Rowe Price Growth Equity Portfolio - Class I		390,891
53,331		ING Templeton Foreign Equity Portfolio - Class I		589,310
6,893		ING Thornburg Value Portfolio - Class I		220,433

		Total Investments in Affiliated Investment Companies (Cost $9,456,421) *	100.0%	$9,862,167
		Other Assets and Liabilities - Net	(0.0)	(3,689)
		Net Assets	100.0%	$9,858,478

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution Income Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
399,390	@	ING Artio Foreign Portfolio - Class I		$4,664,874
1,124,961		ING BlackRock Inflation Protected Bond Portfolio - Class I		11,699,591
317,577		ING Clarion Real Estate Portfolio - Class I		6,977,168
452,319		ING Davis New York Venture Portfolio - Class I		8,137,223
1,146,688		ING Floating Rate Fund - Class I		11,696,213
996,684		ING Global Bond Fund - Class I		11,711,042
914,668		ING Goldman Sachs Commodity Strategy Portfolio - Class I		7,061,236
909,514		ING Growth and Income Portfolio - Class I		19,954,741
2,029,270		ING Intermediate Bond Portfolio - Class I		24,493,294
2,933,502		ING Limited Maturity Bond Portfolio - Class I		30,273,739
397,668		ING Marsico International Opportunities Portfolio - Class I		4,652,710
2,066,172		ING PIMCO High Yield Portfolio - Class I		21,116,280
4,209,241		ING PIMCO Total Return Bond Portfolio - Class I		51,394,830
602,669		ING T. Rowe Price Equity Income Portfolio - Class I		7,093,412
85,080		ING T. Rowe Price Growth Equity Portfolio - Class I		4,635,994
421,442		ING Templeton Foreign Equity Portfolio - Class I		4,656,934
145,324		ING Thornburg Value Portfolio - Class I		4,647,464

		Total Investments in Affiliated Investment Companies (Cost $218,754,904) *	100.0%	$234,866,745
		Other Assets and Liabilities - Net	(0.0)	(90,438)
		Net Assets	100.0%	$234,776,307

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Solution Moderate Portfolio	as of December 31, 2010

Shares				Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
		Affiliated Investment Companies: 100.0%
41,064	@	ING Artio Foreign Portfolio - Class I		$479,629
27,758		ING BlackRock Inflation Protected Bond Portfolio - Class I		288,679
13,060		ING Clarion Real Estate Portfolio - Class I		286,924
17,275		ING Davis New York Venture Portfolio - Class I		310,775
47,141		ING Floating Rate Fund - Class I		480,836
40,987		ING Global Bond Fund - Class I		481,598
37,619		ING Goldman Sachs Commodity Strategy Portfolio - Class I		290,418
34,094		ING Growth and Income Portfolio - Class I		748,027
50,018		ING Intermediate Bond Portfolio - Class I		603,720
17,970		ING Large Cap Growth Portfolio - Class I		238,466
83,524		ING Limited Maturity Bond Portfolio - Class I		861,967
13,819		ING Marsico Growth Portfolio - Class I		238,927
16,348		ING Marsico International Opportunities Portfolio - Class I		191,271
8,177		ING MidCap Opportunities Portfolio - Class I		95,585
56,611		ING PIMCO High Yield Portfolio - Class I		578,564
110,159		ING PIMCO Total Return Bond Portfolio - Class I		1,345,047
8,773		ING Pioneer Mid Cap Value Portfolio - Class I		96,328
10,349		ING Small Company Portfolio - Class I		189,802
21,407		ING T Rowe Price Capital Appreciation Portfolio - Class I		484,875
41,281		ING T. Rowe Price Equity Income Portfolio - Class I		485,880
5,249		ING T. Rowe Price Growth Equity Portfolio - Class I		286,021
34,682		ING Templeton Foreign Equity Portfolio - Class I		383,237
5,978		ING Thornburg Value Portfolio - Class I		191,163

		Total Investments in Affiliated Investment Companies (Cost $9,293,868) *	100.0%	$9,637,739
		Other Assets and Liabilities - Net	(0.0)	(3,128)
		Net Assets	100.0%	$9,634,611

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	as of December 31, 2010

Shares			Value
COMMON STOCK: 99.2%
		Consumer Discretionary: 18.5%
24,900		Advance Auto Parts, Inc.	$1,647,135
46,300	@, L	Apollo Group, Inc. - Class A	1,828,387
8,100	@	Autozone, Inc.	2,207,979
107,900	@	Bed Bath & Beyond, Inc.	5,303,285
36,800	@	Big Lots, Inc.	1,120,928
79,900		Cablevision Systems Corp.	2,703,816
142,100	@	Carmax, Inc.	4,530,148
28,200	@	Central European Media Enterprises Ltd.	573,870
11,100	@	Chipotle Mexican Grill, Inc.	2,360,526
59,400		Choice Hotels International, Inc.	2,273,238
141,300		Coach, Inc.	7,815,303
79,000		CTC Media, Inc.	1,850,970
42,200	@	Ctrip.com International Ltd. ADR	1,706,990
35,500		DeVry, Inc.	1,703,290
56,400	@	Dick’s Sporting Goods, Inc.	2,115,000
147,350	@	Discovery Communications, Inc. - Class C	5,406,272
67,500	@	Dollar General Corp.	2,070,225
53,250	@	Dollar Tree, Inc.	2,986,260
68,200	@	DreamWorks Animation SKG, Inc.	2,009,854
70,000		Expedia, Inc.	1,756,300
45,800		Family Dollar Stores, Inc.	2,276,718
91,000		Gap, Inc.	2,014,740
87,600		Gentex Corp.	2,589,456
29,000	@	Hyatt Hotels Corp.	1,327,040
134,800		International Game Technology	2,384,612
17,900	@, L	ITT Educational Services, Inc.	1,140,051
41,700	L	Lennar Corp.	781,875
252,800	@	Liberty Media Corp. - Interactive - Class A	3,986,656
24,700	@	Liberty Media Corp. - Starz	1,642,056
62,150	@	Madison Square Garden, Inc.	1,602,227
129,112		Marriott International, Inc.	5,363,312
193,300		Mattel, Inc.	4,915,619
129,400		McGraw-Hill Cos., Inc.	4,711,454
41,600	L	Men’s Wearhouse, Inc.	1,039,168
11,800	@	New Oriental Education & Technology Group ADR	1,241,714
69,300		Omnicom Group	3,173,940
61,600	@	O’Reilly Automotive, Inc.	3,721,872
28,600	@	Panera Bread Co.	2,894,606
40,800		Petsmart, Inc.	1,624,656
20,600	@	Priceline.com, Inc.	8,230,730
79,562	@, L	Pulte Homes, Inc.	598,306
87,700		Ross Stores, Inc.	5,547,025
73,800	@, L	Royal Caribbean Cruises Ltd.	3,468,600
56,055		Staples, Inc.	1,276,372
96,000		Starwood Hotels & Resorts Worldwide, Inc.	5,834,880
11,000		Strayer Education, Inc.	1,674,420
72,000		Tiffany & Co.	4,483,440
56,350		Tim Hortons, Inc.	2,323,311
56,000	@	Toll Brothers, Inc.	1,064,000
43,300		Tractor Supply Co.	2,099,617
89,500	@	Urban Outfitters, Inc.	3,204,995
45,700		Williams-Sonoma, Inc.	1,631,033
87,950	@	WMS Industries, Inc.	3,978,858
32,900		Wynn Resorts Ltd.	3,416,336
			151,233,471
		Consumer Staples: 3.7%
184,500		Avon Products, Inc.	5,361,570
41,200		Brown-Forman Corp.	2,868,344
49,900		Campbell Soup Co.	1,734,025
45,000		Church & Dwight Co., Inc.	3,105,900
40,800		Clorox Co.	2,581,824
50,400		Hershey Co.	2,376,360
21,200		JM Smucker Co.	1,391,780
31,500		Lorillard, Inc.	2,584,890
45,100		McCormick & Co., Inc.	2,098,503
28,200		Mead Johnson Nutrition Co.	1,755,450
87,200	@	Whole Foods Market, Inc.	4,411,448
			30,270,094
		Energy: 7.8%
99,469		Arch Coal, Inc.	3,487,383
110,800	@	Cameron International Corp.	5,620,884
71,600	@	Cobalt International Energy, Inc.	874,236
67,300	@	Concho Resources, Inc.	5,900,191

60,100	@	Continental Resources, Inc.	3,536,885
37,100	@, L	Core Laboratories NV	3,303,755
27,500	L	Diamond Offshore Drilling	1,838,925
40,100	@	Dresser-Rand Group, Inc.	1,707,859
22,700	@	Dril-Quip, Inc.	1,764,244
82,600	@	FMC Technologies, Inc.	7,343,966
25,500	@	Forest Oil Corp.	968,235
177,400	@	McDermott International, Inc.	3,670,406
20,800		Murphy Oil Corp.	1,550,640
50,300	@	Nabors Industries Ltd.	1,180,038
24,400	@	Newfield Exploration Co.	1,759,484
94,800		Nexen, Inc.	2,170,920
43,600	@	Oceaneering International, Inc.	3,210,268
70,900		Peabody Energy Corp.	4,536,182
71,500		Range Resources Corp.	3,216,070
28,700		SM Energy Co.	1,691,291
34,200	@	Southwestern Energy Co.	1,280,106
121,600	@	Tetra Technologies, Inc.	1,443,392
43,800	@	Ultra Petroleum Corp.	2,092,326
			64,147,686
		Financials: 7.8%
15,700	@	Arch Capital Group Ltd.	1,382,385
27,100		Assurant, Inc.	1,043,892
41,600		Axis Capital Holdings Ltd.	1,492,608
108,133	L	CBOE Holdings, Inc.	2,471,920
26,100		City National Corp.	1,601,496
76,000		Eaton Vance Corp.	2,297,480
96,900		Fifth Third Bancorp.	1,422,492
127,413	@	First Horizon National Corp.	1,500,925
104,400	@, L	Forest City Enterprises, Inc.	1,742,436
29,400	@	Green Dot Corp.	1,668,156
47,200		HCC Insurance Holdings, Inc.	1,365,968
37,500	@	IntercontinentalExchange, Inc.	4,468,125
116,300		Janus Capital Group, Inc.	1,508,411
156,900		Keycorp	1,388,565
78,100		Lazard Ltd.	3,084,169
182,100		Marshall & Ilsley Corp.	1,260,132
145,100		Moody’s Corp.	3,850,954
73,400	@	MSCI, Inc. - Class A	2,859,664
63,400		Northern Trust Corp.	3,512,994
100,600		NYSE Euronext	3,015,988
70,000	@	OptionsXpress Holdings, Inc.	1,096,900
581,833	@	Popular, Inc.	1,826,956
50,100		Principal Financial Group, Inc.	1,631,256
154,500		Regions Financial Corp.	1,081,500
23,000		RenaissanceRe Holdings Ltd.	1,464,870
65,300		SEI Investments Co.	1,553,487
125,500	@	SLM Corp.	1,580,045
27,500	@	SVB Financial Group	1,458,875
97,100		TCF Financial Corp.	1,438,051
184,000		TD Ameritrade Holding Corp.	3,494,160
36,600		Waddell & Reed Financial, Inc.	1,291,614
54,800		WR Berkley Corp.	1,500,424
56,800		Zions Bancorp.	1,376,264
			63,733,162
		Health Care: 12.8%
50,200	@	Alexion Pharmaceuticals, Inc.	4,043,610
56,400	@	American Medical Systems Holdings, Inc.	1,063,704
147,900		AmerisourceBergen Corp.	5,046,348
24,200	@	Arthrocare Corp.	751,652
45,500	@	BioMarin Pharmaceuticals, Inc.	1,225,315
108,500	@	Bruker BioSciences Corp.	1,801,100
25,800	@	Cephalon, Inc.	1,592,376
44,700	@	Cerner Corp.	4,234,878
36,700	@, L	Charles River Laboratories International, Inc.	1,304,318
41,800		Cigna Corp.	1,532,388
66,000	@	Community Health Systems, Inc.	2,466,420
22,000	@	Covance, Inc.	1,131,020
48,300		CR Bard, Inc.	4,432,491
41,400	@	DaVita, Inc.	2,876,886
36,300	@	Dendreon Corp.	1,267,596
58,100		Densply International, Inc.	1,985,277
35,400	@	Edwards Lifesciences Corp.	2,861,736
26,700	@, L	Gen-Probe, Inc.	1,557,945
47,500	@	Henry Schein, Inc.	2,916,025
69,300	@, L	Hologic, Inc.	1,304,226
111,000	@	Human Genome Sciences, Inc.	2,651,790
22,600	@	Humana, Inc.	1,237,124
52,700	@, L	Idexx Laboratories, Inc.	3,647,894
58,500	@, L	Illumina, Inc.	3,705,390
8,600	@	Intuitive Surgical, Inc.	2,216,650

43,000	@	Laboratory Corp. of America Holdings	3,780,560
84,800	@	Life Technologies Corp.	4,706,400
40,300	@	Masimo Corp.	1,171,521
21,900	@	Mettler Toledo International, Inc.	3,311,499
51,000	@	Myriad Genetics, Inc.	1,164,840
44,900		Patterson Cos., Inc.	1,375,287
62,000	@	Qiagen NV	1,212,100
68,100		Quest Diagnostics	3,675,357
79,800	@	Regeneron Pharmaceuticals, Inc.	2,619,834
40,200	@, L	Resmed, Inc.	1,392,528
35,400	@	St. Jude Medical, Inc.	1,513,350
50,800	@	SXC Health Solutions Corp.	2,177,288
27,400		Techne Corp.	1,799,358
41,200	@	Thoratec Corp.	1,166,784
37,100		Universal Health Services, Inc.	1,610,882
108,100	@	Valeant Pharmaceuticals International, Inc.	3,058,149
37,600	@	Varian Medical Systems, Inc.	2,604,928
81,600	@	Vertex Pharmaceuticals, Inc.	2,858,448
39,900	@	Waters Corp.	3,100,629
22,800	@	Zimmer Holdings, Inc.	1,223,904
			104,377,805
		Industrials: 17.0%
82,600	@	American Reprographics Co.	626,934
85,275		Ametek, Inc.	3,347,044
104,550	@	Babcock & Wilcox Co.	2,675,435
71,300		CH Robinson Worldwide, Inc.	5,717,547
38,700		Clarcor, Inc.	1,659,843
72,300		Cooper Industries PLC	4,214,367
32,100	@	Copart, Inc.	1,198,935
38,900		Corporate Executive Board Co.	1,460,695
82,800		Cummins, Inc.	9,108,828
46,900		Donaldson Co., Inc.	2,733,332
17,200		Dun & Bradstreet Corp.	1,411,948
21,300		Elbit Systems Ltd.	1,127,196
53,700		Embraer SA ADR	1,578,780
41,800		Equifax, Inc.	1,488,080
92,700		Expeditors International Washington, Inc.	5,061,420
65,000	L	Fastenal Co.	3,894,150
22,400		Flowserve Corp.	2,670,528
83,300		Fluor Corp.	5,519,458
77,700	@	Foster Wheeler AG	2,682,204
68,600	@	General Cable Corp.	2,407,174
44,700		Goodrich Corp.	3,936,729
58,400		Graco, Inc.	2,303,880
40,200		Harsco Corp.	1,138,464
185,500	@, L	Hertz Global Holdings, Inc.	2,687,895
43,800		IDEX Corp.	1,713,456
44,900	@	II-VI, Inc.	2,081,564
58,600		Iron Mountain, Inc.	1,465,586
49,600		Joy Global, Inc.	4,302,800
51,200	@	Kansas City Southern	2,450,432
64,100		Landstar System, Inc.	2,624,254
24,400		Manpower, Inc.	1,531,344
31,100		Paccar, Inc.	1,785,762
45,800		Pall Corp.	2,270,764
40,500		Precision Castparts Corp.	5,638,005
71,600	@	Quanta Services, Inc.	1,426,272
80,200		Republic Services, Inc.	2,394,772
66,900	L	Ritchie Brothers Auctioneers, Inc.	1,542,045
79,400		Robert Half International, Inc.	2,429,640
56,500		Rockwell Automation, Inc.	4,051,615
44,400		Rockwell Collins, Inc.	2,586,744
41,500		Roper Industries, Inc.	3,171,845
103,400		Skywest, Inc.	1,615,108
240,300		Southwest Airlines Co.	3,119,094
22,800	@	Stericycle, Inc.	1,844,976
48,000	@, L	Terex Corp.	1,489,920
25,500	@	TransDigm Group, Inc.	1,836,255
21,600		Valmont Industries, Inc.	1,916,568
54,600	@	Verisk Analytics, Inc.	1,860,768
24,700	@	WABCO Holdings, Inc.	1,504,971
65,800		Wabtec Corp.	3,480,162
60,600		Waste Connections, Inc.	1,668,318
32,900		WW Grainger, Inc.	4,543,819
			138,997,725
		Information Technology: 23.2%
83,300	@	Adobe Systems, Inc.	2,563,974
68,700	@	Akamai Technologies, Inc.	3,232,335
118,100		Altera Corp.	4,201,998
72,200		Amphenol Corp.	3,810,716
96,000		Analog Devices, Inc.	3,616,320

62,000	@	Ansys, Inc.	3,228,340
61,300	@	Atheros Communications, Inc.	2,201,896
110,800	@	Autodesk, Inc.	4,232,560
78,700	@, L	BMC Software, Inc.	3,709,918
134,600		CA, Inc.	3,289,624
85,500	@	Check Point Software Technologies	3,955,230
76,400	@, L	Ciena Corp.	1,608,220
50,900	@	Citrix Systems, Inc.	3,482,069
24,100		Computer Sciences Corp.	1,195,360
37,900	@	Cymer, Inc.	1,708,153
59,400	@	Dolby Laboratories, Inc.	3,961,980
79,000	@	Electronic Arts, Inc.	1,294,020
34,900	@	Equinix, Inc.	2,835,974
18,700	@	F5 Networks, Inc.	2,433,992
26,900		Factset Research Systems, Inc.	2,522,144
63,200	@	Fairchild Semiconductor International, Inc.	986,552
19,802		Fidelity National Information Services, Inc.	542,377
23,300	@, L	First Solar, Inc.	3,032,262
35,000	@	Fiserv, Inc.	2,049,600
51,300	@	Fortinet, Inc.	1,659,555
84,800	@	Genpact Ltd.	1,288,960
36,700		Global Payments, Inc.	1,695,907
135,300	@	GT Solar International, Inc.	1,233,936
74,500	@	Informatica Corp.	3,280,235
69,200		Intersil Corp.	1,056,684
92,100	@	Intuit, Inc.	4,540,530
18,000	@, L	Itron, Inc.	998,100
123,100		Jabil Circuit, Inc.	2,473,079
116,600	@, L	JDS Uniphase Corp.	1,688,368
129,800	@	Juniper Networks, Inc.	4,792,216
38,000		KLA-Tencor Corp.	1,468,320
42,500	@	Lam Research Corp.	2,200,650
128,400		Linear Technology Corp.	4,441,356
62,500	@, L	Logitech International S.A.	1,159,375
242,300	@	Marvell Technology Group Ltd.	4,494,665
68,900		Maxim Integrated Products	1,627,418
127,600	@	MEMC Electronic Materials, Inc.	1,436,776
94,600	L	Microchip Technology, Inc.	3,236,266
52,800	@	Micros Systems, Inc.	2,315,808
48,600		National Instruments Corp.	1,829,304
192,400		National Semiconductor Corp.	2,647,424
92,300	@	NetApp, Inc.	5,072,808
252,000	@	Nuance Communications, Inc.	4,581,360
248,500	@	Nvidia Corp.	3,826,900
197,800	@	ON Semiconductor Corp.	1,954,264
140,700	L	Paychex, Inc.	4,349,037
114,900	@	QLogic Corp.	1,955,598
81,600	@, L	Rackspace Hosting, Inc.	2,563,056
74,900	@	Red Hat, Inc.	3,419,185
73,700	@	Rovi Corp.	4,570,137
21,600	@	Salesforce.com, Inc.	2,851,200
185,100	@	Seagate Technology, Inc.	2,782,053
39,700	@	Silicon Laboratories, Inc.	1,826,994
39,200	@, L	Sina Corp.	2,697,744
47,300		Solera Holdings, Inc.	2,427,436
55,800	@	Synopsys, Inc.	1,501,578
74,000	@	Teradata Corp.	3,045,840
108,200	@, L	Trimble Navigation Ltd.	4,320,426
77,400	@	Varian Semiconductor Equipment Associates, Inc.	2,861,478
45,700	@	VeriSign, Inc.	1,493,019
35,800	@	VistaPrint NV	1,646,800
9,900	@	WebMD Health Corp.	505,494
331,000		Western Union Co.	6,146,670
173,400		Xilinx, Inc.	5,025,132
41,000	@	Zebra Technologies Corp.	1,557,590
			190,242,345
		Materials: 6.3%
35,800		Agnico-Eagle Mines Ltd.	2,745,860
25,800		Air Products & Chemicals, Inc.	2,346,510
27,100		Albemarle Corp.	1,511,638
50,400	L	Carpenter Technology Corp.	2,028,096
20,200		CF Industries Holdings, Inc.	2,730,030
51,400		Cliffs Natural Resources, Inc.	4,009,714
63,100		Compass Minerals International, Inc.	5,632,937
46,300		Ecolab, Inc.	2,334,446
154,700		Eldorado Gold Corp.	2,872,779
185,900		HudBay Minerals, Inc.	3,392,675
51,200	@	Intrepid Potash, Inc.	1,909,248
35,500		Sherwin-Williams Co.	2,973,125
37,000		Sigma-Aldrich Corp.	2,462,720
81,800	L	Sociedad Quimica y Minera de Chile SA ADR	4,778,756

38,800	L	United States Steel Corp.		2,266,696
53,200	L	Vulcan Materials Co.		2,359,952
40,300	L	Walter Industries, Inc.		5,151,952
				51,507,134
		Telecommunication Services: 1.5%
126,400	@	Crown Castle International Corp.		5,540,112
61,200	@	NII Holdings, Inc.		2,733,192
88,050	@	SBA Communications Corp.		3,604,767
				11,878,071
		Utilities: 0.6%
217,200	@	Calpine Corp.		2,897,448
100,500	@	NRG Energy, Inc.		1,963,770
				4,861,218
		Total Common Stock (Cost $658,974,106)		811,248,711

REAL ESTATE INVESTMENT TRUSTS: 0.4%
		Financials: 0.4%
20,000		Federal Realty Investment Trust		1,558,600
117,680		Prologis		1,699,299

		Total Real Estate Investment Trusts (Cost $2,650,475)		3,257,899

PREFERRED STOCK: 0.2%
		Information Technology: 0.2%
58,470	@, R, X	Groupon, Inc.		1,847,067

		Total Preferred Stock (Cost $1,847,067)		1,847,067

		Total Long-Term Investments (Cost $663,471,648)		816,353,677

SHORT-TERM INVESTMENTS: 5.3%
		Mutual Funds: 0.3%
2,604,988		T. Rowe Price Reserve Investment Fund		2,604,988

		Total Mutual Funds (Cost $2,604,988)		2,604,988

		Securities Lending Collateral(cc): 5.0%
39,070,449		BNY Mellon Overnight Government Fund (1)		39,070,449
2,384,768	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,907,814

		Total Securities Lending Collateral (Cost $41,455,217)		40,978,263

		Total Short-Term Investments (Cost $44,060,205)		43,583,251

		Total Investments in Securities (Cost $707,531,853) *	105.1%	$859,936,928
		Other Assets and Liabilities - Net	(5.1)	(41,694,420)
		Net Assets	100.0%	$818,242,508

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING T. Rowe Price Growth Equity Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 99.2%
		Consumer Discretionary: 18.8%
251,000	@	Amazon.com, Inc.	$45,180,000
22,000	@	Autozone, Inc.	5,996,980
225,000	@	Carmax, Inc.	7,173,000
158,800		Carnival PLC	7,386,161
19,000	@	Chipotle Mexican Grill, Inc.	4,040,540
257,600		Coach, Inc.	14,247,856
144,200	@	Ctrip.com International Ltd. ADR	5,832,890
104,500	@	Discovery Communications, Inc. - Class A	4,357,650
149,300	@	Dollar General Corp.	4,579,031
100,900	@	General Motors Co.	3,719,174
128,400	@	Las Vegas Sands Corp.	5,899,980
463,700	@	Liberty Media Corp. - Interactive - Class A	7,312,549
262,600		Lowe’s Cos., Inc.	6,586,008
296,311		Marriott International, Inc.	12,308,759
123,600	@, L	MGM Resorts International	1,835,460
5,800	@	NetFlix, Inc.	1,019,060
124,100		Nike, Inc.	10,600,622
112,400	@	O’Reilly Automotive, Inc.	6,791,208
24,759	@	Priceline.com, Inc.	9,892,457
59,900		Ross Stores, Inc.	3,788,675
485,400		Starbucks Corp.	15,595,902
147,700		Starwood Hotels & Resorts Worldwide, Inc.	8,977,206
273,100		Walt Disney Co.	10,243,981
			203,365,149
		Consumer Staples: 2.4%
33,200		Colgate-Palmolive Co.	2,668,284
119,400		Costco Wholesale Corp.	8,621,874
109,400		PepsiCo, Inc.	7,147,102
116,880		Procter & Gamble Co.	7,518,890
			25,956,150
		Energy: 8.8%
173,100	@	Cameron International Corp.	8,781,363
116,700		EOG Resources, Inc.	10,667,547
95,200	@	FMC Technologies, Inc.	8,464,232
205,400	@	McDermott International, Inc.	4,249,726
94,900		Murphy Oil Corp.	7,074,795
123,900		Occidental Petroleum Corp.	12,154,590
122,600		Peabody Energy Corp.	7,843,948
142,300		Petroleo Brasileiro SA ADR	4,862,391
234,500		Schlumberger Ltd.	19,580,750
289,800		Suncor Energy, Inc.	11,096,442
			94,775,784
		Financials: 7.5%
323,100		American Express Co.	13,867,452
247,200		Discover Financial Services	4,580,616
141,308		Franklin Resources, Inc.	15,714,863
76,500	@, L	IntercontinentalExchange, Inc.	9,114,975
416,400	@	Invesco Ltd.	10,018,584
332,100		JPMorgan Chase & Co.	14,087,682
131,300		Northern Trust Corp.	7,275,333
235,900		US Bancorp.	6,362,223
			81,021,728
		Health Care: 6.0%
93,800		Allergan, Inc.	6,441,246
98,058	@	Celgene Corp.	5,799,150
65,900	@	Edwards Lifesciences Corp.	5,327,356
357,000	@	Express Scripts, Inc.	19,295,850
152,800	@	Human Genome Sciences, Inc.	3,650,392
114,700	@, L	Illumina, Inc.	7,265,098
151,700		McKesson Corp.	10,676,646
131,300		Stryker Corp.	7,050,810
			65,506,548
		Industrials: 15.3%
112,900		3M Co.	9,743,270
91,600	@	Babcock & Wilcox Co.	2,344,044
45,000		Caterpillar, Inc.	4,214,700
43,900		Cummins, Inc.	4,829,439
682,200		Danaher Corp.	32,179,373
65,600		Deere & Co.	5,448,080
180,200		Emerson Electric Co.	10,302,034
167,000		Expeditors International Washington, Inc.	9,118,200
177,000	L	Fastenal Co.	10,604,070

208,700		FedEx Corp.		19,411,187
51,200		Joy Global, Inc.		4,441,600
130,800		Paccar, Inc.		7,510,536
93,400		Precision Castparts Corp.		13,002,214
82,800		Rockwell Automation, Inc.		5,937,588
110,600		Union Pacific Corp.		10,248,196
144,000		United Parcel Service, Inc. - Class B		10,451,520
45,400	L	WW Grainger, Inc.		6,270,194
				166,056,245
		Information Technology: 31.1%
218,900		Accenture PLC		10,614,461
147,168	@	Akamai Technologies, Inc.		6,924,254
245,100	@	Apple, Inc.		79,059,456
132,800		ASML Holding NV		5,091,552
47,900	@	Autodesk, Inc.		1,829,780
84,500	@	Autonomy Corp. PLC		1,987,961
209,900	@	Baidu.com ADR		20,261,647
266,900		Broadcom Corp.		11,623,495
748,000		Corning, Inc.		14,451,360
159,700	@	Dolby Laboratories, Inc.		10,651,990
341,000	@	eBay, Inc.		9,490,030
162,200	@	EMC Corp.		3,714,380
94,250	@	Google, Inc. - Class A		55,981,673
393,000	@	Juniper Networks, Inc.		14,509,560
7,000	@, #	Mail.ru Group Ltd. GDR		252,000
120,200	@	Marvell Technology Group Ltd.		2,229,710
55,700		Mastercard, Inc.		12,482,927
120,800	@	NetApp, Inc.		6,639,168
440,800		Qualcomm, Inc.		21,815,192
96,400	@	Rovi Corp.		5,977,764
3,016	@	Salesforce.com, Inc.		398,112
5,043		Samsung Electronics Co., Ltd.		4,211,592
411,700		Tencent Holdings Ltd.		8,937,778
298,900		Visa, Inc.		21,036,582
347,800		Western Union Co.		6,458,646
				336,631,070
		Materials: 5.5%
48,700		Agnico-Eagle Mines Ltd.		3,735,290
61,700		Air Products & Chemicals, Inc.		5,611,615
241,847		BHP Billiton Ltd.		11,246,137
71,200		Freeport-McMoRan Copper & Gold, Inc.		8,550,408
83,072		Mosaic Co.		6,343,378
249,500		Praxair, Inc.		23,819,765
				59,306,593
		Telecommunication Services: 3.8%
339,200	@	American Tower Corp.		17,516,288
540,112	@	Crown Castle International Corp.		23,673,109
				41,189,397
		Total Common Stock (Cost $794,023,410)		1,073,808,664

PREFERRED STOCK: 0.2%
		Information Technology: 0.2%
63,003	@, R, X	Groupon, Inc.		1,990,265

		Total Preferred Stock (Cost $1,990,265)		1,990,265

		Total Long-Term Investments (Cost $796,013,675)		1,075,798,929

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 0.5%
5,773,730		T. Rowe Price Reserve Investment Fund		5,773,730

		Total Mutual Funds (Cost $5,773,730)		5,773,730

		Securities Lending Collateral(cc): 1.0%
8,889,825		BNY Mellon Overnight Government Fund (1)		8,889,825
1,695,725	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,356,580

		Total Securities Lending Collateral (Cost $10,585,550)		10,246,405

		Total Short-Term Investments (Cost $16,359,280)		16,020,135

		Total Investments in Securities (Cost $812,372,955) *	100.9%	$1,091,819,064
		Other Assets and Liabilities - Net	(0.9)	(9,661,457)
		Net Assets	100.0%	$1,082,157,607

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING Templeton Foreign Equity Portfolio	as of December 31, 2010

Shares			Value
COMMON STOCK: 86.6%
		Austria: 0.6%
285,860		Telekom Austria AG	$4,029,181
			4,029,181
		Bermuda: 0.8%
69,740		PartnerRe Ltd.	5,603,609
			5,603,609
		Brazil: 2.2%
193,380		Embraer SA ADR	5,685,372
184,274		Petroleo Brasileiro SA ADR	6,972,928
89,910		Vale S.A. ADR	2,717,080
			15,375,380
		Canada: 2.2%
122,400		Husky Energy, Inc.	3,268,350
531,300		Talisman Energy, Inc.	11,819,728
			15,088,078
		China: 3.1%
599,500		China Shenhua Energy Co., Ltd.	2,512,467
19,862,000		China Telecom Corp., Ltd.	10,378,209
13,026,153		Shanghai Electric Group Co., Ltd.	8,593,857
			21,484,533
		Denmark: 0.5%
106,760	@	Vestas Wind Systems A/S	3,381,120
			3,381,120
		France: 8.2%
71,260		Alstom	3,415,577
424,911		AXA S.A.	7,072,830
101,110		Capgemini S.A.	4,726,856
98,650		Cie Generale des Etablissements Michelin	7,081,658
397,550		France Telecom S.A.	8,319,075
116,036		Gaz de France	4,167,453
138,888		Sanofi-Aventis	8,904,220
153,638		Total S.A.	8,183,148
171,400		Vivendi	4,631,512
			56,502,329
		Germany: 10.2%
40,910		Bayerische Motoren Werke AG	3,223,178
224,150		Celesio AG	5,585,933
350,450		Deutsche Post AG	5,945,455
215,412		E.ON AG	6,578,434
916,844	@	Infineon Technologies AG	8,546,170
59,230		MAN AG	7,054,644
68,370		Merck KGaA	5,473,721
41,570		Muenchener Rueckversicherungs AG	6,295,973
172,576		SAP AG	8,801,836
103,733		Siemens AG	12,849,888
			70,355,232
		Hong Kong: 3.9%
2,151,100	@	AIA Group Ltd.	6,046,925
273,700		Cheung Kong Holdings Ltd. ADR	4,214,980
708,500		China Mobile Ltd.	7,024,679
370,000		Hutchison Whampoa Ltd.	3,806,300
361,500		Swire Pacific Ltd.	5,939,457
			27,032,341
		India: 3.1%
711,953		Housing Development Finance Corp.	11,590,738
195,050		ICICI Bank Ltd. ADR	9,877,332
			21,468,070
		Ireland: 0.6%
208,130		CRH PLC	4,342,425
			4,342,425
		Italy: 2.4%
344,844		ENI S.p.A.	7,558,089
1,525,592		Intesa Sanpaolo S.p.A.	4,147,536
2,426,129		UniCredito Italiano S.p.A.	5,029,770
			16,735,395
		Japan: 3.2%
86,900		Fuji Photo Film Co., Ltd.	3,130,024
525,100		Itochu Corp.	5,290,772
1,035,500		Mitsubishi UFJ Financial Group, Inc.	5,583,541
16,800		Nintendo Co., Ltd.	4,904,789
80,000		Toyota Motor Corp.	3,149,476
			22,058,602
		Netherlands: 5.9%
82,860		Akzo Nobel NV	5,155,329
269,105		Koninklijke Philips Electronics NV	8,250,042
98,900	@	Randstad Holdings NV	5,226,773
310,440		Royal Dutch Shell PLC - Class B	10,280,075
242,792		SBM Offshore NV	5,447,424
211,190		Unilever NV	6,588,620
			40,948,263
		Norway: 2.8%
381,570		Statoil ASA	9,088,253
637,490		Telenor ASA	10,388,118
			19,476,371
		Portugal: 0.9%
517,580		Portugal Telecom SGPS S.A.	5,908,214
			5,908,214
		Singapore: 3.2%
1,028,500		DBS Group Holdings Ltd.	11,479,664
2,430,000		Singapore Telecommunications Ltd.	5,774,512
370,000		United Overseas Bank Ltd.	5,250,659
			22,504,835
		South Korea: 4.0%
129,728		KB Financial Group, Inc. ADR	6,861,314
86,118	@	LG Electronics, Inc.	8,933,964
28,943		Samsung Electronics Co., Ltd. GDR	12,101,025
			27,896,303
		Spain: 3.5%
424,844		Banco Santander Central Hispano S.A.	4,527,064
732,270		Iberdrola S.A.	5,677,738

120,515		Repsol YPF S.A.	3,374,856
473,255		Telefonica S.A.	10,804,432
			24,384,090
		Sweden: 1.1%
663,420		Telefonaktiebolaget LM Ericsson	7,688,253
			7,688,253
		Switzerland: 6.7%
115,149		Adecco S.A.	7,551,398
153,740		Nestle S.A.	9,006,654
191,006		Novartis AG	11,243,684
45,800		Roche Holding AG - Genusschein	6,713,952
163,681		Swiss Reinsurance	8,780,968
198,512	@	UBS AG - Reg	3,259,301
			46,555,957
		Taiwan: 2.0%
558,414	@	Compal Electronics, Inc.	3,701,168
2,054,251		Taiwan Semiconductor Manufacturing Co., Ltd.	5,000,663
383,376		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,807,535
			13,509,366
		United Kingdom: 15.5%
845,740		Aviva PLC	5,198,635
1,365,890		BAE Systems PLC	7,035,403
931,060		BP PLC	6,862,780
1,344,490	@	British Airways PLC	5,730,898
666,327		Burberry Group PLC	11,710,638
485,427		GlaxoSmithKline PLC	9,413,793
2,403,850		Hays PLC	4,853,847
754,000		HSBC Holdings PLC	7,699,450
1,424,335		Kingfisher PLC	5,867,852
880,820		Marks & Spencer Group PLC	5,079,239
483,080		Pearson PLC	7,612,908
218,267		Rexam PLC	1,133,538
633,400	@	Rolls-Royce Group PLC	6,171,361
40,537,600	@	Rolls-Royce Group PLC - C Shares	63,202
204,258		Standard Chartered PLC	5,514,064
937,220		Tesco PLC	6,214,721
3,365,836		Vodafone Group PLC	8,835,787
77,746	@	Wolseley PLC	2,488,813
			107,486,929
		Total Common Stock (Cost $559,813,226)	599,814,876

Principal Amount

SHORT-TERM INVESTMENTS: 0.3%
		U.S. Government Agency Obligations: 0.3%
$2,400,000	Z	Federal Home Loan Bank, 0.001%, due 01/03/11		2,400,000

		Total Short-Term Investments (Cost $2,400,000)		2,400,000

		Total Investments in Securities (Cost $562,213,226) *	86.9%	$602,214,876
		Other Assets and Liabilities - Net	13.1	90,469,347
		Net Assets	100.0%	$692,684,223

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

PORTFOLIO OF INVESTMENTS
ING Thornburg Value Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 97.5%
		Consumer Discretionary: 8.2%
164,300		Best Buy Co., Inc.	$5,633,847
291,578		Comcast Corp. — Special Class A	6,067,738
210,775	@	Dish Network Corp.	4,143,837
118,096	@	Life Time Fitness, Inc.	4,840,755
442,400	@	Pulte Homes, Inc.	3,326,848
			24,013,025
		Consumer Staples: 0.2%
756,115	@	Rite Aid Corp.	667,801
			667,801
		Energy: 19.4%
156,300		Baker Hughes, Inc.	8,935,671
89,642		ConocoPhillips	6,104,620
261,480		Gazprom OAO ADR	6,652,051
1,900		Inpex Holdings, Inc.	11,094,843
201,035		Marathon Oil Corp.	7,444,326
727,780	@	SandRidge Energy, Inc.	5,327,350
166,100	@	Transocean Ltd.	11,545,611
			57,104,472
		Financials: 15.1%
182,500		Hartford Financial Services Group, Inc.	4,834,425
319,550		JPMorgan Chase & Co.	13,555,311
1,972,042		Mitsubishi UFJ Financial Group, Inc.	10,633,489
83,549		Transatlantic Holdings, Inc.	4,312,799
416,305		US Bancorp.	11,227,746
			44,563,770
		Health Care: 15.8%
139,600	@	Alere, Inc.	5,109,360
52,116	@	Community Health Systems, Inc.	1,947,575
213,115		Eli Lilly & Co.	7,467,550
320,380	@	Gilead Sciences, Inc.	11,610,571
33,100		Roche Holding AG - Genusschein	4,852,223
80,800	@	Talecris Biotherapeutics Holdings Corp.	1,882,640
119,844	@	Thermo Fisher Scientific, Inc.	6,634,564
99,775	@	Varian Medical Systems, Inc.	6,912,412
			46,416,895
		Industrials: 5.5%
632,200		General Electric Co.	11,562,938
67,700		Lockheed Martin Corp.	4,732,907
			16,295,845
		Information Technology: 22.0%
192,600	@	Adobe Systems, Inc.	5,928,228
210,329	@	Amdocs Ltd.	5,777,738
68,106	@	Ansys, Inc.	3,546,279
109,523		Corning, Inc.	2,115,984
805,797	@	Dell, Inc.	10,918,549
175,487	@	Fiserv, Inc.	10,276,519
17,250	@	Google, Inc. - Class A	10,245,983
437,202	@	MEMC Electronic Materials, Inc.	4,922,895
154,474		Microsoft Corp.	4,312,914
225,752	@	NCR Corp.	3,469,808
343,638	@	ON Semiconductor Corp.	3,395,143
			64,910,040
		Materials: 8.5%
130,000		Monsanto Co.	9,053,200
651,500		Tokyo Steel Manufacturing Co., Ltd.	7,077,948
149,637	L	United States Steel Corp.	8,741,794
			24,872,942
		Telecommunication Services: 2.8%
553,328		China Mobile Ltd.	5,486,170
2,931,950	@, L	Level 3 Communications, Inc.	2,873,311
			8,359,481
		Total Common Stock (Cost $260,846,816)	287,204,271

Principal Amount

CORPORATE BONDS/NOTES: 2.9%
		Financials: 1.2%
$3,000,000	#, L	AngloGold Ashanti Holdings Finance PLC, 3.500%, due 05/22/14	$3,750,000
			3,750,000
		Telecommunication Services: 1.7%
891,000	L	Level 3 Communications, Inc., 6.500%, due 10/01/16	965,621
4,000,000		Level 3 Financing, Inc., 9.250%, due 11/01/14	3,990,000
			4,955,621
		Total Corporate Bonds/Notes (Cost $7,661,694)	8,705,621

		Total Long-Term Investments (Cost $268,508,510)	295,909,892

Shares

SHORT-TERM INVESTMENTS: 3.1%
		Securities Lending Collateral(cc): 3.1%
8,644,142		BNY Mellon Overnight Government Fund (1)		8,644,142
539,803	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		431,842

		Total Short-Term Investments (Cost $9,183,945)		9,075,984

		Total Investments in Securities (Cost $277,692,455) *	103.5%	$304,985,876
		Other Assets and Liabilities - Net	(3.5)	(10,387,613)
		Net Assets	100.0%	$294,598,263

@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING UBS U.S. Large Cap Equity Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.4%
		Consumer Discretionary: 15.0%
29,800	@	Apollo Group, Inc. - Class A	$1,176,802
76,900		Carnival Corp.	3,545,859
161,000		Comcast Corp. — Class A	3,537,170
51,500	L	Fortune Brands, Inc.	3,102,875
70,400	@, L	GameStop Corp.	1,610,752
54,300	@	General Motors Co.	2,001,498
78,900		International Game Technology	1,395,741
47,100	@, L	Interpublic Group of Cos., Inc.	500,202
66,600		Johnson Controls, Inc.	2,544,120
92,300		Lowe’s Cos., Inc.	2,314,884
85,300		Time Warner, Inc.	2,744,101
48,800		Viacom - Class B	1,932,968
			26,406,972
		Consumer Staples: 7.5%
81,100		Avon Products, Inc.	2,356,766
36,400		Kellogg Co.	1,859,312
111,900		Kroger Co.	2,502,084
50,700		PepsiCo, Inc.	3,312,231
48,800		Procter & Gamble Co.	3,139,304
			13,169,697
		Energy: 11.1%
40,800		Baker Hughes, Inc.	2,332,536
101,100		ExxonMobil Corp.	7,392,432
31,700		Hess Corp.	2,426,318
55,200		Marathon Oil Corp.	2,044,056
72,000	@	Noble Corp.	2,575,440
59,100	@	Ultra Petroleum Corp.	2,823,207
			19,593,989
		Financials: 14.5%
59,100		Aflac, Inc.	3,335,013
67,492		Bank of New York Mellon Corp.	2,038,258
371,700	@	Citigroup, Inc.	1,758,141
13,500		Goldman Sachs Group, Inc.	2,270,160
94,000		JPMorgan Chase & Co.	3,987,480
56,700		Metlife, Inc.	2,519,748
46,700		Morgan Stanley	1,270,707
47,500		Principal Financial Group, Inc.	1,546,600
98,300		US Bancorp.	2,651,151
138,500		Wells Fargo & Co.	4,292,115
			25,669,373
		Health Care: 13.2%
12,300	@	Alexion Pharmaceuticals, Inc.	990,765
39,400		Allergan, Inc.	2,705,598
27,500	@	Amgen, Inc.	1,509,750
29,800	@	Amylin Pharmaceuticals, Inc.	438,358
32,100		Baxter International, Inc.	1,624,902
118,100	@, L	Boston Scientific Corp.	894,017
61,700		Covidien PLC	2,817,222
17,700	@	Genzyme Corp.	1,260,240
57,100		Johnson & Johnson	3,531,635
62,800		Medtronic, Inc.	2,329,252
66,200		Merck & Co., Inc.	2,385,848
79,600		UnitedHealth Group, Inc.	2,874,356
			23,361,943
		Industrials: 10.8%
46,000		Dover Corp.	2,688,700
26,500		FedEx Corp.	2,464,765
48,500		General Dynamics Corp.	3,441,560
61,500		Illinois Tool Works, Inc.	3,284,100
15,350		Paccar, Inc.	881,397
34,100		Pall Corp.	1,690,678
29,400		Raytheon Co.	1,362,396
32,300	L	Ryder System, Inc.	1,700,272
119,700	L	Southwest Airlines Co.	1,553,706
			19,067,574
		Information Technology: 19.5%
106,500	@	Adobe Systems, Inc.	3,278,070
17,400	@	Apple, Inc.	5,612,544
76,900		Applied Materials, Inc.	1,080,445
51,200	@	Autodesk, Inc.	1,955,840
43,800		Broadcom Corp.	1,907,490

147,400	@	Cisco Systems, Inc.		2,981,902
64,100		Hewlett-Packard Co.		2,698,610
91,900	L	Intersil Corp.		1,403,313
71,900	@	Marvell Technology Group Ltd.		1,333,745
101,800		Microsoft Corp.		2,842,256
103,000		National Semiconductor Corp.		1,417,280
57,500		Qualcomm, Inc.		2,845,675
106,200	@	Seagate Technology, Inc.		1,596,186
107,500	@	Symantec Corp.		1,799,550
22,800		Visa, Inc.		1,604,664
				34,357,570
		Materials: 2.1%
21,200		Celanese Corp.		872,805
44,800		Dow Chemical Co.		1,529,472
20,200		Monsanto Co.		1,406,728
				3,809,005
		Telecommunication Services: 2.1%
124,700		AT&T, Inc.		3,663,686
				3,663,686
		Utilities: 2.6%
81,900		American Electric Power Co., Inc.		2,946,762
44,100	L	FirstEnergy Corp.		1,632,582
				4,579,344
		Total Common Stock (Cost $144,422,056)		173,679,153

EXCHANGE-TRADED FUNDS: 1.1%
		Exchange-Traded Funds: 1.1%
15,000		SPDR Trust Series 1		1,886,700

		Total Exchange-Traded Funds (Cost $1,885,277)		1,886,700

		Total Long-Term Investments (Cost $146,307,333)		175,565,853

SHORT-TERM INVESTMENTS: 4.9%
		Mutual Funds: 1.0%
1,719,646		Blackrock Liquidity Funds TempFund Portfolio - Class I		1,719,646

		Total Mutual Funds (Cost $1,719,646)		1,719,646

		Securities Lending Collateral(cc): 3.9%
6,261,298		BNY Mellon Overnight Government Fund (1)		6,261,298
818,750	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		655,000

		Total Securities Lending Collateral (Cost $7,080,048)		6,916,298

		Total Short-Term Investments (Cost $8,799,694)		8,635,944

		Total Investments in Securities (Cost $155,107,027) *	104.4%	$184,201,797
		Other Assets and Liabilities - Net	(4.4)	(7,794,235)
		Net Assets	100.0%	$176,407,562

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Van Kampen Comstock Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.2%
		Consumer Discretionary: 17.1%
740,981		Comcast Corp. — Class A	$16,279,353
51,529	@	DIRECTV	2,057,553
67,133	@, L	General Motors Co.	2,474,522
91,432		Home Depot, Inc.	3,205,606
49,230		JC Penney Co., Inc.	1,590,621
132,391		Lowe’s Cos., Inc.	3,320,366
43,936		Macy’s, Inc.	1,111,581
283,110	L	News Corp. - Class B	4,648,666
20,740		Target Corp.	1,247,096
85,723		Time Warner Cable, Inc.	5,660,290
130,625		Time Warner, Inc.	4,202,206
273,056		Viacom - Class B	10,815,748
			56,613,608
		Consumer Staples: 8.9%
55,522		Avon Products, Inc.	1,613,469
54,394		Coca-Cola Co.	3,577,493
152,584		CVS Caremark Corp.	5,305,346
221,364		Kraft Foods, Inc.	6,975,180
15,078		PepsiCo, Inc.	985,046
16,499		Procter & Gamble Co.	1,061,381
146,751		Unilever NV ADR	4,607,981
98,592		Wal-Mart Stores, Inc.	5,317,067
			29,442,963
		Energy: 10.6%
71,636		BP PLC ADR	3,164,162
79,411		Chevron Corp.	7,246,254
46,907		ConocoPhillips	3,194,367
197,535		Halliburton Co.	8,065,354
47,220	@	Noble Corp.	1,689,059
81,562		Royal Dutch Shell PLC ADR - Class A	5,446,710
45,449		Total SA ADR	2,430,613
170,401	@	Weatherford International Ltd.	3,885,143
			35,121,662
		Financials: 21.0%
32,199		Aflac, Inc.	1,816,990
479,780		Bank of America Corp.	6,400,265
234,647	L	Bank of New York Mellon Corp.	7,086,339
124,379		Chubb Corp.	7,417,964
1,051,554	@	Citigroup, Inc.	4,973,850
20,551		Goldman Sachs Group, Inc.	3,455,856
232,610		JPMorgan Chase & Co.	9,867,316
108,878		Metlife, Inc.	4,838,538
131,574		Morgan Stanley	3,580,129
76,681		PNC Financial Services Group, Inc.	4,656,070
31,427		State Street Corp.	1,456,327
52,006		Torchmark Corp.	3,106,838
83,357	L	Travelers Cos., Inc.	4,643,818
93,531		US Bancorp.	2,522,531
119,224		Wells Fargo & Co.	3,694,752
			69,517,583
		Health Care: 12.2%
50,486		Abbott Laboratories	2,418,784
254,510		Bristol-Myers Squibb Co.	6,739,425
117,541		Cardinal Health, Inc.	4,502,996
49,032	L	GlaxoSmithKline PLC ADR	1,923,035
162,630		Merck & Co., Inc.	5,861,185
508,423		Pfizer, Inc.	8,902,487
59,095	L	Roche Holding AG ADR	2,165,832
155,861		UnitedHealth Group, Inc.	5,628,141
39,551	@	WellPoint, Inc.	2,248,870
			40,390,755
		Industrials: 7.1%
48,091		Emerson Electric Co.	2,749,362
260,036		General Electric Co.	4,756,058
82,632		Honeywell International, Inc.	4,392,717
97,038	L	Ingersoll-Rand PLC	4,569,519
92,264	L	Textron, Inc.	2,181,121
112,100		Tyco International Ltd.	4,645,424
			23,294,201
		Information Technology: 10.4%
43,137		Accenture PLC	2,091,713
142,082	@	Cisco Systems, Inc.	2,874,319

258,625	@, L	Dell, Inc.		3,504,369
241,971	@	eBay, Inc.		6,734,053
141,189		Hewlett-Packard Co.		5,944,057
152,228		Intel Corp.		3,201,355
42,772		KLA-Tencor Corp.		1,652,710
70,989		Microsoft Corp.		1,982,013
53,231		Western Union Co.		988,500
334,300	@, L	Yahoo!, Inc.		5,559,409
				34,532,498
		Materials: 5.2%
390,334	L	Alcoa, Inc.		6,007,240
26,960		EI Du Pont de Nemours & Co.		1,344,765
365,587		International Paper Co.		9,958,590
				17,310,595
		Telecommunication Services: 4.1%
148,592		AT&T, Inc.		4,365,633
164,670		Verizon Communications, Inc.		5,891,893
118,464	L	Vodafone Group PLC ADR		3,131,004
				13,388,530
		Utilities: 1.6%
41,120	L	American Electric Power Co., Inc.		1,479,498
66,788	L	FirstEnergy Corp.		2,472,492
25,357		Sempra Energy		1,330,735
				5,282,725
		Total Common Stock (Cost $259,553,524)		324,895,120

SHORT-TERM INVESTMENTS: 8.3%
		Mutual Funds: 2.1%
6,810,008		Blackrock Liquidity Funds TempFund Portfolio - Class I		6,810,008

		Total Mutual Funds (Cost $6,810,008)		6,810,008

		Securities Lending Collateral(cc): 6.2%
19,723,129		BNY Mellon Overnight Government Fund (1)		19,723,129
966,595	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		773,276

		Total Securities Lending Collateral (Cost $20,689,724)		20,496,405

		Total Short-Term Investments (Cost $27,499,732)		27,306,413

		Total Investments in Securities (Cost $287,053,256) *	106.5%	$352,201,533
		Other Assets and Liabilities - Net	(6.5)	(21,347,927)
		Net Assets	100.0%	$330,853,606

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Van Kampen Equity and Income Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 64.4%
		Consumer Discretionary: 7.9%
451,740		Comcast Corp. — Class A	$9,924,728
296,293	@	Ford Motor Co.	4,974,759
112,749	@	General Motors Co.	4,155,928
224,544		Home Depot, Inc.	7,872,513
180,754		Sony Corp. ADR	6,454,725
114,424		Time Warner Cable, Inc.	7,555,417
308,145		Time Warner, Inc.	9,913,025
409,821		Viacom - Class B	16,233,010
			67,084,105
		Consumer Staples: 7.0%
292,579		Avon Products, Inc.	8,502,346
64,211		Coca-Cola Co.	4,223,157
108,423		Coca-Cola Enterprises, Inc.	2,713,828
249,397		Kraft Foods, Inc.	7,858,499
160,452		Procter & Gamble Co.	10,321,877
172,719		Sysco Corp.	5,077,939
225,348		Unilever NV ADR	7,075,927
213,316		Walgreen Co.	8,310,791
101,110		Wal-Mart Stores, Inc.	5,452,862
			59,537,226
		Energy: 9.4%
167,085		Anadarko Petroleum Corp.	12,725,194
42,788	@	Cameron International Corp.	2,170,635
63,940		ConocoPhillips	4,354,314
76,084		Devon Energy Corp.	5,973,355
80,819		ExxonMobil Corp.	5,909,485
125,134		Hess Corp.	9,577,756
34,736		Noble Energy, Inc.	2,990,075
147,373		Occidental Petroleum Corp.	14,457,291
167,836		Royal Dutch Shell PLC ADR - Class A	11,208,088
111,765		Schlumberger Ltd.	9,332,378
69,690		Williams Cos., Inc.	1,722,737
			80,421,308
		Financials: 14.1%
813,090		Bank of America Corp.	10,846,621
120,223		BB&T Corp.	3,160,663
476,709		Charles Schwab Corp.	8,156,491
69,198		Chubb Corp.	4,126,969
1,584,177	@	Citigroup, Inc.	7,493,157
216,748		Fifth Third Bancorp.	3,181,861
612,355		JPMorgan Chase & Co.	25,976,099
16,806	@	LPL Investment Holdings, Inc.	611,234
677,619		Marsh & McLennan Cos., Inc.	18,526,103
271,035		Morgan Stanley	7,374,862
167,633		PNC Financial Services Group, Inc.	10,178,676
147,087		Principal Financial Group, Inc.	4,789,153
132,193		State Street Corp.	6,125,824
137,707		US Bancorp.	3,713,958
174,524		Wells Fargo & Co.	5,408,499
			119,670,170
		Health Care: 6.3%
77,390		Abbott Laboratories	3,707,755
329,688		Bristol-Myers Squibb Co.	8,730,138
98,354		Cardinal Health, Inc.	3,767,942
152,500		Covidien PLC	6,963,150
139,499		Merck & Co., Inc.	5,027,544
565,829		Pfizer, Inc.	9,907,666
143,366		Roche Holding AG ADR	5,254,364
278,988		UnitedHealth Group, Inc.	10,074,257
			53,432,816
		Industrials: 7.1%
127,791		Avery Dennison Corp.	5,410,671
108,157		Cintas Corp.	3,024,070
49,754		Dover Corp.	2,908,121
31,231		FedEx Corp.	2,904,795
1,178,806		General Electric Co.	21,560,351
136,630		Ingersoll-Rand PLC	6,433,907
60,853		Manpower, Inc.	3,819,134
94,111		Robert Half International, Inc.	2,879,797
269,195		Tyco International Ltd.	11,155,441
			60,096,287
		Information Technology: 6.7%
180,309	@	Amdocs Ltd.	4,953,088
282,987	@	Cisco Systems, Inc.	5,724,827
495,130	@	Dell, Inc.	6,709,012
451,739	@	eBay, Inc.	12,571,896
201,369		Hewlett-Packard Co.	8,477,635
247,923		Intel Corp.	5,213,821
49,880		Microsoft Corp.	1,392,650
324,855		Western Union Co.	6,032,557
380,303	@	Yahoo!, Inc.	6,324,439
			57,399,925
		Materials: 1.5%
151,833		Dow Chemical Co.	5,183,579
65,200	@	LyondellBasell Industries NV	2,242,880
63,077		PPG Industries, Inc.	5,302,883
			12,729,342

		Telecommunication Services: 1.8%
173,395		Verizon Communications, Inc.	6,204,073
350,591		Vodafone Group PLC ADR	9,266,120
			15,470,193
		Utilities: 2.6%
314,974		American Electric Power Co., Inc.	11,332,765
90,309		Edison International	3,485,927
47,811		Entergy Corp.	3,386,453
105,227		FirstEnergy Corp.	3,895,504
			22,100,649
		Total Common Stock (Cost $463,084,931)	547,942,021
PREFERRED STOCK: 2.2%
		Consumer Discretionary: 0.2%
13,100	@	Stanley Black & Decker, Inc.	1,421,874
			1,421,874
		Consumer Staples: 0.2%
47,700		Archer-Daniels-Midland Co.	1,852,191
			1,852,191
		Energy: 0.5%
107,000	P	El Paso Energy Capital Trust I	4,159,090
			4,159,090
		Financials: 0.4%
35,144		Keycorp	3,763,922
			3,763,922
		Health Care: 0.4%
2,600		Healthsouth Corp.	2,529,150
30,451	P	Omnicare, Inc.	1,178,454
			3,707,604
		Industrials: 0.2%
121,631	@, #	Swift Mandatory Common Exchange Security Trust	1,471,431
			1,471,431
		Utilities: 0.3%
80,407	@, P	CenterPoint Energy, Inc.	2,555,334
			2,555,334

		Total Preferred Stock (Cost $17,519,529)	18,931,446

Principal Amount

CORPORATE BONDS/NOTES: 21.9%
		Consumer Discretionary: 4.5%
$580,000		Advance Auto Parts, Inc., 5.750%, due 05/01/20	$606,984
395,000		Autozone, Inc., 6.500%, due 01/15/14	438,964
2,235,000		BorgWarner, Inc., 3.500%, due 04/15/12	5,009,194
125,000		Comcast Corp., 5.150%, due 03/01/20	131,533
550,000		Comcast Corp., 5.700%, due 05/15/18	606,207
60,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	78,000
325,000		Daimler Finance NA, LLC, 7.750%, due 01/18/11	326,018
455,000		DirecTV Holdings, LLC, 7.625%, due 05/15/16	505,041
475,000		Expedia, Inc., 5.950%, due 08/15/20	479,750
4,212,000		Ford Motor Co., 4.250%, due 11/15/16	8,439,795
2,085,000	#	Gaylord Entertainment Co., 3.750%, due 10/01/14	3,049,313
290,000		Home Depot, Inc., 5.875%, due 12/16/36	302,663
3,949,000		International Game Technology, 3.250%, due 05/01/14	4,575,904
2,333,000		Interpublic Group of Cos., Inc., 4.250%, due 03/15/23	2,610,044
1,065,000		Interpublic Group of Cos., Inc., 4.750%, due 03/15/23	1,250,044
3,965,100		Liberty Media Corp., 3.125%, due 03/30/23	4,465,694
255,000		Macys Retail Holdings, Inc., 5.350%, due 03/15/12	264,563
3,048,000	#	MGM Resorts International, 4.250%, due 04/15/15	3,352,800
200,000	#	NBC Universal, Inc., 2.100%, due 04/01/14	199,563
210,000	#	NBC Universal, Inc., 5.950%, due 04/01/41	210,713
445,000		Time Warner Cable, Inc., 5.875%, due 11/15/40	441,802
135,000		Time Warner Cable, Inc., 6.750%, due 06/15/39	149,601
245,000		Time Warner Cable, Inc., 8.750%, due 02/14/19	312,231
160,000		Time Warner, Inc., 5.875%, due 11/15/16	180,821
200,000		WPP Finance UK, 8.000%, due 09/15/14	230,276
220,000		Yum! Brands, Inc., 5.300%, due 09/15/19	233,424
115,000		Yum! Brands, Inc., 6.250%, due 03/15/18	130,036
			38,580,978
		Consumer Staples: 0.5%
200,000		Anheuser-Busch InBev Worldwide, Inc., 2.500%, due 03/26/13	204,772
375,000		Anheuser-Busch InBev Worldwide, Inc., 3.625%, due 04/15/15	387,448
300,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	343,315
240,000		Corn Products International, Inc., 6.625%, due 04/15/37	251,671
68,312	#	CVS Lease Pass-through, 8.353%, due 07/10/31	81,585
396,373		CVS Pass-Through Trust, 6.036%, due 12/10/28	407,640
235,000		Delhaize Group, 5.875%, due 02/01/14	259,520
415,000	#	FBG Finance Ltd., 5.125%, due 06/15/15	440,840
295,000	#	Grupo Bimbo S.A.B de CV, 4.875%, due 06/30/20	297,629
170,000		Kraft Foods, Inc., 5.375%, due 02/10/20	183,297
100,000		Kraft Foods, Inc., 6.875%, due 02/01/38	116,491
355,000		Kraft Foods, Inc., 6.875%, due 01/26/39	414,990
170,000		Kraft Foods, Inc., 7.000%, due 08/11/37	199,671
655,000		Safeway, Inc., 3.950%, due 08/15/20	621,472
140,000		Wal-Mart Stores, Inc., 5.250%, due 09/01/35	141,375
50,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	58,943
			4,410,659
		Energy: 0.7%
145,000		Enterprise Products Operating L.P., 5.250%, due 01/31/20	151,099
300,000		Enterprise Products Operating L.P., 6.500%, due 01/31/19	341,180

1,555,000		Helix Energy Solutions Group, Inc., 3.250%, due 12/15/25	1,508,350
250,000		Hess Corp., 5.600%, due 02/15/41	249,080
3,295,000		Massey Energy Co., 3.250%, due 08/01/15	3,233,219
370,000		Petroleos Mexicanos, 5.500%, due 01/21/21	376,475
165,000		Spectra Energy Capital, LLC, 7.500%, due 09/15/38	193,883
215,000		Texas Eastern Transmission LP, 7.000%, due 07/15/32	248,670
			6,301,956
		Financials: 6.3%
290,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	287,626
300,000		Aegon NV, 4.625%, due 12/01/15	309,541
2,419,000		Affiliated Managers Group, Inc., 3.950%, due 08/15/38	2,691,138
330,000		Aflac, Inc., 6.450%, due 08/15/40	339,107
635,000	#	AIG SunAmerica Global Financing VI, 6.300%, due 05/10/11	647,700
700,000		Ally Financial, Inc., 2.200%, due 12/19/12	720,320
665,000		American Express Co., 8.125%, due 05/20/19	828,713
950,000		Bank of America Corp., 5.650%, due 05/01/18	972,129
400,000		Bank of America Corp., 5.750%, due 12/01/17	416,842
305,000		Barclays Bank PLC, 5.140%, due 10/14/20	274,934
525,000		Barclays Bank PLC, 6.750%, due 05/22/19	593,956
260,000		Bear Stearns Cos., Inc., 7.250%, due 02/01/18	308,553
430,000	#	BPCE S.A., 2.375%, due 10/04/13	428,998
240,000		Brookfield Asset Management, Inc., 7.125%, due 06/15/12	256,025
540,000		Capital One Bank USA NA, 8.800%, due 07/15/19	665,262
515,000		Charles Schwab Corp., 4.450%, due 07/22/20	513,998
1,500,000		Citibank NA, 1.750%, due 12/28/12	1,531,095
4,200,000		Citigroup Funding, Inc., 2.250%, due 12/10/12	4,322,216
575,000		Citigroup, Inc., 6.125%, due 11/21/17	631,025
545,000		Citigroup, Inc., 6.125%, due 05/15/18	597,954
345,000		Citigroup, Inc., 8.500%, due 05/22/19	428,966
325,000		CNA Financial Corp., 5.875%, due 08/15/20	324,182
385,000	#	Commonwealth Bank of Australia, 5.000%, due 10/15/19	403,703
590,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.750%, due 01/15/20	612,009
130,000		Credit Suisse AG, 5.400%, due 01/14/20	133,001
95,000		Credit Suisse New York, 6.000%, due 02/15/18	102,016
440,000		Credit Suisse/New York NY, 4.375%, due 08/05/20	432,828
185,000		Credit Suisse/New York NY, 5.300%, due 08/13/19	195,748
340,000	#	Digital Realty Trust L.P., 4.500%, due 07/15/15	342,441
225,000	#	ERAC USA Finance LLC, 2.750%, due 07/01/13	229,155
4,950,000		General Electric Capital Corp., 2.625%, due 12/28/12	5,136,551
770,000		General Electric Capital Corp., 5.625%, due 05/01/18	840,964
160,000		General Electric Capital Corp., 5.875%, due 01/14/38	166,659
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, due 03/15/17	3,981,720
1,010,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	1,113,844
345,000		Goldman Sachs Group, Inc., 6.750%, due 10/01/37	353,828
465,000	#	HBOS PLC, 6.750%, due 05/21/18	436,014
460,000		Health Care REIT, Inc., 4.950%, due 01/15/21	444,096
450,000	#	HSBC Bank PLC, 4.125%, due 08/12/20	433,349
150,000		HSBC Finance Corp., 6.375%, due 10/15/11	156,406
645,000		HSBC Finance Corp., 6.750%, due 05/15/11	659,073
170,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	169,380
1,062,000		Janus Capital Group, Inc., 3.250%, due 07/15/14	1,263,780
1,793,800		Jefferies Group, Inc., 3.875%, due 11/01/29	1,890,217
595,000		Jefferies Group, Inc., 6.875%, due 04/15/21	619,506
340,000		JPMorgan Chase & Co., 4.400%, due 07/22/20	335,289
775,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	866,733
220,000		Korea Development Bank, 4.375%, due 08/10/15	226,631
165,000	#	Lloyds TSB Bank PLC, 5.800%, due 01/13/20	163,198
430,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	471,255
150,000		MetLife, Inc., 2.375%, due 02/06/14	150,823
455,000		MetLife, Inc., 4.750%, due 02/08/21	465,493
145,000		MetLife, Inc., 5.875%, due 02/06/41	153,431
625,000		MGIC Investment Corp., 5.000%, due 05/01/17	721,094
790,000		Morgan Stanley, 3.450%, due 11/02/15	771,061
675,000		Morgan Stanley, 4.000%, due 07/24/15	679,201
2,067,000		NASDAQ OMX Group, Inc., 2.500%, due 08/15/13	2,056,665
285,000		NASDAQ OMX Group, Inc., 5.550%, due 01/15/20	288,464
205,000	#	National Australia Bank Ltd., 3.750%, due 03/02/15	212,214
570,000	#	Nationwide Building Society, 6.250%, due 02/25/20	595,013
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	260,529
290,000	#	Nordea Bank AB, 4.875%, due 01/27/20	298,054
225,000	#	Pacific LifeCorp, 6.000%, due 02/10/20	236,889
360,000		PNC Funding Corp., 5.125%, due 02/08/20	375,907
225,000		PNC Funding Corp., 6.700%, due 06/10/19	259,477
320,000		Prudential Financial, Inc., 4.750%, due 09/17/15	338,912
85,000		Prudential Financial, Inc., 7.375%, due 06/15/19	100,380
210,000		Reinsurance Group of America, Inc., 6.450%, due 11/15/19	222,015
495,000		Royal Bank of Scotland PLC, 4.875%, due 03/16/15	506,825
200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, due 01/20/15	189,667
775,000	#	Societe Generale, 2.500%, due 01/15/14	774,772
100,000	#	Standard Chartered Bank, 6.400%, due 09/26/17	107,149
315,000	#	Standard Chartered PLC, 3.850%, due 04/27/15	324,634
195,000		Travelers Cos, Inc., 5.350%, due 11/01/40	192,835
305,000		UBS AG, 5.875%, due 12/20/17	335,929
500,000		US Bank NA/Cincinnati OH, 3.778%, due 04/29/20	507,792
300,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 6.750%, due 09/02/19	334,763
935,000		Wells Fargo & Co., 5.625%, due 12/11/17	1,036,716
440,000		Westpac Banking Corp., 2.100%, due 08/02/13	444,747
			53,211,125
		Health Care: 3.5%
610,000		Aetna, Inc., 3.950%, due 09/01/20	587,393
455,000		Boston Scientific Corp., 5.450%, due 06/15/14	483,278
3,358,000		Cephalon, Inc., 2.500%, due 05/01/14	3,823,923
1,835,000		Endo Pharmaceuticals Holdings, Inc., 1.750%, due 04/15/15	2,449,725

930,000		Express Scripts, Inc., 5.250%, due 06/15/12	981,916
5,261,000	#	Gilead Sciences, Inc., 1.625%, due 05/01/16	5,497,745
80,000		GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	94,884
2,550,000		Life Technologies Corp., 1.500%, due 02/15/24	3,091,875
3,470,000		LifePoint Hospitals, Inc., 3.500%, due 05/15/14	3,517,713
210,000		Medco Health Solutions, Inc., 2.750%, due 09/15/15	208,577
3,122,000		Mylan, Inc., 1.250%, due 03/15/12	3,321,028
1,145,000		Omnicare, Inc., 3.250%, due 12/15/35	1,056,263
1,037,000		Omnicare, Inc., 3.750%, due 12/15/25	1,161,440
885,000		Pfizer, Inc., 6.200%, due 03/15/19	1,038,359
1,072,000		Teleflex, Inc., 3.875%, due 08/01/17	1,130,960
375,000		WellPoint, Inc., 4.350%, due 08/15/20	372,802
1,282,000		Wright Medical Group, Inc., 2.625%, due 12/01/14	1,213,093
			30,030,974
		Industrials: 1.1%
4,300,000	#	Cemex S.A. de CV ADR, 4.875%, due 03/15/15	4,719,250
295,000		Continental Airlines Pass-Through Trust, 4.750%, due 01/12/21	295,000
330,000		CSX Corp., 5.500%, due 04/15/41	325,425
105,000		CSX Corp., 6.150%, due 05/01/37	113,272
260,000		Delta Air Lines, Inc., 6.200%, due 07/02/18	276,250
285,000		General Electric Co., 5.250%, due 12/06/17	308,275
120,000	#	Holcim US Finance Sarl & Cie SCS, 6.000%, due 12/30/19	124,829
767,000		Navistar International Corp., 3.000%, due 10/15/14	1,027,780
175,000		Raytheon Co., 1.625%, due 10/15/15	168,096
616,000		Textron, Inc., 4.500%, due 05/01/13	1,173,480
170,000		Union Pacific Corp., 6.125%, due 02/15/20	194,340
380,000		Waste Management, Inc., 5.000%, due 03/15/14	411,013
			9,137,010
		Information Technology: 3.6%
4,825,000		Alcatel-Lucent USA, Inc., 2.875%, due 06/15/25	4,577,719
1,100,000		Cadence Design Systems, Inc., 1.500%, due 12/15/13	1,039,500
1,634,000		Ciena Corp., 0.250%, due 05/01/13	1,503,280
45,000		Corning, Inc., 6.625%, due 05/15/19	52,021
75,000		Corning, Inc., 7.250%, due 08/15/36	85,617
2,000,000	#	JDS Uniphase Corp., 1.000%, due 05/15/26	1,905,000
1,927,000	#	Linear Technology Corp., 3.000%, due 05/01/27	2,052,255
716,000		Linear Technology Corp., 3.000%, due 05/01/27	762,540
4,526,000		Micron Technology, Inc., 1.875%, due 06/01/14	4,299,700
6,649,000		SanDisk Corp., 1.000%, due 05/15/13	6,432,908
3,846,000		Symantec Corp., 1.000%, due 06/15/13	4,389,248
2,208,000	#	Xilinx, Inc., 3.125%, due 03/15/37	2,307,360
764,000		Xilinx, Inc., 3.125%, due 03/15/37	798,380
			30,205,528
		Materials: 0.8%
2,084,000		Allegheny Technologies, Inc., 4.250%, due 06/01/14	3,154,655
300,000	#	Anglo American Capital PLC, 9.375%, due 04/08/19	404,162
570,000		ArcelorMittal, 3.750%, due 08/05/15	575,347
460,000		ArcelorMittal, 9.850%, due 06/01/19	582,235
360,000		Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	398,739
735,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	704,467
335,000		Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	450,625
75,000		Southern Copper Corp., 5.375%, due 04/16/20	76,199
105,000		Southern Copper Corp., 6.750%, due 04/16/40	109,252
220,000		Vale Overseas Ltd., 5.625%, due 09/15/19	235,422
250,000		Vale Overseas Ltd., 6.875%, due 11/10/39	277,483
			6,968,586
		Telecommunication Services: 0.7%
325,000		American Tower Corp., 4.500%, due 01/15/18	322,642
4,000		AT&T Corp., 8.000%, due 11/15/31	5,042
101,000	#	AT&T, Inc., 5.350%, due 09/01/40	95,328
270,000		AT&T, Inc., 6.150%, due 09/15/34	279,721
510,000		AT&T, Inc., 6.300%, due 01/15/38	539,813
800,000	#	Clearwire Communications, LLC/Clearwire Finance, Inc., 8.250%, due 12/01/40	816,000
165,000		Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	222,344
2,245,000		SBA Communications Corp., 1.875%, due 05/01/13	2,528,431
435,000		Telecom Italia Capital S.A., 6.999%, due 06/04/18	461,257
205,000		Telecom Italia Capital S.A., 7.175%, due 06/18/19	219,686
315,000		Verizon Communications, Inc., 6.350%, due 04/01/19	364,154
280,000		Verizon Communications, Inc., 8.950%, due 03/01/39	400,297
			6,254,715
		Utilities: 0.2%
150,000	#	EDF S.A., 4.600%, due 01/27/20	155,303
425,000	#	Enel Finance International S.A., 5.125%, due 10/07/19	421,921
115,000		Nisource Finance Corp., 6.800%, due 01/15/19	133,265
415,000		Progress Energy, Inc., 7.050%, due 03/15/19	493,147
			1,203,636
		Total Corporate Bonds/Notes (Cost $165,513,992)	186,305,167

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.8%
		Federal Home Loan Mortgage Corporation##: 0.4%
550,000		3.000%, due 07/28/14	579,464
2,400,000		4.875%, due 06/13/18	2,688,245
			3,267,709
		Federal National Mortgage Association##: 0.4%
2,130,000		4.375%, due 10/15/15	2,347,132
915,000		6.625%, due 11/15/30	1,157,994
			3,505,126
		Total U.S. Government Agency Obligations (Cost $6,492,658)	6,772,835

U.S. TREASURY OBLIGATIONS: 7.1%
		U.S. Treasury Notes: 7.1%
4,500,000		0.750%, due 11/30/11		4,518,459
19,000,000		1.000%, due 04/30/12		19,156,674
2,310,000		1.750%, due 08/15/12-03/31/14		2,357,449
1,500,000		1.875%, due 04/30/14		1,534,337
880,000		2.125%, due 11/30/14		901,587
2,940,000		2.250%, due 01/31/15		3,018,554
2,630,000		2.375%, due 10/31/14		2,722,668
1,001,000		2.500%, due 03/31/15		1,036,271
6,900,000		2.625%, due 06/30/14-11/15/20		6,968,853
10,000,000		2.750%, due 10/31/13		10,513,280
2,670,000		3.500%, due 02/15/39		2,301,206
5,000		4.125%, due 08/31/12		5,300
2,000,000		4.250%, due 11/15/40		1,967,812
1,300,000		4.375%, due 11/15/39		1,307,110
1,800,000		4.625%, due 02/15/40		1,885,781
230,000		6.875%, due 08/15/25		307,481

		Total U.S. Treasury Obligations (Cost $59,499,380)		60,502,822

ASSET-BACKED SECURITIES: 0.0%
		Automobile Asset-Backed Securities: 0.0%
171,818	#	ARI Fleet Lease Trust, 1.710%, due 08/15/18		173,253

		Total Asset-Backed Securities (Cost $171,818)		173,253

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
350,000	#	GE Dealer Floorplan Master Note Trust, 1.811%, due 10/20/14		355,251

		Total Collateralized Mortgage Obligations (Cost $350,000)		355,251

MUNICIPAL BONDS: 0.1%
		California: 0.0%
150,000		State of California, 5.950%, due 04/01/16		158,693
				158,693
		Georgia: 0.1%
175,000		Municipal Electric Authority of Georgia, 6.637%, due 04/01/57		171,694
325,000		Municipal Electric Authority of Georgia, 6.655%, due 04/01/57		314,672
				486,366
		Texas: 0.0%
230,000		Texas State Transportation Commission, 5.028%, due 04/01/26		226,803
				226,803

		Total Municipal Bonds (Cost $884,665)		871,862

OTHER BONDS: 0.2%
		Foreign Government Bonds: 0.2%
960,000		Brazil Government International Bond, 6.000%, due 01/17/17		1,091,040
100,000		Peruvian Government International Bond, 7.125%, due 03/30/19		120,000
395,000		Republic of Italy, 6.875%, due 09/27/23		436,257

		Total Other Bonds (Cost $1,515,080)		1,647,297

		Total Long-Term Investments (Cost $715,032,053)		823,501,954

SHORT-TERM INVESTMENTS: 3.1%
		Mutual Funds: 3.1%
26,753,200		Blackrock Liquidity Funds TempFund Portfolio - Class I		26,753,200

		Total Short-Term Investments (Cost $26,753,200)		26,753,200

		Total Investments in Securities (Cost $741,785,253) *	99.9%	$850,255,154
		Other Assets and Liabilities - Net	0.1	729,170
		Net Assets	100.0%	$850,984,324

@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

P	Preferred Stock may be called prior to convertible date.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)                   Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 7, 2011

19